UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:           811-07852

USAA Mutual Funds Trust

(Exact name of registrant as specified in charter)

15935 La Cantera Pkwy, San Antonio, Texas	78256
(Address of principal executive offices)	(Zip code)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, Ohio 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-235-8396

Date of fiscal year end: July 31

Date of reporting period: July 31, 2022

Item 1. Reports to Stockholders.

JULY 31, 2022

Annual Report

USAA Capital Growth Fund

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Managers' Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	28
Statement of Operations	29
Statements of Changes in Net Assets	30
Financial Highlights	32
Notes to Financial Statements	34
Report of Independent Registered Public Accounting Firm	43
Supplemental Information (Unaudited)	44
Trustees' and Officers' Information	44
Proxy Voting and Portfolio Holdings Information	50
Expense Examples	50
Additional Federal Income Tax Information	51
Liquidity Risk Management Program	52
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE • INVESTMENTS INVOLVE RISK •  PRINCIPAL LOSS IS POSSIBLE

1

(Unaudited)

Dear Shareholder,

It certainly has been an interesting — make that challenging — year for investors. If anything, our most recent annual reporting period ended July 31, 2022 reminded us of two enduring realities: 1) financial markets are dynamic and apt to change abruptly; 2) it's vitally important that we remain calm and rational whenever faced with those inevitable bouts of turmoil.

Consider what the past year has dealt us. The latter half of 2021 was largely constructive for financial markets, with record corporate earnings, ample liquidity in markets, and investors largely embracing risk assets. But as the calendar year turned, the script flipped. Almost overnight investor sentiment turned negative. There were many culprits. Inflation data was running persistently hotter than expected, with some of the highest readings in decades. Even the U.S. Federal Reserve (the "Fed") stopped calling inflation "transitory" and pivoted to a restrictive monetary policy. The Fed is now singularly focused on inflation and has embarked on a new aggressive rate-hike cycle. On top of all that, a terrible war began (and continues) in Eastern Europe, which fueled rising energy prices and slowed global growth.

These issues, among other factors, have ratcheted up market volatility in both stock and bond markets. Many broad market stock indices pulled back substantially during the first half of 2022 and even entered "bear market" territory in June, which is typically considered a 20% pullback from the most recent highs. Meanwhile, fixed income investors were also dealing with elevated volatility, and wide swaths of the bond market struggled in the face of rising interest rates. For a short while, bonds were not acting as their traditional counterbalance to equities, and that further troubled investors.

Just as quickly the script flipped again as our annual reporting period was drawing to a close. Risk was back on and investors seemingly went bargain hunting in July. Most equity indexes bounced back smartly — not fully recovering losses since the beginning of the calendar year but still making sharp moves higher.

Throughout the ups and downs of the past annual reporting period, there have been interesting subplots playing out within the broader market as different investment styles and sectors took turns in leadership positions. For example, it was interesting to watch crypto assets captivate investors through the earlier part of our annual reporting period, only to see them fall out of favor as sentiment soured. Ironically, those "less-exciting" assets, such as utilities and even money market funds, have been among the better performing throughout 2022. Indeed, things really can change markedly, and if anything, this underscores the importance of diversification.

Looking at the numbers we see that the S&P 500® Index, the bell-weather proxy for our domestic stock market, had an annual total return of -4.64% for the 12-month period ended July 31, 2022. Over this same annual period, the yield on the 10-Year U.S. Treasury jumped 143 basis points (a basis point is 1/100th of a percentage point), thanks largely to the Fed's policy shift and several aggressive rate hikes. At the end of our reporting period, the yield on the 10-Year U.S. Treasury finished at 2.67%.

Given the volatile market environment of the past year, it's comforting that we can draw on our experience managing portfolios through all market environments. This

2

has taught us to remain calm in the face of turmoil. It's imperative that investors do the same, as opposed to chasing short-term trends and acting emotionally. It is our view that a long-term plan, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerances are some of the key ingredients for staying the course and progressing on investment goals.

As ever, there will be challenges ahead. The Fed has declared its intent to continue raising rates even as some elevated inflation readings begin to decline. Labor shortages, ongoing supply chain issues, elevated energy prices, and the Russia-Ukraine war are among the headwinds investors continue to navigate. There's even been some chatter about a possible recession in 2023.

Although no one can definitively predict what markets will do in the future, we can assure you that the investment professionals at all our independent franchises continually monitor the environment and work hard to position portfolios opportunistically no matter what the markets bring.

On the following pages, you will find information relating to your USAA® Mutual Fund, brought to you by Victory Capital. If you have any questions regarding the current market dynamics or your specific portfolio or investment plan, we encourage you to contact our representatives. Call (800) 235-8396 or visit our website at www.vcm.com.

From all of us here at Victory Capital, thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

3

USAA Capital Growth Fund

Managers' Commentary

(Unaudited)

•  What were the market conditions during the reporting period?

Financial markets produced broadly flat returns during the early part of the annual reporting period ended July 31, 2022. Conditions were initially supportive in August thanks to positive economic data and continued strength in corporate earnings. The picture changed in September, however, as investors began to focus on risk factors such as supply-chain disruptions and rising inflation. In addition, the U.S. Federal Reserve (the "Fed") indicated it may begin tapering its stimulative quantitative easing policy — a development investors took as an indication that the first interest-rate increases may be on the way in 2022. News flow from overseas also took a negative turn in September, with the emergence of energy shortages in Europe and worries that the debt problems of Chinese property developer Evergrande could have a broader, systemic effect on China's economy.

Despite a number of headwinds to sentiment, U.S. equities posted solid gains in the fourth quarter of 2021 as reflected in the 11.03% return for the bellwether S&P 500® Index. The markets faced a shift in Fed policy as persistent inflation, driven by supply chain issues and rising commodity prices, led the central bank to announce, and subsequently accelerate, the tapering of its bond purchases that have helped keep longer-term borrowing costs low. In addition, the Fed began to signal the likelihood of two or more hikes in its benchmark overnight lending rate in 2022, representing a moving forward of the prior timetable. Prolonged negotiations over President Biden's Build Back Better spending bill put into question a source of anticipated fiscal stimulus. Finally, investors had to contend with the rapid emergence and spread of the Omicron variant of COVID-19, which threatened a new wave of lockdowns. Nonetheless, most major U.S. equity indices closed 2021 at or near all-time highs, supported by robust corporate profits and investor inflows given fixed income yields that remained unattractive.

The Russian invasion of Ukraine in February of 2022 added significant volatility to both equity and bond markets that were already concerned with elevated levels of inflation, a hawkish Fed, and rising interest rates. In the first quarter of 2022, the combination of widening credit spreads and rising interest rates led to the worst quarter for the Bloomberg U.S. Aggregate Bond Index in 40 years. Equity markets did not fare any better as the bellwether S&P 500® also posted a negative return during the quarter. With the Fed now embarking on a tightening cycle, the markets remained focused on the Fed and whether it can engineer a soft landing amidst the highest inflation readings in 40 years.

The second quarter of 2022 saw continued pressure on stocks and bonds. The Fed's hawkish pivot, which started in the fourth quarter of 2021, continued to put pressure on equity valuation multiples, especially for long-duration growth stocks. With inflation readings hitting four-decade highs, the Fed now faced an increasingly difficult task of implementing policy strong enough to tame inflation and provide a "soft landing" for the economy, while not being too aggressive and tilting the economy into recession. This risk contributed to the heightened stock market volatility, in addition to mounting COVID-related lockdowns in China, rising oil prices, and the ongoing conflict between Russia and the Ukraine.

4

USAA Capital Growth Fund

Managers' Commentary (continued)

In May the Fed raised rates by 50 basis points (a basis point is 1/100th of a percentage point) and by an additional 75 basis points in both June and July to combat inflation. Stocks and bonds began to rally in mid-June and continued to move higher through the end of the reporting period in July. Factors contributing to the rally included declining oil prices, economic data that was generally supportive of the underlying strength of the economy, and second quarter earnings season that was better than feared. The yield on the 10-Year U.S. Treasury Note declined almost 100 basis points over this period, inverting the yield curve, and reflecting a near-term shift in sentiment that the Fed might not need to be quite as aggressive as initially feared.

•  How did the USAA Capital Growth Fund (the "Fund") perform during the reporting period?

The Fund has two share classes: Fund Shares and Institutional Shares. For the reporting period ended July 31, 2022, the Fund Shares and Institutional Shares had total returns of -6.74% and -6.68%, respectively. This compares to returns of -10.48% for the MSCI All-Country World Index (the "Index") and -15.07% for the Lipper Global Funds Index.

•  What strategies did you employ during the reporting period?

For the reporting period, the Fund outperformed the Index as stock selection and sector allocation both were positive contributors to performance versus the Index. Stock selection within the information technology and industrials contributed to performance, while the Fund's selection within financials hurt performance. In terms of allocation, an overweight position to the industrials hurt performance, while an underweight to the communication services helped.

Thank you for allowing us to assist you with your investment needs.

5

USAA Capital Growth Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended July 31, 2022

	Fund Shares	Institutional Shares
INCEPTION DATE	10/27/00	8/7/15
	Net Asset Value	Net Asset Value	MSCI All-Country World Index[1]	Lipper Global Funds Index[2]
One Year	–6.74%	–6.68%	–10.48%	–15.07%
Five Year	6.77%	6.94%	7.86%	6.23%
Ten Year	10.37%	NA	9.35%	8.89%
Since Inception	N/A	7.39%	N/A	N/A

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Capital Growth Fund — Growth of $10,000

1The MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The Lipper Global Funds Index tracks the total return performance of funds within the Lipper Global Funds category. This category includes funds that invest at least 25% of their portfolio in securities traded outside of the United States and that may own U.S. securities as well. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

6

USAA Mutual Funds Trust USAA Capital Growth Fund	July 31, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks capital appreciation.

Top 10 Equity Holdings*:

July 31, 2022

(% of Net Assets)

Microsoft Corp.	2.9%
Apple, Inc.	2.4%
Alphabet, Inc. Class C	2.1%
UnitedHealth Group, Inc.	1.2%
Johnson & Johnson	1.1%
Nestle SA Registered Shares	1.0%
Berkshire Hathaway, Inc. Class B	1.0%
Lockheed Martin Corp.	1.0%
Eli Lilly & Co.	0.9%
LVMH Moet Hennessy Louis Vuitton SE	0.9%

Sector Allocation*:

July 31, 2022

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

**  Rounds to less than 0.05%.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

USAA Mutual Funds Trust USAA Capital Growth Fund	Schedule of Portfolio Investments July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (99.3%)
Australia (2.1%):
Consumer Discretionary (0.3%):
Aristocrat Leisure Ltd.	91,087	$2,272
Energy (0.1%):
Santos Ltd.	102,492	533
Woodside Energy Group Ltd.	24,900	562
		1,095
Financials (0.5%):
Macquarie Group Ltd.	20,463	2,618
National Australia Bank Ltd.	66,215	1,430
		4,048
Health Care (0.5%):
CSL Ltd.	14,969	3,047
Sonic Healthcare Ltd.	27,313	657
		3,704
Materials (0.4%):
BHP Group Ltd.	103,992	2,845
Rio Tinto Ltd.	8,302	575
		3,420
Real Estate (0.3%):
Goodman Group	35,450	519
Scentre Group	807,053	1,653
Stockland	176,854	479
		2,651
		17,190
Austria (0.1%):
Industrials (0.1%):
ANDRITZ AG	12,097	566
Belgium (0.2%):
Information Technology (0.2%):
Melexis NV	16,114	1,382
Brazil (0.3%):
Consumer Discretionary (0.0%): (a)
Vibra Energia SA	61,400	198
Consumer Staples (0.1%):
Sao Martinho SA	25,200	171
Sendas Distribuidora SA	119,963	368
SLC Agricola SA	29,740	253
		792
Financials (0.0%): (a)
Banco ABC Brasil SA Preference Shares	86,500	288

See notes to financial statements.

8

USAA Mutual Funds Trust USAA Capital Growth Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Industrials (0.1%):
Randon SA Implementos e Participacoes Preference Shares	142,600	$277
SIMPAR SA	137,616	275
		552
Materials (0.1%):
Dexco SA	109,230	206
Metalurgica Gerdau SA	161,600	319
		525
Utilities (0.0%): (a)
Neoenergia SA	83,200	238
		2,593
Canada (2.4%):
Consumer Staples (0.3%):
Alimentation Couche-Tard, Inc.	59,430	2,655
Energy (0.2%):
Parex Resources, Inc.	74,167	1,381
Financials (0.9%):
Manulife Financial Corp.	134,010	2,453
National Bank of Canada	20,884	1,466
The Toronto-Dominion Bank	54,758	3,557
		7,476
Industrials (0.4%):
Canadian Pacific Railway Ltd.	35,768	2,821
Information Technology (0.4%):
Constellation Software, Inc.	1,786	3,039
Materials (0.2%):
Aginco Eagle Mines Ltd.	37,310	1,604
		18,976
Chile (0.1%):
Consumer Staples (0.0%): (a)
SMU SA	2,584,819	264
Industrials (0.0%): (a)
Quinenco SA	106,382	289
Materials (0.1%):
CAP SA	36,418	334
		887
China (0.5%):
Communication Services (0.1%):
Tencent Holdings Ltd.	28,700	1,109
Consumer Discretionary (0.1%):
Jiumaojiu International Holdings Ltd. (b)	170,000	370

See notes to financial statements.

9

USAA Mutual Funds Trust USAA Capital Growth Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Consumer Staples (0.1%):
Chacha Food Co. Ltd. Class A	41,900	$297
Chenguang Biotech Group Co. Ltd. Class A	118,200	258
Chlitina Holding Ltd.	50,000	309
		864
Health Care (0.0%): (a)
Amoy Diagnostics Co. Ltd. Class A	38,160	170
China Resources Medical Holdings Co. Ltd.	264,500	161
		331
Industrials (0.1%):
Binjiang Service Group Co. Ltd.	130,000	366
Xinte Energy Co. Ltd. Class H	160,800	428
		794
Information Technology (0.1%):
AsiaInfo Technologies Ltd. (b)	236,000	376
WUS Printed Circuit Kunshan Co. Ltd. Class A	168,740	304
		680
		4,148
Cyprus (0.0%): (a)
Materials (0.0%):
Tharisa PLC	190,445	239
Denmark (1.2%):
Consumer Discretionary (0.2%):
Pandora A/S	22,001	1,635
Consumer Staples (0.2%):
Royal Unibrew A/S	19,095	1,629
Health Care (0.7%):
Novo Nordisk A/S Class B	46,890	5,462
Industrials (0.1%):
AP Moller — Maersk A/S Class B	317	866
		9,592
Finland (0.1%):
Information Technology (0.1%):
Nokia Oyj	88,914	463
France (3.0%):
Communication Services (0.1%):
Publicis Groupe SA	11,382	605
Consumer Discretionary (1.1%):
La Francaise des Jeux SAEM (b)	51,408	1,836
LVMH Moet Hennessy Louis Vuitton SE	10,571	7,339
		9,175

See notes to financial statements.

10

USAA Mutual Funds Trust USAA Capital Growth Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Consumer Staples (0.1%):
Pernod Ricard SA	4,718	$927
Energy (0.2%):
Gaztransport Et Technigaz SA	9,957	1,373
Financials (0.2%):
AXA SA	30,897	712
BNP Paribas SA	13,611	643
		1,355
Industrials (0.5%):
Cie de Saint-Gobain	14,008	653
Eiffage SA	4,646	436
Rexel SA	23,671	421
Safran SA	17,809	1,957
Teleperformance	1,499	501
		3,968
Information Technology (0.4%):
Capgemini SE	16,224	3,094
Edenred	9,136	469
		3,563
Materials (0.3%):
Arkema SA	26,406	2,501
Real Estate (0.1%):
Klepierre SA	16,606	369
		23,836
Germany (1.7%):
Communication Services (0.2%):
Deutsche Telekom AG	66,681	1,267
Consumer Discretionary (0.3%):
Mercedes-Benz Group AG	11,042	651
Volkswagen AG Preference Shares	10,737	1,518
		2,169
Energy (0.1%):
VERBIO Vereinigte BioEnergie AG	8,981	557
Financials (0.4%):
Allianz SE Registered Shares	13,681	2,484
Hannover Rueck SE	3,462	491
		2,975
Health Care (0.2%):
Bayer AG Registered Shares	14,139	824
Merck KGaA	5,529	1,053
		1,877
Industrials (0.1%):
Deutsche Post AG Registered Shares	18,801	751

See notes to financial statements.

11

USAA Mutual Funds Trust USAA Capital Growth Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Information Technology (0.4%):
Infineon Technologies AG	15,677	$430
SAP SE	32,388	3,020
		3,450
Real Estate (0.0%): (a)
LEG Immobilien SE	3,651	332
		13,378
Greece (0.1%):
Financials (0.0%): (a)
National Bank of Greece SA (c)	123,261	386
Industrials (0.1%):
Mytilineos SA	25,706	398
		784
Hong Kong (1.0%):
Consumer Discretionary (0.1%):
Chow Tai Fook Jewellery Group Ltd.	269,200	532
EC Healthcare	252,000	217
		749
Consumer Staples (0.1%):
WH Group Ltd. (b)	573,500	434
Financials (0.2%):
AIA Group Ltd.	145,400	1,461
CSSC Hong Kong Shipping Co. Ltd.	2,390,000	441
		1,902
Industrials (0.1%):
CK Hutchison Holdings Ltd.	63,000	418
LK Technology Holdings Ltd.	182,500	319
Pacific Basin Shipping Ltd.	702,000	336
		1,073
Real Estate (0.5%):
CK Asset Holdings Ltd.	516,000	3,653
		7,811
India (0.9%):
Communication Services (0.0%): (a)
Sun TV Network Ltd.	60,368	361
Consumer Discretionary (0.1%):
Asahi India Glass Ltd.	56,148	422
Balkrishna Industries Ltd.	13,987	410
Raymond Ltd.	25,270	307
		1,139
Consumer Staples (0.1%):
Dabur India Ltd.	49,313	364

See notes to financial statements.

12

USAA Mutual Funds Trust USAA Capital Growth Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Energy (0.0%): (a)
Hindustan Petroleum Corp. Ltd.	109,449	$334
Financials (0.2%):
Cholamandalam Investment & Finance Co. Ltd.	54,539	485
City Union Bank Ltd.	164,795	336
Home First Finance Co. India Ltd. (b) (c)	37,527	393
		1,214
Health Care (0.0%): (a)
Alkem Laboratories Ltd.	8,569	350
Industrials (0.2%):
Ashoka Buildcon Ltd. (c)	294,501	280
Craftsman Automation Ltd.	12,216	433
Somany Ceramics Ltd. (c)	58,135	464
		1,177
Information Technology (0.1%):
Mphasis Ltd.	11,190	326
WNS Holdings Ltd., ADR (c)	3,666	318
		644
Materials (0.1%):
APL Apollo Tubes Ltd. (c)	32,646	394
Finolex Industries Ltd.	170,341	287
Solar Industries India Ltd.	8,605	298
Supreme Industries Ltd.	12,200	293
		1,272
Utilities (0.1%):
CESC Ltd.	319,334	310
PTC India Ltd.	275,182	289
		599
		7,454
Indonesia (0.2%):
Consumer Discretionary (0.0%): (a)
PT Mitra Adiperkasa Tbk (c)	4,369,900	263
Consumer Staples (0.0%): (a)
PT Industri Jamu Dan Farmasi Sido Muncul Tbk	4,680,500	286
Financials (0.1%):
PT Bank CIMB Niaga Tbk	4,500,500	317
Health Care (0.1%):
PT Medikaloka Hermina Tbk	4,059,800	393
Real Estate (0.0%): (a)
PT Puradelta Lestari Tbk	24,920,300	274
		1,533

See notes to financial statements.

13

USAA Mutual Funds Trust USAA Capital Growth Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Ireland (0.9%):
Health Care (0.0%): (a)
ICON PLC (c)	2,328	$561
Industrials (0.1%):
DCC PLC	9,911	647
Information Technology (0.8%):
Accenture PLC Class A	20,932	6,411
		7,619
Israel (0.1%):
Financials (0.0%): (a)
Bank Leumi Le	47,559	463
Information Technology (0.1%):
Nice Ltd. (c)	2,535	542
		1,005
Italy (0.6%):
Industrials (0.1%):
Leonardo SpA	50,460	472
Information Technology (0.0%): (a)
Nexi SpA (b) (c)	39,292	357
Utilities (0.5%):
Enel SpA	495,510	2,498
Iren SpA	163,524	308
Snam SpA	304,203	1,526
		4,332
		5,161
Japan (6.4%):
Communication Services (0.6%):
Capcom Co. Ltd.	62,300	1,732
Kakaku.com, Inc.	72,500	1,420
Konami Holdings Corp.	6,300	373
Nippon Telegraph & Telephone Corp.	36,200	1,034
		4,559
Consumer Discretionary (1.2%):
Open House Group Co. Ltd.	10,200	445
Sony Group Corp.	19,100	1,621
Toyota Motor Corp.	371,500	6,031
ZOZO, Inc.	64,400	1,391
		9,488
Consumer Staples (0.3%):
Ajinomoto Co., Inc.	24,800	653
Seven & i Holdings Co. Ltd.	15,200	620
Toyo Suisan Kaisha Ltd.	30,600	1,300
		2,573

See notes to financial statements.

14

USAA Mutual Funds Trust USAA Capital Growth Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Financials (0.9%):
Mitsubishi UFJ Financial Group, Inc.	394,200	$2,221
Mizuho Financial Group, Inc.	52,920	631
ORIX Corp.	61,200	1,091
Sumitomo Mitsui Financial Group, Inc.	19,500	612
Tokio Marine Holdings, Inc.	42,600	2,494
		7,049
Health Care (0.6%):
Hoya Corp.	27,300	2,736
Ono Pharmaceutical Co. Ltd.	20,100	565
Shionogi & Co. Ltd.	33,400	1,713
		5,014
Industrials (1.7%):
AGC, Inc.	12,300	448
Fuji Electric Co. Ltd.	71,000	3,207
Hitachi Ltd.	16,500	835
ITOCHU Corp.	37,600	1,095
Komatsu Ltd.	23,100	534
Mitsubishi Heavy Industries Ltd.	39,100	1,452
Mitsui & Co. Ltd.	33,500	739
NIPPON EXPRESS HOLDINGS, Inc.	9,900	592
Nippon Yusen KK	26,600	2,090
OKUMA Corp.	20,400	802
Sanwa Holdings Corp.	191,000	2,064
		13,858
Information Technology (0.7%):
Canon, Inc.	18,600	440
Fujitsu Ltd.	20,900	2,803
Murata Manufacturing Co. Ltd.	8,700	508
Tokyo Electron Ltd.	2,400	826
Ulvac, Inc.	30,500	1,152
		5,729
Materials (0.1%):
Shin-Etsu Chemical Co. Ltd.	4,100	525
Tosoh Corp.	39,100	510
		1,035
Real Estate (0.1%):
Mitsui Fudosan Co. Ltd.	20,600	460
Utilities (0.2%):
Chubu Electric Power Co., Inc.	80,100	855
Osaka Gas Co. Ltd.	30,000	539
		1,394
		51,159

See notes to financial statements.

15

USAA Mutual Funds Trust USAA Capital Growth Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Korea, Republic Of (0.7%):
Communication Services (0.0%): (a)
JYP Entertainment Corp.	10,074	$432
Consumer Discretionary (0.1%):
Danawa Co. Ltd.	9,672	137
Handsome Co. Ltd.	12,343	296
Shinsegae, Inc.	2,046	345
		778
Financials (0.1%):
DGB Financial Group, Inc.	45,140	269
JB Financial Group Co. Ltd.	58,374	336
KIWOOM Securities Co. Ltd.	4,266	278
		883
Health Care (0.2%):
Daewoong Pharmaceutical Co. Ltd.	2,211	313
InBody Co. Ltd.	12,563	241
I-Sens, Inc.	9,544	255
		809
Industrials (0.1%):
CJ Corp.	4,407	271
Hanwha Aerospace Co. Ltd.	9,903	493
		764
Information Technology (0.1%):
Hana Materials, Inc.	7,586	237
Innox Advanced Materials Co. Ltd.	12,720	365
Samwha Capacitor Co. Ltd.	5,768	191
TES Co. Ltd.	14,764	239
		1,032
Materials (0.1%):
Hyosung TNC Corp.	730	194
PI Advanced Materials Co. Ltd.	9,579	276
		470
		5,168
Luxembourg (0.2%):
Communication Services (0.0%): (a)
SES SA	52,597	397
Energy (0.1%):
Tenaris SA	43,196	604
Materials (0.1%):
ArcelorMittal SA	21,111	521
		1,522

See notes to financial statements.

16

USAA Mutual Funds Trust USAA Capital Growth Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Malaysia (0.1%):
Financials (0.1%):
Hong Leong Financial Group Bhd	85,000	$373
Information Technology (0.0%): (a)
Inari Amertron Bhd	557,000	360
Materials (0.0%): (a)
Evergreen Fibreboard Bhd	1,541,200	163
		896
Mexico (0.1%):
Consumer Discretionary (0.0%): (a)
Alsea SAB de CV (c)	153,537	299
Financials (0.1%):
Regional SAB de CV	66,157	361
		660
Netherlands (1.7%):
Communication Services (0.3%):
Koninklijke KPN NV	795,090	2,623
Consumer Staples (0.2%):
Heineken NV	6,005	592
Koninklijke Ahold Delhaize NV	34,910	961
		1,553
Financials (0.4%):
ING Groep NV	232,311	2,256
NN Group NV	12,446	584
		2,840
Health Care (0.1%):
QIAGEN NV (c)	10,765	540
Industrials (0.0%): (a)
Signify NV (b)	9,966	324
Information Technology (0.4%):
ASM International NV	8,644	2,655
STMicroelectronics NV	23,773	899
		3,554
Materials (0.3%):
LyondellBasell Industries NV Class A	23,948	2,134
		13,568
New Zealand (0.1%):
Health Care (0.1%):
Fisher & Paykel Healthcare Corp. Ltd.	64,970	869
Norway (0.5%):
Consumer Staples (0.1%):
Mowi ASA	26,869	620

See notes to financial statements.

17

USAA Mutual Funds Trust USAA Capital Growth Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Energy (0.2%):
Aker BP ASA	21,562	$750
Equinor ASA	13,909	536
Var Energi ASA (c)	121,997	489
		1,775
Financials (0.1%):
SpareBank 1 SMN	99,952	1,282
Materials (0.1%):
Yara International ASA	12,714	542
		4,219
Romania (0.0%): (a)
Real Estate (0.0%):
NEPI Rockcastle S.A.	1	—	(d)
Russian Federation (0.0%): (a)
Consumer Discretionary (0.0%):
Detsky Mir PJSC (b) (e) (f)	214,920	3
Financials (0.0%):
Bank St Petersburg PJSC (c) (e) (f)	372,110	4
Industrials (0.0%):
Globaltrans Investment PLC Registered Shares, GDR (e) (f)	54,896	2
		9
Saudi Arabia (0.1%):
Consumer Discretionary (0.1%):
Leejam Sports Co. JSC	10,110	304
United Electronics Co.	10,667	338
		642
Energy (0.0%): (a)
Aldrees Petroleum and Transport Services Co.	17,566	339
		981
Singapore (0.3%):
Consumer Staples (0.1%):
Wilmar International Ltd.	283,400	826
Financials (0.1%):
DBS Group Holdings Ltd.	39,400	899
Utilities (0.1%):
Sembcorp Industries Ltd.	223,800	473
		2,198
South Africa (0.1%):
Consumer Discretionary (0.0%): (a)
Woolworths Holdings Ltd.	93,680	299

See notes to financial statements.

18

USAA Mutual Funds Trust USAA Capital Growth Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Industrials (0.1%):
Raubex Group Ltd.	145,480	$322
The Bidvest Group Ltd.	19,623	253
		575
		874
Spain (0.6%):
Financials (0.4%):
Banco Bilbao Vizcaya Argentaria SA	440,500	1,996
Banco Santander SA	216,524	542
Bankinter SA	71,252	351
		2,889
Health Care (0.0%): (a)
Laboratorios Farmaceuticos Rovi SA	6,844	358
Utilities (0.2%):
Corp. ACCIONA Energias Renovables SA	16,675	731
Iberdrola SA	58,312	622
		1,353
		4,600
Sweden (0.8%):
Consumer Discretionary (0.0%): (a)
Evolution AB (b)	4,865	473
Industrials (0.7%):
Atlas Copco AB Class B (c)	316,801	3,293
Nibe Industrier AB Class B	175,340	1,767
Volvo AB Class B	24,134	434
		5,494
Materials (0.1%):
Boliden AB	17,646	590
		6,557
Switzerland (4.0%):
Consumer Discretionary (0.1%):
Cie Financiere Richemont SA Registered Shares	5,591	674
Consumer Staples (1.3%):
Coca-Cola HBC AG	86,665	2,132
Nestle SA Registered Shares	67,695	8,296
		10,428
Financials (0.7%):
Julius Baer Group Ltd.	11,448	592
Partners Group Holding AG	523	571
Swiss Life Holding AG	1,950	1,033
UBS Group AG	211,851	3,463
		5,659

See notes to financial statements.

19

USAA Mutual Funds Trust USAA Capital Growth Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Health Care (1.6%):
Alcon, Inc.	6,468	$509
Novartis AG Registered Shares	59,139	5,083
Roche Holding AG	21,558	7,158
		12,750
Industrials (0.1%):
Adecco Group AG	24,995	881
Materials (0.2%):
Glencore PLC	136,150	772
Holcim AG	11,557	542
		1,314
		31,706
Taiwan (0.6%):
Consumer Discretionary (0.1%):
Fusheng Precision Co. Ltd.	48,000	296
Health Care (0.0%): (a)
Pegavision Corp.	19,000	292
Industrials (0.1%):
Chicony Power Technology Co. Ltd.	179,000	437
Symtek Automation Asia Co. Ltd.	87,000	274
Turvo International Co. Ltd.	62,000	237
		948
Information Technology (0.3%):
Gold Circuit Electronics Ltd.	153,000	418
King Yuan Electronics Co. Ltd.	338,000	446
Macronix International Co. Ltd.	378,000	414
Phison Electronics Corp.	22,000	216
Powertech Technology, Inc.	124,000	355
Sigurd Microelectronics Corp.	206,000	345
Tripod Technology Corp.	101,000	347
		2,541
Materials (0.1%):
China General Plastics Corp.	303,450	256
Taiwan Hon Chuan Enterprise Co. Ltd.	155,000	384
Tung Ho Steel Enterprise Corp.	216,410	375
		1,015
		5,092
Thailand (0.2%):
Financials (0.0%): (a)
AEON Thana Sinsap Thailand PCL-NVDR	65,500	297
Health Care (0.1%):
Mega Lifesciences PCL	286,300	384
Industrials (0.0%): (a)
STARK Corp. PCL-NVDR (c)	2,235,300	265

See notes to financial statements.

20

USAA Mutual Funds Trust USAA Capital Growth Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Materials (0.0%): (a)
Sahamitr Pressure Container PCL	730,200	$313
Real Estate (0.1%):
AP Thailand PCL	1,756,800	469
		1,728
United Arab Emirates (0.0%): (a)
Industrials (0.0%):
RAS Al Khaimah Ceramics	526,426	410
United Kingdom (5.6%):
Communication Services (0.0%): (a)
WPP PLC	34,021	367
Consumer Discretionary (0.4%):
Barratt Developments PLC	61,287	376
JD Sports Fashion PLC	425,938	677
Next PLC	13,496	1,123
Stellantis NV	89,727	1,288
		3,464
Consumer Staples (0.8%):
Diageo PLC	67,428	3,194
Imperial Brands PLC	109,214	2,397
Tesco PLC	243,363	780
		6,371
Energy (1.0%):
BP PLC	707,826	3,464
Harbour Energy PLC	92,458	413
Shell PLC	162,224	4,327
		8,204
Financials (1.3%):
3i Group PLC	59,491	924
Aon PLC Class A	8,957	2,607
Barclays PLC	850,986	1,630
HSBC Holdings PLC	431,624	2,703
Legal & General Group PLC	513,180	1,639
Standard Chartered PLC	125,009	861
		10,364
Health Care (0.3%):
AstraZeneca PLC	10,688	1,406
CVS Group PLC	31,497	661
		2,067
Industrials (0.5%):
Ashtead Group PLC	47,975	2,700
Ferguson PLC	4,840	609
RS GROUP PLC	39,953	504
		3,813

See notes to financial statements.

21

USAA Mutual Funds Trust USAA Capital Growth Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Materials (1.1%):
Anglo American PLC	24,630	$890
Croda International PLC	13,991	1,279
Linde PLC	9,578	2,893
Pan African Resources PLC	1,294,229	315
Rio Tinto PLC	59,061	3,565
		8,942
Real Estate (0.1%):
Safestore Holdings PLC	29,232	407
Utilities (0.1%):
Drax Group PLC	55,036	528
		44,527
United States (61.7%):
Communication Services (4.1%):
Alphabet, Inc. Class C (c)	145,060	16,920
AT&T, Inc.	156,457	2,938
Comcast Corp. Class A	81,696	3,065
Match Group, Inc. (c)	32,199	2,360
Sirius XM Holdings, Inc. (g)	370,507	2,475
The Interpublic Group of Cos., Inc.	67,529	2,017
Verizon Communications, Inc.	65,978	3,048
		32,823
Consumer Discretionary (5.9%):
AutoZone, Inc. (c)	2,428	5,190
Best Buy Co., Inc.	23,171	1,784
eBay, Inc.	52,052	2,531
Ford Motor Co.	199,144	2,925
General Motors Co. (c)	69,295	2,513
Lennar Corp. Class A	32,601	2,771
Lowe's Cos., Inc.	28,397	5,439
McDonald's Corp.	12,190	3,210
O'Reilly Automotive, Inc. (c)	7,770	5,467
Target Corp.	11,948	1,952
Tesla, Inc. (c)	6,646	5,925
The Home Depot, Inc.	24,197	7,282
		46,989
Consumer Staples (3.6%):
Altria Group, Inc.	48,950	2,147
Colgate-Palmolive Co.	32,453	2,555
Costco Wholesale Corp.	6,371	3,449
PepsiCo, Inc.	18,961	3,317
Philip Morris International, Inc.	27,468	2,668
The Clorox Co.	14,471	2,053
The Coca-Cola Co.	52,341	3,359
The Hershey Co.	10,411	2,373
The Kroger Co.	47,412	2,202

See notes to financial statements.

22

USAA Mutual Funds Trust USAA Capital Growth Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Tyson Foods, Inc. Class A	27,448	$2,416
Walgreens Boots Alliance, Inc.	56,105	2,223
		28,762
Energy (2.2%):
ConocoPhillips	59,467	5,794
Devon Energy Corp.	38,012	2,389
EOG Resources, Inc.	21,232	2,361
Exxon Mobil Corp.	47,950	4,648
Marathon Petroleum Corp.	26,750	2,452
		17,644
Financials (8.6%):
AGNC Investment Corp.	7,024	89
American Express Co.	16,508	2,543
American Financial Group, Inc.	15,419	2,061
Annaly Capital Management, Inc.	19,302	133
Berkshire Hathaway, Inc. Class B (c)	26,553	7,982
Blackstone, Inc.	25,637	2,617
Capital One Financial Corp.	21,606	2,373
Citigroup, Inc.	57,608	2,990
Erie Indemnity Co. Class A	2,611	531
JPMorgan Chase & Co.	33,329	3,845
M&T Bank Corp.	13,765	2,443
Marsh & McLennan Cos., Inc.	16,152	2,648
MetLife, Inc.	38,905	2,461
Morgan Stanley	35,989	3,034
MSCI, Inc.	6,152	2,961
Prudential Financial, Inc.	23,317	2,331
Raymond James Financial, Inc.	24,084	2,372
Regions Financial Corp.	110,817	2,347
S&P Global, Inc.	8,272	3,118
SEI Investments Co.	38,395	2,125
Signature Bank	10,166	1,886
SVB Financial Group (c)	4,929	1,989
T. Rowe Price Group, Inc.	18,911	2,335
The Goldman Sachs Group, Inc.	9,380	3,127
The Progressive Corp.	22,801	2,623
Wells Fargo & Co.	138,249	6,065
		69,029
Health Care (10.6%):
AbbVie, Inc.	46,550	6,680
AmerisourceBergen Corp.	14,542	2,122
Amgen, Inc.	24,409	6,041
Biogen, Inc. (c)	13,592	2,923
Bristol-Myers Squibb Co.	41,873	3,089
Cigna Corp.	10,779	2,968
CVS Health Corp.	30,436	2,912
Elevance Health, Inc.	11,578	5,524
Eli Lilly & Co.	22,491	7,415

See notes to financial statements.

23

USAA Mutual Funds Trust USAA Capital Growth Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Gilead Sciences, Inc.	45,002	$2,689
IDEXX Laboratories, Inc. (c)	6,734	2,688
Johnson & Johnson	49,963	8,720
McKesson Corp.	7,360	2,514
Merck & Co., Inc.	39,143	3,497
Mettler-Toledo International, Inc. (c)	1,935	2,612
Pfizer, Inc.	75,737	3,826
Thermo Fisher Scientific, Inc.	5,998	3,589
UnitedHealth Group, Inc.	17,542	9,514
Waters Corp. (c)	7,377	2,685
West Pharmaceutical Services, Inc.	7,668	2,634
		84,642
Industrials (7.1%):
3M Co.	35,737	5,119
Cintas Corp.	6,238	2,654
Cummins, Inc.	12,119	2,682
Fastenal Co.	43,865	2,253
FedEx Corp.	12,785	2,980
General Dynamics Corp.	22,213	5,035
Illinois Tool Works, Inc.	11,717	2,434
Lockheed Martin Corp.	18,596	7,695
Masco Corp.	40,280	2,231
Northrop Grumman Corp.	5,478	2,624
Old Dominion Freight Line, Inc.	8,431	2,559
Otis Worldwide Corp.	30,668	2,397
PACCAR, Inc.	28,607	2,618
Republic Services, Inc.	17,627	2,444
Union Pacific Corp.	12,584	2,860
United Parcel Service, Inc. Class B	16,675	3,250
W.W. Grainger, Inc.	4,792	2,605
Waste Management, Inc.	15,568	2,562
		57,002
Information Technology (14.6%):
Adobe, Inc. (c)	7,974	3,270
Apple, Inc.	119,760	19,462
Applied Materials, Inc.	27,026	2,864
Broadcom, Inc.	11,751	6,293
Cisco Systems, Inc.	132,602	6,016
Cognizant Technology Solutions Corp. Class A	34,169	2,322
Fair Isaac Corp. (c)	6,539	3,021
Fortinet, Inc. (c)	47,530	2,835
Gartner, Inc. (c)	9,467	2,513
HP, Inc.	135,157	4,513
Intel Corp.	71,386	2,592
International Business Machines Corp.	22,107	2,891
Intuit, Inc.	7,152	3,263
Micron Technology, Inc.	40,769	2,522
Microsoft Corp.	81,371	22,844
Motorola Solutions, Inc.	11,422	2,725

See notes to financial statements.

24

USAA Mutual Funds Trust USAA Capital Growth Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
NVIDIA Corp.	17,870	$3,246
Oracle Corp.	41,340	3,218
Palo Alto Networks, Inc. (c)	5,184	2,587
Parade Technologies Ltd.	10,000	377
Paychex, Inc.	19,441	2,494
QUALCOMM, Inc.	44,385	6,439
Texas Instruments, Inc.	36,374	6,507
VeriSign, Inc. (c)	13,740	2,599
		117,413
Materials (1.5%):
Avery Dennison Corp.	12,699	2,419
CF Industries Holdings, Inc.	25,076	2,395
Nucor Corp.	37,976	5,157
The Sherwin-Williams Co.	9,040	2,187
		12,158
Real Estate (1.7%):
Alexandria Real Estate Equities, Inc.	1,930	320
American Tower Corp.	6,092	1,650
AvalonBay Communities, Inc.	1,861	398
Boston Properties, Inc.	1,975	180
Camden Property Trust	1,344	190
CBRE Group, Inc. Class A (c)	4,471	383
Crown Castle International Corp.	5,797	1,047
Digital Realty Trust, Inc.	3,771	499
Equinix, Inc.	1,196	842
Equity LifeStyle Properties, Inc.	2,333	171
Equity Residential	4,745	372
Essex Property Trust, Inc.	867	248
Extra Space Storage, Inc.	1,782	338
Healthpeak Properties, Inc.	7,186	199
Host Hotels & Resorts, Inc.	9,459	168
Invitation Homes, Inc.	7,714	301
Iron Mountain, Inc.	3,875	188
Medical Properties Trust, Inc.	7,895	136
Mid-America Apartment Communities, Inc.	1,549	288
Prologis, Inc.	9,867	1,308
Public Storage	2,105	687
Realty Income Corp.	7,353	544
Regency Centers Corp.	2,034	131
SBA Communications Corp.	1,470	494
Simon Property Group, Inc.	4,380	476
Sun Communities, Inc.	1,548	254
UDR, Inc.	3,947	191
Ventas, Inc.	5,242	282
VICI Properties, Inc.	8,198	280
Vornado Realty Trust	2,165	66
Welltower, Inc.	5,647	488
Weyerhaeuser Co.	10,027	364

See notes to financial statements.

25

USAA Mutual Funds Trust USAA Capital Growth Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
WP Carey, Inc.	2,465	$220
Zillow Group, Inc. Class C (c)	3,049	106
		13,809
Utilities (1.8%):
CenterPoint Energy, Inc.	74,491	2,361
Exelon Corp.	51,017	2,372
FirstEnergy Corp.	54,080	2,223
NRG Energy, Inc.	53,982	2,038
The AES Corp.	109,070	2,423
UGI Corp.	60,765	2,622
		14,039
		494,310
Total Common Stocks (Cost $694,837)		795,670
Exchange-Traded Funds (0.0%) (a)
United States (0.0%):
iShares Core MSCI EAFE ETF	5,884	365
Total Exchange-Traded Funds (Cost $385)		365
Collateral for Securities Loaned (0.3%)^
United States (0.3%):
HSBC U.S. Government Money Market Fund, I Shares, 2.15% (h)	2,480,743	2,481
Total Collateral for Securities Loaned (Cost $2,481)		2,481
Total Investments (Cost $697,703) — 99.6%		798,516
Other assets in excess of liabilities — 0.4%		2,945
NET ASSETS — 100.00%		$801,461

^  Purchased with cash collateral from securities on loan.

(a)  Amount represents less than 0.05% of net assets.

(b)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid (unless otherwise noted as illiquid) based upon procedures approved by the Board of Trustees. As of July 31, 2022, the fair value of these securities was $4,566 thousands and amounted to 0.6% of net assets.

(c)  Non-income producing security.

(d)  Rounds to less than $1 thousand.

(e)  Security was fair valued based upon procedures approved by the Board of Trustees and represents less than 0.05% of net assets as of July 31, 2022. This security is classified as Level 3 within the fair value hierarchy. (See Note 2 in the Notes to Financial Statements)

(f)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. At July 31, 2022, illiquid securities were less than 0.05% of the Fund's net assets.

(g)  All or a portion of this security is on loan.

See notes to financial statements.

26

USAA Mutual Funds Trust USAA Capital Growth Fund	Schedule of Portfolio Investments — continued July 31, 2022

(h)  Rate disclosed is the daily yield on July 31, 2022.

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

GDR — Global Depositary Receipt

NVDR — Non-Voting Depository Receipt

PCL — Public Company Limited

PLC — Public Limited Company

See notes to financial statements.

27

USAA Mutual Funds Trust	Statement of Assets and Liabilities July 31, 2022

(Amounts in Thousands, Except Per Share Amounts)

	USAA Capital Growth Fund
Assets:
Investments, at value (Cost $697,703)	$798,516	(a)
Foreign currency, at value (Cost $504)	507
Cash	3,496
Receivables:
Interest and dividends	1,049
Capital shares issued	140
Investments sold	544
Reclaims	975
From Adviser	2
Prepaid expenses	14
Total Assets	805,243
Liabilities:
Payables:
Collateral received on loaned securities	2,481
Investments purchased	158
Capital shares redeemed	267
Accrued foreign capital gains taxes	99
Accrued expenses and other payables:
Investment advisory fees	488
Administration fees	97
Custodian fees	29
Transfer agent fees	91
Compliance fees	1
Trustees' fees	2
Other accrued expenses	69
Total Liabilities	3,782
Net Assets:
Capital	655,976
Total accumulated earnings/(loss)	145,485
Net Assets	$801,461
Net Assets
Fund Shares	$799,210
Institutional Shares	2,251
Total	$801,461
Shares (unlimited number of shares authorized with no par value):
Fund Shares	70,730
Institutional Shares	198
Total	70,928
Net asset value, offering and redemption price per share: (b)
Fund Shares	$11.30
Institutional Shares	11.39

(a)  Includes $2,450 thousand of securities on loan.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

28

USAA Mutual Funds Trust	Statement of Operations For the Year Ended July 31, 2022

(Amounts in Thousands)

USAA Capital Growth Fund
Investment Income:
Dividends	$24,081
Interest	2
Securities lending (net of fees)	113
Foreign tax withholding	(1,520)
Total Income	22,676
Expenses:
Investment advisory fees	6,427
Administration fees — Fund Shares	1,298
Administration fees — Institutional Shares	2
Sub-Administration fees	76
Custodian fees	177
Transfer agent fees — Fund Shares	1,085
Transfer agent fees — Institutional Shares	2
Trustees' fees	49
Compliance fees	6
Legal and audit fees	114
State registration and filing fees	47
Other expenses	140
Recoupment of prior expenses waived/reimbursed by Adviser	57
Total Expenses	9,480
Expenses waived/reimbursed by Adviser	(13)
Net Expenses	9,467
Net Investment Income (Loss)	13,209
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities and foreign currency transactions	65,653
Foreign taxes on realized gains	(134)
Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations	(137,905)
Net change in accrued foreign taxes on unrealized gains	340
Net realized/unrealized gains (losses) on investments	(72,046)
Change in net assets resulting from operations	$(58,837)
See notes to financial statements.

29

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Capital Growth Fund
	Year Ended July 31, 2022	Year Ended July 31, 2021
From Investments:
Operations:
Net Investment Income (Loss)	$13,209	$8,666
Net realized gains (losses)	65,519	90,229
Net change in unrealized appreciation/depreciation	(137,565)	136,449
Change in net assets resulting from operations	(58,837)	235,344
Distributions to Shareholders:
Fund Shares	(105,732)	(24,838)
Institutional Shares	(271)	(206)
Change in net assets resulting from distributions to shareholders	(106,003)	(25,044)
Change in net assets resulting from capital transactions	64,768	(75,428)
Change in net assets	(100,072)	134,872
Net Assets:
Beginning of period	901,533	766,661
End of period	$801,461	$901,533
Capital Transactions:
Fund Shares
Proceeds from shares issued	$53,698	$53,898
Distributions reinvested	105,030	24,634
Cost of shares redeemed	(94,848)	(142,355)
Total Fund Shares	$63,880	$(63,823)
Institutional Shares
Proceeds from shares issued	$1,776	$1,635
Distributions reinvested	264	32
Cost of shares redeemed	(1,152)	(13,272)
Total Institutional Shares	$888	$(11,605)
Change in net assets resulting from capital transactions	$64,768	$(75,428)
Share Transactions:
Fund Shares
Issued	4,272	4,393
Reinvested	8,241	2,105
Redeemed	(7,586)	(11,813)
Total Fund Shares	4,927	(5,315)
Institutional Shares
Issued	144	128
Reinvested	20	3
Redeemed	(94)	(1,087)
Total Institutional Shares	70	(956)
Change in Shares	4,997	(6,271)

See notes to financial statements.

30

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31

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses)	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
USAA Capital Growth Fund
Fund Shares
Year Ended July 31: 2022	$13.67	0.19	(f)	(0.95)	(0.76)	(0.16)	(1.45)
2021	$10.62	0.13	(f)	3.28	3.41	(0.12)	(0.24)
2020	$11.36	0.14	(f)	0.13	0.27	(0.17)	(0.84)
2019	$12.63	0.16		(0.48)	(0.32)	(0.17)	(0.78)
2018	$11.67	0.15		1.21	1.36	(0.12)	(0.28)
Institutional Shares
Year Ended July 31: 2022	$13.81	0.20	(f)	(0.95)	(0.75)	(0.22)	(1.45)
2021	$10.66	0.15	(f)	3.35	3.50	(0.11)	(0.24)
2020	$11.39	0.14	(f)	0.14	0.28	(0.17)	(0.84)
2019	$12.66	0.23	(f)	(0.55)	(0.32)	(0.17)	(0.78)
2018	$11.70	0.17		1.20	1.37	(0.13)	(0.28)

(a)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

(b)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019 and in effect through November 30, 2023, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.

(c)  Does not include acquired fund fees and expenses, if any.

(d)  From the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(f)  Per share net investment income (loss) has been calculated using the average daily shares method.

(g)  Reflects a return to normal trading levels after a prior year transition.

(h)  Reflects increased trading activity due to current year transition or asset allocation shift.

(i)  Reflects overall increase in purchases and sales of securities.

(j)  Reflects overall decrease in purchases and sales of securities.

See notes to financial statements.

32

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Expenses(b)(c)(d)	Net Investment Income (Loss)	Gross Expenses(c)	Net Assets, End of Period (000's)	Portfolio Turnover(e)
USAA Capital Growth Fund
Fund Shares
Year Ended July 31: 2022	(1.61)	$11.30	(6.74)%	1.09%	1.52%	1.09%	$799,210	58%
2021	(0.36)	$13.67	32.74%	1.07%	1.04%	1.07%	$899,767	67	%(g)
2020	(1.01)	$10.62	2.14%	1.12%	1.35%	1.13%	$755,102	152	%(h)
2019	(0.95)	$11.36	(1.82)%	1.13%	1.43%	1.13%	$826,325	54	%(i)
2018	(0.40)	$12.63	11.76%	1.15%	1.25%	1.15%	$902,670	22	%(j)
Institutional Shares
Year Ended July 31: 2022	(1.67)	$11.39	(6.68)%	1.06%	1.58%	1.66%	$2,251	58%
2021	(0.35)	$13.81	33.45%	0.77%	1.30%	0.92%	$1,766	67	%(g)
2020	(1.01)	$10.66	2.20%	1.01%	1.31%	1.01%	$11,559	152	%(h)
2019	(0.95)	$11.39	(1.77)%	1.03%	2.04%	1.03%	$110,430	54	%(i)
2018	(0.41)	$12.66	11.84%	1.10%	1.38%	1.21%	$7,961	22	%(j)

See notes to financial statements.

33

USAA Mutual Funds Trust	Notes to Financial Statements July 31, 2022

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 45 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Capital Growth Fund (the "Fund"). The Fund offers two classes of shares: Fund Shares and Institutional Shares. The Fund is classified as diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges, except with respect to fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

Victory Capital Management Inc. ("VCM" or the "Adviser") has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees' (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

34

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), and American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies, other than ETFs, are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

In accordance with procedures adopted by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Fund's NAV is calculated. The Fund uses a systematic valuation model, provided daily by an independent third party to fair value its international equity securities. The valuations are categorized as Level 2 in the fair value hierarchy.

A summary of the valuations as of July 31, 2022, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Common Stocks	$531,973	$263,688	$9	$795,670
Exchange-Traded Funds	365	—	—	365
Collateral for Securities Loaned	2,481	—	—	2,481
Total	$534,819	$263,688	$9	$798,516

For the year ended July 31, 2022, there were no significant transfers into/out of Level 3.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

Investment Companies:

Exchange-Traded Funds:

The Fund may invest in ETFs, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities often designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

35

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Foreign Exchange Currency Contracts:

The Fund may enter into foreign exchange currency contracts to convert U.S. dollars to and from various foreign currencies. A foreign exchange currency contract is an obligation by the Fund to purchase or sell a specific currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Fund does not engage in "cross-currency" foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Fund's foreign exchange currency contracts might be considered spot contracts (typically a contract of one week or less) or forward contracts (typically a contract term over one week). A spot contract is entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. Each foreign exchange currency contract is adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of a contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a foreign exchange currency contract or if the value of the foreign currency changes unfavorably. In addition, the use of foreign exchange currency contracts does not eliminate fluctuations in the underlying prices of the securities. As of July 31, 2022, the Fund had no open forward foreign exchange currency contracts.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Withholding taxes on interest, dividends, and gains as a result of certain investments by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Fund, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Fund's Schedule of Portfolio Investments. The Fund effectively does not have control of the non-cash collateral and therefore it is not disclosed on the Fund's Schedule of Portfolio Investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the

36

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or repledged, except to satisfy borrower default.

The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of July 31, 2022.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$2,450	$—	$2,481

Foreign Currency Translations:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations on the Statement of Operations. Any realized gains or losses from these fluctuations are disclosed as Net realized gains (losses) from investment securities and foreign currency transactions on the Statement of Operations.

Foreign Taxes:

The Fund may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

The Fund filed for additional European Union reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. For the year ended July 31, 2022, the Fund recognized $185 thousand in reclaims, of which $4 thousand of the amount is related to interest on the filed reclaims. These reclaims and interest are reflected on the Statement of Operations as Dividend Income and Interest Income, respectively.

Federal Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of July 31.

For the year ended July 31, 2022, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

37

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, and printing fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended July 31, 2022, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$500,205	$527,959

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the year ended July 31, 2022, are reflected on the Statement of Operations as Investment advisory fees.

The performance adjustment for each share class is accrued daily and calculated monthly by comparing the respective class' performance to that of the Lipper Global Funds Index. The Lipper Global Funds Index tracks the total return performance of the largest funds within the Lipper Global Funds category.

The performance period for each share class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)
+/- 100 to 400	+/- 4
+/- 401 to 700	+/- 5
+/- 701 and greater	+/- 6

(a) Based on the difference between the average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of the respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

38

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Global Funds Index over that period, even if the class has overall negative returns during the performance period.

For the period August 1, 2021, to July 31, 2022, performance adjustments were $(81) and $(1) for Fund Shares and Institutional Shares, in thousands, respectively. Performance adjustments were less than (0.01)% and (0.04)% for Fund Shares and Institutional Shares, respectively. The performance adjustment rate included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36 month performance periods.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019, permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended July 31, 2022, the Fund had no subadvisers.

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.15% and 0.10%, which is based on the Fund's average daily net assets of the Fund Shares and Institutional Shares, respectively. Amounts incurred for the year ended July 31, 2022, are reflected on the Statement of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended July 31, 2022, are reflected on the Statement of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the year ended July 31, 2022, are reflected on the Statement of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent fees for the Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the year ended July 31, 2022, are reflected on the Statement of Operations as Transfer agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

39

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust and receives no fee or other compensation for these services.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended July 31, 2022, are reflected on the Statement of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least November 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limits for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Performance adjustments, acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of July 31, 2022, the expense limits (excluding voluntary waivers) were 1.12% and 1.10% for Fund Shares and Institutional Shares, respectively.

Under the terms of the expense limitation agreement, as amended June 29, 2022, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount.

As of July 31, 2022, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayments are not probable at July 31, 2022.

Expires 2024	Expires 2025	Total
$9	$13	$22

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended July 31, 2022.

Certain officers and/or interested trustees of the Fund are also officers and/ or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

40

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

Equity Risk — The values of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general market, economic and political conditions and other factors. A company's earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or may last for extended periods.

Foreign Securities Risk — Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 27, 2022, with a termination date of June 26, 2023. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended July 31, 2022, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the commitment fees plus any interest on amounts borrowed. For the period from August 1, 2021, through June 27, 2022, interest was based on the one-month London Interbank Offered Rate ("LIBOR") plus one percent. Effective with the renewal, for the period June 28, 2022, through July 31, 2022, interest was based on the one-month Secured Overnight Financing Rate (SOFR) plus 1.10 percent. Interest charged to the Fund during the period, if applicable, is reflected on the Statement of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended July 31, 2022.

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending.

The Fund did not utilize or participate in the Facility during the year ended July 31, 2022.

7. Federal Income Tax Information:

The Fund intends to distribute any net investment income annually. Distributable net realized gains, if any, are declared and paid at least annually.

41

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of July 31, 2022, on the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows (amounts in thousands):

Total Accumulated Earnings/(Loss)	Capital
$(2,364)	$2,364

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Year Ended July 31, 2022			Year Ended July 31, 2021
Distributions Paid From			Distributions Paid From
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$47,916	$58,087	$106,003	$16,192	$8,852	$25,044

As of July 31, 2022, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Other Earnings (Loss)	Accumulated Earnings	Qualified Late-Year Losses*	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings (Loss)
$7,543	$48,441	$(155)	$55,829	$(5,431)	$95,087	$145,485

*  Qualified late-year losses are comprised of post-October capital losses incurred after October 31 and certain late-year ordinary losses. These losses are deemed to arise on the first day of the Fund's next taxable year.

**  The difference between the book-basis and tax-basis of unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and passive foreign investment company adjustments.

As of July 31, 2022, the Fund had no capital loss carryforwards for federal income tax purposes.

As of July 31, 2022, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$703,429	$141,031	$(45,944)	$95,087

42

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Capital Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Capital Growth Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of July 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at July 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2022, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
September 28, 2022

43

USAA Mutual Funds Trust	Supplemental Information July 31, 2022

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, their positions with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 45 portfolios in the Trust. Each Trustee's address is c/o Fund Administration, 15935 La Cantera Pkwy, San Antonio, TX 78256.

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Retired.	45	Westhab, Inc., New York Theological Seminary, American Filtration Corp.
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Retired.	45	None

44

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (6/17-6/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-03/21); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Chairman of Board of AMCO (04/13-06/19); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management Company) (09/09-03/21); Chairman of Board of ISCO (04/13-12/20); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Chairman of Board of SAS (04/13-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-03/21); Director and Vice Chairman of FPS (12/13-03/21); President and Director of USAA Investment Corporation (ICORP) (03/10-03/21); Chairman of Board of ICORP (12/13-03/21); Director of USAA Financial Advisors, Inc. (FAI) (12/13-03/21); Chairman of Board of FAI (3/15-03/21).

				45	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Retired.	45	None

45

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-08/19), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present).	45	Terran Orbital Corp., American Made Filtration Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	45	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	45	Guardian Variable Products Trust (16 series)

Effective at the close of business on December 31, 2021, Robert L. Mason, Ph.D., retired from the Board of Trustees.

46

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustee
David C. Brown (May 1972)	Trustee	Trustee since July 2019

Chairman and Chief Executive Officer (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019-present).

				45 portfolios within the Trust; 40 portfolios within the Victory Portfolios, 25 series within the Victory Portfolios II, and 6 series within the Victory Variable Insurance Funds	None

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

47

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Officers:

The officers of the Trust, their date of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Officers of the Trust
Christopher K. Dyer (February 1962)	President	July 2019

Director of Mutual Fund Administration, Victory Capital Management Inc. (2004-present). Chief Operating Officer, Victory Capital Services, Inc. (2020-present). Vice President, Victory Capital Transfer Agency, Inc. (2019-present).

Scott Stahorsky (July 1969)	Vice President	July 2019	Manager, Fund Administration, Victory Capital Management Inc. (2015-present).
Thomas Dusenberry (July 1977)	Secretary	June 2022

Manager, Fund Administration, Victory Capital Management Inc. (since 2022); Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream, MLP Fund, and Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020-2022); Director of Fund Operations, Salient Partners (2016-2019).

James K. De Vries (April 1969)	Treasurer	March 2018

Executive Director, Victory Capital Management Inc. (7/1/19-present); Executive Director, Investment and Financial Administration, USAA (2012-6/30/19); Assistant Treasurer, USAA Mutual Funds Trust (2013-2018). Mr. De Vries also serves as the Funds' Principal Financial Officer.

Allan Shaer (March 1965)	Assistant Treasurer	July 2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (2016-present); Vice President, Mutual Fund Administration, JP Morgan Chase Bank (2011-2016).
Carol D. Trevino (October 1965)	Assistant Treasurer	September 2018	Director, Accounting and Finance, Victory Capital Management Inc. (7/1/19-present); Accounting/ Financial Director, USAA (12/13-6/30/19).
Charles Booth (April 1960)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, City Fund Services Ohio, Inc. (2007-present).

48

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Sean Fox (September 1976)	Chief Compliance Officer	June 2022	Deputy Chief Compliance Officer (July 2021-June 2022), Senior Compliance Officer, the Adviser (2019-2021), Compliance Officer, the Adviser (2015-2019).

  Effective at the close of business on April 27, 2022, Erin Wagner resigned as the Secretary of the Trust.

  Effective at the close of business on June 10, 2022, Colin Kinney resigned as the Chief Compliance Officer of the Trust.

49

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2022, through July 31, 2022.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 2/1/22	Actual Ending Account Value 7/31/22	Hypothetical Ending Account Value 7/31/22	Actual Expenses Paid During Period 2/1/22-7/31/22*	Hypothetical Expenses Paid During Period 2/1/22-7/31/22*	Annualized Expense Ratio During Period 2/1/22-7/31/22
Fund Shares	$1,000	$918.00	$1,019.14	$5.42	$5.71	1.14%
Institutional Shares	1,000	917.10	1,017.85	6.65	7.00	1.40%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

50

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended July 31, 2022, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2023.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2022 (amounts in thousands):

Dividends Received Deduction (corporate shareholders)	Qualified Dividend Income (non-corporate shareholders)	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions
40%	50%	$35,822	$60,260

51

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short- and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Fund's Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 11, 2022, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a highly liquid investment minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

52

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
www.vcm.com	(800) 235-8396

36844-0922

JULY 31, 2022

Annual Report

USAA Aggressive Growth Fund

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Managers' Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	24
Supplemental Information (Unaudited)	25
Trustees' and Officers' Information	25
Proxy Voting and Portfolio Holdings Information	31
Expense Examples	31
Additional Federal Income Tax Information	32
Liquidity Risk Management Program	33
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE • INVESTMENTS INVOLVE RISK •  PRINCIPAL LOSS IS POSSIBLE

1

(Unaudited)

Dear Shareholder,

It certainly has been an interesting — make that challenging — year for investors. If anything, our most recent annual reporting period ended July 31, 2022 reminded us of two enduring realities: 1) financial markets are dynamic and apt to change abruptly; 2) it's vitally important that we remain calm and rational whenever faced with those inevitable bouts of turmoil.

Consider what the past year has dealt us. The latter half of 2021 was largely constructive for financial markets, with record corporate earnings, ample liquidity in markets, and investors largely embracing risk assets. But as the calendar year turned, the script flipped. Almost overnight investor sentiment turned negative. There were many culprits. Inflation data was running persistently hotter than expected, with some of the highest readings in decades. Even the U.S. Federal Reserve (the "Fed") stopped calling inflation "transitory" and pivoted to a restrictive monetary policy. The Fed is now singularly focused on inflation and has embarked on a new aggressive rate-hike cycle. On top of all that, a terrible war began (and continues) in Eastern Europe, which fueled rising energy prices and slowed global growth.

These issues, among other factors, have ratcheted up market volatility in both stock and bond markets. Many broad market stock indices pulled back substantially during the first half of 2022 and even entered "bear market" territory in June, which is typically considered a 20% pullback from the most recent highs. Meanwhile, fixed income investors were also dealing with elevated volatility, and wide swaths of the bond market struggled in the face of rising interest rates. For a short while, bonds were not acting as their traditional counterbalance to equities, and that further troubled investors.

Just as quickly the script flipped again as our annual reporting period was drawing to a close. Risk was back on and investors seemingly went bargain hunting in July. Most equity indexes bounced back smartly — not fully recovering losses since the beginning of the calendar year but still making sharp moves higher.

Throughout the ups and downs of the past annual reporting period, there have been interesting subplots playing out within the broader market as different investment styles and sectors took turns in leadership positions. For example, it was interesting to watch crypto assets captivate investors through the earlier part of our annual reporting period, only to see them fall out of favor as sentiment soured. Ironically, those "less-exciting" assets, such as utilities and even money market funds, have been among the better performing throughout 2022. Indeed, things really can change markedly, and if anything, this underscores the importance of diversification.

Looking at the numbers we see that the S&P 500® Index, the bell-weather proxy for our domestic stock market, had an annual total return of -4.64% for the 12-month period ended July 31, 2022. Over this same annual period, the yield on the 10-Year U.S. Treasury jumped 143 basis points (a basis point is 1/100th of a percentage point), thanks largely to the Fed's policy shift and several aggressive rate hikes. At the end of our reporting period, the yield on the 10-Year U.S. Treasury finished at 2.67%.

2

Given the volatile market environment of the past year, it's comforting that we can draw on our experience managing portfolios through all market environments. This has taught us to remain calm in the face of turmoil. It's imperative that investors do the same, as opposed to chasing short-term trends and acting emotionally. It is our view that a long-term plan, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerances are some of the key ingredients for staying the course and progressing on investment goals.

As ever, there will be challenges ahead. The Fed has declared its intent to continue raising rates even as some elevated inflation readings begin to decline. Labor shortages, ongoing supply chain issues, elevated energy prices, and the Russia-Ukraine war are among the headwinds investors continue to navigate. There's even been some chatter about a possible recession in 2023.

Although no one can definitively predict what markets will do in the future, we can assure you that the investment professionals at all our independent franchises continually monitor the environment and work hard to position portfolios opportunistically no matter what the markets bring.

On the following pages, you will find information relating to your USAA® Mutual Fund, brought to you by Victory Capital. If you have any questions regarding the current market dynamics or your specific portfolio or investment plan, we encourage you to contact our representatives. Call (800) 235-8396 or visit our website at www.vcm.com.

From all of us here at Victory Capital, thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

3

USAA Aggressive Growth Fund

Managers' Commentary

(Unaudited)

•  What were the market conditions during the reporting period?

Financial markets produced broadly flat returns during the early part of the annual reporting period ended July 31, 2022. Conditions were initially supportive in August thanks to positive economic data and continued strength in corporate earnings. The picture changed in September, however, as investors began to focus on risk factors such as supply-chain disruptions and rising inflation. In addition, the U.S. Federal Reserve (the "Fed") indicated it may begin tapering its stimulative quantitative easing policy — a development investors took as an indication that the first interest-rate increases may be on the way in 2022. News flow from overseas also took a negative turn in September, with the emergence of energy shortages in Europe and worries that the debt problems of Chinese property developer Evergrande could have a broader, systemic effect on China's economy.

Despite a number of headwinds to sentiment, U.S. equities posted solid gains in the fourth quarter of 2021 as reflected in the 11.03% return for the bellwether S&P 500® Index. The markets faced a shift in Fed policy as persistent inflation, driven by supply chain issues and rising commodity prices, led the central bank to announce, and subsequently accelerate, the tapering of its bond purchases that have helped keep longer-term borrowing costs low. In addition, the Fed began to signal the likelihood of two or more hikes in its benchmark overnight lending rate in 2022, representing a moving forward of the prior timetable. Prolonged negotiations over President Biden's Build Back Better spending bill put into question a source of anticipated fiscal stimulus. Finally, investors had to contend with the rapid emergence and spread of the Omicron variant of COVID-19, which threatened a new wave of lockdowns. Nonetheless, most major U.S. equity indices closed 2021 at or near all-time highs, supported by robust corporate profits and investor inflows given fixed income yields that remained unattractive.

The Russian invasion of Ukraine in February of 2022 added significant volatility to both equity and bond markets that were already concerned with elevated levels of inflation, a hawkish Fed, and rising interest rates. In the first quarter of 2022, the combination of widening credit spreads and rising interest rates led to the worst quarter for the Bloomberg U.S. Aggregate Bond Index in 40 years. Equity markets did not fare any better as the bellwether S&P 500® also posted a negative return during the quarter. With the Fed now embarking on a tightening cycle, the markets remained focused on the Fed and whether it can engineer a soft landing amidst the highest inflation readings in 40 years.

The second quarter of 2022 saw continued pressure on stocks and bonds. The Fed's hawkish pivot, which started in the fourth quarter of 2021, continued to put pressure on equity valuation multiples, especially for long-duration growth stocks. With inflation readings hitting four-decade highs, the Fed now faced an increasingly difficult task of implementing policy strong enough to tame inflation and provide a "soft landing" for the economy, while not being too aggressive and tilting the economy into recession. This risk contributed to the heightened stock market volatility, in addition to mounting COVID-related lockdowns in China, rising oil prices, and the ongoing conflict between Russia and the Ukraine.

4

USAA Aggressive Growth Fund

Managers' Commentary (continued)

In May the Fed raised rates by 50 basis points (a basis point is 1/100th of a percentage point) and by an additional 75 basis points in both June and July to combat inflation. Stocks and bonds began to rally in mid-June and continued to move higher through the end of the reporting period in July. Factors contributing to the rally included declining oil prices, economic data that was generally supportive of the underlying strength of the economy, and second quarter earnings season that was better than feared. The yield on the 10-Year U.S. Treasury Note declined almost 100 basis points over this period, inverting the yield curve, and reflecting a near-term shift in sentiment that the Fed might not need to be quite as aggressive as initially feared.

•  How did the USAA Aggressive Growth Fund (the "Fund") perform during the reporting period?

The Fund has two share classes: Fund Shares and Institutional Shares. For the reporting period ended July 31, 2022, the Fund Shares and Institutional Shares had total returns of -23.75% and -23.73%, respectively. This compares to returns of -11.93% for the Russell 1000® Growth Index (the "Index") and -19.46% for the Lipper Large-Cap Growth Funds Index.

•  What strategies did you employ during the reporting period?

For the reporting period, the Fund underperformed the Index as stock selection and sector allocation both detracted from performance versus the Index. In terms of allocation. An underweight to consumer staples hurt performance while an overweight to health care helped. Stock selection within the information technology and industrials sector were large negative contributors while stock selection in financials was positive.

Thank you for allowing us to assist you with your investment needs.

5

USAA Aggressive Growth Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended July 31, 2022

	Fund Shares	Institutional Shares
INCEPTION DATE	10/19/81	8/1/08
	Net Asset Value	Net Asset Value	Russell 1000® Growth Index[1]	Lipper Large-Cap Growth Funds Index[2]
One Year	–23.75%	–23.73%	–11.93%	–19.46%
Five Year	10.49%	10.49%	16.30%	13.56%
Ten Year	12.44%	12.55%	15.95%	14.33%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Aggressive Growth Fund — Growth of $10,000

1The Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The Lipper Large-Cap Growth Funds Index tracks the total return performance of funds within the Lipper Large-Cap Growth Funds category. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

6

USAA Mutual Funds Trust USAA Aggressive Growth Fund	July 31, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks capital appreciation.

Top 10 Equity Holdings*:

July 31, 2022

(% of Net Assets)

Microsoft Corp.	8.0%
Alphabet, Inc. Class C	7.4%
Apple, Inc.	6.2%
Amazon.com, Inc.	5.7%
Visa, Inc. Class A	4.9%
NVIDIA Corp.	3.4%
ServiceNow, Inc.	2.8%
O'Reilly Automotive, Inc.	2.3%
Tesla, Inc.	2.3%
Cadence Design Systems, Inc.	2.1%

Sector Allocation*:

July 31, 2022

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

USAA Mutual Funds Trust USAA Aggressive Growth Fund	Schedule of Portfolio Investments July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (97.4%)
Communication Services (8.0%):
Alphabet, Inc. Class C (a)	1,047,620	$122,194
Meta Platforms, Inc. Class A (a)	60,369	9,605
		131,799
Communications Equipment (2.4%):
Arista Networks, Inc. (a)	190,933	22,269
Motorola Solutions, Inc.	71,420	17,040
		39,309
Consumer Discretionary (18.9%):
Airbnb, Inc. Class A (a)	128,960	14,312
Amazon.com, Inc. (a)	693,778	93,625
Aptiv PLC (a)	125,592	13,173
Booking Holdings, Inc. (a)	6,446	12,478
Chipotle Mexican Grill, Inc. (a)	4,506	7,048
Dollar Tree, Inc. (a)	104,737	17,319
Lululemon Athletica, Inc. (a)	63,336	19,667
NIKE, Inc. Class B	155,868	17,912
O'Reilly Automotive, Inc. (a)	54,962	38,671
Tesla, Inc. (a)	42,766	38,124
Tractor Supply Co.	137,806	26,387
Ulta Beauty, Inc. (a)	34,270	13,328
		312,044
Consumer Staples (2.7%):
Constellation Brands, Inc. Class A	97,391	23,988
Costco Wholesale Corp.	24,954	13,508
The Hershey Co.	33,412	7,617
		45,113
Electronic Equipment, Instruments & Components (2.1%):
CDW Corp.	114,618	20,806
Teledyne Technologies, Inc. (a)	37,733	14,769
		35,575
Energy (1.1%):
Diamondback Energy, Inc.	136,651	17,494
Financials (3.2%):
Blackstone, Inc.	168,546	17,203
LPL Financial Holdings, Inc.	45,434	9,538
MSCI, Inc.	54,878	26,415
		53,156
Health Care (14.0%):
Align Technology, Inc. (a)	27,912	7,842
Dexcom, Inc. (a)	309,555	25,408
Edwards Lifesciences Corp. (a)	114,021	11,464
Jazz Pharmaceuticals PLC (a)	139,552	21,779
Tenet Healthcare Corp. (a)	137,665	9,102

See notes to financial statements.

8

USAA Mutual Funds Trust USAA Aggressive Growth Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Thermo Fisher Scientific, Inc.	47,810	$28,610
UnitedHealth Group, Inc.	43,954	23,838
Veeva Systems, Inc. Class A (a)	103,164	23,065
Vertex Pharmaceuticals, Inc. (a)	119,564	33,527
West Pharmaceutical Services, Inc.	45,928	15,779
Zoetis, Inc.	165,159	30,150
		230,564
Industrials (4.0%):
CoStar Group, Inc. (a)	229,468	16,657
Deere & Co.	29,118	9,993
Generac Holdings, Inc. (a)	92,722	24,877
Uber Technologies, Inc. (a)	660,480	15,488
		67,015
IT Services (6.9%):
Block, Inc. (a)	88,427	6,726
Fidelity National Information Services, Inc.	64,218	6,561
Gartner, Inc. (a)	57,068	15,150
MongoDB, Inc. (a)	11,953	3,735
Visa, Inc. Class A	383,383	81,319
		113,491
Materials (0.8%):
Ball Corp.	81,972	6,018
Sealed Air Corp.	122,964	7,516
		13,534
Real Estate (0.5%):
Extra Space Storage, Inc.	42,708	8,094
Semiconductors & Semiconductor Equipment (7.3%):
Advanced Micro Devices, Inc. (a)	149,608	14,134
Broadcom, Inc.	36,843	19,729
Lam Research Corp.	18,850	9,435
Marvell Technology, Inc.	123,319	6,866
Monolithic Power Systems, Inc.	16,768	7,792
NVIDIA Corp.	306,983	55,757
Teradyne, Inc.	63,503	6,407
		120,120
Software (19.3%):
Adobe, Inc. (a)	57,118	23,425
AppLovin Corp. Class A (a) (b)	144,306	5,129
Cadence Design Systems, Inc. (a)	189,005	35,170
Crowdstrike Holdings, Inc. Class A (a)	62,042	11,391
Datadog, Inc. Class A (a)	46,028	4,695
Intuit, Inc.	16,125	7,356
Microsoft Corp.	468,625	131,562
Palo Alto Networks, Inc. (a)	54,204	27,053
ServiceNow, Inc. (a)	103,079	46,041

See notes to financial statements.

9

USAA Mutual Funds Trust USAA Aggressive Growth Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Synopsys, Inc. (a)	39,033	$14,345
The Trade Desk, Inc. Class A (a)	265,582	11,951
		318,118
Technology Hardware, Storage & Peripherals (6.2%):
Apple, Inc.	634,131	103,053
Total Common Stocks (Cost $1,112,956)		1,608,479
Collateral for Securities Loaned (0.2%)^
HSBC U.S. Government Money Market Fund, I Shares, 2.15% (c)	4,187,701	4,188
Total Collateral for Securities Loaned (Cost $4,188)		4,188
Total Investments (Cost $1,117,144) — 97.6%		1,612,667
Other assets in excess of liabilities — 2.4%		39,117
NET ASSETS — 100.00%		$1,651,784

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on July 31, 2022.

PLC — Public Limited Company

See notes to financial statements.

10

USAA Mutual Funds Trust	Statement of Assets and Liabilities July 31, 2022

(Amounts in Thousands, Except Per Share Amounts)

	USAA Aggressive Growth Fund
Assets:
Investments, at value (Cost $1,117,144)	$1,612,667	(a)
Cash	34,282
Receivables:
Interest and dividends	330
Capital shares issued	278
Investments sold	14,233
From Adviser	3
Prepaid expenses	19
Total Assets	1,661,812
Liabilities:
Payables:
Collateral received on loaned securities	4,188
Investments purchased	4,602
Capital shares redeemed	303
Accrued expenses and other payables:
Investment advisory fees	525
Administration fees	198
Custodian fees	13
Transfer agent fees	127
Compliance fees	1
Trustees' fees	2
Other accrued expenses	69
Total Liabilities	10,028
Net Assets:
Capital	1,148,263
Total accumulated earnings/(loss)	503,521
Net Assets	$1,651,784
Net Assets
Fund Shares	$1,648,078
Institutional Shares	3,706
Total	$1,651,784
Shares (unlimited number of shares authorized with no par value):
Fund Shares	39,436
Institutional Shares	87
Total	39,523
Net asset value, offering and redemption price per share: (b)
Fund Shares	$41.79
Institutional Shares	42.60

(a)  Includes $4,098 thousand of securities on loan.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

11

USAA Mutual Funds Trust	Statement of Operations For the Year Ended July 31, 2022

(Amounts in Thousands)

USAA Aggressive Growth Fund
Investment Income:
Dividends	$6,770
Interest	36
Securities lending (net of fees)	11
Total Income	6,817
Expenses:
Investment advisory fees	7,562
Administration fees — Fund Shares	2,999
Administration fees — Institutional Shares	16
Sub-Administration fees	40
Custodian fees	88
Transfer agent fees — Fund Shares	1,556
Transfer agent fees — Institutional Shares	16
Trustees' fees	49
Compliance fees	15
Legal and audit fees	60
State registration and filing fees	67
Interfund lending fees	— (a)
Other expenses	197
Total Expenses	12,665
Expenses waived/reimbursed by Adviser	(10)
Net Expenses	12,655
Net Investment Income (Loss)	(5,838)
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	77,353
Net change in unrealized appreciation/depreciation on investment securities	(606,328)
Net realized/unrealized gains (losses) on investments	(528,975)
Change in net assets resulting from operations	$(534,813)

(a)  Rounds to less than $1 thousand.

See notes to financial statements.

12

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Aggressive Growth Fund
	Year Ended July 31, 2022	Year Ended July 31, 2021
From Investments:
Operations:
Net Investment Income (Loss)	$(5,838)	$(5,807)
Net realized gains (losses)	77,353	236,099
Net change in unrealized appreciation/depreciation	(606,328)	369,249
Change in net assets resulting from operations	(534,813)	599,541
Distributions to Shareholders:
Fund Shares	(234,710)	(3,755)
Institutional Shares	(2,113)	(25)
Change in net assets resulting from distributions to shareholders	(236,823)	(3,780)
Change in net assets resulting from capital transactions	95,752	(141,662)
Change in net assets	(675,884)	454,099
Net Assets:
Beginning of period	2,327,668	1,873,569
End of period	$1,651,784	$2,327,668
Capital Transactions:
Fund Shares
Proceeds from shares issued	$126,323	$177,645
Distributions reinvested	231,580	3,705
Cost of shares redeemed	(252,897)	(326,682)
Total Fund Shares	$105,006	$(145,332)
Institutional Shares
Proceeds from shares issued	$2,762	$8,395
Distributions reinvested	2,069	24
Cost of shares redeemed	(14,085)	(4,749)
Total Institutional Shares	$(9,254)	$3,670
Change in net assets resulting from capital transactions	$95,752	$(141,662)
Share Transactions:
Fund Shares
Issued	2,442	3,315
Reinvested	4,259	70
Redeemed	(4,951)	(6,148)
Total Fund Shares	1,750	(2,763)
Institutional Shares
Issued	47	159
Reinvested	37	— (a)
Redeemed	(325)	(93)
Total Institutional Shares	(241)	66
Change in Shares	1,509	(2,697)

(a)  Rounds to less than 1 thousand shares.

See notes to financial statements.

13

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses)	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
USAA Aggressive Growth Fund
Fund Shares
Year Ended July 31: 2022	$61.22	(0.15	)(f)	(12.92)	(13.07)	—	(6.36)
2021	$46.02	(0.15	)(f)	15.45	15.30	—	(0.10)
2020	$43.91	(0.07	)(f)	9.82	9.75	(0.04)	(7.60)
2019	$48.92	0.13		1.72	1.85	(0.08)	(6.78)
2018	$43.96	0.19		8.79	8.98	(0.19)	(3.83)
Institutional Shares
Year Ended July 31: 2022	$62.27	(0.18	)(f)	(13.13)	(13.31)	—	(6.36)
2021	$46.82	(0.17	)(f)	15.72	15.55	—	(0.10)
2020	$44.54	(0.05	)(f)	9.98	9.93	(0.05)	(7.60)
2019	$49.55	0.14	(f)	1.75	1.89	(0.12)	(6.78)
2018	$44.36	0.14	(f)	8.93	9.07	(0.05)	(3.83)

(a)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

(b)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019 and in effect through November 30, 2023, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.

(c)  From the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(d)  Does not include acquired fund fees and expenses, if any.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(f)  Per share net investment income (loss) has been calculated using the average daily shares method.

(g)  Reflects total annual operating expenses of the shares before reductions of any expenses paid indirectly. The shares' expenses paid indirectly decreased the expense ratio by less than 0.01%.

(h)  Prior to December 1, 2017, USAA Asset Management Company (previous Investment Adviser) had voluntarily agreed to limit the annual expenses of the Institutional Shares to 0.70% of the Institutional Shares' average daily net assets.

See notes to financial statements.

14

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets					Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Expenses(b)(c)(d)		Net Investment Income (Loss)	Gross Expenses(d)		Net Assets, End of Period (000's)	Portfolio Turnover(e)
USAA Aggressive Growth Fund
Fund Shares
Year Ended July 31: 2022	(6.36)	$41.79	(23.75)%	0.63%		(0.29)%	0.63%		$1,648,078	65%
2021	(0.10)	$61.22	33.27%	0.63%		(0.28)%	0.63%		$2,307,263	46%
2020	(7.64)	$46.02	26.30%	0.72%		(0.17)%	0.72%		$1,861,282	64%
2019	(6.86)	$43.91	5.53%	0.72%		0.30%	0.72%		$1,624,319	78%
2018	(4.02)	$48.92	21.57%	0.75	%(g)	0.32%	0.75	%(g)	$1,592,944	57%
Institutional Shares
Year Ended July 31: 2022	(6.36)	$42.60	(23.73)%	0.66%		(0.33)%	0.72%		$3,706	65%
2021	(0.10)	$62.27	33.24%	0.66%		(0.32)%	0.73%		$20,405	46%
2020	(7.65)	$46.82	26.33%	0.70%		(0.13)%	0.81%		$12,287	64%
2019	(6.90)	$44.54	5.56%	0.70%		0.32%	0.83%		$11,841	78%
2018	(3.88)	$49.55	21.54%	0.75	%(g)(h)	0.30%	0.94	%(g)	$11,379	57%

See notes to financial statements.

15

USAA Mutual Funds Trust	Notes to Financial Statements July 31, 2022

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 45 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Aggressive Growth Fund (the "Fund"). The Fund offers two classes of shares: Fund Shares and Institutional Shares. The Fund is classified as diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges, except with respect to fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

Victory Capital Management Inc. ("VCM" or the "Adviser") has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees' (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

16

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs") are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies, other than ETFs, are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of July 31, 2022, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Common Stocks	$1,608,479	$—	$—	$1,608,479
Collateral for Securities Loaned	4,188	—	—	4,188
Total	$1,612,667	$—	$—	$1,612,667

For the year ended July 31, 2022, there were no transfers into/out of Level 3.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

Investment Companies:

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Securities Lending:

The Fund, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional

17

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Fund's Schedule of Portfolio Investments. The Fund effectively does not have control of the non-cash collateral and therefore it is not disclosed on the Fund's Schedule of Portfolio Investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or repledged, except to satisfy borrower default.

The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of July 31, 2022.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$4,098	$—	$4,188

Federal Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of July 31.

For the year ended July 31, 2022, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, and printing fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

18

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended July 31, 2022, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$1,300,119	$1,455,795

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.50% of the first $750 million of the Fund's average daily net assets, 0.40% of that portion of the Fund's average daily net assets over $750 million but not over $1.5 billion, and 0.33% of that portion of the Fund's average daily net assets over $1.5 billion. Amounts incurred and paid to VCM for the year ended July 31, 2022, are reflected on the Statement of Operations as Investment advisory fees.

The performance adjustment for each share class is accrued daily and calculated monthly by comparing the respective class' performance to that of the Lipper Large-Cap Growth Funds Index. The Lipper Large-Cap Growth Funds Index tracks the total return performance of the largest funds within the Lipper Large-Cap Growth Funds category.

The performance period for each share class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)
+/- 100 to 400	+/- 4
+/- 401 to 700	+/- 5
+/- 701 and greater	+/- 6

(a) Based on the difference between the average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of the respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Large-Cap Growth Funds Index over that period, even if the class has overall negative returns during the performance period.

For the period August 1, 2021, to July 31, 2022, performance adjustments were $(898) and $(7) for Fund Shares and Institutional Shares, in thousands, respectively. Performance adjustments were (0.05)% and (0.04)% for Fund Shares and Institutional Shares, respectively. The performance adjustment rate included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36 month performance periods.

19

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019, permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended July 31, 2022, the Fund had no subadvisers.

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.15% and 0.10%, which is based on the Fund's average daily net assets of the Fund Shares and Institutional Shares, respectively. Amounts incurred for the year ended July 31, 2022, are reflected on the Statement of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended July 31, 2022, are reflected on the Statement of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the year ended July 31, 2022, are reflected on the Statement of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent fees for the Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the year ended July 31, 2022, are reflected on the Statement of Operations as Transfer agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust and receives no fee or other compensation for these services.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended July 31, 2022, are reflected on the Statement of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

20

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

The Adviser has entered into an expense limitation agreement with the Fund until at least November 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limits for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Performance adjustments, acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of July 31, 2022, the expense limits (excluding voluntary waivers) were 0.75% and 0.70% for Fund Shares and Institutional Shares, respectively.

Under the terms of the expense limitation agreement, as amended June 29, 2022, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount.

As of July 31, 2022, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayments are not probable at July 31, 2022.

Expires 2023	Expires 2024	Expires 2025	Expires Total
$13	$10	$10	$33

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended July 31, 2022.

Certain officers and/or interested trustees of the Fund are also officers and/ or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

Equity Risk — The values of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general market, economic and political conditions and other factors. A company's earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or may last for extended periods.

Large-Capitalization Stock Risk — The Fund invests in large-capitalization companies. Such investments may go in and out of favor based on market and economic conditions and may underperform other market segments. Some large-capitalization companies may be unable to respond quickly to new competitive challenges and attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks

21

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

of large-capitalization companies could trail the returns on investments in stocks of small- and mid-capitalization companies.

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 27, 2022, with a termination date of June 26, 2023. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended July 31, 2022, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the commitment fees plus any interest on amounts borrowed. For the period from August 1, 2021, through June 27, 2022, interest was based on the one-month London Interbank Offered Rate ("LIBOR") plus one percent. Effective with the renewal, for the period June 28, 2022, through July 31, 2022, interest was based on the one-month Secured Overnight Financing Rate (SOFR) plus 1.10 percent. Interest charged to the Fund during the period, if applicable, is reflected on the Statement of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended July 31, 2022.

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending.

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the year ended July 31, 2022, were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at July 31, 2022	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$1,682	1	0.57%	$1,682

*  Based on the number of days borrowings were outstanding for the year ended July 31, 2022.

7. Federal Income Tax Information:

The Fund intends to distribute any net investment income annually. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax

22

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of July 31, 2022, on the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows (amounts in thousands):

Total Accumulated Earnings/(Loss)	Capital
$963	$(963)

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Year Ended July 31, 2022			Year Ended July 31, 2021
Distributions Paid From			Distributions Paid From
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Net Long-Term Capital Gains	Total Distributions Paid
$790	$236,033	$236,823	$3,780	$3,780

As of July 31, 2022, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Long-Term Capital Gains	Accumulated Earnings	Qualified Late-Year Losses*	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings (Loss)
$32,316	$32,316	$(2,437)	$473,642	$503,521

*  Qualified late-year losses are comprised of certain late-year ordinary losses. Late-year ordinary losses represent ordinary losses incurred after December 31 and specified losses incurred after October 31. These losses are deemed to arise on the first day of the Fund's next taxable year.

**  The difference between the book-basis and tax-basis of unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and as-of trade activity.

As of July 31, 2022, the Fund had no capital loss carryforwards for federal income tax purposes.

As of July 31, 2022, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$1,139,025	$576,333	$(102,691)	$473,642

23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Aggressive Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Aggressive Growth Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of July 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at July 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2022, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
September 28, 2022

24

USAA Mutual Funds Trust	Supplemental Information July 31, 2022

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, their positions with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 45 portfolios in the Trust. Each Trustee's address is c/o Fund Administration, 15935 La Cantera Pkwy, San Antonio, TX 78256.

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Retired.	45	Westhab, Inc., New York Theological Seminary, American Filtration Corp.
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Retired.	45	None

25

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (6/17-6/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-03/21); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Chairman of Board of AMCO (04/13-06/19); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management Company) (09/09-03/21); Chairman of Board of ISCO (04/13-12/20); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Chairman of Board of SAS (04/13-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-03/21); Director and Vice Chairman of FPS (12/13-03/21); President and Director of USAA Investment Corporation (ICORP) (03/10-03/21); Chairman of Board of ICORP (12/13-03/21); Director of USAA Financial Advisors, Inc. (FAI) (12/13-03/21); Chairman of Board of FAI (3/15-03/21).

				45	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Retired.	45	None

26

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-08/19), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present).	45	Terran Orbital Corp., American Made Filtration Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	45	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	45	Guardian Variable Products Trust (16 series)

Effective at the close of business on December 31, 2021, Robert L. Mason, Ph.D., retired from the Board of Trustees.

27

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustee
David C. Brown (May 1972)	Trustee	Trustee since July 2019

Chairman and Chief Executive Officer (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019-present).

				45 portfolios within the Trust; 40 portfolios within the Victory Portfolios, 25 series within the Victory Portfolios II, and 6 series within the Victory Variable Insurance Funds	None

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

28

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Officers:

The officers of the Trust, their date of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Officers of the Trust
Christopher K. Dyer (February 1962)	President	July 2019

Director of Mutual Fund Administration, Victory Capital Management Inc. (2004-present). Chief Operating Officer, Victory Capital Services, Inc. (2020-present). Vice President, Victory Capital Transfer Agency, Inc. (2019-present).

Scott Stahorsky (July 1969)	Vice President	July 2019	Manager, Fund Administration, Victory Capital Management Inc. (2015-present).
Thomas Dusenberry (July 1977)	Secretary	June 2022

Manager, Fund Administration, Victory Capital Management Inc. (since 2022); Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream, MLP Fund, and Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020-2022); Director of Fund Operations, Salient Partners (2016-2019).

James K. De Vries (April 1969)	Treasurer	March 2018

Executive Director, Victory Capital Management Inc. (7/1/19-present); Executive Director, Investment and Financial Administration, USAA (2012-6/30/19); Assistant Treasurer, USAA Mutual Funds Trust (2013-2018). Mr. De Vries also serves as the Funds' Principal Financial Officer.

Allan Shaer (March 1965)	Assistant Treasurer	July 2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (2016-present); Vice President, Mutual Fund Administration, JP Morgan Chase Bank (2011-2016).
Carol D. Trevino (October 1965)	Assistant Treasurer	September 2018	Director, Accounting and Finance, Victory Capital Management Inc. (7/1/19-present); Accounting/ Financial Director, USAA (12/13-6/30/19).
Charles Booth (April 1960)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, City Fund Services Ohio, Inc. (2007-present).

29

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Sean Fox (September 1976)	Chief Compliance Officer	June 2022	Deputy Chief Compliance Officer (July 2021-June 2022), Senior Compliance Officer, the Adviser (2019-2021), Compliance Officer, the Adviser (2015-2019).

  Effective at the close of business on April 27, 2022, Erin Wagner resigned as the Secretary of the Trust.

  Effective at the close of business on June 10, 2022, Colin Kinney resigned as the Chief Compliance Officer of the Trust.

30

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2022, through July 31, 2022.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 2/1/22	Actual Ending Account Value 7/31/22	Hypothetical Ending Account Value 7/31/22	Actual Expenses Paid During Period 2/1/22-7/31/22*	Hypothetical Expenses Paid During Period 2/1/22-7/31/22*	Annualized Expense Ratio During Period 2/1/22-7/31/22
Fund Shares	$1,000.00	$847.20	$1,021.57	$2.98	$3.26	0.65%
Institutional Shares	1,000.00	847.60	1,021.67	2.89	3.16	0.63%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

31

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended July 31, 2022, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2023.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2022 (amounts in thousands):

Dividends Received Deduction (corporate shareholders)	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions
95%	$790	$238,471

32

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short- and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Fund's Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 11, 2022, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a highly liquid investment minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

33

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
www.vcm.com	(800) 235-8396

23417-0922

JULY 31, 2022

Annual Report

USAA Growth Fund

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Managers' Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	25
Supplemental Information (Unaudited)	26
Trustees' and Officers' Information	26
Proxy Voting and Portfolio Holdings Information	32
Expense Examples	32
Additional Federal Income Tax Information	33
Liquidity Risk Management Program	34
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE • INVESTMENTS INVOLVE RISK •  PRINCIPAL LOSS IS POSSIBLE

1

(Unaudited)

Dear Shareholder,

It certainly has been an interesting — make that challenging — year for investors. If anything, our most recent annual reporting period ended July 31, 2022 reminded us of two enduring realities: 1) financial markets are dynamic and apt to change abruptly; 2) it's vitally important that we remain calm and rational whenever faced with those inevitable bouts of turmoil.

Consider what the past year has dealt us. The latter half of 2021 was largely constructive for financial markets, with record corporate earnings, ample liquidity in markets, and investors largely embracing risk assets. But as the calendar year turned, the script flipped. Almost overnight investor sentiment turned negative. There were many culprits. Inflation data was running persistently hotter than expected, with some of the highest readings in decades. Even the U.S. Federal Reserve (the "Fed") stopped calling inflation "transitory" and pivoted to a restrictive monetary policy. The Fed is now singularly focused on inflation and has embarked on a new aggressive rate-hike cycle. On top of all that, a terrible war began (and continues) in Eastern Europe, which fueled rising energy prices and slowed global growth.

These issues, among other factors, have ratcheted up market volatility in both stock and bond markets. Many broad market stock indices pulled back substantially during the first half of 2022 and even entered "bear market" territory in June, which is typically considered a 20% pullback from the most recent highs. Meanwhile, fixed income investors were also dealing with elevated volatility, and wide swaths of the bond market struggled in the face of rising interest rates. For a short while, bonds were not acting as their traditional counterbalance to equities, and that further troubled investors.

Just as quickly the script flipped again as our annual reporting period was drawing to a close. Risk was back on and investors seemingly went bargain hunting in July. Most equity indexes bounced back smartly — not fully recovering losses since the beginning of the calendar year but still making sharp moves higher.

Throughout the ups and downs of the past annual reporting period, there have been interesting subplots playing out within the broader market as different investment styles and sectors took turns in leadership positions. For example, it was interesting to watch crypto assets captivate investors through the earlier part of our annual reporting period, only to see them fall out of favor as sentiment soured. Ironically, those "less-exciting" assets, such as utilities and even money market funds, have been among the better performing throughout 2022. Indeed, things really can change markedly, and if anything, this underscores the importance of diversification.

Looking at the numbers we see that the S&P 500® Index, the bell-weather proxy for our domestic stock market, had an annual total return of -4.64% for the 12-month period ended July 31, 2022. Over this same annual period, the yield on the 10-Year U.S. Treasury jumped 143 basis points (a basis point is 1/100th of a percentage point), thanks largely to the Fed's policy shift and several aggressive rate hikes. At the end of our reporting period, the yield on the 10-Year U.S. Treasury finished at 2.67%.

2

Given the volatile market environment of the past year, it's comforting that we can draw on our experience managing portfolios through all market environments. This has taught us to remain calm in the face of turmoil. It's imperative that investors do the same, as opposed to chasing short-term trends and acting emotionally. It is our view that a long-term plan, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerances are some of the key ingredients for staying the course and progressing on investment goals.

As ever, there will be challenges ahead. The Fed has declared its intent to continue raising rates even as some elevated inflation readings begin to decline. Labor shortages, ongoing supply chain issues, elevated energy prices, and the Russia-Ukraine war are among the headwinds investors continue to navigate. There's even been some chatter about a possible recession in 2023.

Although no one can definitively predict what markets will do in the future, we can assure you that the investment professionals at all our independent franchises continually monitor the environment and work hard to position portfolios opportunistically no matter what the markets bring.

On the following pages, you will find information relating to your USAA® Mutual Fund, brought to you by Victory Capital. If you have any questions regarding the current market dynamics or your specific portfolio or investment plan, we encourage you to contact our representatives. Call (800) 235-8396 or visit our website at www.vcm.com.

From all of us here at Victory Capital, thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

3

USAA Growth Fund

Managers' Commentary

(Unaudited)

•  What were the market conditions during the reporting period?

Financial markets produced broadly flat returns during the early part of the annual reporting period ended July 31, 2022. Conditions were initially supportive in August thanks to positive economic data and continued strength in corporate earnings. The picture changed in September, however, as investors began to focus on risk factors such as supply-chain disruptions and rising inflation. In addition, the U.S. Federal Reserve (the "Fed") indicated it may begin tapering its stimulative quantitative easing policy — a development investors took as an indication that the first interest-rate increases may be on the way in 2022. News flow from overseas also took a negative turn in September, with the emergence of energy shortages in Europe and worries that the debt problems of Chinese property developer Evergrande could have a broader, systemic effect on China's economy.

Despite a number of headwinds to sentiment, U.S. equities posted solid gains in the fourth quarter of 2021 as reflected in the 11.03% return for the bellwether S&P 500® Index. The markets faced a shift in Fed policy as persistent inflation, driven by supply chain issues and rising commodity prices, led the central bank to announce, and subsequently accelerate, the tapering of its bond purchases that have helped keep longer-term borrowing costs low. In addition, the Fed began to signal the likelihood of two or more hikes in its benchmark overnight lending rate in 2022, representing a moving forward of the prior timetable. Prolonged negotiations over President Biden's Build Back Better spending bill put into question a source of anticipated fiscal stimulus. Finally, investors had to contend with the rapid emergence and spread of the Omicron variant of COVID-19, which threatened a new wave of lockdowns. Nonetheless, most major U.S. equity indices closed 2021 at or near all-time highs, supported by robust corporate profits and investor inflows given fixed income yields that remained unattractive.

The Russian invasion of Ukraine in February of 2022 added significant volatility to both equity and bond markets that were already concerned with elevated levels of inflation, a hawkish Fed, and rising interest rates. In the first quarter of 2022, the combination of widening credit spreads and rising interest rates led to the worst quarter for the Bloomberg U.S. Aggregate Bond Index in 40 years. Equity markets did not fare any better as the bellwether S&P 500® also posted a negative return during the quarter. With the Fed now embarking on a tightening cycle, the markets remained focused on the Fed and whether it can engineer a soft landing amidst the highest inflation readings in 40 years.

The second quarter of 2022 saw continued pressure on stocks and bonds. The Fed's hawkish pivot, which started in the fourth quarter of 2021, continued to put pressure on equity valuation multiples, especially for long-duration growth stocks. With inflation readings hitting four-decade highs, the Fed now faced an increasingly difficult task of implementing policy strong enough to tame inflation and provide a "soft landing" for the economy, while not being too aggressive and tilting the economy into recession. This risk contributed to the heightened stock market volatility, in addition to mounting COVID-related lockdowns in China, rising oil prices, and the ongoing conflict between Russia and the Ukraine.

4

USAA Growth Fund

Managers' Commentary (continued)

In May the Fed raised rates by 50 basis points (a basis point is 1/100th of a percentage point) and by an additional 75 basis points in both June and July to combat inflation. Stocks and bonds began to rally in mid-June and continued to move higher through the end of the reporting period in July. Factors contributing to the rally included declining oil prices, economic data that was generally supportive of the underlying strength of the economy, and second quarter earnings season that was better than feared. The yield on the 10-Year U.S. Treasury Note declined almost 100 basis points over this period, inverting the yield curve, and reflecting a near-term shift in sentiment that the Fed might not need to be quite as aggressive as initially feared.

•  How did the USAA Growth Fund (the "Fund") perform during the reporting period?

The Fund has two share classes: Fund Shares and Institutional Shares. For the reporting period ended July 31, 2022, the Fund Shares and Institutional Shares had total returns of -22.11% and -22.09%, respectively. This compares to returns of -11.93% for the Russell 1000® Growth Index (the "Index") and -19.46% for the Lipper Large-Cap Growth Funds Index.

Victory Capital Management Inc. ("VCM") is the Fund's investment adviser. As the investment adviser, VCM employs dedicated resources to support the research, selection, and monitoring of the Fund's subadviser. Loomis, Sayles & Company, L.P., is an external subadviser to the Fund, while NewBridge Asset Management and RS Investments Growth are VCM investment franchises that each manage portions of the Fund. Primary responsibility for the day-to-day discretionary management of the Fund lies with the subadviser and the investment franchises.

•  What strategies did you employ during the reporting period?

For the reporting period, the Fund underperformed the Index as stock selection was the main detractor from performance while sector allocation also had a minor negative effect. In terms of allocation, an overweight position in communication services and underweight position in consumer staples hurt performance, while an overweight to health care helped. Stock selection within information technology and industrials detracted from performance while stock selection in financials was a positive contributor.

Thank you for allowing us to assist you with your investment needs.

5

USAA Growth Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended July 31, 2022

	Fund Shares	Institutional Shares
INCEPTION DATE	4/5/71	8/1/08
	Net Asset Value	Net Asset Value	Russell 1000® Growth Index[1]	Lipper Large-Cap Growth Funds Index[2]
One Year	–22.11%	–22.09%	–11.93%	–19.46%
Five Year	10.30%	10.34%	16.30%	13.56%
Ten Year	13.74%	13.79%	15.95%	14.33%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Growth Fund — Growth of $10,000

1The Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The Lipper Large-Cap Growth Funds Index tracks the total return performance of funds within the Lipper Large-Cap Growth Funds category. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

6

USAA Mutual Funds Trust USAA Growth Fund	July 31, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks long-term growth of capital.

Top 10 Equity Holdings*:

July 31, 2022

(% of Net Assets)

Microsoft Corp.	6.6%
Amazon.com, Inc.	5.6%
Alphabet, Inc. Class C	5.5%
Visa, Inc. Class A	5.2%
Apple, Inc.	4.1%
NVIDIA Corp.	4.0%
Tesla, Inc.	2.5%
Vertex Pharmaceuticals, Inc.	2.1%
Meta Platforms, Inc. Class A	1.9%
The Boeing Co.	1.8%

Sector Allocation*:

July 31, 2022

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

USAA Mutual Funds Trust USAA Growth Fund	Schedule of Portfolio Investments July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (93.9%)
Communication Services (10.8%):
Alphabet, Inc. Class A (a)	320,380	$37,266
Alphabet, Inc. Class C (a)	1,332,202	155,388
Meta Platforms, Inc. Class A (a)	333,105	52,997
Netflix, Inc. (a)	124,180	27,928
The Walt Disney Co. (a)	276,566	29,344
		302,923
Communications Equipment (1.6%):
Arista Networks, Inc. (a)	213,579	24,910
Motorola Solutions, Inc.	82,131	19,595
		44,505
Consumer Discretionary (16.8%):
Airbnb, Inc. Class A (a)	149,488	16,590
Alibaba Group Holding Ltd., ADR (a)	149,272	13,341
Amazon.com, Inc. (a)	1,157,869	156,255
Aptiv PLC (a)	135,868	14,251
Booking Holdings, Inc. (a)	6,096	11,800
Chipotle Mexican Grill, Inc. (a)	4,307	6,737
Dollar Tree, Inc. (a)	99,038	16,377
Lululemon Athletica, Inc. (a)	71,058	22,064
NIKE, Inc. Class B	180,723	20,769
O'Reilly Automotive, Inc. (a)	58,189	40,941
Starbucks Corp.	252,713	21,425
Tesla, Inc. (a)	77,244	68,859
Tractor Supply Co.	145,581	27,876
Ulta Beauty, Inc. (a)	32,311	12,566
Yum China Holdings, Inc.	152,153	7,411
Yum! Brands, Inc.	115,645	14,171
		471,433
Consumer Staples (2.8%):
Constellation Brands, Inc. Class A	84,110	20,717
Costco Wholesale Corp.	23,849	12,910
Monster Beverage Corp. (a)	388,990	38,751
The Hershey Co.	31,932	7,279
		79,657
Electronic Equipment, Instruments & Components (1.3%):
CDW Corp.	131,256	23,827
Teledyne Technologies, Inc. (a)	34,760	13,605
		37,432
Energy (0.6%):
Diamondback Energy, Inc.	130,610	16,721
Financials (3.2%):
Blackstone, Inc.	192,565	19,655
FactSet Research Systems, Inc.	44,187	18,987
LPL Financial Holdings, Inc.	42,817	8,988
MSCI, Inc.	57,506	27,680
SEI Investments Co.	251,086	13,900
		89,210

See notes to financial statements.

8

USAA Mutual Funds Trust USAA Growth Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Health Care (13.8%):
Align Technology, Inc. (a)	31,598	$8,878
Dexcom, Inc. (a)	330,744	27,147
Edwards Lifesciences Corp. (a)	101,432	10,198
Illumina, Inc. (a)	89,816	19,461
Intuitive Surgical, Inc. (a)	54,442	12,531
Jazz Pharmaceuticals PLC (a)	127,205	19,852
Novartis AG, ADR	372,524	31,974
NOVO Nordisk A/S, ADR	120,617	13,999
Regeneron Pharmaceuticals, Inc. (a)	39,570	23,017
Roche Holdings Ltd., ADR	530,063	21,982
Tenet Healthcare Corp. (a)	114,843	7,593
Thermo Fisher Scientific, Inc.	54,159	32,409
UnitedHealth Group, Inc.	41,564	22,542
Veeva Systems, Inc. Class A (a)	118,868	26,577
Vertex Pharmaceuticals, Inc. (a)	214,877	60,254
West Pharmaceutical Services, Inc.	41,025	14,095
Zoetis, Inc.	185,579	33,877
		386,386
Industrials (5.5%):
CoStar Group, Inc. (a)	263,186	19,105
Deere & Co.	73,516	25,229
Expeditors International of Washington, Inc.	163,222	17,342
Generac Holdings, Inc. (a)	99,937	26,813
The Boeing Co. (a)	310,740	49,504
Uber Technologies, Inc. (a)	757,553	17,765
		155,758
IT Services (7.6%):
Block, Inc. (a)	242,160	18,419
Fidelity National Information Services, Inc.	60,868	6,218
Gartner, Inc. (a)	44,785	11,890
MongoDB, Inc. (a)	11,424	3,570
PayPal Holdings, Inc. (a)	162,493	14,060
Shopify, Inc. Class A (a)	374,455	13,042
Visa, Inc. Class A	690,486	146,459
		213,658
Materials (0.4%):
Ball Corp.	71,339	5,238
Sealed Air Corp.	112,865	6,898
		12,136
Real Estate (0.3%):
Extra Space Storage, Inc.	40,484	7,673
Semiconductors & Semiconductor Equipment (7.1%):
Advanced Micro Devices, Inc. (a)	132,321	12,500
Broadcom, Inc.	42,565	22,793
Lam Research Corp.	18,015	9,017
Marvell Technology, Inc.	116,856	6,506
Monolithic Power Systems, Inc.	15,891	7,385

See notes to financial statements.

9

USAA Mutual Funds Trust USAA Growth Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
NVIDIA Corp.	610,857	$110,950
QUALCOMM, Inc.	158,369	22,973
Teradyne, Inc.	57,113	5,762
		197,886
Software (18.0%):
Adobe, Inc. (a)	64,250	26,350
AppLovin Corp. Class A (a) (b)	129,238	4,593
Autodesk, Inc. (a)	173,792	37,595
Cadence Design Systems, Inc. (a)	211,655	39,385
Crowdstrike Holdings, Inc. Class A (a)	72,578	13,325
Datadog, Inc. Class A (a)	43,992	4,488
Intuit, Inc.	15,411	7,030
Microsoft Corp.	660,700	185,485
Oracle Corp.	511,437	39,810
Palo Alto Networks, Inc. (a)	57,700	28,798
Salesforce, Inc. (a)	180,914	33,292
ServiceNow, Inc. (a)	106,521	47,579
Synopsys, Inc. (a)	35,566	13,070
The Trade Desk, Inc. Class A (a)	292,595	13,167
Workday, Inc. Class A (a)	63,672	9,875
		503,842
Technology Hardware, Storage & Peripherals (4.1%):
Apple, Inc.	710,350	115,439
Total Common Stocks (Cost $1,675,001)		2,634,659
Exchange-Traded Funds (5.3%)
Vanguard Mega Cap Growth ETF	725,726	149,637
Total Exchange-Traded Funds (Cost $160,100)		149,637
Collateral for Securities Loaned (0.2%)^
HSBC U.S. Government Money Market Fund, I Shares, 2.15% (c)	4,485,934	4,486
Total Collateral for Securities Loaned (Cost $4,486)		4,486
Total Investments (Cost $1,839,587) — 99.4%		2,788,782
Other assets in excess of liabilities — 0.6%		17,447
NET ASSETS — 100.00%		$2,806,229

At July 31, 2022, the Fund's investments in foreign securities were 5.6% of net assets.

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on July 31, 2022.

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

PLC — Public Limited Company

See notes to financial statements.

10

USAA Mutual Funds Trust	Statement of Assets and Liabilities July 31, 2022

(Amounts in Thousands, Except Per Share Amounts)

	USAA Growth Fund
Assets:
Investments, at value (Cost $1,839,587)	$2,788,782	(a)
Cash	16,142
Receivables:
Interest and dividends	415
Capital shares issued	286
Investments sold	15,783
Reclaims	650
Prepaid expenses	26
Total Assets	2,822,084
Liabilities:
Payables:
Collateral received on loaned securities	4,486
Investments purchased	8,111
Capital shares redeemed	1,293
Accrued expenses and other payables:
Investment advisory fees	1,359
Administration fees	289
Custodian fees	24
Transfer agent fees	204
Compliance fees	2
Trustees' fees	2
Other accrued expenses	85
Total Liabilities	15,855
Net Assets:
Capital	1,829,886
Total accumulated earnings/(loss)	976,343
Net Assets	$2,806,229
Net Assets
Fund Shares	$1,606,239
Institutional Shares	1,199,990
Total	$2,806,229
Shares (unlimited number of shares authorized with no par value):
Fund Shares	58,071
Institutional Shares	43,494
Total	101,565
Net asset value, offering and redemption price per share: (b)
Fund Shares	$27.66
Institutional Shares	27.59

(a)  Includes $4,398 thousand of securities on loan.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

11

USAA Mutual Funds Trust	Statement of Operations For the Year Ended July 31, 2022

(Amounts in Thousands)

USAA Growth Fund
Investment Income:
Dividends	$13,511
Interest	29
Securities lending (net of fees)	10
Total Income	13,550
Expenses:
Investment advisory fees	19,518
Administration fees — Fund Shares	2,907
Administration fees — Institutional Shares	1,292
Sub-Administration fees	63
Custodian fees	172
Transfer agent fees — Fund Shares	1,265
Transfer agent fees — Institutional Shares	1,292
Trustees' fees	50
Compliance fees	24
Legal and audit fees	73
State registration and filing fees	58
Interfund lending fees	1
Line of credit fees	2
Other expenses	305
Total Expenses	27,022
Net Investment Income (Loss)	(13,472)
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	148,621
Net change in unrealized appreciation/depreciation on investment securities	(932,308)
Net realized/unrealized gains (losses) on investments	(783,687)
Change in net assets resulting from operations	$(797,159)

See notes to financial statements.

12

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Growth Fund
	Year Ended July 31, 2022	Year Ended July 31, 2021
From Investments:
Operations:
Net Investment Income (Loss)	$(13,472)	$(12,184)
Net realized gains (losses)	148,621	369,266
Net change in unrealized appreciation/depreciation	(932,308)	569,910
Change in net assets resulting from operations	(797,159)	926,992
Distributions to Shareholders:
Fund Shares	(207,204)	(85,081)
Institutional Shares	(139,551)	(52,266)
Change in net assets resulting from distributions to shareholders	(346,755)	(137,347)
Change in net assets resulting from capital transactions	387,328	(243,688)
Change in net assets	(756,586)	545,957
Net Assets:
Beginning of period	3,562,815	3,016,858
End of period	$2,806,229	$3,562,815
Capital Transactions:
Fund Shares
Proceeds from shares issued	$91,044	$122,264
Distributions reinvested	204,327	83,901
Cost of shares redeemed	(234,982)	(313,290)
Total Fund Shares	$60,389	$(107,125)
Institutional Shares
Proceeds from shares issued	$509,954	$68,924
Distributions reinvested	139,296	52,208
Cost of shares redeemed	(322,311)	(257,695)
Total Institutional Shares	$326,939	$(136,563)
Change in net assets resulting from capital transactions	$387,328	$(243,688)
Share Transactions:
Fund Shares
Issued	2,757	3,519
Reinvested	5,764	2,483
Redeemed	(7,091)	(9,059)
Total Fund Shares	1,430	(3,057)
Institutional Shares
Issued	14,873	1,950
Reinvested	3,940	1,549
Redeemed	(9,492)	(7,520)
Total Institutional Shares	9,321	(4,021)
Change in Shares	10,751	(7,078)

See notes to financial statements.

13

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses)	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
USAA Growth Fund
Fund Shares
Year Ended July 31: 2022	$39.27	(0.14	)(f)	(7.72)	(7.86)	—	(3.75)
2021	$30.85	(0.13	)(f)	10.03	9.90	—	(1.48)
2020	$31.54	(0.05	)(f)	6.18	6.13	(0.08)	(6.74)
2019	$32.15	0.12		2.80	2.92	(0.09)	(3.44)
2018	$28.65	0.07		4.18	4.25	(0.05)	(0.70)
Institutional Shares
Year Ended July 31: 2022	$39.17	(0.13	)(f)	(7.70)	(7.83)	—	(3.75)
2021	$30.77	(0.13	)(f)	10.01	9.88	—	(1.48)
2020	$31.47	(0.04	)(f)	6.16	6.12	(0.08)	(6.74)
2019	$32.08	0.15		2.78	2.93	(0.10)	(3.44)
2018	$28.59	0.09		4.18	4.27	(0.08)	(0.70)

(a)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

(b)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019 and in effect through November 30, 2023, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 5 of the accompanying Notes to Financial Statements.

(c)  From the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(d)  Does not include acquired fund fees and expenses, if any.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(f)  Per share net investment income (loss) has been calculated using the average daily shares method.

(g)  Reflects total annual operating expenses of the shares before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratio by less than 0.01%.

(h)  Reflects increased trading activity due to current year transition or asset allocation shift.

See notes to financial statements.

14

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets					Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Expenses(b)(c)(d)		Net Investment Income (Loss)	Gross Expenses(d)		Net Assets, End of Period (000's)	Portfolio Turnover(e)
USAA Growth Fund
Fund Shares
Year Ended July 31: 2022	(3.75)	$27.66	(22.11)%	0.84%		(0.43)%	0.84%		$1,606,239	62%
2021	(1.48)	$39.27	32.87%	0.84%		(0.38)%	0.84%		$2,224,130	40%
2020	(6.82)	$30.85	23.71%	0.91%		(0.16)%	0.91%		$1,841,547	59%
2019	(3.53)	$31.54	10.90%	0.90	%(g)	0.41%	0.90	%(g)	$1,676,470	70	%(h)
2018	(0.75)	$32.15	14.99%	0.97	%(g)	0.33%	0.97	%(g)	$1,581,693	19%
Institutional Shares
Year Ended July 31: 2022	(3.75)	$27.59	(22.09)%	0.83%		(0.41)%	0.83%		$1,199,990	62%
2021	(1.48)	$39.17	32.89%	0.83%		(0.36)%	0.83%		$1,338,685	40%
2020	(6.82)	$30.77	23.75%	0.87%		(0.13)%	0.87%		$1,175,311	59%
2019	(3.54)	$31.47	10.94%	0.85	%(g)	0.47%	0.85	%(g)	$1,083,799	70	%(h)
2018	(0.78)	$32.08	15.07%	0.92	%(g)	0.39%	0.92	%(g)	$1,324,054	19%

See notes to financial statements.

15

USAA Mutual Funds Trust	Notes to Financial Statements July 31, 2022

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 45 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Growth Fund (the "Fund"). The Fund offers two classes of shares: Fund Shares and Institutional Shares. The Fund is classified as diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges, except with respect to fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

Victory Capital Management Inc. ("VCM" or the "Adviser") has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees' (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

16

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), and American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies, other than ETFs, are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of July 31, 2022, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Common Stocks	$2,634,659	$—	$—	$2,634,659
Exchange-Traded Funds	149,637	—	—	149,637
Collateral for Securities Loaned	4,486	—	—	4,486
Total	$2,788,782	$—	$—	$2,788,782

For the year ended July 31, 2022, there were no transfers into/out of Level 3.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

Investment Companies:

Exchange-Traded Funds:

The Fund may invest in ETFs, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities often designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market

17

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Securities Lending:

The Fund, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Fund's Schedule of Portfolio Investments. The Fund effectively does not have control of the non-cash collateral and therefore it is not disclosed on the Fund's Schedule of Portfolio Investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or repledged, except to satisfy borrower default.

The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of July 31, 2022.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$4,398	$—	$4,486

Foreign Taxes:

The Fund may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

18

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

Federal Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of July 31.

For the year ended July 31, 2022, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, and printing fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended July 31, 2022, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$2,037,169	$1,984,407

4. Affiliated Fund Ownership:

The Fund offers its shares for investment by other USAA Mutual Funds. The fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control, and the affiliated fund-of-funds' annual and semi-annual reports may be viewed at www.vcm.com. As of July 31, 2022, certain fund-of-funds owned a percentage of total outstanding shares of the Fund as follows:

Affiliated USAA Mutual Funds	Ownership %
USAA Cornerstone Conservative Fund	0.1
USAA Cornerstone Equity Fund	0.3
USAA Target Retirement Income Fund	0.4
USAA Target Retirement 2030 Fund	1.4
USAA Target Retirement 2040 Fund	2.2
USAA Target Retirement 2050 Fund	1.4
USAA Target Retirement 2060 Fund	0.2

19

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

5. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.65% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the year ended July 31, 2022, are reflected on the Statement of Operations as Investment advisory fees.

The performance adjustment for each share class is accrued daily and calculated monthly by comparing the respective class' performance to that of the Lipper Large-Cap Growth Funds Index. The Lipper Large-Cap Growth Funds Index tracks the total return performance of the largest funds within the Lipper Large-Cap Growth Funds category.

The performance period for each share class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)
+/- 100 to 400	+/- 4
+/- 401 to 700	+/- 5
+/- 701 and greater	+/- 6

(a) Based on the difference between the average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of the respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Large-Cap Growth Funds Index over that period, even if the class has overall negative returns during the performance period.

For the period August 1, 2021, to July 31, 2022, performance adjustments were $(907) and $(569) for Fund Shares and Institutional Shares, in thousands, respectively. Performance adjustments were (0.05)% and (0.04)% for Fund Shares and Institutional Shares, respectively. The performance adjustment rate included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36 month performance periods.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019, permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets.

VCM entered into a Subadvisory Agreement with Loomis, Sayles & Company, L.P. ("Loomis Sayles") under which Loomis Sayles directs the investment and reinvestment of a portion of the Fund's assets (as allocated from time to time by VCM). This arrangement provides for monthly fees that are paid by VCM. VCM (not the Fund) pays the subadviser fees.

20

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.15% and 0.10%, which is based on the Fund's average daily net assets of the Fund Shares and Institutional Shares, respectively. Amounts incurred for the year ended July 31, 2022, are reflected on the Statement of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended July 31, 2022, are reflected on the Statement of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the year ended July 31, 2022, are reflected on the Statement of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent fees for the Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the year ended July 31, 2022, are reflected on the Statement of Operations as Transfer agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust and receives no fee or other compensation for these services.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended July 31, 2022, are reflected on the Statement of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least November 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limits for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Performance adjustments, acquired fund fees and expenses, interest, taxes,

21

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of July 31, 2022, the expense limits (excluding voluntary waivers) were 0.92% and 0.88% for Fund Shares and Institutional Shares, respectively.

Under the terms of the expense limitation agreement, as amended June 29, 2022, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. As of July 31, 2022, there are no amounts available to be repaid to the Adviser.

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended July 31, 2022.

Certain officers and/or interested trustees of the Fund are also officers and/ or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

6. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

Equity Risk — The values of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general market, economic and political conditions and other factors. A company's earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or may last for extended periods.

Foreign Securities Risk — Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.

7. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 27, 2022, with a termination date of June 26, 2023. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount.

22

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended July 31, 2022, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the commitment fees plus any interest on amounts borrowed. For the period from August 1, 2021, through June 27, 2022, interest was based on the one-month London Interbank Offered Rate ("LIBOR") plus one percent. Effective with the renewal, for the period June 28, 2022, through July 31, 2022, interest was based on the one-month Secured Overnight Financing Rate (SOFR) plus 1.10 percent. Interest charged to the Fund during the period, if applicable, is reflected on the Statement of Operations under Line of credit fees.

The average borrowing for the days outstanding and average interest rate for the Fund during the year ended July 31, 2022, were as follows (amounts in thousands):

Amount Outstanding at July 31, 2022	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
$—	$18,600	4	1.21%	$18,600

*  Based on the number of days borrowings were outstanding for the year ended July 31, 2022.

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending.

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the year ended July 31, 2022, were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at July 31, 2022	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$3,842	9	0.95%	$6,361

*  Based on the number of days borrowings were outstanding for the year ended July 31, 2022.

8. Federal Income Tax Information:

The Fund intends to distribute any net investment income annually. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net

23

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of July 31, 2022, on the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows (amounts in thousands):

Total Accumulated Earnings/(Loss)	Capital
$(597)	$597

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Year Ended July 31, 2022			Year Ended July 31, 2021
Distributions Paid From			Distributions Paid From
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$50,411	$296,344	$346,755	$30,568	$106,779	$137,347

As of July 31, 2022, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Long-Term Capital Gains	Accumulated Earnings	Qualified Late-Year Losses*	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings (Loss)
$105,407	$105,407	$(6,087)	$877,023	$976,343

*  Qualified late-year losses are comprised of certain late-year ordinary losses. Late-year ordinary losses represent ordinary losses incurred after December 31 and specified losses incurred after October 31. These losses are deemed to arise on the first day of the Fund's next taxable year.

**  The difference between the book-basis and tax-basis of unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and REITs/return of capital.

As of July 31, 2022, the Fund had no capital loss carryforwards for federal income tax purposes.

As of July 31, 2022, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$1,911,759	$1,095,546	$(218,523)	$877,023

24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Growth Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of July 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at July 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2022, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
September 28, 2022

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USAA Mutual Funds Trust	Supplemental Information July 31, 2022

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, their positions with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 45 portfolios in the Trust. Each Trustee's address is c/o Fund Administration, 15935 La Cantera Pkwy, San Antonio, TX 78256.

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Retired.	45	Westhab, Inc., New York Theological Seminary, American Filtration Corp.
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Retired.	45	None

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USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (6/17-6/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-03/21); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Chairman of Board of AMCO (04/13-06/19); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management Company) (09/09-03/21); Chairman of Board of ISCO (04/13-12/20); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Chairman of Board of SAS (04/13-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-03/21); Director and Vice Chairman of FPS (12/13-03/21); President and Director of USAA Investment Corporation (ICORP) (03/10-03/21); Chairman of Board of ICORP (12/13-03/21); Director of USAA Financial Advisors, Inc. (FAI) (12/13-03/21); Chairman of Board of FAI (3/15-03/21).

				45	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Retired.	45	None

27

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-08/19), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present).	45	Terran Orbital Corp., American Made Filtration Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	45	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	45	Guardian Variable Products Trust (16 series)

Effective at the close of business on December 31, 2021, Robert L. Mason, Ph.D., retired from the Board of Trustees.

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USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustee
David C. Brown (May 1972)	Trustee	Trustee since July 2019

Chairman and Chief Executive Officer (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019-present).

				45 portfolios within the Trust; 40 portfolios within the Victory Portfolios, 25 series within the Victory Portfolios II, and 6 series within the Victory Variable Insurance Funds	None

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

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USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Officers:

The officers of the Trust, their date of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Officers of the Trust
Christopher K. Dyer (February 1962)	President	July 2019

Director of Mutual Fund Administration, Victory Capital Management Inc. (2004-present). Chief Operating Officer, Victory Capital Services, Inc. (2020-present). Vice President, Victory Capital Transfer Agency, Inc. (2019-present).

Scott Stahorsky (July 1969)	Vice President	July 2019	Manager, Fund Administration, Victory Capital Management Inc. (2015-present).
Thomas Dusenberry (July 1977)	Secretary	June 2022

Manager, Fund Administration, Victory Capital Management Inc. (since 2022); Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream, MLP Fund, and Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020-2022); Director of Fund Operations, Salient Partners (2016-2019).

James K. De Vries (April 1969)	Treasurer	March 2018

Executive Director, Victory Capital Management Inc. (7/1/19-present); Executive Director, Investment and Financial Administration, USAA (2012-6/30/19); Assistant Treasurer, USAA Mutual Funds Trust (2013-2018). Mr. De Vries also serves as the Funds' Principal Financial Officer.

Allan Shaer (March 1965)	Assistant Treasurer	July 2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (2016-present); Vice President, Mutual Fund Administration, JP Morgan Chase Bank (2011-2016).
Carol D. Trevino (October 1965)	Assistant Treasurer	September 2018	Director, Accounting and Finance, Victory Capital Management Inc. (7/1/19-present); Accounting/ Financial Director, USAA (12/13-6/30/19).
Charles Booth (April 1960)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, City Fund Services Ohio, Inc. (2007-present).

30

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Sean Fox (September 1976)	Chief Compliance Officer	June 2022	Deputy Chief Compliance Officer (July 2021-June 2022), Senior Compliance Officer, the Adviser (2019-2021), Compliance Officer, the Adviser (2015-2019).

  Effective at the close of business on April 27, 2022, Erin Wagner resigned as the Secretary of the Trust.

  Effective at the close of business on June 10, 2022, Colin Kinney resigned as the Chief Compliance Officer of the Trust.

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USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2022, through July 31, 2022.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 2/1/22	Actual Ending Account Value 7/31/22	Hypothetical Ending Account Value 7/31/22	Actual Expenses Paid During Period 2/1/22- 7/31/22*	Hypothetical Expenses Paid During Period 2/1/22- 7/31/22*	Annualized Expense Ratio During Period 2/1/22- 7/31/22
Fund Shares	$1,000	$845.90	$1,020.58	$3.89	$4.26	0.85%
Institutional Shares	1,000	846.10	1,020.68	3.80	4.16	0.83%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

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USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended July 31, 2022, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2023.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2022 (amounts in thousands):

Dividends Received Deduction (corporate shareholders)	Qualified Dividend Income (non-corporate shareholders)	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions
6%	15%	$50,411	$305,264

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USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short- and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Fund's Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 11, 2022, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a highly liquid investment minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

34

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
www.vcm.com	(800) 235-8396

23419-0922

JULY 31, 2022

Annual Report

USAA Growth & Income Fund

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Managers' Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	14
Statement of Operations	15
Statements of Changes in Net Assets	16
Financial Highlights	18
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	28
Supplemental Information (Unaudited)	29
Trustees' and Officers' Information	29
Proxy Voting and Portfolio Holdings Information	35
Expense Examples	35
Additional Federal Income Tax Information	36
Liquidity Risk Management Program	37
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE • INVESTMENTS INVOLVE RISK •  PRINCIPAL LOSS IS POSSIBLE

1

(Unaudited)

Dear Shareholder,

It certainly has been an interesting — make that challenging — year for investors. If anything, our most recent annual reporting period ended July 31, 2022 reminded us of two enduring realities: 1) financial markets are dynamic and apt to change abruptly; 2) it's vitally important that we remain calm and rational whenever faced with those inevitable bouts of turmoil.

Consider what the past year has dealt us. The latter half of 2021 was largely constructive for financial markets, with record corporate earnings, ample liquidity in markets, and investors largely embracing risk assets. But as the calendar year turned, the script flipped. Almost overnight investor sentiment turned negative. There were many culprits. Inflation data was running persistently hotter than expected, with some of the highest readings in decades. Even the U.S. Federal Reserve (the "Fed") stopped calling inflation "transitory" and pivoted to a restrictive monetary policy. The Fed is now singularly focused on inflation and has embarked on a new aggressive rate-hike cycle. On top of all that, a terrible war began (and continues) in Eastern Europe, which fueled rising energy prices and slowed global growth.

These issues, among other factors, have ratcheted up market volatility in both stock and bond markets. Many broad market stock indices pulled back substantially during the first half of 2022 and even entered "bear market" territory in June, which is typically considered a 20% pullback from the most recent highs. Meanwhile, fixed income investors were also dealing with elevated volatility, and wide swaths of the bond market struggled in the face of rising interest rates. For a short while, bonds were not acting as their traditional counterbalance to equities, and that further troubled investors.

Just as quickly the script flipped again as our annual reporting period was drawing to a close. Risk was back on and investors seemingly went bargain hunting in July. Most equity indexes bounced back smartly — not fully recovering losses since the beginning of the calendar year but still making sharp moves higher.

Throughout the ups and downs of the past annual reporting period, there have been interesting subplots playing out within the broader market as different investment styles and sectors took turns in leadership positions. For example, it was interesting to watch crypto assets captivate investors through the earlier part of our annual reporting period, only to see them fall out of favor as sentiment soured. Ironically, those "less-exciting" assets, such as utilities and even money market funds, have been among the better performing throughout 2022. Indeed, things really can change markedly, and if anything, this underscores the importance of diversification.

Looking at the numbers we see that the S&P 500® Index, the bell-weather proxy for our domestic stock market, had an annual total return of -4.64% for the 12-month period ended July 31, 2022. Over this same annual period, the yield on the 10-Year U.S. Treasury jumped 143 basis points (a basis point is 1/100th of a percentage point), thanks largely to the Fed's policy shift and several aggressive rate hikes. At the end of our reporting period, the yield on the 10-Year U.S. Treasury finished at 2.67%.

Given the volatile market environment of the past year, it's comforting that we can draw on our experience managing portfolios through all market environments. This

2

has taught us to remain calm in the face of turmoil. It's imperative that investors do the same, as opposed to chasing short-term trends and acting emotionally. It is our view that a long-term plan, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerances are some of the key ingredients for staying the course and progressing on investment goals.

As ever, there will be challenges ahead. The Fed has declared its intent to continue raising rates even as some elevated inflation readings begin to decline. Labor shortages, ongoing supply chain issues, elevated energy prices, and the Russia-Ukraine war are among the headwinds investors continue to navigate. There's even been some chatter about a possible recession in 2023.

Although no one can definitively predict what markets will do in the future, we can assure you that the investment professionals at all our independent franchises continually monitor the environment and work hard to position portfolios opportunistically no matter what the markets bring.

On the following pages, you will find information relating to your USAA® Mutual Fund, brought to you by Victory Capital. If you have any questions regarding the current market dynamics or your specific portfolio or investment plan, we encourage you to contact our representatives. Call (800) 235-8396 or visit our website at www.vcm.com.

From all of us here at Victory Capital, thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

3

USAA Growth & Income Fund

Managers' Commentary

(Unaudited)

•  What were the market conditions during the reporting period?

Financial markets produced broadly flat returns during the early part of the annual reporting period ended July 31, 2022. Conditions were initially supportive in August thanks to positive economic data and continued strength in corporate earnings. The picture changed in September, however, as investors began to focus on risk factors such as supply-chain disruptions and rising inflation. In addition, the U.S. Federal Reserve (the "Fed") indicated it may begin tapering its stimulative quantitative easing policy — a development investors took as an indication that the first interest-rate increases may be on the way in 2022. News flow from overseas also took a negative turn in September, with the emergence of energy shortages in Europe and worries that the debt problems of Chinese property developer Evergrande could have a broader, systemic effect on China's economy.

Despite a number of headwinds to sentiment, U.S. equities posted solid gains in the fourth quarter of 2021 as reflected in the 11.03% return for the bellwether S&P 500® Index. The markets faced a shift in Fed policy as persistent inflation, driven by supply chain issues and rising commodity prices, led the central bank to announce, and subsequently accelerate, the tapering of its bond purchases that have helped keep longer-term borrowing costs low. In addition, the Fed began to signal the likelihood of two or more hikes in its benchmark overnight lending rate in 2022, representing a moving forward of the prior timetable. Prolonged negotiations over President Biden's Build Back Better spending bill put into question a source of anticipated fiscal stimulus. Finally, investors had to contend with the rapid emergence and spread of the Omicron variant of COVID-19, which threatened a new wave of lockdowns. Nonetheless, most major U.S. equity indices closed 2021 at or near all-time highs, supported by robust corporate profits and investor inflows given fixed income yields that remained unattractive.

The Russian invasion of Ukraine in February of 2022 added significant volatility to both equity and bond markets that were already concerned with elevated levels of inflation, a hawkish Fed, and rising interest rates. In the first quarter of 2022, the combination of widening credit spreads and rising interest rates led to the worst quarter for the Bloomberg U.S. Aggregate Bond Index in 40 years. Equity markets did not fare any better as the bellwether S&P 500® also posted a negative return during the quarter. With the Fed now embarking on a tightening cycle, the markets remained focused on the Fed and whether it can engineer a soft landing amidst the highest inflation readings in 40 years.

The second quarter of 2022 saw continued pressure on stocks and bonds. The Fed's hawkish pivot, which started in the fourth quarter of 2021, continued to put pressure on equity valuation multiples, especially for long-duration growth stocks. With inflation readings hitting four-decade highs, the Fed now faced an increasingly difficult task of implementing policy strong enough to tame inflation and provide a "soft landing" for the economy, while not being too aggressive and tilting the economy into recession. This risk contributed to the heightened stock market volatility, in addition to mounting COVID-related lockdowns in China, rising oil prices, and the ongoing conflict between Russia and the Ukraine.

4

USAA Growth & Income Fund

Managers' Commentary (continued)

In May the Fed raised rates by 50 basis points (a basis point is 1/100th of a percentage point) and by an additional 75 basis points in both June and July to combat inflation. Stocks and bonds began to rally in mid-June and continued to move higher through the end of the reporting period in July. Factors contributing to the rally included declining oil prices, economic data that was generally supportive of the underlying strength of the economy, and second quarter earnings season that was better than feared. The yield on the 10-Year U.S. Treasury Note declined almost 100 basis points over this period, inverting the yield curve, and reflecting a near-term shift in sentiment that the Fed might not need to be quite as aggressive as initially feared.

•  How did the USAA Growth & Income Fund (the "Fund") perform during the reporting period?

The Fund has three share classes: Fund Shares, Institutional Shares, and Class A. For the reporting period ended July 31, 2022, the Fund Shares, Institutional Shares, and Class A had total returns of -7.41%, -6.77%, and -7.38%, respectively. This compares to returns of -7.35% for the Russell 3000® Index (the "Index") and -8.02% for the Lipper Multi-Cap Core Funds Index.

•  What strategies did you employ during the reporting period?

For the reporting period, the Fund underperformed the Index as sector allocations were the main detractor from performance while stock selection had a positive effect. In terms of allocation, an underweight position in energy and communication services hurt performance, while an overweight to health care helped. Stock selection within information technology and industrials detracted from performance while stock selection in consumer discretionary and health care were positive contributors.

Thank you for allowing us to assist you with your investment needs.

5

USAA Growth & Income Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended July 31, 2022

	Fund Shares	Institutional Shares	Class A
INCEPTION DATE	6/1/93	8/7/15	8/1/10
	Net Asset Value	Net Asset Value	Net Asset Value	Maximum Offering Price	Russell 3000® Index[1]	Lipper Multi-Cap Core Funds Index[2]
One Year	–7.41%	–6.77%	–7.38%	–12.71%	–7.35%	–8.02%
Five Year	8.63%	8.82%	8.43%	7.16%	12.18%	10.96%
Ten Year	11.51%	NA	11.24%	10.58%	13.48%	12.39%
Since Inception	N/A	8.83%	N/A	N/A	N/A	N/A

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price figures reflect a maximum sales charge of 5.75% for Class A. Net Asset Value does not reflect sales charges. Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Growth & Income Fund — Growth of $10,000

1The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The Lipper Multi-Cap Core Funds Index tracks the total return performance of funds within the Lipper Multi-Cap Core Funds category. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

6

USAA Mutual Funds Trust USAA Growth & Income Fund	July 31, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks capital growth with a secondary investment objective of current income.

Top 10 Equity Holdings*:

July 31, 2022

(% of Net Assets)

Apple, Inc.	6.6%
Microsoft Corp.	6.4%
Alphabet, Inc. Class C	3.5%
UnitedHealth Group, Inc.	2.7%
Amazon.com, Inc.	2.4%
Visa, Inc. Class A	2.2%
Tesla, Inc.	1.8%
Vertex Pharmaceuticals, Inc.	1.5%
Exxon Mobil Corp.	1.4%
Johnson & Johnson	1.4%

Sector Allocation*:

July 31, 2022

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

USAA Mutual Funds Trust USAA Growth & Income Fund	Schedule of Portfolio Investments July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (99.3%)
Communication Services (6.5%):
Alphabet, Inc. Class C (a)	501,240	$58,465
AT&T, Inc.	325,533	6,114
Comcast Corp. Class A	137,595	5,163
Fox Corp. Class A	75,364	2,495
Omnicom Group, Inc.	111,791	7,807
Sirius XM Holdings, Inc. (b)	1,199,389	8,012
The Interpublic Group of Cos., Inc.	240,887	7,195
Verizon Communications, Inc.	317,653	14,672
		109,923
Communications Equipment (1.4%):
Cisco Systems, Inc.	360,115	16,338
Juniper Networks, Inc.	83,883	2,351
Motorola Solutions, Inc.	16,630	3,968
		22,657
Consumer Discretionary (11.5%):
Amazon.com, Inc. (a)	297,016	40,082
Best Buy Co., Inc.	99,491	7,660
Booking Holdings, Inc. (a)	5,194	10,054
Chipotle Mexican Grill, Inc. (a)	3,663	5,730
Dollar Tree, Inc. (a)	84,403	13,957
Garmin Ltd.	13,930	1,360
Genuine Parts Co.	20,725	3,168
H&R Block, Inc.	174,182	6,960
Lennar Corp. Class A	31,413	2,670
Lowe's Cos., Inc.	45,700	8,753
McDonald's Corp.	23,660	6,231
O'Reilly Automotive, Inc. (a)	17,006	11,965
PulteGroup, Inc.	57,892	2,525
Target Corp.	43,299	7,074
Tesla, Inc. (a)	34,450	30,710
Toll Brothers, Inc.	34,407	1,692
Tractor Supply Co.	52,494	10,052
Ulta Beauty, Inc. (a)	27,617	10,741
Whirlpool Corp.	12,093	2,091
Williams-Sonoma, Inc.	18,301	2,643
Yum! Brands, Inc.	56,998	6,985
		193,103
Consumer Staples (6.6%):
Altria Group, Inc.	259,746	11,393
Church & Dwight Co., Inc.	—	—
Colgate-Palmolive Co.	57,028	4,490
Constellation Brands, Inc. Class A	65,581	16,153
Costco Wholesale Corp.	30,739	16,639
General Mills, Inc.	29,423	2,201
Kimberly-Clark Corp.	24,081	3,174

See notes to financial statements.

8

USAA Mutual Funds Trust USAA Growth & Income Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
PepsiCo, Inc.	29,950	$5,240
Philip Morris International, Inc.	111,621	10,844
The Coca-Cola Co.	55,340	3,551
The Hershey Co.	39,019	8,895
The J.M. Smucker Co.	6,411	848
The Procter & Gamble Co.	111,902	15,544
Tyson Foods, Inc. Class A	41,301	3,635
Walgreens Boots Alliance, Inc.	72,373	2,867
Walmart, Inc.	39,258	5,184
		110,658
Electronic Equipment, Instruments & Components (0.7%):
Teledyne Technologies, Inc. (a)	29,780	11,656
Energy (4.6%):
Chevron Corp.	122,146	20,005
Coterra Energy, Inc.	31,307	958
Devon Energy Corp.	119,576	7,515
Diamondback Energy, Inc.	111,095	14,223
EOG Resources, Inc.	102,287	11,376
Exxon Mobil Corp.	245,156	23,763
		77,840
Financials (9.8%):
Aflac, Inc.	77,832	4,460
American Express Co.	29,225	4,501
American Financial Group, Inc.	26,985	3,607
Ameriprise Financial, Inc.	35,790	9,660
Annaly Capital Management, Inc.	768,376	5,286
Bank of America Corp.	28,739	972
Capital One Financial Corp.	11,426	1,255
Comerica, Inc.	89,622	6,970
Discover Financial Services	34,322	3,467
East West Bancorp, Inc.	17,785	1,277
Everest Re Group Ltd.	8,864	2,317
FactSet Research Systems, Inc.	5,000	2,148
Fidelity National Financial, Inc.	179,029	7,154
Fifth Third Bancorp	148,503	5,067
First American Financial Corp.	27,558	1,598
Jefferies Financial Group, Inc.	179,936	5,860
JPMorgan Chase & Co.	45,678	5,269
KeyCorp	311,398	5,699
LPL Financial Holdings, Inc.	36,590	7,681
M&T Bank Corp.	16,064	2,851
Marsh & McLennan Cos., Inc.	18,110	2,969
Morgan Stanley	37,781	3,185
MSCI, Inc.	11,646	5,606
Popular, Inc.	22,446	1,743
Principal Financial Group, Inc.	83,972	5,621
Prudential Financial, Inc.	53,982	5,398
Regions Financial Corp.	554,770	11,750
Synchrony Financial	207,783	6,957

See notes to financial statements.

9

USAA Mutual Funds Trust USAA Growth & Income Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Synovus Financial Corp.	42,250	$1,706
T. Rowe Price Group, Inc.	41,285	5,097
The Allstate Corp.	8,670	1,014
The Goldman Sachs Group, Inc.	22,393	7,466
The Hanover Insurance Group, Inc.	20,591	2,810
The Hartford Financial Services Group, Inc.	64,431	4,154
The Travelers Cos., Inc.	15,919	2,526
U.S. Bancorp	132,173	6,239
Zions Bancorp NA	48,838	2,664
		164,004
Health Care (16.0%):
Abbott Laboratories	36,738	3,999
AbbVie, Inc.	71,802	10,304
AmerisourceBergen Corp.	15,049	2,196
Amgen, Inc.	51,864	12,835
Bristol-Myers Squibb Co.	85,272	6,291
Cardinal Health, Inc.	90,565	5,394
Chemed Corp.	6,054	2,912
Cigna Corp.	12,932	3,561
CVS Health Corp.	74,673	7,145
Dexcom, Inc. (a)	87,012	7,142
Edwards Lifesciences Corp. (a)	81,423	8,186
Elevance Health, Inc.	12,564	5,994
Eli Lilly & Co.	25,930	8,549
Gilead Sciences, Inc.	159,707	9,542
Jazz Pharmaceuticals PLC (a)	107,892	16,838
Johnson & Johnson	131,800	23,002
McKesson Corp.	10,658	3,641
Merck & Co., Inc.	156,649	13,995
Pfizer, Inc.	200,003	10,102
Quest Diagnostics, Inc.	30,680	4,190
Tenet Healthcare Corp. (a)	91,625	6,058
Thermo Fisher Scientific, Inc.	12,164	7,279
UnitedHealth Group, Inc.	84,227	45,680
Vertex Pharmaceuticals, Inc. (a)	92,440	25,921
West Pharmaceutical Services, Inc.	41,771	14,351
Zoetis, Inc.	20,275	3,701
		268,808
Industrials (7.3%):
3M Co.	47,514	6,806
Cintas Corp.	18,055	7,682
Cummins, Inc.	13,512	2,990
Deere & Co.	22,512	7,726
Dover Corp.	14,628	1,956
Emerson Electric Co.	44,769	4,032
Fastenal Co.	175,089	8,993
Generac Holdings, Inc. (a)	24,419	6,552
General Dynamics Corp.	29,272	6,635
Huntington Ingalls Industries, Inc.	12,598	2,732

See notes to financial statements.

10

USAA Mutual Funds Trust USAA Growth & Income Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Illinois Tool Works, Inc.	21,648	$4,498
Knight-Swift Transportation Holdings, Inc.	19,185	1,054
Lennox International, Inc.	8,753	2,097
Lockheed Martin Corp.	26,943	11,149
ManpowerGroup, Inc.	35,316	2,769
Masco Corp.	150,349	8,326
Northrop Grumman Corp.	9,276	4,442
Owens Corning	19,333	1,793
Republic Services, Inc.	24,194	3,355
Robert Half International, Inc.	79,103	6,260
Rockwell Automation, Inc.	3,441	878
Snap-on, Inc.	9,302	2,084
Union Pacific Corp.	29,988	6,816
United Parcel Service, Inc. Class B	39,062	7,613
W.W. Grainger, Inc.	5,677	3,086
		122,324
IT Services (4.9%):
Accenture PLC Class A	26,441	8,098
Automatic Data Processing, Inc.	13,069	3,151
Block, Inc. (a)	71,060	5,405
Fidelity National Information Services, Inc.	51,605	5,272
Gartner, Inc. (a)	33,684	8,942
International Business Machines Corp.	42,751	5,591
MongoDB, Inc. (a)	9,716	3,036
Paychex, Inc.	34,915	4,479
The Western Union Co.	60,251	1,026
Visa, Inc. Class A	176,572	37,453
		82,453
Materials (2.3%):
Avery Dennison Corp.	9,145	1,742
Ball Corp.	55,197	4,052
CF Industries Holdings, Inc.	52,489	5,012
LyondellBasell Industries NV Class A	88,890	7,922
Nucor Corp.	18,237	2,477
Packaging Corp. of America	40,390	5,679
Reliance Steel & Aluminum Co.	11,670	2,220
Sealed Air Corp.	97,035	5,931
Steel Dynamics, Inc.	17,614	1,372
The Sherwin-Williams Co.	7,018	1,698
		38,105
Real Estate (3.2%):
AvalonBay Communities, Inc.	17,172	3,674
Boston Properties, Inc.	39,324	3,585
Digital Realty Trust, Inc.	25,264	3,346
Equity Residential	33,576	2,632
Essex Property Trust, Inc.	9,382	2,688
Extra Space Storage, Inc.	34,312	6,503
National Retail Properties, Inc.	43,884	2,089

See notes to financial statements.

11

USAA Mutual Funds Trust USAA Growth & Income Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Prologis, Inc.	32,907	$4,362
Realty Income Corp.	74,143	5,486
Regency Centers Corp.	22,544	1,453
Ventas, Inc.	56,234	3,024
VICI Properties, Inc.	329,360	11,261
Welltower, Inc.	46,573	4,021
		54,124
Semiconductors & Semiconductor Equipment (4.4%):
Advanced Micro Devices, Inc. (a)	104,064	9,831
Intel Corp.	218,247	7,924
Lam Research Corp.	15,321	7,668
Marvell Technology, Inc.	99,089	5,517
Monolithic Power Systems, Inc.	13,474	6,262
NVIDIA Corp.	85,756	15,576
QUALCOMM, Inc.	47,296	6,861
Teradyne, Inc.	47,496	4,792
Texas Instruments, Inc.	56,885	10,176
		74,607
Software (9.3%):
AppLovin Corp. Class A (a) (b)	106,405	3,782
Datadog, Inc. Class A (a)	37,410	3,816
Intuit, Inc.	13,107	5,979
Microsoft Corp.	380,482	106,817
Palo Alto Networks, Inc. (a)	20,831	10,397
ServiceNow, Inc. (a)	31,904	14,250
Synopsys, Inc. (a)	30,175	11,089
		156,130
Technology Hardware, Storage & Peripherals (7.4%):
Apple, Inc.	679,562	110,436
Hewlett Packard Enterprise Co.	173,710	2,474
HP, Inc.	188,091	6,280
NetApp, Inc.	79,344	5,659
		124,849
Utilities (3.4%):
Constellation Energy Corp.	19,281	1,275
Duke Energy Corp.	38,696	4,254
Evergy, Inc.	136,788	9,337
NRG Energy, Inc.	133,723	5,048
OGE Energy Corp.	78,921	3,242
Public Service Enterprise Group, Inc.	154,698	10,159
Sempra Energy	26,615	4,413
The Southern Co.	179,093	13,770
UGI Corp.	112,507	4,856
		56,354
Total Common Stocks (Cost $1,308,151)		1,667,595

See notes to financial statements.

12

USAA Mutual Funds Trust USAA Growth & Income Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Collateral for Securities Loaned (0.7%)^
HSBC U.S. Government Money Market Fund, I Shares, 2.15% (c)	11,752,261	$11,752
Total Collateral for Securities Loaned (Cost $11,752)		11,752
Total Investments (Cost $1,319,903) — 100.0%		1,679,347
Liabilities in excess of other assets — 0.0% (d)		(763)
NET ASSETS — 100.00%		$1,678,584

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on July 31, 2022.

(d)  Amount represents less than 0.05% of net assets.

PLC — Public Limited Company

See notes to financial statements.

13

USAA Mutual Funds Trust	Statement of Assets and Liabilities July 31, 2022

(Amounts in Thousands, Except Per Share Amounts)

	USAA Growth & Income Fund
Assets:
Investments, at value (Cost $1,319,903)	$1,679,347	(a)
Cash	3,892
Receivables:
Interest and dividends	1,335
Capital shares issued	153
Investments sold	11,063
From Adviser	7
Prepaid expenses	29
Total Assets	1,695,826
Liabilities:
Payables:
Collateral received on loaned securities	11,752
Investments purchased	3,741
Capital shares redeemed	575
Accrued expenses and other payables:
Investment advisory fees	754
Administration fees	204
Custodian fees	13
Transfer agent fees	110
Compliance fees	1
Trustees' fees	2
12b-1 fees	—	(b)
Other accrued expenses	90
Total Liabilities	17,242
Net Assets:
Capital	1,207,284
Total accumulated earnings/(loss)	471,300
Net Assets	$1,678,584
Net Assets
Fund Shares	$1,672,669
Institutional Shares	5,193
Class A	722
Total	$1,678,584
Shares (unlimited number of shares authorized with no par value):
Fund Shares	75,867
Institutional Shares	235
Class A	33
Total	76,135
Net asset value, offering and redemption price per share: (c)
Fund Shares	$22.05
Institutional Shares	$22.12
Class A	$21.96
Maximum Sales Charge — Class A	5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A	$23.30

(a)  Includes $11,568 thousand of securities on loan.

(b)  Rounds to less than $1 thousand.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.
See notes to financial statements.

14

USAA Mutual Funds Trust	Statement of Operations For the Year Ended July 31, 2022

(Amounts in Thousands)

USAA Growth & Income Fund
Investment Income:
Dividends	$30,837
Interest	7
Securities lending (net of fees)	168
Foreign tax withholding	(3)
Total Income	31,009
Expenses:
Investment advisory fees	10,564
Administration fees — Fund Shares	2,751
Administration fees — Institutional Shares	60
Administration fees — Class A	1
Sub-Administration fees	40
12b-1 fees — Class A	2
Custodian fees	83
Transfer agent fees — Fund Shares	1,313
Transfer agent fees — Institutional Shares	60
Transfer agent fees — Class A	1
Trustees' fees	49
Compliance fees	14
Legal and audit fees	69
State registration and filing fees	69
Interfund lending fees	— (a)
Other expenses	228
Total Expenses	15,304
Expenses waived/reimbursed by Adviser	(31)
Net Expenses	15,273
Net Investment Income (Loss)	15,736
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	193,593
Net change in unrealized appreciation/depreciation on investment securities	(335,138)
Net realized/unrealized gains (losses) on investments	(141,545)
Change in net assets resulting from operations	$(125,809)

(a)  Rounds to less than $1 thousand.

See notes to financial statements.

15

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Growth & Income Fund
	Year Ended July 31, 2022	Year Ended July 31, 2021
From Investments:
Operations:
Net Investment Income (Loss)	$15,736	$12,509
Net realized gains (losses)	193,593	185,553
Net change in unrealized appreciation/depreciation	(335,138)	351,183
Change in net assets resulting from operations	(125,809)	549,245
Distributions to Shareholders:
Fund Shares	(218,056)	(13,267)
Institutional Shares	(1,013)	(1,508)
Class A	(96)	(44)
Change in net assets resulting from distributions to shareholders	(219,165)	(14,819)
Change in net assets resulting from capital transactions	(124,503)	(172,686)
Change in net assets	(469,477)	361,740
Net Assets:
Beginning of period	2,148,061	1,786,321
End of period	$1,678,584	$2,148,061
Capital Transactions:
Fund Shares
Proceeds from shares issued	$81,304	$94,079
Distributions reinvested	214,656	13,054
Cost of shares redeemed	(203,002)	(257,314)
Total Fund Shares	$92,958	$(150,181)
Institutional Shares
Proceeds from shares issued	$4,436	$8,819
Distributions reinvested	1,011	1,507
Cost of shares redeemed	(223,014)	(22,817)
Total Institutional Shares	$(217,567)	$(12,491)
Class A
Proceeds from shares issued	$157	$200
Distributions reinvested	81	2
Cost of shares redeemed	(132)	(10,216)
Total Class A	$106	$(10,014)
Change in net assets resulting from capital transactions	$(124,503)	$(172,686)

(continues on next page)

See notes to financial statements.

16

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	USAA Growth & Income Fund
	Year Ended July 31, 2022	Year Ended July 31, 2021
Share Transactions:
Fund Shares
Issued	3,313	3,934
Reinvested	8,617	579
Redeemed	(8,279)	(10,945)
Total Fund Shares	3,651	(6,432)
Institutional Shares
Issued	177	372
Reinvested	40	67
Redeemed	(7,945)	(953)
Total Institutional Shares	(7,728)	(514)
Class A
Issued	7	9
Reinvested	3	— (a)
Redeemed	(6)	(399)
Total Class A	4	(390)
Change in Shares	(4,073)	(7,336)

(a)  Rounds to less than 1 thousand shares.

See notes to financial statements.

17

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses)	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
USAA Growth & Income Fund
Fund Shares
Year Ended July 31: 2022	$26.78	0.21	(f)	(1.86)	(1.65)	(0.22)	(2.86)
2021	$20.41	0.15	(f)	6.40	6.55	(0.18)	—
2020	$23.70	0.22	(f)	1.45	1.67	(0.23)	(4.73)
2019	$26.19	0.25		(0.24)	0.01	(0.24)	(2.26)
2018	$24.25	0.19		3.03	3.22	(0.18)	(1.10)
Institutional Shares
Year Ended July 31: 2022	$26.75	0.16	(f)	(1.67)	(1.51)	(0.26)	(2.86)
2021	$20.38	0.15	(f)	6.40	6.55	(0.18)	—
2020	$23.68	0.23	(f)	1.44	1.67	(0.24)	(4.73)
2019	$26.17	0.26		(0.24)	0.02	(0.25)	(2.26)
2018	$24.23	0.20		3.03	3.23	(0.19)	(1.10)
Class A
Year Ended July 31: 2022	$26.69	0.21	(f)	(1.85)	(1.64)	(0.23)	(2.86)
2021	$20.31	0.08	(f)	6.40	6.48	(0.10)	—
2020	$23.61	0.16	(f)	1.45	1.61	(0.18)	(4.73)
2019	$26.10	0.19		(0.25)	(0.06)	(0.17)	(2.26)
2018	$24.17	0.12		3.02	3.14	(0.11)	(1.10)

(a)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

(b)  From the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(c)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019 and in effect through November 30, 2023, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.

(d)  Does not include acquired fund fees and expenses, if any.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(f)  Per share net investment income (loss) has been calculated using the average daily shares method.

(g)  Reflects increased trading activity due to current year transition or asset allocation shift.

(h)  Prior to December 1, 2018, USAA Asset Management Company ("AMCO") (previous Investment Adviser) voluntarily agreed to limit the annual expenses of the Institutional Shares to 0.85% of the Institutional Shares' average daily net assets.

(i)  Prior to December 1, 2017, AMCO voluntarily agreed to limit the annual expenses of Class A to 1.20% of the Class A average daily net assets.

See notes to financial statements.

18

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets				Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(a)	Net Expenses(b)(c)(d)		Net Investment Income (Loss)	Gross Expenses(d)	Net Assets, End of Period (000's)	Portfolio Turnover(e)
USAA Growth & Income Fund
Fund Shares
Year Ended July 31: 2022	(3.08)	$22.05	(7.41)%	0.81%		0.84%	0.81%	$1,672,669	71%
2021	(0.18)	$26.78	32.24%	0.81%		0.63%	0.81%	$1,934,246	62%
2020	(4.96)	$20.41	7.81%	0.87%		1.05%	0.87%	$1,605,020	74%
2019	(2.50)	$23.70	0.89%	0.88%		1.04%	0.88%	$1,673,033	93	%(g)
2018	(1.28)	$26.19	13.59%	0.88%		0.80%	0.88%	$1,756,259	23%
Institutional Shares
Year Ended July 31: 2022	(3.12)	$22.12	(6.77)%	0.72%		0.59%	0.74%	$5,193	71%
2021	(0.18)	$26.75	32.32%	0.79%		0.65%	0.79%	$213,041	62%
2020	(4.97)	$20.38	7.86%	0.83%		1.09%	0.83%	$172,787	74%
2019	(2.51)	$23.68	0.94%	0.83	%(h)	1.09%	0.83%	$165,137	93	%(g)
2018	(1.29)	$26.17	13.66%	0.84%		0.85%	0.84%	$159,148	23%
Class A
Year Ended July 31: 2022	(3.09)	$21.96	(7.38)%	0.78%		0.87%	3.01%	$722	71%
2021	(0.10)	$26.69	32.04%	1.09%		0.35%	1.49%	$774	62%
2020	(4.91)	$20.31	7.52%	1.14%		0.79%	1.14%	$8,514	74%
2019	(2.43)	$23.61	0.62%	1.15%		0.77%	1.23%	$9,912	93	%(g)
2018	(1.21)	$26.10	13.28%	1.17	%(i)	0.52%	1.20%	$10,858	23%

See notes to financial statements.

19

USAA Mutual Funds Trust	Notes to Financial Statements July 31, 2022

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 45 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Growth & Income Fund (the "Fund"). The Fund offers three classes of shares: Fund Shares, Institutional Shares and Class A. The Fund is classified as diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges, except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

Victory Capital Management Inc. ("VCM" or the "Adviser") has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees' (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

20

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs") are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies, other than ETFs, are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of July 31, 2022, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Common Stocks	$1,667,595	$—	$—	$1,667,595
Collateral for Securities Loaned	11,752	—	—	11,752
Total	$1,679,347	$—	$—	$1,679,347

For the year ended July 31, 2022, there were no transfers into/out of Level 3.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

Investment Companies:

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Withholding taxes on interest, dividends, and gains as a result of certain investments by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

21

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

Securities Lending:

The Fund, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Fund's Schedule of Portfolio Investments. The Fund effectively does not have control of the non-cash collateral and therefore it is not disclosed on the Fund's Schedule of Portfolio Investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or repledged, except to satisfy borrower default.

The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of July 31, 2022.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$11,568	$—	$11,752

Federal Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of July 31.

For the year ended July 31, 2022, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

22

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, printing fees, and 12b-1 fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended July 31, 2022, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$1,340,782	$1,667,173

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.60% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the year ended July 31, 2022, are reflected on the Statement of Operations as Investment advisory fees.

The performance adjustment for each share class is accrued daily and calculated monthly by comparing the respective class' performance to that of the Lipper Multi-Cap Core Funds Index. The Lipper Multi-Cap Core Funds Index tracks the total return performance of the largest funds within the Lipper Multi-Cap Core Funds category.

The performance period for each share class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)
+/- 100 to 400	+/- 4
+/- 401 to 700	+/- 5
+/- 701 and greater	+/- 6

(a) Based on the difference between the average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of the respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Multi-Cap Core Funds Index over that period, even if the class has overall negative returns during the performance period.

For the period August 1, 2021, to July 31, 2022, performance adjustments were $(730), $(70) and $(3) for Fund Shares, Institutional Shares and Class A, in thousands, respectively. Performance adjustments were (0.04)%, (0.12)% and (0.37)% for Fund Shares, Institutional Shares and Class A,

23

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

respectively. The performance adjustment rate included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36 month performance periods.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019, permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended July 31, 2022, the Fund had no subadvisers.

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.15%, 0.10% and 0.15%, which is based on the Fund's average daily net assets of the Fund Shares, Institutional Shares and Class A, respectively. Amounts incurred for the year ended July 31, 2022, are reflected on the Statement of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended July 31, 2022, are reflected on the Statement of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the year ended July 31, 2022, are reflected on the Statement of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent fees for Institutional Shares and Class A are paid monthly based on a fee accrued daily at an annualized rate of 0.10% and 0.10%, respectively, of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the year ended July 31, 2022, are reflected on the Statement of Operations as Transfer agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activity primarily intended to result in the sale of Class A.

24

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

Amounts incurred and paid to the Distributor for the year ended July 31, 2022, are reflected on the Statement of Operations as 12b-1 fees.

In addition, the Distributor is entitled to receive commissions in connection with sales of Class A. For the year ended July 31, 2022, the Distributor received less than $1 thousand from commissions earned in connection with sales of Class A.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended July 31, 2022, are reflected on the Statement of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least November 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limits for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Performance adjustments, acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of July 31, 2022, the expense limits (excluding voluntary waivers) were 0.88%, 0.84%, and 1.15% for Fund Shares, Institutional Shares, and Class A, respectively.

Under the terms of the expense limitation agreement, as amended June 29, 2022, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount.

As of July 31, 2022, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayments are not probable at July 31, 2022.

Expires 2024	Expires 2025	Total
$29	$31	$60

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended July 31, 2022.

Certain officers and/or interested trustees of the Fund are also officers and/ or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

25

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

Equity Risk — The values of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general market, economic and political conditions and other factors. A company's earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or may last for extended periods.

Foreign Securities Risk — Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 27, 2022, with a termination date of June 26, 2023. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended July 31, 2022, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the commitment fees plus any interest on amounts borrowed. For the period from August 1, 2021, through June 27, 2022, interest was based on the one-month London Interbank Offered Rate ("LIBOR") plus one percent. Effective with the renewal, for the period June 28, 2022, through July 31, 2022, interest was based on the one-month Secured Overnight Financing Rate (SOFR) plus 1.10 percent. Interest charged to the Fund during the period, if applicable, is reflected on the Statement of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended July 31, 2022.

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending.

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the year ended July 31, 2022, were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at July 31, 2022	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$2,364	6	0.60%	$3,590

*  Based on the number of days borrowings were outstanding for the year ended July 31, 2022.

26

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

7. Federal Income Tax Information:

The Fund intends to distribute any net investment income quarterly. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of July 31, 2022, on the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows (amounts in thousands):

Total Accumulated Earnings/(Loss)	Capital
$(11,960)	$11,960

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Year Ended July 31, 2022			Year Ended July 31, 2021
Distributions Paid From			Distributions Paid From
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Total Distributions Paid
$68,278	$150,887	$219,165	$14,819	$14,819

As of July 31, 2022, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Qualified Late-Year Losses*	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings (Loss)
$100	$160,257	$160,357	$(35,776)	$346,719	$471,300

*  Qualified late-year losses are comprised of post-October capital losses incurred after October 31 and certain late-year ordinary losses. These losses are deemed to arise on the first day of the Fund's next taxable year.

**  The difference between the book-basis and tax-basis of unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

As of July 31, 2022, the Fund had no capital loss carryforwards for federal income tax purposes.

As of July 31, 2022, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$1,332,628	$405,774	$(59,055)	$346,719

27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Growth & Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Growth & Income Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of July 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at July 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2022, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
September 28, 2022

28

USAA Mutual Funds Trust	Supplemental Information July 31, 2022

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, their positions with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 45 portfolios in the Trust. Each Trustee's address is c/o Fund Administration, 15935 La Cantera Pkwy, San Antonio, TX 78256.

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Retired.	45	Westhab, Inc., New York Theological Seminary, American Filtration Corp.
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Retired.	45	None

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USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (6/17-6/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-03/21); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Chairman of Board of AMCO (04/13-06/19); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management Company) (09/09-03/21); Chairman of Board of ISCO (04/13-12/20); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Chairman of Board of SAS (04/13-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-03/21); Director and Vice Chairman of FPS (12/13-03/21); President and Director of USAA Investment Corporation (ICORP) (03/10-03/21); Chairman of Board of ICORP (12/13-03/21); Director of USAA Financial Advisors, Inc. (FAI) (12/13-03/21); Chairman of Board of FAI (3/15-03/21).

				45	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Retired.	45	None

30

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-08/19), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present).	45	Terran Orbital Corp., American Made Filtration Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	45	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	45	Guardian Variable Products Trust (16 series)

Effective at the close of business on December 31, 2021, Robert L. Mason, Ph.D., retired from the Board of Trustees.

31

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustee
David C. Brown (May 1972)	Trustee	Trustee since July 2019

Chairman and Chief Executive Officer (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019-present).

				45 portfolios within the Trust; 40 portfolios within the Victory Portfolios, 25 series within the Victory Portfolios II, and 6 series within the Victory Variable Insurance Funds	None

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

32

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Officers:

The officers of the Trust, their date of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Officers of the Trust
Christopher K. Dyer (February 1962)	President	July 2019

Director of Mutual Fund Administration, Victory Capital Management Inc. (2004-present). Chief Operating Officer, Victory Capital Services, Inc. (2020-present). Vice President, Victory Capital Transfer Agency, Inc. (2019-present).

Scott Stahorsky (July 1969)	Vice President	July 2019	Manager, Fund Administration, Victory Capital Management Inc. (2015-present).
Thomas Dusenberry (July 1977)	Secretary	June 2022

Manager, Fund Administration, Victory Capital Management Inc. (since 2022); Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream, MLP Fund, and Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020-2022); Director of Fund Operations, Salient Partners (2016-2019).

James K. De Vries (April 1969)	Treasurer	March 2018

Executive Director, Victory Capital Management Inc. (7/1/19-present); Executive Director, Investment and Financial Administration, USAA (2012-6/30/19); Assistant Treasurer, USAA Mutual Funds Trust (2013-2018). Mr. De Vries also serves as the Funds' Principal Financial Officer.

Allan Shaer (March 1965)	Assistant Treasurer	July 2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (2016-present); Vice President, Mutual Fund Administration, JP Morgan Chase Bank (2011-2016).
Carol D. Trevino (October 1965)	Assistant Treasurer	September 2018	Director, Accounting and Finance, Victory Capital Management Inc. (7/1/19-present); Accounting/ Financial Director, USAA (12/13-6/30/19).
Charles Booth (April 1960)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, City Fund Services Ohio, Inc. (2007-present).

33

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Sean Fox (September 1976)	Chief Compliance Officer	June 2022	Deputy Chief Compliance Officer (July 2021-June 2022), Senior Compliance Officer, the Adviser (2019-2021), Compliance Officer, the Adviser (2015-2019).

  Effective at the close of business on April 27, 2022, Erin Wagner resigned as the Secretary of the Trust.

  Effective at the close of business on June 10, 2022, Colin Kinney resigned as the Chief Compliance Officer of the Trust.

34

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

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Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2022, through July 31, 2022.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 2/1/22	Actual Ending Account Value 7/31/22	Hypothetical Ending Account Value 7/31/22	Actual Expenses Paid During Period 2/1/22- 7/31/22*	Hypothetical Expenses Paid During Period 2/1/22- 7/31/22*	Annualized Expense Ratio During Period 2/1/22- 7/31/22
Fund Shares	$1,000.00	$925.40	$1,020.73	$3.91	$4.11	0.82%
Institutional Shares**	1,000.00	930.00	1,020.63	4.02	4.21	0.84%
Class A	1,000.00	925.50	1,020.78	3.87	4.06	0.81%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

**  The expense ratio for the six-month period could potentially change due to performance fee adjustments.

35

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended July 31, 2022, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2023.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2022 (amounts in thousands):

Dividends Received Deduction (corporate shareholders)	Qualified Dividend Income (non-corporate shareholders)	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions
62%	71%	$51,559	$162,639

36

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short- and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Fund's Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 11, 2022, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a highly liquid investment minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

37

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
www.vcm.com	(800) 235-8396

23431-0922

JULY 31, 2022

Annual Report

USAA Income Stock Fund

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Managers' Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	18
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	29
Supplemental Information (Unaudited)	30
Trustees' and Officers' Information	30
Proxy Voting and Portfolio Holdings Information	36
Expense Examples	36
Additional Federal Income Tax Information	37
Liquidity Risk Management Program	38
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE • INVESTMENTS INVOLVE RISK •  PRINCIPAL LOSS IS POSSIBLE

1

(Unaudited)

Dear Shareholder,

It certainly has been an interesting — make that challenging — year for investors. If anything, our most recent annual reporting period ended July 31, 2022 reminded us of two enduring realities: 1) financial markets are dynamic and apt to change abruptly; 2) it's vitally important that we remain calm and rational whenever faced with those inevitable bouts of turmoil.

Consider what the past year has dealt us. The latter half of 2021 was largely constructive for financial markets, with record corporate earnings, ample liquidity in markets, and investors largely embracing risk assets. But as the calendar year turned, the script flipped. Almost overnight investor sentiment turned negative. There were many culprits. Inflation data was running persistently hotter than expected, with some of the highest readings in decades. Even the U.S. Federal Reserve (the "Fed") stopped calling inflation "transitory" and pivoted to a restrictive monetary policy. The Fed is now singularly focused on inflation and has embarked on a new aggressive rate-hike cycle. On top of all that, a terrible war began (and continues) in Eastern Europe, which fueled rising energy prices and slowed global growth.

These issues, among other factors, have ratcheted up market volatility in both stock and bond markets. Many broad market stock indices pulled back substantially during the first half of 2022 and even entered "bear market" territory in June, which is typically considered a 20% pullback from the most recent highs. Meanwhile, fixed income investors were also dealing with elevated volatility, and wide swaths of the bond market struggled in the face of rising interest rates. For a short while, bonds were not acting as their traditional counterbalance to equities, and that further troubled investors.

Just as quickly the script flipped again as our annual reporting period was drawing to a close. Risk was back on and investors seemingly went bargain hunting in July. Most equity indexes bounced back smartly — not fully recovering losses since the beginning of the calendar year but still making sharp moves higher.

Throughout the ups and downs of the past annual reporting period, there have been interesting subplots playing out within the broader market as different investment styles and sectors took turns in leadership positions. For example, it was interesting to watch crypto assets captivate investors through the earlier part of our annual reporting period, only to see them fall out of favor as sentiment soured. Ironically, those "less-exciting" assets, such as utilities and even money market funds, have been among the better performing throughout 2022. Indeed, things really can change markedly, and if anything, this underscores the importance of diversification.

Looking at the numbers we see that the S&P 500® Index, the bell-weather proxy for our domestic stock market, had an annual total return of -4.64% for the 12-month period ended July 31, 2022. Over this same annual period, the yield on the 10-Year U.S. Treasury jumped 143 basis points (a basis point is 1/100th of a percentage point), thanks largely to the Fed's policy shift and several aggressive rate hikes. At the end of our reporting period, the yield on the 10-Year U.S. Treasury finished at 2.67%.

2

Given the volatile market environment of the past year, it's comforting that we can draw on our experience managing portfolios through all market environments. This has taught us to remain calm in the face of turmoil. It's imperative that investors do the same, as opposed to chasing short-term trends and acting emotionally. It is our view that a long-term plan, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerances are some of the key ingredients for staying the course and progressing on investment goals.

As ever, there will be challenges ahead. The Fed has declared its intent to continue raising rates even as some elevated inflation readings begin to decline. Labor shortages, ongoing supply chain issues, elevated energy prices, and the Russia-Ukraine war are among the headwinds investors continue to navigate. There's even been some chatter about a possible recession in 2023.

Although no one can definitively predict what markets will do in the future, we can assure you that the investment professionals at all our independent franchises continually monitor the environment and work hard to position portfolios opportunistically no matter what the markets bring.

On the following pages, you will find information relating to your USAA® Mutual Fund, brought to you by Victory Capital. If you have any questions regarding the current market dynamics or your specific portfolio or investment plan, we encourage you to contact our representatives. Call (800) 235-8396 or visit our website at www.vcm.com.

From all of us here at Victory Capital, thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

3

USAA Income Stock Fund

Managers' Commentary

(Unaudited)

•  What were the market conditions during the reporting period?

Financial markets produced broadly flat returns during the early part of the annual reporting period ended July 31, 2022. Conditions were initially supportive in August thanks to positive economic data and continued strength in corporate earnings. The picture changed in September, however, as investors began to focus on risk factors such as supply-chain disruptions and rising inflation. In addition, the U.S. Federal Reserve (the "Fed") indicated it may begin tapering its stimulative quantitative easing policy — a development investors took as an indication that the first interest-rate increases may be on the way in 2022. News flow from overseas also took a negative turn in September, with the emergence of energy shortages in Europe and worries that the debt problems of Chinese property developer Evergrande could have a broader, systemic effect on China's economy.

Despite a number of headwinds to sentiment, U.S. equities posted solid gains in the fourth quarter of 2021 as reflected in the 11.03% return for the bellwether S&P 500® Index. The markets faced a shift in Fed policy as persistent inflation, driven by supply chain issues and rising commodity prices, led the central bank to announce, and subsequently accelerate, the tapering of its bond purchases that have helped keep longer-term borrowing costs low. In addition, the Fed began to signal the likelihood of two or more hikes in its benchmark overnight lending rate in 2022, representing a moving forward of the prior timetable. Prolonged negotiations over President Biden's Build Back Better spending bill put into question a source of anticipated fiscal stimulus. Finally, investors had to contend with the rapid emergence and spread of the Omicron variant of COVID-19, which threatened a new wave of lockdowns. Nonetheless, most major U.S. equity indices closed 2021 at or near all-time highs, supported by robust corporate profits and investor inflows given fixed income yields that remained unattractive.

The Russian invasion of Ukraine in February of 2022 added significant volatility to both equity and bond markets that were already concerned with elevated levels of inflation, a hawkish Fed and rising interest rates. In the first quarter of 2022, the combination of widening credit spreads and rising interest rates led to the worst quarter for the Bloomberg U.S. Aggregate Bond Index in 40 years. Equity markets did not fare any better as the bellwether S&P 500® also posted a negative return during the quarter. With the Fed now embarking on a tightening cycle, the markets remained focused on the Fed and whether it can engineer a soft landing amidst the highest inflation readings in 40 years.

The second quarter of 2022 saw continued pressure on stocks and bonds. The Fed's hawkish pivot, which started in the fourth quarter of 2021, continued to put pressure on equity valuation multiples, especially for long-duration growth stocks. With inflation readings hitting four-decade highs, the Fed now faced an increasingly difficult task of implementing policy strong enough to tame inflation and provide a "soft landing" for the economy, while not being too aggressive and tilting the economy into recession. This risk contributed to the heightened stock market volatility, in addition to mounting COVID-related lockdowns in China, rising oil prices, and the ongoing conflict between Russia and the Ukraine.

4

USAA Income Stock Fund

Managers' Commentary (continued)

In May the Fed raised rates by 50 basis points (a basis point is 1/100th of a percentage point) and by an additional 75 basis points in both June and July to combat inflation. Stocks and bonds began to rally in mid-June and continued to move higher through the end of the reporting period in July. Factors contributing to the rally included declining oil prices, economic data that was generally supportive of the underlying strength of the economy, and second quarter earnings season that was better than feared. The yield on the 10-Year U.S. Treasury Note declined almost 100 basis points over this period, inverting the yield curve, and reflecting a near-term shift in sentiment that the Fed might not need to be quite as aggressive as initially feared.

•  How did the USAA Income Stock Fund (the "Fund") perform during the reporting period?

The Fund has two share classes: Fund Shares and Institutional Shares. For the reporting period ended July 31, 2022, the Fund Shares and Institutional Shares had a total return of 2.75% and 2.77%, respectively. This compares to returns of -1.43% for the Russell 1000® Value Index (the "Index") and 1.04% for the Lipper Equity Income Funds Index.

•  What strategies did you employ during the reporting period?

For the reporting period, the Fund outperformed the Index as stock selection was the main contributor to performance while sector allocations had a negative effect. In terms of allocation, an underweight position in energy and overweight to information technology hurt performance, while an underweight to communication services helped. Stock selection within utilities detracted from performance while stock selection in health care and information technology were positive contributors.

Thank you for allowing us to assist you with your investment needs.

5

USAA Income Stock Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended July 31, 2022

	Fund Shares	Institutional Shares
INCEPTION DATE	5/4/87	8/1/08
	Net Asset Value	Net Asset Value	Russell 1000® Value Index[1]	Lipper Equity Income Funds Index[2]
One Year	2.75%	2.77%	–1.43%	1.04%
Five Year	8.82%	8.85%	8.26%	9.37%
Ten Year	10.63%	10.68%	11.10%	10.80%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Income Stock Fund — Growth of $10,000

1The Russell 1000® Value Index is made up of about 1,000 of the largest companies in the U.S. equity market. It represents top companies by market capitalization. It's made up of about 90% of the total market capitalization of all U.S. stocks. It is not possible to invest directly in an index. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The Lipper Equity Income Funds Index tracks the total return performance of funds within the Lipper Equity Income Funds category. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

6

USAA Mutual Funds Trust USAA Income Stock Fund	July 31, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks current income with the prospect of increasing dividend income and the potential for capital appreciation.

Top 10 Equity Holdings*:

July 31, 2022

(% of Net Assets)

Exxon Mobil Corp.	2.6%
Johnson & Johnson	2.5%
Chevron Corp.	2.2%
UnitedHealth Group, Inc.	2.0%
Cisco Systems, Inc.	1.8%
The Procter & Gamble Co.	1.7%
Microsoft Corp.	1.6%
Verizon Communications, Inc.	1.6%
Merck & Co., Inc.	1.5%
The Southern Co.	1.5%

Sector Allocation*

July 31, 2022

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

USAA Mutual Funds Trust USAA Income Stock Fund	Schedule of Portfolio Investments July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (99.6%)
Communication Services (5.5%):
AT&T, Inc.	926,632	$17,402
Comcast Corp. Class A	391,665	14,695
Fox Corp. Class A	214,091	7,089
Omnicom Group, Inc.	318,216	22,224
Sirius XM Holdings, Inc. (a)	3,417,670	22,830
The Interpublic Group of Cos., Inc.	686,410	20,503
Verizon Communications, Inc.	901,474	41,639
		146,382
Consumer Discretionary (7.1%):
Best Buy Co., Inc.	283,204	21,804
Garmin Ltd.	40,694	3,973
Genuine Parts Co.	60,820	9,298
H&R Block, Inc.	496,333	19,833
Lennar Corp. Class A	89,418	7,600
Lowe's Cos., Inc.	130,086	24,916
McDonald's Corp.	68,495	18,040
PulteGroup, Inc.	164,964	7,196
Target Corp.	123,157	20,121
The Home Depot, Inc.	35,197	10,592
Toll Brothers, Inc.	101,299	4,982
Whirlpool Corp.	36,332	6,281
Williams-Sonoma, Inc.	52,149	7,531
Yum! Brands, Inc.	162,247	19,881
		182,048
Consumer Staples (8.3%):
Altria Group, Inc.	726,653	31,871
Colgate-Palmolive Co.	162,502	12,795
Costco Wholesale Corp.	23,967	12,973
General Mills, Inc.	84,245	6,301
Kimberly-Clark Corp.	69,141	9,112
PepsiCo, Inc.	86,176	15,078
Philip Morris International, Inc.	317,486	30,844
The Coca-Cola Co.	160,548	10,302
The Hershey Co.	33,800	7,705
The J.M. Smucker Co.	18,270	2,417
The Procter & Gamble Co.	318,530	44,248
Tyson Foods, Inc. Class A	117,688	10,358
Walgreens Boots Alliance, Inc.	206,012	8,162
Walmart, Inc.	113,818	15,030
		217,196
Energy (6.8%):
Chevron Corp.	348,661	57,104
Coterra Energy, Inc.	89,210	2,729
Devon Energy Corp.	340,735	21,415

See notes to financial statements.

8

USAA Mutual Funds Trust USAA Income Stock Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
EOG Resources, Inc.	291,162	$32,383
Exxon Mobil Corp.	698,575	67,712
		181,343
Financials (16.6%):
Aflac, Inc.	226,138	12,958
American Express Co.	83,278	12,826
American Financial Group, Inc.	76,815	10,269
Ameriprise Financial, Inc.	101,879	27,500
Annaly Capital Management, Inc.	2,187,186	15,048
Bank of America Corp.	83,956	2,839
Capital One Financial Corp.	33,823	3,715
Comerica, Inc.	255,111	19,840
Discover Financial Services	97,801	9,878
East West Bancorp, Inc.	50,679	3,638
Everest Re Group Ltd.	25,688	6,714
FactSet Research Systems, Inc.	14,741	6,334
Fidelity National Financial, Inc.	509,609	20,363
Fifth Third Bancorp	422,717	14,423
First American Financial Corp.	78,445	4,550
Jefferies Financial Group, Inc.	525,645	17,120
JPMorgan Chase & Co.	129,922	14,988
KeyCorp	887,333	16,238
M&T Bank Corp.	47,334	8,399
Marsh & McLennan Cos., Inc.	52,974	8,686
Morgan Stanley	103,964	8,764
Popular, Inc.	65,561	5,092
Principal Financial Group, Inc.	239,028	16,000
Prudential Financial, Inc.	153,662	15,364
Regions Financial Corp.	1,557,439	32,986
Synchrony Financial	591,458	19,802
Synovus Financial Corp.	120,266	4,856
T. Rowe Price Group, Inc.	117,520	14,510
The Allstate Corp.	24,707	2,890
The Goldman Sachs Group, Inc.	63,743	21,251
The Hanover Insurance Group, Inc.	56,661	7,733
The Hartford Financial Services Group, Inc.	188,221	12,135
The Travelers Cos., Inc.	46,505	7,380
U.S. Bancorp	376,233	17,758
Zions Bancorp NA	139,167	7,592
		430,439
Health Care (17.8%):
Abbott Laboratories	104,685	11,394
AbbVie, Inc.	200,322	28,748
AmerisourceBergen Corp.	41,413	6,043
Amgen, Inc.	147,632	36,535
Bristol-Myers Squibb Co.	242,729	17,909
Cardinal Health, Inc.	258,067	15,370
Chemed Corp.	18,013	8,666
Cigna Corp.	36,850	10,147

See notes to financial statements.

9

USAA Mutual Funds Trust USAA Income Stock Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
CVS Health Corp.	215,753	$20,643
Elevance Health, Inc.	35,765	17,063
Eli Lilly & Co.	71,037	23,420
Gilead Sciences, Inc.	454,608	27,163
Johnson & Johnson	375,190	65,477
McKesson Corp.	30,370	10,374
Merck & Co., Inc.	442,639	39,545
Pfizer, Inc.	568,872	28,734
Quest Diagnostics, Inc.	89,228	12,186
Thermo Fisher Scientific, Inc.	34,664	20,743
UnitedHealth Group, Inc.	97,691	52,983
West Pharmaceutical Services, Inc.	23,370	8,029
Zoetis, Inc.	58,996	10,770
		471,942
Industrials (11.7%):
3M Co.	135,392	19,394
Cintas Corp.	51,395	21,868
CSX Corp.	255,061	8,246
Cummins, Inc.	39,473	8,736
Emerson Electric Co.	127,572	11,490
Fastenal Co.	498,392	25,598
General Dynamics Corp.	83,325	18,887
Huntington Ingalls Industries, Inc.	35,899	7,784
Illinois Tool Works, Inc.	61,688	12,816
Knight-Swift Transportation Holdings, Inc.	54,668	3,004
Lennox International, Inc.	22,954	5,498
Lockheed Martin Corp.	76,636	31,714
ManpowerGroup, Inc.	100,528	7,882
Masco Corp.	427,970	23,701
Northrop Grumman Corp.	26,409	12,647
Owens Corning	55,090	5,109
Republic Services, Inc.	70,678	9,800
Robert Half International, Inc.	225,167	17,820
Snap-on, Inc.	27,589	6,181
Union Pacific Corp.	85,452	19,423
United Parcel Service, Inc. Class B	111,191	21,670
W.W. Grainger, Inc.	16,178	8,793
		308,061
Information Technology (12.1%):
Accenture PLC Class A	75,345	23,075
Apple, Inc.	208,554	33,893
Automatic Data Processing, Inc.	38,153	9,199
Cisco Systems, Inc.	1,025,071	46,508
Hewlett Packard Enterprise Co.	517,225	7,365
HP, Inc.	535,404	17,877
Intel Corp.	621,898	22,581
International Business Machines Corp.	123,358	16,134
Juniper Networks, Inc.	239,027	6,700
Microsoft Corp.	152,925	42,932

See notes to financial statements.

10

USAA Mutual Funds Trust USAA Income Stock Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Motorola Solutions, Inc.	47,338	$11,294
NetApp, Inc.	226,091	16,127
Paychex, Inc.	99,492	12,763
QUALCOMM, Inc.	134,631	19,530
Texas Instruments, Inc.	159,949	28,613
The Western Union Co.	176,012	2,996
		317,587
Materials (3.1%):
Avery Dennison Corp.	26,059	4,963
CF Industries Holdings, Inc.	153,336	14,642
LyondellBasell Industries NV Class A	253,028	22,550
Nucor Corp.	51,966	7,056
Packaging Corp. of America	115,094	16,184
Reliance Steel & Aluminum Co.	32,092	6,106
Steel Dynamics, Inc.	50,191	3,909
The Sherwin-Williams Co.	19,979	4,834
		80,244
Real Estate (5.1%):
AvalonBay Communities, Inc.	47,254	10,110
Boston Properties, Inc.	112,055	10,215
Digital Realty Trust, Inc.	71,992	9,535
Equity Residential	92,392	7,243
Essex Property Trust, Inc.	25,817	7,397
National Retail Properties, Inc.	120,758	5,749
Prologis, Inc.	96,132	12,743
Realty Income Corp.	211,273	15,632
Regency Centers Corp.	62,035	3,997
Ventas, Inc.	165,613	8,907
VICI Properties, Inc.	938,515	32,088
Welltower, Inc.	132,572	11,446
		135,062
Utilities (5.5%):
Constellation Energy Corp.	54,943	3,632
Duke Energy Corp.	113,044	12,427
Evergy, Inc.	389,370	26,578
NRG Energy, Inc.	381,045	14,384
OGE Energy Corp.	217,169	8,921
Public Service Enterprise Group, Inc.	200,234	13,150
Sempra Energy	75,840	12,574
The Southern Co.	502,331	38,625
UGI Corp.	330,712	14,274
		144,565
Total Common Stocks (Cost $2,195,379)		2,614,869

See notes to financial statements.

11

USAA Mutual Funds Trust USAA Income Stock Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Collateral for Securities Loaned (0.9%)^
HSBC U.S. Government Money Market Fund, I Shares, 2.15% (b)	23,286,052	$23,286
Total Collateral for Securities Loaned (Cost $23,286)		23,286
Total Investments (Cost $2,218,665) — 100.5%		2,638,155
Liabilities in excess of other assets — (0.5)%		(13,873)
NET ASSETS — 100.00%		$2,624,282

^  Purchased with cash collateral from securities on loan.

(a)  All or a portion of this security is on loan.

(b)  Rate disclosed is the daily yield on July 31, 2022.

PLC — Public Limited Company

See notes to financial statements.

12

USAA Mutual Funds Trust	Statement of Assets and Liabilities July 31, 2022

(Amounts in Thousands, Except Per Share Amounts)

	USAA Income Stock Fund
Assets:
Investments, at value (Cost $2,218,665)	$2,638,155	(a)
Cash	7,690
Receivables:
Interest and dividends	3,648
Capital shares issued	308
Reclaims	454
From Adviser	12
Prepaid expenses	28
Total Assets	2,650,295
Liabilities:
Payables:
Collateral received on loaned securities	23,286
Capital shares redeemed	1,095
Accrued expenses and other payables:
Investment advisory fees	1,075
Administration fees	283
Custodian fees	20
Transfer agent fees	166
Compliance fees	2
Trustees' fees	2
Other accrued expenses	84
Total Liabilities	26,013
Net Assets:
Capital	2,020,532
Total accumulated earnings/(loss)	603,750
Net Assets	$2,624,282
Net Assets
Fund Shares	$1,670,838
Institutional Shares	953,444
Total	$2,624,282
Shares (unlimited number of shares authorized with no par value):
Fund Shares	89,095
Institutional Shares	50,922
Total	140,017
Net asset value, offering and redemption price per share: (b)
Fund Shares	$18.75
Institutional Shares	18.72

(a)  Includes $22,602 thousand of securities on loan.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

13

USAA Mutual Funds Trust	Statement of Operations For the Year Ended July 31, 2022

(Amounts in Thousands)

USAA Income Stock Fund
Investment Income:
Dividends	$76,433
Interest	6
Securities lending (net of fees)	469
Foreign tax withholding	(7)
Total Income	76,901
Expenses:
Investment advisory fees	13,085
Administration fees — Fund Shares	2,601
Administration fees — Institutional Shares	1,080
Administration fees — R6 Shares (a)	— (b)
Sub-Administration fees	24
Custodian fees	122
Transfer agent fees — Fund Shares	1,020
Transfer agent fees — Institutional Shares	1,080
Transfer agent fees — R6 Shares (a)	— (b)
Trustees' fees	49
Compliance fees	21
Legal and audit fees	79
State registration and filing fees	67
Interfund lending fees	1
Other expenses	274
Total Expenses	19,503
Expenses waived/reimbursed by Adviser	(47)
Net Expenses	19,456
Net Investment Income (Loss)	57,445
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	255,926
Net change in unrealized appreciation/depreciation on investment securities	(234,853)
Net realized/unrealized gains (losses) on investments	21,073
Change in net assets resulting from operations	$78,518

(a)  R6 Shares activity is for the period August 1, 2021 to February 28, 2022 (date of termination).

(b)  Rounds to less than $1 thousand.

See notes to financial statements.

14

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Income Stock Fund
	Year Ended July 31, 2022		Year Ended July 31, 2021
From Investments:
Operations:
Net Investment Income (Loss)	$57,445		$51,269
Net realized gains (losses)	255,926		268,859
Net change in unrealized appreciation/depreciation	(234,853)		400,765
Change in net assets resulting from operations	78,518		720,893
Distributions to Shareholders:
Fund Shares	(173,892)		(30,164)
Institutional Shares	(115,113)		(20,309)
R6 Shares	(3	)(a)	(82)
Change in net assets resulting from distributions to shareholders	(289,008)		(50,555)
Change in net assets resulting from capital transactions	15,459		(371,084)
Change in net assets	(195,031)		299,254
Net Assets:
Beginning of period	2,819,313		2,520,059
End of period	$2,624,282		$2,819,313

(a)  R6 Shares activity is for the period August 1, 2021 to February 28, 2022 (date of termination).

(continues on next page)

See notes to financial statements.

15

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	USAA Income Stock Fund
	Year Ended July 31, 2022		Year Ended July 31, 2021
Capital Transactions:
Fund Shares
Proceeds from shares issued	$83,412		$78,038
Distributions reinvested	168,003		28,973
Cost of shares redeemed	(196,041)		(248,698)
Total Fund Shares	$55,374		$(141,687)
Institutional Shares
Proceeds from shares issued	$238,151		$31,528
Distributions reinvested	115,011		20,293
Cost of shares redeemed	(393,052)		(271,821)
Total Institutional Shares	$(39,890)		$(220,000)
R6 Shares
Proceeds from shares issued	$3	(a)	$31
Distributions reinvested	3	(a)	6
Cost of shares redeemed	(31	)(a)	(9,434)
Total R6 Shares	$(25)		$(9,397)
Change in net assets resulting from capital transactions	$15,459		$(371,084)
Share Transactions:
Fund Shares
Issued	4,240		4,259
Reinvested	8,564		1,633
Redeemed	(9,964)		(13,926)
Total Fund Shares	2,840		(8,034)
Institutional Shares
Issued	11,749		1,763
Reinvested	5,867		1,148
Redeemed	(20,215)		(14,897)
Total Institutional Shares	(2,599)		(11,986)
R6 Shares
Issued	—	(a)(b)	2
Reinvested	—	(a)(b)	— (b)
Redeemed	(1	)(a)	(529)
Total R6 Shares	(1)		(527)
Change in Shares	240		(20,547)

(a)  R6 Shares activity is for period August 1, 2021 to February 28, 2022 (date of termination).

(b)  Rounds to less than 1 thousand shares.

See notes to financial statements.

16

This page is intentionally left blank.

17

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses)	Total from Investment Activities	Net Investment Income	Net Realized Gains From Investments
USAA Income Stock Fund
Fund Shares
Year Ended July 31: 2022	$20.18	0.40	(f)	0.21	0.61	(0.43)	(1.61)
2021	$15.73	0.34	(f)	4.45	4.79	(0.33)	(0.01)
2020	$19.78	0.40	(f)	(0.87)	(0.47)	(0.36)	(3.22)
2019	$20.24	0.43		0.70	1.13	(0.44)	(1.15)
2018	$19.68	0.40		1.74	2.14	(0.40)	(1.18)
Institutional Shares
Year Ended July 31: 2022	$20.15	0.40	(f)	0.21	0.61	(0.43)	(1.61)
2021	$15.71	0.34	(f)	4.44	4.78	(0.33)	(0.01)
2020	$19.76	0.40	(f)	(0.86)	(0.46)	(0.37)	(3.22)
2019	$20.22	0.43		0.70	1.13	(0.44)	(1.15)
2018	$19.66	0.41		1.73	2.14	(0.40)	(1.18)

(a)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

(b)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019 and in effect through November 30, 2023, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 5 of the accompanying Notes to Financial Statements.

(c)  Does not include acquired fund fees and expenses, if any.

(d)  From the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(f)  Per share net investment income (loss) has been calculated using the average daily shares method.

(g)  Reflects increased trading activity due to current year transition or asset allocation shift.

(h)  Reflects total annual operating expenses of the shares before reductions of any expenses paid indirectly. The shares' expenses paid indirectly decreased the expense ratio by less than 0.01%.

See notes to financial statements.

18

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets					Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Expenses(b)(c)(d)		Net Investment Income (Loss)	Gross Expenses(c)		Net Assets, End of Period (000's)	Portfolio Turnover(e)
USAA Income Stock Fund
Fund Shares
Year Ended July 31: 2022	(2.04)	$18.75	2.75%	0.70%		2.04%	0.70%		$1,670,838	50%
2021	(0.34)	$20.18	30.75%	0.70%		1.90%	0.70%		$1,740,731	53%
2020	(3.58)	$15.73	(3.84)%	0.74%		2.31%	0.74%		$1,482,959	64%
2019	(1.59)	$19.78	6.26%	0.75%		2.44%	0.75%		$1,707,034	86	%(g)
2018	(1.58)	$20.24	11.16%	0.76	%(h)	2.19%	0.76	%(h)	$1,713,558	23%
Institutional Shares
Year Ended July 31: 2022	(2.04)	$18.72	2.77%	0.68%		2.05%	0.69%		$953,444	50%
2021	(0.34)	$20.15	30.75%	0.68%		1.91%	0.69%		$1,078,555	53%
2020	(3.59)	$15.71	(3.81)%	0.72%		2.34%	0.72%		$1,028,803	64%
2019	(1.59)	$19.76	6.30%	0.73%		2.47%	0.73%		$1,088,446	86	%(g)
2018	(1.58)	$20.22	11.21%	0.72	%(h)	2.22%	0.72	%(h)	$1,034,842	23%
See notes to financial statements.

19

USAA Mutual Funds Trust	Notes to Financial Statements July 31, 2022

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 45 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Income Stock Fund (the "Fund"). The Fund offers two classes of shares: Fund Shares and Institutional Shares. Effective February 28, 2022, the R6 Shares were liquidated. The Fund is classified as diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges, except with respect to fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

Victory Capital Management Inc. ("VCM" or the "Adviser") has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees' (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

20

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies, other than ETFs, are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of July 31, 2022, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Common Stocks	$2,614,869	$—	$—	$2,614,869
Collateral for Securities Loaned	23,286	—	—	23,286
Total	$2,638,155	$—	$—	$2,638,155

For the year ended July 31, 2022, there were no transfers into/out of Level 3.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

Investment Companies:

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Withholding taxes on interest, dividends, and gains as a result of certain investments by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

21

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

Securities Lending:

The Fund, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Fund's Schedule of Portfolio Investments. The Fund effectively does not have control of the non-cash collateral and therefore it is not disclosed on the Fund's Schedule of Portfolio Investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or repledged, except to satisfy borrower default.

The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of July 31, 2022.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$22,602	$—	$23,286

Foreign Taxes:

The Fund may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

Federal Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of July 31.

For the year ended July 31, 2022, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

22

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, and printing fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended July 31, 2022, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$1,390,912	$1,601,672

4. Affiliated Fund Ownership:

The Fund offers its shares for investment by other USAA Mutual Funds. The fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control, and the affiliated fund-of-funds' annual and semi-annual reports may be viewed at www.vcm.com. As of July 31, 2022, certain fund-of-funds owned a percentage of total outstanding shares of the Fund as follows:

Affiliated USAA Mutual Funds	Ownership %
USAA Cornerstone Conservative Fund	0.1
USAA Cornerstone Equity Fund	0.3
USAA Target Retirement Income Fund	0.2
USAA Target Retirement 2030 Fund	0.6
USAA Target Retirement 2040 Fund	0.9
USAA Target Retirement 2050 Fund	0.6
USAA Target Retirement 2060 Fund	0.1

5. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.50% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the year ended July 31, 2022, are reflected on the Statement of Operations as Investment advisory fees.

The performance adjustment for each share class is accrued daily and calculated monthly by comparing the respective class' performance to that of the Lipper Equity Income Funds Index. The Lipper Equity Income Funds Index tracks the total return performance of the largest funds within the Lipper Equity Income Funds category.

23

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

The performance period for each share class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)
+/- 100 to 400	+/- 4
+/- 401 to 700	+/- 5
+/- 701 and greater	+/- 6

(a) Based on the difference between the average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of the respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Equity Income Funds Index over that period, even if the class has overall negative returns during the performance period.

For the period August 1, 2021, to July 31, 2022, performance adjustments were $(599) and $(386) for Fund Shares and Institutional Shares in thousands, respectively. Performance adjustments were less than (0.03)% and (0.04)% for Fund Shares and Institutional Shares respectively. For the period August 1, 2021 to February 28, 2022, performance adjustments were less than $1 thousand for R6 Shares. Performance adjustments were less than 0.01% for R6 Shares. The performance adjustment rate included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36 month performance periods.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019, permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended July 31, 2022, the Fund had no subadvisers.

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.15%, 0.10% and 0.05%, which is based on the Fund's average daily net assets of the Fund Shares, Institutional Shares, and R6 Shares, respectively. Amounts incurred for the year ended July 31, 2022, are reflected on the Statement of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended July 31, 2022, are reflected on the Statement of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of

24

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the year ended July 31, 2022, are reflected on the Statement of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent fees for Institutional Shares and R6 Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% and 0.01%, respectively, of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the year ended July 31, 2022, are reflected on the Statement of Operations as Transfer agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust and receives no fee or other compensation for these services.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended July 31, 2022, are reflected on the Statement of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least November 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limits for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Performance adjustments, acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of July 31, 2022, the expense limits (excluding voluntary waivers) were 0.76% and 0.72% for Fund Shares and Institutional Shares, respectively.

Under the terms of the expense limitation agreement, as amended June 29, 2022, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount.

As of July 31, 2022, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayments are not probable at July 31, 2022.

Expires 2023	Expires 2024	Expires 2025	Total
$14	$38	$33	$85

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not

25

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended July 31, 2022.

Certain officers and/or interested trustees of the Fund are also officers and/ or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

6. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

Equity Risk — The values of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general market, economic and political conditions and other factors. A company's earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or may last for extended periods.

Financials Sectors Risk — The Fund's investments in companies within the financials sector means that market or economic factors impacting that sector could have a significant effect on the value of the Fund's investments and could make the Fund's performance more volatile. Financial companies, such as retail and commercial banks, insurance companies, and financial services companies, are especially subject to the adverse effects of economic recession, currency exchange rates, extensive government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets, industries or products (such as commercial and residential real estate loans), and competition from new entrants in their fields of business.

7. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 27, 2022, with a termination date of June 26, 2023. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended July 31, 2022, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the commitment fees plus any interest on amounts borrowed. For the period from August 1, 2021, through June 27, 2022, interest was based on the one-month London Interbank Offered Rate ("LIBOR") plus one percent. Effective with the renewal, for the period June 28, 2022, through July 31, 2022, interest was based on the one-month Secured Overnight Financing Rate (SOFR) plus 1.10 percent. Interest charged to the

26

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

Fund during the period, if applicable, is reflected on the Statement of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended July 31, 2022.

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending.

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the year ended July 31, 2022, were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at July 31, 2022	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$3,326	8	0.93%	$7,169

*  Based on the number of days borrowings were outstanding for the year ended July 31, 2022.

8. Federal Income Tax Information:

The Fund intends to distribute any net investment income quarterly. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of July 31, 2022, on the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows (amounts in thousands):

Total Accumulated Earnings/(Loss)	Capital
$(20,515)	$20,515

27

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Year Ended July 31, 2022			Year Ended July 31, 2021
Distributions Paid From			Distributions Paid From
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Total Distributions Paid
$82,964	$206,044	$289,008	$50,555	$50,555

As of July 31, 2022, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$21,121	$164,369	$185,490	$418,260	$603,750

*  The difference between the book-basis and tax-basis of unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

As of July 31, 2022, the Fund had no capital loss carryforwards for federal income tax purposes.

As of July 31, 2022, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$2,219,895	$495,604	$(77,344)	$418,260

28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Income Stock Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Income Stock Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of July 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at July 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2022, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
September 28, 2022

29

USAA Mutual Funds Trust	Supplemental Information July 31, 2022

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, their positions with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 45 portfolios in the Trust. Each Trustee's address is c/o Fund Administration, 15935 La Cantera Pkwy, San Antonio, TX 78256.

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Retired.	45	Westhab, Inc., New York Theological Seminary, American Filtration Corp.
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Retired.	45	None

30

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (6/17-6/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-03/21); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Chairman of Board of AMCO (04/13-06/19); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management Company) (09/09-03/21); Chairman of Board of ISCO (04/13-12/20); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Chairman of Board of SAS (04/13-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-03/21); Director and Vice Chairman of FPS (12/13-03/21); President and Director of USAA Investment Corporation (ICORP) (03/10-03/21); Chairman of Board of ICORP (12/13-03/21); Director of USAA Financial Advisors, Inc. (FAI) (12/13-03/21); Chairman of Board of FAI (3/15-03/21).

				45	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Retired.	45	None

31

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-08/19), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present).	45	Terran Orbital Corp., American Made Filtration Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	45	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	45	Guardian Variable Products Trust (16 series)

Effective at the close of business on December 31, 2021, Robert L. Mason, Ph.D., retired from the Board of Trustees.

32

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustee
David C. Brown (May 1972)	Trustee	Trustee since July 2019

Chairman and Chief Executive Officer (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019-present).

				45 portfolios within the Trust; 40 portfolios within the Victory Portfolios, 25 series within the Victory Portfolios II, and 6 series within the Victory Variable Insurance Funds	None

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

33

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Officers:

The officers of the Trust, their date of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Officers of the Trust
Christopher K. Dyer (February 1962)	President	July 2019

Director of Mutual Fund Administration, Victory Capital Management Inc. (2004-present). Chief Operating Officer, Victory Capital Services, Inc. (2020-present). Vice President, Victory Capital Transfer Agency, Inc. (2019-present).

Scott Stahorsky (July 1969)	Vice President	July 2019	Manager, Fund Administration, Victory Capital Management Inc. (2015-present).
Thomas Dusenberry (July 1977)	Secretary	June 2022

Manager, Fund Administration, Victory Capital Management Inc. (since 2022); Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream, MLP Fund, and Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020-2022); Director of Fund Operations, Salient Partners (2016-2019).

James K. De Vries (April 1969)	Treasurer	March 2018

Executive Director, Victory Capital Management Inc. (7/1/19-present); Executive Director, Investment and Financial Administration, USAA (2012-6/30/19); Assistant Treasurer, USAA Mutual Funds Trust (2013-2018). Mr. De Vries also serves as the Funds' Principal Financial Officer.

Allan Shaer (March 1965)	Assistant Treasurer	July 2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (2016-present); Vice President, Mutual Fund Administration, JP Morgan Chase Bank (2011-2016).
Carol D. Trevino (October 1965)	Assistant Treasurer	September 2018	Director, Accounting and Finance, Victory Capital Management Inc. (7/1/19-present); Accounting/ Financial Director, USAA (12/13-6/30/19).
Charles Booth (April 1960)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, City Fund Services Ohio, Inc. (2007-present).

34

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Sean Fox (September 1976)	Chief Compliance Officer	June 2022	Deputy Chief Compliance Officer (July 2021-June 2022), Senior Compliance Officer, the Adviser (2019-2021), Compliance Officer, the Adviser (2015-2019).

  Effective at the close of business on April 27, 2022, Erin Wagner resigned as the Secretary of the Trust.

  Effective at the close of business on June 10, 2022, Colin Kinney resigned as the Chief Compliance Officer of the Trust.

35

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2022, through July 31, 2022.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 2/1/22	Actual Ending Account Value 7/31/22	Hypothetical Ending Account Value 7/31/22	Actual Expenses Paid During Period 2/1/22-7/31/22*	Hypothetical Expenses Paid During Period 2/1/22-7/31/22*	Annualized Expense Ratio During Period 2/1/22-7/31/22
Fund Shares	$1,000.00	$972.80	$1,021.37	$3.38	$3.46	0.69%
Institutional Shares	1,000.00	973.30	1,021.42	3.33	3.41	0.68%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

36

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended July 31, 2022, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2023.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2022 (amounts in thousands):

Dividends Received Deduction (corporate shareholders)	Qualified Dividend Income (non-corporate shareholders)	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions
74%	86%	$23,647	$224,429

37

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short- and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Fund's Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 11, 2022, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a highly liquid investment minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

38

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
www.vcm.com	(800) 235-8396

23421-0922

JULY 31, 2022

Annual Report

USAA Science & Technology Fund

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Managers' Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	16
Statement of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	20
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	32
Supplemental Information (Unaudited)	33
Trustees' and Officers' Information	33
Proxy Voting and Portfolio Holdings Information	39
Expense Examples	39
Additional Federal Income Tax Information	40
Liquidity Risk Management Program	41
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE • INVESTMENTS INVOLVE RISK •  PRINCIPAL LOSS IS POSSIBLE

1

(Unaudited)

Dear Shareholder,

It certainly has been an interesting — make that challenging — year for investors. If anything, our most recent annual reporting period ended July 31, 2022 reminded us of two enduring realities: 1) financial markets are dynamic and apt to change abruptly; 2) it's vitally important that we remain calm and rational whenever faced with those inevitable bouts of turmoil.

Consider what the past year has dealt us. The latter half of 2021 was largely constructive for financial markets, with record corporate earnings, ample liquidity in markets, and investors largely embracing risk assets. But as the calendar year turned, the script flipped. Almost overnight investor sentiment turned negative. There were many culprits. Inflation data was running persistently hotter than expected, with some of the highest readings in decades. Even the U.S. Federal Reserve (the "Fed") stopped calling inflation "transitory" and pivoted to a restrictive monetary policy. The Fed is now singularly focused on inflation and has embarked on a new aggressive rate-hike cycle. On top of all that, a terrible war began (and continues) in Eastern Europe, which fueled rising energy prices and slowed global growth.

These issues, among other factors, have ratcheted up market volatility in both stock and bond markets. Many broad market stock indices pulled back substantially during the first half of 2022 and even entered "bear market" territory in June, which is typically considered a 20% pullback from the most recent highs. Meanwhile, fixed income investors were also dealing with elevated volatility, and wide swaths of the bond market struggled in the face of rising interest rates. For a short while, bonds were not acting as their traditional counterbalance to equities, and that further troubled investors.

Just as quickly the script flipped again as our annual reporting period was drawing to a close. Risk was back on and investors seemingly went bargain hunting in July. Most equity indexes bounced back smartly — not fully recovering losses since the beginning of the calendar year but still making sharp moves higher.

Throughout the ups and downs of the past annual reporting period, there have been interesting subplots playing out within the broader market as different investment styles and sectors took turns in leadership positions. For example, it was interesting to watch crypto assets captivate investors through the earlier part of our annual reporting period, only to see them fall out of favor as sentiment soured. Ironically, those "less-exciting" assets, such as utilities and even money market funds, have been among the better performing throughout 2022. Indeed, things really can change markedly, and if anything, this underscores the importance of diversification.

Looking at the numbers we see that the S&P 500® Index, the bell-weather proxy for our domestic stock market, had an annual total return of -4.64% for the 12-month period ended July 31, 2022. Over this same annual period, the yield on the 10-Year U.S. Treasury jumped 143 basis points (a basis point is 1/100th of a percentage point), thanks largely to the Fed's policy shift and several aggressive rate hikes. At the end of our reporting period, the yield on the 10-Year U.S. Treasury finished at 2.67%.

Given the volatile market environment of the past year, it's comforting that we can draw on our experience managing portfolios through all market environments. This

2

has taught us to remain calm in the face of turmoil. It's imperative that investors do the same, as opposed to chasing short-term trends and acting emotionally. It is our view that a long-term plan, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerances are some of the key ingredients for staying the course and progressing on investment goals.

As ever, there will be challenges ahead. The Fed has declared its intent to continue raising rates even as some elevated inflation readings begin to decline. Labor shortages, ongoing supply chain issues, elevated energy prices, and the Russia-Ukraine war are among the headwinds investors continue to navigate. There's even been some chatter about a possible recession in 2023.

Although no one can definitively predict what markets will do in the future, we can assure you that the investment professionals at all our independent franchises continually monitor the environment and work hard to position portfolios opportunistically no matter what the markets bring.

On the following pages, you will find information relating to your USAA® Mutual Fund, brought to you by Victory Capital. If you have any questions regarding the current market dynamics or your specific portfolio or investment plan, we encourage you to contact our representatives. Call (800) 235-8396 or visit our website at www.vcm.com.

From all of us here at Victory Capital, thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

3

USAA Science & Technology Fund

Managers' Commentary

(Unaudited)

•  What were the market conditions during the reporting period?

Financial markets produced broadly flat returns during the early part of the annual reporting period ended July 31, 2022. Conditions were initially supportive in August thanks to positive economic data and continued strength in corporate earnings. The picture changed in September, however, as investors began to focus on risk factors such as supply-chain disruptions and rising inflation. In addition, the U.S. Federal Reserve (the "Fed") indicated it may begin tapering its stimulative quantitative easing policy — a development investors took as an indication that the first interest-rate increases may be on the way in 2022. News flow from overseas also took a negative turn in September, with the emergence of energy shortages in Europe and worries that the debt problems of Chinese property developer Evergrande could have a broader, systemic effect on China's economy.

Despite a number of headwinds to sentiment, U.S. equities posted solid gains in the fourth quarter of 2021 as reflected in the 11.03% return for the bellwether S&P 500® Index. The markets faced a shift in Fed policy as persistent inflation, driven by supply chain issues and rising commodity prices, led the central bank to announce, and subsequently accelerate, the tapering of its bond purchases that have helped keep longer-term borrowing costs low. In addition, the Fed began to signal the likelihood of two or more hikes in its benchmark overnight lending rate in 2022, representing a moving forward of the prior timetable. Prolonged negotiations over President Biden's Build Back Better spending bill put into question a source of anticipated fiscal stimulus. Finally, investors had to contend with the rapid emergence and spread of the Omicron variant of COVID-19, which threatened a new wave of lockdowns. Nonetheless, most major U.S. equity indices closed 2021 at or near all-time highs, supported by robust corporate profits and investor inflows given fixed income yields that remained unattractive.

The Russian invasion of Ukraine in February of 2022 added significant volatility to both equity and bond markets that were already concerned with elevated levels of inflation, a hawkish Fed, and rising interest rates. In the first quarter of 2022, the combination of widening credit spreads and rising interest rates led to the worst quarter for the Bloomberg U.S. Aggregate Bond Index in 40 years. Equity markets did not fare any better as the bellwether S&P 500® also posted a negative return during the quarter. With the Fed now embarking on a tightening cycle, the markets remained focused on the Fed and whether it can engineer a soft landing amidst the highest inflation readings in 40 years.

The second quarter of 2022 saw continued pressure on stocks and bonds. The Fed's hawkish pivot, which started in the fourth quarter of 2021, continued to put pressure on equity valuation multiples, especially for long-duration growth stocks. With inflation readings hitting four-decade highs, the Fed now faced an increasingly difficult task of implementing policy strong enough to tame inflation and provide a "soft landing" for the economy, while not being too aggressive and tilting the economy into recession. This risk contributed to the heightened stock market volatility, in addition to mounting COVID-related lockdowns in China, rising oil prices, and the ongoing conflict between Russia and the Ukraine.

4

USAA Science & Technology Fund

Managers' Commentary (continued)

In May the Fed raised rates by 50 basis points (a basis point is 1/100th of a percentage point) and by an additional 75 basis points in both June and July to combat inflation. Stocks and bonds began to rally in mid-June and continued to move higher through the end of the reporting period in July. Factors contributing to the rally included declining oil prices, economic data that was generally supportive of the underlying strength of the economy, and second quarter earnings season that was better than feared. The yield on the 10-Year U.S. Treasury Note declined almost 100 basis points over this period, inverting the yield curve, and reflecting a near-term shift in sentiment that the Fed might not need to be quite as aggressive as initially feared.

•  How did the USAA Science & Technology Fund (the "Fund") perform during the reporting period?

The Fund has two share classes: Fund Shares and Class A. For the reporting period ended July 31, 2022, the Fund Shares and Class A had total returns of -37.07% and -37.28%, respectively. This compares to returns of -4.64% for the S&P 500® Index, -18.60% for the S&P North American Technology Index, 0.48% for the S&P Composite 1500 Health Care Index, and -23.42% for the Lipper Science & Technology Funds Index.

Victory Capital Management Inc. ("VCM") is the Fund's investment adviser. As the investment adviser, VCM employs dedicated resources to support the research, selection, and monitoring of the Fund's subadviser. Wellington Management Company LLP is an external subadviser to the Fund, while RS Investments Growth is a VCM investment franchise that each manage portions of the Fund. Primary responsibility for the day-to-day discretionary management of the Fund lies with the subadviser and the investment franchise.

•  What strategies did you employ during the reporting period?

For the reporting period, the Fund underperformed the Index as stock selection was the main detractor from performance while sector allocations had a positive effect. In terms of allocation, an underweight position in information technology hurt performance, while an overweight to healthcare helped. Stock selection within health care and information technology detracted from performance while stock selection in financials was a positive contributor.

Thank you for allowing us to assist you with your investment needs.

5

USAA Science & Technology Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended July 31, 2022

	Fund Shares	Class A
INCEPTION DATE	8/1/97	8/2/10
	Net Asset Value	Net Asset Value	Maximum Offering Price	S&P 500® Index[1]	S&P North American Technology Index[2]	S&P Composite 1500 Health Care Index[3]	Lipper Science & Technology Funds Index[4]
One Year	–37.07%	–37.28%	–40.89%	–4.64%	–18.60%	0.48%	–23.42%
Five Year	7.86%	7.55%	6.28%	12.82%	18.33%	12.66%	14.75%
Ten Year	14.04%	13.75%	13.08%	13.78%	19.01%	15.37%	16.33%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price reflect a maximum sales charge of 5.75% for Class A. Net Asset Value does not reflect sales charges. Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Science & Technology Fund — Growth of $10,000

1The broad-based composite S&P 500® Index represents the weighted average performance of a group of 500 widely held, publicly traded stocks. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The S&P North American Technology Index provides investors with a benchmark that represents U.S. securities classified under the Global Industry Classification System (GICS®) technology sector and internet retail sub-industry. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

3The S&P Composite 1500 Health Care Index comprises U.S. traded stocks that are members of either the S&P Total Market Index (TMI) or the S&P/TSX Composite Index, and are classified within the health care sector of the GICS®. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

4The Lipper Science & Technology Funds Index tracks the total return performance of funds within the Lipper Science & Technology Funds category. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

6

USAA Mutual Funds Trust USAA Science & Technology Fund	July 31, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks long-term capital appreciation.

Top 10 Equity Holdings*:

July 31, 2022

(% of Net Assets)

Microsoft Corp.	9.9%
Amazon.com, Inc.	5.8%
Vertex Pharmaceuticals, Inc.	3.5%
MACOM Technology Solutions Holdings, Inc.	2.5%
Impinj, Inc.	2.5%
Visa, Inc. Class A	2.3%
ServiceNow, Inc.	2.1%
Alphabet, Inc. Class A	1.9%
Meta Platforms, Inc. Class A	1.9%
Marvell Technology, Inc.	1.6%

Sector Allocation*:

July 31, 2022

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

USAA Mutual Funds Trust USAA Science & Technology Fund	Schedule of Portfolio Investments July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (99.0%)
Australia (0.2%):
Health Care (0.2%):
Opthea Ltd., ADR (a) (b)	305,881	$2,111
Belgium (0.0%): (c)
Health Care (0.0%):
UCB SA	3,628	283
Brazil (0.3%):
Consumer Discretionary (0.3%):
Arco Platform Ltd. Class A (a) (d)	196,980	2,856
Health Care (0.0%): (c)
Hapvida Participacoes E Investimentos SA (e)	72,248	86
Hypera SA	22,000	181
		267
		3,123
Canada (0.1%):
Health Care (0.1%):
Fusion Pharmaceuticals, Inc. (a)	225,942	529
Cayman Islands (0.2%):
Health Care (0.2%):
Theravance Biopharma, Inc. (a)	289,449	2,544
China (0.1%):
Communication Services (0.1%):
Tencent Holdings Ltd.	37,300	1,441
Health Care (0.0%): (c)
Everest Medicines Ltd. (a) (e)	28,000	58
InnoCare Pharma Ltd. (a) (e)	26,000	37
		95
		1,536
Denmark (0.0%): (c)
Health Care (0.0%):
Ascendis Pharma A/S, ADR (a) (d)	1,367	117
Genmab A/S (a)	551	196
		313
Finland (0.5%):
Information Technology (0.5%):
Nokia Oyj, ADR	1,045,311	5,415
Hong Kong (0.0%): (c)
Health Care (0.0%):
CSPC Pharmaceutical Group Ltd.	58,000	63

See notes to financial statements.

8

USAA Mutual Funds Trust USAA Science & Technology Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Ireland (1.8%):
Health Care (1.8%):
Alkermes PLC (a)	161,790	$4,142
Horizon Therapeutics PLC (a)	1,694	141
Jazz Pharmaceuticals PLC (a)	104,480	16,305
		20,588
Israel (0.9%):
Information Technology (0.9%):
Monday.com Ltd. (a) (d)	60,163	6,181
Wix.com Ltd. (a)	60,425	3,585
		9,766
Italy (0.0%): (c)
Health Care (0.0%):
DiaSorin SpA	1,408	196
Japan (0.6%):
Health Care (0.6%):
Astellas Pharma, Inc.	5,300	83
Chugai Pharmaceutical Co. Ltd.	10,300	289
Daiichi Sankyo Co. Ltd.	16,250	431
Eisai Co. Ltd.	3,565	163
Hoya Corp.	48,700	4,880
Kyowa Kirin Co. Ltd.	7,800	184
Ono Pharmaceutical Co. Ltd.	6,430	181
		6,211
Korea, Republic Of (0.3%):
Information Technology (0.3%):
Samsung Electronics Co. Ltd.	62,475	2,958
Netherlands (0.4%):
Health Care (0.4%):
Argenx SE, ADR (a)	266	97
Koninklijke Philips NV	7,181	149
Merus NV (a)	171,155	4,138
		4,384
Singapore (0.4%):
Information Technology (0.4%):
Flex Ltd. (a)	296,909	4,988
Switzerland (0.0%): (c)
Health Care (0.0%):
Novartis AG Registered Shares	4,541	390
Tecan Group AG Class R	336	120
		510

See notes to financial statements.

9

USAA Mutual Funds Trust USAA Science & Technology Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Taiwan (0.3%):
Information Technology (0.3%):
Silicon Motion Technology Corp., ADR	42,789	$3,650
United Kingdom (0.6%):
Consumer Discretionary (0.5%):
Trainline PLC (a) (e)	1,068,807	5,173
Health Care (0.1%):
Abcam PLC (a)	11,016	165
AstraZeneca PLC, ADR	6,236	413
ConvaTec Group PLC (e)	66,460	185
Genus PLC	5,130	178
Hikma Pharmaceuticals PLC	6,491	137
Myovant Sciences Ltd. (a)	4,315	56
Smith & Nephew PLC	13,146	169
		1,303
		6,476
United States (92.3%):
Communication Services (7.5%):
Alphabet, Inc. Class A (a)	188,287	21,902
Bandwidth, Inc. Class A (a)	138,340	2,301
Cargurus, Inc. (a)	134,102	3,257
Chicken Soup For The Soul Entertainment, Inc. (a) (d)	222,549	2,056
Electronic Arts, Inc.	11,948	1,568
IAC/InterActiveCorp (a)	53,592	3,671
Match Group, Inc. (a)	137,239	10,061
Meta Platforms, Inc. Class A (a)	134,237	21,357
Roku, Inc. (a)	25,393	1,664
Take-Two Interactive Software, Inc. (a)	77,874	10,336
Vimeo, Inc. (a)	83,740	466
ZoomInfo Technologies, Inc. (a)	145,426	5,510
		84,149
Consumer Discretionary (8.3%):
2U, Inc. (a)	597,711	5,852
Airbnb, Inc. Class A (a)	24,976	2,772
Amazon.com, Inc. (a)	481,144	64,930
Booking Holdings, Inc. (a)	5,960	11,537
Etsy, Inc. (a)	55,448	5,751
Peloton Interactive, Inc. Class A (a) (d)	197,005	1,869
		92,711
Financials (1.7%):
DA32 Life Science Tech Acquisition Corp. Class A (a)	887,074	8,640
Omega Alpha SPAC Class A (a)	344,839	3,407
Orion Acquisition Corp. (a)	2,678	27
Panacea Acquisition Corp. II (a) (b) (d)	710,663	6,957
		19,031

See notes to financial statements.

10

USAA Mutual Funds Trust USAA Science & Technology Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Health Care (20.5%):
Absci Corp. (a) (d)	223,765	$736
Aclaris Therapeutics, Inc. (a)	3,829	59
AdaptHealth Corp. (a)	4,192	93
Agilent Technologies, Inc.	4,508	605
Agilon Health, Inc. (a)	7,372	185
Albireo Pharma, Inc. (a)	59,162	1,230
Align Technology, Inc. (a)	875	246
Alnylam Pharmaceuticals, Inc. (a)	675	96
Alpha Teknova, Inc. (a)	195,728	1,270
Amedisys, Inc. (a)	1,120	134
Amicus Therapeutics, Inc. (a)	145,192	1,446
Apellis Pharmaceuticals, Inc. (a)	138,571	7,799
Ardelyx, Inc. (a) (d)	747,439	522
Avantor, Inc. (a)	4,935	143
Baxter International, Inc.	5,647	331
Becton Dickinson & Co.	3,112	760
BioCryst Pharmaceuticals, Inc. (a)	593,384	6,539
Bio-Techne Corp.	421	162
Blueprint Medicines Corp. (a)	1,108	57
Boston Scientific Corp. (a)	19,262	791
Bridgebio Pharma, Inc. (a)	367,088	3,179
Bristol-Myers Squibb Co.	19,201	1,417
Cara Therapeutics, Inc. (a)	319,215	2,790
Celldex Therapeutics, Inc. (a)	3,066	94
Centene Corp. (a)	7,965	741
Covetrus, Inc. (a)	9,981	207
Crinetics Pharmaceuticals, Inc. (a)	259,871	4,992
CryoPort, Inc. (a)	179,874	6,691
Cytokinetics, Inc. (a)	116,358	4,925
Danaher Corp.	5,528	1,611
DermTech, Inc. (a) (d)	319,853	2,623
Dexcom, Inc. (a)	4,430	364
Dynavax Technologies Corp. (a)	205,602	2,957
Edwards Lifesciences Corp. (a)	7,469	751
Elanco Animal Health, Inc. (a)	3,853	78
Eli Lilly & Co.	7,308	2,409
Encompass Health Corp.	4,166	211
Enhabit, Inc. (a)	2,112	37
Equillium, Inc. (a)	982,961	2,172
Exact Sciences Corp. (a)	4,045	182
Fate Therapeutics, Inc. (a)	159,750	4,877
Glaukos Corp. (a)	3,562	192
Halozyme Therapeutics, Inc. (a)	148,846	7,279
HCA Healthcare, Inc.	2,427	516
Hologic, Inc. (a)	3,819	273
Humana, Inc.	2,531	1,220
IGM Biosciences, Inc. (a) (d)	182,958	2,947
Illumina, Inc. (a)	1,261	273
ImmunoGen, Inc. (a)	6,734	32

See notes to financial statements.

11

USAA Mutual Funds Trust USAA Science & Technology Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Inari Medical, Inc. (a)	2,415	$187
Inhibrx, Inc. (a) (d)	227,418	3,943
Insulet Corp. (a)	1,358	337
Intra-Cellular Therapies, Inc. (a)	118,790	6,429
Iovance Biotherapeutics, Inc. (a)	402,193	4,686
Ironwood Pharmaceuticals, Inc. (a)	13,643	156
Karuna Therapeutics, Inc. (a)	33,465	4,359
Kezar Life Sciences, Inc. (a)	811,057	7,924
Kinnate Biopharma, Inc. (a) (d)	305,848	3,273
Krystal Biotech, Inc. (a)	54,908	3,985
Kura Oncology, Inc. (a)	167,884	2,570
Kymera Therapeutics, Inc. (a)	1,954	43
Laboratory Corp. of America Holdings	1,263	331
Marinus Pharmaceuticals, Inc. (a) (d)	274,574	1,529
Mirati Therapeutics, Inc. (a)	1,156	74
Mirum Pharmaceuticals, Inc. (a) (d)	135,618	3,404
Moderna, Inc. (a)	1,148	188
Molina Healthcare, Inc. (a)	1,433	470
NanoString Technologies, Inc. (a)	8,391	107
NeoGenomics, Inc. (a)	5,956	60
Nuvalent, Inc. Class A (a) (d)	170,304	2,531
Owens & Minor, Inc.	4,642	164
PerkinElmer, Inc.	31,221	4,782
Pfizer, Inc.	42,527	2,148
PMV Pharmaceuticals, Inc. (a) (d)	119,907	1,793
PTC Therapeutics, Inc. (a)	2,310	101
QuidelOrtho Corp. (a)	1,130	115
Regeneron Pharmaceuticals, Inc. (a)	327	190
Regulus Therapeutics, Inc. (a)	627,010	1,009
Relay Therapeutics, Inc. (a)	170,427	3,242
Repligen Corp. (a)	18,059	3,853
REVOLUTION Medicines, Inc. (a)	2,735	62
Sage Therapeutics, Inc. (a)	2,314	80
Sarepta Therapeutics, Inc. (a)	64,726	6,016
Science 37, Inc. (a)	621,680	1,237
Seagen, Inc. (a)	1,375	247
Shattuck Labs, Inc. (a)	674,458	2,570
Singular Genomics Systems, Inc. (a) (d)	420,625	1,603
SpringWorks Therapeutics, Inc. (a)	201,140	6,010
Stryker Corp.	3,326	714
Syndax Pharmaceuticals, Inc. (a)	2,729	56
Syneos Health, Inc. (a)	6,571	520
Teleflex, Inc.	1,120	269
Tricida, Inc. (a) (d)	348,284	3,190
Ultragenyx Pharmaceutical, Inc. (a)	1,163	62
UnitedHealth Group, Inc.	5,969	3,237
Vaxcyte, Inc. (a)	146,937	3,391
Veeva Systems, Inc. Class A (a)	34,792	7,779
Veracyte, Inc. (a)	4,912	129
Vertex Pharmaceuticals, Inc. (a)	142,104	39,847

See notes to financial statements.

12

USAA Mutual Funds Trust USAA Science & Technology Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Waters Corp. (a)	785	$286
West Pharmaceutical Services, Inc.	24,984	8,584
Zentalis Pharmaceuticals, Inc. (a) (d)	1,972	58
Zoetis, Inc.	5,822	1,063
		230,237
Industrials (0.4%):
Enovix Corp. (a) (d)	319,485	4,256
Information Technology (53.9%):
Advanced Micro Devices, Inc. (a)	115,456	10,907
Ambarella, Inc. (a)	144,240	12,484
Applied Materials, Inc.	78,256	8,294
AppLovin Corp. Class A (a) (d)	177,440	6,306
Arista Networks, Inc. (a)	52,847	6,164
Avalara, Inc. (a)	13,198	1,154
Backblaze, Inc. Class A (a) (d)	147,918	831
Block, Inc. (a)	82,684	6,289
Ceridian HCM Holding, Inc. (a)	119,067	6,521
Datadog, Inc. Class A (a)	57,156	5,830
Domo, Inc. Class B (a)	217,121	6,082
Dropbox, Inc. Class A (a)	500,479	11,381
Dynatrace, Inc. (a)	166,544	6,267
F5, Inc. (a)	35,700	5,975
Fair Isaac Corp. (a)	25,291	11,685
Five9, Inc. (a)	18,280	1,976
FleetCor Technologies, Inc. (a)	28,241	6,216
Genpact Ltd.	141,111	6,785
Gitlab, Inc. Class A (a)	96,834	5,558
Global Payments, Inc.	83,322	10,192
GoDaddy, Inc. Class A (a)	185,842	13,786
Guidewire Software, Inc. (a)	36,897	2,868
HashiCorp., Inc. Class A (a) (d)	194,435	7,046
Impinj, Inc. (a)	328,412	27,922
Intel Corp.	78,807	2,861
KLA Corp.	25,776	9,886
Lam Research Corp.	24,089	12,057
Lattice Semiconductor Corp. (a)	281,815	17,332
MACOM Technology Solutions Holdings, Inc. (a)	488,644	28,312
Marvell Technology, Inc.	320,951	17,871
MaxLinear, Inc. (a)	175,596	7,096
Micron Technology, Inc.	99,763	6,171
Microsoft Corp.	394,392	110,722
MKS Instruments, Inc.	133,641	15,796
Monolithic Power Systems, Inc.	35,526	16,510
NVIDIA Corp.	62,826	11,411
Okta, Inc. (a)	17,244	1,698
ON Semiconductor Corp. (a)	130,928	8,743
Palo Alto Networks, Inc. (a)	8,710	4,347
Paycom Software, Inc. (a)	46,932	15,511
Qualtrics International, Inc. Class A (a)	92,156	1,175

See notes to financial statements.

13

USAA Mutual Funds Trust USAA Science & Technology Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Rapid7, Inc. (a)	21,719	$1,389
RingCentral, Inc. Class A (a)	26,297	1,301
Salesforce, Inc. (a)	50,284	9,253
SentinelOne, Inc. Class A (a)	39,042	970
ServiceNow, Inc. (a)	53,709	23,990
Shift4 Payments, Inc. Class A (a)	105,487	3,843
SiTime Corp. (a)	28,079	5,222
Snowflake, Inc. Class A (a)	12,489	1,872
Sprout Social, Inc. Class A (a)	82,140	4,279
Teradyne, Inc.	78,000	7,869
Texas Instruments, Inc.	93,988	16,814
UiPath, Inc. Class A (a)	80,863	1,482
Varonis Systems, Inc. (a)	505,388	12,852
Visa, Inc. Class A	123,452	26,185
WEX, Inc. (a)	38,471	6,394
Workday, Inc. Class A (a)	40,688	6,312
		606,045
		1,036,429
Total Common Stocks (Cost $891,421)		1,112,073
Rights (0.0%) (c)
United States (0.0%):
Health Care (0.0%):
Contra Clementia Pharmaceuticals (b) (f)	14,251	—
Total Rights (Cost $19)		—
Warrants (0.0%) (c)
United States (0.0%):
Health Care (0.0%):
Nuvation Bio, Inc.	165,496	46
Regulus Therapeutics, Inc. (a) (b) (g) (j)	470,257	—	(h)
		46
Total Warrants (Cost $588)		46
Collateral for Securities Loaned (3.2%)^
United States (3.2%):
HSBC U.S. Government Money Market Fund, I Shares, 2.15% (i)	35,456,059	35,456
Total Collateral for Securities Loaned (Cost $35,456)		35,456
Total Investments (Cost $927,484) — 102.2%		1,147,575
Liabilities in excess of other assets — (2.2)%		(24,209)
NET ASSETS — 100.00%		$1,123,366

See notes to financial statements.

14

USAA Mutual Funds Trust USAA Science & Technology Fund	Schedule of Portfolio Investments — continued July 31, 2022

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. At July 31, 2022, illiquid securities were 0.8% of the Fund's net assets.

(c)  Amount represents less than 0.05% of net assets.

(d)  All or a portion of this security is on loan.

(e)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid (unless otherwise noted as illiquid) based upon procedures approved by the Board of Trustees. As of July 31, 2022, the fair value of these securities was $5,539 thousands and amounted to 0.5% of net assets.

(f)  Security was fair valued based upon procedures approved by the Board of Trustees and represents less than 0.05% of net assets as of July 31, 2022.This security is classified as Level 3 within the fair value hierarchy. (See Note 2 in the Notes to Financial Statements)

(g)  Restricted security that is not registered under the Securities Act of 1933.

(h)  Rounds to less than $1 thousand.

(i)  Rate disclosed is the daily yield on July 31, 2022.

(j)  The following table details the acquisition date and cost of the Fund's restricted securities at July 31, 2022 (amount in thousand):

Security Name	Acquisition Date	Cost
Regulus Therapeutics, Inc.	12/03/2020	$588

ADR — American Depositary Receipt

PLC — Public Limited Company

PIPE — Private Investment in Public Equity

See notes to financial statements.

15

USAA Mutual Funds Trust	Statement of Assets and Liabilities July 31, 2022

(Amounts in Thousands, Except Per Share Amounts)

	USAA Science & Technology Fund
Assets:
Investments, at value (Cost $927,484)	$1,147,575	(a)
Foreign currency, at value (Cost $68)	66
Cash	14,726
Receivables:
Interest and dividends	265
Capital shares issued	173
Investments sold	1,301
Reclaims	8
From Adviser	—	(b)
Prepaid expenses	28
Total Assets	1,164,142
Liabilities:
Payables:
Collateral received on loaned securities	35,456
Investments purchased	3,870
Capital shares redeemed	523
Accrued expenses and other payables:
Investment advisory fees	599
Administration fees	136
Custodian fees	14
Transfer agent fees	102
Compliance fees	1
Trustees' fees	2
12b-1 fees	6
Other accrued expenses	67
Total Liabilities	40,776
Net Assets:
Capital	1,018,694
Total accumulated earnings/(loss)	104,672
Net Assets	$1,123,366
Net Assets
Fund Shares	$1,067,016
Class A	56,350
Total	$1,123,366
Shares (unlimited number of shares authorized with no par value):
Fund Shares	53,688
Class A	3,010
Total	56,698
Net asset value, offering and redemption price per share: (c)
Fund Shares	$19.87
Class A	$18.72
Maximum Sales Charge — Class A	5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A	$19.86

(a)  Includes $34,058 thousand of securities on loan.

(b)  Rounds to less than $1 thousand.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

16

USAA Mutual Funds Trust	Statement of Operations For the Year Ended July 31, 2022

(Amounts in Thousands)

USAA Science & Technology Fund
Investment Income:
Dividends	$3,881
Interest	17
Securities lending (net of fees)	1,006
Foreign tax withholding	(15)
Total Income	4,889
Expenses:
Investment advisory fees	10,767
Administration fees — Fund Shares	2,226
Administration fees — Class A	122
Sub-Administration fees	40
12b-1 fees — Class A	203
Custodian fees	101
Transfer agent fees — Fund Shares	1,192
Transfer agent fees — Class A	81
Trustees' fees	49
Compliance fees	12
Legal and audit fees	68
State registration and filing fees	64
Interfund lending fees	— (a)
Other expenses	176
Total Expenses	15,101
Net Investment Income (Loss)	(10,212)
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities and foreign currency transactions	(89,350)
Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations	(608,567)
Net realized/unrealized gains (losses) on investments	(697,917)
Change in net assets resulting from operations	$(708,129)

(a)  Rounds to less than $1 thousand.

See notes to financial statements.

17

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Science & Technology Fund
	Year Ended July 31, 2022	Year Ended July 31, 2021
From Investments:
Operations:
Net Investment Income (Loss)	$(10,212)	$(15,178)
Net realized gains (losses)	(89,350)	319,204
Net change in unrealized appreciation/depreciation	(608,567)	234,446
Change in net assets resulting from operations	(708,129)	538,472
Distributions to Shareholders:
Fund Shares	(232,742)	(99,547)
Class A	(13,315)	(6,058)
Change in net assets resulting from distributions to shareholders	(246,057)	(105,605)
Change in net assets resulting from capital transactions	44,830	(53,180)
Change in net assets	(909,356)	379,687
Net Assets:
Beginning of period	2,032,722	1,653,035
End of period	$1,123,366	$2,032,722
Capital Transactions:
Fund Shares
Proceeds from shares issued	$82,344	$175,554
Distributions reinvested	228,857	98,069
Cost of shares redeemed	(263,314)	(318,929)
Total Fund Shares	$47,887	$(45,306)
Class A
Proceeds from shares issued	$2,968	$6,285
Distributions reinvested	12,974	5,892
Cost of shares redeemed	(18,999)	(20,051)
Total Class A	$(3,057)	$(7,874)
Change in net assets resulting from capital transactions	$44,830	$(53,180)
Share Transactions:
Fund Shares
Issued	3,009	4,999
Reinvested	7,988	2,803
Redeemed	(9,756)	(9,252)
Total Fund Shares	1,241	(1,450)
Class A
Issued	113	193
Reinvested	480	176
Redeemed	(710)	(628)
Total Class A	(117)	(259)
Change in Shares	1,124	(1,709)

See notes to financial statements.

18

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19

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses)	Total from Investment Activities	Net Realized Gains from Investments	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(a)
USAA Science & Technology Fund
Fund Shares
Year Ended July 31: 2022	$36.68	(0.17	)(f)	(12.03)	(12.20)	(4.61)	(4.61)	$19.87	(37.07)%
2021	$28.93	(0.26	)(f)	9.92	9.66	(1.91)	(1.91)	$36.68	33.71%
2020	$28.39	(0.17	)(f)	7.26	7.09	(6.55)	(6.55)	$28.93	30.85%
2019	$29.19	0.01		2.83	2.84	(3.64)	(3.64)	$28.39	12.79%
2018	$26.89	—	(i)	4.50	4.50	(2.20)	(2.20)	$29.19	17.55%
Class A
Year Ended July 31: 2022	$34.93	(0.24	)(f)	(11.36)	(11.60)	(4.61)	(4.61)	$18.72	(37.26)%
2021	$27.71	(0.35	)(f)	9.48	9.13	(1.91)	(1.91)	$34.93	33.27%
2020	$27.53	(0.23	)(f)	6.96	6.73	(6.55)	(6.55)	$27.71	30.47%
2019	$28.49	(0.07)		2.75	2.68	(3.64)	(3.64)	$27.53	12.52%
2018	$26.36	(0.08)		4.41	4.33	(2.20)	(2.20)	$28.49	17.24%

(a)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

(b)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019 and in effect through November 30, 2023, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.

(c)  Does not include acquired fund fees and expenses, if any.

(d)  From the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(f)  Per share net investment income (loss) has been calculated using the average daily shares method.

(g)  Reflects total annual operating expenses of the shares before reductions of any expenses paid indirectly. The expenses paid indirectly decreased the expense ratio by less than 0.01%.

(h)  Reflects increased trading activity due to current year transition or asset allocation shift.

(i)  Amount is less than $0.005 per share.

(j)  Prior to December 1, 2018, USAA Asset Management Company ("AMCO") (previous Investment Adviser) voluntarily agreed to limit the annual expenses of Class A to 1.35% of the Class A average daily net assets.

(k)  Prior to December 1, 2017, AMCO voluntarily agreed to limit the annual expenses of Class A to 1.35% of the Class A average daily net assets.

See notes to financial statements.

20

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Ratios to Average Net Assets					Supplemental Data
	Net Expenses(b)(c)(d)		Net Investment Income (Loss)	Gross Expenses(c)		Net Assets, End of Period (000's)	Portfolio Turnover(e)
USAA Science & Technology Fund
Fund Shares
Year Ended July 31: 2022	0.95%		(0.64)%	0.95%		$1,067,016	46%
2021	0.99%		(0.76)%	0.99%		$1,923,477	43%
2020	1.04%		(0.66)%	1.04%		$1,559,222	44%
2019	1.02	%(g)	(0.39)%	1.02	%(g)	$1,383,956	109	%(h)
2018	1.04	%(g)	(0.31)%	1.04	%(g)	$1,328,080	56%
Class A
Year Ended July 31: 2022	1.24%		(0.93)%	1.24%		$56,350	46%
2021	1.30%		(1.07)%	1.30%		$109,245	43%
2020	1.33%		(0.94)%	1.33%		$93,813	44%
2019	1.29	%(g)(j)	(0.65)%	1.29	%(g)	$104,773	109	%(h)
2018	1.31	%(g)(k)	(0.57)%	1.31	%(g)	$115,229	56%

See notes to financial statements.

21

USAA Mutual Funds Trust	Notes to Financial Statements July 31, 2022

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 45 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Science & Technology Fund (the "Fund"). The Fund offers two classes of shares: Fund Shares and Class A. The Fund is classified as diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges, except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

Victory Capital Management Inc. ("VCM" or the "Adviser") has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees' (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

22

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), American Depositary Receipts ("ADRs"), and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies, other than ETFs, are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

In accordance with procedures adopted by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Fund's NAV is calculated. The Fund uses a systematic valuation model, provided daily by an independent third party to fair value its international equity securities. The valuations are categorized as Level 2 in the fair value hierarchy.

A summary of the valuations as of July 31, 2022, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3		Total
Common Stocks	$1,093,964	$18,109	$—		$1,112,073
Rights	—	—	—	(a)	—
Warrants	46	—	—		46
Collateral for Securities Loaned	35,456	—	—		35,456
Total	$1,129,466	$18,109	$—		$1,147,575

(a) Zero market value security.

For the year ended July 31, 2022, there were no transfers into/out of Level 3.

Investment Companies:

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Foreign Exchange Currency Contracts:

The Fund may enter into foreign exchange currency contracts to convert U.S. dollars to and from various foreign currencies. A foreign exchange currency contract is an obligation by the Fund to purchase or sell a specific currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Fund does not engage in "cross-currency" foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Fund's foreign exchange currency contracts might be considered spot contracts (typically a contract of one week or less) or forward contracts (typically a contract term over one week). A spot contract is entered into for

23

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. Each foreign exchange currency contract is adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of a contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a foreign exchange currency contract or if the value of the foreign currency changes unfavorably. In addition, the use of foreign exchange currency contracts does not eliminate fluctuations in the underlying prices of the securities. As of July 31, 2022, the Fund had no open forward foreign exchange currency contracts.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Withholding taxes on interest, dividends, and gains as a result of certain investments by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Fund, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Fund's Schedule of Portfolio Investments. The Fund effectively does not have control of the non-cash collateral and therefore it is not disclosed on the Fund's Schedule of Portfolio Investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or repledged, except to satisfy borrower default.

24

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of July 31, 2022.

Value of Securities on Loan		Non-Cash Collateral	Cash Collateral
$34,087	(a)	$—	$35,456

(a) Includes $29 thousand of securities on loan that were sold prior to July 31, 2022.

Foreign Currency Translations:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations on the Statement of Operations. Any realized gains or losses from these fluctuations are disclosed as Net realized gains (losses) from investment securities and foreign currency transactions on the Statement of Operations.

Foreign Taxes:

The Fund may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

The Fund filed for additional European Union reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. For the year ended July 31, 2022, the Fund recognized $59 thousand in reclaims, of which $1 thousand of the amount is related to interest on the filed reclaims. These reclaims and interest are reflected on the Statement of Operations as Dividend Income and Interest Income, respectively.

Federal Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of July 31.

For the year ended July 31, 2022, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, printing fees, and 12b-1 fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

25

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in cross-trades, which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended July 31, 2022, the Fund engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses) (amounts in thousands):

Purchases	Sales	Net Realized Gains (Losses
$13	$—	$—

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended July 31, 2022, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$713,952	$866,382

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the year ended July 31, 2022, are reflected on the Statement of Operations as Investment advisory fees.

The performance adjustment for each share class is accrued daily and calculated monthly by comparing the respective class' performance to that of the Lipper Science & Technology Funds Index. The Lipper Science & Technology Funds Index tracks the total return performance of the largest funds within the Lipper Science & Technology Funds category.

The performance period for each share class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)
+/- 100 to 400	+/- 4
+/- 401 to 700	+/- 5
+/- 701 and greater	+/- 6

(a) Based on the difference between the average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of the respective class over the entire performance period, which is then multiplied by a fraction, the

26

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Science & Technology Funds Index over that period, even if the class has overall negative returns during the performance period.

For the period August 1, 2021, to July 31, 2022, performance adjustments were $(918) and $(56) for Fund Shares and Class A, in thousands, respectively. Performance adjustments were (0.06)% and (0.07)% for Fund Shares and Class A, respectively. The performance adjustment rate included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36 month performance periods.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019, permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets.

VCM has entered into a Subadvisory Agreement with Wellington Management Company LLP ("Wellington Management"), under which Wellington directs the investment and reinvestment of a portion of the Fund's assets (as allocated from time to time by VCM). This arrangement provides for monthly fees that are paid by VCM. VCM (not the Fund) pays the subadviser fees.

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.15% and 0.15%, which is based on the Fund's average daily net assets of the Fund Shares and Class A, respectively. Amounts incurred for the year ended July 31, 2022, are reflected on the Statement of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended July 31, 2022, are reflected on the Statement of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the year ended July 31, 2022, are reflected on the Statement of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent fees for Class A are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the year ended July 31, 2022, are reflected on the Statement of Operations as Transfer agent fees.

27

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activity primarily intended to result in the sale of Class A. Amounts incurred and paid to the Distributor for the year ended July 31, 2022, are reflected on the Statement of Operations as 12b-1 fees.

In addition, the Distributor is entitled to receive commissions in connection with sales of Class A. For the year ended July 31, 2022, the Distributor received less than $1 thousand from commissions earned in connection with sales of Class A.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended July 31, 2022, are reflected on the Statement of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least November 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limits for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Performance adjustments, acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of July 31, 2022, the expense limits (excluding voluntary waivers) were 1.06%, and 1.34% for Fund Shares and Class A, respectively.

Under the terms of the expense limitation agreement, as amended June 29, 2022, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. As of July 31, 2022, there are no amounts to be repaid to the Adviser.

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended July 31, 2022.

Certain officers and/or interested trustees of the Fund are also officers and/ or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Sector Risk — A mutual fund portfolio consisting of investments related to the fields of science and technology is likely to be more volatile than a portfolio that is more widely diversified in other economic sectors. There is a possibility that the Fund's investments in companies whose values are highly dependent on scientific and technological developments may be more volatile because of the short life

28

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

cycles and competitive pressures of many of the products or services of these companies. Because of the competitiveness and rapid changes in the fields of science and technology, many of the companies in the Fund's portfolio are subject to distinctive risks. The products and services of these companies may not be economically successful or may quickly become outdated. Additionally, many of these companies must comply with significant governmental regulations and may need governmental approval of their products and services.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

Equity Risk — The values of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general market, economic and political conditions and other factors. A company's earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or may last for extended periods.

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 27, 2022, with a termination date of June 26, 2023. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended July 31, 2022, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the commitment fees plus any interest on amounts borrowed. For the period from August 1, 2021, through June 27, 2022, interest was based on the one-month London Interbank Offered Rate ("LIBOR") plus one percent. Effective with the renewal, for the period June 28, 2022, through July 31, 2022, interest was based on the one-month Secured Overnight Financing Rate (SOFR) plus 1.10 percent. Interest charged to the Fund during the period, if applicable, is reflected on the Statement of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended July 31, 2022.

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period,

29

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending.

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the year ended July 31, 2022, were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at July 31, 2022	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$2,067	3	1.60%	$2,967

*  Based on the number of days borrowings were outstanding for the year ended July 31, 2022.

7. Federal Income Tax Information:

The Fund intends to distribute any net investment income annually. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of July 31, 2022, on the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows (amounts in thousands):

Total Accumulated Earnings/(Loss)	Capital
$5,573	$(5,573)

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Year Ended July 31, 2022			Year Ended July 31, 2021
Distributions Paid From			Distributions Paid From
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$31,811	$214,246	$246,057	$9,229	$96,376	$105,605

30

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

As of July 31, 2022, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Other Earnings (Loss)	Accumulated Earnings (Loss)	Qualified Late-Year Losses*	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings (Loss)
$(3)	$(3)	$(108,881)	$213,556	$104,672

*  Qualified late-year losses are comprised of post-October capital losses incurred after October 31 and certain late-year ordinary losses. Late-year ordinary losses represent ordinary losses incurred after December 31 and specified losses incurred after October 31. These losses are deemed to arise on the first day of the Fund's next taxable year.

**  The difference between the book-basis and tax-basis of unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and passive foreign investment company adjustments.

As of July 31, 2022, the Fund had no capital loss carryforwards for federal income tax purposes.

As of July 31, 2022, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$934,019	$357,347	$(143,791)	$213,556

31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Science & Technology Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Science & Technology (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of July 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at July 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2022, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
September 28, 2022

32

USAA Mutual Funds Trust	Supplemental Information July 31, 2022

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, their positions with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 45 portfolios in the Trust. Each Trustee's address is c/o Fund Administration, 15935 La Cantera Pkwy, San Antonio, TX 78256.

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Retired.	45	Westhab, Inc., New York Theological Seminary, American Filtration Corp.
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Retired.	45	None

33

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (6/17-6/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-03/21); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Chairman of Board of AMCO (04/13-06/19); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management Company) (09/09-03/21); Chairman of Board of ISCO (04/13-12/20); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Chairman of Board of SAS (04/13-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-03/21); Director and Vice Chairman of FPS (12/13-03/21); President and Director of USAA Investment Corporation (ICORP) (03/10-03/21); Chairman of Board of ICORP (12/13-03/21); Director of USAA Financial Advisors, Inc. (FAI) (12/13-03/21); Chairman of Board of FAI (3/15-03/21).

				45	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Retired.	45	None

34

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-08/19), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present).	45	Terran Orbital Corp., American Made Filtration Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	45	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	45	Guardian Variable Products Trust (16 series)

Effective at the close of business on December 31, 2021, Robert L. Mason, Ph.D., retired from the Board of Trustees.

35

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustee
David C. Brown (May 1972)	Trustee	Trustee since July 2019

Chairman and Chief Executive Officer (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019-present).

				45 portfolios within the Trust; 40 portfolios within the Victory Portfolios, 25 series within the Victory Portfolios II, and 6 series within the Victory Variable Insurance Funds	None

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

36

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Officers:

The officers of the Trust, their date of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Officers of the Trust
Christopher K. Dyer (February 1962)	President	July 2019

Director of Mutual Fund Administration, Victory Capital Management Inc. (2004-present). Chief Operating Officer, Victory Capital Services, Inc. (2020-present). Vice President, Victory Capital Transfer Agency, Inc. (2019-present).

Scott Stahorsky (July 1969)	Vice President	July 2019	Manager, Fund Administration, Victory Capital Management Inc. (2015-present).
Thomas Dusenberry (July 1977)	Secretary	June 2022

Manager, Fund Administration, Victory Capital Management Inc. (since 2022); Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream, MLP Fund, and Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020-2022); Director of Fund Operations, Salient Partners (2016-2019).

James K. De Vries (April 1969)	Treasurer	March 2018

Executive Director, Victory Capital Management Inc. (7/1/19-present); Executive Director, Investment and Financial Administration, USAA (2012-6/30/19); Assistant Treasurer, USAA Mutual Funds Trust (2013-2018). Mr. De Vries also serves as the Funds' Principal Financial Officer.

Allan Shaer (March 1965)	Assistant Treasurer	July 2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (2016-present); Vice President, Mutual Fund Administration, JP Morgan Chase Bank (2011-2016).
Carol D. Trevino (October 1965)	Assistant Treasurer	September 2018	Director, Accounting and Finance, Victory Capital Management Inc. (7/1/19-present); Accounting/ Financial Director, USAA (12/13-6/30/19).
Charles Booth (April 1960)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, City Fund Services Ohio, Inc. (2007-present).

37

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Sean Fox (September 1976)	Chief Compliance Officer	June 2022	Deputy Chief Compliance Officer (July 2021-June 2022), Senior Compliance Officer, the Adviser (2019-2021), Compliance Officer, the Adviser (2015-2019).

  Effective at the close of business on April 27, 2022, Erin Wagner resigned as the Secretary of the Trust.

  Effective at the close of business on June 10, 2022, Colin Kinney resigned as the Chief Compliance Officer of the Trust.

38

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2022, through July 31, 2022.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 2/1/22	Actual Ending Account Value 7/31/22	Hypothetical Ending Account Value 7/31/22	Actual Expenses Paid During Period 2/1/22- 7/31/22*	Hypothetical Expenses Paid During Period 2/1/22- 7/31/22*	Annualized Expense Ratio During Period 2/1/22- 7/31/22
Fund Shares	$1,000.00	$782.40	$1,020.03	$4.24	$4.81	0.96%
Class A	1,000.00	781.00	1,018.70	5.43	6.16	1.23%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

39

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended July 31, 2022, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2023.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2022 (amounts in thousands):

Dividends Received Deduction (corporate shareholders)	Qualified Dividend Income (non-corporate shareholders)	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions
4%	8%	$31,811	$214,246

40

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short- and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Fund's Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 11, 2022, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a highly liquid investment minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

41

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
www.vcm.com	(800) 235-8396

31712-0922

JULY 31, 2022

Annual Report

USAA Small Cap Stock Fund

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Managers' Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	22
Statement of Operations	23
Statements of Changes in Net Assets	24
Financial Highlights	26
Notes to Financial Statements	28
Report of Independent Registered Public Accounting Firm	38
Supplemental Information (Unaudited)	39
Trustees' and Officers' Information	39
Proxy Voting and Portfolio Holdings Information	45
Expense Examples	45
Additional Federal Income Tax Information	46
Liquidity Risk Management Program	47
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE • INVESTMENTS INVOLVE RISK •  PRINCIPAL LOSS IS POSSIBLE

1

(Unaudited)

Dear Shareholder,

It certainly has been an interesting — make that challenging — year for investors. If anything, our most recent annual reporting period ended July 31, 2022 reminded us of two enduring realities: 1) financial markets are dynamic and apt to change abruptly; 2) it's vitally important that we remain calm and rational whenever faced with those inevitable bouts of turmoil.

Consider what the past year has dealt us. The latter half of 2021 was largely constructive for financial markets, with record corporate earnings, ample liquidity in markets, and investors largely embracing risk assets. But as the calendar year turned, the script flipped. Almost overnight investor sentiment turned negative. There were many culprits. Inflation data was running persistently hotter than expected, with some of the highest readings in decades. Even the U.S. Federal Reserve (the "Fed") stopped calling inflation "transitory" and pivoted to a restrictive monetary policy. The Fed is now singularly focused on inflation and has embarked on a new aggressive rate-hike cycle. On top of all that, a terrible war began (and continues) in Eastern Europe, which fueled rising energy prices and slowed global growth.

These issues, among other factors, have ratcheted up market volatility in both stock and bond markets. Many broad market stock indices pulled back substantially during the first half of 2022 and even entered "bear market" territory in June, which is typically considered a 20% pullback from the most recent highs. Meanwhile, fixed income investors were also dealing with elevated volatility, and wide swaths of the bond market struggled in the face of rising interest rates. For a short while, bonds were not acting as their traditional counterbalance to equities, and that further troubled investors.

Just as quickly the script flipped again as our annual reporting period was drawing to a close. Risk was back on and investors seemingly went bargain hunting in July. Most equity indexes bounced back smartly — not fully recovering losses since the beginning of the calendar year but still making sharp moves higher.

Throughout the ups and downs of the past annual reporting period, there have been interesting subplots playing out within the broader market as different investment styles and sectors took turns in leadership positions. For example, it was interesting to watch crypto assets captivate investors through the earlier part of our annual reporting period, only to see them fall out of favor as sentiment soured. Ironically, those "less-exciting" assets, such as utilities and even money market funds, have been among the better performing throughout 2022. Indeed, things really can change markedly, and if anything, this underscores the importance of diversification.

Looking at the numbers we see that the S&P 500® Index, the bell-weather proxy for our domestic stock market, had an annual total return of -4.64% for the 12-month period ended July 31, 2022. Over this same annual period, the yield on the 10-Year U.S. Treasury jumped 143 basis points (a basis point is 1/100th of a percentage point), thanks largely to the Fed's policy shift and several aggressive rate hikes. At the end of our reporting period, the yield on the 10-Year U.S. Treasury finished at 2.67%.

2

Given the volatile market environment of the past year, it's comforting that we can draw on our experience managing portfolios through all market environments. This has taught us to remain calm in the face of turmoil. It's imperative that investors do the same, as opposed to chasing short-term trends and acting emotionally. It is our view that a long-term plan, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerances are some of the key ingredients for staying the course and progressing on investment goals.

As ever, there will be challenges ahead. The Fed has declared its intent to continue raising rates even as some elevated inflation readings begin to decline. Labor shortages, ongoing supply chain issues, elevated energy prices, and the Russia-Ukraine war are among the headwinds investors continue to navigate. There's even been some chatter about a possible recession in 2023.

Although no one can definitively predict what markets will do in the future, we can assure you that the investment professionals at all our independent franchises continually monitor the environment and work hard to position portfolios opportunistically no matter what the markets bring.

On the following pages, you will find information relating to your USAA® Mutual Fund, brought to you by Victory Capital. If you have any questions regarding the current market dynamics or your specific portfolio or investment plan, we encourage you to contact our representatives. Call (800) 235-8396 or visit our website at www.vcm.com.

From all of us here at Victory Capital, thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

3

USAA Small Cap Stock Fund

Managers' Commentary

(Unaudited)

•  What were the market conditions during the reporting period?

Financial markets produced broadly flat returns during the early part of the annual reporting period ended July 31, 2022. Conditions were initially supportive in August thanks to positive economic data and continued strength in corporate earnings. The picture changed in September, however, as investors began to focus on risk factors such as supply-chain disruptions and rising inflation. In addition, the U.S. Federal Reserve (the "Fed") indicated it may begin tapering its stimulative quantitative easing policy — a development investors took as an indication that the first interest-rate increases may be on the way in 2022. News flow from overseas also took a negative turn in September, with the emergence of energy shortages in Europe and worries that the debt problems of Chinese property developer Evergrande could have a broader, systemic effect on China's economy.

Despite a number of headwinds to sentiment, U.S. equities posted solid gains in the fourth quarter of 2021 as reflected in the 11.03% return for the bellwether S&P 500® Index. The markets faced a shift in Fed policy as persistent inflation, driven by supply chain issues and rising commodity prices, led the central bank to announce, and subsequently accelerate, the tapering of its bond purchases that have helped keep longer-term borrowing costs low. In addition, the Fed began to signal the likelihood of two or more hikes in its benchmark overnight lending rate in 2022, representing a moving forward of the prior timetable. Prolonged negotiations over President Biden's Build Back Better spending bill put into question a source of anticipated fiscal stimulus. Finally, investors had to contend with the rapid emergence and spread of the Omicron variant of COVID-19, which threatened a new wave of lockdowns. Nonetheless, most major U.S. equity indices closed 2021 at or near all-time highs, supported by robust corporate profits and investor inflows given fixed income yields that remained unattractive.

The Russian invasion of Ukraine in February of 2022 added significant volatility to both equity and bond markets that were already concerned with elevated levels of inflation, a hawkish Fed, and rising interest rates. In the first quarter of 2022, the combination of widening credit spreads and rising interest rates led to the worst quarter for the Bloomberg U.S. Aggregate Bond Index in 40 years. Equity markets did not fare any better as the bellwether S&P 500® also posted a negative return during the quarter. With the Fed now embarking on a tightening cycle, the markets remained focused on the Fed and whether it can engineer a soft landing amidst the highest inflation readings in 40 years.

The second quarter of 2022 saw continued pressure on stocks and bonds. The Fed's hawkish pivot, which started in the fourth quarter of 2021, continued to put pressure on equity valuation multiples, especially for long-duration growth stocks. With inflation readings hitting four-decade highs, the Fed now faced an increasingly difficult task of implementing policy strong enough to tame inflation and provide a "soft landing" for the economy, while not being too aggressive and tilting the economy into recession. This risk contributed to the heightened stock market volatility, in addition to mounting COVID-related lockdowns in China, rising oil prices, and the ongoing conflict between Russia and the Ukraine.

4

USAA Small Cap Stock Fund

Managers' Commentary (continued)

In May the Fed raised rates by 50 basis points (a basis point is 1/100th of a percentage point) and by an additional 75 basis points in both June and July to combat inflation. Stocks and bonds began to rally in mid-June and continued to move higher through the end of the reporting period in July. Factors contributing to the rally included declining oil prices, economic data that was generally supportive of the underlying strength of the economy, and second quarter earnings season that was better than feared. The yield on the 10-Year U.S. Treasury Note declined almost 100 basis points over this period, inverting the yield curve, and reflecting a near-term shift in sentiment that the Fed might not need to be quite as aggressive as initially feared.

•  How did the USAA Small Cap Stock Fund (the "Fund") perform during the reporting period?

The Fund has two share classes: Fund Shares and Institutional Shares. For the reporting period ended July 31, 2022, the Fund Shares and Institutional Shares had total returns of -13.71% and -13.60%, respectively. This compares to returns of -14.29% for the Russell 2000® Index (the "Index"), -6.24% for the S&P SmallCap 600® Index, and -6.56% for the Lipper Small-Cap Core Funds Index.

Victory Capital Management Inc. ("VCM") is the Fund's investment adviser. As the investment adviser, VCM employs dedicated resources to support the research, selection, and monitoring of the Fund's subadviser. Granahan Investment Management, Inc., is an external subadviser to the Fund, while Munder Capital Management, RS Investments Value, and THB Asset Management are VCM investment franchises that each manage portions of the Fund. Primary responsibility for the day-to-day discretionary management of the Fund lies with the subadviser and the investment franchises.

•  What strategies did you employ during the reporting period?

For the reporting period, the Fund outperformed the Index as stock selection was the main contributor to performance while sector allocations had a negative effect. In terms of allocation, an overweight position in information technology hurt performance, while an underweight to healthcare helped. Stock selection within industrials detracted from performance while stock selection in information technology was a positive contributor.

Thank you for allowing us to assist you with your investment needs.

5

USAA Small Cap Stock Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended July 31, 2022

	Fund Shares	Institutional Shares
INCEPTION DATE	8/2/99	8/1/08
	Net Asset Value	Net Asset Value	Russell 2000® Index[1]	S&P SmallCap 600 Index[2]	Lipper Small-Cap Core Funds Index[3]
One Year	–13.71%	–13.60%	–14.29%	–6.24%	–6.56%
Five Year	8.87%	8.98%	7.12%	9.06%	8.22%
Ten Year	10.41%	10.56%	10.60%	12.42%	10.97%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Small Cap Stock Fund — Growth of $10,000

1The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The S&P SmallCap 600® Index is a market-value-weighted index consisting of 600 domestic stocks chosen for market size, liquidity, and industry group representation. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

3The Lipper Small-Cap Core Funds Index tracks the total return performance of funds within the Lipper Small-Cap Core Funds category. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

6

USAA Mutual Funds Trust USAA Small Cap Stock Fund	July 31, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks long-term growth of capital.

Top 10 Equity Holdings*:

July 31, 2022

(% of Net Assets)

Chart Industries, Inc.	0.9%
Perficient, Inc.	0.8%
Halozyme Therapeutics, Inc.	0.8%
RBC Bearings, Inc.	0.8%
Stifel Financial Corp.	0.8%
Callaway Golf Co.	0.7%
Diodes, Inc.	0.6%
ExlService Holdings, Inc.	0.6%
First Busey Corp.	0.6%
Array Technologies, Inc.	0.6%

Sector Allocation*:

July 31, 2022

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

USAA Mutual Funds Trust USAA Small Cap Stock Fund	Schedule of Portfolio Investments July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (99.0%)
Communication Services (2.2%):
AMC Networks, Inc. Class A (a)	12,433	$379
Bumble, Inc. Class A (a)	6,653	252
Chicken Soup For The Soul Entertainment, Inc. (a) (b)	62,448	577
Cian PLC, ADR (a) (c) (d)	914	—	(e)
Cinemark Holdings, Inc. (a) (b)	92,000	1,686
EverQuote, Inc. Class A (a)	11,350	119
Genius Sports Ltd. (a)	68,491	177
Gray Television, Inc.	158,801	2,949
iHeartMedia, Inc. Class A (a)	29,128	218
Iridium Communications, Inc. (a)	37,985	1,698
John Wiley & Sons, Inc. Class A	16,925	884
Lions Gate Entertainment Corp. Class B (a)	105,800	879
Madison Square Garden Sports Corp. (a)	11,630	1,789
Magnite, Inc. (a)	398,151	3,042
Radius Global Infrastructure, Inc. Class A (a)	63,815	975
TechTarget, Inc. (a)	33,623	2,192
The Marcus Corp. (a) (b)	55,790	917
Thryv Holdings, Inc. (a)	21,129	514
World Wrestling Entertainment, Inc. Class A	19,610	1,359
Ziff Davis, Inc. (a)	9,214	755
		21,361
Consumer Discretionary (9.3%):
1-800-Flowers.com, Inc. Class A (a)	46,591	465
Abercrombie & Fitch Co. (a)	63,045	1,123
Academy Sports & Outdoors, Inc.	65,152	2,803
Acushnet Holdings Corp.	59,797	2,914
Adtalem Global Education, Inc. (a)	12,080	484
Asbury Automotive Group, Inc. (a)	14,484	2,486
Big Lots, Inc. (b)	19,860	401
BJ's Restaurants, Inc. (a)	145,652	3,418
Bloomin' Brands, Inc.	124,613	2,541
Bright Horizons Family Solutions, Inc. (a)	2,177	204
Brinker International, Inc. (a)	36,500	1,013
Brunswick Corp.	27,487	2,202
Burlington Stores, Inc. (a)	5,471	772
Callaway Golf Co. (a)	301,327	6,915
Carter's, Inc.	12,610	1,027
Cavco Industries, Inc. (a)	5,976	1,541
Chegg, Inc. (a)	19,292	411
Dana, Inc.	65,370	1,096
Dave & Buster's Entertainment, Inc. (a)	27,878	1,042
Dine Brands Global, Inc.	11,440	816
Etsy, Inc. (a)	1,268	132
F45 Training Holdings, Inc. (a) (b)	154,180	304
First Watch Restaurant Group, Inc. (a)	8,672	144
Five Below, Inc. (a)	6,460	821
Fox Factory Holding Corp. (a)	26,495	2,508

See notes to financial statements.

8

USAA Mutual Funds Trust USAA Small Cap Stock Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Gentherm, Inc. (a)	12,785	$825
Green Brick Partners, Inc. (a)	29,434	789
Group 1 Automotive, Inc.	16,711	2,957
Kohl's Corp.	24,406	711
Kura Sushi USA, Inc. Class A (a)	13,180	1,113
Legacy Housing Corp. (a)	50,043	680
Life Time Group Holdings, Inc. (a)	24,054	349
Light & Wonder, Inc. (a)	51,566	2,627
Lithia Motors, Inc.	2,449	650
Macy's, Inc.	86,536	1,527
Marriott Vacations Worldwide Corp.	10,800	1,479
Meritage Homes Corp. (a)	24,033	2,122
Movado Group, Inc.	74,121	2,519
Perdoceo Education Corp. (a)	78,689	1,078
Polaris, Inc.	9,252	1,085
Porch Group, Inc. (a) (b)	340,357	657
Portillo's, Inc. Class A (a) (b)	60,110	1,372
PVH Corp.	18,270	1,131
Revolve Group, Inc. (a)	6,222	176
Signet Jewelers Ltd.	34,469	2,101
Skyline Champion Corp. (a)	36,216	2,292
Smith & Wesson Brands, Inc.	32,782	477
Steven Madden Ltd.	97,200	3,081
Stoneridge, Inc. (a)	37,642	708
Sweetgreen, Inc. Class A (a)	26,002	409
Taylor Morrison Home Corp. (a)	56,992	1,636
The Goodyear Tire & Rubber Co. (a)	140,003	1,719
The Lovesac Co. (a)	7,010	218
The Wendy's Co.	43,860	922
Thor Industries, Inc.	44,942	3,790
ThredUp, Inc. Class A (a)	412,949	929
Torrid Holdings, Inc. (a) (b)	94,088	382
Tri Pointe Homes, Inc. (a)	151,261	2,801
Under Armour, Inc. Class C (a)	74,470	615
Victoria's Secret & Co. (a)	30,627	1,132
Visteon Corp. (a)	19,870	2,535
Winnebago Industries, Inc.	8,415	508
Wolverine World Wide, Inc.	115,955	2,606
		90,291
Consumer Staples (2.3%):
Albertsons Cos., Inc. Class A	30,742	825
Celsius Holdings, Inc. (a)	17,265	1,536
Coty, Inc. Class A (a)	221,073	1,618
Grocery Outlet Holding Corp. (a)	23,650	1,010
MGP Ingredients, Inc.	11,050	1,162
Performance Food Group Co. (a)	83,460	4,149
Sovos Brands, Inc. (a)	117,453	1,663
Spectrum Brands Holdings, Inc.	21,550	1,499
Sprouts Farmers Market, Inc. (a)	18,544	513
The Andersons, Inc.	27,109	981

See notes to financial statements.

9

USAA Mutual Funds Trust USAA Small Cap Stock Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
The Beauty Health Co. (a)	97,500	$1,299
The Simply Good Foods Co. (a)	39,300	1,282
The Vita Coco Co., Inc. (a) (b)	142,712	1,720
U.S. Foods Holding Corp. (a)	49,150	1,548
Universal Corp.	24,565	1,373
USANA Health Sciences, Inc. (a)	9,997	696
		22,874
Energy (5.1%):
Antero Resources Corp. (a)	20,689	820
Cactus, Inc. Class A	105,557	4,390
California Resources Corp.	37,555	1,685
Chord Energy Corp.	17,426	2,235
Civitas Resources, Inc.	29,721	1,752
Clean Energy Fuels Corp. (a)	38,750	251
CNX Resources Corp. (a)	65,279	1,127
Comstock Resources, Inc. (a)	35,980	573
CONSOL Energy, Inc. (a)	34,131	2,093
CVR Energy, Inc.	76,821	2,577
DHT Holdings, Inc.	130,577	858
Expro Group Holdings NV (a)	235,857	2,873
Frontline Ltd. (a) (b)	66,667	639
Green Plains, Inc. (a)	117,051	4,216
Magnolia Oil & Gas Corp. Class A	127,619	3,080
Matador Resources Co.	24,925	1,440
New Fortress Energy, Inc.	17,325	848
Northern Oil and Gas, Inc.	44,600	1,286
Ovintiv, Inc.	35,904	1,834
PDC Energy, Inc.	36,480	2,396
Peabody Energy Corp. (a)	16,447	345
Plains GP Holdings LP Class A	101,310	1,134
RPC, Inc. (a)	647,051	5,280
SM Energy Co.	15,487	639
Solaris Oilfield Infrastructure, Inc. Class A	142,971	1,586
Talos Energy, Inc. (a)	144,477	2,738
World Fuel Services Corp.	44,375	1,230
		49,925
Financials (17.1%):
1st Source Corp.	20,616	994
American Business Bank (a)	18,762	773
Ameris Bancorp	51,500	2,435
Apollo Commercial Real Estate Finance, Inc.	65,054	831
Artisan Partners Asset Management, Inc. Class A	42,500	1,690
Assured Guaranty Ltd.	25,300	1,477
Atlantic Union Bankshares Corp.	68,645	2,374
Axos Financial, Inc. (a)	7,191	300
B Riley Financial, Inc.	10,016	516
Banc of California, Inc.	91,300	1,599
Bank of Hawaii Corp.	24,320	1,948
Banner Corp.	59,860	3,711

See notes to financial statements.

10

USAA Mutual Funds Trust USAA Small Cap Stock Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Blackstone Mortgage Trust, Inc. Class A	116,104	$3,596
Brighthouse Financial, Inc. (a)	25,097	1,090
Cathay General Bancorp	37,351	1,558
Coastal Financial Corp. (a)	30,605	1,262
Colony Bankcorp, Inc.	25,372	368
Customers Bancorp, Inc. (a)	51,726	1,975
Eagle Bancorp, Inc.	18,917	927
Eastern Bankshares, Inc.	145,510	2,968
Employers Holdings, Inc.	59,892	2,378
Enova International, Inc. (a)	33,408	1,153
Essent Group Ltd.	31,210	1,303
FB Financial Corp.	45,065	1,931
Federated Hermes, Inc.	139,540	4,760
First BanCorp/Puerto Rico	289,758	4,372
First Bancorp/Southern Pines NC	31,970	1,211
First Busey Corp.	247,494	6,101
First Merchants Corp.	54,800	2,276
First Western Financial, Inc. (a)	23,715	664
Globe Life, Inc.	29,910	3,013
Hagerty, Inc. Class A (a) (b)	74,290	853
Hancock Whitney Corp.	29,242	1,427
Heritage Financial Corp.	41,200	1,072
Home BancShares, Inc.	228,950	5,403
Hope Bancorp, Inc.	112,490	1,692
Horace Mann Educators Corp.	32,376	1,109
International Bancshares Corp.	35,244	1,546
James River Group Holdings Ltd.	156,043	3,708
Kemper Corp.	68,030	3,184
Kinsale Capital Group, Inc.	12,509	3,042
Ladder Capital Corp.	116,880	1,389
LendingTree, Inc. (a)	30,685	1,399
MGIC Investment Corp.	120,213	1,700
Morningstar, Inc.	5,154	1,316
Mr. Cooper Group, Inc. (a)	17,880	805
NMI Holdings, Inc. Class A (a)	68,401	1,296
Northwest Bancshares, Inc.	100,500	1,445
OFG Bancorp	66,511	1,827
Pacific Premier Bancorp, Inc.	67,050	2,256
Palomar Holdings, Inc. (a)	27,508	1,716
Pathward Financial, Inc.	20,744	699
Pennymac Mortgage Investment Trust	74,339	1,142
Pinnacle Financial Partners, Inc.	13,760	1,088
Primerica, Inc.	30,940	3,982
ProAssurance Corp.	54,119	1,198
Prosperity Bancshares, Inc.	28,248	2,093
Radian Group, Inc.	118,887	2,660
RLI Corp.	11,935	1,313
Sandy Spring Bancorp, Inc.	42,200	1,743
Silvercrest Asset Management Group, Inc. Class A	117,453	2,091
Silvergate Capital Corp. Class A (a)	22,050	2,057

See notes to financial statements.

11

USAA Mutual Funds Trust USAA Small Cap Stock Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
SLM Corp.	58,747	$916
South Plains Financial, Inc.	26,920	711
SouthState Corp.	63,188	5,356
Starwood Property Trust, Inc.	51,000	1,205
StepStone Group, Inc. Class A	76,336	2,034
Stewart Information Services Corp.	14,227	778
Stifel Financial Corp.	126,575	7,570
StoneX Group, Inc. (a)	11,380	992
Synovus Financial Corp.	126,825	5,121
Texas Capital Bancshares, Inc. (a)	68,357	4,007
The Bank of NT Butterfield & Son Ltd.	111,679	3,785
The Hanover Insurance Group, Inc.	7,928	1,082
Tradeweb Markets, Inc. Class A	27,495	1,939
UMB Financial Corp.	14,400	1,303
United Community Banks, Inc.	80,000	2,722
Virtus Investment Partners, Inc.	6,000	1,238
Washington Federal, Inc.	30,210	1,031
White Mountains Insurance Group Ltd.	2,460	3,049
Wintrust Financial Corp.	22,330	1,921
		166,565
Health Care (16.0%):
4D Molecular Therapeutics, Inc. (a)	7,121	67
Aerie Pharmaceuticals, Inc. (a)	61,508	431
Affimed NV (a)	231,743	656
Akero Therapeutics, Inc. (a)	14,961	153
Akoya Biosciences, Inc. (a) (b)	24,800	349
Alkermes PLC (a)	29,253	749
Alpha Teknova, Inc. (a)	24,008	156
American Well Corp. Class A (a)	263,872	1,029
Apellis Pharmaceuticals, Inc. (a)	25,259	1,422
Arcus Biosciences, Inc. (a)	35,087	933
Arrowhead Pharmaceuticals, Inc. (a)	20,444	870
Aurinia Pharmaceuticals, Inc. (a)	90,758	742
Avidity Biosciences, Inc. (a)	13,310	217
Beam Therapeutics, Inc. (a) (b)	24,479	1,542
Bicycle Therapeutics PLC, ADR (a)	30,484	718
BioLife Solutions, Inc. (a)	70,700	1,362
BioMarin Pharmaceutical, Inc. (a)	2,993	258
Biomerica, Inc. (a)	123,488	342
Blueprint Medicines Corp. (a)	23,030	1,176
Brookdale Senior Living, Inc. (a)	216,933	1,046
C4 Therapeutics, Inc. (a) (b)	2,657	26
Cabaletta Bio, Inc. (a)	37,005	44
Castle Biosciences, Inc. (a)	102,182	2,857
Catalyst Pharmaceuticals, Inc. (a)	49,371	506
Cerus Corp. (a)	74,444	402
ChemoCentryx, Inc. (a)	42,950	1,014
Codiak Biosciences, Inc. (a)	66,385	174
Collegium Pharmaceutical, Inc. (a)	17,343	298
Community Health Systems, Inc. (a)	42,040	125

See notes to financial statements.

12

USAA Mutual Funds Trust USAA Small Cap Stock Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Corcept Therapeutics, Inc. (a)	47,487	$1,361
CorVel Corp. (a)	26,630	4,391
CRISPR Therapeutics AG (a) (b)	14,082	1,056
CryoPort, Inc. (a)	27,374	1,018
CytoSorbents Corp. (a) (b)	188,336	429
Definitive Healthcare Corp. (a)	78,999	2,052
Dynavax Technologies Corp. (a)	68,075	979
Encompass Health Corp.	56,698	2,870
Enhabit, Inc. (a)	53,490	937
Evolent Health, Inc. Class A (a)	72,487	2,464
Fate Therapeutics, Inc. (a)	51,695	1,578
Figs, Inc. Class A (a)	100,700	1,064
Fulgent Genetics, Inc. (a)	11,060	661
Fusion Pharmaceuticals, Inc. (a)	46,129	108
Gamida Cell Ltd. (a) (b)	91,069	152
Generation Bio Co. (a)	12,604	80
Genetron Holdings Ltd., ADR (a)	58,392	62
Globus Medical, Inc. (a)	22,145	1,300
Haemonetics Corp. (a)	40,057	2,784
Halozyme Therapeutics, Inc. (a)	160,142	7,831
Health Catalyst, Inc. (a)	72,913	1,221
HealthEquity, Inc. (a)	24,892	1,448
Henry Schein, Inc. (a)	12,330	972
Heska Corp. (a)	10,650	974
Horizon Therapeutics PLC (a)	10,501	871
iCAD, Inc. (a)	149,916	559
ICU Medical, Inc. (a)	6,202	1,099
IGM Biosciences, Inc. (a) (b)	8,560	138
Immunocore Holdings PLC, ADR (a) (b)	7,487	345
ImmunoGen, Inc. (a)	304,044	1,441
Inari Medical, Inc. (a)	26,760	2,076
Inmode Ltd. (a)	8,916	296
Instil Bio, Inc. (a) (b)	11,208	63
Insulet Corp. (a)	5,671	1,405
Integer Holdings Corp. (a)	31,118	2,175
Intellia Therapeutics, Inc. (a)	37,866	2,452
IO Biotech, Inc. (a)	914	4
Iovance Biotherapeutics, Inc. (a)	26,568	310
Ironwood Pharmaceuticals, Inc. (a)	127,388	1,459
iTeos Therapeutics, Inc. (a)	20,331	497
Kezar Life Sciences, Inc. (a)	44,350	433
Kiniksa Pharmaceuticals Ltd. Class A (a)	90,154	893
LianBio, ADR (a) (b)	160,058	367
Ligand Pharmaceuticals, Inc. (a)	18,736	1,724
Maravai LifeSciences Holdings, Inc. Class A (a)	11,840	309
Medpace Holdings, Inc. (a)	29,175	4,946
Merit Medical Systems, Inc. (a)	38,805	2,231
Mesa Laboratories, Inc.	8,284	1,767
Multiplan Corp. (a) (b)	118,553	600
Myriad Genetics, Inc. (a)	14,708	388

See notes to financial statements.

13

USAA Mutual Funds Trust USAA Small Cap Stock Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
NanoString Technologies, Inc. (a)	35,628	$456
Natera, Inc. (a)	57,396	2,698
Neogen Corp. (a) (b)	90,024	2,082
NeoGenomics, Inc. (a)	36,211	366
Neurocrine Biosciences, Inc. (a)	3,574	336
Nupathe, Inc. (a) (c) (d) (h)	133,709	—
Nurix Therapeutics, Inc. (a)	6,432	103
NuVasive, Inc. (a)	55,869	2,934
Olink Holding AB, ADR (a) (b)	79,825	1,074
Omnicell, Inc. (a)	24,591	2,708
OPKO Health, Inc. (a)	139,487	329
Organogenesis Holdings, Inc. (a)	82,227	472
ORIC Pharmaceuticals, Inc. (a)	40,110	147
OrthoPediatrics Corp. (a)	46,631	2,203
Oyster Point Pharma, Inc. (a) (b)	4,427	27
Pacific Biosciences of California, Inc. (a) (b)	194,887	852
Pacira BioSciences, Inc. (a)	29,387	1,662
Patterson Cos., Inc.	52,100	1,618
Perrigo Co. PLC	37,661	1,577
Pliant Therapeutics, Inc. (a)	41,700	724
PMV Pharmaceuticals, Inc. (a) (b)	2,987	45
PolyPid Ltd. (a)	88,426	447
Prestige Consumer Healthcare, Inc. (a)	8,301	501
Prothena Corp. PLC (a)	24,015	746
Pulmonx Corp. (a)	20,261	345
Quanterix Corp. (a)	102,245	1,635
RadNet, Inc. (a)	35,019	720
Reata Pharmaceuticals, Inc. Class A (a)	7,781	239
Recursion Pharmaceuticals, Inc. Class A (a)	2,280	19
Renalytix PLC, ADR (a) (b)	16,398	41
Repligen Corp. (a)	11,910	2,541
Revance Therapeutics, Inc. (a)	55,686	864
Select Medical Holdings Corp.	75,300	2,230
Semler Scientific, Inc. (a)	2,528	78
Shockwave Medical, Inc. (a)	5,500	1,160
SI-BONE, Inc. (a)	82,098	1,103
Silk Road Medical, Inc. (a)	17,956	817
Singular Genomics Systems, Inc. (a) (b)	51,646	197
STAAR Surgical Co. (a)	66,950	5,403
Stoke Therapeutics, Inc. (a)	54,225	802
Supernus Pharmaceuticals, Inc. (a)	80,383	2,552
Sutro Biopharma, Inc. (a)	26,306	154
Tandem Diabetes Care, Inc. (a)	22,580	1,495
TCR2 Therapeutics, Inc. (a)	71,912	229
Tenet Healthcare Corp. (a)	45,482	3,007
TG Therapeutics, Inc. (a)	25,140	151
The Ensign Group, Inc.	60,268	4,803
Veracyte, Inc. (a)	206,743	5,446
Vericel Corp. (a)	158,981	5,173
Xencor, Inc. (a)	25,132	721

See notes to financial statements.

14

USAA Mutual Funds Trust USAA Small Cap Stock Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Xenon Pharmaceuticals, Inc. (a)	40,483	$1,342
Zai Lab Ltd., ADR (a)	8,110	329
Zimvie, Inc. (a)	76,120	1,478
Zymeworks, Inc. (a)	60,900	356
		155,841
Industrials (18.0%):
AAON, Inc.	38,081	2,291
AAR Corp. (a)	27,310	1,216
ABM Industries, Inc.	89,675	4,021
AGCO Corp.	10,700	1,165
Alta Equipment Group, Inc. (a)	48,785	548
Altra Industrial Motion Corp.	79,206	3,305
Ameresco, Inc. Class A (a)	14,368	822
Apogee Enterprises, Inc.	19,193	799
Applied Industrial Technologies, Inc.	19,101	1,921
ArcBest Corp.	10,015	887
Arcosa, Inc.	30,099	1,552
Array Technologies, Inc. (a)	343,521	5,788
ASGN, Inc. (a)	18,351	1,904
Atkore, Inc. (a)	20,580	2,043
Atlas Air Worldwide Holdings, Inc. (a)	9,246	700
Axon Enterprise, Inc. (a)	11,897	1,311
Brady Corp. Class A	20,196	966
BWX Technologies, Inc.	46,245	2,621
CACI International, Inc. Class A (a)	5,790	1,750
Casella Waste Systems, Inc. (a)	64,951	5,258
Chart Industries, Inc. (a)	43,212	8,430
Clean Harbors, Inc. (a)	19,638	1,916
Columbus McKinnon Corp.	44,429	1,471
Construction Partners, Inc. Class A (a)	19,944	474
CoStar Group, Inc. (a)	17,200	1,249
Crane Holdings Co.	19,686	1,948
Curtiss-Wright Corp.	14,284	2,049
EMCOR Group, Inc.	49,011	5,703
Encore Wire Corp.	14,631	2,026
Energy Recovery, Inc. (a)	7,066	157
Enovix Corp. (a) (b)	115,086	1,533
EnPro Industries, Inc.	12,019	1,124
ESCO Technologies, Inc.	21,833	1,693
Evoqua Water Technologies Corp. (a)	78,328	2,985
Exponent, Inc.	42,878	4,309
Federal Signal Corp.	35,950	1,493
Finning International, Inc.	24,740	541
Fluor Corp. (a)	80,840	2,054
Forward Air Corp.	31,843	3,341
FTI Consulting, Inc. (a)	8,703	1,423
Gibraltar Industries, Inc. (a)	59,472	2,783
GMS, Inc. (a)	19,316	1,025
H&E Equipment Services, Inc.	28,510	1,019
Hawaiian Holdings, Inc. (a)	77,000	1,152

See notes to financial statements.

15

USAA Mutual Funds Trust USAA Small Cap Stock Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Helios Technologies, Inc.	16,050	$1,105
Hexcel Corp.	90,624	5,484
Hub Group, Inc. Class A (a)	22,400	1,711
Hudson Technologies, Inc. (a)	68,782	613
Hyster-Yale Materials Handling, Inc.	49,760	1,721
IAA, Inc. (a)	57,306	2,162
ICF International, Inc.	13,980	1,319
Kaman Corp.	17,540	540
Kirby Corp. (a)	21,687	1,376
Kornit Digital Ltd. (a)	133,087	3,621
Kratos Defense & Security Solutions, Inc. (a)	69,680	1,003
Landstar System, Inc.	26,601	4,165
Masonite International Corp. (a)	7,479	681
Matson, Inc.	4,291	393
Matthews International Corp. Class A	37,699	1,054
Maxar Technologies, Inc.	61,632	1,694
McGrath RentCorp	25,020	2,111
Mueller Industries, Inc.	24,294	1,636
NOW, Inc. (a)	511,298	5,655
Owens Corning	21,587	2,002
PGT Innovations, Inc. (a)	57,703	1,264
Primoris Services Corp.	17,380	406
Proto Labs, Inc. (a)	28,317	1,384
RBC Bearings, Inc. (a)	32,374	7,640
Regal Rexnord Corp.	3,757	505
Rush Enterprises, Inc. Class A	25,643	1,236
Saia, Inc. (a)	6,325	1,504
Sensata Technologies Holding PLC	20,065	892
Shoals Technologies Group, Inc. Class A (a)	87,043	2,057
SkyWest, Inc. (a)	36,095	872
The AZEK Co., Inc. (a)	28,036	580
The Greenbrier Cos., Inc. (b)	35,718	1,137
Triton International Ltd.	27,002	1,730
UFP Industries, Inc.	40,318	3,718
UniFirst Corp.	10,892	2,134
Univar Solutions, Inc. (a)	55,005	1,487
Veritiv Corp. (a)	4,573	567
Vicor Corp. (a)	25,562	1,865
Wabash National Corp.	94,571	1,708
Werner Enterprises, Inc.	34,934	1,536
WESCO International, Inc. (a)	13,158	1,682
WillScot Mobile Mini Holdings Corp. (a)	144,939	5,596
Zurn Water Solutions Corp.	32,556	943
		175,255
Information Technology (18.9%):
908 Devices, Inc. (a) (b)	128,740	2,897
ACV Auctions, Inc. Class A (a)	3,736	28
Advanced Energy Industries, Inc.	61,999	5,548
Airgain, Inc. (a)	135,585	1,120
Akoustis Technologies, Inc. (a) (b)	204,538	875

See notes to financial statements.

16

USAA Mutual Funds Trust USAA Small Cap Stock Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Allegro MicroSystems, Inc. (a)	138,054	$3,428
Alteryx, Inc. Class A (a)	4,642	225
Ambarella, Inc. (a)	31,355	2,714
Amkor Technology, Inc.	38,317	773
Appian Corp. (a)	592	29
Arteris, Inc. (a) (b)	73,056	589
Avaya Holdings Corp. (a)	130,057	117
AXT, Inc. (a)	226,767	1,989
Azenta, Inc.	68,180	4,654
Belden, Inc.	44,253	2,864
Blackline, Inc. (a)	22,658	1,432
BM Technologies, Inc. (a) (b)	7,293	44
C3.ai, Inc. Class A (a) (b)	9,016	166
CEVA, Inc. (a)	73,361	2,731
Ciena Corp. (a)	37,767	1,949
Conduent, Inc. (a)	204,000	951
Couchbase, Inc. (a) (b)	3,920	60
Coupa Software, Inc. (a)	2,550	167
CS Disco, Inc. (a) (b)	44,513	1,092
CyberArk Software Ltd. (a)	6,370	829
Digital Turbine, Inc. (a)	208,097	4,177
Diodes, Inc. (a)	76,889	6,256
Domo, Inc. Class B (a)	14,009	392
DoubleVerify Holdings, Inc. (a)	3,802	87
Dropbox, Inc. Class A (a)	18,219	414
Ebix, Inc.	18,681	442
Elastic NV (a)	29,108	2,325
Endava PLC, ADR (a)	16,983	1,732
Enphase Energy, Inc. (a)	6,819	1,938
ePlus, Inc. (a)	88,061	4,894
Euronet Worldwide, Inc. (a)	53,831	5,290
EVERTEC, Inc.	111,121	4,333
ExlService Holdings, Inc. (a)	36,405	6,130
Expensify, Inc. Class A (a) (b)	64,009	1,278
Extreme Networks, Inc. (a)	95,659	1,251
First Solar, Inc. (a)	6,000	595
Flywire Corp. (a)	11,529	270
ForgeRock, Inc. Class A (a) (b)	3,915	79
FormFactor, Inc. (a)	153,070	5,443
Freshworks, Inc. Class A (a) (b)	39,601	519
Globant SA (a)	10,488	2,090
Grid Dynamics Holdings, Inc. (a)	39,650	748
Guidewire Software, Inc. (a)	16,000	1,244
Harmonic, Inc. (a)	195,613	2,136
Infinera Corp. (a)	174,068	1,140
Insight Enterprises, Inc. (a)	45,719	4,271
Intapp, Inc. (a)	784	12
InterDigital, Inc.	10,034	616
JFrog Ltd. (a) (b)	73,065	1,622
Kulicke & Soffa Industries, Inc.	27,089	1,304
Limelight Networks, Inc. (a)	1,143,268	2,892

See notes to financial statements.

17

USAA Mutual Funds Trust USAA Small Cap Stock Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
LivePerson, Inc. (a)	10,317	$141
Mitek Systems, Inc. (a)	95,139	1,035
Monday.com Ltd. (a) (b)	392	40
Monolithic Power Systems, Inc.	2,265	1,053
Napco Security Technologies, Inc. (a)	117,523	3,016
NCR Corp. (a)	80,110	2,600
NetScout Systems, Inc. (a)	30,100	1,071
Nutanix, Inc. Class A (a)	68,834	1,041
Onto Innovation, Inc. (a)	24,538	2,043
OSI Systems, Inc. (a)	21,046	2,035
PagerDuty, Inc. (a)	46,731	1,212
PAR Technology Corp. (a)	9,849	410
Paycom Software, Inc. (a)	800	264
Paylocity Holding Corp. (a)	3,134	645
Paysafe Ltd. (a) (b)	333,169	670
Perficient, Inc. (a)	78,145	8,246
Photronics, Inc. (a)	35,777	852
Ping Identity Holding Corp. (a)	37,086	636
Plexus Corp. (a)	19,556	1,837
Power Integrations, Inc.	19,447	1,653
Progress Software Corp.	51,542	2,420
PROS Holdings, Inc. (a)	89,310	2,176
PTC, Inc. (a)	16,224	2,002
Pure Storage, Inc. Class A (a)	103,483	2,934
Qualys, Inc. (a)	13,289	1,626
Radware Ltd. (a)	78,614	1,818
Rapid7, Inc. (a)	44,665	2,857
Sanmina Corp. (a)	75,814	3,491
SentinelOne, Inc. Class A (a) (b)	39,745	988
Shift4 Payments, Inc. Class A (a)	15,165	552
ShotSpotter, Inc. (a)	12,534	421
Sierra Wireless, Inc. (a)	31,850	792
Silicon Laboratories, Inc. (a)	9,496	1,400
SiTime Corp. (a)	10,853	2,018
Smartsheet, Inc. Class A (a)	31,586	949
Sprout Social, Inc. Class A (a)	22,160	1,155
SPS Commerce, Inc. (a)	9,661	1,157
Stratasys Ltd. (a)	16,378	337
TaskUS, Inc. Class A (a)	71,083	1,495
Toast, Inc. Class A (a) (b)	44,159	706
TTEC Holdings, Inc.	8,451	618
Ultra Clean Holdings, Inc. (a)	6,324	213
Varonis Systems, Inc. (a)	42,187	1,073
Veeco Instruments, Inc. (a)	174,036	3,794
Verint Systems, Inc. (a)	73,946	3,377
Veritone, Inc. (a) (b)	46,350	326
Verra Mobility Corp. (a)	89,700	1,479
Vishay Intertechnology, Inc.	59,251	1,224
Vizio Holding Corp. Class A (a) (b)	94,424	865
Western Digital Corp. (a)	20,041	984
WNS Holdings Ltd., ADR (a)	58,914	5,108

See notes to financial statements.

18

USAA Mutual Funds Trust USAA Small Cap Stock Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Workiva, Inc. (a)	4,840	$317
Zeta Global Holdings Corp. Class A (a) (b)	66,583	356
		184,719
Materials (3.2%):
AdvanSix, Inc.	36,980	1,453
Allegheny Technologies, Inc. (a)	46,000	1,145
Avient Corp.	38,000	1,640
Balchem Corp.	11,961	1,624
CF Industries Holdings, Inc.	7,885	753
Commercial Metals Co.	79,325	3,143
Compass Minerals International, Inc.	12,260	456
Constellium SE (a)	73,650	1,078
FMC Corp.	8,530	948
Franco-Nevada Corp.	8,813	1,128
Graphic Packaging Holding Co.	132,740	2,953
Intrepid Potash, Inc. (a)	18,450	841
Materion Corp.	13,355	1,094
Methanex Corp.	29,043	1,080
Minerals Technologies, Inc.	12,339	824
Neo Performance Materials, Inc.	16,440	187
O-I Glass, Inc. (a)	127,465	1,875
Olin Corp.	42,530	2,223
Schweitzer-Mauduit International, Inc.	30,800	673
Summit Materials, Inc. Class A (a)	94,043	2,587
Trinseo PLC	12,541	449
UFP Technologies, Inc. (a)	28,562	2,300
Warrior Met Coal, Inc.	19,741	630
		31,084
Real Estate (4.8%):
Alexander & Baldwin, Inc.	55,200	1,099
American Assets Trust, Inc.	30,105	910
Ashford Hospitality Trust, Inc. (a) (b)	52,667	459
Broadstone Net Lease, Inc.	58,805	1,333
CareTrust REIT, Inc.	76,568	1,581
CoreCivic, Inc. (a)	35,038	377
Corporate Office Properties Trust	75,620	2,129
DiamondRock Hospitality Co. (a)	250,593	2,326
DigitalBridge Group, Inc. (a)	77,273	423
Easterly Government Properties, Inc.	121,815	2,469
Equity Commonwealth (a)	91,400	2,564
Essential Properties Realty Trust, Inc.	65,500	1,580
Four Corners Property Trust, Inc.	112,510	3,289
Global Medical REIT, Inc.	49,356	601
Hudson Pacific Properties, Inc.	66,600	1,002
Industrial Logistics Properties Trust	46,222	464
Innovative Industrial Properties, Inc.	6,703	646
Kennedy-Wilson Holdings, Inc.	90,950	1,879
Kite Realty Group Trust	31,577	628
LXP Industrial Trust	245,007	2,688

See notes to financial statements.

19

USAA Mutual Funds Trust USAA Small Cap Stock Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Physicians Realty Trust	78,500	$1,395
Piedmont Office Realty Trust, Inc. Class A	78,029	1,074
PotlatchDeltic Corp.	9,545	468
Retail Opportunity Investments Corp.	37,702	658
Rexford Industrial Realty, Inc.	16,128	1,055
Sabra Health Care REIT, Inc.	123,700	1,904
SITE Centers Corp.	143,000	2,089
STAG Industrial, Inc.	66,600	2,183
Summit Hotel Properties, Inc. (a)	224,542	1,763
Sunstone Hotel Investors, Inc. (a)	98,000	1,110
Terreno Realty Corp.	9,909	621
The GEO Group, Inc. (a)	61,191	401
The Macerich Co.	35,057	372
UMH Properties, Inc.	70,429	1,501
Urban Edge Properties	40,555	666
Veris Residential, Inc. (a)	90,196	1,258
		46,965
Utilities (2.1%):
ALLETE, Inc.	29,366	1,823
Avista Corp.	32,711	1,382
Black Hills Corp.	59,860	4,621
Clearway Energy, Inc. Class C	23,156	869
NorthWestern Corp.	73,472	4,074
ONE Gas, Inc.	50,870	4,321
Portland General Electric Co.	75,122	3,857
		20,947
Total Common Stocks (Cost $907,777)		965,827
Rights (0.0%) (f)
Health Care (0.0%):
Flexion Therapeutics, Inc. (a) (c) (d)	58,207	1
Total Rights (Cost $36)		1
Exchange-Traded Funds (0.1%)
iShares Russell 2000 ETF (b)	4,262	798
Total Exchange-Traded Funds (Cost $754)		798
Collateral for Securities Loaned (2.7%)^
HSBC U.S. Government Money Market Fund, I Shares, 2.15% (g)	16,452,747	16,453
Morgan Stanley Institutional Liquidity Government Portfolio, Institutional Shares, 1.98% (g)	10,000,000	10,000
Total Collateral for Securities Loaned (Cost $26,453)		26,453
Total Investments (Cost $935,020) — 101.8%		993,079
Liabilities in excess of other assets — (1.8)%		(17,519)
NET ASSETS — 100.00%		$975,560
See notes to financial statements.

20

USAA Mutual Funds Trust USAA Small Cap Stock Fund	Schedule of Portfolio Investments — continued July 31, 2022

At July 31, 2022, the Fund's investments in foreign securities were 6.0% of net assets.

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Security was fair valued based upon procedures approved by the Board of Trustees and represents less than 0.05% of net assets as of July 31, 2022.. This security is classified as Level 3 within the fair value hierarchy. (See Note 2 in the Notes to Financial Statements)

(d)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. At July 31, 2022, illiquid securities were less than 0.05% of the Fund's net assets.

(e)  Rounds to less than $1 thousand.

(f)  Amount represents less than 0.05% of net assets.

(g)  Rate disclosed is the daily yield on July 31, 2022.

(h)  Restricted security that is not registered under the Securities Act of 1933.

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

LP — Limited Partnership

PLC — Public Limited Company

REIT — Real Estate Investment Trust

See notes to financial statements.

21

USAA Mutual Funds Trust	Statement of Assets and Liabilities July 31, 2022

(Amounts in Thousands, Except Per Share Amounts)

	USAA Small Cap Stock Fund
Assets:
Investments, at value (Cost $935,020)	$993,079	(a)
Cash	9,557
Receivables:
Interest and dividends	210
Capital shares issued	148
Investments sold	4,680
From Adviser	11
Prepaid expenses	20
Total Assets	1,007,705
Liabilities:
Payables:
Collateral received on loaned securities	26,453
Investments purchased	4,372
Capital shares redeemed	460
Accrued expenses and other payables:
Investment advisory fees	584
Administration fees	103
Custodian fees	10
Transfer agent fees	94
Compliance fees	1
Trustees' fees	2
Other accrued expenses	66
Total Liabilities	32,145
Net Assets:
Capital	891,547
Total accumulated earnings/(loss)	84,013
Net Assets	$975,560
Net Assets
Fund Shares	$623,725
Institutional Shares	351,835
Total	$975,560
Shares (unlimited number of shares authorized with no par value):
Fund Shares	49,377
Institutional Shares	27,307
Total	76,684
Net asset value, offering and redemption price per share: (b)
Fund Shares	$12.63
Institutional Shares	$12.88

(a)  Includes $25,494 thousand of securities on loan.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

22

USAA Mutual Funds Trust	Statement of Operations For the Year Ended July 31, 2022

(Amounts in Thousands)

USAA Small Cap Stock Fund
Investment Income:
Dividends	$10,910
Interest	8
Securities lending (net of fees)	538
Foreign tax withholding	(25)
Total Income	11,431
Expenses:
Investment advisory fees	9,148
Administration fees — Fund Shares	1,090
Administration fees — Institutional Shares	438
Sub-Administration fees	109
Custodian fees	70
Transfer agent fees — Fund Shares	789
Transfer agent fees — Institutional Shares	438
Trustees' fees	49
Compliance fees	9
Legal and audit fees	59
State registration and filing fees	50
Interfund lending fees	— (a)
Line of credit fees	1
Other expenses	154
Total Expenses	12,404
Expenses waived/reimbursed by Adviser	(73)
Net Expenses	12,331
Net Investment Income (Loss)	(900)
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities and foreign currency transactions	141,932
Net change in unrealized appreciation/depreciation on investment securities	(279,245)
Net realized/unrealized gains (losses) on investments	(137,313)
Change in net assets resulting from operations	$(138,213)

(a)  Rounds to less than $1 thousand.

See notes to financial statements.

23

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Small Cap Stock Fund
	Year Ended July 31, 2022	Year Ended July 31, 2021
From Investments:
Operations:
Net Investment Income (Loss)	$(900)	$(180)
Net realized gains (losses)	141,932	372,920
Net change in unrealized appreciation/depreciation	(279,245)	210,737
Change in net assets resulting from operations	(138,213)	583,477
Distributions to Shareholders:
Fund Shares	(241,242)	(59,223)
Institutional Shares	(116,892)	(51,168)
Change in net assets resulting from distributions to shareholders	(358,134)	(110,391)
Change in net assets resulting from capital transactions	8,529	(161,900)
Change in net assets	(487,818)	311,186
Net Assets:
Beginning of period	1,463,378	1,152,192
End of period	$975,560	$1,463,378
Capital Transactions:
Fund Shares
Proceeds from shares issued	$43,857	$65,154
Distributions reinvested	238,354	58,491
Cost of shares redeemed	(131,418)	(150,399)
Total Fund Shares	$150,793	$(26,754)
Institutional Shares
Proceeds from shares issued	$102,131	$35,252
Distributions reinvested	116,737	51,148
Cost of shares redeemed	(361,132)	(221,546)
Total Institutional Shares	$(142,264)	$(135,146)
Change in net assets resulting from capital transactions	$8,529	$(161,900)
Share Transactions:
Fund Shares
Issued	2,739	3,291
Reinvested	16,656	3,230
Redeemed	(8,545)	(7,982)
Total Fund Shares	10,850	(1,461)
Institutional Shares
Issued	6,818	1,795
Reinvested	8,001	2,787
Redeemed	(17,462)	(11,634)
Total Institutional Shares	(2,643)	(7,052)
Change in Shares	8,207	(8,513)

See notes to financial statements.

24

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25

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses)	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
USAA Small Cap Stock Fund
Fund Shares
Year Ended July 31: 2022	$21.25	(0.01	)(f)	(2.14)	(2.15)	—	(6.47)
2021	$14.88	(0.01	)(f)	7.95	7.94	(0.14)	(1.43)
2020	$16.74	0.05	(f)	(0.28)	(0.23)	(0.03)	(1.60)
2019	$19.33	0.07		(0.71)	(0.64)	(0.04)	(1.91)
2018	$18.02	0.05		3.19	3.24	(0.07)	(1.86)
Institutional Shares
Year Ended July 31: 2022	$21.53	(0.01	)(f)	(2.17)	(2.18)	—	(6.47)
2021	$15.06	(—	)(f)(h)	8.04	8.04	(0.14)	(1.43)
2020	$16.91	0.07	(f)	(0.28)	(0.21)	(0.04)	(1.60)
2019	$19.50	0.08		(0.71)	(0.63)	(0.05)	(1.91)
2018	$18.16	0.07		3.22	3.29	(0.09)	(1.86)

(a)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

(b)  From the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(c)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019 and in effect through November 30, 2023, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 5 of the accompanying Notes to Financial Statements.

(d)  Does not include acquired fund fees and expenses, if any.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(f)  Per share net investment income (loss) has been calculated using the average daily shares method.

(g)  Reflects total annual operating expenses of the shares before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratio by less than 0.01%.

(h)  Amount is less than $0.005 per share.

See notes to financial statements.

26

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets					Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Expenses(b)(c)(d)		Net Investment Income (Loss)	Gross Expenses(d)		Net Assets, End of Period (000's)	Portfolio Turnover(e)
USAA Small Cap Stock Fund
Fund Shares
Year Ended July 31: 2022	(6.47)	$12.63	(13.71)%	1.08%		(0.09)%	1.08%		$623,725	77%
2021	(1.57)	$21.25	55.25%	1.10%		(0.04)%	1.10%		$818,576	85%
2020	(1.63)	$14.88	(2.21)%	1.10%		0.33%	1.10%		$595,019	71%
2019	(1.95)	$16.74	(2.07)%	1.06	%(g)	0.58%	1.06	%(g)	$694,015	84%
2018	(1.93)	$19.33	19.21%	1.06	%(g)	0.31%	1.06	%(g)	$758,065	68%
Institutional Shares
Year Ended July 31: 2022	(6.47)	$12.88	(13.60)%	1.03%		(0.06)%	1.04%		$351,835	77%
2021	(1.57)	$21.53	55.30%	1.04%		0.02%	1.05%		$644,802	85%
2020	(1.64)	$15.06	(2.08)%	0.98%		0.45%	0.99%		$557,173	71%
2019	(1.96)	$16.91	(1.98)%	0.96	%(g)	0.67%	0.96	%(g)	$904,981	84%
2018	(1.95)	$19.50	19.36%	0.95	%(g)	0.42%	0.95	%(g)	$996,393	68%

See notes to financial statements.

27

USAA Mutual Funds Trust	Notes to Financial Statements July 31, 2022

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 45 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Small Cap Stock Fund (the "Fund"). The Fund offers two classes of shares: Fund Shares and Institutional Shares. The Fund is classified as diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges, except with respect to fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

Victory Capital Management Inc. ("VCM" or the "Adviser") has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees' (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

28

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), American Depositary Receipts ("ADRs"), and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies, other than ETFs, are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of July 31, 2022, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3		Total
Common Stocks	$965,827	$—	$—	(a)	$965,827
Rights	—	—	1		1
Exchange-Traded Funds	798	—	—		798
Collateral for Securities Loaned	26,453	—	—		26,453
Total	$993,078	$—	$1		$993,079

(a) Rounds to less than $1 thousand.

For the year ended July 31, 2022, there were no transfers into/out of Level 3.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

Investment Companies:

Exchange-Traded Funds:

The Fund may invest in ETFs, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities often designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

29

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Foreign Exchange Currency Contracts:

The Fund may enter into foreign exchange currency contracts to convert U.S. dollars to and from various foreign currencies. A foreign exchange currency contract is an obligation by the Fund to purchase or sell a specific currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Fund does not engage in "cross-currency" foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Fund's foreign exchange currency contracts might be considered spot contracts (typically a contract of one week or less) or forward contracts (typically a contract term over one week). A spot contract is entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. Each foreign exchange currency contract is adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of a contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a foreign exchange currency contract or if the value of the foreign currency changes unfavorably. In addition, the use of foreign exchange currency contracts does not eliminate fluctuations in the underlying prices of the securities. As of July 31, 2022, the Fund had no open forward foreign exchange currency contracts.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Withholding taxes on interest, dividends, and gains as a result of certain investments by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Fund, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Fund's Schedule of Portfolio Investments. The Fund effectively does not have control of the non-cash collateral and therefore it is not disclosed on the Fund's Schedule of Portfolio Investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the

30

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or repledged, except to satisfy borrower default.

The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of July 31, 2022.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$25,494	$—	$26,453

Foreign Currency Translations:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations on the Statement of Operations. Any realized gains or losses from these fluctuations are disclosed as Net realized gains (losses) from investment securities and foreign currency transactions on the Statement of Operations.

Federal Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of July 31.

For the year ended July 31, 2022, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, and printing fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

31

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended July 31, 2022, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$895,331	$1,235,826

4. Affiliated Fund Ownership:

The Fund offers its shares for investment by other USAA Mutual Funds. The fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control, and the affiliated fund-of-funds' annual and semi-annual reports may be viewed at www.vcm.com. As of July 31, 2022, certain fund-of-funds owned a percentage of total outstanding shares of the Fund as follows:

Affiliated USAA Mutual Funds	Ownership %
USAA Cornerstone Conservative Fund	0.1
USAA Cornerstone Equity Fund	0.5
USAA Target Retirement Income Fund	0.9
USAA Target Retirement 2030 Fund	2.5
USAA Target Retirement 2040 Fund	3.2
USAA Target Retirement 2050 Fund	2.2
USAA Target Retirement 2060 Fund	0.3

5. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the year ended July 31, 2022, are reflected on the Statement of Operations as Investment advisory fees.

The performance adjustment for each share class is accrued daily and calculated monthly by comparing the respective class' performance to that of the Lipper Small-Cap Core Funds Index. The Lipper Small-Cap Core Funds Index tracks the total return performance of the largest funds within the Lipper Small-Cap Core Funds category.

The performance period for each share class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)
+/- 100 to 400	+/- 4
+/- 401 to 700	+/- 5
+/- 701 and greater	+/- 6

(a) Based on the difference between the average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.

32

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

Each class' annual performance adjustment rate is multiplied by the average daily net assets of the respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Small-Cap Core Funds Index over that period, even if the class has overall negative returns during the performance period.

For the period August 1, 2021, to July 31, 2022, performance adjustments were $206 and $203 for Fund Shares and Institutional Shares, in thousands, respectively. Performance adjustments were 0.03% and 0.05% for Fund Shares and Institutional Shares, respectively. The performance adjustment rate included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36 month performance periods.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019, permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets.

VCM entered into a Subadvisory Agreement with Granahan Investment Management, Inc. ("GIMI"), under which GIMI directs the investment and reinvestment of a portion of the Fund's assets (as allocated from time to time by VCM). This arrangement provides for monthly fees that are paid by VCM. VCM (not the Fund) pays the subadviser fees.

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.15% and 0.10%, which is based on the Fund's average daily net assets of the Fund Shares and Institutional Shares, respectively. Amounts incurred for the year ended July 31, 2022, are reflected on the Statement of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended July 31, 2022, are reflected on the Statement of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the year ended July 31, 2022, are reflected on the Statement of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent fees for the Institutional Shares are paid monthly based on a fee accrued

33

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

daily at an annualized rate of 0.10% of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the year ended July 31, 2022, are reflected on the Statement of Operations as Transfer agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust and receives no fee or compensation for these services.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended July 31, 2022, are reflected on the Statement of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least November 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limits for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Performance adjustments, acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of July 31, 2022, the expense limits (excluding voluntary waivers) were 1.10% and 0.98% for Fund Shares and Institutional Shares, respectively.

Under the terms of the expense limitation agreement, as amended June 29, 2022, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount.

As of July 31, 2022, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayments are not probable at July 31, 2022.

Expires 2023	Expires 2024	Expires 2025	Total
$64	$67	$73	$204

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended July 31, 2022.

Certain officers and/or interested trustees of the Fund are also officers and/ or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

34

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

6. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Small-Capitalization Stock Risk — The Fund is subject to small-cap company risk, which is the greater risk of investing in smaller, less well-known companies, as opposed to investing in established companies with proven track records. Small-cap companies also may have limited product lines, markets, or financial resources. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market in general and, therefore, may involve greater risk than investing in the securities of larger companies.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

Equity Risk — The values of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general market, economic and political conditions and other factors. A company's earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or may last for extended periods.

7. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 27, 2022, with a termination date of June 26, 2023. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended July 31, 2022, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the commitment fees plus any interest on amounts borrowed. For the period from August 1, 2021, through June 27, 2022, interest was based on the one-month London Interbank Offered Rate ("LIBOR") plus one percent. Effective with the renewal, for the period June 28, 2022, through July 31, 2022, interest was based on the one-month Secured Overnight Financing Rate (SOFR) plus 1.10 percent. Interest charged to the Fund during the period, if applicable, is reflected on the Statement of Operations under Line of credit fees.

The average borrowing for the days outstanding and average interest rate for the Fund during the year ended July 31, 2022, were as follows (amounts in thousands):

Amount Outstanding at July 31, 2022	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
$—	$9,075	4	1.21%	$11,700

*  Based on the number of days borrowings were outstanding for the year ended July 31, 2022.

35

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending.

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the year ended July 31, 2022, were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at July 31, 2022	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$4,538	4	0.57%	$8,643

*  Based on the number of days borrowings were outstanding for the year ended July 31, 2022.

8. Federal Income Tax Information:

The Fund intends to distribute any net investment income annually. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of July 31, 2022, on the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows (amounts in thousands):

Total Accumulated Earnings/(Loss)	Capital
$(24,499)	$24,499

36

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Year Ended July 31, 2022			Year Ended July 31, 2021
Distributions Paid From			Distributions Paid From
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$134,081	$224,053	$358,134	$35,074	$75,317	$110,391

As of July 31, 2022, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Long-Term Capital Gains	Accumulated Earnings	Qualified Late-Year Losses*	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings (Loss)
$53,271	$53,271	$(7,496)	$38,238	$84,013

*  Qualified late-year losses are comprised of post-October capital losses incurred after October 31 and certain late-year ordinary losses. These losses are deemed to arise on the first day of the Fund's next taxable year.

**  The difference between the book-basis and tax-basis of unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, passive foreign investment company adjustments, and REITs/return of capital.

As of July 31, 2022, the Fund had no capital loss carryforwards for federal income tax purposes.

As of July 31, 2022, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$954,841	$173,085	$(134,847)	$38,238

37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Small Cap Stock Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Small Cap Stock Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of July 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at July 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2022, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
September 28, 2022

38

USAA Mutual Funds Trust	Supplemental Information July 31, 2022

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, their positions with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 45 portfolios in the Trust. Each Trustee's address is c/o Fund Administration, 15935 La Cantera Pkwy, San Antonio, TX 78256.

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Retired.	45	Westhab, Inc., New York Theological Seminary, American Filtration Corp.
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Retired.	45	None

39

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (6/17-6/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-03/21); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Chairman of Board of AMCO (04/13-06/19); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management Company) (09/09-03/21); Chairman of Board of ISCO (04/13-12/20); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Chairman of Board of SAS (04/13-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-03/21); Director and Vice Chairman of FPS (12/13-03/21); President and Director of USAA Investment Corporation (ICORP) (03/10-03/21); Chairman of Board of ICORP (12/13-03/21); Director of USAA Financial Advisors, Inc. (FAI) (12/13-03/21); Chairman of Board of FAI (3/15-03/21).

				45	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Retired.	45	None

40

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-08/19), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present).	45	Terran Orbital Corp., American Made Filtration Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	45	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	45	Guardian Variable Products Trust (16 series)

Effective at the close of business on December 31, 2021, Robert L. Mason, Ph.D., retired from the Board of Trustees.

41

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustee
David C. Brown (May 1972)	Trustee	Trustee since July 2019

Chairman and Chief Executive Officer (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019-present).

				45 portfolios within the Trust; 40 portfolios within the Victory Portfolios, 25 series within the Victory Portfolios II, and 6 series within the Victory Variable Insurance Funds	None

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

42

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Officers:

The officers of the Trust, their date of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Officers of the Trust
Christopher K. Dyer (February 1962)	President	July 2019

Director of Mutual Fund Administration, Victory Capital Management Inc. (2004-present). Chief Operating Officer, Victory Capital Services, Inc. (2020-present). Vice President, Victory Capital Transfer Agency, Inc. (2019-present).

Scott Stahorsky (July 1969)	Vice President	July 2019	Manager, Fund Administration, Victory Capital Management Inc. (2015-present).
Thomas Dusenberry (July 1977)	Secretary	June 2022

Manager, Fund Administration, Victory Capital Management Inc. (since 2022); Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream, MLP Fund, and Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020-2022); Director of Fund Operations, Salient Partners (2016-2019).

James K. De Vries (April 1969)	Treasurer	March 2018

Executive Director, Victory Capital Management Inc. (7/1/19-present); Executive Director, Investment and Financial Administration, USAA (2012-6/30/19); Assistant Treasurer, USAA Mutual Funds Trust (2013-2018). Mr. De Vries also serves as the Funds' Principal Financial Officer.

Allan Shaer (March 1965)	Assistant Treasurer	July 2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (2016-present); Vice President, Mutual Fund Administration, JP Morgan Chase Bank (2011-2016).
Carol D. Trevino (October 1965)	Assistant Treasurer	September 2018	Director, Accounting and Finance, Victory Capital Management Inc. (7/1/19-present); Accounting/ Financial Director, USAA (12/13-6/30/19).
Charles Booth (April 1960)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, City Fund Services Ohio, Inc. (2007-present).

43

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Sean Fox (September 1976)	Chief Compliance Officer	June 2022	Deputy Chief Compliance Officer (July 2021-June 2022), Senior Compliance Officer, the Adviser (2019-2021), Compliance Officer, the Adviser (2015-2019).

  Effective at the close of business on April 27, 2022, Erin Wagner resigned as the Secretary of the Trust.

  Effective at the close of business on June 10, 2022, Colin Kinney resigned as the Chief Compliance Officer of the Trust.

44

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2022, through July 31, 2022.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 2/1/22	Actual Ending Account Value 7/31/22	Hypothetical Ending Account Value 7/31/22	Actual Expenses Paid During Period 2/1/22-7/31/22*	Hypothetical Expenses Paid During Period 2/1/22-7/31/22*	Annualized Expense Ratio During Period 2/1/22-7/31/22
Fund Shares	$1,000.00	$928.00	$1,019.44	$5.16	$5.41	1.08%
Institutional Shares	1,000.00	928.70	1,019.84	4.78	5.01	1.00%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

45

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended July 31, 2022, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2023.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2022 (amounts in thousands):

Dividends Received Deduction (corporate shareholders)	Qualified Dividend Income (non-corporate shareholders)	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions
14%	9%	$134,081	$248,587

46

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short- and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Fund's Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 11, 2022, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a highly liquid investment minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

47

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
www.vcm.com	(800) 235-8396

40054-0922

JULY 31, 2022

Annual Report

USAA Value Fund

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Managers' Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	18
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	29
Supplemental Information (Unaudited)	30
Trustees' and Officers' Information	30
Proxy Voting and Portfolio Holdings Information	36
Expense Examples	36
Additional Federal Income Tax Information	37
Liquidity Risk Management Program	38
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE • INVESTMENTS INVOLVE RISK •  PRINCIPAL LOSS IS POSSIBLE

1

(Unaudited)

Dear Shareholder,

It certainly has been an interesting — make that challenging — year for investors. If anything, our most recent annual reporting period ended July 31, 2022 reminded us of two enduring realities: 1) financial markets are dynamic and apt to change abruptly; 2) it's vitally important that we remain calm and rational whenever faced with those inevitable bouts of turmoil.

Consider what the past year has dealt us. The latter half of 2021 was largely constructive for financial markets, with record corporate earnings, ample liquidity in markets, and investors largely embracing risk assets. But as the calendar year turned, the script flipped. Almost overnight investor sentiment turned negative. There were many culprits. Inflation data was running persistently hotter than expected, with some of the highest readings in decades. Even the U.S. Federal Reserve (the "Fed") stopped calling inflation "transitory" and pivoted to a restrictive monetary policy. The Fed is now singularly focused on inflation and has embarked on a new aggressive rate-hike cycle. On top of all that, a terrible war began (and continues) in Eastern Europe, which fueled rising energy prices and slowed global growth.

These issues, among other factors, have ratcheted up market volatility in both stock and bond markets. Many broad market stock indices pulled back substantially during the first half of 2022 and even entered "bear market" territory in June, which is typically considered a 20% pullback from the most recent highs. Meanwhile, fixed income investors were also dealing with elevated volatility, and wide swaths of the bond market struggled in the face of rising interest rates. For a short while, bonds were not acting as their traditional counterbalance to equities, and that further troubled investors.

Just as quickly the script flipped again as our annual reporting period was drawing to a close. Risk was back on and investors seemingly went bargain hunting in July. Most equity indexes bounced back smartly — not fully recovering losses since the beginning of the calendar year but still making sharp moves higher.

Throughout the ups and downs of the past annual reporting period, there have been interesting subplots playing out within the broader market as different investment styles and sectors took turns in leadership positions. For example, it was interesting to watch crypto assets captivate investors through the earlier part of our annual reporting period, only to see them fall out of favor as sentiment soured. Ironically, those "less-exciting" assets, such as utilities and even money market funds, have been among the better performing throughout 2022. Indeed, things really can change markedly, and if anything, this underscores the importance of diversification.

Looking at the numbers we see that the S&P 500® Index, the bell-weather proxy for our domestic stock market, had an annual total return of -4.64% for the 12-month period ended July 31, 2022. Over this same annual period, the yield on the 10-Year U.S. Treasury jumped 143 basis points (a basis point is 1/100th of a percentage point), thanks largely to the Fed's policy shift and several aggressive rate hikes. At the end of our reporting period, the yield on the 10-Year U.S. Treasury finished at 2.67%.

Given the volatile market environment of the past year, it's comforting that we can draw on our experience managing portfolios through all market environments. This

2

has taught us to remain calm in the face of turmoil. It's imperative that investors do the same, as opposed to chasing short-term trends and acting emotionally. It is our view that a long-term plan, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerances are some of the key ingredients for staying the course and progressing on investment goals.

As ever, there will be challenges ahead. The Fed has declared its intent to continue raising rates even as some elevated inflation readings begin to decline. Labor shortages, ongoing supply chain issues, elevated energy prices, and the Russia-Ukraine war are among the headwinds investors continue to navigate. There's even been some chatter about a possible recession in 2023.

Although no one can definitively predict what markets will do in the future, we can assure you that the investment professionals at all our independent franchises continually monitor the environment and work hard to position portfolios opportunistically no matter what the markets bring.

On the following pages, you will find information relating to your USAA® Mutual Fund, brought to you by Victory Capital. If you have any questions regarding the current market dynamics or your specific portfolio or investment plan, we encourage you to contact our representatives. Call (800) 235-8396 or visit our website at www.vcm.com.

From all of us here at Victory Capital, thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

3

USAA Value Fund

Managers' Commentary

(Unaudited)

•  What were the market conditions during the reporting period?

Financial markets produced broadly flat returns during the early part of the annual reporting period ended July 31, 2022. Conditions were initially supportive in August thanks to positive economic data and continued strength in corporate earnings. The picture changed in September, however, as investors began to focus on risk factors such as supply-chain disruptions and rising inflation. In addition, the U.S. Federal Reserve (the "Fed") indicated it may begin tapering its stimulative quantitative easing policy — a development investors took as an indication that the first interest-rate increases may be on the way in 2022. News flow from overseas also took a negative turn in September, with the emergence of energy shortages in Europe and worries that the debt problems of Chinese property developer Evergrande could have a broader, systemic effect on China's economy.

Despite a number of headwinds to sentiment, U.S. equities posted solid gains in the fourth quarter of 2021 as reflected in the 11.03% return for the bellwether S&P 500® Index. The markets faced a shift in Fed policy as persistent inflation, driven by supply chain issues and rising commodity prices, led the central bank to announce, and subsequently accelerate, the tapering of its bond purchases that have helped keep longer-term borrowing costs low. In addition, the Fed began to signal the likelihood of two or more hikes in its benchmark overnight lending rate in 2022, representing a moving forward of the prior timetable. Prolonged negotiations over President Biden's Build Back Better spending bill put into question a source of anticipated fiscal stimulus. Finally, investors had to contend with the rapid emergence and spread of the Omicron variant of COVID-19, which threatened a new wave of lockdowns. Nonetheless, most major U.S. equity indices closed 2021 at or near all-time highs, supported by robust corporate profits and investor inflows given fixed income yields that remained unattractive.

The Russian invasion of Ukraine in February of 2022 added significant volatility to both equity and bond markets that were already concerned with elevated levels of inflation, a hawkish Fed, and rising interest rates. In the first quarter of 2022, the combination of widening credit spreads and rising interest rates led to the worst quarter for the Bloomberg U.S. Aggregate Bond Index in 40 years. Equity markets did not fare any better as the bellwether S&P 500® also posted a negative return during the quarter. With the Fed now embarking on a tightening cycle, the markets remained focused on the Fed and whether it can engineer a soft landing amidst the highest inflation readings in 40 years.

The second quarter of 2022 saw continued pressure on stocks and bonds. The Fed's hawkish pivot, which started in the fourth quarter of 2021, continued to put pressure on equity valuation multiples, especially for long-duration growth stocks. With inflation readings hitting four-decade highs, the Fed now faced an increasingly difficult task of implementing policy strong enough to tame inflation and provide a "soft landing" for the economy, while not being too aggressive and tilting the economy into recession. This risk contributed to the heightened stock market volatility, in addition to mounting COVID-related lockdowns in China, rising oil prices, and the ongoing conflict between Russia and the Ukraine.

4

USAA Value Fund

Managers' Commentary (continued)

In May the Fed raised rates by 50 basis points (a basis point is 1/100th of a percentage point) and by an additional 75 basis points in both June and July to combat inflation. Stocks and bonds began to rally in mid-June and continued to move higher through the end of the reporting period in July. Factors contributing to the rally included declining oil prices, economic data that was generally supportive of the underlying strength of the economy, and second quarter earnings season that was better than feared. The yield on the 10-Year U.S. Treasury Note declined almost 100 basis points over this period, inverting the yield curve, and reflecting a near-term shift in sentiment that the Fed might not need to be quite as aggressive as initially feared.

•  How did the USAA Value Fund (the "Fund") perform during the reporting period?

The Fund has three share classes: Fund Shares, Institutional Shares, and Class A. For the reporting period ended July 31, 2022, the Fund Shares, Institutional Shares, and Class A had a total return of 1.23%, 1.28%, and 2.09%, respectively. This compares to returns of -1.43% for the Russell 1000® Value Index (the "Index"), -2.39% for the Lipper Large-Cap Value Funds Index, and -2.47% for the Lipper Multi-Cap Value Funds Index.

•  What strategies did you employ during the reporting period?

For the reporting period, the Fund outperformed the Index as stock selection was the main contributor to performance, while sector allocations also had a positive effect. In terms of allocation, an underweight position in energy hurt performance, while an underweight to communication services helped. Stock selection within communication services detracted from performance while stock selection in financials was a positive contributor.

Thank you for allowing us to assist you with your investment needs.

5

USAA Value Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended July 31, 2022

	Fund Shares	Institutional Shares	Class A
INCEPTION DATE	8/3/01	8/1/08	8/2/10
	Net Asset Value	Net Asset Value	Net Asset Value	Maximum Offering Price	Russell 1000® Value Index[1]	Lipper Large-Cap Value Funds Index[2]	Lipper Multi-Cap Value Funds Index[3]
One Year	1.23%	1.28%	2.09%	–3.76%	–1.43%	–2.39%	–2.47%
Five Year	7.01%	7.09%	7.04%	5.78%	8.26%	9.04%	7.25%
Ten Year	9.97%	10.07%	9.83%	9.18%	11.10%	11.32%	10.37%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price figures reflect a maximum sales charge of 5.75% for Class A. Net Asset Value does not reflect sales charges. Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Value Fund — Growth of $10,000

1The Russell 1000® Value Index is made up of about 1,000 of the largest companies in the U.S. equity market. It represents top companies by market capitalization. It's made up of about 90% of the total market capitalization of all U.S. stocks. It is not possible to invest directly in an index. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The Lipper Large-Cap Value Funds Index tracks the total return performance of funds within the Lipper Large-Cap Value Funds category. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

3The Lipper Multi-Cap Value Funds Index tracks the total return performance of funds within the Lipper Multi-Cap Value Funds category. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

6

USAA Mutual Funds Trust USAA Value Fund	July 31, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks long-term growth of capital.

Top 10 Equity Holdings*:

July 31, 2022

(% of Net Assets)

UnitedHealth Group, Inc.	2.3%
Humana, Inc.	2.2%
The Progressive Corp.	2.1%
Johnson & Johnson	2.1%
Vistra Corp.	2.1%
Fairfax Financial Holdings Ltd.	2.0%
Merck & Co., Inc.	1.9%
Cigna Corp.	1.8%
LKQ Corp.	1.6%
Comerica, Inc.	1.5%

Sector Allocation*:

July 31, 2022

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

USAA Mutual Funds Trust USAA Value Fund	Schedule of Portfolio Investments July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (98.6%)
Communication Services (4.4%):
Alphabet, Inc. Class A (a)	119,060	$13,849
AT&T, Inc.	233,667	4,388
Comcast Corp. Class A	162,653	6,103
DISH Network Corp. Class A (a)	62,169	1,080
Meta Platforms, Inc. Class A (a)	62,886	10,005
Omnicom Group, Inc.	44,040	3,076
Playtika Holding Corp. (a)	108,432	1,330
Verizon Communications, Inc.	170,349	7,868
World Wrestling Entertainment, Inc. Class A	29,327	2,033
		49,732
Consumer Discretionary (5.3%):
AutoNation, Inc. (a)	15,475	1,838
Bath & Body Works, Inc.	48,653	1,729
Best Buy Co., Inc.	37,640	2,898
Darden Restaurants, Inc.	40,200	5,004
Deckers Outdoor Corp. (a)	7,786	2,439
Dick's Sporting Goods, Inc. (b)	30,200	2,826
Gentex Corp.	48,040	1,356
LKQ Corp.	326,290	17,894
PulteGroup, Inc.	96,836	4,224
Target Corp.	50,403	8,235
Ulta Beauty, Inc. (a)	9,880	3,842
Williams-Sonoma, Inc. (b)	20,600	2,975
Yum! Brands, Inc.	29,389	3,601
		58,861
Consumer Staples (6.6%):
Albertsons Cos., Inc. Class A	66,524	1,786
Altria Group, Inc.	87,362	3,832
Colgate-Palmolive Co.	45,469	3,580
Keurig Dr Pepper, Inc.	303,092	11,742
Lamb Weston Holdings, Inc.	62,000	4,939
Mondelez International, Inc. Class A	180,400	11,553
Philip Morris International, Inc.	89,646	8,709
The Kroger Co.	64,348	2,988
The Procter & Gamble Co.	65,031	9,033
Tyson Foods, Inc. Class A	34,672	3,052
U.S. Foods Holding Corp. (a)	260,800	8,215
Walmart, Inc.	32,993	4,357
		73,786
Energy (7.1%):
Chevron Corp.	46,551	7,624
ConocoPhillips	76,262	7,430
Continental Resources, Inc.	79,887	5,503
Enterprise Products Partners LP	409,824	10,955
EOG Resources, Inc.	61,652	6,857
Exxon Mobil Corp.	112,222	10,878

See notes to financial statements.

8

USAA Mutual Funds Trust USAA Value Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Hess Corp.	52,700	$5,927
Marathon Oil Corp.	432,963	10,737
Ovintiv, Inc.	167,600	8,563
Valero Energy Corp.	43,500	4,819
		79,293
Financials (18.1%):
American Financial Group, Inc.	19,112	2,555
Ameriprise Financial, Inc.	13,315	3,594
Capital One Financial Corp.	26,911	2,956
Cboe Global Markets, Inc.	134,300	16,570
Citigroup, Inc.	140,731	7,304
Comerica, Inc.	218,000	16,954
Discover Financial Services	27,603	2,788
East West Bancorp, Inc.	47,614	3,418
Evercore, Inc.	41,441	4,143
Everest Re Group Ltd.	7,556	1,975
Fairfax Financial Holdings Ltd.	41,500	22,358
Fidelity National Financial, Inc.	112,723	4,504
First American Financial Corp.	45,498	2,639
Interactive Brokers Group, Inc.	157,900	9,267
JPMorgan Chase & Co.	69,135	7,975
M&T Bank Corp.	16,593	2,944
MGIC Investment Corp.	325,334	4,600
Primerica, Inc.	21,971	2,827
Regions Financial Corp.	239,560	5,074
SEI Investments Co.	59,566	3,298
State Street Corp.	73,800	5,243
Synchrony Financial	74,965	2,510
T. Rowe Price Group, Inc.	51,842	6,401
The Allstate Corp.	20,509	2,399
The Goldman Sachs Group, Inc.	12,517	4,173
The Hartford Financial Services Group, Inc.	76,773	4,949
The Progressive Corp.	207,801	23,910
The Travelers Cos., Inc.	23,173	3,677
U.S. Bancorp	100,929	4,764
Wells Fargo & Co.	85,950	3,771
Western Alliance Bancorp	43,080	3,290
Willis Towers Watson PLC	49,200	10,181
		203,011
Health Care (21.3%):
AbbVie, Inc.	104,978	15,065
Amgen, Inc.	17,712	4,383
Biogen, Inc. (a)	19,313	4,154
Bristol-Myers Squibb Co.	78,162	5,767
Cigna Corp.	73,556	20,254
DaVita, Inc. (a)	28,283	2,380
Elevance Health, Inc.	7,669	3,659
Eli Lilly & Co.	10,078	3,323
Gilead Sciences, Inc.	81,432	4,866

See notes to financial statements.

9

USAA Mutual Funds Trust USAA Value Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
HCA Healthcare, Inc.	12,662	$2,690
Hologic, Inc. (a)	64,975	4,638
Humana, Inc.	50,848	24,509
IDEXX Laboratories, Inc. (a)	6,742	2,691
Johnson & Johnson	133,185	23,244
Laboratory Corp. of America Holdings	10,177	2,668
McKesson Corp.	22,203	7,584
Medtronic PLC	154,800	14,322
Merck & Co., Inc.	240,568	21,492
Mettler-Toledo International, Inc. (a)	3,455	4,663
Moderna, Inc. (a)	14,872	2,440
Pfizer, Inc.	135,860	6,862
Quest Diagnostics, Inc.	13,887	1,897
QuidelOrtho Corp. (a)	19,212	1,960
Regeneron Pharmaceuticals, Inc. (a)	5,466	3,180
Royalty Pharma PLC Class A	73,564	3,199
Sotera Health Co. (a)	487,600	9,362
Thermo Fisher Scientific, Inc.	3,837	2,296
UnitedHealth Group, Inc.	47,923	25,991
Universal Health Services, Inc. Class B	24,354	2,739
Waters Corp. (a)	11,970	4,357
Zoetis, Inc.	10,775	1,967
		238,602
Industrials (12.1%):
3M Co.	49,786	7,131
Booz Allen Hamilton Holding Corp.	41,041	3,939
CACI International, Inc. Class A (a)	14,148	4,277
Cintas Corp.	7,616	3,241
Cummins, Inc.	23,655	5,235
Emerson Electric Co.	77,915	7,018
Fastenal Co.	57,637	2,960
FedEx Corp.	21,400	4,988
Honeywell International, Inc.	12,669	2,438
Huntington Ingalls Industries, Inc.	18,170	3,940
Johnson Controls International PLC	120,000	6,469
L3Harris Technologies, Inc.	25,300	6,071
Leidos Holdings, Inc.	126,962	13,585
Lennox International, Inc.	15,706	3,762
Lockheed Martin Corp.	11,846	4,902
ManpowerGroup, Inc.	33,492	2,626
Masco Corp.	71,631	3,967
MasTec, Inc. (a)	33,204	2,621
MSC Industrial Direct Co., Inc.	66,485	5,496
Otis Worldwide Corp.	69,262	5,414
PACCAR, Inc.	51,200	4,686
Raytheon Technologies Corp.	65,467	6,102
Robert Half International, Inc.	37,944	3,003
Sensata Technologies Holding PLC	233,500	10,384
Union Pacific Corp.	22,247	5,057

See notes to financial statements.

10

USAA Mutual Funds Trust USAA Value Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
United Parcel Service, Inc. Class B	20,293	$3,955
W.W. Grainger, Inc.	5,277	2,868
		136,135
Information Technology (9.5%):
Adobe, Inc. (a)	11,173	4,582
Amdocs Ltd.	30,285	2,637
CDW Corp.	15,330	2,783
Cisco Systems, Inc.	194,250	8,813
Cognizant Technology Solutions Corp. Class A	42,820	2,910
Dell Technologies, Inc. Class C	45,465	2,049
Euronet Worldwide, Inc. (a)	65,700	6,456
Fair Isaac Corp. (a)	5,202	2,403
Fidelity National Information Services, Inc.	153,500	15,682
FleetCor Technologies, Inc. (a)	48,948	10,773
Fortinet, Inc. (a)	30,175	1,800
Global Payments, Inc.	62,000	7,584
HP, Inc.	43,339	1,447
Intel Corp.	148,760	5,401
International Business Machines Corp.	28,711	3,755
Lumentum Holdings, Inc. (a)	38,084	3,445
Micron Technology, Inc.	51,901	3,211
Qorvo, Inc. (a)	29,144	3,033
QUALCOMM, Inc.	27,754	4,026
Skyworks Solutions, Inc.	14,996	1,633
Texas Instruments, Inc.	25,653	4,589
The Western Union Co.	116,205	1,978
Ubiquiti, Inc. (b)	7,481	2,256
Vontier Corp.	139,094	3,589
		106,835
Materials (3.7%):
Dow, Inc.	50,037	2,662
Louisiana-Pacific Corp.	53,280	3,390
LyondellBasell Industries NV Class A	51,279	4,570
Nucor Corp.	23,120	3,140
PPG Industries, Inc.	60,600	7,835
Reliance Steel & Aluminum Co.	16,770	3,191
Sealed Air Corp.	213,729	13,063
Steel Dynamics, Inc.	43,357	3,377
		41,228
Real Estate (3.9%):
Alexandria Real Estate Equities, Inc.	13,419	2,224
AvalonBay Communities, Inc.	11,824	2,530
Brixmor Property Group, Inc.	95,340	2,210
Equity LifeStyle Properties, Inc.	98,200	7,220
Gaming and Leisure Properties, Inc.	63,205	3,286
Healthpeak Properties, Inc.	77,404	2,139
Invitation Homes, Inc.	267,100	10,425
Prologis, Inc.	28,617	3,793

See notes to financial statements.

11

USAA Mutual Funds Trust USAA Value Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Realty Income Corp.	36,593	$2,707
Ventas, Inc.	42,421	2,281
VICI Properties, Inc.	129,385	4,424
		43,239
Utilities (6.6%):
Constellation Energy Corp.	111,199	7,350
DTE Energy Co.	30,019	3,912
Evergy, Inc.	43,728	2,985
Exelon Corp.	243,775	11,333
FirstEnergy Corp.	152,460	6,266
NRG Energy, Inc.	99,048	3,739
PPL Corp.	229,700	6,680
The AES Corp.	156,628	3,480
UGI Corp.	125,387	5,412
Vistra Corp.	894,211	23,115
		74,272
Total Common Stocks (Cost $989,881)		1,104,994
Collateral for Securities Loaned (0.4%)^
HSBC U.S. Government Money Market Fund, I Shares, 2.15% (c)	4,219,173	4,219
Total Collateral for Securities Loaned (Cost $4,219)		4,219
Total Investments (Cost $994,100) — 99.0%		1,109,213
Other assets in excess of liabilities — 1.0%		10,805
NET ASSETS — 100.00%		$1,120,018

At July 31, 2022, the Fund's investments in foreign securities were 5.6% of net assets.

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on July 31, 2022.

LP — Limited Partnership

PLC — Public Limited Company

See notes to financial statements.

12

USAA Mutual Funds Trust	Statement of Assets and Liabilities July 31, 2022

(Amounts in Thousands, Except Per Share Amounts)

	USAA Value Fund
Assets:
Investments, at value (Cost $994,100)	$1,109,213	(a)
Cash	12,558
Receivables:
Interest and dividends	1,027
Capital shares issued	342
Investments sold	5,785
From Adviser	12
Prepaid expenses	26
Total Assets	1,128,963
Liabilities:
Payables:
Collateral received on loaned securities	4,219
Investments purchased	3,479
Capital shares redeemed	343
Accrued expenses and other payables:
Investment advisory fees	596
Administration fees	123
Custodian fees	10
Transfer agent fees	96
Compliance fees	1
Trustees' fees	2
12b-1 fees	—	(b)
Other accrued expenses	76
Total Liabilities	8,945
Net Assets:
Capital	930,805
Total accumulated earnings/(loss)	189,213
Net Assets	$1,120,018
Net Assets
Fund Shares	$767,351
Institutional Shares	352,564
Class A	103
Total	$1,120,018
Shares (unlimited number of shares authorized with no par value):
Fund Shares	43,128
Institutional Shares	19,809
Class A	5
Total	62,942
Net asset value, offering and redemption price per share: (c)
Fund Shares	$17.79
Institutional Shares	17.80
Class A	18.12
Maximum Sales Charge — Class A	5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A	$19.23

(a)  Includes $4,222 of securities on loan.

(b)  Rounds to less than $1 thousand.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

13

USAA Mutual Funds Trust	Statement of Operations For the Year Ended July 31, 2022

(Amounts in Thousands)

USAA Value Fund
Investment Income:
Dividends	$25,284
Interest	21
Securities lending (net of fees)	13
Foreign tax withholding	(1)
Total Income	25,317
Expenses:
Investment advisory fees	7,184
Administration fees — Fund Shares	1,213
Administration fees — Institutional Shares	350
Administration fees — Class A	— (a)
Sub-Administration fees	52
12b-1 fees — Class A	— (a)
Custodian fees	55
Transfer agent fees — Fund Shares	817
Transfer agent fees — Institutional Shares	350
Transfer agent fees — Class A	— (a)
Trustees' fees	49
Compliance fees	8
Legal and audit fees	78
State registration and filing fees	56
Interfund lending fees	1
Other expenses	123
Recoupment of prior expenses waived/reimbursed by Adviser	48
Total Expenses	10,384
Expenses waived/reimbursed by Adviser	(33)
Net Expenses	10,351
Net Investment Income (Loss)	14,966
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	122,544
Net change in unrealized appreciation/depreciation on investment securities	(125,131)
Net realized/unrealized gains (losses) on investments	(2,587)
Change in net assets resulting from operations	$12,379

(a)  Rounds to less than $1 thousand.

See notes to financial statements.

14

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Value Fund
	Year Ended July 31, 2022	Year Ended July 31, 2021
From Investments:
Operations:
Net Investment Income (Loss)	$14,966	$13,557
Net realized gains (losses)	122,544	98,636
Net change in unrealized appreciation/depreciation	(125,131)	231,402
Change in net assets resulting from operations	12,379	343,595
Distributions to Shareholders:
Fund Shares	(48,312)	(11,994)
Institutional Shares	(23,853)	(4,219)
Class A	(6)	(98)
Change in net assets resulting from distributions to shareholders	(72,171)	(16,311)
Change in net assets resulting from capital transactions	73,080	(153,593)
Change in net assets	13,288	173,691
Net Assets:
Beginning of period	1,106,730	933,039
End of period	$1,120,018	$1,106,730

(continues on next page)

See notes to financial statements.

15

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	USAA Value Fund
	Year Ended July 31, 2022	Year Ended July 31, 2021
Capital Transactions:
Fund Shares
Proceeds from shares issued	$45,234	$54,246
Distributions reinvested	47,728	11,845
Cost of shares redeemed	(121,375)	(188,167)
Total Fund Shares	$(28,413)	$(122,076)
Institutional Shares
Proceeds from shares issued	$135,197	$8,135
Distributions reinvested	23,841	4,219
Cost of shares redeemed	(57,515)	(35,937)
Total Institutional Shares	$101,523	$(23,583)
Class A
Proceeds from shares issued	$62	$30
Distributions reinvested	4	1
Cost of shares redeemed	(96)	(7,965)
Total Class A	$(30)	$(7,934)
Change in net assets resulting from capital transactions	$73,080	$(153,593)
Share Transactions:
Fund Shares
Issued	2,456	3,277
Reinvested	2,599	770
Redeemed	(6,602)	(11,798)
Total Fund Shares	(1,547)	(7,751)
Institutional Shares
Issued	6,987	523
Reinvested	1,297	274
Redeemed	(3,124)	(2,041)
Total Institutional Shares	5,160	(1,244)
Class A
Issued	3	2
Reinvested	— (a)	— (a)
Redeemed	(5)	(442)
Total Class A	(2)	(440)
Change in Shares	3,611	(9,435)

(a)  Rounds to less than 1 thousand shares.

See notes to financial statements.

16

This page is intentionally left blank.

17

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses)	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
USAA Value Fund
Fund Shares
Year Ended July 31: 2022	$18.65	0.23	(f)	0.03 (g)	0.26	(0.24)	(0.88)
2021	$13.57	0.21	(f)	5.12	5.33	(0.19)	(0.06)
2020	$19.32	0.26	(f)	(1.39)	(1.13)	(0.21)	(4.41)
2019	$22.01	0.25		(0.54)	(0.29)	(0.24)	(2.16)
2018	$21.55	0.21		1.84	2.05	(0.21)	(1.38)
Institutional Shares
Year Ended July 31: 2022	$18.67	0.24	(f)	0.03 (g)	0.27	(0.26)	(0.88)
2021	$13.58	0.22	(f)	5.13	5.35	(0.20)	(0.06)
2020	$19.33	0.27	(f)	(1.39)	(1.12)	(0.22)	(4.41)
2019	$22.00	0.28	(f)	(0.55)	(0.27)	(0.24)	(2.16)
2018	$21.54	0.23		1.84	2.07	(0.23)	(1.38)
Class A
Year Ended July 31: 2022	$18.59	0.40	(f)	0.01 (g)	0.41	—	(0.88)
2021	$13.48	0.16	(f)	5.17	5.33	(0.16)	(0.06)
2020	$19.24	0.23	(f)	(1.39)	(1.16)	(0.19)	(4.41)
2019	$21.91	0.20		(0.55)	(0.35)	(0.16)	(2.16)
2018	$21.46	0.15		1.83	1.98	(0.15)	(1.38)
(a)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

(b)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019 and in effect through November 30, 2023, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 5 of the accompanying Notes to Financial Statements.

(c)  From the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(d)  Does not include acquired fund fees and expenses, if any.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(f)  Per share net investment income (loss) has been calculated using the average daily shares method.

See notes to financial statements.

18

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets					Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(a)	Net Expenses(b)(c)(d)		Net Investment Income (Loss)	Gross Expenses(d)		Net Assets, End of Period (000's)	Portfolio Turnover(e)
USAA Value Fund
Fund Shares
Year Ended July 31: 2022	(1.12)	$17.79	1.23%	0.91%		1.28%	0.91%		$767,351	69%
2021	(0.25)	$18.65	39.66%	0.92%		1.29%	0.92%		$833,149	55%
2020	(4.62)	$13.57	(9.43)%	0.96%		1.69%	0.97%		$711,182	74%
2019	(2.40)	$19.32	(0.11)%	0.96%		1.35%	0.96%		$940,515	108	%(h)
2018	(1.59)	$22.01	9.69%	0.99%		1.10%	0.99%		$1,007,712	29%
Institutional Shares
Year Ended July 31: 2022	(1.14)	$17.80	1.28%	0.86%		1.33%	0.86%		$352,564	69%
2021	(0.26)	$18.67	39.83%	0.84%		1.36%	0.85%		$273,446	55%
2020	(4.63)	$13.58	(9.40)%	0.88%		1.75%	0.89%		$215,830	74%
2019	(2.40)	$19.33	(0.02)%	0.88%		1.42%	0.88%		$222,701	108	%(h)
2018	(1.61)	$22.00	9.79%	0.91%		1.18%	0.91%		$640,281	29%
Class A
Year Ended July 31: 2022	(0.88)	$18.12	2.09%	0.03	%(i)	2.16%	13.91	%(j)	$103	69%
2021	(0.22)	$18.59	39.88%	1.21%		1.02%	1.65%		$135	55%
2020	(4.60)	$13.48	(9.66)%	1.21%		1.45%	1.21%		$6,027	74%
2019	(2.32)	$19.24	(0.44)%	1.27	%(k)	1.03%	1.31%		$8,613	108	%(h)
2018	(1.53)	$21.91	9.41%	1.30%		0.79%	1.30%		$9,807	29%

(g)  The amount shown reflects a net realized and unrealized gain per share, whereas the Statement of Operations reflected a net realized and unrealized loss for the period for the Fund in total. The difference in realized and unrealized gains and losses for the Fund versus the class is due to the timing of sales and repurchases of the class in relation to fluctuating market values during the period.

(h)  Reflects increased trading activity due to current year transition or asset allocation shift.

(i)  For the year ended July 31, 2022, the Class A net expense ratio includes the impact of the performance fee adjustment. If the performance fee adjustment of (1.24)% was not applied to the Class A net expense ratio, the Class A net expense ratio would have been 1.27%.

(j)  The class specific expenses have significantly impacted the gross expense ratio due to fluctuations in Class A net assets.

(k)  Prior to December 1, 2018, USAA Asset Management Company (previous Investment Adviser) voluntarily agreed to limit the annual expenses of the Class A to 1.30% of the Class A average daily net assets.

See notes to financial statements.

19

USAA Mutual Funds Trust	Notes to Financial Statements July 31, 2022

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 45 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Value Fund (the "Fund"). The Fund offers three classes of shares: Fund Shares, Institutional Shares, and Class A. The Fund is classified as diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges, except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

Victory Capital Management Inc. ("VCM" or the "Adviser") has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees' (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

20

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), and American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies, other than ETFs, are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of July 31, 2022, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Common Stocks	$1,104,994	$—	$—	$1,104,994
Collateral for Securities Loaned	4,219	—	—	4,219
Total	$1,109,213	$—	$—	$1,109,213

For the year ended July 31, 2022, there were no transfers into/out of Level 3.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

Investment Companies:

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Withholding taxes on interest, dividends, and gains as a result of certain investments by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

21

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

Securities Lending:

The Fund, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Fund's Schedule of Portfolio Investments. The Fund effectively does not have control of the non-cash collateral and therefore it is not disclosed on the Fund's Schedule of Portfolio Investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or repledged, except to satisfy borrower default.

The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of July 31, 2022.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$4,222	$—	$4,219

Federal Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of July 31.

For the year ended July 31, 2022, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

22

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, printing fees, and 12b-1 fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended July 31, 2022, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$791,290	$778,330

4. Affiliated Fund Ownership:

The Fund offers its shares for investment by other USAA Mutual Funds. The fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control, and the affiliated fund-of-funds' annual and semi-annual reports may be viewed at www.vcm.com. As of July 31, 2022, certain fund-of-funds owned total outstanding shares of the Fund as follows:

Affiliated USAA Mutual Funds	Ownership %
USAA Cornerstone Conservative Fund	0.2
USAA Cornerstone Equity Fund	0.8

5. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.65% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the year ended July 31, 2022, are reflected on the Statement of Operations as Investment advisory fees.

The performance adjustment for each share class is accrued daily and calculated monthly by comparing the respective class' performance to that of the Lipper Multi-Cap Value Funds Index. The Lipper Multi-Cap Value Funds Index tracks the total return performance of the largest funds within the Lipper Multi-Cap Value Funds category.

The performance period for each share class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)
+/- 100 to 400	+/- 4
+/- 401 to 700	+/- 5
+/- 701 and greater	+/- 6

(a) Based on the difference between the average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.

23

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

Each class' annual performance adjustment rate is multiplied by the average daily net assets of the respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Multi-Cap Value Funds Index over that period, even if the class has overall negative returns during the performance period.

For the period August 1, 2021, to July 31, 2022, performance adjustments were $(271), $(76), and $(1) for Fund Shares, Institutional Shares, and Class A, in thousands, respectively. Performance adjustments were (0.03)%, (0.02)%, and (1.24)% for Fund Shares, Institutional Shares, and Class A, respectively. The performance adjustment rate included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36 month performance periods.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019, permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended July 31, 2022, the Fund had no subadvisers.

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.15%, 0.10%, and 0.15%, which is based on the Fund's average daily net assets of the Fund Shares, Institutional Shares, and Class A, respectively. Amounts incurred for the year ended July 31, 2022, are reflected on the Statement of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended July 31, 2022, are reflected on the Statement of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the year ended July 31, 2022, are reflected on the Statement of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent fees for Institutional Shares and Class A are paid monthly based on a fee accrued daily at an annualized rate of 0.10% and 0.10%, respectively, of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the year ended July 31, 2022, are reflected on the Statement of Operations as Transfer agent fees.

24

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activity primarily intended to result in the sale of Class A. Amounts incurred and paid to the Distributor for the year ended July 31, 2022, are reflected on the Statement of Operations as 12b-1 fees.

In addition, the Distributor is entitled to receive commissions in connection with sales of Class A. For the year ended July 31, 2022, the Distributor received less than $1 thousand from commissions earned in connection with sales of Class A.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended July 31, 2022, are reflected on the Statement of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least November 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Performance adjustments, acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of July 31, 2021, the expense limits (excluding voluntary waivers) were 0.96%, 0.88%, and 1.27% for Fund Shares, Institutional Shares, and Class A, respectively.

Under the terms of the expense limitation agreement, as amended June 29, 2022, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limit in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount.

As of July 31, 2022, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayments are not probable at July 31, 2022.

Expires 2023	Expires 2024	Expires 2025	Total
$30	$32	$33	$95

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended July 31, 2022.

Certain officers and/or interested trustees of the Fund are also officers and/ or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

25

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

6. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Investment Style Risk — The Fund uses a value-oriented investment strategy to select investments. The strategy may be out of favor or may not produce the intended results over short or longer time periods. The strategy may, at times, substantially underperform funds that utilize other investment strategies, such as growth.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

Equity Risk — The values of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general market, economic and political conditions and other factors. A company's earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or may last for extended periods.

7. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 27, 2022, with a termination date of June 26, 2023. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended July 31, 2022, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the commitment fees plus any interest on amounts borrowed. For the period from August 1, 2021, through June 27, 2022, interest was based on the one-month London Interbank Offered Rate ("LIBOR") plus one percent. Effective with the renewal, for the period June 28, 2022, through July 31, 2022, interest was based on the one-month Secured Overnight Financing Rate (SOFR) plus 1.10 percent. Interest charged to the Fund during the period, if applicable, is reflected on the Statement of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended July 31, 2022.

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or

26

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending.

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the year ended July 31, 2022, were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at July 31, 2022	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$3,349	6	1.11%	$4,607

*  Based on the number of days borrowings were outstanding for the year ended July 31, 2022.

8. Federal Income Tax Information:

The Fund intends to distribute any net investment income annually. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of July 31, 2022, on the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows (amounts in thousands):

Total Accumulated Earnings/(Loss)	Capital
$(4,893)	$4,893

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Year Ended July 31, 2022			Year Ended July 31, 2021
Distributions Paid From			Distributions Paid From
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Total Distributions Paid
$31,161	$41,010	$72,171	$16,311	$16,311

27

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

As of July 31, 2022, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$7,772	$73,859	$81,631	$107,582	$189,213

*  The difference between the book-basis and tax-basis of unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, passive foreign investment company adjustments, partnership, and as-of trade activity.

As of July 31, 2022, the Fund had no capital loss carryforwards for federal income tax purposes.

As of July 31, 2022, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$1,001,631	$167,069	$(59,487)	$107,582

28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Value Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of July 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at July 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2022, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
September 28, 2022

29

USAA Mutual Funds Trust	Supplemental Information July 31, 2022

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, their positions with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 45 portfolios in the Trust. Each Trustee's address is c/o Fund Administration, 15935 La Cantera Pkwy, San Antonio, TX 78256.

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Retired.	45	Westhab, Inc., New York Theological Seminary, American Filtration Corp.
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Retired.	45	None

30

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (6/17-6/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-03/21); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Chairman of Board of AMCO (04/13-06/19); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management Company) (09/09-03/21); Chairman of Board of ISCO (04/13-12/20); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Chairman of Board of SAS (04/13-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-03/21); Director and Vice Chairman of FPS (12/13-03/21); President and Director of USAA Investment Corporation (ICORP) (03/10-03/21); Chairman of Board of ICORP (12/13-03/21); Director of USAA Financial Advisors, Inc. (FAI) (12/13-03/21); Chairman of Board of FAI (3/15-03/21).

				45	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Retired.	45	None

31

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-08/19), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present).	45	Terran Orbital Corp., American Made Filtration Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	45	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	45	Guardian Variable Products Trust (16 series)

Effective at the close of business on December 31, 2021, Robert L. Mason, Ph.D., retired from the Board of Trustees.

32

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustee
David C. Brown (May 1972)	Trustee	Trustee since July 2019

Chairman and Chief Executive Officer (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019-present).

				45 portfolios within the Trust; 40 portfolios within the Victory Portfolios, 25 series within the Victory Portfolios II, and 6 series within the Victory Variable Insurance Funds	None

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

33

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Officers:

The officers of the Trust, their date of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Officers of the Trust
Christopher K. Dyer (February 1962)	President	July 2019

Director of Mutual Fund Administration, Victory Capital Management Inc. (2004-present). Chief Operating Officer, Victory Capital Services, Inc. (2020-present). Vice President, Victory Capital Transfer Agency, Inc. (2019-present).

Scott Stahorsky (July 1969)	Vice President	July 2019	Manager, Fund Administration, Victory Capital Management Inc. (2015-present).
Thomas Dusenberry (July 1977)	Secretary	June 2022

Manager, Fund Administration, Victory Capital Management Inc. (since 2022); Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream, MLP Fund, and Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020-2022); Director of Fund Operations, Salient Partners (2016-2019).

James K. De Vries (April 1969)	Treasurer	March 2018

Executive Director, Victory Capital Management Inc. (7/1/19-present); Executive Director, Investment and Financial Administration, USAA (2012-6/30/19); Assistant Treasurer, USAA Mutual Funds Trust (2013-2018). Mr. De Vries also serves as the Funds' Principal Financial Officer.

Allan Shaer (March 1965)	Assistant Treasurer	July 2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (2016-present); Vice President, Mutual Fund Administration, JP Morgan Chase Bank (2011-2016).
Carol D. Trevino (October 1965)	Assistant Treasurer	September 2018	Director, Accounting and Finance, Victory Capital Management Inc. (7/1/19-present); Accounting/ Financial Director, USAA (12/13-6/30/19).
Charles Booth (April 1960)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, City Fund Services Ohio, Inc. (2007-present).

34

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Sean Fox (September 1976)	Chief Compliance Officer	June 2022	Deputy Chief Compliance Officer (July 2021-June 2022), Senior Compliance Officer, the Adviser (2019-2021), Compliance Officer, the Adviser (2015-2019).

  Effective at the close of business on April 27, 2022, Erin Wagner resigned as the Secretary of the Trust.

  Effective at the close of business on June 10, 2022, Colin Kinney resigned as the Chief Compliance Officer of the Trust.

35

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2022, through July 31, 2022.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 2/1/22	Actual Ending Account Value 7/31/22	Hypothetical Ending Account Value 7/31/22	Actual Expenses Paid During Period 2/1/22-7/31/22*	Hypothetical Expenses Paid During Period 2/1/22-7/31/22*	Annualized Expense Ratio During Period 2/1/22-7/31/22
Fund Shares	$1,000.00	$970.00	$1,020,28	$4.44	$4.56	0.91%
Institutional Shares	1,000.00	970.00	1,020.48	4.25	4.36	0.87%
Class A	1,000.00	971.10	1,021.47	3.27	3.36	0.67%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

36

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended July 31, 2022, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2023.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2022 (amounts in thousands):

Dividends Received Deduction (corporate shareholders)	Qualified Dividend Income (non-corporate shareholders)	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions
75%	69%	$15,292	$45,270

37

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short- and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Fund's Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 11, 2022, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a highly liquid investment minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

38

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
www.vcm.com	(800) 235-8396

40846-0922

JULY 31, 2022

Annual Report

USAA Income Fund

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Managers' Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	40
Statement of Operations	41
Statements of Changes in Net Assets	42
Financial Highlights	44
Notes to Financial Statements	46
Report of Independent Registered Public Accounting Firm	58
Supplemental Information (Unaudited)	59
Trustees' and Officers' Information	59
Proxy Voting and Portfolio Holdings Information	65
Expense Examples	65
Additional Federal Income Tax Information	66
Liquidity Risk Management Program	67
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE • INVESTMENTS INVOLVE RISK •  PRINCIPAL LOSS IS POSSIBLE

1

(Unaudited)

Dear Shareholder,

It certainly has been an interesting — make that challenging — year for investors. If anything, our most recent annual reporting period ended July 31, 2022 reminded us of two enduring realities: 1) financial markets are dynamic and apt to change abruptly; 2) it's vitally important that we remain calm and rational whenever faced with those inevitable bouts of turmoil.

Consider what the past year has dealt us. The latter half of 2021 was largely constructive for financial markets, with record corporate earnings, ample liquidity in markets, and investors largely embracing risk assets. But as the calendar year turned, the script flipped. Almost overnight investor sentiment turned negative. There were many culprits. Inflation data was running persistently hotter than expected, with some of the highest readings in decades. Even the U.S. Federal Reserve (the "Fed") stopped calling inflation "transitory" and pivoted to a restrictive monetary policy. The Fed is now singularly focused on inflation and has embarked on a new aggressive rate-hike cycle. On top of all that, a terrible war began (and continues) in Eastern Europe, which fueled rising energy prices and slowed global growth.

These issues, among other factors, have ratcheted up market volatility in both stock and bond markets. Many broad market stock indices pulled back substantially during the first half of 2022 and even entered "bear market" territory in June, which is typically considered a 20% pullback from the most recent highs. Meanwhile, fixed income investors were also dealing with elevated volatility, and wide swaths of the bond market struggled in the face of rising interest rates. For a short while, bonds were not acting as their traditional counterbalance to equities, and that further troubled investors.

Just as quickly the script flipped again as our annual reporting period was drawing to a close. Risk was back on and investors seemingly went bargain hunting in July. Most equity indexes bounced back smartly — not fully recovering losses since the beginning of the calendar year but still making sharp moves higher.

Throughout the ups and downs of the past annual reporting period, there have been interesting subplots playing out within the broader market as different investment styles and sectors took turns in leadership positions. For example, it was interesting to watch crypto assets captivate investors through the earlier part of our annual reporting period, only to see them fall out of favor as sentiment soured. Ironically, those "less-exciting" assets, such as utilities and even money market funds, have been among the better performing throughout 2022. Indeed, things really can change markedly, and if anything, this underscores the importance of diversification.

Looking at the numbers we see that the S&P 500® Index, the bell-weather proxy for our domestic stock market, had an annual total return of -4.64% for the 12-month period ended July 31, 2022. Over this same annual period, the yield on the 10-Year U.S. Treasury jumped 143 basis points (a basis point is 1/100th of a percentage point), thanks largely to the Fed's policy shift and several aggressive rate hikes. At the end of our reporting period, the yield on the 10-Year U.S. Treasury finished at 2.67%.

2

Given the volatile market environment of the past year, it's comforting that we can draw on our experience managing portfolios through all market environments. This has taught us to remain calm in the face of turmoil. It's imperative that investors do the same, as opposed to chasing short-term trends and acting emotionally. It is our view that a long-term plan, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerances are some of the key ingredients for staying the course and progressing on investment goals.

As ever, there will be challenges ahead. The Fed has declared its intent to continue raising rates even as some elevated inflation readings begin to decline. Labor shortages, ongoing supply chain issues, elevated energy prices, and the Russia-Ukraine war are among the headwinds investors continue to navigate. There's even been some chatter about a possible recession in 2023.

Although no one can definitively predict what markets will do in the future, we can assure you that the investment professionals at all our independent franchises continually monitor the environment and work hard to position portfolios opportunistically no matter what the markets bring.

On the following pages, you will find information relating to your USAA® Mutual Fund, brought to you by Victory Capital. If you have any questions regarding the current market dynamics or your specific portfolio or investment plan, we encourage you to contact our representatives. Call (800) 235-8396 or visit our website at www.vcm.com.

From all of us here at Victory Capital, thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

3

USAA Income Fund

Managers' Commentary

(Unaudited)

•  What were the market conditions during the reporting period?

As the world attempted to return to normal, coming out of the historic, COVID-19 government imposed lockdowns, the consequences of those lockdowns began to manifest themselves during the reporting period ended July 31, 2022. In particular, global supply chains that functioned smoothly pre-COVID were disrupted in ways that have yet to work themselves out. Generally speaking, the result was demand that rebounded faster than supply could keep up. To make matters worse, apart from the human tragedy itself, Russia's invasion of Ukraine in February 2022 added to the supply chain issues, with impacts on the price of oil, natural gas, wheat and fertilizer, to name but a few. While the general price level fell during COVID, when demand fell faster than supply, the reverse is now true. As measured by the Consumer Price Index ("CPI"), the price level fell from 2.3% in 2019 to 1.4% in 2020, but skyrocketed to 7% in 2021. During 2022, the price level has risen even further, to 8.5% as of July 31, 2022.

These events have taken their toll on the financial markets, with the S&P 500® Index down 4.64% year over year, and 12.58% year to date. The bond market did not escape the pain, either. Indeed, the past year has been one of the worst for fixed income markets for the last 50 years, if not all history. The one-year total return for the period ending July 31, 2022 for the Bloomberg U.S. Aggregate Bond Index was -9.12% year over year, and -8.16% year to date, worse than the S&P 500 Index year over year. These numbers are even worse than during the dollar devaluation period in the late 1970s/early 1980s.

These results were driven primarily by the significant rise in interest rates, as the bond market reacted to the dramatic increases in the price level. While the U.S. Federal Reserve (the "Fed") initially believed these price increases to be transitory, the bond market forced them to quickly abandon that thought. What was originally expected to be a gradual 25 basis points ("bps") increase in the federal funds rate morphed into rate hikes that haven't been seen since 1994. (A basis point is 1/100th of a percentage point.) The Fed started hiking rates by 25 bps in March, then was forced to make additional hikes of 50 bps in May and a whopping 75 bps in June and July. Looking ahead, the bond market appears to expect another 81 bps of rate hikes by December 2022, when the federal funds rate is expected to top out at about 3.31%.

In addition to the jump in Treasury rates, bond spreads have widened out as well. Year over year, the Bloomberg Corporate Index option-adjusted spread rose from 0.85% to 1.42%, a 57 bps increase. This double whammy took its toll on the fixed income market, leaving the Bloomberg Corporate Index with a one-year negative total return of -12.61%.

The recent rise in interest rates is already beginning to dampen demand, particularly for housing, as well as automobiles. Higher gasoline and food prices are also taking their toll, forcing consumers to curtail other purchases. Although the employment situation looks decent with the unemployment rate at 3.5%, that's typically a lagging indicator, and the COVID-19 lockdowns caused havoc in the labor markets, as many businesses still cannot fill all the positions they need. As a result, the U.S. has now experienced the market-accepted definition of recession (two consecutive quarters of negative real Gross Domestic Product ("GDP")). Real GDP (which subtracts CPI from nominal GDP) decreased -1.6% in the first quarter of 2022, and -0.9% in the second quarter of 2022. Economic

4

USAA Income Fund

Managers' Commentary (continued)

activity is likely to continue to slow in the near term as the economy re-adjusts from the COVID-19 pandemic.

•  How did the USAA Income Fund (the "Fund") perform during the reporting period?

The Fund has four share classes: Fund Shares, Institutional Shares, Class A, and R6 Shares. For the reporting period ended July 31, 2022, the Fund Shares, Institutional Shares, Class A, and R6 Shares had total returns of -10.41%, -10.37%, -10.65%, and -10.28%, respectively. This compares to returns of -9.12% for the Bloomberg U.S. Aggregate Bond Index (the "Index") and -12.07% for the Lipper A Rated Bond Funds Index.

•  What strategies did you employ during the reporting period?

The Fund produced a negative total return through the reporting period ended July 1, 2022, and underperformed the Index which also had negative returns during the reporting period. The negative total returns for both the Fund and the Index were primarily driven by increases in interest rates during the second half of the reporting period. The Fund's higher allocation to BBB-rated corporate credit relative to the Index, was a primary driver of underperformance. Offsetting this underperformance was the Fund's large underweight to U.S. Treasuries and Agency Mortgage-Backed Securities, which performed poorly as interest rates increased.

In keeping with our investment process, we continued to build the portfolio bond by bond. We seek ideas where our fundamental understanding of the credit risk is different than that of the market, working with our team of analysts to evaluate each potential investment individually. During the reporting period, we found select attractive opportunities as we continued to seek relative values across the fixed income market.

Our analysts continued to analyze and monitor every holding in the portfolio. We are committed to building a portfolio diversified among multiple asset classes and across a large number of issuers. To minimize the Fund's exposure to potential surprises, we limit the positions we take in any one issuer.

Thank you for allowing us to assist you with your investment needs.

5

USAA Income Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended July 31, 2022

	Fund Shares	Institutional Shares	Class A		R6 Shares
INCEPTION DATE	3/4/74	8/1/08	8/2/10		12/1/16
	Net Asset Value	Net Asset Value	Net Asset Value	Maximum Offering Price	Net Asset Value	Bloomberg U.S. Aggregate Bond Index[1]	Lipper A Rated Bond Funds Index[2]
One Year	–10.41%	–10.37%	–10.65%	–12.67%	–10.28%	–9.12%	–12.07%
Five Year	1.75%	1.81%	1.52%	1.06%	1.91%	1.28%	2.20%
Ten Year	2.55%	2.63%	2.30%	2.06%	N/A	1.65%	2.72%
Since Inception	N/A	N/A	N/A	N/A	2.60%	N/A	N/A

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price figures reflect a maximum sales charge of 2.25% for Class A. Net Asset Value does not reflect sales charges. Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Income Fund — Growth of $10,000

1The Bloomberg U.S. Aggregate Bond Index covers the U.S. investment-grade-rated bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index. As of August 24, 2021, Bloomberg rebranded the Bloomberg Barclays fixed income indices as "Bloomberg Indices."

2The Lipper A Rated Bond Funds Index tracks the total return performance of funds within the Lipper Corporate Debt Funds A Rated category. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

6

USAA Mutual Funds Trust USAA Income Fund	July 31, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks maximum current income without undue risk to principal.

Asset Allocation*:

July 31, 2022

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

**  Rounds to less than 0.05%.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Asset-Backed Securities (6.5%)
Aligned Data Centers Issuer LLC, Series 2021-1A, Class A2, 1.94%, 8/15/46, Callable 8/15/24 @ 100 (a)	$8,500	$7,635
American Credit Acceptance Receivables Trust, Series 2022-1, Class C, 2.12%, 3/13/28, Callable 9/13/24 @ 100 (a)	3,500	3,309
American Credit Acceptance Receivables Trust, Series 2022-1, Class B, 1.68%, 9/14/26, Callable 9/13/24 @ 100 (a)	2,500	2,400
AmeriCredit Automobile Receivables Trust, Series 2018-2, Class C, 3.59%, 6/18/24, Callable 2/18/23 @ 100	1,773	1,772
ARI Fleet Lease Trust, Series 2022-A, Class A3, 3.43%, 1/15/31, Callable 6/15/25 @ 100 (a)	2,286	2,260
ARI Fleet Lease Trust, Series 2022-A, Class B, 3.79%, 1/15/31, Callable 6/15/25 @ 100 (a)	1,400	1,392
Avis Budget Rental Car Funding AESOP LLC, Series 2018-2A, Class B, 4.27%, 3/20/25, Callable 4/20/24 @ 100 (a)	5,250	5,183
Avis Budget Rental Car Funding AESOP LLC, Series 2019-2A, Class B, 3.55%, 9/22/25, Callable 10/20/24 @ 100 (a)	7,500	7,281
California Republic Auto Receivables Trust, Series 2018-1, Class D, 4.33%, 4/15/25, Callable 9/15/22 @ 100	2,158	2,157
CarMax Auto Owner Trust, Series 2020-2, Class B, 2.90%, 8/15/25, Callable 2/15/24 @ 100	3,611	3,558
CarMax Auto Owner Trust, Series 2018-4, Class D, 4.15%, 4/15/25, Callable 12/15/22 @ 100	1,470	1,470
CarMax Auto Owner Trust, Series 2019-1, Class B, 3.45%, 11/15/24, Callable 2/15/23 @ 100	1,924	1,920
CarNow Auto Receivables Trust, Series 2021-1A, Class A, 0.97%, 10/15/24, Callable 11/15/23 @ 100 (a)	442	440
Carvana Auto Receivables Trust, Series 2021-N4, Class A2, 1.80%, 9/11/28, Callable 6/10/25 @ 100	2,750	2,566
CCG Receivables Trust, Series 2020-1, Class C, 1.84%, 12/14/27, Callable 1/14/24 @ 100 (a)	2,000	1,929
CF Hippolyta LLC, Series 2021-1A, Class A1, 1.53%, 3/15/61, Callable 3/15/24 @ 100 (a)	2,894	2,591
Chesapeake Funding II LLC, Series 2018-3A, Class C, 3.81%, 1/15/31, Callable 8/15/22 @ 100 (a)	6,000	5,994
CIT Education Loan Trust, Series 2007-1, Class B, 2.50% (LIBOR03M+30bps), 6/25/42, Callable 6/25/31 @ 100 (a) (b)	3,386	3,113
CNH Equipment Trust, Series 2020-A, Class B, 2.30%, 10/15/27, Callable 3/15/24 @ 100	1,100	1,074
Conn Funding II LP, Series 2022-A, Class B, 9.52%, 12/15/26, Callable 6/15/24 @ 100 (a)	5,000	4,935
Credit Acceptance Auto Loan Trust, Series 2021-3A, Class A, 1.00%, 5/15/30, Callable 11/15/24 @ 100 (a)	2,327	2,225
Credit Acceptance Auto Loan Trust, Series 2020-1A, Class B, 2.39%, 4/16/29, Callable 8/15/23 @ 100 (a)	4,118	4,053
Credit Acceptance Auto Loan Trust, Series 2021-2A, Class B, 1.26%, 4/15/30, Callable 12/15/24 @ 100 (a)	5,885	5,440
Crossroads Asset Trust, Series 2021-A, Class A2, 0.82%, 3/20/24 (a)	623	615
Diamond Infrastructure Funding LLC, Series 2021-1A, Class A, 1.76%, 4/15/49, Callable 9/20/25 @ 100 (a)	5,667	4,989

See notes to financial statements.

8

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Diamond Issuer, Series 2021-1A, Class A, 2.31%, 11/20/51, Callable 11/20/25 @ 100 (a)	$4,875	$4,381
Encina Equipment Finance LLC, Series 2021-1A, Class A2, 0.74%, 12/15/26, Callable 2/15/24 @ 100 (a)	2,004	1,961
Exeter Automobile Receivables Trust, Series 2019-2A, Class D, 3.71%, 3/17/25, Callable 12/15/23 @ 100 (a)	11,954	11,920
ExteNet LLC, Series 2019-1A, Class A2, 3.20%, 7/26/49, Callable 1/25/23 @ 100 (a)	5,625	5,416
First Investors Auto Owner Trust, Series 2019-2A, Class C, 2.71%, 12/15/25, Callable 8/15/23 @ 100 (a)	4,463	4,433
First Investors Auto Owner Trust, Series 2018-2A, Class F, 7.31%, 9/15/25, Callable 1/15/23 @ 100 (a)	3,150	3,160
First Investors Auto Owner Trust, Series 2020-1A, Class B, 1.85%, 2/17/26, Callable 9/15/23 @ 100 (a)	1,031	1,030
FirstKey Homes Trust, Series 2021-SFR2, Class B, 1.61%, 9/17/38 (a)	6,538	5,831
Flagship Credit Auto Trust, Series 2018-3, Class D, 4.15%, 12/16/24, Callable 1/15/24 @ 100 (a)	1,176	1,172
Flagship Credit Auto Trust, Series 2020-2, Class D, 5.75%, 4/15/26, Callable 7/15/24 @ 100 (a)	3,898	3,921
Ford Credit Auto Owner Trust, Series 2020-1, Class A, 2.04%, 8/15/31, Callable 2/15/25 @ 100 (a)	5,333	5,125
Ford Credit Auto Owner Trust, Series 2020-1, Class C, 2.54%, 8/15/31, Callable 2/15/25 @ 100 (a)	4,000	3,766
Foursight Capital Automobile Receivables Trust, Series 2021-1, Class B, 0.87%, 1/15/26, Callable 11/15/23 @ 100 (a)	3,281	3,230
GLS Auto Receivables Issuer Trust, Series 2021-3A, Class B, 0.78%, 11/17/25, Callable 3/15/25 @ 100 (a)	5,500	5,285
GLS Auto Receivables Issuer Trust, Series 2020-1A, Class B, 2.43%, 11/15/24, Callable 2/15/24 @ 100 (a)	1,346	1,341
GM Financial Consumer Automobile Receivables Trust, Series 2019-3, Class B, 2.32%, 12/16/24, Callable 4/16/23 @ 100	1,685	1,671
GM Financial Consumer Automobile Receivables Trust, Series 2020-2, Class B, 2.54%, 8/18/25, Callable 11/16/23 @ 100	1,500	1,474
Golden Credit Card Trust, Series 2021-1A, Class C, 1.74%, 8/15/28 (a)	4,467	3,924
Golden Credit Card Trust, Series 2021-1A, Class B, 1.44%, 8/15/28 (a)	9,000	8,162
Hertz Vehicle Financing III LP, Series 2021-2A, Class C, 2.52%, 12/27/27 (a)	3,667	3,126
Hertz Vehicle Financing LLC, Series 2022-2A, Class C, 2.95%, 6/26/28, Callable 6/25/27 @ 100 (a)	3,500	2,977
Hertz Vehicle Financing LLC, Series 2021-1A, Class C, 2.05%, 12/26/25 (a)	2,000	1,832
HPEFS Equipment Trust, Series 2021-2A, Class C, 0.88%, 9/20/28, Callable 7/20/24 @ 100 (a)	7,686	7,289
HPEFS Equipment Trust, Series 2022-1A, Class C, 1.96%, 5/21/29, Callable 6/20/25 @ 100 (a)	1,000	949
HPEFS Equipment Trust, Series 2020-1A, Class B, 1.89%, 2/20/30, Callable 3/20/23 @ 100 (a)	2,929	2,924
HPEFS Equipment Trust, Series 2019-1A, Class C, 2.49%, 9/20/29, Callable 8/20/22 @ 100 (a)	279	279
JPMorgan Chase Bank NA, Series 2021-1, Class B, 0.88%, 9/25/28, Callable 1/25/25 @ 100 (a)	4,463	4,331

See notes to financial statements.

9

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
JPMorgan Chase Bank NA, Series 2021-3, Class C, 0.86%, 2/26/29, Callable 4/25/25 @ 100 (a)	$3,299	$3,172
Master Credit Card Trust, Series 2021-1A, Class B, 0.79%, 11/21/25 (a)	1,615	1,523
Master Credit Card Trust, Series 2020-1A, Class B, 2.27%, 9/21/24 (a)	834	826
Master Credit Card Trust, Series 2021-1A, Class C, 1.06%, 11/21/25 (a)	4,500	4,227
Master Credit Card Trust, Series 2022-2A, Class C, 2.73%, 7/21/28 (a)	2,344	2,159
Master Credit Card Trust, Series 2022-1A, Class C, 2.27%, 7/21/26 (a)	3,000	2,849
MMAF Equipment Finance LLC, Series 2017-A, Class A5, 2.68%, 7/16/27, Callable 6/16/26 @ 100 (a)	1,078	1,073
MMAF Equipment Finance LLC, Series 2022-A, Class A4, 3.32%, 6/13/44 (a)	1,500	1,468
MVW LLC, Series 2021-1WA, Class A, 1.14%, 1/22/41, Callable 9/20/26 @ 100 (a)	1,303	1,198
Navient Student Loan Trust, Series 2018-2A, Class B, 3.41% (LIBOR01M+115bps), 3/25/67, Callable 4/25/34 @ 100 (a) (b)	3,500	3,371
Navient Student Loan Trust, Series 2015-2, Class B, 3.76% (LIBOR01M+150bps), 8/25/50, Callable 11/25/30 @ 100 (b)	3,000	2,969
Nelnet Student Loan Trust, Series 2005-4, Class B, 2.38% (LIBOR03M+28bps), 9/22/35, Callable 3/22/28 @ 100 (b)	873	773
NP SPE II LLC, Series 2017-1A, Class A2, 4.22%, 10/21/47, Callable 4/20/23 @ 100 (a)	15,625	14,764
NP SPE II LLC, Series 2019-2A, Class C1, 6.44%, 11/19/49 (a)	7,429	6,759
OSCAR U.S. Funding Trust LLC, Series 2018-1A, Class A4, 3.50%, 5/12/25, Callable 8/10/22 @ 100 (a)	1,117	1,116
Progress Residential Trust, Series 2021-SFR6, Class B, 1.75%, 7/17/38, Callable 7/17/26 @ 100 (a)	3,938	3,545
Progress Residential Trust, Series 2021-SFR6, Class A, 1.52%, 7/17/38, Callable 7/17/26 @ 100 (a)	4,395	3,973
PSNH Funding LLC, Series 2018-1, Class A3, 3.81%, 2/1/35	15,545	15,251
Santander Bank Auto Credit-Linked Notes, Series 2022-A, Class B, 5.28%, 5/15/32, Callable 4/15/25 @ 100 (a)	4,531	4,485
Santander Consumer Auto Receivables Trust, Series 2020-AA, Class D, 5.49%, 4/15/26, Callable 2/15/24 @ 100 (a)	1,500	1,508
Santander Drive Auto Receivables Trust, Series 2022-3, Class B, 4.13%, 8/16/27, Callable 2/15/26 @ 100	3,188	3,173
Santander Retail Auto Lease Trust, Series 2021-C, Class B, 0.83%, 3/20/26, Callable 5/20/24 @ 100 (a)	3,500	3,300
SCF Equipment Leasing LLC, Series 2020-1A, Class B, 2.02%, 3/20/28, Callable 3/20/25 @ 100 (a)	3,824	3,625
SCF Equipment Leasing LLC, Series 2020-1A, Class A3, 1.19%, 10/20/27, Callable 3/20/25 @ 100 (a)	8,217	8,038
SLM Student Loan Trust, Series 2007-7, Class B, 3.53% (LIBOR03M+75bps), 10/27/70, Callable 7/25/24 @ 100 (b)	5,740	5,303
SLM Student Loan Trust, Series 2007-1, Class B, 3.00% (LIBOR03M+22bps), 1/27/42, Callable 10/25/29 @ 100 (b)	5,327	5,006
SLM Student Loan Trust, Series 2006-10, Class B, 3.00% (LIBOR03M+22bps), 3/25/44, Callable 10/25/32 @ 100 (b)	1,528	1,436
SLM Student Loan Trust, Series 2012-6, Class B, 3.26% (LIBOR01M+100bps), 4/27/43, Callable 7/25/29 @ 100 (b)	20,862	20,263
SLM Student Loan Trust, Series 2005-9, Class B, 3.08% (LIBOR03M+30bps), 1/25/41, Callable 4/25/31 @ 100 (b)	1,145	1,078

See notes to financial statements.

10

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
SLM Student Loan Trust, Series 2006-9, Class B, 3.01% (LIBOR03M+23bps), 1/25/41, Callable 7/25/33 @ 100 (b)	$3,828	$3,623
SLM Student Loan Trust, Series 2003-14, Class B, 3.33% (LIBOR03M+55bps), 10/25/65, Callable 7/25/29 @ 100 (b)	1,252	1,186
Synchrony Credit Card Master Note Trust, Series 2018-2, Class C, 3.87%, 5/15/26	10,417	10,362
Toyota Auto Loan Extended Note Trust, Series 2021-1A, Class A, 1.07%, 2/27/34, Callable 2/25/26 @ 100 (a) (c)	5,500	5,033
VB-S1 Issuer LLC — VBTEL, Series 2022-1A, Class D, 4.29%, 2/15/52, Callable 2/15/26 @ 100 (a)	938	864
VB-S1 Issuer LLC — VBTEL, Series 2022-1A, Class C2I, 3.16%, 2/15/52, Callable 2/15/26 @ 100 (a)	4,000	3,731
Wepco Environmental Trust Finance I LLC, Series 2021-1, Class A, 1.58%, 12/15/35	8,357	7,412
Westlake Automobile Receivables Trust, Series 2021-2A, Class B, 0.62%, 7/15/26, Callable 8/15/24 @ 100 (a)	6,500	6,287
World Omni Auto Receivables Trust, Series 2018-D, Class C, 3.87%, 8/15/25, Callable 12/15/22 @ 100	4,000	4,001
Total Asset-Backed Securities (Cost $367,906)		351,941
Collateralized Mortgage Obligations (4.5%)
Aventura Mall Trust, Series 2018-AVM, Class D, 4.11%, 7/5/40 (a) (c)	4,000	3,612
BAMLL Commercial Mortgage Securities Trust, Series 2015-200P, Class B, 3.49%, 4/14/33, Callable 4/14/25 @ 100 (a)	9,027	8,597
BANK, Series 2017-BNK4, Class B, 4.00%, 5/15/50, Callable 3/15/27 @ 100	5,600	5,387
BANK, Series 2019-BN24, Class ASB, 2.93%, 11/15/62, Callable 3/15/29 @ 100	7,123	6,784
BBCMS Mortgage Trust, Series 2022-C16, Class AS, 4.60%, 6/15/55, Callable 5/15/32 @ 100 (c)	2,703	2,742
BPR Trust, Series 2021-TY, Class C, 3.70% (LIBOR01M+170bps), 9/15/38 (a) (b)	1,538	1,456
BPR Trust, Series 2021-TY, Class A, 3.05% (LIBOR01M+105bps), 9/15/38 (a) (b)	4,904	4,723
BPR Trust, Series 2022-OANA, Class B, 4.41% (TSFR1M+245bps), 4/15/37 (a) (b)	6,000	5,948
BPR Trust, Series 2022-OANA, Class D, 5.65% (TSFR1M+370bps), 4/15/37 (a) (b)	5,000	4,833
BX Commercial Mortgage Trust, Series 2019-XL, Class D, 3.45% (LIBOR01M+145bps), 10/15/36 (a) (b)	1,275	1,245
BX Commercial Mortgage Trust, Series 2020-VIV4, Class A, 2.84%, 12/30/30 (a)	1,875	1,650
BX Commercial Mortgage Trust, Series 2019-XL, Class B, 3.08% (LIBOR01M+108bps), 10/15/36 (a) (b)	5,246	5,168
BX Commercial Mortgage Trust, Series 2022-CSMO, Class B, 5.10% (TSFR1M+314bps), 6/15/27 (a) (b)	5,000	4,925
BX Trust, Series 2019-OC11, Class A, 3.20%, 12/9/41 (a)	9,231	8,412
BXP Trust, Series 2021-601L, Class C, 2.78%, 1/15/44 (a) (c)	6,500	4,935
Cantor Commercial Real Estate Lending, Series 2019-CF3, Class ASB, 2.94%, 1/15/53, Callable 3/15/29 @ 100	6,000	5,722

See notes to financial statements.

11

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Citigroup Commercial Mortgage Trust, Series 2019-SMRT, Class C, 4.68%, 1/10/36 (a)	$8,100	$7,913
Citigroup Commercial Mortgage Trust, Series 2014-GC23, Class AS, 3.86%, 7/10/47, Callable 7/10/24 @ 100	4,000	3,947
Citigroup Commercial Mortgage Trust, Series 2014-GC23, Class A3, 3.36%, 7/10/47, Callable 6/10/24 @ 100	5,531	5,458
Citigroup Commercial Mortgage Trust, Series 2020-555, Class A, 2.65%, 12/10/41 (a)	10,000	8,846
COMM Mortgage Trust, Series 2012-CR4, Class XA, 1.65%, 10/15/45, Callable 8/15/22 @ 100 (c) (d)	34,744	1
COMM Mortgage Trust, Series 2012-CCRE3, Class AM, 3.42%, 10/15/45, Callable 9/15/22 @ 100 (a)	5,925	5,845
COMM Mortgage Trust, Series 2015-PC1, Class AM, 4.29%, 7/10/50, Callable 5/10/25 @ 100 (c)	3,500	3,439
COMM Mortgage Trust, Series 2014-277P, Class A, 3.61%, 8/10/49, Callable 8/10/24 @ 100 (a) (c)	10,500	10,201
COMM Mortgage Trust, Series 2015-LC23, Class AM, 4.16%, 10/10/48, Callable 10/10/25 @ 100 (c)	6,300	6,169
COMM Mortgage Trust, Series 2015-PC1, Class B, 4.30%, 7/10/50, Callable 6/10/25 @ 100 (c)	2,500	2,407
COMM Mortgage Trust, Series 2012-CCRE4, Class AM, 3.25%, 10/15/45, Callable 10/15/22 @ 100	8,600	8,528
COMM Mortgage Trust, Series 2020-CX, Class A, 2.17%, 11/10/46, Callable 11/10/30 @ 100 (a)	3,500	2,990
CSMC Trust, Series 2020-West, Class A, 3.04%, 2/15/35, Callable 2/15/30 @ 100 (a)	2,500	2,231
DBJPM Mortgage Trust, Series 2016-SFC, Class A, 2.83%, 8/10/36, Callable 8/10/26 @ 100 (a)	4,750	4,466
DBJPM Mortgage Trust, Series 2016-SFC, Class B, 3.24%, 8/10/36, Callable 8/10/26 @ 100 (a)	2,500	2,363
Extended Stay America Trust, Series 2021-ESH, Class B, 3.38% (LIBOR01M+138bps), 7/15/38 (a) (b)	5,025	4,899
GS Mortgage Securities Corp., Series 2013-GC10, Class AS, 3.28%, 2/10/46, Callable 1/10/23 @ 100	5,000	4,968
GS Mortgage Securities Corp., Series 2013-GC10, Class B, 3.68%, 2/10/46, Callable 1/10/23 @ 100 (a)	10,000	9,917
GS Mortgage Securities Corp., Series 2005-ROCK, Class X1, 0.39%, 5/3/32 (a) (c) (d)	190,667	1,302
GS Mortgage Securities Corp. Trust, Series 2017-GPTX, Class A, 2.86%, 5/10/34 (a)	2,000	1,991
GS Mortgage Securities Trust, Series 2020-GC45, Class A5, 2.91%, 2/13/53, Callable 12/13/29 @ 100	4,231	3,946
Hudson Yards Mortgage Trust, Series 2019-55HY, Class A, 2.94%, 12/10/41 (a) (c)	2,000	1,836
ILPT Commercial Mortgage Trust, Series 2022-LPFX, Class A, 3.38%, 3/15/32 (a)	6,000	5,410
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2021-2NU, Class B, 2.08%, 1/5/40 (a) (c)	2,500	2,152
JPMBB Commercial Mortgage Securities Trust, Series 2014-C18, Class AS, 4.44%, 2/15/47, Callable 2/15/24 @ 100 (c)	9,000	8,809

See notes to financial statements.

12

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Magnetite XXXV Ltd., Series 2022-35A, Class A1, 4.66%, 10/25/35 (a) (e)	$4,000	$3,995
Manhattan West Mortgage Trust, Series 2020-1MW, Class A, 2.13%, 9/10/40 (a)	8,000	7,185
Morgan Stanley Bank of America Merrill Lynch Trust, Series C9, Class AS, 3.46%, 5/15/46, Callable 4/15/23 @ 100	3,200	3,167
Morgan Stanley Capital Trust, Series 2015-MS1, Class AS, 4.02%, 5/15/48, Callable 6/15/25 @ 100 (c)	7,000	6,876
Palmer Square Loan Funding Ltd., Series 2022-5A, Class A1, 4.08%, 7/15/35 (a) (e)	3,000	2,970
SLG Office Trust, Series 2021-OVA, Class A, 2.59%, 7/15/41 (a) (f)	5,200	4,581
SMRT, Series 2022-MINI, Class B, 3.31% (TSFR1M+135bps), 1/15/24 (a) (b)	6,500	6,260
VLS Commercial Mortgage Trust, Series 2020-LAB, Class A, 2.13%, 10/10/42 (a)	4,000	3,385
WFRBS Commercial Mortgage Trust, Series 2013-C13, Class AS, 3.35%, 5/15/45, Callable 4/15/23 @ 100	5,000	4,946
WFRBS Commercial Mortgage Trust, Series 2012-C10, Class A5, 3.24%, 12/15/45, Callable 12/15/22 @ 100	5,000	4,933
Total Collateralized Mortgage Obligations (Cost $259,913)		244,471
Preferred Stocks (0.9%)
Communication Services (0.1%):
Qwest Corp., 6.50%, 9/1/56	360,000	8,849
Consumer Staples (0.1%):
CHS, Inc., cumulative redeemable, Series 1, 7.88% (g)	190,818	5,377
Financials (0.0%): (h)
Citigroup Capital, 9.18% (LIBOR03M+637bps), 10/30/40 (b)	40,000	1,093
Real Estate (0.7%):
Equity Residential, cumulative redeemable, Series K, 8.29% (g)	111,611	6,319
Mid-America Apartment Communities, Inc., cumulative redeemable, Series I, 8.50% (g) (i)	219,731	12,816
Prologis, Inc., cumulative redeemable, Series Q, 8.54% (g) (i)	284,623	17,362
		36,497
Total Preferred Stocks (Cost $43,387)		51,816
Senior Secured Loans (0.0%) (h)
CSC Holdings LLC, 2017 Term Loan, First Lien, 4.25% (LIBOR01M+225bps), 7/17/25 (b)	2,332	2,243
Total Senior Secured Loans (Cost $2,322)		2,243
Corporate Bonds (45.9%)
Communication Services (2.2%):
AT&T, Inc. 4.50%, 5/15/35, Callable 11/15/34 @ 100	3,000	2,977
3.10%, 2/1/43, Callable 8/1/42 @ 100 (j)	8,000	6,250

See notes to financial statements.

13

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
CBS Corp., 4.20%, 6/1/29, Callable 3/1/29 @ 100	$3,000	$2,902
CenturyLink, Inc., 6.75%, 12/1/23	2,000	2,031
Charter Communications Operating LLC/Charter Communications Operating Capital 2.30%, 2/1/32, Callable 11/1/31 @ 100 (f)	2,500	1,995
6.38%, 10/23/35, Callable 4/23/35 @ 100	5,000	5,251
3.50%, 6/1/41, Callable 12/1/40 @ 100	10,000	7,338
Comcast Corp. 3.90%, 3/1/38, Callable 9/1/37 @ 100	3,000	2,833
2.89%, 11/1/51, Callable 5/1/51 @ 100	3,500	2,623
CSC Holdings LLC, 5.50%, 4/15/27, Callable 9/6/22 @ 102.75 (a)	3,000	2,905
Discovery Communications LLC, 3.95%, 3/20/28, Callable 12/20/27 @ 100	10,000	9,648
Fox Corp., 4.71%, 1/25/29, Callable 10/25/28 @ 100	7,600	7,730
Netflix, Inc., 4.88%, 6/15/30, Callable 3/15/30 @ 100 (a)	1,797	1,763
Paramount Global, 3.38%, 2/15/28, Callable 11/15/27 @ 100	7,000	6,630
Rogers Communications, Inc., 4.50%, 3/15/42, Callable 9/15/41 @ 100 (a)	9,500	8,985
T-Mobile USA, Inc. 4.75%, 2/1/28, Callable 2/1/23 @ 102.38	2,857	2,852
3.88%, 4/15/30, Callable 1/15/30 @ 100	15,000	14,426
2.55%, 2/15/31, Callable 11/15/30 @ 100 (j)	10,000	8,722
Verizon Communications, Inc. 2.10%, 3/22/28, Callable 1/22/28 @ 100	3,500	3,208
1.75%, 1/20/31, Callable 10/20/30 @ 100	8,000	6,686
4.40%, 11/1/34, Callable 5/1/34 @ 100	3,500	3,508
4.13%, 8/15/46	5,000	4,630
2.88%, 11/20/50, Callable 5/20/50 @ 100	3,000	2,215
		118,108
Consumer Discretionary (2.8%):
Advance Auto Parts, Inc., 3.50%, 3/15/32, Callable 12/15/31 @ 100	7,750	6,925
Amazon.com, Inc., 3.88%, 8/22/37, Callable 2/22/37 @ 100	6,000	6,048
AutoNation, Inc. 2.40%, 8/1/31, Callable 5/1/31 @ 100	3,750	2,970
3.85%, 3/1/32, Callable 12/1/31 @ 100	4,500	4,011
Brunswick Corp., 2.40%, 8/18/31, Callable 5/18/31 @ 100	6,500	4,996
Daimler Trucks Finance North America LLC, 2.38%, 12/14/28 (a)	5,600	4,955
Genting New York LLC/GENNY Capital, Inc., 3.30%, 2/15/26, Callable 1/15/26 @ 100 (a)	3,000	2,725
Genuine Parts Co., 2.75%, 2/1/32, Callable 11/1/31 @ 100	3,833	3,293
GSK Consumer Healthcare Capital US LLC, 3.38%, 3/24/29, Callable 1/24/29 @ 100 (a)	5,000	4,832
Hasbro, Inc. 3.55%, 11/19/26, Callable 9/19/26 @ 100	4,500	4,368
3.90%, 11/19/29, Callable 8/19/29 @ 100 (f)	4,000	3,795
Kohl's Corp., 3.38%, 5/1/31, Callable 2/1/31 @ 100 (j)	6,250	4,708
Magallanes, Inc. 3.76%, 3/15/27, Callable 2/15/27 @ 100 (a)	5,000	4,806
5.05%, 3/15/42, Callable 9/15/41 @ 100 (a)	3,759	3,338

See notes to financial statements.

14

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Marriott International, Inc. 4.63%, 6/15/30, Callable 3/15/30 @ 100	$2,333	$2,288
2.85%, 4/15/31, Callable 1/15/31 @ 100 (f)	8,000	6,858
3.50%, 10/15/32, Callable 7/15/32 @ 100 (f)	3,500	3,121
Mattel, Inc., 3.38%, 4/1/26, Callable 4/1/23 @ 101.69 (a)	500	474
Murphy Oil USA, Inc. 4.75%, 9/15/29, Callable 9/15/24 @ 102.38	2,000	1,934
3.75%, 2/15/31, Callable 2/15/26 @ 101.88 (a) (f)	1,332	1,211
Nordstrom, Inc. 4.38%, 4/1/30, Callable 1/1/30 @ 100 (j)	2,000	1,684
4.25%, 8/1/31, Callable 5/1/31 @ 100 (j)	4,250	3,441
Novant Health, Inc., 2.64%, 11/1/36, Callable 8/1/36 @ 100	13,000	10,861
O'Reilly Automotive, Inc., 4.20%, 4/1/30, Callable 1/1/30 @ 100	5,000	4,985
Resorts World Las Vegas LLC/RWLV Capital, Inc., 4.63%, 4/6/31, Callable 1/6/31 @ 100 (a)	5,367	4,272
Smithsonian Institution, 2.65%, 9/1/39	2,000	1,671
Sodexo, Inc., 2.72%, 4/16/31, Callable 1/16/31 @ 100 (a) (j)	8,000	6,993
Stellantis Finance U.S., Inc., 2.69%, 9/15/31, Callable 6/15/31 @ 100 (a)	13,800	11,297
Toll Brothers Finance Corp., 3.80%, 11/1/29, Callable 8/1/29 @ 100	2,863	2,586
Tufts University, 3.10%, 8/15/51, Callable 2/15/51 @ 100	9,500	7,110
University of Notre Dame du Lac, 3.44%, 2/15/45	5,000	4,588
Vanderbilt University Medical Center, 4.17%, 7/1/37, Callable 1/1/37 @ 100	1,000	958
VF Corp., 2.95%, 4/23/30, Callable 1/23/30 @ 100	8,000	7,271
Volkswagen Group of America Finance LLC, 4.60%, 6/8/29, Callable 4/8/29 @ 100 (a)	6,000	5,975
		151,348
Consumer Staples (2.2%):
7-Eleven, Inc., 1.80%, 2/10/31, Callable 11/10/30 @ 100 (a)	6,500	5,301
Altria Group, Inc., 2.45%, 2/4/32, Callable 11/4/31 @ 100 (f)	6,500	5,093
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.70%, 2/1/36, Callable 8/1/35 @ 100	10,000	10,273
Anheuser-Busch InBev Worldwide, Inc. 4.38%, 4/15/38, Callable 10/15/37 @ 100	6,500	6,317
3.75%, 7/15/42 (f)	5,000	4,332
BAT Capital Corp., 4.39%, 8/15/37, Callable 2/15/37 @ 100	15,000	12,404
Bunge Ltd. Finance Corp., 2.75%, 5/14/31, Callable 2/14/31 @ 100	12,000	10,344
Cargill, Inc., 2.13%, 11/10/31, Callable 8/10/31 @ 100 (a)	6,000	5,225
Church & Dwight Co., Inc., 2.30%, 12/15/31, Callable 9/15/31 @ 100	3,750	3,305
Constellation Brands, Inc., 2.25%, 8/1/31, Callable 5/1/31 @ 100	13,645	11,593
General Mills, Inc., 4.55%, 4/17/38, Callable 10/17/37 @ 100	4,667	4,543
JBS USA Food Co., 2.50%, 1/15/27, Callable 12/15/26 @ 100 (a)	6,500	5,785
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 5.75%, 4/1/33, Callable 1/1/33 @ 100 (a)	3,000	2,969
Keurig Dr Pepper, Inc., 4.50%, 4/15/52, Callable 10/15/51 @ 100	10,000	9,350
Kraft Heinz Foods Co., 5.00%, 6/4/42	6,000	5,834
McCormick & Co., Inc. 2.50%, 4/15/30, Callable 1/15/30 @ 100	2,000	1,768
1.85%, 2/15/31, Callable 11/15/30 @ 100	2,000	1,663

See notes to financial statements.

15

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
SC Johnson & Son, Inc., 4.35%, 9/30/44, Callable 3/30/44 @ 100 (a)	$7,000	$6,584
Smithfield Foods, Inc., 4.25%, 2/1/27, Callable 11/1/26 @ 100 (a)	5,000	4,863
Sysco Corp., 2.45%, 12/14/31, Callable 9/14/31 @ 100	5,000	4,364
		121,910
Energy (3.7%):
Boardwalk Pipelines LP 4.95%, 12/15/24, Callable 9/15/24 @ 100	2,500	2,528
4.45%, 7/15/27, Callable 4/15/27 @ 100	9,000	8,862
Buckeye Partners LP, 5.60%, 10/15/44, Callable 4/15/44 @ 100	10,000	7,394
Cameron LNG LLC, 3.30%, 1/15/35, Callable 9/15/34 @ 100 (a)	13,364	11,892
Cheniere Corpus Christi Holdings LLC, 2.74%, 12/31/39, Callable 7/4/39 @ 100	8,667	6,973
Columbia Pipeline Group, Inc., 4.50%, 6/1/25, Callable 3/1/25 @ 100	3,000	3,034
ConocoPhillips Co., 4.15%, 11/15/34, Callable 5/15/34 @ 100	5,500	5,318
DCP Midstream Operating LP, 5.85% (LIBOR03M+385bps), 5/21/43, Callable 5/21/23 @ 100 (a) (b)	10,000	8,675
Enable Midstream Partners LP, 4.15%, 9/15/29, Callable 6/15/29 @ 100	6,000	5,677
Energy Transfer LP 4.75%, 1/15/26, Callable 10/15/25 @ 100	2,000	2,015
5.80% (LIBOR03M+302bps), 11/1/66, Callable 9/6/22 @ 100 (b)	8,510	5,963
Enterprise TE Partners LP, 4.36% (LIBOR03M+278bps), 6/1/67, Callable 9/6/22 @ 100 (b)	3,000	2,183
EOG Resources, Inc., 3.90%, 4/1/35, Callable 10/1/34 @ 100	3,000	2,907
EQM Midstream Partners LP 4.00%, 8/1/24, Callable 5/1/24 @ 100	1,286	1,249
4.13%, 12/1/26, Callable 9/1/26 @ 100	8,000	7,393
EQT Corp., 7.50%, 2/1/30, Callable 11/1/29 @ 100	4,594	5,032
Exxon Mobil Corp., 2.61%, 10/15/30, Callable 7/15/30 @ 100	6,750	6,297
Florida Gas Transmission Co. LLC, 2.55%, 7/1/30, Callable 4/1/30 @ 100 (a)	6,500	5,671
Gray Oak Pipeline LLC, 3.45%, 10/15/27, Callable 8/15/27 @ 100 (a)	5,333	5,009
Hf Sinclair Corp., 4.50%, 10/1/30, Callable 7/1/30 @ 100 (a)	10,000	9,286
Hilcorp Energy I LP/Hilcorp Finance Co. 6.25%, 11/1/28, Callable 11/1/23 @ 103.13 (a)	4,000	3,874
6.00%, 2/1/31, Callable 2/1/26 @ 103 (a)	3,000	2,747
Marathon Petroleum Corp., 4.75%, 9/15/44, Callable 3/15/44 @ 100	5,000	4,577
Midwest Connector Capital Co. LLC, 4.63%, 4/1/29, Callable 1/1/29 @ 100 (a) (f)	14,500	13,920
Murphy Oil Corp., 5.75%, 8/15/25, Callable 9/6/22 @ 101.44	5,000	5,030
Northwest Pipeline LLC, 4.00%, 4/1/27, Callable 1/1/27 @ 100	5,067	5,021
Occidental Petroleum Corp., 4.40%, 8/15/49, Callable 2/15/49 @ 100	5,000	4,176
Phillips 66, 4.65%, 11/15/34, Callable 5/15/34 @ 100	2,000	2,043
Pioneer Natural Resources Co., 1.90%, 8/15/30, Callable 5/15/30 @ 100 (f)	5,000	4,221
Plains All American Pipeline LP/PAA Finance Corp., 3.55%, 12/15/29, Callable 9/15/29 @ 100	13,750	12,430
Rockies Express Pipeline LLC 4.95%, 7/15/29, Callable 4/15/29 @ 100 (a)	6,500	5,745
4.80%, 5/15/30, Callable 2/15/30 @ 100 (a)	3,000	2,546
Sabal Trail Transmission LLC, 4.68%, 5/1/38, Callable 11/1/37 @ 100 (a)	5,000	4,797
Schlumberger Holdings Corp., 3.90%, 5/17/28, Callable 2/17/28 @ 100 (a)	3,000	2,941
Southwestern Energy Co., 5.95%, 1/23/25, Callable 10/23/24 @ 100	2,000	2,031

See notes to financial statements.

16

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.50%, 3/1/30, Callable 3/1/25 @ 102.75	$3,500	$3,461
TransCanada PipeLines Ltd., 3.62% (LIBOR03M+221bps), 5/15/67, Callable 9/6/22 @ 100 (b)	10,124	7,706
		200,624
Financials (12.3%):
Alexander Funding Trust, 1.84%, 11/15/23 (a)	6,000	5,748
Alleghany Corp., 3.63%, 5/15/30, Callable 2/15/30 @ 100 (f)	5,000	4,822
American Express Co., 4.99% (SOFR+226bps), 5/26/33, Callable 2/26/32 @ 100 (b)	6,000	6,170
American Honda Finance Corp., 1.30%, 9/9/26	5,000	4,607
American International Group, Inc., 3.88%, 1/15/35, Callable 7/15/34 @ 100	8,000	7,545
AmSouth Bancorp, 6.75%, 11/1/25	2,000	2,155
AmTrust Financial Services, Inc., 6.13%, 8/15/23	10,000	9,887
Assurant, Inc., 4.90%, 3/27/28, Callable 12/27/27 @ 100	5,000	5,073
Athene Global Funding, 2.45%, 8/20/27 (a)	2,000	1,765
Athene Holding Ltd., 3.50%, 1/15/31, Callable 10/15/30 @ 100 (f)	9,000	7,879
AXA Equitable Holdings, Inc., 4.35%, 4/20/28, Callable 1/20/28 @ 100	3,000	3,032
Banc of California, Inc., 5.25%, 4/15/25, Callable 1/15/25 @ 100	10,000	9,901
Bank of America Corp. 4.20%, 8/26/24, MTN (f)	7,000	7,080
3.95%, 4/21/25, MTN	5,000	5,006
1.53% (SOFR+65bps), 12/6/25, Callable 12/6/24 @ 100, MTN (b)	4,500	4,218
3.42% (LIBOR03M+104bps), 12/20/28, Callable 12/20/27 @ 100 (b)	4,383	4,193
BankUnited, Inc., 4.88%, 11/17/25, Callable 8/17/25 @ 100	10,000	10,171
Blackstone Private Credit Fund, 2.63%, 12/15/26, Callable 11/15/26 @ 100 (a)	10,248	8,706
BMW U.S. Capital LLC, 4.15%, 4/9/30, Callable 1/9/30 @ 100 (a)	7,000	7,053
BMW US Capital LLC, 3.70%, 4/1/32, Callable 1/1/32 @ 100 (a)	3,000	2,929
Brown & Brown, Inc., 4.20%, 3/17/32, Callable 12/17/31 @ 100	5,000	4,719
Cadence Bank, 4.13% (LIBOR03M+247bps), 11/20/29, Callable 11/20/24 @ 100 (b) (j)	3,000	2,951
Capital One Financial Corp., 3.75%, 3/9/27, Callable 2/9/27 @ 100	7,500	7,377
CIT Group, Inc., 4.13% (H15T5Y+237bps), 11/13/29, Callable 11/13/24 @ 100 (b)	14,000	13,447
Citigroup, Inc., 4.40%, 6/10/25	10,000	10,103
Citizens Financial Group, Inc. 2.64%, 9/30/32, Callable 7/2/32 @ 100	5,500	4,544
5.64% (H15T5Y+275bps), 5/21/37, Callable 5/21/32 @ 100 (b)	5,000	5,078
Compeer Financial FLCA/Compeer Financial PCA, 3.37% (SOFR+197bps), 6/1/36, Callable 6/1/31 @ 100 (a) (b)	4,000	3,354
Credit Acceptance Corp., 6.63%, 3/15/26, Callable 8/16/22 @ 103.31	4,875	4,920
Cullen/Frost Bankers, Inc., 4.50%, 3/17/27, Callable 2/17/27 @ 100 (f)	3,500	3,528
Cullen/Frost Capital Trust II, 3.13% (LIBOR03M+155bps), 3/1/34, Callable 9/6/22 @ 100 (b)	10,000	8,688
F&G Global Funding, 2.00%, 9/20/28 (a)	8,250	7,084
Fells Point Funding Trust, 3.05%, 1/31/27, Callable 12/31/26 @ 100 (a)	6,500	6,123
Fifth Third Bancorp, 4.34% (SOFR+166bps), 4/25/33, Callable 4/25/32 @ 100 (b)	5,218	5,146
Fifth Third Bank NA, 3.85%, 3/15/26, Callable 2/15/26 @ 100	5,000	4,968

See notes to financial statements.

17

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
First American Financial Corp., 2.40%, 8/15/31, Callable 5/15/31 @ 100	$7,225	$5,709
First Citizens BancShares, Inc., 3.38% (SOFR+247bps), 3/15/30, Callable 3/15/25 @ 100 (b)	12,097	11,577
First Horizon Bank, 5.75%, 5/1/30, Callable 2/1/30 @ 100 (j)	8,000	8,326
Ford Motor Credit Co. LLC 4.06%, 11/1/24, Callable 10/1/24 @ 100 (f)	5,000	4,916
4.54%, 8/1/26, Callable 6/1/26 @ 100	3,400	3,305
Fulton Financial Corp., 3.25% (SOFR+230bps), 3/15/30, Callable 3/15/25 @ 100 (b)	8,000	7,373
GA Global Funding Trust, 1.63%, 1/15/26 (a)	2,250	2,049
GlaxoSmithKline Capital, Inc., 4.20%, 3/18/43	7,000	6,849
Glencore Funding LLC, 2.50%, 9/1/30, Callable 6/1/30 @ 100 (a) (j)	6,500	5,407
Global Atlantic Fin Co., 4.40%, 10/15/29, Callable 7/15/29 @ 100 (a)	10,000	9,227
Huntington Bancshares, Inc., 2.49% (H15T5Y+117bps), 8/15/36, Callable 8/15/31 @ 100 (b)	15,676	12,358
Huntington Capital Trust I, 3.48% (US0003M+70bps), 2/1/27, Callable 9/6/22 @ 100 (b) (j)	2,300	2,130
Hyundai Capital America, 3.25%, 9/20/22 (a)	10,000	10,000
ILFC E-Capital Trust I, 4.85%, 12/21/65, Callable 9/6/22 @ 100 (a)	10,000	7,489
JPMorgan Chase & Co. 2.95%, 10/1/26, Callable 7/1/26 @ 100 (f)	10,000	9,735
3.28% (LIBOR03M+50bps), 2/1/27, Callable 9/6/22 @ 100 (b)	4,000	3,698
4.32% (SOFR+156bps), 4/26/28, Callable 4/26/27 @ 100 (b)	5,000	5,015
1.95% (SOFR+1bps), 2/4/32, Callable 2/4/31 @ 100 (b)	8,667	7,209
KeyBank NA 3.40%, 5/20/26, MTN	2,500	2,436
3.90%, 4/13/29	3,000	2,862
KeyCorp. 2.25%, 4/6/27, MTN	2,000	1,852
4.79% (SOFR+206bps), 6/1/33, Callable 6/1/32 @ 100, MTN (b)	3,784	3,841
Level 3 Financing, Inc. 3.75%, 7/15/29, Callable 1/15/24 @ 101.88 (a)	9,500	7,861
3.88%, 11/15/29, Callable 8/15/29 @ 100 (a)	19,000	16,910
Lincoln National Corp., 3.80% (LIBOR03M+236bps), 5/17/66, Callable 8/11/26 @ 100 (b)	7,500	5,755
Loews Corp., 3.20%, 5/15/30, Callable 2/15/30 @ 100	6,000	5,603
Main Street Capital Corp. 5.20%, 5/1/24	3,000	3,017
3.00%, 7/14/26, Callable 6/14/26 @ 100	4,000	3,553
Manufacturers & Traders Trust Co., 3.40%, 8/17/27	4,380	4,222
MB Financial Bank NA, 4.00% (LIBOR03M+187bps), 12/1/27, Callable 12/1/22 @ 100 (b)	10,417	10,308
Mercury General Corp., 4.40%, 3/15/27, Callable 12/15/26 @ 100	7,000	6,901
MetLife, Inc., 4.13%, 8/13/42	10,000	9,350
Metropolitan Life Global Funding I, 3.30%, 3/21/29 (a)	1,500	1,428
Morgan Stanley 2.51% (SOFR+120bps), 10/20/32, Callable 10/20/31 @ 100, MTN (b)	7,000	6,010
2.48% (SOFR+136bps), 9/16/36, Callable 9/16/31 @ 100 (b) (f)	6,000	4,832
National Rural Utilities Cooperative Finance Corp., 4.75% (LIBOR03M+291bps), 4/30/43, Callable 4/30/23 @ 100 (b)	9,500	8,897

See notes to financial statements.

18

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Nationwide Mutual Insurance Co., 4.12% (LIBOR03M+229bps), 12/15/24, Callable 9/6/22 @ 100 (a) (b)	$20,000	$19,962
New York Community Bancorp, Inc., 5.90% (LIBOR03M+278bps), 11/6/28, Callable 11/6/23 @ 100 (b)	7,000	7,022
OWL Rock Core Income Corp. 5.50%, 3/21/25 (a)	1,500	1,451
3.13%, 9/23/26, Callable 8/23/26 @ 100 (a)	500	435
4.70%, 2/8/27, Callable 1/8/27 @ 100 (a)	4,500	4,152
Pine Street Trust I, 4.57%, 2/15/29, Callable 11/15/28 @ 100 (a)	12,000	11,807
PNC Bank NA, 2.70%, 10/22/29	6,000	5,377
PPL Capital Funding, Inc., 4.92% (LIBOR03M+267bps), 3/30/67, Callable 9/6/22 @ 100 (b)	6,130	4,912
Primerica, Inc., 2.80%, 11/19/31, Callable 8/19/31 @ 100	4,000	3,458
Prudential Financial, Inc. 5.62% (LIBOR03M+392bps), 6/15/43, Callable 6/15/23 @ 100 (b)	19,000	18,935
3.94%, 12/7/49, Callable 6/7/49 @ 100	2,500	2,238
Regions Bank, 6.45%, 6/26/37	7,409	8,660
Regions Financial Corp., 5.75% (H15T5Y+543bps), Callable 6/15/25 @ 100 (b) (g) (j)	2,500	2,552
Santander Holdings USA, Inc., 4.40%, 7/13/27, Callable 4/14/27 @ 100	5,818	5,687
Signature Bank, 4.13% (LIBOR03M+256bps), 11/1/29, Callable 11/1/24 @ 100 (b)	8,000	7,828
Sterling Bancorp, 4.00% (SOFR+253bps), 12/30/29, Callable 12/30/24 @ 100 (b)	6,750	6,540
Stewart Information Services Corp., 3.60%, 11/15/31, Callable 8/15/31 @ 100	8,500	7,245
Synovus Bank/Columbus GA, 4.00% (H15T5Y+363bps), 10/29/30, Callable 10/29/25 @ 100 (b)	4,500	4,334
Synovus Financial Corp., 5.90% (USSW5+338bps), 2/7/29, Callable 2/7/24 @ 100 (b)	10,000	9,761
Texas Capital Bancshares, Inc., 4.00% (H15T5Y+315bps), 5/6/31, Callable 5/6/26 @ 100 (b)	4,000	3,628
Texas Capital Bank NA, 5.25%, 1/31/26	9,335	9,422
The Allstate Corp., 5.75% (LIBOR03M+294bps), 8/15/53, Callable 8/15/23 @ 100 (b)	5,000	4,631
The Bank of New York Mellon Corp., 3.75% (H15T5Y+263bps), Callable 12/20/26 @ 100 (b) (g)	7,000	6,078
The Charles Schwab Corp., 5.38% (H15T5Y+497bps), Callable 6/1/25 @ 100 (b) (g)	5,000	5,071
The Hartford Financial Services Group, Inc., 3.54% (LIBOR03M+213bps), 2/12/67, Callable 9/6/22 @ 100 (a) (b)	14,000	11,118
The PNC Financial Services Group, Inc., 4.63% (SOFR+185bps), 6/6/33, Callable 6/6/32 @ 100 (b)	2,500	2,477
TIAA FSB Holdings, Inc., 5.75%, 7/2/25, Callable 6/2/25 @ 100	10,000	10,182
Torchmark Corp., 4.55%, 9/15/28, Callable 6/15/28 @ 100	4,000	4,060
Truist Bank, 2.25%, 3/11/30, Callable 12/11/29 @ 100	2,450	2,106
Truist Financial Corp., 1.89% (SOFR+63bps), 6/7/29, MTN, Callable 6/7/28 @ 100 (b)	5,000	4,420
UMB Financial Corp., 3.70% (H15T5Y+344bps), 9/17/30, Callable 9/17/25 @ 100 (b)	7,125	6,790
W R Berkley Corp., 3.55%, 3/30/52, Callable 9/30/51 @ 100	5,588	4,465

See notes to financial statements.

19

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Webster Financial Corp., 4.38%, 2/15/24, Callable 1/16/24 @ 100	$6,285	$6,277
Wells Fargo & Co., 3.00%, 10/23/26	10,000	9,709
Zions Bancorp NA, 3.25%, 10/29/29, Callable 7/29/29 @ 100	12,000	10,587
		671,357
Health Care (4.2%):
AbbVie, Inc. 3.20%, 11/21/29, Callable 8/21/29 @ 100 (f)	7,500	7,149
4.25%, 11/21/49, Callable 5/21/49 @ 100 (f)	2,500	2,346
Amgen, Inc. 3.00%, 1/15/52, Callable 7/15/51 @ 100	4,500	3,407
4.20%, 2/22/52, Callable 8/22/51 @ 100	3,500	3,257
Anthem, Inc., 2.55%, 3/15/31, Callable 12/15/30 @ 100	8,000	7,179
Baxter International, Inc., 3.13%, 12/1/51, Callable 6/1/51 @ 100	10,000	7,579
Baylor Scott & White Holdings 3.10%, 11/15/25, Callable 8/15/25 @ 100	5,000	4,875
2.65%, 11/15/26, Callable 8/15/26 @ 100	5,000	4,809
Bio Rad Laboratories, Inc., 3.30%, 3/15/27, Callable 2/15/27 @ 100	3,500	3,378
Bon Secours Charity Health System, Inc., 5.25%, 11/1/25	3,000	3,014
Centene Corp., 2.50%, 3/1/31, Callable 12/1/30 @ 100	4,000	3,435
Cigna Corp., 3.40%, 3/1/27, Callable 12/1/26 @ 100	5,000	4,936
Community Health Network, Inc., 4.24%, 5/1/25	5,000	5,009
CVS Health Corp. 4.30%, 3/25/28, Callable 12/25/27 @ 100	3,000	3,053
3.25%, 8/15/29, Callable 5/15/29 @ 100 (f)	8,966	8,477
CVS Pass-Through Trust 6.04%, 12/10/28	4,310	4,458
5.93%, 1/10/34 (a) (j)	3,388	3,550
DENTSPLY SIRONA, Inc., 3.25%, 6/1/30, Callable 3/1/30 @ 100	15,750	13,533
Eastern Maine Healthcare Systems, 5.02%, 7/1/36	17,000	17,026
Fresenius Medical Care U.S. Finance III, Inc., 2.38%, 2/16/31, Callable 11/16/30 @ 100 (a)	13,000	10,461
HCA, Inc. 4.50%, 2/15/27, Callable 8/15/26 @ 100	1,000	996
4.38%, 3/15/42, Callable 9/15/41 @ 100 (a)	2,156	1,852
5.50%, 6/15/47, Callable 12/15/46 @ 100	2,000	1,933
Illumina, Inc., 2.55%, 3/23/31, Callable 12/23/30 @ 100 (j)	15,000	12,644
Mercy Health, 3.38%, 11/1/25	8,000	7,835
Mylan NV, 3.95%, 6/15/26, Callable 3/15/26 @ 100	5,000	4,733
Northwell Healthcare, Inc., 3.39%, 11/1/27, Callable 8/1/27 @ 100	3,900	3,804
NYU Langone Hospitals, 4.17%, 7/1/37	6,500	6,269
Orlando Health Obligated Group, 2.89%, 10/1/35	1,660	1,461
PerkinElmer, Inc. 2.55%, 3/15/31, Callable 12/15/30 @ 100	8,500	7,221
2.25%, 9/15/31, Callable 6/15/31 @ 100	4,500	3,747
Piedmont Healthcare, Inc., 2.72%, 1/1/42, Callable 7/1/41 @ 100	5,000	3,813
Roche Holdings, Inc., 1.93%, 12/13/28, Callable 10/13/28 @ 100 (a)	8,000	7,350
Royalty Pharma PLC 2.20%, 9/2/30, Callable 6/2/30 @ 100	10,167	8,586
2.15%, 9/2/31, Callable 6/2/31 @ 100	8,500	7,025

See notes to financial statements.

20

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Southern Illinois Healthcare Enterprises, Inc., 3.97%, 5/15/50, Callable 11/15/49 @ 100	$9,000	$7,449
SSM Health Care Corp., 3.82%, 6/1/27, Callable 3/1/27 @ 100 (j)	6,500	6,570
Tenet Healthcare Corp., 6.13%, 6/15/30, Callable 6/15/25 @ 103.06 (a)	1,500	1,516
Trinity Health Corp., 2.63%, 12/1/40, Callable 6/1/40 @ 100	3,000	2,311
Universal Health Services, Inc., 2.65%, 1/15/32, Callable 10/15/31 @ 100 (a)	9,827	7,837
Viatris, Inc., 2.30%, 6/22/27, Callable 4/22/27 @ 100	4,000	3,491
		229,374
Industrials (6.9%):
Acuity Brands Lighting, Inc., 2.15%, 12/15/30, Callable 9/15/30 @ 100	10,000	8,175
Air Lease Corp., 2.88%, 1/15/32, Callable 10/15/31 @ 100	4,750	3,910
American Airlines Pass Through Trust 3.70%, 4/1/28	6,003	5,165
4.00%, 3/22/29	7,158	6,123
4.00%, 8/15/30	3,788	3,031
3.60%, 4/15/31	7,835	6,328
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.50%, 4/20/26 (a)	1,923	1,897
Ashtead Capital, Inc. 4.00%, 5/1/28, Callable 5/1/23 @ 102 (a)	2,500	2,308
4.25%, 11/1/29, Callable 11/1/24 @ 102.13 (a)	3,937	3,604
2.45%, 8/12/31, Callable 5/12/31 @ 100 (a)	6,000	4,820
BNSF Funding Trust I, 6.61% (LIBOR03M+235bps), 12/15/55, Callable 1/15/26 @ 100 (b)	8,325	8,156
British Airways Pass Through Trust 3.35%, 12/15/30 (a)	5,486	4,799
3.80%, 3/20/33 (a)	3,112	2,948
Builders FirstSource, Inc., 6.38%, 6/15/32, Callable 6/15/27 @ 103.19 (a)	2,500	2,469
Burlington Northern Santa Fe LLC 3.65%, 9/1/25, Callable 6/1/25 @ 100	7,000	7,098
3.90%, 8/1/46, Callable 2/1/46 @ 100	5,000	4,720
Carlisle Cos., Inc., 2.75%, 3/1/30, Callable 12/1/29 @ 100	7,127	6,212
Carrier Global Corp., 3.38%, 4/5/40, Callable 10/5/39 @ 100	9,500	7,848
Continental Airlines Pass Through Trust, 4.00%, 10/29/24	2,881	2,742
CoStar Group, Inc., 2.80%, 7/15/30, Callable 4/15/30 @ 100 (a)	10,354	8,700
Delta Air Lines Pass Through Trust, 3.88%, 1/30/29	6,455	5,901
Delta Air Lines, Inc./SkyMiles IP Ltd., 4.75%, 10/20/28 (a)	2,000	1,955
FedEx Corp., 3.90%, 2/1/35	10,000	9,460
Fluor Corp., 4.25%, 9/15/28, Callable 6/15/28 @ 100 (j)	8,000	7,511
Fortune Brands Home & Security, Inc., 4.00%, 3/25/32, Callable 12/25/31 @ 100	5,500	5,056
General Electric Co., 5.16% (LIBOR03M+333bps), Callable 9/15/22 @ 100 (b) (g)	11,842	11,119
GXO Logistics, Inc., 2.65%, 7/15/31, Callable 4/15/31 @ 100	13,000	10,105
Hawaiian Airlines Pass Through Certificates, 3.90%, 7/15/27	9,848	8,310
Hillenbrand, Inc. 5.00%, 9/15/26, Callable 7/15/26 @ 100 (f)	11,000	10,697
3.75%, 3/1/31, Callable 3/1/26 @ 101.88	3,150	2,679
Howmet Aerospace, Inc., 3.00%, 1/15/29, Callable 11/15/28 @ 100	8,500	7,609
See notes to financial statements.

21

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Hubbell, Inc. 3.50%, 2/15/28, Callable 11/15/27 @ 100 (j)	$2,500	$2,448
2.30%, 3/15/31, Callable 12/15/30 @ 100	8,500	7,386
IDEX Corp., 3.00%, 5/1/30, Callable 2/1/30 @ 100	3,500	3,142
JetBlue Pass Through Trust, 2.95%, 11/15/29	8,685	7,335
Kennametal, Inc., 4.63%, 6/15/28, Callable 3/15/28 @ 100	5,295	5,217
Leidos, Inc., 2.30%, 2/15/31, Callable 11/15/30 @ 100	15,000	12,397
Lincoln Center for the Performing Arts, Inc., 3.71%, 12/1/35, Callable 9/1/35 @ 100	3,935	3,712
Molex Electronic Technologies LLC, 3.90%, 4/15/25, Callable 1/15/25 @ 100 (a)	10,000	9,868
Otis Worldwide Corp., 3.11%, 2/15/40, Callable 8/15/39 @ 100	7,000	5,638
Penske Truck Leasing Co. LP/PTL Finance Corp., 4.00%, 7/15/25, Callable 6/15/25 @ 100 (a)	6,000	5,949
Pentair Finance Sarl, 5.90%, 7/15/32, Callable 4/15/32 @ 100 (j)	7,500	7,792
Quanta Services, Inc., 2.35%, 1/15/32, Callable 10/15/31 @ 100	6,500	5,270
Raytheon Technologies Corp., 4.20%, 12/15/44, Callable 6/15/44 @ 100	10,000	9,082
Ryder System, Inc., 3.35%, 9/1/25, MTN, Callable 8/1/25 @ 100	6,000	5,874
Spirit Airlines Pass Through Trust 4.45%, 4/1/24	1,933	1,842
4.10%, 10/1/29	9,535	8,745
3.38%, 8/15/31	7,822	7,072
The Boeing Co. 2.20%, 2/4/26, Callable 2/4/23 @ 100 (f)	10,000	9,313
3.25%, 2/1/28, Callable 12/1/27 @ 100	4,000	3,720
3.63%, 2/1/31, Callable 11/1/30 @ 100 (f)	4,000	3,673
5.71%, 5/1/40, Callable 11/1/39 @ 100	15,000	14,975
The Conservation Fund A Nonprofit Corp., 3.47%, 12/15/29, Callable 9/15/29 @ 100	7,000	6,553
The Timken Co., 4.13%, 4/1/32, Callable 1/1/32 @ 100	6,400	6,020
Totem Ocean Trailer Express, Inc. (NBGA — United States Government), 6.37%, 4/15/28	5,567	5,829
TTX Co., 3.60%, 1/15/25 (a)	8,000	7,908
U.S. Airways Pass Through Trust 6.25%, 10/22/24	1,449	1,441
3.95%, 11/15/25	4,763	4,247
Union Pacific Corp. 3.38%, 2/1/35, Callable 8/1/34 @ 100	3,000	2,808
4.25%, 4/15/43, Callable 10/15/42 @ 100	5,000	4,587
United Airlines Pass Through Trust 3.70%, 6/1/24 (j)	7,000	6,902
4.30%, 2/15/27	3,140	2,979
2.90%, 11/1/29	4,522	3,808
		374,987
Information Technology (2.5%):
Amphenol Corp., 2.20%, 9/15/31, Callable 6/15/31 @ 100	8,875	7,609
Broadcom, Inc. 4.00%, 4/15/29, Callable 2/15/29 @ 100 (a)	2,000	1,919
2.45%, 2/15/31, Callable 11/15/30 @ 100 (a)	8,500	7,105
2.60%, 2/15/33, Callable 11/15/32 @ 100 (a) (f)	10,000	8,094
4.93%, 5/15/37, Callable 2/15/37 @ 100 (a)	2,000	1,902

See notes to financial statements.

22

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Dell International LLC/EMC Corp., 3.38%, 12/15/41, Callable 6/15/41 @ 100 (a)	$9,500	$7,094
Global Payments, Inc., 2.90%, 11/15/31, Callable 8/15/31 @ 100 (j)	6,500	5,470
HP, Inc. 3.40%, 6/17/30, Callable 3/17/30 @ 100	10,000	8,992
5.50%, 1/15/33, Callable 10/15/32 @ 100	3,000	3,021
Jabil, Inc. 4.25%, 5/15/27, Callable 4/15/27 @ 100	2,000	1,981
3.00%, 1/15/31, Callable 10/15/30 @ 100	4,776	4,143
Marvell Technology, Inc., 2.45%, 4/15/28, Callable 2/15/28 @ 100	5,950	5,312
Microsoft Corp. 3.45%, 8/8/36, Callable 2/8/36 @ 100	5,000	5,009
2.53%, 6/1/50, Callable 12/1/49 @ 100	2,000	1,555
Motorola Solutions, Inc. 2.75%, 5/24/31, Callable 2/24/31 @ 100	10,000	8,383
5.60%, 6/1/32, Callable 3/1/32 @ 100	4,000	4,151
Oracle Corp. 2.95%, 4/1/30, Callable 1/1/30 @ 100	7,000	6,181
3.85%, 7/15/36, Callable 1/15/36 @ 100	9,250	7,800
3.60%, 4/1/50, Callable 10/1/49 @ 100	4,750	3,457
Qorvo, Inc., 3.38%, 4/1/31, Callable 4/1/26 @ 101.69 (a)	15,985	13,141
Skyworks Solutions, Inc., 3.00%, 6/1/31, Callable 3/1/31 @ 100 (j)	8,800	7,421
TSMC Arizona Corp., 2.50%, 10/25/31, Callable 7/25/31 @ 100	9,000	7,903
Western Digital Corp., 3.10%, 2/1/32, Callable 11/1/31 @ 100	6,400	5,077
Workday, Inc., 3.70%, 4/1/29, Callable 2/1/29 @ 100	3,000	2,896
		135,616
Materials (2.4%):
Albemarle Corp., 4.65%, 6/1/27, Callable 5/1/27 @ 100	6,000	6,055
AptarGroup, Inc., 3.60%, 3/15/32, Callable 12/15/31 @ 100	5,071	4,645
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, 6.00%, 6/15/27, Callable 6/15/24 @ 103 (a)	250	257
Avery Dennison Corp., 2.25%, 2/15/32, Callable 11/15/31 @ 100 (j)	11,500	9,418
Ball Corp., 3.13%, 9/15/31, Callable 6/15/31 @ 100	8,500	7,443
Bayport Polymers LLC, 4.74%, 4/14/27, Callable 3/14/27 @ 100 (a)	6,000	5,903
Celanese US Holdings LLC, 6.33%, 7/15/29, Callable 5/15/29 @ 100	2,564	2,640
Colonial Enterprises, Inc., 3.25%, 5/15/30, Callable 2/15/30 @ 100 (a)	4,000	3,754
Commercial Metals Co. 3.88%, 2/15/31, Callable 2/15/26 @ 101.94	4,500	3,793
4.38%, 3/15/32, Callable 3/15/27 @ 102.19	2,500	2,138
Eagle Materials, Inc., 2.50%, 7/1/31, Callable 4/1/31 @ 100 (f)	9,570	7,766
Ecolab, Inc. 2.13%, 8/15/50, Callable 2/15/50 @ 100 (j)	5,000	3,351
2.70%, 12/15/51, Callable 6/15/51 @ 100	500	379
Freeport-McMoRan, Inc. 4.38%, 8/1/28, Callable 8/1/23 @ 102.19	3,500	3,332
4.63%, 8/1/30, Callable 8/1/25 @ 102.31	3,000	2,877
LYB International Finance III LLC 2.25%, 10/1/30, Callable 7/1/30 @ 100	4,500	3,841
3.38%, 10/1/40, Callable 4/1/40 @ 100	1,500	1,198
Martin Marietta Materials, Inc., 2.40%, 7/15/31, Callable 4/15/31 @ 100	5,000	4,240

See notes to financial statements.

23

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Monsanto Co. 3.38%, 7/15/24, Callable 4/15/24 @ 100	$5,000	$4,869
3.95%, 4/15/45, Callable 10/15/44 @ 100	5,000	4,269
NewMarket Corp., 2.70%, 3/18/31, Callable 12/18/30 @ 100	7,500	6,326
Nucor Corp., 4.30%, 5/23/27, Callable 4/23/27 @ 100	5,500	5,622
Packaging Corp. of America, 3.05%, 10/1/51, Callable 4/1/51 @ 100	10,875	8,080
Reliance Steel & Aluminum Co., 2.15%, 8/15/30, Callable 5/15/30 @ 100	9,937	8,241
The Dow Chemical Co., 4.25%, 10/1/34, Callable 4/1/34 @ 100	4,750	4,657
Vulcan Materials Co., 3.50%, 6/1/30, Callable 3/1/30 @ 100	5,000	4,658
Worthington Industries, Inc., 4.30%, 8/1/32, Callable 5/1/32 @ 100	6,890	6,158
WRKCo, Inc., 3.00%, 6/15/33, Callable 3/15/33 @ 100 (f)	6,000	5,258
		131,168
Real Estate (1.8%):
Alexandria Real Estate Equities, Inc., 1.88%, 2/1/33, Callable 11/1/32 @ 100	8,000	6,282
AvalonBay Communities, Inc. 3.20%, 1/15/28, Callable 10/15/27 @ 100, MTN	2,679	2,580
2.45%, 1/15/31, Callable 10/17/30 @ 100, MTN	2,000	1,781
Boston Properties LP, 2.55%, 4/1/32, Callable 1/1/32 @ 100 (f)	9,000	7,457
Crown Castle International Corp. 2.90%, 3/15/27, Callable 2/15/27 @ 100	4,250	4,032
2.25%, 1/15/31, Callable 10/15/30 @ 100	7,250	6,133
2.90%, 4/1/41, Callable 10/1/40 @ 100	5,000	3,801
ERP Operating LP, 2.85%, 11/1/26, Callable 8/1/26 @ 100	9,000	8,652
Essex Portfolio LP 1.70%, 3/1/28, Callable 1/1/28 @ 100	3,500	3,059
2.65%, 3/15/32, Callable 12/15/31 @ 100	5,000	4,270
GLP Capital LP/GLP Financing II, Inc. 4.00%, 1/15/31, Callable 10/15/30 @ 100	4,000	3,572
3.25%, 1/15/32, Callable 10/15/31 @ 100	3,617	3,070
Host Hotels & Resorts LP 3.38%, 12/15/29, Callable 9/15/29 @ 100	3,500	3,072
3.50%, 9/15/30, Callable 6/15/30 @ 100	4,150	3,604
Hudson Pacific Properties LP 3.95%, 11/1/27, Callable 8/1/27 @ 100	5,000	4,839
4.65%, 4/1/29, Callable 1/1/29 @ 100	1,979	1,907
3.25%, 1/15/30, Callable 10/15/29 @ 100	9,629	8,438
Kilroy Realty LP, 2.65%, 11/15/33, Callable 8/15/33 @ 100	8,500	6,773
Physicians Realty LP, 4.30%, 3/15/27, Callable 12/15/26 @ 100	7,500	7,460
VICI Properties LP, 5.13%, 5/15/32, Callable 2/15/32 @ 100	8,000	7,970
		98,752
Utilities (4.9%):
AEP Texas, Inc., 4.70%, 5/15/32, Callable 2/15/32 @ 100	6,000	6,158
Alabama Power Co., 3.85%, 12/1/42	3,000	2,681
Ameren Corp. 1.75%, 3/15/28, Callable 1/15/28 @ 100	5,600	4,956
3.50%, 1/15/31, Callable 10/15/30 @ 100	4,250	4,041
American Water Capital Corp., 2.95%, 9/1/27, Callable 6/1/27 @ 100	5,000	4,800
Atmos Energy Corp., 4.13%, 10/15/44, Callable 4/15/44 @ 100	10,000	9,271
Berkshire Hathaway Energy Co., 4.50%, 2/1/45, Callable 8/1/44 @ 100	12,000	11,752

See notes to financial statements.

24

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Black Hills Corp., 3.88%, 10/15/49, Callable 4/15/49 @ 100	$10,000	$8,276
CenterPoint Energy, Inc., 2.65%, 6/1/31, Callable 3/1/31 @ 100 (j)	8,500	7,545
Cleco Corporate Holdings LLC, 3.38%, 9/15/29, Callable 6/15/29 @ 100	6,000	5,453
Delmarva Power & Light Co., 4.15%, 5/15/45, Callable 11/15/44 @ 100	5,000	4,645
Dominion Energy South Carolina, Inc., 4.10%, 6/15/46, Callable 12/15/45 @ 100	5,000	4,552
Duke Energy Carolinas LLC, 3.88%, 3/15/46, Callable 9/15/45 @ 100	5,000	4,505
Duke Energy Indiana LLC, 3.75%, 5/15/46, Callable 11/15/45 @ 100	7,000	6,069
Duke Energy Progress LLC, 4.15%, 12/1/44, Callable 6/1/44 @ 100	7,000	6,579
Duquesne Light Holdings, Inc., 2.78%, 1/7/32, Callable 10/7/31 @ 100 (a)	3,967	3,358
Entergy Louisiana LLC, 4.95%, 1/15/45, Callable 1/15/25 @ 100	7,000	6,800
Entergy Mississippi LLC, 3.25%, 12/1/27, Callable 9/1/27 @ 100	5,000	4,754
Entergy Texas, Inc. 3.45%, 12/1/27, Callable 9/1/27 @ 100	10,000	9,691
3.55%, 9/30/49, Callable 3/30/49 @ 100	5,000	4,145
Florida Power & Light Co. 3.15%, 10/1/49, Callable 4/1/49 @ 100	8,750	7,328
2.88%, 12/4/51, Callable 6/4/51 @ 100	4,500	3,569
Gulf Power Co., 3.30%, 5/30/27, Callable 2/28/27 @ 100	5,000	4,937
IPALCO Enterprises, Inc., 4.25%, 5/1/30, Callable 2/1/30 @ 100	5,475	5,213
ITC Holdings Corp., 3.35%, 11/15/27, Callable 8/15/27 @ 100	4,500	4,360
MidAmerican Energy Co. 3.15%, 4/15/50, Callable 10/15/49 @ 100	7,000	5,742
2.70%, 8/1/52, Callable 2/1/52 @ 100	2,500	1,901
Mississippi Power Co., 4.25%, 3/15/42	3,168	2,889
National Fuel Gas Co., 3.95%, 9/15/27, Callable 6/15/27 @ 100	3,000	2,820
Northern States Power Co., 3.60%, 5/15/46, Callable 11/15/45 @ 100	10,000	8,817
NRG Energy, Inc., 4.45%, 6/15/29, Callable 3/15/29 @ 100 (a) (f)	2,907	2,669
Oglethorpe Power Corp., 4.50%, 4/1/47, Callable 10/1/46 @ 100 (a)	3,750	3,346
Oncor Electric Delivery Co. LLC, 3.75%, 4/1/45, Callable 10/1/44 @ 100	5,000	4,518
PECO Energy Co., 3.00%, 9/15/49, Callable 3/15/49 @ 100	7,000	5,577
Pedernales Electric Cooperative, Inc., 5.95%, 11/15/22 (a)	1,034	1,047
Potomac Electric Power Co., 4.15%, 3/15/43, Callable 9/15/42 @ 100	5,000	4,733
Public Service Co. of Colorado, 2.70%, 1/15/51, Callable 7/15/50 @ 100	7,000	5,271
Public Service Electric & Gas Co., 3.80%, 3/1/46, MTN, Callable 9/1/45 @ 100	8,000	7,269
Rayburn Country Securitization LLC, 2.31%, 12/1/32 (a)	6,000	5,584
South Jersey Industries, Inc., 5.02%, 4/15/31	9,000	7,976
Southwestern Public Service Co., 3.15%, 5/1/50, Callable 11/1/49 @ 100	10,000	8,099
Spire, Inc., 3.54%, 2/27/24, Callable 12/27/23 @ 100	11,880	11,322
The AES Corp., 2.45%, 1/15/31, Callable 10/15/30 @ 100	9,000	7,611
The Southern Co., 5.11%, 8/1/27	800	819
Tri-State Generation & Transmission Association, Inc. 4.70%, 11/1/44, Callable 5/1/44 @ 100	5,000	4,520
4.25%, 6/1/46, Callable 12/1/45 @ 100	10,000	8,856
Wec Energy Group, Inc., 5.02% (US0003M+211bps), 5/15/67 (b)	13,000	10,275
		267,099
Total Corporate Bonds (Cost $2,738,355)		2,500,343

See notes to financial statements.

25

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Yankee Dollars (10.9%)
Communication Services (0.2%):
British Telecommunications PLC, 3.25%, 11/8/29, Callable 8/8/29 @ 100 (a)	$7,000	$6,287
Rogers Communications, Inc., 3.20%, 3/15/27, Callable 2/15/27 @ 100 (a)	5,000	4,886
		11,173
Consumer Discretionary (0.5%):
Ascot Group Ltd., 4.25%, 12/15/30, Callable 12/15/25 @ 100 (a)	7,802	7,089
Genm Capital Labuan Ltd., 3.88%, 4/19/31, Callable 1/19/31 @ 100 (a)	8,500	6,506
International Game Technology PLC 4.13%, 4/15/26, Callable 4/15/23 @ 102.06 (a)	500	477
5.25%, 1/15/29, Callable 1/15/24 @ 102.63 (a)	5,000	4,831
Nemak SAB de CV, 3.63%, 6/28/31, Callable 3/28/31 @ 100 (a)	7,192	5,515
		24,418
Consumer Staples (0.8%):
Alimentation Couche-Tard, Inc., 2.95%, 1/25/30, Callable 10/25/29 @ 100 (a)	9,333	8,356
Bacardi Ltd., 4.70%, 5/15/28, Callable 2/15/28 @ 100 (a) (f)	22,000	22,065
Imperial Brands Finance PLC 4.25%, 7/21/25, Callable 4/21/25 @ 100 (a)	5,000	4,914
3.88%, 7/26/29, Callable 4/26/29 @ 100 (a)	5,000	4,522
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 3.00%, 2/2/29, Callable 12/2/28 @ 100 (a)	3,250	2,813
		42,670
Energy (0.4%):
Aker BP ASA, 4.00%, 1/15/31, Callable 10/15/30 @ 100 (a)	9,250	8,579
Korea National Oil Corp., 2.63%, 4/18/32 (a)	6,000	5,304
Petroleos Mexicanos 5.95%, 1/28/31, Callable 10/28/30 @ 100	6,667	5,175
6.70%, 2/16/32, Callable 11/16/31 @ 100	1,500	1,202
		20,260
Financials (6.1%):
ABN AMRO Bank NV 4.75%, 7/28/25 (a)	9,000	8,984
4.80%, 4/18/26 (a)	8,000	7,987
Banco Santander Mexico SA Institucion de Banca Multiple Groupo Financiero Santander, 5.95% (H15T5Y+300bps), 10/1/28, Callable 10/1/23 @ 100 (a) (b) (j)	1,000	996
Banco Santander SA, 4.18% (H15T1Y+200bps), 3/24/28, Callable 3/24/27 @ 100 (b)	1,500	1,447
Bank of Montreal, 3.09% (H15T5Y+140bps), 1/10/37, Callable 1/10/32 @ 100 (b)	6,500	5,433
Bank of New Zealand, 1.00%, 3/3/26 (a)	10,400	9,429
BAT International Finance PLC, 3.95%, 6/15/25 (a)	5,000	4,946
BNP Paribas SA, 4.38%, 5/12/26 (a)	10,000	9,943
BP Capital Markets PLC 4.38% (H15T5Y+404bps), Callable 6/22/25 @ 100 (b) (f) (g)	6,500	6,413
4.87% (H15T5Y+440bps), Callable 3/22/30 @ 100 (b) (g)	4,000	3,640

See notes to financial statements.

26

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
BPCE SA 3.50%, 10/23/27 (a)	$5,000	$4,700
3.25%, 1/11/28 (a)	7,250	6,826
Brookfield Finance, Inc., 4.85%, 3/29/29, Callable 12/29/28 @ 100	8,000	8,118
Canadian Imperial Bank of Commerce, 7.26%, 4/10/32 (a) (j)	2,396	2,880
Commonwealth Bank of Australia 2.69%, 3/11/31 (a)	9,000	7,473
3.78%, 3/14/32 (a)	3,000	2,694
Cooperatieve Rabobank UA, 4.00% (USSW5+189bps), 4/10/29, MTN, Callable 4/10/24 @ 100 (b)	5,000	4,888
Credit Agricole SA, 4.13%, 1/10/27 (a)	15,000	14,837
Credit Suisse Group AG 4.55%, 4/17/26	7,000	6,889
3.87% (US0003M+141bps), 1/12/29, Callable 1/12/28 @ 100 (a) (b) (f)	4,445	4,024
Deutsche Bank AG 6.12% (SOFR+319bps), 7/14/26, Callable 7/14/25 @ 100 (b)	4,000	4,075
4.87% (USISDA05+255bps), 12/1/32, Callable 12/1/27 @ 100 (b)	10,000	8,636
3.74% (SOFR+226bps), 1/7/33, Callable 10/7/31 @ 100 (b)	5,000	3,806
Enel Finance International NV, 2.25%, 7/12/31, Callable 4/12/31 @ 100 (a)	5,000	3,960
HSBC Holdings PLC, 2.21% (SOFR+129bps), 8/17/29, Callable 8/17/28 @ 100 (b)	8,500	7,247
ING Groep NV, 3.95%, 3/29/27	14,100	13,782
Lloyds Banking Group PLC 3.75%, 1/11/27	12,000	11,738
3.57% (LIBOR03M+121bps), 11/7/28, Callable 11/7/27 @ 100 (b)	5,000	4,746
Macquarie Bank Ltd., 3.05% (H15T5Y+170bps), 3/3/36, Callable 3/3/31 @ 100 (a) (b)	8,750	7,109
Macquarie Group Ltd., 4.10% (SOFR+213bps), 6/21/28, Callable 6/21/27 @ 100 (a) (b) (j)	5,000	4,867
Mitsubishi UFJ Financial Group, Inc., 5.02% (H15T1Y+195bps), 7/20/28, Callable 7/20/27 @ 100 (b)	5,000	5,136
Mizuho Financial Group, Inc. 3.17%, 9/11/27 (j)	5,000	4,711
2.56%, 9/13/31	5,000	4,119
2.17% (H15T1Y+87bps), 5/22/32, Callable 5/22/31 @ 100 (b)	5,000	4,045
Nationwide Building Society, 4.00%, 9/14/26 (a)	7,058	6,837
NatWest Group PLC, 4.27% (LIBOR03M+176bps), 3/22/25, Callable 3/22/24 @ 100 (b)	2,000	1,982
Nomura Holdings, Inc., 5.61%, 7/6/29	5,000	5,147
Royal Bank of Scotland Group PLC 4.80%, 4/5/26	5,000	5,052
5.08% (LIBOR03M+191bps), 1/27/30, Callable 1/27/29 @ 100 (b)	8,000	7,982
Santander UK Group Holdings PLC, 2.90% (SOFR+148bps), 3/15/32, Callable 3/15/31 @ 100 (b)	3,000	2,507
Shell International Finance BV, 3.63%, 8/21/42	8,000	7,121
Siemens Financieringsmaatschappij NV, 3.40%, 3/16/27 (a)	6,000	5,922
Societe Generale SA 1.49% (H15T1Y+1bps), 12/14/26, Callable 12/14/25 @ 100 (a) (b)	11,500	10,223
6.22% (H15T1Y+320bps), 6/15/33, Callable 6/15/32 @ 100 (a) (b)	9,000	8,824

See notes to financial statements.

27

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Standard Chartered PLC, 4.87% (LIBOR03M+197bps), 3/15/33, Callable 3/15/28 @ 100 (a) (b)	$7,500	$7,139
Sumitomo Mitsui Financial Group, Inc., 2.22%, 9/17/31 (j)	8,500	7,054
The Bank of Nova Scotia 4.50%, 12/16/25	7,000	7,069
1.30%, 9/15/26	7,000	6,338
The Toronto-Dominion Bank 2.00%, 9/10/31	8,500	7,158
3.62% (USSW5+221bps), 9/15/31, Callable 9/15/26 @ 100 (b)	10,000	9,678
Washington Aircraft 1 Co. DAC, Title XI (NBGA — United States Government), 2.64%, 9/15/26	2,616	2,621
Westpac Banking Corp. 4.32% (USISDA05+224bps), 11/23/31, Callable 11/23/26 @ 100 (b)	7,000	6,813
2.67% (H15T5Y+2bps), 11/15/35, Callable 11/15/30 @ 100 (b)	4,000	3,268
3.02% (H15T5Y+153bps), 11/18/36, Callable 11/18/31 @ 100 (b)	2,000	1,648
		330,907
Health Care (0.5%):
Olympus Corp., 2.14%, 12/8/26, Callable 11/8/26 @ 100 (a)	3,939	3,641
Smith & Nephew PLC, 2.03%, 10/14/30, Callable 7/14/30 @ 100	14,890	12,286
STERIS Irish FinCo Unlimited Co. 2.70%, 3/15/31, Callable 12/15/30 @ 100	3,000	2,632
3.75%, 3/15/51, Callable 9/15/50 @ 100	8,000	6,492
Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/1/26	5,000	4,480
		29,531
Industrials (1.5%):
Air Canada Pass Through Trust 4.13%, 11/15/26 (a)	15,171	13,677
3.60%, 9/15/28 (a)	6,949	6,475
3.75%, 6/15/29 (a)	4,264	3,973
BAE Systems PLC, 3.40%, 4/15/30, Callable 1/15/30 @ 100 (a)	9,000	8,515
Canadian National Railway Co., 2.75%, 3/1/26, Callable 12/1/25 @ 100	7,000	6,838
Canadian Pacific Railway Co., 2.45%, 12/2/31, Callable 9/2/31 @ 100	4,167	3,744
CK Hutchison International Ltd., 3.25%, 9/29/27 (a) (j)	8,000	7,876
CNH Industrial NV, 3.85%, 11/15/27, MTN, Callable 8/15/27 @ 100	2,000	1,918
Ferguson Finance PLC 3.25%, 6/2/30, Callable 3/2/30 @ 100 (a)	6,000	5,336
4.65%, 4/20/32, Callable 1/20/32 @ 100 (a)	3,000	2,923
Port of Newcastle Investments Financing Pty Ltd., 5.90%, 11/24/31, Callable 8/24/31 @ 100 (a)	6,000	5,489
Rolls-Royce PLC, 3.63%, 10/14/25, Callable 7/14/25 @ 100 (a)	5,000	4,693
Sydney Airport Finance Co. Pty Ltd., 3.63%, 4/28/26, Callable 1/28/26 @ 100 (a)	8,000	7,787
Turkish Airlines Pass Through Trust, 4.20%, 9/15/28 (a)	5,815	4,581
		83,825
Information Technology (0.0%): (h)
CGI, Inc., 1.45%, 9/14/26, Callable 8/14/26 @ 100	1,000	898

See notes to financial statements.

28

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Materials (0.6%):
Anglo American Capital PLC, 4.00%, 9/11/27 (a)	$6,667	$6,431
ArcelorMittal, 7.00%, 10/15/39	4,000	4,113
Braskem Netherlands Finance BV, 4.50%, 1/31/30 (a)	13,000	11,852
CCL Industries, Inc., 3.05%, 6/1/30, Callable 3/1/30 @ 100 (a)	8,235	7,259
Teck Resources Ltd., 6.13%, 10/1/35	5,000	5,329
		34,984
Real Estate (0.1%):
Ontario Teachers' Cadillac Fairview Properties Trust, 2.50%, 10/15/31, Callable 7/15/31 @ 100 (a)	3,000	2,630
Technology (0.1%):
NXP BV/NXP Funding LLC/NXP USA, Inc. 4.40%, 6/1/27, Callable 5/1/27 @ 100	1,500	1,505
2.65%, 2/15/32, Callable 11/15/31 @ 100	7,000	5,885
		7,390
Utilities (0.1%):
ENEL Chile SA, 4.88%, 6/12/28, Callable 3/12/28 @ 100	7,000	6,709
Total Yankee Dollars (Cost $645,194)		595,395
Municipal Bonds (8.3%)
Arizona (0.1%):
City of Phoenix Civic Improvement Corp. Revenue 1.16%, 7/1/26	910	841
1.59%, 7/1/29	1,000	880
1.84%, 7/1/31, Continuously Callable @100	2,000	1,720
		3,441
California (0.6%):
City of El Cajon CA Revenue 2.09%, 4/1/29	425	371
2.19%, 4/1/30	425	365
2.29%, 4/1/31, Continuously Callable @100	550	467
City of Riverside CA Revenue Series A, 2.49%, 6/1/26	1,800	1,727
Series A, 2.64%, 6/1/27	1,400	1,339
San Jose Financing Authority Revenue, 1.71%, 6/1/28	2,000	1,755
San Jose Redevelopment Agency Successor Agency Tax Allocation, Series A-T, 3.13%, 8/1/28, Continuously Callable @100	10,000	9,653
San Marcos Redevelopment Agency Successor Agency Tax Allocation Series B, 4.02%, 10/1/25	5,250	5,294
Series B, 4.47%, 10/1/29	6,500	6,640
Vista Redevelopment Agency Successor Agency Tax Allocation (INS — Assured Guaranty Municipal Corp.), Series A, 4.13%, 9/1/30, Continuously Callable @100	2,590	2,600
		30,211

See notes to financial statements.

29

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Colorado (0.2%):
City & County of Denver Co. Airport System Revenue Series C, 2.14%, 11/15/29	$4,500	$4,009
Series C, 2.24%, 11/15/30	5,000	4,410
County of El Paso Co. Revenue, 4.47%, 10/1/35	5,000	5,005
		13,424
Connecticut (0.7%):
City of Bridgeport, GO Series A, 4.03%, 8/15/28	10,000	9,989
Series A, 4.08%, 8/15/29, Continuously Callable @100	7,380	7,356
City of New Haven, GO, Series B, 4.68%, 8/1/31, Continuously Callable @100	10,000	10,018
State of Connecticut, GO Series A, 2.35%, 7/1/26	2,415	2,328
Series A, 3.43%, 4/15/28	1,500	1,487
Series A, 3.90%, 9/15/28	2,500	2,533
Town of Hamden, GO, 4.93%, 8/15/30, Continuously Callable @100	3,845	3,877
		37,588
Florida (0.8%):
County of Broward Florida Airport System Revenue, Series C, 2.91%, 10/1/32, Continuously Callable @100	9,500	8,689
County of Miami-Dade Aviation Revenue, Series B, 3.38%, 10/1/30, Continuously Callable @100	2,500	2,395
County of Miami-Dade Seaport Department Revenue, Series B-3, 2.34%, 10/1/33, Continuously Callable @100	3,300	2,698
Florida Development Finance Corp. Revenue, Series A, 3.22%, 2/1/32, Continuously Callable @100	4,080	3,719
Hillsborough County IDA Revenue, 3.58%, 8/1/35, Continuously Callable @100	13,500	13,164
Hillsborough County School Board Certificate of Participation, Series B, 1.92%, 7/1/25	4,250	4,038
Palm Beach County School District Certificate participation, 5.40%, 8/1/25	6,000	6,307
St. Johns County IDA Revenue (INS — Assured Guaranty Municipal Corp.), Series B, 2.54%, 10/1/30, Continuously Callable @100	2,500	2,193
		43,203
Georgia (0.3%):
Athens Housing Authority Revenue 2.54%, 12/1/27	3,405	3,208
2.59%, 12/1/28	4,585	4,259
Atlanta & Fulton County Recreation Authority Revenue 3.80%, 12/15/37	2,000	1,848
4.00%, 12/15/46	1,500	1,305
City of Atlanta GA Water & Wastewater Revenue, 2.26%, 11/1/35, Continuously Callable @100	2,500	2,128
Savannah Hospital Authority Revenue, 3.99%, 7/1/38	5,000	4,602
		17,350

See notes to financial statements.

30

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Hawaii (0.3%):
City & County of Honolulu, GO 2.81%, 11/1/23, Pre-refunded 11/1/22 @ 100	$900	$900
3.06%, 11/1/25, Pre-refunded 11/1/22 @ 100	680	681
3.16%, 11/1/26, Pre-refunded 11/1/22 @ 100	775	776
3.26%, 11/1/27, Pre-refunded 11/1/22 @ 100	625	626
3.36%, 11/1/28, Pre-refunded 11/1/22 @ 100	690	691
State of Hawaii Airports System Revenue, Series E, 1.81%, 7/1/27	1,370	1,238
State of Hawaii Department of Business Economic Development & Tourism Revenue, Series A-2, 3.24%, 1/1/31	11,529	11,429
		16,341
Idaho (0.1%):
Idaho State Building Authority Revenue 3.78%, 9/1/30, Continuously Callable @100	2,500	2,509
3.93%, 9/1/31, Continuously Callable @100	2,120	2,139
3.98%, 9/1/32, Continuously Callable @100	2,000	2,018
		6,666
Illinois (0.4%):
Chicago O'hare International Airport Revenue, Series D, 2.17%, 1/1/28	3,000	2,734
City of Chicago Wastewater Transmission Revenue, 5.84%, 1/1/35	6,500	6,996
Illinois Finance Authority Revenue 3.55%, 8/15/29	2,025	1,935
3.60%, 8/15/30	3,000	2,851
State of Illinois Sales Tax Revenue 2.51%, 6/15/32, Continuously Callable @100	2,000	1,667
2.66%, 6/15/33, Continuously Callable @100	1,500	1,245
Winnebago & Boone Counties School District No 205 Rockford, GO, 3.80%, 12/1/26, Continuously Callable @100	4,500	4,526
		21,954
Indiana (0.2%):
Indiana Finance Authority Revenue Series A, 3.62%, 7/1/36	1,500	1,425
Series C, 4.36%, 7/15/29	4,955	5,091
Series C, 4.53%, 7/15/31	4,260	4,428
		10,944
Kansas (0.2%):
Kansas Development Finance Authority Revenue, Series H, 4.73%, 4/15/37	10,000	10,678
Wyandotte County-Kansas City Unified Government Utility System Revenue, Series B, 1.66%, 9/1/27	2,000	1,813
		12,491
Louisiana (0.2%):
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue 1.55%, 2/1/27	2,005	1,837
4.48%, 8/1/39	3,775	3,839
Louisiana Public Facilities Authority Revenue, 2.28%, 6/1/30	3,500	3,072
		8,748

See notes to financial statements.

31

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Maryland (0.4%):
Maryland Economic Development Corp. Revenue Series B, 4.05%, 6/1/27	$2,290	$2,256
Series B, 4.15%, 6/1/28	2,390	2,354
Series B, 4.25%, 6/1/29	2,495	2,457
Series B, 4.35%, 6/1/30	1,325	1,307
Series B, 4.40%, 6/1/31	1,385	1,364
Maryland Stadium Authority Revenue Series C, 2.33%, 5/1/34	3,010	2,474
Series C, 2.36%, 5/1/35	3,050	2,469
Series C, 2.81%, 5/1/40	7,000	5,712
		20,393
Massachusetts (0.1%):
Massachusetts School Building Authority Revenue, Series B, 2.97%, 10/15/32, Continuously Callable @100	6,500	5,867
Michigan (0.2%):
Michigan Finance Authority Revenue, 3.08%, 12/1/34	13,000	12,111
Mississippi (0.1%):
State of Mississippi, GO Series E, 2.83%, 12/1/24	1,800	1,785
Series E, 3.03%, 12/1/25	2,000	1,988
		3,773
Missouri (0.0%): (h)
University of Missouri Revenue, 2.01%, 11/1/27, Continuously Callable @100	3,000	2,769
New Jersey (0.5%):
City of Atlantic, GO Series A, 4.23%, 9/1/25	2,525	2,517
Series A, 4.29%, 9/1/26	2,415	2,409
New Jersey Economic Development Authority Revenue Series C, 5.71%, 6/15/30	2,500	2,723
Series NNN, 3.77%, 6/15/31	10,000	9,722
New Jersey Educational Facilities Authority Revenue, Series E, 4.02%, 7/1/39	3,000	2,575
New Jersey Transportation Trust Fund Authority Revenue, 4.08%, 6/15/39	3,845	3,436
New Jersey Transportation Trust Fund Authority Revenue, Build America Bond, Series C, 5.75%, 12/15/28	1,810	1,907
Rutgers The State University of New Jersey Revenue, Series S, 1.91%, 5/1/31	2,750	2,338
South Jersey Transportation Authority Revenue, Series B, 2.38%, 11/1/27	1,030	960
		28,587
New York (0.5%):
Long Island Power Authority Revenue Series B, 3.98%, 9/1/25	2,500	2,523
Series B, 4.13%, 9/1/26	2,500	2,533

See notes to financial statements.

32

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
New York State Dormitory Authority Revenue Series A, 2.46%, 7/1/32	$9,250	$8,077
Series A, 2.51%, 7/1/33	5,000	4,317
Series B, 2.83%, 7/1/31	5,000	4,577
New York State Urban Development Corp. Revenue 1.88%, 3/15/30	2,600	2,271
2.03%, 3/15/31, Continuously Callable @100	3,500	3,032
		27,330
Ohio (0.1%):
Cleveland Department of Public Utilities Division of Public Power Revenue, 5.50%, 11/15/38, Pre-refunded 11/15/24 @ 100	5,000	5,262
Oklahoma (0.2%):
Oklahoma Development Finance Authority Revenue, Series C, 5.45%, 8/15/28	9,750	8,829
The University of Oklahoma Revenue Series C, 2.15%, 7/1/30	750	652
Series C, 2.30%, 7/1/31, Continuously Callable @100	1,000	860
		10,341
Pennsylvania (0.9%):
City of Pittsburgh PA, GO, Series B, 1.19%, 9/1/26	4,000	3,670
Commonwealth Financing Authority Revenue, Series A, 3.86%, 6/1/38	5,045	4,863
Pennsylvania Economic Development Financing Authority Revenue, Series B, 3.20%, 11/15/27	1,375	1,335
Pennsylvania Higher Educational Facilities Authority Revenue, 3.73%, 7/15/43	3,000	2,439
Pennsylvania IDA Revenue, 3.56%, 7/1/24 (a)	3,743	3,726
Public Parking Authority of Pittsburgh Revenue, 2.58%, 12/1/31, Continuously Callable @100	825	714
Public Parking Authority Of Pittsburgh Revenue, 2.33%, 12/1/29	895	792
Scranton School District, GO Series A, 3.15%, 6/15/34, (Put Date 6/15/24) (a) (k)	2,800	2,789
Series B, 3.15%, 6/15/34, (Put Date 6/15/24) (a) (k)	1,410	1,404
Scranton School District, GO (INS — Build America Mutual Assurance Co.) 3.05%, 4/1/29	800	773
3.10%, 4/1/30	950	911
3.15%, 4/1/31	250	238
State Public School Building Authority Revenue 3.05%, 4/1/28	2,000	1,896
3.15%, 4/1/30	6,460	6,066
State Public School Building Authority Revenue (INS — Build America Mutual Assurance Co.), Series B-1, 4.08%, 12/1/23	1,300	1,305
The School District of Philadelphia, GO, 5.06%, 9/1/42	10,000	9,976
University of Pittsburgh-of the Commonwealth System of Higher Education Revenue Series C, 2.53%, 9/15/31	2,000	1,808
Series C, 2.58%, 9/15/32	1,000	896
Series C, 2.63%, 9/15/33	2,000	1,776
		47,377

See notes to financial statements.

33

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Tennessee (0.3%):
Jackson Energy Authority Revenue 3.05%, 4/1/23	$2,745	$2,740
Series E, 3.20%, 4/1/24, Continuously Callable @100	3,915	3,899
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Revenue, Series B, 4.05%, 7/1/26, Continuously Callable @100	8,000	8,194
		14,833
Texas (0.7%):
Central Texas Regional Mobility Authority Revenue, Build America Bond Series C, 1.74%, 1/1/26	1,000	930
Series C, 1.84%, 1/1/27	1,000	912
Series C, 2.09%, 1/1/28	1,000	901
City of Corpus Christi TX Utility System Revenue Series B, 1.49%, 7/15/27	2,000	1,789
Series B, 1.71%, 7/15/28	2,220	1,959
City of Houston TX Combined Utility System Revenue, Series D, 1.62%, 11/15/30	2,250	1,894
County of Bexar Revenue, 2.53%, 8/15/34, Continuously Callable @100	2,800	2,275
Dallas/Fort Worth International Airport Revenue Series C, 1.65%, 11/1/26	1,500	1,386
Series C, 1.95%, 11/1/28	1,000	899
Series C, 2.05%, 11/1/29	1,250	1,108
Series C, 2.10%, 11/1/30	1,000	873
Harris County Cultural Education Facilities Finance Corp. Revenue 3.34%, 11/15/37	2,000	1,779
Series B, 2.17%, 5/15/23	1,000	992
Series B, 2.57%, 5/15/26	1,000	963
Series D, 2.28%, 7/1/34	6,785	5,480
McLennan County Public Facility Corp. Revenue, 3.90%, 6/1/29, Continuously Callable @100	2,000	1,935
Port of Corpus Christi Authority of Nueces County Revenue, 3.49%, 12/1/25	1,000	999
San Antonio Education Facilities Corp. Revenue 2.38%, 4/1/28	1,500	1,332
2.65%, 4/1/30	1,150	997
2.73%, 4/1/31	750	642
Tarrant County Cultural Education Facilities Finance Corp. Revenue 2.08%, 9/1/28	600	534
2.57%, 9/1/32, Continuously Callable @100	1,000	842
2.69%, 9/1/33, Continuously Callable @100	1,000	836
Texas Public Finance Authority Revenue 1.62%, 2/1/31	2,000	1,667
1.78%, 2/1/32, Continuously Callable @100	1,500	1,237
Texas Tech University System Revenue, 1.55%, 2/15/28	2,000	1,790
Waco Educational Finance Corp. Revenue 1.53%, 3/1/27	1,340	1,213
1.69%, 3/1/28	1,500	1,334
2.06%, 3/1/31, Continuously Callable @100	1,500	1,270
		40,768

See notes to financial statements.

34

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount		Value
Washington (0.1%):
Washington State University Revenue Series A, 2.24%, 10/1/28	$1,800		$1,649
Series A, 2.31%, 10/1/29	5,915		5,321
			6,970
Wisconsin (0.1%):
Public Finance Authority Revenue, Series WI, 3.63%, 6/1/51	6,575		4,752
Total Municipal Bonds (Cost $482,003)			453,494
U.S. Government Agency Mortgages (3.1%)
Federal Home Loan Mortgage Corp. Series K025, Class X1, 0.75%, 10/25/22 (c) (d)	49,580		36
Series K026, Class X1, 0.90%, 11/25/22 (c) (d)	77,315		122
Series K028, Class A2, 3.11%, 2/25/23	3,904		3,889
Series K045, Class A2, 3.02%, 1/25/25	9,203		9,106
Series KPLB, Class A, 2.77%, 5/25/25	17,000		16,709
Series KIR1, Class A2, 2.85%, 3/25/26 (f)	12,000		11,835
Series S8FX, Class A1, 3.02%, 3/25/27	11,911		11,792
Series K068, Class A2, 3.24%, 8/25/27	4,533		4,564
Series K075, Class A2, 3.65%, 2/25/28 (c)	3,000		3,081
Series K095, Class A2, 2.79%, 6/25/29	8,750		8,579
Series K097, Class A2, 2.51%, 7/25/29	8,000		7,705
Series K096, Class A2, 2.52%, 7/25/29	9,000		8,677
Series KG02, Class A2, 2.41%, 8/25/29	9,091		8,660
Series K100, Class A2, 2.67%, 9/25/29	5,455		5,303
5.50%, 12/1/35 – 4/1/36	463		500
3.50%, 5/1/42 – 5/1/47	8,546		8,598
			109,156
Federal National Mortgage Association 7.00%, 10/1/22	—	(l)	—	(l)
Series 2016-M2, Class AV2, 2.15%, 1/25/23	2,782		2,782
Series 2017-M15, Class AV2, 2.57%, 11/25/24 (c)	3,045		2,982
Series 2017-M2, Class A2, 2.76%, 2/25/27 (c)	2,635		2,596
Series M7, Class A2, 2.96%, 2/25/27 (c)	2,404		2,369
2.50%, 2/1/28	2,558		2,537
Series M4, Class A2, 3.06%, 3/25/28 (c)	6,432		6,436
6.50%, 4/1/31 – 3/1/32	264		286
5.00%, 6/1/33	590		622
2.50%, 11/1/34 (f)	2,887		2,823
5.50%, 9/1/35 – 5/1/38	3,090		3,332
6.00%, 5/1/36 – 8/1/37	1,101		1,198
3.50%, 4/1/48 – 2/1/50	9,748		9,738
4.00%, 4/1/48 – 2/1/50	12,268		12,453
3.50%, 9/1/49 (f)	1,719		1,716
3.00%, 2/1/50	5,148		4,996
			56,866

See notes to financial statements.

35

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Government National Mortgage Association 7.00%, 5/15/23 – 7/15/32	$340	$361
6.50%, 6/15/23 – 10/15/31	430	458
7.50%, 6/15/26 – 8/15/29	200	208
6.00%, 9/15/28 – 1/15/33	1,121	1,185
5.50%, 4/20/33	199	213
5.00%, 8/15/33	1,281	1,350
		3,775
		169,797
Total U.S. Government Agency Mortgages (Cost $175,699)		169,797
U.S. Treasury Obligations (15.5%)
U.S. Treasury Bonds 1.13%, 5/15/40 (f)	10,000	7,137
3.88%, 8/15/40	15,000	16,695
1.38%, 11/15/40	30,000	22,139
1.88%, 2/15/41 (f)	9,000	7,236
2.25%, 5/15/41	40,000	34,212
2.75%, 8/15/42 (f)	55,000	50,557
2.75%, 11/15/42	10,000	9,177
2.88%, 5/15/43 (f)	10,000	9,331
3.38%, 5/15/44	5,000	5,045
3.00%, 11/15/44	25,000	23,668
2.50%, 2/15/45 (f)	55,000	47,644
2.50%, 2/15/46	15,000	12,996
2.25%, 8/15/46 (f)	42,950	35,340
2.88%, 11/15/46 (f)	10,000	9,286
2.75%, 11/15/47 (f)	12,000	10,956
3.00%, 2/15/49	10,000	9,742
1.25%, 5/15/50 (f)	30,000	19,561
1.63%, 11/15/50	35,000	25,195
U.S. Treasury Inflation Indexed Bonds 2.38%, 1/15/25	40,000	65,912
0.88%, 1/15/29	10,000	12,178
U.S. Treasury Notes 0.13%, 7/15/23	20,000	19,462
0.25%, 9/30/23	70,000	67,837
0.13%, 10/15/23	40,000	38,659
0.13%, 12/15/23	50,000	48,092
2.50%, 5/15/24	5,000	4,962
2.50%, 1/31/25 (f)	5,000	4,954
2.00%, 2/15/25	70,000	68,534
0.38%, 1/31/26 (f)	30,000	27,579
1.63%, 2/15/26	30,000	28,812
2.38%, 5/15/27 (f)	10,000	9,836
0.50%, 10/31/27	30,000	26,737
1.25%, 3/31/28	25,000	23,041

See notes to financial statements.

36

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
1.25%, 9/30/28	$25,000	$22,895
2.38%, 3/31/29	20,000	19,572
Total U.S. Treasury Obligations (Cost $901,192)		844,979
Commercial Paper (3.7%) (m)
Arizona Public Service, 7.20%, 8/1/22 (a)	12,000	11,998
AutoZone, Inc., 7.56%, 8/1/22 (a)	6,500	6,499
Cabot Corp., 2.90%, 8/18/22 (a)	21,950	21,918
Canadian Pacific Railway Co., 5.06%, 8/2/22 (a)	5,000	4,998
CenterPoint Energy Resources Corp., 3.13%, 8/9/22 (a)	4,000	3,997
Dominion Resources, Inc., 3.05%, 8/11/22 (a)	25,000	24,977
Dow Chemical Co., 2.95%, 8/17/22 (a)	12,715	12,697
DTE Energy Co., 4.23%, 8/3/22 (a)	14,924	14,919
Duke Energy Corp., 4.23%, 8/3/22 (a)	8,500	8,497
Kinder Morgan, Inc., 2.60%, 8/1/22 (a)	25,000	24,994
ONE Gas, Inc. 5.12%, 8/2/22 (a)	1,600	1,599
3.64%, 8/5/22 (a)	8,400	8,396
3.20%, 8/9/22 (a)	15,000	14,988
The Williams Cos., Inc. 5.06%, 8/2/22 (a)	14,000	13,996
3.82%, 8/4/22 (a)	9,700	9,696
3.09%, 8/10/22 (a)	1,400	1,399
TransCanada PipeLines Ltd., 3.82%, 8/4/22 (a)	10,000	9,996
Victory Receivables Corp., 4.63%, 8/2/22 (a)	4,515	4,514
Total Commercial Paper (Cost $200,121)		200,078
Collateral for Securities Loaned (0.6%)^
HSBC U.S. Government Money Market Fund, I Shares, 2.15% (n)	16,078,965	16,079
Morgan Stanley Institutional Liquidity Government Portfolio, Institutional Shares, 1.98% (n)	19,189,999	19,190
Total Collateral for Securities Loaned (Cost $35,269)		35,269
Total Investments (Cost $5,851,361) — 99.9%		5,449,826
Other assets in excess of liabilities — 0.1%		2,796
NET ASSETS — 100.00%		$5,452,622

At July 31, 2022, the Fund's investments in foreign securities were 11.4% of net assets.

^  Purchased with cash collateral from securities on loan.

(a)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid (unless otherwise noted as illiquid) based upon procedures approved by the Board of Trustees. As of July 31, 2022, the fair value of these securities was $1,431,947 thousands and amounted to 26.3% of net assets.

(b)  Variable or Floating-Rate Security. Rate disclosed is as of July 31, 2022.

(c)  The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate disclosed is the rate in effect at July 31, 2022.

See notes to financial statements.

37

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2022

(d)  Security is interest only.

(e)  Security or portion of security purchased on a delayed-delivery and/or when-issued basis.

(f)  All or a portion of this security has been segregated as collateral for securities purchased on a delayed-delivery and/or when-issued basis.

(g)  Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

(h)  Amount represents less than 0.05% of net assets.

(i)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. At July 31, 2022, illiquid securities were 0.6% of the Fund's net assets.

(j)  All or a portion of this security is on loan.

(k)  Put Bond.

(l)  Rounds to less than $1 thousand.

(m)  Rate represents the effective yield at July 31, 2022.

(n)  Rate disclosed is the daily yield on July 31, 2022.

bps — Basis points

Continuously callable — Investment is continuously callable or will be continuously callable on any date after the first call date until its maturity.

GO — General Obligation

H15T1Y — 1 Year Treasury Constant Maturity Rate

H15T5Y — 5 Year Treasury Constant Maturity Rate

IDA — Industrial Development Authority

LIBOR — London Interbank Offered Rate

LIBOR01M — 1 Month US Dollar LIBOR, rate disclosed as of July 31, 2022, based on the last reset date of the security

LIBOR03M — 3 Month US Dollar LIBOR, rate disclosed as of July 31, 2022, based on the last reset date of the security

LLC — Limited Liability Company

LP — Limited Partnership

MTN — Medium Term Note

PLC — Public Limited Company

SOFR — Secured Overnight Financing Rate

Title XI — The Title XI Guarantee Program provides a guarantee of payment of principal and interest of debt obligations issued by U.S. merchant marine and U.S. shipyards by enabling owners of eligible vessels and shipyards to obtain financing at attractive terms. The guarantee carries the full faith and credit of the U.S. government.

TSFR — Term SOFR

TSFR1M — 1 month Term SOFR, rate disclosed as of July 31, 2022.

See notes to financial statements.

38

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2022

US0003M — 3 Month US Dollar LIBOR, rate disclosed as of July 31, 2022, based on the last reset date of the security

USISDA05 — 5 Year ICE Swap Rate, rate disclosed as of July 31, 2022.

USSW5 — USD 5 Year Swap Rate, rate disclosed as of July 31, 2022.

Credit Enhancements — Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

INS  Principal and interest payments are insured by the name listed. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

NBGA  Principal and interest payments or, under certain circumstances, underlying mortgages are guaranteed by a nonbank guarantee agreement from the name listed.

See notes to financial statements.

39

USAA Mutual Funds Trust	Statement of Assets and Liabilities July 31, 2022

(Amounts in Thousands, Except Per Share Amounts)

USAA Income Fund
Assets:
Investments, at value (Cost $5,851,361)	$5,449,826 (a)
Cash	462
Deposit with broker for futures contracts	2,114
Receivables:
Interest and dividends	44,733
Capital shares issued	3,400
Investments sold	16,471
From Adviser	3
Prepaid expenses	62
Total Assets	5,517,071
Liabilities:
Payables:
Collateral received on loaned securities	35,269
Investments purchased	23,171
Capital shares redeemed	3,744
Accrued expenses and other payables:
Investment advisory fees	996
Administration fees	565
Custodian fees	40
Transfer agent fees	482
Compliance fees	4
Trustees' fees	2
12b-1 fees	6
Other accrued expenses	170
Total Liabilities	64,449
Net Assets:
Capital	5,849,734
Total accumulated earnings/(loss)	(397,112)
Net Assets	$5,452,622
Net Assets
Fund Shares	$2,472,982
Institutional Shares	2,914,607
Class A	58,054
R6 Shares	6,979
Total	$5,452,622
Shares (unlimited number of shares authorized with no par value):
Fund Shares	209,575
Institutional Shares	247,174
Class A	4,937
R6 Shares	591
Total	462,277
Net asset value, offering and redemption price per share: (b)
Fund Shares	$11.80
Institutional Shares	11.79
Class A	11.76
R6 Shares	11.80
Maximum Sales Charge — Class A	2.25%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A	$12.03

(a)  Includes $34,345 thousand of securities on loan.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

40

USAA Mutual Funds Trust	Statement of Operations For the Year Ended July 31, 2022

(Amounts in Thousands)

USAA Income Fund
Investment Income:
Dividends	$3,725
Interest	208,150
Securities lending (net of fees)	239
Total Income	212,114
Expenses:
Investment advisory fees	12,637
Administration fees — Fund Shares	4,193
Administration fees — Institutional Shares	3,703
Administration fees — Class A	102
Administration fees — Class C (b)	— (a)
Administration fees — R6 Shares	4
Sub-Administration fees	28
12b-1 fees — Class A	170
12b-1 fees — Class C (b)	— (a)
Custodian fees	278
Transfer agent fees — Fund Shares	2,806
Transfer agent fees — Institutional Shares	3,703
Transfer agent fees — Class A	68
Transfer agent fees — Class C (b)	— (a)
Transfer agent fees — R6 Shares	1
Trustees' fees	52
Compliance fees	49
Legal and audit fees	69
State registration and filing fees	115
Interfund lending	1
Other expenses	657
Total Expenses	28,636
Expenses waived/reimbursed by Adviser	(25)
Net Expenses	28,611
Net Investment Income (Loss)	183,503
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	86,461
Net change in unrealized appreciation/depreciation on investment securities	(967,789)
Net realized/unrealized gains (losses) on investments	(881,328)
Change in net assets resulting from operations	$(697,825)

(a)  Rounds to less than $1 thousand.

(b)  Class C activity is for the period August 1, 2021 to February 28, 2022 (date of termination).

See notes to financial statements.

41

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Income Fund
	Year Ended July 31, 2022		Year Ended July 31, 2021
From Investments:
Operations:
Net Investment Income (Loss)	$183,503		$236,914
Net realized gains (losses)	86,461		115,776
Net change in unrealized appreciation/depreciation	(967,789)		(54,721)
Change in net assets resulting from operations	(697,825)		297,969
Distributions to Shareholders:
Fund Shares	(138,655)		(144,726)
Institutional Shares	(177,468)		(221,182)
Class A	(3,221)		(3,502)
Class C	(1	)(a)	(1)
R6 Shares	(386)		(566)
Change in net assets resulting from distributions to shareholders	(319,731)		(369,977)
Change in net assets resulting from capital transactions	(1,603,627)		(234,278)
Change in net assets	(2,621,183)		(306,286)
Net Assets:
Beginning of period	8,073,805		8,380,091
End of period	$5,452,622		$8,073,805
Capital Transactions:
Fund Shares
Proceeds from shares issued	$207,181		$288,952
Distributions reinvested	133,855		139,349
Cost of shares redeemed	(513,299)		(601,218)
Total Fund Shares	$(172,263)		$(172,917)
Institutional Shares
Proceeds from shares issued	$865,124		$658,696
Distributions reinvested	177,229		220,877
Cost of shares redeemed	(2,465,421)		(918,266)
Total Institutional Shares	$(1,423,068)		$(38,693)
Class A
Proceeds from shares issued	$1,188		$2,020
Distributions reinvested	3,151		3,419
Cost of shares redeemed	(12,697)		(14,648)
Total Class A	$(8,358)		$(9,209)
Class C
Distributions reinvested	$1	(a)	$1
Cost of shares redeemed	(18	)(a)	—
Total Class C	$(17)		$1
R6 Shares
Proceeds from shares issued	$3,186		$6,544
Distributions reinvested	383		350
Cost of shares redeemed	(3,490)		(20,354)
Total R6 Shares	$79		$(13,460)
Change in net assets resulting from capital transactions	$(1,603,627)		$(234,278)

(a)  Class C activity is for the period August 1, 2021 to February 28, 2022 (date of termination).

(continues on next page)

See notes to financial statements.

42

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	USAA Income Fund
	Year Ended July 31, 2022		Year Ended July 31, 2021
Share Transactions:
Fund Shares
Issued	16,135		20,967
Reinvested	10,327		10,105
Redeemed	(40,248)		(43,669)
Total Fund Shares	(13,786)		(12,597)
Institutional Shares
Issued	65,642		47,903
Reinvested	13,649		16,032
Redeemed	(186,510)		(66,600)
Total Institutional Shares	(107,219)		(2,665)
Class A
Issued	90		147
Reinvested	244		249
Redeemed	(996)		(1,066)
Total Class A	(662)		(670)
Class C
Reinvested	—	(a)(b)	— (b)
Redeemed	(1	)(a)	—
Total Class C	(1)		— (b)
R6 Shares
Issued	254		474
Reinvested	30		25
Redeemed	(278)		(1,477)
Total R6 Shares	6		(978)
Change in Shares	(121,662)		(16,910)

(a)  Class C activity is for the period August 1, 2022 to February 28, 2022 (date of termination).

(b)  Rounds to less than 1 thousand shares.

See notes to financial statements.

43

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses)	Total from Investment Activities	Net Investment Income	Net Realized Gains From Investments
USAA Income Fund
Fund Shares
Year Ended July 31:
2022	$13.83	0.36	(f)	(1.76)	(1.40)	(0.36)	(0.27)
2021	$13.95	0.40	(f)	0.11	0.51	(0.40)	(0.23)
2020	$13.28	0.43	(f)	0.69	1.12	(0.41)	(0.04)
2019	$12.68	0.45		0.60	1.05	(0.45)	— (g)
2018	$13.20	0.45		(0.51)	(0.06)	(0.44)	(0.02)
Institutional Shares
Year Ended July 31:
2022	$13.82	0.36	(f)	(1.75)	(1.39)	(0.37)	(0.27)
2021	$13.94	0.41	(f)	0.11	0.52	(0.41)	(0.23)
2020	$13.27	0.44	(f)	0.69	1.13	(0.42)	(0.04)
2019	$12.67	0.45		0.61	1.06	(0.46)	— (g)
2018	$13.19	0.44		(0.50)	(0.06)	(0.44)	(0.02)
Class A
Year Ended July 31:
2022	$13.79	0.32	(f)	(1.75)	(1.43)	(0.33)	(0.27)
2021	$13.91	0.36	(f)	0.11	0.47	(0.36)	(0.23)
2020	$13.24	0.40	(f)	0.69	1.09	(0.38)	(0.04)
2019	$12.65	0.42		0.59	1.01	(0.42)	— (g)
2018	$13.16	0.41		(0.49)	(0.08)	(0.41)	(0.02)
R6 Shares
Year Ended July 31:
2022	$13.83	0.38	(f)	(1.76)	(1.38)	(0.38)	(0.27)
2021	$13.95	0.42	(f)	0.11	0.53	(0.42)	(0.23)
2020	$13.27	0.45	(f)	0.70	1.15	(0.43)	(0.04)
2019	$12.67	0.47		0.60	1.07	(0.47)	— (g)
2018	$13.19	0.45		(0.49)	(0.04)	(0.46)	(0.02)
(a)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

(b)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019 and in effect through November 30, 2023, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 5 of the accompanying Notes to Financial Statements.

(c)  From the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund's management fee.

See notes to financial statements.

44

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(a)	Net Expenses(b)(c)(d)	Net Investment Income (Loss)	Gross Expenses(d)	Net Assets, End of Period (000's)	Portfolio Turnover(e)
USAA Income Fund
Fund Shares
Year Ended July 31:
2022	(0.63)	$11.80	(10.41)%	0.46%	2.78%	0.46%	$2,472,982	29%
2021	(0.63)	$13.83	3.75%	0.44%	2.90%	0.44%	$3,089,682	20%
2020	(0.45)	$13.95	8.64%	0.50%	3.22%	0.50%	$3,292,322	25%
2019	(0.45)	$13.28	8.50%	0.55%	3.49%	0.55%	$3,214,507	13%
2018	(0.46)	$12.68	(0.47)%	0.52%	3.40%	0.52%	$3,055,739	8%
Institutional Shares
Year Ended July 31:
2022	(0.64)	$11.79	(10.37)%	0.41%	2.81%	0.41%	$2,914,607	29%
2021	(0.64)	$13.82	3.80%	0.40%	2.95%	0.40%	$4,898,801	20%
2020	(0.46)	$13.94	8.78%	0.45%	3.28%	0.45%	$4,978,740	25%
2019	(0.46)	$13.27	8.58%	0.48%	3.56%	0.48%	$5,048,203	13%
2018	(0.46)	$12.67	(0.41)%	0.47%	3.46%	0.47%	$4,629,713	8%
Class A
Year Ended July 31:
2022	(0.60)	$11.76	(10.65)%	0.71%	2.53%	0.72%	$58,054	29%
2021	(0.59)	$13.79	3.50%	0.70%	2.64%	0.71%	$77,209	20%
2020	(0.42)	$13.91	8.40%	0.77%	2.96%	0.77%	$87,216	25%
2019	(0.42)	$13.24	8.20%	0.77%	3.28%	0.77%	$95,026	13%
2018	(0.43)	$12.65	(0.61)%	0.74%	3.18%	0.74%	$105,072	8%
R6 Shares
Year Ended July 31:
2022	(0.65)	$11.80	(10.28)%	0.32%	2.93%	0.45%	$6,979	29%
2021	(0.65)	$13.83	3.90%	0.30%	3.07%	0.35%	$8,094	20%
2020	(0.47)	$13.95	8.86%	0.37%	3.35%	0.37%	$21,794	25%
2019	(0.47)	$13.27	8.68%	0.39%	3.65%	0.43%	$20,840	13%
2018	(0.48)	$12.67	(0.32)%	0.39%	3.56%	0.58%	$18,874	8%

(d)  Does not include acquired fees and expenses, if any.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(f)  Per share net investment income (loss) has been calculated using the average daily shares method.

(g)  Amount is less than $0.005 per share.

See notes to financial statements.

45

USAA Mutual Funds Trust	Notes to Financial Statements July 31, 2022

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 45 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Income Fund (the "Fund"). The Fund offers five classes of shares: Fund Shares, Institutional Shares, Class A, and R6 Shares. Effective February 28, 2022, the Class C was liquidated. The Fund is classified as diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges, except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

Victory Capital Management Inc. ("VCM" or the "Adviser") has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees' (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), are valued at the closing price on the exchange or system where the security is principally traded, if

46

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies, other than ETFs, are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities are valued each business day by a pricing service approved by the Board. The approved pricing service uses the evaluated bid or the last sale price to value securities. Debt obligations maturing within 60 days may be valued at amortized cost, provided that the amortized cost represents the fair value of such securities. These valuations are typically categorized as Level 2 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of July 31, 2022, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$351,941	$—	$351,941
Collateralized Mortgage Obligations	—	244,471	—	244,471
Preferred Stocks	51,816	—	—	51,816
Senior Secured Loans	—	2,243	—	2,243
Corporate Bonds	—	2,500,343	—	2,500,343
Yankee Dollars	—	595,395	—	595,395
Municipal Bonds	—	453,494	—	453,494
U.S. Government Agency Mortgages	—	169,797	—	169,797
U.S. Treasury Obligations	—	844,979	—	844,979
Commercial Paper	—	200,078	—	200,078
Collateral for Securities Loaned	35,269	—	—	35,269
Total	$87,085	$5,362,741	$—	$5,449,826

For the year ended July 31, 2022, there were no transfers into/out of Level 3.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

Investment Companies:

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

47

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

Securities Purchased on a Delayed-Delivery or When-Issued Basis:

The Fund may purchase securities on a delayed-delivery or when-issued basis. Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis, or for delayed draws on loans can take place a month or more after the trade date. At the time the Fund makes the commitment to purchase a security on a delayed-delivery or when-issued basis, the Fund records the transaction and reflects the value of the security in determining NAV. No interest accrues to the Fund until the transaction settles and payment takes place. A segregated account is established and the Fund maintains cash and/or marketable securities at least equal in value to commitments for delayed-delivery or when-issued securities. If the Fund owns delayed-delivery or when-issued securities, these values are included in Payables for Investments purchased on the accompanying Statement of Assets and Liabilities and the segregated assets are identified on the Schedule of Portfolio Investments.

Municipal Obligations:

The values of municipal obligations can fluctuate and may be affected by adverse tax, legislative, or political changes, and by financial developments affecting municipal issuers. Payments of municipal obligations may depend on a relatively limited source of revenue, resulting in greater credit risk. Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations.

Mortgage- and Asset-Backed Securities:

The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The values of mortgage- and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market's perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as "Ginnie Mae"), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as "Fannie Mae" and "Freddie Mac," respectively), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

Leveraged Loans:

The Fund may invest in leveraged loans, a type of bank loan. Leveraged loans are adjustable-rate bank loans made to companies rated below investment grade. The interest rates on leveraged loans are reset periodically based upon the fluctuations of a base interest rate such as London Interbank Offered Rate ("LIBOR") and a "spread" above that base interest rate that represents a risk premium to the lending banks and/or other participating investors. Many bank loans bear an adjustable rate of interest; however, leveraged loans provide for a greater "spread" over the base interest rate than other bank loans because they are considered to represent a greater credit risk. Because they are perceived to represent a greater credit risk, leveraged loans possess certain attributes that are similar to high-yield securities. However, because they are often secured by collateral of the borrower, leveraged loans possess certain attributes that are similar to other bank loans.

Below-Investment-Grade Securities:

The Fund may invest in below-investment-grade securities (i.e., lower-quality, "junk" debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment-grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about their issuers, the market and the economy in general, than

48

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

Derivative Instruments:

Futures Contracts:

The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. The Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

The collateral held by the Fund is reflected on the Statement of Assets and Liabilities under Deposit with broker for futures contracts. The Fund did not hold futures contracts as of July 31, 2022.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis. Paydown gains or losses on applicable securities, if any, are recorded as components of Interest income on the Statement of Operations.

The Fund may receive other income from investments in loan assignments and/or unfunded commitments, including amendment fees, consent fees, and commitment fees. These fees are recorded as income when received. These amounts, if received, are included in Interest income on the Statement of Operations.

Securities Lending:

The Fund, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral

49

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Fund's Schedule of Portfolio Investments. The Fund effectively does not have control of the non-cash collateral and therefore it is not disclosed on the Fund's Schedule of Portfolio Investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or repledged, except to satisfy borrower default.

The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of July 31, 2022.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$34,345	$—	$35,269

Federal Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of July 31.

For the year ended July 31, 2022, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, printing fees, and 12b-1 fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in cross-trades, which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected

50

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended July 31, 2022, the Fund engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses) (amounts in thousands):

Purchases	Sales	Net Realized Gains (Losses)
$40,612	$—	$—

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended July 31, 2022, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities		U.S. Government Securities
Purchases	Sales	Purchases	Sales
$1,186,457	$2,736,991	$653,980	$678,027

4. Affiliated Fund Ownership:

The Fund offers its shares for investment by other USAA Mutual Funds. The fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control, and the affiliated fund-of-funds' annual and semi-annual reports may be viewed at www.vcm.com. As of July 31, 2022, certain fund-of-funds owned total outstanding shares of the Fund as follows:

Affiliated USAA Mutual Funds	Ownership %
USAA Cornerstone Conservative Fund	0.5
USAA Target Retirement Income Fund	0.0	*

*  Amount is less than 0.05%.

5. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.24% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the year ended July 31, 2022, are reflected on the Statement of Operations as Investment advisory fees.

The performance adjustment for each share class is accrued daily and calculated monthly by comparing the respective class' performance to that of the Lipper A Rated Bond Funds Index. The Lipper A Rated Bond Funds Index tracks the total return performance of the largest funds within the Lipper A Rated Bond Funds category.

51

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

The performance period for each share class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)
+/- 20 to 50	+/- 4
+/- 51 to 100	+/- 5
+/- 101 and greater	+/- 6

(a) Based on the difference between the average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of the respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper A Rated Bond Funds Index over that period, even if the class has overall negative returns during the performance period.

For the period August 1, 2021, to July 31, 2022, performance adjustments were $(1,301), $(1,791), $(43), and $(6) for Fund Shares, Institutional Shares, Class A, and R6 Shares, in thousands, respectively. Performance adjustments were (0.05)%, (0.05)%, (0.06)%, and (0.07)% for Fund Shares, Institutional Shares, Class A, and R6 Shares, respectively. For the period August 1, 2021 to February 28, 2022, performance adjustments were less than $(1) thousand for Class C. Performance adjustments were (0.03)% for Class C. The performance adjustment rate included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36 month performance periods.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019, permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended July 31, 2022, the Fund had no subadvisers.

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.15%, 0.10%, 0.15%, 0.15%, and 0.05%, which is based on the Fund's average daily net assets of the Fund Shares, Institutional Shares, Class A, Class C, and R6 Shares, respectively. Amounts incurred for the year ended July 31, 2022, are reflected on the Statement of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended July 31, 2022, are reflected on the Statement of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of

52

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the year ended July 31, 2022, are reflected on the Statement of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent fees for Institutional Shares, Class A, Class C, and R6 Shares and are paid monthly based on a fee accrued daily at an annualized rate of 0.10%, 0.10%, 0.10%, and 0.01%, respectively, of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the year ended July 31, 2022, are reflected on the Statement of Operations as Transfer agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A and 1.00% of the average daily net assets of Class C. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activity primarily intended to result in the sale of Class A and Class C. Amounts incurred and paid to the Distributor for the year ended July 31, 2022, are reflected on the Statement of Operations as 12b-1 fees.

In addition, the Distributor is entitled to receive commissions in connection with sales of Class A and Class C. For the year ended July 31, 2022, the Distributor received less than $1 thousand from commissions earned on sales of Class A. For the period August 1, 2021 to February 28, 2022 the Distributor received no commissions on sales of Class C.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended July 31, 2022, are reflected on the Statement of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least November 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Performance adjustments, acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of July 31, 2022, the expense limits (excluding voluntary waivers) were 0.52%, 0.46%, 0.77%, and 0.39% for Fund Shares, Institutional Shares, Class A, and R6 Shares, respectively.

Under the terms of the expense limitation agreement, as amended June 29, 2022, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to

53

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limit in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount.

As of July 31, 2022, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayments are not probable at July 31, 2022.

Expires 2024	Expires 2025	Total
$15	$19	$34

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund is not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended July 31, 2022.

Certain officers and/or interested trustees of the Fund are also officers and/ or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

6. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

Debt Securities Risk — The value of a debt security or other income-producing security changes in response to various factors including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations.

Other factors that may affect the value of debt securities include, among others, public health crises and responses by governments and companies to such crises. These and other events may affect the creditworthiness of the issuer of a debt security and may impair an issuer's ability to timely meet its debt obligations as they come due.

Interest Rate Risk — The Fund is subject to the risk that the market value of the bonds in its portfolio will fluctuate because of changes in interest rates, changes in the supply of and demand for tax-exempt securities, and other market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations. The ability of an issuer of a debt security to repay principal prior to a security's maturity can increase the security's sensitivity to interest rate changes.

Decisions by the U.S. Federal Reserve (also known as the "Fed") regarding interest rate and monetary policy, which can be difficult to predict and sometimes change direction suddenly in response to economic and market events, can have a significant effect on the value of fixed-income securities as well as the overall strength of the U.S. economy. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market

54

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

or economic conditions. As a result, the value of fixed-income securities may vary widely under certain market conditions.

LIBOR Discontinuation Risk — The LIBOR discontinuation may adversely affect the financial markets generally and the Fund's operations, finances and investments specifically. LIBOR has been the principal floating-rate benchmark in the financial markets. However, LIBOR has been or will be discontinued as a floating rate benchmark. The date of discontinuation depends on the LIBOR currency and tenor. With limited exceptions, no new LIBOR obligations will be entered into after December 31, 2021. Existing LIBOR obligations have transitioned or will transition to another benchmark, depending on the LIBOR currency and tenor. For some existing LIBOR-based obligations, the contractual consequences of the discontinuation of LIBOR may not be clear.

Non-LIBOR floating-rate obligations, including Secured Overnight Financing Rate ("SOFR")-based obligations, may have returns and values that fluctuate more than those of floating-rate debt obligations that are based on LIBOR or other rates. Also, because SOFR and some alternative floating rates are relatively new market indexes, markets for certain non-LIBOR obligations may never develop or may not be liquid. Market terms for non-LIBOR floating rate obligations, such as the spread over the index reflected in interest-rate provisions, may evolve over time, and prices of non-LIBOR floating rate obligations may be different depending on when they are issued and changing views about correct spread levels.

Various SOFR-based rates, including SOFR-based term rates, and various non-SOFR-based rates are expected to develop in response to the discontinuation of U.S. dollar LIBOR, which may create various risks for the Fund and the financial markets more generally. There are non-LIBOR forward-looking floating rates that are not based on SOFR and that may be considered by participants in the financial markets as LIBOR alternatives. Such rates include AMERIBOR (American Interbank Offered Rate), BSBY (Bloomberg Short-Term Bank Yield Index) and BYI (Bank Yield Index). Unlike forward-looking SOFR-based term rates, such rates are intended to reflect a bank credit spread component.

It is not clear how replacement rates for LIBOR — including SOFR-based rates and non-SOFR-based rates — will develop and to what extent they will be used. There is no assurance that these replacement rates will be suitable substitutes for LIBOR, and thus the substitution of such rates for LIBOR could have an adverse effect on the Fund and the financial markets more generally. Concerns about market depth and stability could affect the development of non-SOFR-based term rates, and such rates may create various risks, which may or may not be similar to the risks relating to SOFR.

7. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 27, 2022, with a termination date of June 26, 2023. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended July 31, 2022, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the commitment fees plus any interest on amounts borrowed. For the period from August 1, 2021, through June 27, 2022, interest was based on the one-month LIBOR plus one percent. Effective with the renewal, for the period June 28, 2022, through July 31, 2022, interest was based on the one-month SOFR plus 1.10 percent. Interest charged to the Fund during the period, if applicable, is reflected on the Statement of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended July 31, 2022.

55

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending.

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the year ended July 31, 2022, were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at July 31, 2022	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$14,057	6	0.59%	$25,531

*  Based on the number of days borrowings were outstanding for the year ended July 31, 2022.

8. Federal Income Tax Information:

The Fund intends to distribute any net investment income monthly. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of July 31, 2022, on the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows (amounts in thousands):

Total Accumulated Earnings/(Loss)	Capital
$(27,734)	$27,734

56

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Year Ended July 31, 2022			Year Ended July 31, 2021
Distributions Paid From			Distributions Paid From
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$193,707	$126,024	$319,731	$252,987	$116,990	$369,977

As of July 31, 2022, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Other Earnings (Loss)	Accumulated Earnings	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$7,322	$41	$7,363	$(404,475)	$(397,112)

*  The difference between the book-basis and tax-basis of unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, callable bonds amortization, perpetual bonds adjustments and hybrid accruals on interest purchased.

As of July 31, 2022, the Fund had no capital loss carryforwards for federal income tax purposes.

As of July 31, 2022, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$5,854,301	$29,827	$(434,302)	$(404,475)

57

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Income Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of July 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at July 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2022, by correspondence with the custodian, agent banks and brokers or by other appropriate auditing procedures where replies from agent banks or brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
September 28, 2022

58

USAA Mutual Funds Trust	Supplemental Information July 31, 2022

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, their positions with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 45 portfolios in the Trust. Each Trustee's address is c/o Fund Administration, 15935 La Cantera Pkwy, San Antonio, TX 78256.

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Retired.	45	Westhab, Inc., New York Theological Seminary, American Filtration Corp.
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Retired.	45	None

59

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (6/17-6/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-03/21); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Chairman of Board of AMCO (04/13-06/19); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management Company) (09/09-03/21); Chairman of Board of ISCO (04/13-12/20); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Chairman of Board of SAS (04/13-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-03/21); Director and Vice Chairman of FPS (12/13-03/21); President and Director of USAA Investment Corporation (ICORP) (03/10-03/21); Chairman of Board of ICORP (12/13-03/21); Director of USAA Financial Advisors, Inc. (FAI) (12/13-03/21); Chairman of Board of FAI (3/15-03/21).

				45	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Retired.	45	None

60

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-08/19), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present).	45	Terran Orbital Corp., American Made Filtration Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	45	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	45	Guardian Variable Products Trust (16 series)

Effective at the close of business on December 31, 2021, Robert L. Mason, Ph.D., retired from the Board of Trustees.

61

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustee
David C. Brown (May 1972)	Trustee	Trustee since July 2019

Chairman and Chief Executive Officer (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019-present).

				45 portfolios within the Trust; 40 portfolios within the Victory Portfolios, 25 series within the Victory Portfolios II, and 6 series within the Victory Variable Insurance Funds	None

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

62

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Officers:

The officers of the Trust, their date of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Officers of the Trust
Christopher K. Dyer (February 1962)	President	July 2019

Director of Mutual Fund Administration, Victory Capital Management Inc. (2004-present). Chief Operating Officer, Victory Capital Services, Inc. (2020-present). Vice President, Victory Capital Transfer Agency, Inc. (2019-present).

Scott Stahorsky (July 1969)	Vice President	July 2019	Manager, Fund Administration, Victory Capital Management Inc. (2015-present).
Thomas Dusenberry (July 1977)	Secretary	June 2022

Manager, Fund Administration, Victory Capital Management Inc. (since 2022); Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream, MLP Fund, and Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020-2022); Director of Fund Operations, Salient Partners (2016-2019).

James K. De Vries (April 1969)	Treasurer	March 2018

Executive Director, Victory Capital Management Inc. (7/1/19-present); Executive Director, Investment and Financial Administration, USAA (2012-6/30/19); Assistant Treasurer, USAA Mutual Funds Trust (2013-2018). Mr. De Vries also serves as the Funds' Principal Financial Officer.

Allan Shaer (March 1965)	Assistant Treasurer	July 2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (2016-present); Vice President, Mutual Fund Administration, JP Morgan Chase Bank (2011-2016).
Carol D. Trevino (October 1965)	Assistant Treasurer	September 2018	Director, Accounting and Finance, Victory Capital Management Inc. (7/1/19-present); Accounting/ Financial Director, USAA (12/13-6/30/19).
Charles Booth (April 1960)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, City Fund Services Ohio, Inc. (2007-present).

63

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Sean Fox (September 1976)	Chief Compliance Officer	June 2022	Deputy Chief Compliance Officer (July 2021-June 2022), Senior Compliance Officer, the Adviser (2019-2021), Compliance Officer, the Adviser (2015-2019).

  Effective at the close of business on April 27, 2022, Erin Wagner resigned as the Secretary of the Trust.

  Effective at the close of business on June 10, 2022, Colin Kinney resigned as the Chief Compliance Officer of the Trust.

64

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2022, through July 31, 2022.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 2/1/22	Actual Ending Account Value 7/31/22	Hypothetical Ending Account Value 7/31/22	Actual Expenses Paid During Period 2/1/22- 7/31/22*	Hypothetical Expenses Paid During Period 2/1/22- 7/31/22*	Annualized Expense Ratio During Period 2/1/22- 7/31/22
Fund Shares	$1,000.00	$924.20	$1,022.32	$2.39	$2.51	0.50%
Institutional Shares	1,000.00	924.40	1,022.66	2.05	2.16	0.43%
Class A	1,000.00	923.00	1,021.27	3.39	3.56	0.71%
R6 Shares	1,000.00	924.80	1,023.01	1.72	1.81	0.36%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

65

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended July 31, 2022, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2023.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2022 (amounts in thousands):

Dividends Received Deduction (corporate shareholders)		Qualified Dividend Income (non-corporate shareholders)	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions
0	%*	1%	$8,106	$152,250

*  Rounds to less than 0.5%

66

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short- and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Fund's Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 11, 2022, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a highly liquid investment minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

67

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
www.vcm.com	(800) 235-8396

23423-0922

JULY 31, 2022

Annual Report

USAA Short-Term Bond Fund

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Managers' Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	38
Statement of Operations	39
Statements of Changes in Net Assets	40
Financial Highlights	42
Notes to Financial Statements	44
Report of Independent Registered Public Accounting Firm	56
Supplemental Information (Unaudited)	57
Trustees' and Officers' Information	57
Proxy Voting and Portfolio Holdings Information	63
Expense Examples	63
Additional Federal Income Tax Information	64
Liquidity Risk Management Program	65
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE • INVESTMENTS INVOLVE RISK •  PRINCIPAL LOSS IS POSSIBLE

1

(Unaudited)

Dear Shareholder,

It certainly has been an interesting — make that challenging — year for investors. If anything, our most recent annual reporting period ended July 31, 2022 reminded us of two enduring realities: 1) financial markets are dynamic and apt to change abruptly; 2) it's vitally important that we remain calm and rational whenever faced with those inevitable bouts of turmoil.

Consider what the past year has dealt us. The latter half of 2021 was largely constructive for financial markets, with record corporate earnings, ample liquidity in markets, and investors largely embracing risk assets. But as the calendar year turned, the script flipped. Almost overnight investor sentiment turned negative. There were many culprits. Inflation data was running persistently hotter than expected, with some of the highest readings in decades. Even the U.S. Federal Reserve (the "Fed") stopped calling inflation "transitory" and pivoted to a restrictive monetary policy. The Fed is now singularly focused on inflation and has embarked on a new aggressive rate-hike cycle. On top of all that, a terrible war began (and continues) in Eastern Europe, which fueled rising energy prices and slowed global growth.

These issues, among other factors, have ratcheted up market volatility in both stock and bond markets. Many broad market stock indices pulled back substantially during the first half of 2022 and even entered "bear market" territory in June, which is typically considered a 20% pullback from the most recent highs. Meanwhile, fixed income investors were also dealing with elevated volatility, and wide swaths of the bond market struggled in the face of rising interest rates. For a short while, bonds were not acting as their traditional counterbalance to equities, and that further troubled investors.

Just as quickly the script flipped again as our annual reporting period was drawing to a close. Risk was back on and investors seemingly went bargain hunting in July. Most equity indexes bounced back smartly — not fully recovering losses since the beginning of the calendar year but still making sharp moves higher.

Throughout the ups and downs of the past annual reporting period, there have been interesting subplots playing out within the broader market as different investment styles and sectors took turns in leadership positions. For example, it was interesting to watch crypto assets captivate investors through the earlier part of our annual reporting period, only to see them fall out of favor as sentiment soured. Ironically, those "less-exciting" assets, such as utilities and even money market funds, have been among the better performing throughout 2022. Indeed, things really can change markedly, and if anything, this underscores the importance of diversification.

Looking at the numbers we see that the S&P 500® Index, the bell-weather proxy for our domestic stock market, had an annual total return of -4.64% for the 12-month period ended July 31, 2022. Over this same annual period, the yield on the 10-Year U.S. Treasury jumped 143 basis points (a basis point is 1/100th of a percentage point), thanks largely to the Fed's policy shift and several aggressive rate hikes. At the end of our reporting period, the yield on the 10-Year U.S. Treasury finished at 2.67%.

2

Given the volatile market environment of the past year, it's comforting that we can draw on our experience managing portfolios through all market environments. This has taught us to remain calm in the face of turmoil. It's imperative that investors do the same, as opposed to chasing short-term trends and acting emotionally. It is our view that a long-term plan, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerances are some of the key ingredients for staying the course and progressing on investment goals.

As ever, there will be challenges ahead. The Fed has declared its intent to continue raising rates even as some elevated inflation readings begin to decline. Labor shortages, ongoing supply chain issues, elevated energy prices, and the Russia-Ukraine war are among the headwinds investors continue to navigate. There's even been some chatter about a possible recession in 2023.

Although no one can definitively predict what markets will do in the future, we can assure you that the investment professionals at all our independent franchises continually monitor the environment and work hard to position portfolios opportunistically no matter what the markets bring.

On the following pages, you will find information relating to your USAA® Mutual Fund, brought to you by Victory Capital. If you have any questions regarding the current market dynamics or your specific portfolio or investment plan, we encourage you to contact our representatives. Call (800) 235-8396 or visit our website at www.vcm.com.

From all of us here at Victory Capital, thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

3

USAA Short-Term Bond Fund

Managers' Commentary

(Unaudited)

•  What were the market conditions during the reporting period?

As the world attempted to return to normal, coming out of the historic, COVID-19 government imposed lockdowns, the consequences of those lockdowns began to manifest themselves during the reporting period ended July 31, 2022. In particular, global supply chains that functioned smoothly pre-COVID were disrupted in ways that have yet to work themselves out. Generally speaking, the result was demand that rebounded faster than supply could keep up. To make matters worse, apart from the human tragedy itself, Russia's invasion of Ukraine in February 2022 added to the supply chain issues, with impacts on the price of oil, natural gas, wheat and fertilizer, to name but a few. While the general price level fell during COVID, when demand fell faster than supply, the reverse is now true. As measured by the Consumer Price Index ("CPI"), the price level fell from 2.3% in 2019 to 1.4% in 2020, but skyrocketed to 7% in 2021. During 2022, the price level has risen even further, to 8.5% as of July 31, 2022.

These events have taken their toll on the financial markets, with the S&P 500® Index down 4.64% year over year, and 12.58% year to date. The bond market did not escape the pain, either. Indeed, the past year has been one of the worst for fixed income markets for the last 50 years, if not all history. The one-year total return for the period ending July 31, 2022 for the Bloomberg U.S. Aggregate Bond Index was -9.12% year over year, and -8.16% year to date, worse than the S&P 500 Index year over year. These numbers are even worse than during the dollar devaluation period in the late 1970s/early 1980s.

These results were driven primarily by the significant rise in interest rates, as the bond market reacted to the dramatic increases in the price level. While the U.S. Federal Reserve (the "Fed") initially believed these price increases to be transitory, the bond market forced them to quickly abandon that thought. What was originally expected to be a gradual 25 basis points ("bps") increase in the federal funds rate morphed into rate hikes that haven't been seen since 1994. (A basis point is 1/100th of a percentage point.) The Fed started hiking rates by 25 bps in March, then was forced to make additional hikes of 50 bps in May and a whopping 75 bps in June and July. Looking ahead, the bond market appears to expect another 81 bps of rate hikes by December 2022, when the federal funds rate is expected to top out at about 3.31%.

In addition to the jump in Treasury rates, bond spreads have widened out as well. Year over year, the Bloomberg Corporate Index option-adjusted spread rose from 0.85% to 1.42%, a 57 bps increase. This double whammy took its toll on the fixed income market, leaving the Bloomberg Corporate Index with a one-year negative total return of -12.61%.

The recent rise in interest rates is already beginning to dampen demand, particularly for housing, as well as automobiles. Higher gasoline and food prices are also taking their toll, forcing consumers to curtail other purchases. Although the employment situation looks decent with the unemployment rate at 3.5%, that's typically a lagging indicator, and the COVID-19 lockdowns caused havoc in the labor markets, as many businesses still cannot fill all the positions they need. As a result, the U.S. has now experienced the market-accepted definition of recession (two consecutive quarters of negative real Gross Domestic Product ("GDP")). Real GDP (which subtracts CPI from nominal GDP) decreased -1.6% in the first quarter of 2022, and -0.9% in the second quarter of 2022. Economic

4

USAA Short-Term Bond Fund

Managers' Commentary (continued)

activity is likely to continue to slow in the near term as the economy re-adjusts from the COVID-19 pandemic.

•  How did the USAA Short-Term Bond Fund (the "Fund") perform during the reporting period?

The Fund has four share classes: Fund Shares, Institutional Shares, Class A, and R6 Shares. For the reporting period ended July 31, 2022, the Fund Shares, Institutional Shares, Class A, and R6 Shares had total returns of -3.07%, -3.09%, -3.26%, and -2.98%, respectively. This compares to returns of -3.12% for the Bloomberg 1-3 Year Credit Index (the "Index") and -3.66% for the Lipper Short Investment Grade Debt Funds Index.

•  What strategies did you employ during the reporting period?

The Fund earned a negative total return during the reporting period and outperformed the Index, driven primarily by the increases in Treasury rates and credit spreads, offset by coupon income. Changes in the yield curve detracted from performance, as the Fund is more laddered than the Index, where as allocation and selection added to performance. Reflecting the portfolio's diversification, the Fund's results were spread among a variety of sectors. Within corporate bonds, the Fund benefited from investments in airlines, consumer cyclical services, finance companies, aerospace and defense, and independent exploration & production. Certain other market segments weighed on relative performance, although they produced positive returns. These included U.S. Treasurys, cash, pharmaceuticals, integrated energy, and taxable municipal securities. We continued to adhere to our disciplined investment approach, which seeks to maintain an attractive yield with an acceptable level of risk. From a credit risk perspective, our higher exposure to BBB and high yield bonds outperformed, while higher rated investment-grade bonds posted lower returns relative to the portfolio returns as well as the Index.

To identify attractive investment opportunities, we worked with our in-house team of credit analysts, continuing to build the portfolio bond-by-bond, through fundamental bottom-up analysis. We seek ideas where our fundamental understanding of the credit risk is different than the market. This approach, we believe, will generate total returns that may outperform our peers over the long run, with less volatility. Our credit analysts review all securities considered for purchase and assign their own independent credit rating. As always, they continuously monitor every holding in the Fund. We are committed to building a portfolio diversified among multiple asset classes and across a large number of issuers. To minimize the Fund's exposure to potential surprises, we limit the positions we take in any one issuer. The Fund had a small allocation to derivatives during the period that did not have a material impact on performance.

Thank you for allowing us to assist you with your investment needs.

5

USAA Short-Term Bond Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended July 31, 2022

	Fund Shares	Institutional Shares	Class A		R6 Shares
INCEPTION DATE	6/1/93	8/1/08	8/2/10		12/1/16
	Net Asset Value	Net Asset Value	Net Asset Value	Maximum Offering Price	Net Asset Value	Bloomberg 1-3 Year Credit Index[1]	Lipper Short Investment Grade Debt Funds Index[2]
One Year	–3.07%	–3.09%	–3.26%	–5.49%	–2.98%	–3.12%	–3.66%
Five Year	1.82%	1.89%	1.61%	1.15%	1.98%	1.50%	1.42%
Ten Year	1.82%	1.92%	1.60%	1.37%	NA	1.57%	1.40%
Since Inception	N/A	N/A	N/A	N/A	2.18%	N/A	N/A

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price figures reflect a maximum sales charge of 2.25% for Class A. Net Asset Value does not reflect sales charges. Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Short-Term Bond Fund — Growth of $10,000

1The Bloomberg 1-3 Yr Credit Index measures the performance of investment-grade corporate debt and sovereign, supranational, local authority, and non-U.S. agency bonds that have a remaining maturity of at least one year and less than three years. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index. As of August 24, 2021, Bloomberg rebranded the Bloomberg Barclays fixed income indices as "Bloomberg Indices."

2The Lipper Short Investment Grade Debt Funds Index tracks the total return performance of funds in the Lipper Short Investment Grade Debt Funds category. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

6

USAA Mutual Funds Trust USAA Short-Term Bond Fund	July 31, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks high current income consistent with preservation of principal.

Asset Allocation*:

July 31, 2022

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

USAA Mutual Funds Trust USAA Short-Term Bond Fund	Schedule of Portfolio Investments July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Asset-Backed Securities (28.2%)
Aligned Data Centers Issuer LLC, Series 2021-1A, Class A2, 1.94%, 8/15/46, Callable 8/15/24 @ 100 (a)	$5,500	$4,940
American Credit Acceptance Receivables Trust, Series 2020-3, Class C, 1.85%, 6/15/26, Callable 9/13/23 @ 100 (a)	2,491	2,467
American Credit Acceptance Receivables Trust, Series 2019-2, Class E, 4.29%, 6/12/25, Callable 5/12/23 @ 100 (a)	5,375	5,354
American Credit Acceptance Receivables Trust, Series 2019-3, Class D, 2.89%, 9/12/25, Callable 7/12/23 @ 100 (a)	619	616
American Credit Acceptance Receivables Trust, Series 2019-2, Class D, 3.41%, 6/12/25, Callable 5/12/23 @ 100 (a)	2,149	2,139
AMSR Trust, Series 2021-SFR1, Class C, 2.35%, 6/17/38 (a)	1,200	1,052
AMSR Trust, Series 2021-SFR1, Class B, 2.15%, 6/17/38 (a)	2,000	1,746
AMSR Trust, Series 2021-SFR1, Class A, 1.95%, 6/17/38 (a)	2,000	1,771
Amur Equipment Finance Receivables X LLC, Series 2022-1A, Class B, 2.20%, 1/20/28, Callable 9/20/25 @ 100 (a)	2,162	1,995
Amur Equipment Finance Receivables X LLC, Series 2022-1A, Class A2, 1.64%, 10/20/27, Callable 9/20/25 @ 100 (a)	2,309	2,226
ARI Fleet Lease Trust, Series 2021-A, Class B, 1.13%, 3/15/30, Callable 6/15/24 @ 100 (a)	2,650	2,452
ARI Fleet Lease Trust, Series 2020-A, Class B, 2.06%, 11/15/28, Callable 1/15/23 @ 100 (a)	1,470	1,457
ARI Fleet Lease Trust, Series 2020-A, Class A3, 1.80%, 8/15/28, Callable 1/15/23 @ 100 (a)	2,250	2,239
ARI Fleet Lease Trust, Series 2022-A, Class A2, 3.12%, 1/15/31, Callable 6/15/25 @ 100 (a)	2,000	1,984
ARI Fleet Lease Trust, Series 2022-A, Class A3, 3.43%, 1/15/31, Callable 6/15/25 @ 100 (a)	1,524	1,507
ARI Fleet Lease Trust, Series 2021-A, Class A3, 0.68%, 3/15/30, Callable 6/15/24 @ 100 (a)	2,550	2,405
ARI Fleet Lease Trust, Series 2019-A, Class A3, 2.53%, 11/15/27, Callable 12/15/22 @ 100 (a)	5,000	4,984
Atalaya Equipment Leasing Trust, Series 2022-1A, Class B, 2.08%, 2/15/27, Callable 10/15/24 @ 100 (a)	2,467	2,320
Avis Budget Rental Car Funding AESOP LLC, Series 2020-1A, Class B, 2.68%, 8/20/26, Callable 9/20/25 @ 100 (a)	4,000	3,747
Avis Budget Rental Car Funding AESOP LLC, Series 2017-2A, Class B, 3.33%, 3/20/24, Callable 4/20/23 @ 100 (a)	5,145	5,115
Avis Budget Rental Car Funding AESOP LLC, Series 2018-1A, Class C, 4.73%, 9/20/24, Callable 10/20/23 @ 100 (a)	2,500	2,474
Avis Budget Rental Car Funding AESOP LLC, Series 2018-1A, Class A, 3.70%, 9/20/24, Callable 10/20/23 @ 100 (a)	2,000	1,989
Avis Budget Rental Car Funding AESOP LLC, Series 2019-3A, Class A, 2.36%, 3/20/26, Callable 4/20/25 @ 100 (a)	5,000	4,790
Avis Budget Rental Car Funding AESOP LLC, Series 2019-2A, Class A, 3.35%, 9/22/25, Callable 10/20/24 @ 100 (a)	3,300	3,239
Bank of The West Auto Trust, Series 2019-1, Class A4, 2.51%, 10/15/24, Callable 7/15/23 @ 100 (a)	7,500	7,466
Bank of The West Auto Trust, Series 2019-1, Class C, 2.90%, 4/15/25, Callable 7/15/23 @ 100 (a)	1,400	1,384

See notes to financial statements.

8

USAA Mutual Funds Trust USAA Short-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Bank of The West Auto Trust, Series 2019-1, Class B, 2.76%, 1/15/25, Callable 7/15/23 @ 100 (a)	$3,300	$3,270
California Republic Auto Receivables Trust, Series 2018-1, Class D, 4.33%, 4/15/25, Callable 9/15/22 @ 100	3,313	3,311
Canadian Pacer Auto Receivables Trust, Series 2020-1A, Class B, 2.00%, 7/21/25, Callable 9/19/23 @ 100 (a)	2,000	1,945
Canadian Pacer Auto Receivables Trust, Series 2021-1A, Class C, 1.46%, 12/20/27, Callable 10/19/24 @ 100 (a)	3,594	3,255
Canadian Pacer Auto Receivables Trust, Series 2019-1A, Class C, 3.75%, 7/21/25, Callable 1/19/23 @ 100 (a)	1,000	997
Canadian Pacer Auto Receivables Trust, Series 2020-1A, Class C, 2.49%, 5/19/26, Callable 9/19/23 @ 100 (a)	2,405	2,339
CARDS II Trust, Series 2021-1A, Class A, 0.60%, 4/15/27 (a)	9,200	8,768
CarMax Auto Owner Trust, Series 2021-4, Class D, 1.48%, 3/15/28, Callable 2/15/25 @ 100	4,719	4,278
CarMax Auto Owner Trust, Series 2020-2, Class D, 5.75%, 5/17/27, Callable 2/15/24 @ 100	3,127	3,149
CarMax Auto Owner Trust, Series 2020-2, Class B, 2.90%, 8/15/25, Callable 2/15/24 @ 100	1,806	1,779
CarMax Auto Owner Trust, Series 2019-4, Class C, 2.60%, 9/15/25, Callable 10/15/23 @ 100	5,163	5,036
CarMax Auto Owner Trust, Series 2020-1, Class C, 2.34%, 11/17/25, Callable 1/15/24 @ 100	3,270	3,177
CarMax Auto Owner Trust, Series 2022-A3, Class A3, 3.49%, 2/16/27, Callable 4/15/25 @ 100	2,000	1,992
CarMax Auto Owner Trust, Series 2020-1, Class B, 2.21%, 9/15/25, Callable 1/15/24 @ 100	3,188	3,116
CarMax Auto Owner Trust, Series 2019-1, Class B, 3.45%, 11/15/24, Callable 2/15/23 @ 100	1,923	1,919
CarNow Auto Receivables Trust, Series 2021-1A, Class A, 0.97%, 10/15/24, Callable 11/15/23 @ 100 (a)	276	275
CarNow Auto Receivables Trust, Series 2021-1A, Class B, 1.38%, 2/17/26, Callable 11/15/23 @ 100 (a)	1,094	1,081
CARS LP, Series 2020-1A, Class A1, 2.69%, 2/15/50, Callable 2/15/23 @ 100 (a)	3,892	3,714
CARS-DB5 LP, Series 2021-1A, Class A1, 1.44%, 8/15/51, Callable 8/15/24 @ 100 (a)	1,906	1,701
Carvana Auto Receivables Trust, Series 2021-N1, Class B, 1.09%, 1/10/28, Callable 12/10/24 @ 100	1,192	1,139
Carvana Auto Receivables Trust, Series 2021-N2, Class B, 0.75%, 3/10/28, Callable 3/10/25 @ 100	780	726
Carvana Auto Receivables Trust, Series 2021-N2, Class A2, 0.97%, 3/10/28, Callable 3/10/25 @ 100	1,250	1,156
Carvana Auto Receivables Trust, Series 2021-N2, Class D, 1.27%, 3/10/28, Callable 3/10/25 @ 100	3,760	3,565
Carvana Auto Receivables Trust, Series 2020-P1, Class D, 1.82%, 9/8/27, Callable 2/8/25 @ 100	1,318	1,196
Carvana Auto Receivables Trust, Series 2021-N2, Class C, 1.07%, 3/10/28, Callable 3/10/25 @ 100	1,362	1,308
Carvana Auto Receivables Trust, Series 2019-2A, Class D, 3.28%, 1/15/25, Callable 9/15/24 @ 100 (a)	2,000	1,990

See notes to financial statements.

9

USAA Mutual Funds Trust USAA Short-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Carvana Auto Receivables Trust, Series 2021-N1, Class D, 1.50%, 1/10/28, Callable 12/10/24 @ 100	$2,750	$2,675
Carvana Auto Receivables Trust, Series 2021-N1, Class C, 1.30%, 1/10/28, Callable 12/10/24 @ 100	1,235	1,197
Carvana Auto Receivables Trust, Series 2021-N1, Class A, 0.70%, 1/10/28, Callable 12/10/24 @ 100	987	948
Carvana Auto Receivables Trust, Series 2021-N3, Class A2, 1.11%, 6/12/28, Callable 12/10/25 @ 100	3,500	3,248
Carvana Auto Receivables Trust, Series 2019-3A, Class D, 3.04%, 4/15/25, Callable 1/15/25 @ 100 (a)	3,000	2,966
Carvana Auto Receivables Trust, Series 2021-N3, Class B, 0.66%, 6/12/28, Callable 12/10/25 @ 100	3,111	3,023
Carvana Auto Receivables Trust, Series 2021-N3, Class C, 1.02%, 6/12/28, Callable 12/10/25 @ 100	1,750	1,677
CCG Receivables Trust, Series 2019-2, Class B, 2.55%, 3/15/27, Callable 5/14/23 @ 100 (a)	3,500	3,466
CCG Receivables Trust, Series 2019-1, Class C, 3.57%, 9/14/26, Callable 10/14/22 @ 100 (a)	875	867
CCG Receivables Trust, Series 2019-1, Class B, 3.22%, 9/14/26, Callable 10/14/22 @ 100 (a)	3,091	3,086
CF Hippolyta LLC, Series 2021-1A, Class A1, 1.53%, 3/15/61, Callable 3/15/24 @ 100 (a)	2,894	2,591
Chase Auto Credit Linked Notes, Series 2020-1, Class B, 0.99%, 1/25/28, Callable 4/25/24 @ 100 (a)	1,834	1,804
Chase Auto Credit Linked Notes, Series 2020-1, Class C, 1.39%, 1/25/28, Callable 4/25/24 @ 100 (a)	715	704
Chesapeake Funding II LLC, Series 1A, Class A1, 0.47%, 4/15/33, Callable 6/15/23 @ 100 (a)	1,861	1,815
Chesapeake Funding II LLC, Series 2019-1A, Class A1, 2.94%, 4/15/31, Callable 8/15/22 @ 100 (a)	1,498	1,497
Chesapeake Funding LLC, Series 2019-1A, Class B, 3.11%, 4/15/31, Callable 8/15/22 @ 100 (a)	6,000	5,994
CNH Equipment Trust, Series 2022-A, Class A3, 2.83%, 7/15/27, Callable 3/15/26 @ 100	1,000	984
College Loan Corp. Trust, Series 2005-2, Class B, 3.00% (LIBOR03M+49bps), 1/15/37, Callable 1/15/29 @ 100 (b)	948	898
Conn Funding II LP, Series 2022-A, Class B, 9.52%, 12/15/26, Callable 6/15/24 @ 100 (a)	5,000	4,935
Conn's Receivables Funding LLC, Series 2021-A, Class B, 2.87%, 5/15/26, Callable 8/15/23 @ 100.25 (a)	1,350	1,300
Conn's Receivables Funding LLC, Series 2021-A, Class A, 1.05%, 5/15/26, Callable 8/15/23 @ 100 (a)	1,339	1,315
CP EF Asset Securitization I LLC, Series 2022-1A, Class A, 5.96%, 4/15/30, Callable 11/15/25 @ 100 (a)	4,301	4,294
CPS Auto Receivables Trust, Series 2022-B, Class B, 3.88%, 8/15/28, Callable 5/15/26 @ 100 (a)	2,000	1,972
CPS Auto Receivables Trust, Series 2018-D, Class E, 5.82%, 6/16/25, Callable 4/15/23 @ 100 (a)	5,000	5,018
CPS Auto Receivables Trust, Series 2021-C, Class B, 0.84%, 7/15/25, Callable 9/15/24 @ 100 (a)	5,000	4,928

See notes to financial statements.

10

USAA Mutual Funds Trust USAA Short-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Credit Acceptance Auto Loan Trust, Series 2022-1A, Class B, 4.95%, 8/16/32 (a)	$1,000	$999
Credit Acceptance Auto Loan Trust, Series 2021-3A, Class B, 1.38%, 7/15/30, Callable 11/15/24 @ 100 (a)	1,000	933
Credit Acceptance Auto Loan Trust, Series 2021-3A, Class C, 1.63%, 9/16/30, Callable 11/15/24 @ 100 (a)	3,000	2,771
Credit Acceptance Auto Loan Trust, Series 2020-1A, Class C, 2.59%, 6/15/29, Callable 8/15/23 @ 100 (a)	4,000	3,916
Credit Acceptance Auto Loan Trust, Series 2019-3A, Class B, 2.86%, 1/16/29, Callable 6/15/23 @ 100 (a)	8,330	8,292
Credit Acceptance Auto Loan Trust, Series 2020-1A, Class B, 2.39%, 4/16/29, Callable 8/15/23 @ 100 (a)	2,059	2,027
Credit Acceptance Auto Loan Trust, Series 2021-4, Class A, 1.26%, 10/15/30, Callable 4/15/25 @ 100 (a)	667	629
Credit Acceptance Auto Loan Trust, Series 2019-3A, Class A, 2.38%, 11/15/28, Callable 6/15/23 @ 100 (a)	352	351
Credit Acceptance Auto Loan Trust, Series 2021-4, Class C, 1.94%, 2/18/31, Callable 4/15/25 @ 100 (a)	1,000	917
Credit Acceptance Auto Loan Trust, Series 2021-3A, Class A, 1.00%, 5/15/30, Callable 11/15/24 @ 100 (a)	1,455	1,391
Credit Acceptance Auto Loan Trust, Series 2021-2A, Class A, 0.96%, 2/15/30, Callable 12/15/24 @ 100 (a)	2,000	1,918
Credit Acceptance Auto Loan Trust, Series 2021-4, Class B, 1.74%, 12/16/30, Callable 4/15/25 @ 100 (a)	640	591
Credit Acceptance Auto Loan Trust, Series 2019-3A, Class C, 3.06%, 3/15/29, Callable 6/15/23 @ 100 (a)	2,625	2,576
Crossroads Asset Trust, Series 2021-A, Class A2, 0.82%, 3/20/24, Callable 5/20/24 @ 100 (a)	445	440
Crossroads Asset Trust, Series 2021-A, Class B, 1.12%, 6/20/25, Callable 5/20/24 @ 100 (a)	1,350	1,305
Dell Equipment Finance Trust, Series 2019-2, Class C, 2.18%, 10/22/24, Callable 8/22/22 @ 100 (a)	2,700	2,698
Dell Equipment Finance Trust, Series 2020-1, Class B, 2.98%, 4/24/23, Callable 10/22/22 @ 100 (a)	775	775
Dell Equipment Finance Trust, Series 2020-1, Class A3, 2.24%, 2/22/23, Callable 10/22/22 @ 100 (a)	914	913
Dell Equipment Finance Trust, Series 2022-1, Class B, 2.72%, 8/22/27, Callable 8/22/24 @ 100 (a)	1,550	1,510
Dell Equipment Finance Trust, Series 2021-2, Class D, 1.21%, 6/22/27, Callable 4/22/24 @ 100 (a)	2,188	2,015
Dell Equipment Finance Trust, Series 2020-2, Class C, 1.37%, 1/22/24, Callable 6/22/23 @ 100 (a)	4,000	3,913
Dell Equipment Finance Trust, Series 2020-2, Class D, 1.92%, 3/23/26, Callable 6/22/23 @ 100 (a)	2,125	2,085
Dell Equipment Finance Trust, Series 2020-2, Class A3, 0.57%, 10/23/23, Callable 6/22/23 @ 100 (a)	817	806
Dell Equipment Finance Trust, Series 2020-2, Class B, 0.92%, 11/22/23, Callable 6/22/23 @ 100 (a)	3,000	2,926
Diamond Infrastructure Funding LLC, Series 2021-1A, Class B, 2.35%, 4/15/49, Callable 9/20/25 @ 100 (a)	3,000	2,641

See notes to financial statements.

11

USAA Mutual Funds Trust USAA Short-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Diamond Infrastructure Funding LLC, Series 2021-1A, Class A, 1.76%, 4/15/49, Callable 9/20/25 @ 100 (a)	$3,333	$2,934
Diamond Issuer, Series 2021-1A, Class B, 2.70%, 11/20/51, Callable 11/20/25 @ 100 (a)	3,273	2,900
Diamond Resorts Owner Trust, Series 2021-1A, Class A, 1.51%, 11/21/33, Callable 4/20/25 @ 100 (a)	1,663	1,589
Diamond Resorts Owner Trust, Series 2021-1A, Class B, 2.05%, 11/21/33, Callable 4/20/25 @ 100 (a)	959	916
DLLST LLC, Series 2022-1A, Class A4, 3.69%, 9/20/28, Callable 8/20/25 @ 100 (a)	3,000	2,974
Donlen Fleet Lease Funding 2 LLC, Series 2021-2, Class B, 0.98%, 12/11/34 (a)	4,423	4,145
Donlen Fleet Lease Funding LLC, Series 2, Class C, 1.20%, 12/11/34 (a)	5,000	4,666
Drive Auto Receivables Trust, Series 2021-1, Class C, 1.02%, 6/15/27, Callable 12/15/23 @ 100 (c)	3,542	3,441
Drive Auto Receivables Trust, Series 2018-3, Class D, 4.30%, 9/16/24, Callable 10/15/22 @ 100	382	382
Drive Auto Receivables Trust, Series 2021-1, Class B, 0.65%, 7/15/25, Callable 12/15/23 @ 100	3,119	3,102
Drive Auto Receivables Trust, Series 2018-4, Class D, 4.09%, 1/15/26, Callable 11/15/22 @ 100	754	755
Drive Auto Receivables Trust, Series 2018-2, Class D, 4.14%, 8/15/24, Callable 9/15/22 @ 100	335	335
DT Auto Owner Trust, Series 2019-4A, Class C, 2.73%, 7/15/25, Callable 12/15/23 @ 100 (a)	1,926	1,922
DT Auto Owner Trust, Series 2022-2A, Class B, 4.22%, 1/15/27, Callable 11/15/26 @ 100 (a)	2,000	1,983
DT Auto Owner Trust, Series 2022-2A, Class D, 5.46%, 3/15/28, Callable 11/15/26 @ 100 (a)	2,000	1,992
DT Auto Owner Trust, Series 2021-3A, Class C, 0.87%, 5/17/27, Callable 4/15/25 @ 100 (a)	3,125	2,929
DT Auto Owner Trust, Series 2021-3A, Class B, 0.58%, 11/17/25, Callable 4/15/25 @ 100 (a)	5,350	5,144
Encina Equipment Finance LLC, Series 2022-1A, Class B, 5.15%, 1/16/29, Callable 5/15/26 @ 100 (a)	1,000	1,004
Encina Equipment Finance LLC, Series 2021-1A, Class D, 1.69%, 11/15/27, Callable 2/15/24 @ 100 (a)	1,538	1,437
Encina Equipment Finance LLC, Series 2021-1A, Class C, 1.39%, 6/15/27, Callable 2/15/24 @ 100 (a)	846	798
Encina Equipment Finance LLC, Series 2021-1A, Class A2, 0.74%, 12/15/26, Callable 2/15/24 @ 100 (a)	859	841
Encina Equipment Finance LLC, Series 2021-1A, Class B, 1.21%, 2/15/27, Callable 2/15/24 @ 100 (a)	713	679
Enterprise Fleet Financing LLC, Series 2021-1, Class A2, 0.44%, 12/21/26, Callable 7/20/24 @ 100 (a)	2,057	1,993
Enterprise Fleet Financing LLC, Series 2022-2, Class A2, 4.65%, 5/21/29, Callable 2/20/26 @ 100 (a)	2,000	2,021
Enterprise Fleet Financing LLC, Series 2019-1, Class A3, 3.07%, 10/20/24, Callable 8/20/22 @ 100 (a)	793	793
Enterprise Fleet Financing LLC, Series 2022-1, Class A2, 3.03%, 1/20/28, Callable 7/20/25 @ 100 (a)	1,500	1,483

See notes to financial statements.

12

USAA Mutual Funds Trust USAA Short-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Enterprise Fleet Financing LLC, Series 2020-1, Class A3, 1.86%, 12/22/25, Callable 7/20/23 @ 100 (a)	$2,050	$2,002
Evergreen Credit Card Trust, Series 2021-1A, Class A, 0.90%, 10/15/26 (a)	3,500	3,315
Evergreen Credit Card Trust, Series 2019-2, Class B, 2.27%, 9/15/24 (a)	3,562	3,553
Exeter Automobile Receivables Trust, Series 2020-3A, Class C, 1.32%, 7/15/25, Callable 8/15/24 @ 100	2,258	2,235
Exeter Automobile Receivables Trust, Series 2022-2A, Class B, 3.65%, 10/15/26, Callable 2/15/27 @ 100	2,000	1,974
Exeter Automobile Receivables Trust, Series 2019-4, Class C, 2.44%, 9/16/24, Callable 3/15/24 @ 100 (a)	519	518
Exeter Automobile Receivables Trust, Series 2020-1A, Class C, 2.49%, 1/15/25, Callable 2/15/24 @ 100 (a)	1,724	1,720
Exeter Automobile Receivables Trust, Series 2021-2A, Class C, 0.98%, 6/15/26, Callable 9/15/24 @ 100	3,000	2,897
Exeter Automobile Receivables Trust, Series 2018-3, Class D, 4.35%, 6/17/24, Callable 5/15/23 @ 100 (a)	819	818
Exeter Automobile Receivables Trust, Series 2019-3A, Class D, 3.11%, 8/15/25, Callable 12/15/23 @ 100 (a)	4,829	4,796
First Investors Auto Owner Trust, Series 2019-2, Class B, 2.47%, 1/15/25, Callable 8/15/23 @ 100 (a)	575	575
First Investors Auto Owner Trust, Series 2018-2A, Class F, 7.31%, 9/15/25, Callable 1/15/23 @ 100 (a)	3,900	3,912
First Investors Auto Owner Trust, Series 2020-1A, Class B, 1.85%, 2/17/26, Callable 9/15/23 @ 100 (a)	1,031	1,030
First Investors Auto Owner Trust, Series 2019-1A, Class D, 3.55%, 4/15/25, Callable 3/15/23 @ 100 (a)	1,450	1,443
First Investors Auto Owner Trust, Series 2020-1A, Class C, 2.55%, 2/17/26, Callable 9/15/23 @ 100 (a)	5,000	4,964
First Investors Auto Owner Trust, Series 2019-2A, Class C, 2.71%, 12/15/25, Callable 8/15/23 @ 100 (a)	7,403	7,353
FirstKey Homes Trust, Series 2021-SFR3, Class A, 2.14%, 12/17/38 (a)	997	920
FirstKey Homes Trust, Series 2021-SFR3, Class B, 2.44%, 12/17/38 (a)	1,000	916
FirstKey Homes Trust, Series 2021-SFR1, Class C, 1.89%, 8/17/28 (a)	3,000	2,716
FirstKey Homes Trust, Series 2021-SFR1, Class B, 1.79%, 8/17/28 (a)	3,000	2,704
FirstKey Homes Trust, Series 2021-SFR2, Class B, 1.61%, 9/17/38 (a)	2,308	2,058
FirstKey Homes Trust, Series 2021-SFR3, Class C, 2.54%, 12/17/38 (a)	1,750	1,607
Flagship Credit Auto Trust, Series 2020-2, Class D, 5.75%, 4/15/26, Callable 7/15/24 @ 100 (a)	5,000	5,030
Flagship Credit Auto Trust, Series 2021-1, Class C, 0.91%, 3/15/27, Callable 8/15/24 @ 100 (a)	2,700	2,573
Flagship Credit Auto Trust, Series 2021-1, Class B, 0.68%, 2/16/27, Callable 8/15/24 @ 100 (a)	3,100	3,023
Flagship Credit Auto Trust, Series 2019-2, Class D, 3.53%, 5/15/25, Callable 5/15/24 @ 100 (a)	3,000	2,948
Flagship Credit Auto Trust, Series 2021-3, Class B, 0.95%, 7/15/27, Callable 12/15/24 @ 100 (a)	3,300	3,137
Flagship Credit Auto Trust, Series 2022-2, Class B, 4.76%, 5/17/27, Callable 12/15/26 @ 100 (a)	2,000	1,999
Flagship Credit Auto Trust, Series 2019-4, Class E, 4.11%, 3/15/27, Callable 7/15/24 @ 100 (a)	2,765	2,620

See notes to financial statements.

13

USAA Mutual Funds Trust USAA Short-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Flagship Credit Auto Trust, Series 2020-4, Class B, 1.00%, 10/15/25, Callable 7/15/24 @ 100 (a)	$3,750	$3,675
Flexential Issuer, Series 2021-1A, Class A2, 3.25%, 11/27/51, Callable 11/25/25 @ 100 (a)	5,000	4,630
Ford Credit Auto Lease Trust, Series 2022-A, Class B, 3.81%, 8/15/25, Callable 10/15/24 @ 100	1,286	1,268
Ford Credit Auto Lease Trust, Series 2021-A, Class C, 0.78%, 9/15/25, Callable 6/15/23 @ 100	1,250	1,214
Ford Credit Auto Owner Trust, Series 2020-1, Class B, 2.29%, 8/15/31, Callable 2/15/25 @ 100 (a)	5,000	4,790
Ford Credit Auto Owner Trust, Series 2020-1, Class C, 2.54%, 8/15/31, Callable 2/15/25 @ 100 (a)	5,000	4,707
Ford Credit Auto Owner Trust, Series 2020-1, Class A, 2.04%, 8/15/31, Callable 2/15/25 @ 100 (a)	2,667	2,563
Foursight Capital Automobile Receivables Trust, Series 2022-2, Class B, 5.19%, 10/15/27, Callable 4/15/26 @ 100 (a) (d)	2,500	2,511
Foursight Capital Automobile Receivables Trust, Series 2021-1, Class A3, 0.64%, 7/15/25, Callable 11/15/23 @ 100 (a)	1,795	1,787
Foursight Capital Automobile Receivables Trust, Series 2021-2, Class B, 1.31%, 7/15/27, Callable 2/15/24 @ 100 (a)	5,749	5,477
Foursight Capital Automobile Receivables Trust, Series 2021-2, Class A3, 0.81%, 5/15/26, Callable 2/15/24 @ 100 (a)	4,300	4,181
Foursight Capital Automobile Receivables Trust, Series 2021-1, Class C, 1.02%, 9/15/26, Callable 11/15/23 @ 100 (a)	1,325	1,290
Foursight Capital Automobile Receivables Trust, Series 2021-1, Class B, 0.87%, 1/15/26, Callable 11/15/23 @ 100 (a)	2,344	2,308
Foursight Capital Automobile Receivables Trust, Series 2022-1, Class B, 2.15%, 5/17/27, Callable 10/15/24 @ 100 (a)	2,000	1,874
Foursight Capital Automobile Receivables Trust, Series 2022-1, Class A3, 1.83%, 12/15/26, Callable 10/15/24 @ 100 (a)	1,200	1,146
FRTKL, Series 2021-SFR1, Class B, 1.72%, 9/17/38 (a)	1,500	1,342
GLS Auto Receivables Issuer Trust, Series 2020-2A, Class D, 7.48%, 4/15/27, Callable 2/15/24 @ 100 (a)	1,560	1,582
GLS Auto Receivables Issuer Trust, Series 4A, Class B, 1.53%, 4/15/26, Callable 8/15/25 @ 100 (a)	1,000	956
GLS Auto Receivables Issuer Trust, Series 2022-2A, Class B, 4.70%, 9/15/26, Callable 11/15/26 @ 100 (a)	2,000	2,000
GLS Auto Receivables Issuer Trust, Series 4A, Class A, 0.84%, 7/15/25, Callable 8/15/25 @ 100 (a)	1,168	1,148
GLS Auto Receivables Issuer Trust, Series 2020-3A, Class B, 1.38%, 8/15/24, Callable 4/15/24 @ 100 (a)	166	166
GLS Auto Receivables Issuer Trust, Series 2021-3A, Class B, 0.78%, 11/17/25, Callable 3/15/25 @ 100 (a)	2,750	2,643
GLS Auto Receivables Issuer Trust, Series 2021-3A, Class C, 1.11%, 9/15/26, Callable 3/15/25 @ 100 (a)	3,611	3,372
GLS Auto Receivables Issuer Trust, Series 2020-4A, Class C, 1.14%, 11/17/25, Callable 6/15/24 @ 100 (a)	1,781	1,738
GLS Auto Receivables Issuer Trust, Series 2021-1A, Class B, 0.82%, 4/15/25, Callable 4/15/24 @ 100 (a)	1,833	1,822
GLS Auto Receivables Issuer Trust, Series 2A, Class C, 4.57%, 4/15/26, Callable 2/15/24 @ 100 (a)	1,250	1,240

See notes to financial statements.

14

USAA Mutual Funds Trust USAA Short-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
GLS Auto Receivables Trust, Series 2022-1A, Class B, 2.84%, 5/15/26, Callable 5/15/26 @ 100 (a)	$1,000	$971
GLS Auto Receivables Trust, Series 2021-2A, Class B, 0.77%, 9/15/25, Callable 9/15/24 @ 100 (a)	5,000	4,909
GLS Auto Receivables Trust, Series 2021-2A, Class C, 1.08%, 6/15/26, Callable 9/15/24 @ 100 (a)	3,043	2,911
GM Financial Automobile Leasing Trust, Series 2020-2, Class C, 2.56%, 7/22/24, Callable 1/20/23 @ 100	1,625	1,610
GM Financial Automobile Leasing Trust, Series 2022-2, Class B, 4.02%, 5/20/26, Callable 9/20/24 @ 100	1,250	1,246
GM Financial Automobile Leasing Trust, Series 2020-3, Class C, 1.11%, 10/21/24, Callable 3/20/23 @ 100	1,786	1,748
GM Financial Automobile Leasing Trust, Series 2020-3, Class B, 0.76%, 10/21/24, Callable 3/20/23 @ 100	2,000	1,965
GM Financial Consumer Automobile Receivables Trust, Series 2019-2, Class C, 3.07%, 11/18/24, Callable 12/16/22 @ 100	2,000	1,997
GM Financial Consumer Automobile Receivables Trust, Series 2020-2, Class B, 2.54%, 8/18/25, Callable 11/16/23 @ 100	1,500	1,474
GMF Floorplan Owner Revolving Trust, Series 2020-2, Class C, 1.31%, 10/15/25 (a)	2,250	2,161
GMF Floorplan Owner Revolving Trust, Series 2020-2, Class B, 0.96%, 10/15/25 (a)	1,750	1,683
Golden Credit Card Trust, Series 2021-1A, Class A, 1.14%, 8/15/28 (a)	5,000	4,538
Great American Auto Leasing, Inc., Series 2019-1, Class A4, 3.21%, 2/18/25, Callable 12/15/22 @ 100 (a)	559	558
GreatAmerica Leasing Receivables Funding LLC, Series 2020-1, Class B, 2.00%, 2/16/26, Callable 12/15/23 @ 100 (a)	1,090	1,059
Hertz Vehicle Financing III LLC, Series 2022-3A, Class A, 3.37%, 3/25/25, Callable 3/25/24 @ 100 (a)	2,000	1,968
Hertz Vehicle Financing III LLC, Series 2022-1A, Class A, 1.99%, 6/25/26, Callable 6/25/25 @ 100 (a)	1,000	941
Hertz Vehicle Financing III LLC, Series 2022-1A, Class B, 2.19%, 6/25/26, Callable 6/25/25 @ 100 (a)	2,250	2,102
Hertz Vehicle Financing III LLC, Series 2022-1A, Class C, 2.63%, 6/25/26, Callable 6/25/25 @ 100 (a)	2,700	2,462
Hertz Vehicle Financing LLC, Series 2022-4A, Class A, 3.73%, 9/25/26, Callable 9/25/25 @ 100 (a)	2,000	1,970
Hpefs Equipment Trust, Series 2022-2A, Class D, 4.94%, 3/20/30, Callable 11/20/25 @ 100 (a)	1,200	1,194
HPEFS Equipment Trust, Series 2021-2A, Class C, 0.88%, 9/20/28, Callable 7/20/24 @ 100 (a)	3,843	3,645
HPEFS Equipment Trust, Series 2020-2A, Class C, 2.00%, 7/22/30, Callable 5/20/23 @ 100 (a)	3,400	3,368
HPEFS Equipment Trust, Series 2021-1A, Class D, 1.03%, 3/20/31, Callable 3/20/24 @ 100 (a)	4,700	4,457
HPEFS Equipment Trust, Series 2021-1A, Class C, 0.75%, 3/20/31, Callable 3/20/24 @ 100 (a)	2,500	2,397
HPEFS Equipment Trust, Series 2019-1A, Class D, 2.72%, 9/20/29, Callable 8/20/22 @ 100 (a)	3,000	2,984

See notes to financial statements.

15

USAA Mutual Funds Trust USAA Short-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
HPEFS Equipment Trust, Series 2020-1A, Class D, 2.26%, 2/20/30, Callable 3/20/23 @ 100 (a)	$2,000	$1,971
HPEFS Equipment Trust, Series 2020-1A, Class C, 2.03%, 2/20/30, Callable 3/20/23 @ 100 (a)	2,851	2,833
HPEFS Equipment Trust, Series 2020-2A, Class B, 1.20%, 7/22/30, Callable 5/20/23 @ 100 (a)	4,167	4,147
HPEFS Equipment Trust, Series 2019-1A, Class C, 2.49%, 9/20/29, Callable 8/20/22 @ 100 (a)	139	139
HPEFS Equipment Trust, Series 2021-2A, Class D, 1.29%, 3/20/29, Callable 7/20/24 @ 100 (a)	2,719	2,519
JPMorgan Chase Bank NA, Series 2021-1, Class C, 1.02%, 9/25/28, Callable 1/25/25 @ 100 (a)	1,488	1,439
JPMorgan Chase Bank NA, Series 2020-2, Class B, 0.84%, 2/25/28, Callable 8/25/24 @ 100 (a)	1,298	1,268
JPMorgan Chase Bank NA, Series 2020-1, Class D, 1.89%, 1/25/28, Callable 4/25/24 @ 100 (a)	292	288
JPMorgan Chase Bank NA, Series 2021-2, Class B, 0.89%, 12/26/28, Callable 1/25/25 @ 100 (a)	1,345	1,302
JPMorgan Chase Bank NA, Series 2021-2, Class D, 1.14%, 12/26/28, Callable 1/25/25 @ 100 (a)	687	662
JPMorgan Chase Bank NA, Series 2021-3, Class D, 1.01%, 2/26/29, Callable 4/25/25 @ 100 (a)	2,051	1,964
JPMorgan Chase Bank NA, Series 2020-2, Class D, 1.49%, 2/25/28, Callable 8/25/24 @ 100 (a)	2,284	2,234
JPMorgan Chase Bank NA, Series 2021-1, Class B, 0.88%, 9/25/28, Callable 1/25/25 @ 100 (a)	3,967	3,850
JPMorgan Chase Bank NA, Series 2021-1, Class D, 1.17%, 9/25/28, Callable 1/25/25 @ 100 (a)	1,973	1,906
JPMorgan Chase Bank NA, Series 2020-2, Class C, 1.14%, 2/25/28, Callable 8/25/24 @ 100 (a)	649	635
Kubota Credit Owner Trust, Series 2020-1A, Class A3, 1.96%, 3/15/24, Callable 9/15/23 @ 100 (a)	2,070	2,053
Kubota Credit Owner Trust, Series 2022-1A, Class A3, 2.67%, 10/15/26, Callable 2/15/26 @ 100 (a)	2,000	1,933
LAD Auto Receivables Trust, Series 2021-1A, Class C, 2.35%, 4/15/27, Callable 7/15/24 @ 100 (a)	3,000	2,774
LAD Auto Receivables Trust, Series 2021-1A, Class A, 1.30%, 8/17/26, Callable 7/15/24 @ 100 (a)	1,736	1,695
LAD Auto Receivables Trust, Series 2021-1A, Class B, 1.94%, 11/16/26, Callable 7/15/24 @ 100 (a)	3,000	2,878
Master Credit Card Trust, Series 2021-1A, Class C, 1.06%, 11/21/25 (a)	4,151	3,900
Master Credit Card Trust, Series 2021-1A, Class B, 0.79%, 11/21/25 (a)	1,346	1,270
Master Credit Card Trust, Series 2018-1A, Class C, 3.74%, 7/21/24 (a)	1,750	1,743
Master Credit Card Trust, Series 2020-1A, Class B, 2.27%, 9/21/24 (a)	833	825
Master Credit Card Trust, Series 2020-1A, Class C, 2.59%, 9/23/24 (a)	2,125	2,097
MMAF Equipment Finance LLC, Series 2022-A, Class A3, 3.20%, 1/13/28 (a)	2,000	1,976
MMAF Equipment Finance LLC, Series 2020-BA, Class A5, 0.85%, 4/14/42, Callable 7/14/25 @ 100 (a)	5,000	4,615
MVW LLC, Series 2021-1WA, Class A, 1.14%, 1/22/41, Callable 9/20/26 @ 100 (a)	1,403	1,290
MVW LLC, Series 2021-1WA, Class B, 1.44%, 1/22/41, Callable 9/20/26 @ 100 (a)	1,467	1,341

See notes to financial statements.

16

USAA Mutual Funds Trust USAA Short-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
MVW Owner Trust, Series 2018-1A, Class A, 3.45%, 1/21/36, Callable 4/20/24 @ 100 (a)	$3,994	$3,936
MVW Owner Trust, Series 2017-1A, Class A, 2.42%, 12/20/34, Callable 7/20/23 @ 100 (a)	380	366
Nelnet Student Loan Trust, Series 2005-3, Class B, 2.38% (LIBOR03M+28bps), 9/22/37, Callable 9/22/22 @ 100 (b)	1,048	1,044
New Economy Assets Phase 1 Sponsor LLC, Series 2021-1, Class B1, 2.41%, 10/20/61, Callable 10/20/24 @ 100 (a)	1,466	1,286
New Economy Assets Phase 1 Sponsor LLC, Series 2021-1, Class A1, 1.91%, 10/20/61, Callable 10/20/24 @ 100 (a)	4,516	3,985
NMEF Funding LLC, Series 2021-A, Class B, 1.85%, 12/15/27, Callable 8/15/24 @ 100 (a)	4,000	3,786
NMEF Funding LLC, Series 2021-A, Class A2, 0.81%, 12/15/27, Callable 8/15/24 @ 100 (a)	2,908	2,846
NP SPE II LLC, Series 2019-2A, Class C1, 6.44%, 11/19/49 (a)	3,919	3,565
NP SPE II LLC, Series 2017-1A, Class A1, 3.37%, 10/21/47, Callable 8/20/22 @ 100 (a)	1,608	1,555
Oscar U.S. Funding XII LLC, Series 1A, Class A4, 1.00%, 4/10/28, Callable 2/10/25 @ 100 (a)	7,500	6,924
Oscar U.S. Funding XII LLC, Series 1A, Class A3, 0.70%, 4/10/25, Callable 2/10/25 @ 100 (a)	3,245	3,128
Oscar U.S. Funding XIII LLC, Series 2021-2A, Class A3, 0.86%, 9/10/25, Callable 5/10/25 @ 100 (a)	5,000	4,767
Oscar U.S. Funding XIII LLC, Series 2021-2A, Class A4, 1.27%, 9/11/28, Callable 5/10/25 @ 100 (a)	8,100	7,429
Oscar U.S. Funding XIV LLC, Series 2022-1A, Class A3, 2.30%, 4/10/26, Callable 2/10/26 @ 100 (a)	2,000	1,913
Pawnee Equipment Receivables LLC, Series 2020-1, Class A, 1.37%, 11/17/25, Callable 2/15/24 @ 100 (a)	1,998	1,969
Pawnee Equipment Receivables LLC, Series 2019-1, Class A2, 2.29%, 10/15/24, Callable 5/15/23 @ 100 (a)	365	365
Pawnee Equipment Receivables LLC, Series 2021-1, Class A2, 1.10%, 7/15/27, Callable 9/15/25 @ 100 (a)	2,177	2,100
Pawnee Equipment Receivables LLC, Series 2020-1, Class B, 1.84%, 1/15/26, Callable 2/15/24 @ 100 (a)	930	894
Pawnee Equipment Receivables LLC, Series 2021-1, Class B, 1.82%, 7/15/27, Callable 9/15/25 @ 100 (a)	1,637	1,504
Pawneee Equipment Receivables Series LLC, Series 2022-1, Class B, 5.40%, 7/17/28, Callable 11/15/26 @ 100 (a) (d)	1,000	1,006
Pawneee Equipment Receivables Series LLC, Series 2022-1, Class A3, 5.17%, 2/15/28, Callable 11/15/26 @ 100 (a) (d)	1,000	1,003
Prestige Auto Receivables Trust, Series 2020-1A, Class C, 1.31%, 11/16/26, Callable 8/15/23 @ 100 (a)	4,001	3,969
Prestige Auto Receivables Trust, Series 2019-1A, Class D, 3.01%, 8/15/25, Callable 2/15/23 @ 100 (a)	5,000	4,969
Prestige Auto Receivables Trust, Series 2018-1A, Class D, 4.14%, 10/15/24, Callable 11/15/22 @ 100 (a)	2,981	2,980
Progress Residential Trust, Series 2021-SFR4, Class B, 1.81%, 5/17/38 (a)	4,500	4,073
Progress Residential Trust, Series 2021-SFR6, Class B, 1.75%, 7/17/38, Callable 7/17/26 @ 100 (a)	2,813	2,532
Progress Residential Trust, Series 2021-SFR2, Class B, 1.80%, 4/19/38 (a)	6,850	6,207

See notes to financial statements.

17

USAA Mutual Funds Trust USAA Short-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Progress Residential Trust, Series 2021-SFR5, Class B, 1.66%, 7/16/26 (a)	$2,400	$2,153
Progress Residential Trust, Series 2021-SFR5, Class C, 1.81%, 7/16/26 (a)	1,500	1,338
Santander Bank Auto Credit-Linked Notes, Series 2022-A, Class B, 5.28%, 5/15/32, Callable 4/15/25 @ 100 (a)	3,625	3,588
Santander Bank Auto Credit-Linked Notes, Series 2022-A, Class C, 7.38%, 5/15/32, Callable 4/15/25 @ 100 (a)	4,531	4,487
Santander Bank NA, Series 2021-1A, Class C, 3.27%, 12/15/31, Callable 2/15/25 @ 100 (a)	520	505
Santander Bank NA, Series 2021-1A, Class B, 1.83%, 12/15/31, Callable 2/15/25 @ 100 (a)	2,059	1,999
Santander Consumer Auto Receivables Trust, Series 2020-BA, Class C, 1.29%, 4/15/26, Callable 10/15/24 @ 100 (a)	7,400	7,127
Santander Retail Auto Lease Trust, Series 2021-C, Class C, 1.11%, 3/20/26, Callable 5/20/24 @ 100 (a)	2,188	2,052
Santander Retail Auto Lease Trust, Series 2021-B, Class B, 0.84%, 6/20/25, Callable 4/20/24 @ 100 (a)	5,000	4,730
Santander Retail Auto Lease Trust, Series 2020-A, Class B, 1.88%, 3/20/24, Callable 5/20/23 @ 100 (a)	5,500	5,457
Santander Retail Auto Lease Trust, Series 2019-C, Class C, 2.39%, 11/20/23, Callable 10/20/22 @ 100 (a)	1,783	1,781
Santander Retail Auto Lease Trust, Series 2021-C, Class B, 0.83%, 3/20/26, Callable 5/20/24 @ 100 (a)	1,750	1,650
Santander Retail Auto Lease Trust, Series 2020-B, Class C, 1.18%, 12/20/24, Callable 2/20/24 @ 100 (a)	1,000	953
SCF Equipment Leasing LLC, Series 2020-1A, Class A3, 1.19%, 10/20/27, Callable 3/20/25 @ 100 (a)	7,204	7,047
SCF Equipment Leasing LLC, Series 2020-1A, Class B, 2.02%, 3/20/28, Callable 3/20/25 @ 100 (a)	3,824	3,625
SCF Equipment Leasing LLC, Series 2020-1A, Class C, 2.60%, 8/21/28, Callable 3/20/25 @ 100 (a)	2,900	2,718
SCF Equipment Leasing LLC, Series 2019-2, Class B, 2.76%, 8/20/26, Callable 4/20/25 @ 100 (a)	2,000	1,930
Securitized Term Auto Receivables Trust, Series 2019-CRTA, Class B, 2.45%, 3/25/26, Callable 3/25/23 @ 100 (a)	328	325
Securitized Term Auto Receivables Trust, Series 2019-CRTA, Class C, 2.85%, 3/25/26, Callable 3/25/23 @ 100 (a)	469	465
Sierra Timeshare Receivables Funding LLC, Series 1A, Class A, 3.20%, 1/20/36, Callable 4/20/24 @ 100 (a)	1,531	1,504
Sierra Timeshare Receivables Funding LLC, Series 3A, Class A, 2.34%, 8/20/36, Callable 6/20/24 @ 100 (a)	3,142	3,024
Synchrony Card Funding LLC, Series 2022-A1, Class A, 3.37%, 4/17/28, Callable 4/15/25 @ 100	880	877
Synchrony Credit Card Master Note Trust, Series 2017-2, Class C, 3.01%, 10/15/25	6,170	6,162
Synchrony Credit Card Master Note Trust, Series 2018-2, Class B, 3.67%, 5/15/26	510	508
Synchrony Credit Card Master Note Trust, Series 2018-2, Class C, 3.87%, 5/15/26	5,000	4,973
Tesla Auto Lease Trust, Series 2019-A, Class E, 5.48%, 5/22/23, Callable 11/20/22 @ 100 (a)	825	828

See notes to financial statements.

18

USAA Mutual Funds Trust USAA Short-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Tesla Auto Lease Trust, Series 2020-A, Class B, 1.18%, 1/22/24, Callable 5/20/23 @ 100 (a)	$2,750	$2,699
Transportation Finance Equipment Trust, Series 2019-1, Class A4, 1.88%, 3/25/24, Callable 5/23/23 @ 100 (a)	3,000	2,970
Tricolor Auto Securitization Trust, Series 2021-1A, Class A, 0.74%, 4/15/24, Callable 3/15/24 @ 100 (a)	2,332	2,320
Tricolor Auto Securitization Trust, Series 2021-1A, Class B, 1.00%, 6/17/24, Callable 3/15/24 @ 100 (a)	4,250	4,188
Tricon Residential 2022 Trust, Series 2022-SFR1, Class B, 4.20%, 4/17/39 (a)	1,000	984
Trinity Rail Leasing LLC, Series 2019-2A, Class A1, 2.39%, 10/18/49, Callable 8/17/22 @ 100 (a)	1,536	1,468
Unify Auto Receivables Trust, Series 2021-1A, Class A4, 0.98%, 7/15/26, Callable 5/15/24 @ 100 (a)	3,000	2,926
Unify Auto Receivables Trust, Series 2021-1A, Class B, 1.29%, 11/16/26, Callable 5/15/24 @ 100 (a)	3,000	2,904
United Auto Credit Securitization Trust, Series 2020-1, Class D, 2.88%, 2/10/25, Callable 9/10/22 @ 100 (a)	571	571
Vantage Data Centers LLC, Series 2020-1A, Class A2, 1.65%, 9/15/45, Callable 9/15/23 @ 100 (a)	6,500	5,921
Volvo Financial Equipment LLC, Series 2020-1A, Class A4, 0.60%, 3/15/28, Callable 6/15/24 @ 100 (a)	1,750	1,647
VSE VOI Mortgage LLC, Series 2017-A, Class B, 2.63%, 3/20/35, Callable 11/20/23 @ 100 (a)	2,536	2,459
Westlake Automobile Receivables Trust, Series 2019-2A, Class E, 4.02%, 4/15/25, Callable 5/15/23 @ 100 (a)	4,000	3,988
Westlake Automobile Receivables Trust, Series 2021-3A, Class D, 2.12%, 1/15/27, Callable 12/15/24 @ 100 (a)	1,000	932
Westlake Automobile Receivables Trust, Series 2022-2A, Class C, 4.85%, 9/15/27, Callable 9/15/26 @ 100 (a)	1,429	1,426
Westlake Automobile Receivables Trust, Series 2022-2A, Class B, 4.31%, 9/15/27, Callable 9/15/26 @ 100 (a)	800	795
Westlake Automobile Receivables Trust, Series 2020-1A, Class C, 2.52%, 4/15/25, Callable 11/15/23 @ 100 (a)	4,777	4,757
Wheels Fleet Lease Funding 1 LLC, Series 2022-1A, Class A, 2.47%, 10/18/36, Callable 9/18/24 @ 100 (a)	2,000	1,971
Wheels SPV 2 LLC, Series 2020-1A, Class A3, 0.62%, 8/20/29, Callable 2/20/24 @ 100 (a)	3,250	3,110
World Omni Auto Receivables Trust, Series 2018-D, Class C, 3.87%, 8/15/25, Callable 12/15/22 @ 100	4,000	4,001
World Omni Auto Receivables Trust, Series 2018-D, Class B, 3.67%, 12/16/24, Callable 12/15/22 @ 100	2,000	2,002
World Omni Automobile Lease Securitization Trust, Series 2022-A, Class A4, 3.34%, 6/15/27	1,500	1,494
World Omni Select Auto Trust, Series 2020-A, Class B, 0.84%, 6/15/26, Callable 2/15/24 @ 100	5,750	5,580
World Omni Select Auto Trust, Series 2021-A, Class D, 1.44%, 11/15/27, Callable 5/15/24 @ 100	2,750	2,559
Total Asset-Backed Securities (Cost $802,546)		771,968

See notes to financial statements.

19

USAA Mutual Funds Trust USAA Short-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Collateralized Mortgage Obligations (6.4%)
American Money Management Corp., Series 2016-19A, Class AR, 3.65% (LIBOR03M+114bps), 10/16/28, Callable 10/15/22 @ 100 (a) (b)	$474	$471
Annisa CLO Ltd., Series 2016-2, Class AR, 3.81% (LIBOR03M+110bps), 7/20/31, Callable 10/20/22 @ 100 (a) (b)	3,000	2,939
BBCMS Mortgage Trust, Series 2020-BID, Class A, 4.14% (LIBOR01M+214bps), 10/15/37 (a) (b)	3,000	2,974
BBCMS Mortgage Trust, Series 2020-BID, Class B, 4.54% (LIBOR01M+254bps), 10/15/37 (a) (b)	5,000	4,863
BPR Trust, Series 2022-OANA, Class B, 4.41% (TSFR1M+245bps), 4/15/37 (a) (b)	3,000	2,974
BPR Trust, Series 2021-TY, Class A, 3.05% (LIBOR01M+105bps), 9/15/38 (a) (b)	3,731	3,593
BPR Trust, Series 2021-TY, Class B, 3.15% (LIBOR01M+115bps), 9/23/23 (a) (b)	750	711
BPR Trust, Series 2021-TY, Class D, 4.35% (LIBOR01M+235bps), 9/23/23 (a) (b)	1,313	1,234
BPR Trust, Series 2021-TY, Class C, 3.70% (LIBOR01M+170bps), 9/15/38 (a) (b)	2,712	2,567
BX Commercial Mortgage Trust, Series 2019-XL, Class D, 3.45% (LIBOR01M+145bps), 10/15/36 (a) (b)	2,550	2,490
BX Commercial Mortgage Trust, Series 2021-VOLT, Class B, 2.95% (LIBOR01M+85bps), 9/15/23 (a) (b)	2,500	2,363
Citigroup Commercial Mortgage Trust, Series 2019-SMRT, Class B, 4.38%, 1/10/36 (a)	7,600	7,459
Citigroup Commercial Mortgage Trust, Series 2019-PRM, Class A, 3.34%, 5/10/36 (a)	7,338	7,299
Columbia Cent CLO 32 Ltd., Series 2022-32A, Class BF, 5.20%, 7/20/34 (a)	1,000	986
COMM Mortgage Trust, Series 2020-CBM, Class A2, 2.90%, 11/13/39, Callable 2/10/25 @ 100 (a)	5,620	5,356
COMM Mortgage Trust, Series 2015-PC1, Class AM, 4.29%, 7/10/50, Callable 5/10/25 @ 100 (e)	6,550	6,436
COMM Mortgage Trust, Series 2014-277P, Class A, 3.61%, 8/10/49, Callable 8/10/24 @ 100 (a) (e)	13,670	13,280
COMM Mortgage Trust, Series 2012-CR2, Class XA, 1.13%, 8/15/45, Callable 8/15/22 @ 100 (e) (f)	2,390	—	(g)
COMM Mortgage Trust, Series 2020-CBM, Class C, 3.40%, 11/13/39, Callable 2/10/25 @ 100 (a)	6,875	6,538
COMM Mortgage Trust, Series 2020-CBM, Class B, 3.10%, 11/13/39, Callable 2/10/25 @ 100 (a)	5,000	4,696
COMM Mortgage Trust, Series 2015-PC1, Class B, 4.30%, 7/10/50, Callable 6/10/25 @ 100 (e)	3,366	3,241
COMM Mortgage Trust, Series 2012-CR4, Class XA, 1.65%, 10/15/45, Callable 8/15/22 @ 100 (e) (f)	34,744	1
Credit Suisse Mortgage Capital Certificates, Series 2021-980M, Class A, 2.39%, 7/15/26 (a)	2,500	2,307
Extended Stay America Trust, Series 2021-ESH, Class A, 3.08% (LIBOR01M+108bps), 7/15/38 (a) (b)	1,988	1,947
Extended Stay America Trust, Series 2021-ESH, Class B, 3.38% (LIBOR01M+138bps), 7/15/38 (a) (b)	773	754
Extended Stay America Trust, Series 2021-ESH, Class C, 3.70% (LIBOR01M+170bps), 7/15/38 (a) (b)	2,485	2,412
Freddie Mac Multifamily Structured Pass Through Certificates, Series K023, Class X1, 1.17%, 8/25/22, Callable 8/25/22 @ 100 (e) (f)	8,762	2

See notes to financial statements.

20

USAA Mutual Funds Trust USAA Short-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
FREMF Mortgage Trust, Series 2017-K724, Class B, 3.53%, 12/25/49, Callable 11/25/23 @ 100 (a) (e)	$4,935	$4,873
GS Mortgage Securities Corp. Trust, Series 2017-GPTX, Class A, 2.86%, 5/10/34 (a)	13,530	13,469
GS Mortgage Securities Corp. Trust, Series 2017-SLP, Class A, 3.42%, 10/10/32 (a)	4,730	4,698
GS Mortgage Securities Corp. Trust, Series 2020-UPTN, Class A, 2.75%, 12/10/39, Callable 2/10/25 @ 100 (a)	2,000	1,903
GS Mortgage Securities Trust, Series 2012-GCJ9, Class XA, 1.82%, 11/10/45, Callable 11/10/22 @ 100 (e) (f)	13,379	1
Houston Galleria Mall Trust, Series 2015-HGLR, Class A1A2, 3.09%, 3/5/37 (a)	8,824	8,424
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-C13, Class C, 4.08%, 1/15/46, Callable 7/15/23 @ 100 (e)	1,132	1,109
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-C10, Class AS, 3.37%, 12/15/47, Callable 2/15/23 @ 100	2,000	1,985
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-C10, Class B, 3.67%, 12/15/47, Callable 2/15/23 @ 100 (e)	4,550	4,505
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-C13, Class B, 4.08%, 1/15/46, Callable 6/15/23 @ 100 (c) (e)	4,212	4,182
KNDL Mortgage Trust, Series 2019-KNSQ, Class B, 2.95% (LIBOR01M+95bps), 5/15/36 (a) (b)	2,000	1,970
Life Mortgage Trust, Series 2021-BMR, Class B, 2.88% (LIBOR01M+88bps), 3/15/38 (a) (b)	2,949	2,805
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class XA, 1.46%, 11/15/45, Callable 8/15/22 @ 100 (a) (e) (f)	7,874	—	(g)
Morgan Stanley Capital I Trust, Series 2017-CLS, Class F, 4.60% (LIBOR01M+260bps), 11/15/34 (a) (b)	1,000	985
Morgan Stanley Capital I Trust, Series 2017-CLS, Class B, 2.85% (LIBOR01M+85bps), 11/15/34 (a) (b)	1,100	1,093
Morgan Stanley Capital I Trust, Series 2019-NUGS, Class B, 3.30% (LIBOR01M+130bps), 12/15/36 (a) (b)	3,846	3,688
Palmer Square Loan Funding Ltd., Series 2021-1A, Class A1, 3.61% (LIBOR03M+90bps), 4/20/29, Callable 10/20/22 @ 100 (a) (b)	915	905
Palmer Square Loan Funding Ltd., Series 2020-1A, Class A2, 2.83% (LIBOR03M+135bps), 2/20/28, Callable 8/20/22 @ 100 (a) (b)	4,600	4,502
Palmer Square Loan Funding Ltd., Series 2019-3, Class A1, 2.33% (LIBOR03M+85bps), 8/20/27, Callable 8/20/22 @ 100 (a) (b)	1,056	1,049
Palmer Square Loan Funding Ltd., Series 2020-1A, Class A1, 2.28% (LIBOR03M+80bps), 2/20/28, Callable 8/20/22 @ 100 (a) (b)	1,743	1,711
Race Point CLO Ltd., Series 2016-10A, Class A1R, 3.88% (LIBOR03M+110bps), 7/25/31, Callable 10/25/22 @ 100 (a) (b)	4,437	4,350
Sequoia Mortgage Trust, Series 2013-5, Class A2, 3.00%, 5/25/43, Callable 11/25/29 @ 100 (a) (e)	639	604
SREIT Trust, Series 2021-MFP2, Class B, 3.17% (LIBOR01M+117bps), 11/15/36 (a) (b)	2,000	1,909
SREIT Trust, Series 2021-MFP2, Class C, 3.37% (US0001M+137bps), 11/15/36 (a) (b)	2,000	1,893
Stratus CLO Ltd., Series 2021-3A, Class B, 4.26% (LIBOR03M+155bps), 12/29/29, Callable 1/20/23 @ 100 (a) (b)	1,643	1,569
Stratus CLO Ltd., Series 2021-3A, Class A, 3.66% (LIBOR03M+95bps), 12/29/29, Callable 1/20/23 @ 100 (a) (b)	1,881	1,850

See notes to financial statements.

21

USAA Mutual Funds Trust USAA Short-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
TTAN, Series 2021-MHC, Class D, 3.75% (LIBOR01M+180bps), 3/15/38 (a) (b)	$1,196	$1,136
TTAN, Series 2021-MHC, Class B, 3.10% (LIBOR01M+115bps), 3/15/38 (a) (b)	2,221	2,127
TTAN, Series 2021-MHC, Class C, 3.35% (LIBOR01M+140bps), 3/15/38 (a) (b)	2,990	2,851
WFRBS Commercial Mortgage Trust, Series 2013-C12, Class B, 3.86%, 3/15/48, Callable 3/15/23 @ 100 (e)	2,000	1,978
Total Collateralized Mortgage Obligations (Cost $181,290)		174,017
Preferred Stocks (0.2%)
Financials (0.2%):
Citigroup Capital, 9.18% (LIBOR03M+637bps), 10/30/40 (b)	200,000	5,466
Total Preferred Stocks (Cost $5,470)		5,466
Senior Secured Loans (0.9%)
Clean Harbors, Inc., Initial Term Loan, First Lien, 3.42% (LIBOR01M+175bps), 6/30/24 (b)	$2,468	2,450
Delos Finance S.A.R.L., Term Loans, First Lien, 4.00% (LIBOR03M+175bps), 10/6/23 (b)	10,000	9,975
Genpact International, Inc., Term Loan, First Lien, 3.04% (LIBOR01M+138bps), 8/9/23 (b)	8,597	8,533
Plantronics, Inc., 7/2/25 (d) (h)	2,000	1,987
Reynolds Consumer Products. Inc., Initial Term Loan, First Lien, 3.42% (LIBOR01M+175bps), 2/4/27 (b)	1,988	1,939
Total Senior Secured Loans (Cost $25,001)		24,884
Corporate Bonds (35.6%)
Communication Services (0.4%):
Netflix, Inc., 5.88%, 2/15/25	1,500	1,557
Sprint Spectrum Co LLC / Sprint Spectrum Co II LLC / Sprint Spectrum Co III LLC, 4.74%, 9/20/29, Callable 3/20/24 @ 100 (a)	5,052	5,072
TEGNA, Inc., 4.75%, 3/15/26, Callable 3/15/23 @ 102.38 (a) (c)	3,000	2,979
T-Mobile USA, Inc., 4.75%, 2/1/28, Callable 2/1/23 @ 102.38	2,641	2,637
		12,245
Consumer Discretionary (3.0%):
Association of American Medical Colleges 2.27%, 10/1/25	4,145	3,906
2.39%, 10/1/26	4,275	4,000
Daimler Trucks Finance North America LLC, 3.50%, 4/7/25 (a)	3,000	2,952
Duke University Health System, Inc., 2.26%, 6/1/26	700	655
Expedia Group, Inc., 6.25%, 5/1/25, Callable 2/1/25 @ 100 (a)	5,000	5,196
Genting New York LLC/GENNY Capital, Inc., 3.30%, 2/15/26, Callable 1/15/26 @ 100 (a)	2,000	1,817
Howard University 2.80%, 10/1/23	1,000	980
2.42%, 10/1/24	1,350	1,297
Lithia Motors, Inc., 4.63%, 12/15/27, Callable 12/15/22 @ 103.47 (a)	5,718	5,475
Magallanes, Inc., 3.64%, 3/15/25 (a)	4,000	3,921
See notes to financial statements.

22

USAA Mutual Funds Trust USAA Short-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
MGM Resorts International, 6.00%, 3/15/23	$2,787	$2,812
Murphy Oil USA, Inc., 5.63%, 5/1/27, Callable 9/6/22 @ 102.81	7,470	7,372
Newell Brands, Inc., 4.35%, 4/1/23, Callable 2/1/23 @ 100	4,957	4,946
Nordstrom, Inc., 2.30%, 4/8/24, Callable 8/22/22 @ 100	10,000	9,536
QVC, Inc., 4.45%, 2/15/25, Callable 11/15/24 @ 100	11,750	11,266
Smithsonian Institution, 0.97%, 9/1/23	1,400	1,366
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.88%, 4/15/23, Callable 1/15/23 @ 100 (a)	1,000	1,016
Toll Brothers Finance Corp., 4.38%, 4/15/23, Callable 1/15/23 @ 100	5,169	5,168
Volkswagen Group of America Finance LLC, 3.13%, 5/12/23 (a)	5,000	4,971
ZF North America Capital, Inc., 4.75%, 4/29/25 (a)	3,250	3,095
		81,747
Consumer Staples (1.1%):
7-Eleven, Inc., 0.80%, 2/10/24, Callable 9/6/22 @ 100 (a) (c)	5,000	4,778
BAT Capital Corp., 2.76%, 8/15/22	2,000	2,000
Central Garden & Pet Co., 5.13%, 2/1/28, Callable 1/1/23 @ 102.56	5,000	4,677
Darling Ingredients, Inc., 5.25%, 4/15/27, Callable 8/16/22 @ 102.63 (a)	6,885	6,900
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 6.50%, 4/15/29, Callable 4/15/24 @ 103.25 (a)	1,643	1,675
Walmart, Inc. 2.85%, 7/8/24, Callable 6/8/24 @ 100	5,000	4,987
3.55%, 6/26/25, Callable 4/26/25 @ 100	5,000	5,101
		30,118
Energy (8.5%):
Buckeye Partners LP, 4.15%, 7/1/23, Callable 4/1/23 @ 100 (c)	5,000	4,936
Continental Resources, Inc. 4.50%, 4/15/23, Callable 1/15/23 @ 100 (c)	6,482	6,488
3.80%, 6/1/24, Callable 3/1/24 @ 100	9,171	9,080
Coterra Energy, Inc., 4.38%, 6/1/24, Callable 3/1/24 @ 100 (a)	6,150	6,152
DCP Midstream Operating LP 3.88%, 3/15/23, Callable 12/15/22 @ 100	4,814	4,816
5.38%, 7/15/25, Callable 4/15/25 @ 100	1,000	1,023
Devon Energy Corp., 5.25%, 10/15/27, Callable 10/15/22 @ 102.63	13,330	13,389
Enable Midstream Partners LP, 3.90%, 5/15/24, Callable 2/15/24 @ 100	10,000	9,959
Energy Transfer LP, 4.90%, 2/1/24, Callable 11/1/23 @ 100	6,611	6,668
Energy Transfer Operating LP, 4.20%, 9/15/23, Callable 8/15/23 @ 100	5,000	5,025
EnLink Midstream Partners LP, 4.40%, 4/1/24, Callable 1/1/24 @ 100	5,295	5,300
EQM Midstream Partners LP, 4.00%, 8/1/24, Callable 5/1/24 @ 100	3,753	3,644
EQT Corp., 6.62%, 2/1/25, Callable 1/1/25 @ 100	10,000	10,419
Exxon Mobil Corp., 2.99%, 3/19/25, Callable 2/19/25 @ 100 (c) (i)	5,000	4,979
Gray Oak Pipeline LLC, 2.00%, 9/15/23 (a)	8,334	8,152
Hess Midstream Operations LP, 5.63%, 2/15/26, Callable 9/6/22 @ 102.81 (a)	3,357	3,344
HF Sinclair Corp. 2.63%, 10/1/23 (a)	5,803	5,649
5.88%, 4/1/26, Callable 1/1/26 @ 100 (a)	6,990	7,161
Laredo Petroleum, Inc., 9.50%, 1/15/25, Callable 9/6/22 @ 104.75	3,000	3,075
Midwest Connector Capital Co. LLC, 3.90%, 4/1/24, Callable 3/1/24 @ 100 (a)	12,200	12,001
Murphy Oil Corp., 5.88%, 12/1/27, Callable 12/1/22 @ 102.94	13,000	12,868
Occidental Petroleum Corp., 5.88%, 9/1/25, Callable 6/1/25 @ 100	2,000	2,060

See notes to financial statements.

23

USAA Mutual Funds Trust USAA Short-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Ovintiv Exploration, Inc., 5.38%, 1/1/26, Callable 10/1/25 @ 100 (c)	$5,272	$5,375
Parsley Energy LLC/Parsley Finance Corp. 5.63%, 10/15/27, Callable 10/15/22 @ 102.81 (a) (c)	22,028	21,435
4.13%, 2/15/28, Callable 2/15/23 @ 102.06 (a)	8,699	8,292
PDC Energy, Inc. 6.13%, 9/15/24, Callable 9/6/22 @ 101.53	2,498	2,494
5.75%, 5/15/26, Callable 9/6/22 @ 102.88	4,002	3,894
Range Resources Corp., 5.00%, 3/15/23, Callable 12/15/22 @ 100	2,629	2,639
Rattler Midstream LP, 5.63%, 7/15/25, Callable 8/22/22 @ 102.81 (a)	2,500	2,552
SM Energy Co., 5.63%, 6/1/25, Callable 9/6/22 @ 100.94	5,000	4,924
Southwestern Energy Co., 5.95%, 1/23/25, Callable 10/23/24 @ 100	4,329	4,397
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 6.50%, 7/15/27, Callable 9/6/22 @ 104.88	7,772	7,999
Viper Energy Partners LP, 5.38%, 11/1/27, Callable 11/1/22 @ 102.69 (a)	6,350	6,240
Western Midstream Operating LP, 4.35%, 2/1/25, Callable 1/1/25 @ 100	11,953	11,731
WPX Energy, Inc., 8.25%, 8/1/23, Callable 6/1/23 @ 100	5,263	5,410
		233,570
Financials (12.1%):
Alexander Funding Trust, 1.84%, 11/15/23 (a)	6,895	6,606
AmTrust Financial Services, Inc., 6.13%, 8/15/23	7,342	7,259
Ares Capital Corp. 3.50%, 2/10/23, Callable 1/10/23 @ 100 (i)	2,309	2,300
3.25%, 7/15/25, Callable 6/15/25 @ 100	5,000	4,715
Assurant, Inc., 4.20%, 9/27/23, Callable 8/27/23 @ 100	3,800	3,806
Athene Global Funding, 1.20%, 10/13/23 (a)	5,000	4,831
Blackstone Private Credit Fund 1.75%, 9/15/24 (a)	3,500	3,191
2.35%, 11/22/24 (a)	5,000	4,605
4.70%, 3/24/25 (a)	2,000	1,937
2.63%, 12/15/26, Callable 11/15/26 @ 100 (a)	2,308	1,961
BMW US Capital LLC, 3.25%, 4/1/25 (a) (i)	2,000	1,989
Cadence Bancorp, 4.75% (LIBOR03M+303bps), 6/30/29, Callable 6/30/24 @ 100 (b)	10,000	9,967
Cadence Bank, 4.13% (LIBOR03M+247bps), 11/20/29, Callable 11/20/24 @ 100 (b)	9,196	9,045
CIT Group, Inc., 4.13% (H15T5Y+237bps), 11/13/29, Callable 11/13/24 @ 100 (b)	1,000	961
Citizens Financial Group, Inc., 4.15%, 9/28/22 (a)	1,283	1,285
DAE Funding LLC, 1.55%, 8/1/24, Callable 7/1/24 @ 100 (a)	1,250	1,171
Entergy Texas Restoration Funding II LLC, 3.05%, 12/15/28	1,333	1,313
F&G Global Funding, 5.15%, 7/7/25 (a)	2,000	2,019
First Citizens BancShares, Inc., 3.38% (SOFR+247bps), 3/15/30, Callable 3/15/25 @ 100 (b)	10,871	10,404
First Financial Bancorp, 5.13%, 8/25/25	9,000	8,827
First Horizon National Corp., 3.55%, 5/26/23, Callable 4/26/23 @ 100	5,000	4,985
FNB Corp., 2.20%, 2/24/23, Callable 1/24/23 @ 100	7,349	7,257
Ford Motor Credit Co. LLC 2.30%, 2/10/25, Callable 1/10/25 @ 100	5,000	4,685
3.38%, 11/13/25, Callable 10/13/25 @ 100	3,000	2,862

See notes to financial statements.

24

USAA Mutual Funds Trust USAA Short-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
FS KKR Capital Corp. 4.63%, 7/15/24, Callable 6/15/24 @ 100 (i)	$2,250	$2,248
1.65%, 10/12/24	5,119	4,748
4.25%, 2/14/25, Callable 1/14/25 @ 100 (a)	5,600	5,353
Fulton Financial Corp., 3.25% (SOFR+230bps), 3/15/30, Callable 3/15/25 @ 100 (b)	10,000	9,216
GA Global Funding Trust, 1.63%, 1/15/26 (a)	2,500	2,277
Genworth Holdings, Inc., 4.80%, 2/15/24	6,360	6,375
Glencore Funding LLC, 1.63%, 4/27/26, Callable 3/27/26 @ 100 (a)	5,000	4,504
Hilltop Holdings, Inc. 5.00%, 4/15/25, Callable 1/15/25 @ 100	5,000	5,076
5.75% (SOFR+568bps), 5/15/30, Callable 5/15/25 @ 100 (b)	5,000	5,006
Main Street Capital Corp. 5.20%, 5/1/24	11,700	11,766
3.00%, 7/14/26, Callable 6/14/26 @ 100	3,500	3,109
MB Financial Bank NA, 4.00% (LIBOR03M+187bps), 12/1/27, Callable 12/1/22 @ 100 (b)	3,000	2,969
Mobr-04 LLC (LOC — Compass Bank), 3.48%, 9/1/24 (c) (j)	3,050	3,050
New York Community Bancorp, Inc., 5.90% (LIBOR03M+278bps), 11/6/28, Callable 11/6/23 @ 100 (b)	8,242	8,268
Onemain Finance Corp., 8.25%, 10/1/23	1,055	1,075
OneMain Finance Corp., 5.63%, 3/15/23	1,000	1,001
OWL Rock Core Income Corp., 5.50%, 3/21/25 (a)	3,000	2,901
ProAssurance Corp., 5.30%, 11/15/23	14,000	13,988
Prudential Financial, Inc., 5.62% (LIBOR03M+392bps), 6/15/43, Callable 6/15/23 @ 100 (b)	5,373	5,355
Radian Group, Inc. 4.50%, 10/1/24, Callable 7/1/24 @ 100	6,349	6,268
6.63%, 3/15/25, Callable 9/15/24 @ 100	2,744	2,796
Regions Financial Corp., 5.75% (H15T5Y+543bps), Callable 6/15/25 @ 100 (b) (k)	3,000	3,062
Reliance Standard Life Global Funding II 3.85%, 9/19/23 (a)	5,000	5,005
2.75%, 5/7/25 (a)	5,000	4,828
RLI Corp., 4.88%, 9/15/23	3,000	3,020
SCE Recovery Funding LLC, 0.86%, 11/15/31	9,144	8,088
Signature Bank, 4.13% (LIBOR03M+256bps), 11/1/29, Callable 11/1/24 @ 100 (b)	11,650	11,400
Sixth Street Specialty Lending, Inc., 4.50%, 1/22/23, Callable 12/22/22 @ 100	4,500	4,486
StanCorp Financial Group, Inc., 5.00%, 8/15/22	14,299	14,311
Sterling Bancorp, 4.00% (SOFR+253bps), 12/30/29, Callable 12/30/24 @ 100 (b)	8,750	8,478
Synchrony Financial, 4.88%, 6/13/25, Callable 5/13/25 @ 100	2,000	1,994
Synovus Financial Corp., 5.90% (USSW5+338bps), 2/7/29, Callable 2/7/24 @ 100 (b)	2,000	1,952
Texas Capital Bancshares, Inc., 4.00% (H15T5Y+315bps), 5/6/31, Callable 5/6/26 @ 100 (b)	5,000	4,536
The Bank of New York Mellon Corp., 4.70% (H15T5Y+436bps), Callable 9/20/25 @ 100 (b) (k)	1,000	998
The Huntington National Bank, 5.50% (LIBOR03M+509bps), 5/6/30, Callable 5/6/25 @ 100 (b)	13,590	13,623

See notes to financial statements.

25

USAA Mutual Funds Trust USAA Short-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
TIAA FSB Holdings, Inc., 6.53% (LIBOR03M+470bps), 3/15/26, Callable 9/6/22 @ 100 (b)	$5,718	$5,807
Truist Financial Corp. 4.95% (H15T5Y+461bps), Callable 9/1/25 @ 100 (b) (k)	1,000	1,011
4.25%, 9/30/24	1,955	1,955
UMB Financial Corp., 3.70% (H15T5Y+344bps), 9/17/30, Callable 9/17/25 @ 100 (b)	6,500	6,195
United Financial Bancorp, Inc., 5.75%, 10/1/24	8,120	8,161
Webster Financial Corp., 4.38%, 2/15/24, Callable 1/16/24 @ 100	5,500	5,493
		329,733
Health Care (0.6%):
Fresenius U.S. Finance II, Inc., 4.50%, 1/15/23, Callable 10/17/22 @ 100 (a)	4,000	3,987
HCA, Inc., 7.50%, 12/15/23	2,131	2,225
Hikma Finance USA LLC, 3.25%, 7/9/25	10,000	9,457
		15,669
Industrials (3.6%):
Air Lease Corp., 2.25%, 1/15/23	5,000	4,960
American Airlines Pass Through Trust 4.38%, 4/1/24	2,893	2,869
4.40%, 3/22/25	6,008	5,660
4.38%, 12/15/25 (a)	4,293	3,910
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.50%, 4/20/26 (a)	5,000	4,931
Ashtead Capital, Inc., 4.38%, 8/15/27, Callable 8/22/22 @ 102.19 (a) (c)	11,245	10,724
Aviation Capital Group LLC, 5.50%, 12/15/24, Callable 11/15/24 @ 100 (a)	7,495	7,439
Continental Airlines Pass Through Trust, 4.00%, 10/29/24	9,153	8,710
Delta Air Lines Pass Through Trust, 2.00%, 12/10/29	4,402	4,091
Fluor Corp., 3.50%, 12/15/24, Callable 9/15/24 @ 100 (i)	6,000	5,869
Hillenbrand, Inc., 5.75%, 6/15/25, Callable 9/6/22 @ 102.88	1,000	1,020
Huntington Ingalls Industries, Inc., 0.67%, 8/16/23, Callable 8/16/22 @ 100	2,500	2,416
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.50%, 6/20/27, Callable 6/30/23 @ 103.25 (a) (c)	10,000	10,102
Spirit AeroSystems, Inc., 3.95%, 6/15/23, Callable 5/15/23 @ 100	1,181	1,135
Spirit Airlines Pass Through Trust, 4.45%, 4/1/24	10,854	10,343
TransDigm, Inc., 8.00%, 12/15/25, Callable 9/6/22 @ 104 (a) (c)	3,000	3,105
U.S. Airways Pass Through Trust, 3.95%, 11/15/25	3,371	3,007
United Airlines Pass Through Trust 4.63%, 3/3/24	2,626	2,594
4.15%, 10/11/25	4,733	4,556
4.88%, 7/15/27	819	773
		98,214
Information Technology (0.5%):
Global Payments, Inc. 3.75%, 6/1/23, Callable 3/1/23 @ 100	1,401	1,398
1.50%, 11/15/24, Callable 10/15/24 @ 100	3,000	2,830

See notes to financial statements.

26

USAA Mutual Funds Trust USAA Short-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Skyworks Solutions, Inc. 0.90%, 6/1/23, Callable 8/22/22 @ 100	$5,000	$4,882
1.80%, 6/1/26, Callable 5/1/26 @ 100	5,000	4,539
		13,649
Materials (1.8%):
Amcor Flexibles North America, Inc., 4.00%, 5/17/25, Callable 4/17/25 @ 100	1,000	996
Bayport Polymers LLC, 4.74%, 4/14/27, Callable 3/14/27 @ 100 (a)	3,000	2,951
Berry Global, Inc., 4.88%, 7/15/26, Callable 9/6/22 @ 102.44 (a) (c)	13,784	13,524
Celanese US Holdings LLC, 5.90%, 7/5/24	2,000	2,015
Commercial Metals Co., 4.88%, 5/15/23, Callable 2/15/23 @ 100 (i)	1,000	1,005
Freeport-McMoRan, Inc. 5.00%, 9/1/27, Callable 9/6/22 @ 102.5 (c)	11,808	11,745
4.38%, 8/1/28, Callable 8/1/23 @ 102.19	14,000	13,326
Nucor Corp., 3.95%, 5/23/25	2,000	2,025
Steel Dynamics, Inc., 5.00%, 12/15/26, Callable 9/6/22 @ 102.5	1,000	1,001
		48,588
Real Estate (2.8%):
American Tower Trust, 3.07%, 3/15/48, Callable 9/6/22 @ 100 (a)	3,760	3,740
Brandywine Operating Partnership LP, 3.95%, 2/15/23, Callable 11/15/22 @ 100	2,500	2,495
GLP Capital, LP GLP Financing II, Inc., 5.38%, 11/1/23, Callable 8/1/23 @ 100	6,000	5,985
LXP Industrial Trust, 4.40%, 6/15/24, Callable 3/15/24 @ 100 (i)	4,000	3,994
MPT Operating Partnership LP/MPT Finance Corp., 5.00%, 10/15/27, Callable 10/15/22 @ 102.5	21,401	20,600
Nationwide Health Properties, Inc., 6.90%, 10/1/37, (Put Date 10/1/27), MTN (l)	2,950	3,107
Newmark Group, Inc., 6.13%, 11/15/23, Callable 10/15/23 @ 100	14,000	14,147
Retail Opportunity Investments Partnership LP, 5.00%, 12/15/23, Callable 9/15/23 @ 100	700	700
SBA Tower Trust 2.84%, 1/15/25, Callable 1/15/24 @ 100 (a)	6,923	6,696
1.88%, 7/15/50, Callable 1/15/25 @ 100 (a)	3,500	3,179
SL Green Realty Corp., 4.50%, 12/1/22, Callable 9/1/22 @ 100 (i)	6,700	6,709
VICI Properties LP/VICI Note Co., Inc., 3.50%, 2/15/25, Callable 9/6/22 @ 101.75 (a)	4,136	3,928
		75,280
Utilities (1.2%):
Calpine Corp., 5.25%, 6/1/26, Callable 9/6/22 @ 101.75 (a)	984	987
National Fuel Gas Co., 5.50%, 1/15/26, Callable 12/15/25 @ 100	5,000	5,115
Sierra Pacific Power Co., 3.38%, 8/15/23, Callable 5/15/23 @ 100	4,299	4,297
Southern Power Co., 2.75%, 9/20/23, Callable 7/20/23 @ 100	9,500	9,397
System Energy Resources, Inc., 4.10%, 4/1/23, Callable 1/1/23 @ 100	3,630	3,635
Vistra Operations Co. LLC 3.55%, 7/15/24, Callable 6/15/24 @ 100 (a)	8,675	8,405
5.13%, 5/13/25 (a)	2,000	2,001
		33,837
Total Corporate Bonds (Cost $1,007,372)		972,650

See notes to financial statements.

27

USAA Mutual Funds Trust USAA Short-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Yankee Dollars (9.0%)
Communication Services (0.6%):
Bharti Airtel International Netherlands BV, 5.35%, 5/20/24 (a)	$8,000	$8,160
Telefonica Chile SA, 3.88%, 10/12/22 (a)	5,908	5,893
Videotron Ltd., 5.38%, 6/15/24, Callable 3/15/24 @ 100 (a)	2,688	2,704
		16,757
Consumer Discretionary (0.4%):
Nissan Motor Co. Ltd., 3.04%, 9/15/23 (a)	4,000	3,944
Stellantis NV, 5.25%, 4/15/23	6,352	6,377
		10,321
Consumer Staples (0.2%):
Imperial Brands Finance PLC, 4.25%, 7/21/25, Callable 4/21/25 @ 100 (a)	1,075	1,057
Leviathan Bond Ltd., 5.75%, 6/30/23, Callable 3/30/23 @ 100 (a)	4,500	4,525
		5,582
Energy (0.5%):
Galaxy Pipeline Assets Bidco Ltd. 1.75%, 9/30/27 (a)	2,230	2,110
2.16%, 3/31/34 (a)	721	629
Harbour Energy PLC, 5.50%, 10/15/26, Callable 10/15/23 @ 102.75 (a)	3,896	3,526
Lundin Energy Finance BV, 2.00%, 7/15/26, Callable 6/15/26 @ 100 (a)	5,000	4,552
Var Energi ASA, 5.00%, 5/18/27, Callable 4/18/27 @ 100 (a)	3,000	3,017
Woodside Finance Ltd., 3.65%, 3/5/25, Callable 12/5/24 @ 100 (a)	1,240	1,221
		15,055
Financials (4.1%):
Banco Santander Mexico SA Institucion de Banca Multiple Groupo Financiero Santander, 5.95% (H15T5Y+300bps), 10/1/28, Callable 10/1/23 @ 100 (a) (b)	5,130	5,109
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, 5.38%, 4/17/25 (a) (c)	15,085	15,347
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santander 4.13%, 11/9/22 (a)	5,704	5,716
5.95% (H15T5Y+300bps), 10/1/28, Callable 10/1/23 @ 100 (b)	4,199	4,170
Barclays Bank PLC, 7.63%, 11/21/22	11,220	11,312
Bat International Finance PLC, 4.45%, 3/16/28, Callable 2/16/28 @ 100	3,000	2,882
BAT International Finance PLC, 1.67%, 3/25/26, Callable 2/25/26 @ 100	6,000	5,434
BBVA Bancomer SA, 6.75%, 9/30/22 (a)	28,670	28,725
BBVA Bancomer SA Texas, 6.75%, 9/30/22	2,000	2,002
BP Capital Markets PLC, 4.38% (H15T5Y+404bps), Callable 6/22/25 @ 100 (b) (c) (k)	1,000	987
Phoenix Group Holdings PLC, 5.38%, 7/6/27, MTN	5,087	4,978
SA Global Sukuk Ltd., 0.95%, 6/17/24, Callable 5/17/24 @ 100 (a)	4,167	3,961
Santander UK Group Holdings PLC, 3.37% (LIBOR03M+108bps), 1/5/24, Callable 1/5/23 @ 100 (b)	5,000	4,977
Sompo International Holdings Ltd., 4.70%, 10/15/22	7,870	7,870
VEON Holdings BV, 5.95%, 2/13/23	10,000	8,050
		111,520

See notes to financial statements.

28

USAA Mutual Funds Trust USAA Short-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Industrials (2.0%):
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.15%, 2/15/24, Callable 1/15/24 @ 100	$5,000	$4,864
Air Canada Pass Through Trust 5.00%, 6/15/25 (a)	880	855
4.13%, 11/15/26 (a)	13,434	12,111
Aircastle Ltd. 4.40%, 9/25/23, Callable 8/25/23 @ 100	5,000	4,950
4.25%, 6/15/26, Callable 4/15/26 @ 100 (c)	5,000	4,687
Avolon Holdings Funding Ltd. 3.95%, 7/1/24, Callable 6/1/24 @ 100 (a)	5,000	4,804
2.88%, 2/15/25, Callable 1/15/25 @ 100 (a) (i)	10,000	9,270
2.13%, 2/21/26, Callable 1/21/26 @ 100 (a)	4,250	3,697
The Weir Group PLC, 2.20%, 5/13/26, Callable 4/13/26 @ 100 (a)	10,000	8,902
		54,140
Materials (1.2%):
Alcoa Nederland Holding BV, 5.50%, 12/15/27, Callable 6/15/23 @ 102.75 (a)	1,333	1,322
OCI NV, 4.63%, 10/15/25, Callable 10/15/22 @ 102.31 (a)	6,740	6,543
POSCO 2.38%, 1/17/23 (a)	9,574	9,529
4.38%, 8/4/25 (a) (d)	2,000	1,998
Syngenta Finance NV 4.44%, 4/24/23, Callable 3/24/23 @ 100 (a)	6,835	6,858
4.89%, 4/24/25, Callable 2/24/25 @ 100 (a)	4,789	4,802
West Fraser Timber Co. Ltd., 4.35%, 10/15/24, Callable 7/15/24 @ 100 (a)	2,000	1,999
		33,051
Utilities (0.0%): (m)
TransAlta Corp., 4.50%, 11/15/22, Callable 9/6/22 @ 100 (i)	1,252	1,251
Total Yankee Dollars (Cost $259,306)		247,677
Municipal Bonds (6.1%)
Alabama (0.2%):
City of Birmingham, GO, 0.86%, 3/1/24	1,585	1,526
The Water Works Board of The City of Birmingham Revenue 2.20%, 1/1/24	1,000	986
2.36%, 1/1/25	2,000	1,959
		4,471
Alaska (0.1%):
University of Alaska Revenue Series W, 1.70%, 10/1/22	900	898
Series W, 1.83%, 10/1/23	1,000	977
		1,875
Arizona (0.2%):
Arizona Board of Regents Certificate participation, 0.77%, 6/1/24	1,500	1,431
City of Phoenix Civic Improvement Corp. Revenue, 0.68%, 7/1/23	1,000	979
City of Tempe AZ Certificate participation, 0.62%, 7/1/24	2,500	2,373
		4,783

See notes to financial statements.

29

USAA Mutual Funds Trust USAA Short-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
California (0.4%):
California Statewide Communities Development Authority Revenue 1.03%, 4/1/24	$1,250	$1,196
1.31%, 4/1/25	915	857
2.15%, 11/15/30, Continuously Callable @100	4,670	4,223
California Statewide Communities Development Authority Revenue (NBGA — California Health Insurance Construction Loan Insurance Program), 2.05%, 8/1/30	2,790	2,590
Golden State Tobacco Securitization Corp. Revenue, 1.85%, 6/1/31	360	359
Sequoia Union High School District, GO, 1.74%, 7/1/25	1,250	1,193
		10,418
Colorado (0.2%):
City of Loveland Electric & Communications Enterprise Revenue, 2.97%, 12/1/24	2,280	2,261
Colorado Health Facilities Authority Revenue Series B, 2.24%, 11/1/22	530	529
Series B, 2.40%, 11/1/23	1,250	1,232
Series B, 2.50%, 11/1/24	1,250	1,217
Series B, 2.80%, 12/1/26	700	666
Park Creek Metropolitan District Revenue, Series B, 2.53%, 12/1/24	500	492
		6,397
Florida (0.4%):
City of Gainesville Florida Revenue 0.64%, 10/1/22	800	797
0.82%, 10/1/23	750	726
County of Lee Florida Water & Sewer Revenue, 2.01%, 10/1/24	1,360	1,318
Hillsborough County IDA Revenue 2.01%, 8/1/24	5,000	4,863
2.16%, 8/1/25	2,910	2,798
		10,502
Georgia (0.2%):
Athens Housing Authority Revenue 2.13%, 12/1/24	1,850	1,795
2.32%, 12/1/25	3,215	3,092
Municipal Electric Authority of Georgia Revenue, Series B, 1.58%, 1/1/26	1,000	921
		5,808
Guam (0.0%): (m)
Antonio B Won Pat International Airport Authority Revenue, Series A, 2.70%, 10/1/26	610	559
Illinois (0.4%):
Chicago O'Hare International Airport Revenue, Series D, 0.96%, 1/1/23	835	827
Chicago Transit Authority Sales Tax Receipts Fund Revenue Series B, 1.71%, 12/1/22	1,000	995
Series B, 1.84%, 12/1/23	1,500	1,466
Illinois Finance Authority Revenue, 2.11%, 5/15/26	1,000	925
State of Illinois Sales Tax Revenue Series B, 0.91%, 6/15/24	3,500	3,303
Series B, 1.25%, 6/15/25	2,500	2,302
		9,818

See notes to financial statements.

30

USAA Mutual Funds Trust USAA Short-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Indiana (0.2%):
Indiana Finance Authority Revenue 2.66%, 3/1/25	$1,675	$1,638
2.76%, 3/1/26	1,850	1,796
Series B, 1.67%, 11/15/22	300	297
Series B, 1.99%, 11/15/24	350	327
Series B, 2.45%, 11/15/25	360	330
Lake Central Multi-District School Building Corp. Revenue 0.67%, 1/15/23	500	494
0.85%, 1/15/24	1,275	1,227
		6,109
Kansas (0.0%): (m)
Wyandotte County-Kansas City Unified Government Utility System Revenue, Series B, 1.13%, 9/1/24	1,000	955
Kentucky (0.0%): (m)
County of Warren Revenue, 1.07%, 4/1/26	1,385	1,260
Maryland (0.6%):
County of Howard, GO, Series C, 1.22%, 8/15/22	960	960
Maryland Health & Higher Educational Facilities Authority Revenue 0.89%, 1/1/23	1,700	1,677
1.23%, 1/1/24	5,185	4,955
1.81%, 1/1/25	2,780	2,608
1.89%, 1/1/26	4,135	3,783
Maryland Stadium Authority Revenue Series C, 1.13%, 5/1/23	1,535	1,511
Series C, 1.32%, 5/1/24	1,000	966
		16,460
Michigan (0.3%):
Ecorse Public School District, GO 2.00%, 5/1/24	1,250	1,222
2.09%, 5/1/25	2,200	2,128
Michigan Finance Authority Revenue 2.21%, 12/1/23	1,565	1,545
2.31%, 12/1/24	895	876
Series A-1, 2.33%, 6/1/30	2,489	2,324
Ypsilanti School District, GO, 2.02%, 5/1/25	575	548
		8,643
Minnesota (0.1%):
Western Minnesota Municipal Power Agency Revenue Series A, 2.28%, 1/1/25	1,000	971
Series A, 2.38%, 1/1/26	1,000	961
		1,932
Missouri (0.2%):
Bi-State Development Agency of the Missouri-Illinois Metropolitan District Revenue Series B, 1.02%, 10/1/23	2,000	1,948
Series B, 1.22%, 10/1/24	1,250	1,194

See notes to financial statements.

31

USAA Mutual Funds Trust USAA Short-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Missouri State Environmental Improvement & Energy Resources Authority Revenue, Series B, 0.70%, 1/1/24	$2,640	$2,549
		5,691
Nebraska (0.1%):
Nebraska Cooperative Republican Platte Enhancement Project Revenue, Series B, 0.83%, 12/15/22	1,000	992
Papio-Missouri River Natural Resource District Special Tax, 2.09%, 12/15/24, Continuously Callable @100	900	877
		1,869
New Jersey (0.3%):
Franklin Township Board of Education/Somerset County, GO, 0.65%, 2/1/24	655	628
North Hudson Sewerage Authority Revenue 2.43%, 6/1/24	1,200	1,168
2.59%, 6/1/25	1,000	963
South Jersey Transportation Authority Revenue Series B, 2.10%, 11/1/24	1,750	1,682
Series B, 2.20%, 11/1/25	3,515	3,324
		7,765
New York (0.2%):
Buffalo & Erie County Industrial Land Development Corp. Revenue, Series B, 3.35%, 11/1/25	1,235	1,207
Long Island Power Authority Revenue, Series C, 0.76%, 3/1/23, Continuously Callable @100	500	493
New York City Housing Development Corp. Revenue, 2.32%, 1/1/23	1,760	1,754
New York State Dormitory Authority Revenue, Series C, 0.89%, 3/15/25	2,000	1,879
New York State Thruway Authority Revenue, Series M, 2.26%, 1/1/25	1,000	974
		6,307
North Carolina (0.0%): (m)
North Carolina Capital Facilities Finance Agency Revenue, Series B, 0.88%, 10/1/22	700	697
Oklahoma (0.0%): (m)
Oklahoma Turnpike Authority Revenue, Series B, 0.63%, 1/1/23	560	555
Oregon (0.1%):
Medford Hospital Facilities Authority Revenue Series B, 1.65%, 8/15/22	500	500
Series B, 1.73%, 8/15/23	1,400	1,374
Series B, 1.83%, 8/15/24	1,700	1,638
		3,512
Pennsylvania (0.7%):
City of Pittsburgh PA, GO, Series B, 0.84%, 9/1/24	1,715	1,630
County of Bucks PA, GO, 0.98%, 6/1/24	2,025	1,938
Montgomery County IDA Revenue Series D, 2.45%, 11/15/23	1,250	1,203
Series D, 2.60%, 11/15/24	4,050	3,793
Scranton School District, GO
Series A, 3.15%, 6/15/34, (Put Date 6/15/24) (a) (l)	2,805	2,794
Series B, 3.15%, 6/15/34, (Put Date 6/15/24) (a) (l)	1,415	1,409

See notes to financial statements.

32

USAA Mutual Funds Trust USAA Short-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Scranton School District, GO (INS — Build America Mutual Assurance Co.) 2.60%, 4/1/24	$1,730	$1,711
2.72%, 4/1/25	900	885
2.82%, 4/1/26	1,000	980
State Public School Building Authority Revenue, 2.75%, 4/1/25	1,500	1,458
		17,801
South Dakota (0.1%):
South Dakota Health & Educational Facilities Authority Revenue Series B, 2.31%, 7/1/23	1,500	1,486
Series B, 2.38%, 7/1/24	1,350	1,320
		2,806
Texas (0.5%):
Central Texas Regional Mobility Authority Revenue Series C, 1.45%, 1/1/25	400	378
Series D, 1.65%, 1/1/24	500	484
Series D, 1.80%, 1/1/25	750	711
City of Lubbock Water & Wastewater System Revenue, 2.06%, 2/15/25	5,000	4,852
City of San Antonio TX Electric & Gas Systems Revenue, 2.41%, 2/1/23	800	796
Dallas/Fort Worth International Airport Revenue Series C, 1.04%, 11/1/23	500	486
Series C, 1.23%, 11/1/24	750	715
Denton Independent School District, GO, Series A, 3.15%, 8/15/24	1,000	938
Harris County Cultural Education Facilities Finance Corp. Revenue, Series B, 2.47%, 5/15/25	1,000	972
San Antonio Education Facilities Corp. Revenue 1.74%, 4/1/25	505	472
1.99%, 4/1/26	860	788
2.19%, 4/1/27	525	473
Tarrant County Cultural Education Facilities Finance Corp. Revenue, 0.92%, 9/1/22	655	654
		12,719
Virginia (0.5%):
County of Arlington, GO, Series B, 0.64%, 8/1/24 (c)	3,000	2,853
Virginia Small Business Financing Authority Revenue, 2.25%, 7/1/50, (Put Date 12/29/22) (a) (l)	11,000	10,920
		13,773
Wisconsin (0.1%):
Public Finance Authority Revenue Series S, 0.81%, 2/1/23	750	737
Series S, 1.14%, 2/1/24	1,445	1,376
Series S, 1.48%, 2/1/25	820	761
State of Wisconsin Revenue, Series A, 2.10%, 5/1/26	1,000	952
		3,826
Total Municipal Bonds (Cost $173,770)		167,311

See notes to financial statements.

33

USAA Mutual Funds Trust USAA Short-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
U.S. Government Agency Mortgages (0.3%)
Federal Home Loan Mortgage Corp. 2.14% (LIBOR12M+163bps), 4/1/35 (b)	$125	$124
Federal National Mortgage Association 6.00%, 10/1/22 – 7/1/23	19	19
5.50%, 2/1/23 – 6/1/24	53	53
4.50%, 5/1/23 – 2/1/24	13	13
5.00%, 6/1/23 – 2/1/24	39	39
2.50%, 4/1/27 – 8/1/27	6,411	6,360
Series 2012-104, Class HC, 1.25%, 9/25/27	812	786
		7,270
		7,394
Total U.S. Government Agency Mortgages (Cost $7,483)		7,394
U.S. Treasury Obligations (0.9%)
U S Treasury Notes, 2.50%, 5/31/24	3,000	2,977
U.S. Treasury Notes 0.13%, 8/31/23	5,000	4,849
0.38%, 7/15/24	5,000	4,762
0.38%, 8/15/24	13,000	12,352
Total U.S. Treasury Obligations (Cost $25,942)		24,940
Commercial Paper (11.6%) (n)
Autonation, Inc., 8.29%, 8/1/22 (a)	2,500	2,499
Aviation Capital Group LLC, 4.88%, 8/2/22 (a)	19,500	19,495
Can Pacific Railway, 7.56%, 8/1/22 (a)	18,700	18,696
Canadian Nat RES, 3.47%, 8/9/22 (a)	15,000	14,987
ConAgra Brands, Inc., 3.11%, 8/18/22 (a)	11,300	11,283
Constellation Brands, Inc. 5.54%, 8/2/22 (a)	11,000	10,997
3.89%, 8/5/22 (a)	16,000	15,991
Crown Castle International Corp. 5.54%, 8/2/22 (a)	500	500
4.62%, 8/3/22 (a)	14,400	14,394
4.17%, 8/4/22 (a)	1,515	1,514
3.14%, 8/16/22 (a)	2,800	2,796
3.11%, 8/18/22 (a)	4,800	4,793
Crown Castle, Inc., 3.41%, 8/9/22 (a)	3,000	2,998
Equifax, Inc., 7.56%, 8/1/22 (a)	17,000	16,997
FMC Corp. 8.46%, 8/1/22 (a)	10,300	10,298
4.73%, 8/3/22 (a)	4,900	4,898
3.25%, 8/17/22 (a)	6,800	6,790
3.22%, 8/19/22 (a)	5,000	4,991

See notes to financial statements.

34

USAA Mutual Funds Trust USAA Short-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Jabil, Inc. 3.05%, 8/1/22 (a)	$7,000	$6,998
5.86%, 8/2/22 (a)	6,800	6,798
3.54%, 8/10/22 (a)	3,250	3,247
3.48%, 8/11/22 (a)	9,900	9,889
Molson Coors Brewing 4.23%, 8/3/22 (a)	7,000	6,997
3.21%, 8/8/22 (a)	20,000	19,986
One Gas, Inc. 4.29%, 8/3/22 (a)	4,800	4,798
3.88%, 8/4/22 (a)	4,500	4,498
ONEOK, Inc. 5.08%, 8/2/22 (a)	1,500	1,500
3.18%, 8/8/22 (a)	13,000	12,991
3.12%, 8/9/22 (a)	12,400	12,390
The Williams Cos., Inc., 3.82%, 8/4/22 (a)	11,000	10,995
TransCanada PipeLines Ltd., 3.82%, 8/4/22 (a)	25,000	24,989
Viatris, Inc. 3.14%, 8/16/22 (a)	10,300	10,285
3.12%, 8/17/22 (a)	16,500	16,476
Total Commercial Paper (Cost $317,820)		317,754
Collateral for Securities Loaned (1.0%)^
HSBC U.S. Government Money Market Fund, I Shares, 2.15% (o)	27,149,173	27,149
Total Collateral for Securities Loaned (Cost $27,149)		27,149
Total Investments (Cost $2,833,149) — 100.2%		2,741,210
Liabilities in excess of other assets — (0.2)%		(5,828)
NET ASSETS — 100.00%		$2,735,382

At July 31, 2022, the Fund's investments in foreign securities were 12.7% of net assets.

^  Purchased with cash collateral from securities on loan.

(a)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid (unless otherwise noted as illiquid) based upon procedures approved by the Board of Trustees. As of July 31, 2022, the fair value of these securities was $1,595,028 thousands and amounted to 58.3% of net assets.

(b)  Variable or Floating-Rate Security. Rate disclosed is as of July 31, 2022.

(c)  All or a portion of this security has been segregated as collateral for securities purchased on a delayed-delivery and/or when-issued basis.

(d)  Security or portion of security purchased on a delayed-delivery and/or when-issued basis.

(e)  The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate disclosed is the rate in effect at July 31, 2022.

(f)  Security is interest only.

(g)  Rounds to less than $1 thousand.

See notes to financial statements.

35

USAA Mutual Funds Trust USAA Short-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2022

(h)  The rates for this senior secured loan will be known on settlement date of the loan, subsequent to this report date. Senior secured loans have rates that will fluctuate over time in line with prevailing interest rates.

(i)  All or a portion of this security is on loan.

(j)  Variable Rate Demand Notes that provide the rights to sell the security at face value on either that day or within the rate-reset period. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description.

(k)  Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

(l)  Put Bond.

(m)  Amount represents less than 0.05% of net assets.

(n)  Rate represents the effective yield at July 31, 2022.

(o)  Rate disclosed is the daily yield on July 31, 2022.

bps — Basis points

Continuously callable — Investment is continuously callable or will be continuously callable on any date after the first call date until its maturity.

GO — General Obligation

H15T5Y — 5 Year Treasury Constant Maturity Rate

IDA — Industrial Development Authority

LIBOR — London Interbank Offered Rate

LIBOR01M — 1 Month US Dollar LIBOR, rate disclosed as of July 31, 2022, based on the last reset date of the security

LIBOR03M — 3 Month US Dollar LIBOR, rate disclosed as of July 31, 2022, based on the last reset date of the security

LIBOR12M — 12 Month US Dollar LIBOR, rate disclosed as of July 31, 2022, based on the last reset date of the security

LLC — Limited Liability Company

LOC — Letter of Credit

LP — Limited Partnership

MTN — Medium Term Note

PLC — Public Limited Company

SOFR — Secured Overnight Financing Rate

TSFR — Term SOFR

TSFR1M — 1 month Term SOFR, rate disclosed as of July 31, 2022.

US0001M — 1 Month US Dollar LIBOR, rate disclosed as of July 31, 2022, based on the last reset date of the security

See notes to financial statements.

36

USAA Mutual Funds Trust USAA Short-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2022

USSW5 — USD 5 Year Swap Rate, rate disclosed as of July 31, 2022.

Credit Enhancements — Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

INS  Principal and interest payments are insured by the name listed. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

LOC  Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

NBGA  Principal and interest payments or, under certain circumstances, underlying mortgages are guaranteed by a nonbank guarantee agreement from the name listed.

See notes to financial statements.

37

USAA Mutual Funds Trust	Statement of Assets and Liabilities July 31, 2022

(Amounts in Thousands, Except Per Share Amounts)

	USAA Short-Term Bond Fund
Assets:
Investments, at value (Cost $2,833,149)	$2,741,210	(a)
Cash	7,683
Deposit with broker for futures contracts	1,728
Receivables:
Interest and dividends	17,346
Capital shares issued	10,569
Investments sold	17,267
From Adviser	1
Prepaid expenses	43
Total Assets	2,795,847
Liabilities:
Payables:
Collateral received on loaned securities	27,149
Distributions	117
Payable for foreign currency	—	(b)
Investments purchased	29,255
Capital shares redeemed	2,684
Accrued expenses and other payables:
Investment advisory fees	581
Administration fees	265
Custodian fees	27
Transfer agent fees	259
Compliance fees	2
Trustees' fees	2
12b-1 fees	2
Other accrued expenses	122
Total Liabilities	60,465
Net Assets:
Capital	2,834,584
Total accumulated earnings/(loss)	(99,202)
Net Assets	$2,735,382
Net Assets
Fund Shares	$927,583
Institutional Shares	1,681,332
Class A	15,489
R6 Shares	110,978
Total	$2,735,382
Shares (unlimited number of shares authorized with no par value):
Fund Shares	105,112
Institutional Shares	190,635
Class A	1,755
R6 Shares	12,569
Total	310,071
Net asset value, offering and redemption price per share: (c)
Fund Shares	$8.82
Institutional Shares	8.82
Class A	8.82
R6 Shares	8.83
Maximum Sales Charge — Class A	2.25%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A	$9.03

(a)  Includes $26,327 thousand of securities on loan.

(b)  Rounds to less than $1 thousand.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

38

USAA Mutual Funds Trust	Statement of Operations For the Year Ended July 31, 2022

(Amounts in Thousands)

USAA Short-Term Bond Fund
Investment Income:
Dividends	$384
Interest	71,569
Securities lending (net of fees)	98
Total Income	72,051
Expenses:
Investment advisory fees	7,277
Administration fees — Fund Shares	1,474
Administration fees — Institutional Shares	1,851
Administration fees — Class A	22
Administration fees — R6 Shares	30
Sub-Administration fees	28
12b-1 fees — Class A	37
Custodian fees	172
Transfer agent fees — Fund Shares	1,270
Transfer agent fees — Institutional Shares	1,851
Transfer agent fees — Class A	15
Transfer agent fees — R6 Shares	6
Trustees' fees	50
Compliance fees	21
Legal and audit fees	65
State registration and filing fees	124
Other expenses	353
Recoupment of prior expenses waived/reimbursed by Adviser	16
Total Expenses	14,662
Expenses waived/reimbursed by Adviser	(19)
Net Expenses	14,643
Net Investment Income (Loss)	57,408
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities and foreign currency translations	2,403
Net realized gains (losses) from futures contracts	(335)
Net change in unrealized appreciation/depreciation on investment securities and foreign currency transactions	(149,119)
Net change in unrealized appreciation/depreciation on futures contracts	(58)
Net realized/unrealized gains (losses) on investments	(147,109)
Change in net assets resulting from operations	$(89,701)

See notes to financial statements.

39

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Short-Term Bond Fund
	Year Ended July 31, 2022	Year Ended July 31, 2021
From Investments:
Operations:
Net Investment Income (Loss)	$57,408	$72,387
Net realized gains (losses)	2,068	13,010
Net change in unrealized appreciation/depreciation	(149,177)	18,274
Change in net assets resulting from operations	(89,701)	103,671
Distributions to Shareholders:
Fund Shares	(25,749)	(29,772)
Institutional Shares	(49,351)	(54,924)
Class A	(355)	(289)
R6 Shares	(1,535)	(261)
Change in net assets resulting from distributions to shareholders	(76,990)	(85,246)
Change in net assets resulting from capital transactions	(161,391)	207,249
Change in net assets	(328,082)	225,674
Net Assets:
Beginning of period	3,063,464	2,837,790
End of period	$2,735,382	$3,063,464
Capital Transactions:
Fund Shares
Proceeds from shares issued	$199,454	$170,607
Distributions reinvested	25,206	29,052
Cost of shares redeemed	(254,707)	(231,904)
Total Fund Shares	$(30,047)	$(32,245)
Institutional Shares
Proceeds from shares issued	$585,031	$451,265
Distributions reinvested	48,501	54,444
Cost of shares redeemed	(867,535)	(275,046)
Total Institutional Shares	$(234,003)	$230,663
Class A
Proceeds from shares issued	$9,789	$9,052
Distributions reinvested	324	162
Cost of shares redeemed	(5,790)	(8,489)
Total Class A	$4,323	$725
R6 Shares
Proceeds from shares issued	$128,820	$14,200
Distributions reinvested	1,535	145
Cost of shares redeemed	(32,019)	(6,239)
Total R6 Shares	$98,336	$8,106
Change in net assets resulting from capital transactions	$(161,391)	$207,249

(continues on next page)

See notes to financial statements.

40

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	USAA Short-Term Bond Fund
	Year Ended July 31, 2022	Year Ended July 31, 2021
Share Transactions:
Fund Shares
Issued	21,926	18,265
Reinvested	2,769	3,111
Redeemed	(28,109)	(24,827)
Total Fund Shares	(3,414)	(3,451)
Institutional Shares
Issued	63,496	48,331
Reinvested	5,329	5,833
Redeemed	(94,288)	(29,468)
Total Institutional Shares	(25,463)	24,696
Class A
Issued	1,078	969
Reinvested	36	17
Redeemed	(645)	(909)
Total Class A	469	77
R6 Shares
Issued	14,258	1,519
Reinvested	171	15
Redeemed	(3,581)	(668)
Total R6 Shares	10,848	866
Change in Shares	(17,560)	22,188

See notes to financial statements.

41

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses)	Total from Investment Activities	Net Investment Income	Net Realized Gains From Investments
USAA Short-Term Bond Fund
Fund Shares
Year Ended July 31: 2022	$9.35	0.17	(f)	(0.46)	(0.29)	(0.19)	(0.05)
2021	$9.29	0.23	(f)	0.10	0.33	(0.23)	(0.04)
2020	$9.21	0.26	(f)	0.08	0.34	(0.26)	—	(g)
2019	$9.06	0.24		0.15	0.39	(0.24)	—	(g)
2018	$9.21	0.20		(0.15)	0.05	(0.20)	—	(g)
Institutional Shares
Year Ended July 31: 2022	$9.35	0.18	(f)	(0.46)	(0.28)	(0.20)	(0.05)
2021	$9.29	0.23	(f)	0.11	0.34	(0.24)	(0.04)
2020	$9.20	0.27	(f)	0.09	0.36	(0.27)	—	(g)
2019	$9.06	0.25		0.14	0.39	(0.25)	—	(g)
2018	$9.21	0.21		(0.15)	0.06	(0.21)	—	(g)
Class A
Year Ended July 31: 2022	$9.35	0.16	(f)	(0.47)	(0.31)	(0.17)	(0.05)
2021	$9.29	0.21	(f)	0.10	0.31	(0.21)	(0.04)
2020	$9.21	0.24	(f)	0.08	0.32	(0.24)	—	(g)
2019	$9.06	0.22		0.15	0.37	(0.22)	—	(g)
2018	$9.21	0.18		(0.15)	0.03	(0.18)	—	(g)
R6 Shares
Year Ended July 31: 2022	$9.36	0.20	(f)	(0.47)	(0.27)	(0.21)	(0.05)
2021	$9.30	0.23	(f)	0.11	0.34	(0.24)	(0.04)
2020	$9.21	0.27	(f)	0.09	0.36	(0.27)	—	(g)
2019	$9.07	0.26		0.14	0.40	(0.26)	—	(g)
2018	$9.21	0.22		(0.14)	0.08	(0.22)	—	(g)

(a)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

(b)  From the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(c)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019 and in effect through November 30, 2023, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 5 of the accompanying Notes to Financial Statements.

(d)  Does not include acquired fund fees and expenses, if any.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(f)  Per share net investment income (loss) has been calculated using the average daily shares method.

(g)  Amount is less than $0.005 per share.

See notes to financial statements.

42

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(a)	Net Expenses(b)(c)(d)	Net Investment Income (Loss)	Gross Expenses(d)	Net Assets, End of Period (000's)	Portfolio Turnover(e)
USAA Short-Term Bond Fund
Fund Shares
Year Ended July 31: 2022	(0.24)	$8.82	(3.18)%	0.56%	1.92%	0.56%	$927,583	49%
2021	(0.27)	$9.35	3.60%	0.54%	2.44%	0.54%	$1,015,085	62%
2020	(0.26)	$9.29	3.79%	0.52%	2.82%	0.52%	$1,040,688	66%
2019	(0.24)	$9.21	4.43%	0.57%	2.68%	0.57%	$1,167,973	48%
2018	(0.20)	$9.06	0.54%	0.59%	2.18%	0.59%	$1,188,259	39%
Institutional Shares
Year Ended July 31: 2022	(0.25)	$8.82	(3.09)%	0.48%	2.00%	0.48%	$1,681,332	49%
2021	(0.28)	$9.35	3.68%	0.46%	2.51%	0.46%	$2,020,237	62%
2020	(0.27)	$9.29	4.01%	0.42%	2.92%	0.42%	$1,777,916	66%
2019	(0.25)	$9.20	4.42%	0.47%	2.78%	0.47%	$1,822,756	48%
2018	(0.21)	$9.06	0.65%	0.48%	2.29%	0.48%	$2,025,651	39%
Class A
Year Ended July 31: 2022	(0.22)	$8.82	(3.37)%	0.76%	1.73%	0.89%	$15,489	49%
2021	(0.25)	$9.35	3.38%	0.74%	2.24%	1.03%	$12,031	62%
2020	(0.24)	$9.29	3.58%	0.73%	2.61%	0.74%	$11,236	66%
2019	(0.22)	$9.21	4.17%	0.82%	2.43%	0.82%	$15,222	48%
2018	(0.18)	$9.06	0.38%	0.74%	2.02%	0.74%	$23,030	39%
R6 Shares
Year Ended July 31: 2022	(0.26)	$8.83	(2.98)%	0.36%	2.20%	0.36%	$110,978	49%
2021	(0.28)	$9.36	3.71%	0.42%	2.50%	0.49%	$16,111	62%
2020	(0.27)	$9.30	4.04%	0.39%	2.96%	0.45%	$7,950	66%
2019	(0.26)	$9.21	4.50%	0.39%	2.86%	0.71%	$5,456	48%
2018	(0.22)	$9.07	0.85%	0.39%	2.38%	0.67%	$5,142	39%

See notes to financial statements.

43

USAA Mutual Funds Trust	Notes to Financial Statements July 31, 2022

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 45 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Short-Term Bond Fund (the "Fund"). The Fund offers four classes of shares: Fund Shares, Institutional Shares, Class A, and R6 Shares. The Fund is classified as diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges, except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

Victory Capital Management Inc. ("VCM" or the "Adviser") has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees' (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

44

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies, other than ETFs, are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities are valued each business day by a pricing service approved by the Board. The approved pricing service uses the evaluated bid or the last sale price to value securities. Debt obligations maturing within 60 days may be valued at amortized cost, provided that the amortized cost represents the fair value of such securities. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of July 31, 2022, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$771,968	$—	$771,968
Collateralized Mortgage Obligations	—	174,017	—	174,017
Preferred Stocks	5,466	—	—	5,466
Senior Secured Loans	—	24,884	—	24,884
Corporate Bonds	—	972,650	—	972,650
Yankee Dollars	—	247,677	—	247,677
Municipal Bonds	—	167,311	—	167,311
U.S. Government Agency Mortgages	—	7,394	—	7,394
U.S. Treasury Obligations	—	24,940	—	24,940
Commercial Paper	—	317,754	—	317,754
Collateral for Securities Loaned	27,149	—	—	27,149
Total	$32,615	$2,708,595	$—	$2,741,210

For the year ended July 31, 2022, there were no transfers into/out of Level 3.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

45

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

Investment Companies:

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Securities Purchased on a Delayed-Delivery or When-Issued Basis:

The Fund may purchase securities on a delayed-delivery or when-issued basis. Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis, or for delayed draws on loans can take place a month or more after the trade date. At the time the Fund makes the commitment to purchase a security on a delayed-delivery or when-issued basis, the Fund records the transaction and reflects the value of the security in determining NAV. No interest accrues to the Fund until the transaction settles and payment takes place. A segregated account is established and the Fund maintains cash and/or marketable securities at least equal in value to commitments for delayed-delivery or when-issued securities. If the Fund owns delayed-delivery or when-issued securities, these values are included in Payables for Investments purchased on the accompanying Statement of Assets and Liabilities and the segregated assets are identified on the Schedule of Portfolio Investments.

Municipal Obligations:

The values of municipal obligations can fluctuate and may be affected by adverse tax, legislative, or political changes, and by financial developments affecting municipal issuers. Payments of municipal obligations may depend on a relatively limited source of revenue, resulting in greater credit risk. Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations.

Mortgage- and Asset-Backed Securities:

The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The values of mortgage- and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market's perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as "Ginnie Mae"), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as "Fannie Mae" and "Freddie Mac," respectively), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

Leveraged Loans:

The Fund may invest in leveraged loans, a type of bank loan. Leveraged loans are adjustable-rate bank loans made to companies rated below investment grade. The interest rates on leveraged loans are reset periodically based upon the fluctuations of a base interest rate such as London Interbank Offered Rate ("LIBOR") and a "spread" above that base interest rate that represents a risk premium to the lending banks and/or other participating investors. Many bank loans bear an adjustable rate of interest; however, leveraged loans provide for a greater "spread" over the base interest rate than other bank loans because they are considered to represent a greater credit risk. Because they are perceived to represent a greater credit risk, leveraged loans possess certain attributes that are similar to high-yield securities. However, because they are often secured by collateral of the borrower, leveraged loans possess certain attributes that are similar to other bank loans.

46

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

Below-Investment-Grade Securities:

The Fund may invest in below-investment-grade securities (i.e., lower-quality, "junk" debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment-grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about their issuers, the market and the economy in general, than higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

Derivative Instruments:

Futures Contracts:

The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. The Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions. The collateral held by the Fund is presented on the Statement of Assets and Liabilities under Deposit with broker for futures contracts. The Fund did not hold futures contracts as of July 31, 2022.

During the year ended July 31, 2022, the Fund entered into futures contracts primarily for the strategy of hedging or other purposes, including but not limited to, providing liquidity and equitizing cash.

Summary of Derivative Instruments:

The following table presents the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended July 31, 2022 (amounts in thousands):

	Net Realized Gains (Losses) on Derivatives Recognized as a Result of Operations	Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
	Net Realized Gains (Losses) from Futures Contracts	Net Change in Unrealized Appreciation/Depreciation on Futures Contracts
Interest Rate Risk Exposure	$(335)	$(58)

There were no open derivative positions at year end and the Fund did not have significant derivative activity during the year.

47

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis. Paydown gains or losses on applicable securities, if any, are recorded as components of Interest income on the Statement of Operations.

The Fund may receive other income from investments in loan assignments and/or unfunded commitments, including amendment fees, consent fees, and commitment fees. These fees are recorded as income when received. These amounts, if received, are included in Interest income on the Statement of Operations.

Securities Lending:

The Fund, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Fund's Schedule of Portfolio Investments. The Fund effectively does not have control of the non-cash collateral and therefore it is not disclosed on the Fund's Schedule of Portfolio Investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or repledged, except to satisfy borrower default.

The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of July 31, 2022.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$26,327	$—	$27,149

Foreign Currency Translations:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on

48

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations on the Statement of Operations. Any realized gains or losses from these fluctuations are disclosed as Net realized gains (losses) from investment securities and foreign currency transactions on the Statement of Operations.

Federal Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of July 31.

For the year ended July 31, 2022, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, printing fees, and 12b-1 fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in cross-trades, which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended July 31, 2022, the Fund engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses) (amounts in thousands):

Purchases	Sales	Net Realized Gains (Losses)
$7,076	$2,000	$—

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended July 31, 2022, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities		U.S. Government Securities
Purchases	Sales	Purchases	Sales
$1,264,820	$1,648,064	$52,869	$32,573

49

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

4. Affiliated Fund Ownership:

The Fund offers its shares for investment by other USAA Mutual Funds. The fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control, and the affiliated fund-of-funds' annual and semi-annual reports may be viewed at www.vcm.com. As of July 31, 2022, certain fund-of-funds owned total outstanding shares of the Fund as follows:

Affiliated USAA Mutual Funds	Ownership %
USAA Cornerstone Conservative Fund	0.2
USAA Target Retirement Income Fund	4.1
USAA Target Retirement 2030 Fund	2.2
USAA Target Retirement 2040 Fund	0.8
USAA Target Retirement 2050 Fund	0.1
USAA Target Retirement 2060 Fund	0.0	*

*  Amount is less than 0.05%.

5. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.20% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the year ended July 31, 2022, are reflected on the Statement of Operations as Investment advisory fees.

The performance adjustment for each share class is accrued daily and calculated monthly by comparing the respective class' performance to that of the Lipper Short Investment Grade Debt Funds Index. The Lipper Short Investment Grade Debt Funds Index tracks the total return performance of the largest funds within the Lipper Short Investment Grade Debt Funds category.

The performance period for each share class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)
+/- 20 to 50	+/- 4
+/- 51 to 100	+/- 5
+/- 101 and greater	+/- 6

(a) Based on the difference between the average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of the respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Short Investment Grade Debt Funds Index over that period, even if the class has overall negative returns during the performance period.

50

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

For the period August 1, 2021, to July 31, 2022, performance adjustments were $521, $928, $5, and $7 for Fund Shares, Institutional Shares, Class A, and R6 Shares, in thousands, respectively. Performance adjustments were 0.05%, 0.05%, 0.03%, and 0.01% for Fund Shares, Institutional Shares, Class A, and R6 Shares, respectively. The performance adjustment rate included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36 month performance periods.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019, permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended July 31, 2022, the Fund had no subadvisers.

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.15%, 0.10%, 0.15%, and 0.05%, which is based on the Fund's average daily net assets of the Fund Shares, Institutional Shares, Class A, and R6 Shares, respectively. Amounts incurred for the year ended July 31, 2022, are reflected on the Statement of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended July 31, 2022, are reflected on the Statement of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the year ended July 31, 2022, are reflected on the Statement of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent fees for Institutional Shares, Class A, and R6 Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10%, 0.10% and 0.01%, respectively, of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the year ended July 31, 2022, are reflected on the Statement of Operations as Transfer agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

51

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activity primarily intended to result in the sale of Class A. Amounts incurred and paid to the Distributor for the year ended July 31, 2022, are reflected on the Statement of Operations as 12b-1 fees.

In addition, the Distributor is entitled to receive commissions in connection with sales of Class A. For the year ended July 31, 2022, the Distributor received $3 thousand from commissions earned in connection with sales of Class A.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended July 31, 2022, are reflected on the Statement of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least November 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Performance adjustments, acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of July 31, 2022, the expense limit (excluding voluntary waivers) were 0.53%, 0.43%, 0.73%, and 0.39% for Fund Shares, Institutional Shares, Class A, and R6 Shares, respectively.

Under the terms of the expense limitation agreement, as amended June 29, 2022, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limit in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount.

As of July 31, 2022, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayments are not probable at July 31, 2022.

Expires 2023	Expires 2024	Expires 2025	Total
$2	$31	$19	$52

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended July 31, 2022.

Certain officers and/or interested trustees of the Fund are also officers and/ or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

6. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Debt Securities Risk — The value of a debt security or other income-producing security changes in response to various factors including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations.

52

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

Other factors that may affect the value of debt securities include, among others, public health crises and responses by governments and companies to such crises. These and other events may affect the creditworthiness of the issuer of a debt security and may impair an issuer's ability to timely meet its debt obligations as they come due.

Interest Rate Risk — The Fund is subject to the risk that the market value of the bonds in its portfolio will fluctuate because of changes in interest rates, changes in the supply of and demand for tax-exempt securities, and other market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations. The ability of an issuer of a debt security to repay principal prior to a security's maturity can increase the security's sensitivity to interest rate changes.

Decisions by the U.S. Federal Reserve (also known as the "Fed") regarding interest rate and monetary policy, which can be difficult to predict and sometimes change direction suddenly in response to economic and market events, can have a significant effect on the value of fixed-income securities as well as the overall strength of the U.S. economy. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. As a result, the value of fixed-income securities may vary widely under certain market conditions.

Credit Risk — The fixed-income securities in the Fund's portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer's ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor's return. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk.

LIBOR Discontinuation Risk — The LIBOR discontinuation may adversely affect the financial markets generally and the Fund's operations, finances and investments specifically. LIBOR has been the principal floating-rate benchmark in the financial markets. However, LIBOR has been or will be discontinued as a floating rate benchmark. The date of discontinuation depends on the LIBOR currency and tenor. With limited exceptions, no new LIBOR obligations will be entered into after December 31, 2021. Existing LIBOR obligations have transitioned or will transition to another benchmark, depending on the LIBOR currency and tenor. For some existing LIBOR-based obligations, the contractual consequences of the discontinuation of LIBOR may not be clear.

Non-LIBOR floating-rate obligations, including Secured Overnight Financing Rate ("SOFR")-based obligations, may have returns and values that fluctuate more than those of floating-rate debt obligations that are based on LIBOR or other rates. Also, because SOFR and some alternative floating rates are relatively new market indexes, markets for certain non-LIBOR obligations may never develop or may not be liquid. Market terms for non-LIBOR floating rate obligations, such as the spread over the index reflected in interest-rate provisions, may evolve over time, and prices of non-LIBOR floating rate obligations may be different depending on when they are issued and changing views about correct spread levels.

Various SOFR-based rates, including SOFR-based term rates, and various non-SOFR-based rates are expected to develop in response to the discontinuation of U.S. dollar LIBOR, which may create various risks for the Fund and the financial markets more generally. There are non-LIBOR forward-looking floating rates that are not based on SOFR and that may be considered by participants in the financial markets as LIBOR alternatives. Such rates include AMERIBOR (American Interbank Offered Rate), BSBY (Bloomberg Short-Term Bank Yield Index) and BYI (Bank Yield Index). Unlike forward-looking SOFR-based term rates, such rates are intended to reflect a bank credit spread component.

It is not clear how replacement rates for LIBOR — including SOFR-based rates and non-SOFR-based rates — will develop and to what extent they will be used. There is no assurance that these replacement rates will be suitable substitutes for LIBOR, and thus the substitution of such rates for LIBOR could

53

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

have an adverse effect on the Fund and the financial markets more generally. Concerns about market depth and stability could affect the development of non-SOFR-based term rates, and such rates may create various risks, which may or may not be similar to the risks relating to SOFR.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

7. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 27, 2022, with a termination date of June 26, 2023. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended July 31, 2022, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the commitment fees plus any interest on amounts borrowed. For the period from August 1, 2021, through June 27, 2022, interest was based on the one-month LIBOR plus one percent. Effective with the renewal, for the period June 28, 2022, through July 31, 2022, interest was based on the one-month SOFR plus 1.10 percent. Interest charged to the Fund during the period, if applicable, is reflected on the Statement of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended July 31, 2022.

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending.

The Fund did not utilize or participate in the Facility during the year ended July 31, 2022.

8. Federal Income Tax Information:

Distributions from the Fund's net investment income are accrued daily and distributed on the last business day of each month. Distributable net realized gains, if any, are declared and paid at least annually.

54

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of July 31, 2022, on the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows (amounts in thousands):

Total Accumulated Earnings/(Loss)	Capital
$(880)	$880

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Year Ended July 31, 2022			Year Ended July 31, 2021
Distributions Paid From			Distributions Paid From
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$60,127	$16,863	$76,990	$80,403	$4,843	$85,246

As of July 31, 2022, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Other Earnings (Loss)	Distributions Payable	Accumulated Earnings	Qualified Late-Year Losses*	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings (Loss)
$4,972	$44	$(117)	$4,899	$(7,893)	$(96,208)	$(99,202)

*  Qualified late-year losses are comprised of post-October capital losses incurred after October 31 and certain late-year ordinary losses. These losses are deemed to arise on the first day of the Fund's next taxable year.

**  The difference between the book-basis and tax-basis of unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, callable bonds amortization, as-of trade activity and hybrid accruals on interest purchased.

As of July 31, 2022, the Fund had no capital loss carryforwards for federal income tax purposes.

As of July 31, 2022, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$2,837,418	$1,930	$(98,138)	$(96,208)

55

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Short-Term Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Short-Term Bond Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of July 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at July 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2022, by correspondence with the custodian, agent banks and brokers or by other appropriate auditing procedures where replies from brokers or agent banks were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
September 28, 2022

56

USAA Mutual Funds Trust	Supplemental Information July 31, 2022

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, their positions with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 45 portfolios in the Trust. Each Trustee's address is c/o Fund Administration, 15935 La Cantera Pkwy, San Antonio, TX 78256.

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Retired.	45	Westhab, Inc., New York Theological Seminary, American Filtration Corp.
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Retired.	45	None

57

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (6/17-6/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-03/21); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Chairman of Board of AMCO (04/13-06/19); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management Company) (09/09-03/21); Chairman of Board of ISCO (04/13-12/20); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Chairman of Board of SAS (04/13-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-03/21); Director and Vice Chairman of FPS (12/13-03/21); President and Director of USAA Investment Corporation (ICORP) (03/10-03/21); Chairman of Board of ICORP (12/13-03/21); Director of USAA Financial Advisors, Inc. (FAI) (12/13-03/21); Chairman of Board of FAI (3/15-03/21).

				45	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Retired.	45	None

58

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-08/19), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present).	45	Terran Orbital Corp., American Made Filtration Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	45	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	45	Guardian Variable Products Trust (16 series)

Effective at the close of business on December 31, 2021, Robert L. Mason, Ph.D., retired from the Board of Trustees.

59

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustee
David C. Brown (May 1972)	Trustee	Trustee since July 2019

Chairman and Chief Executive Officer (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019-present).

				45 portfolios within the Trust; 40 portfolios within the Victory Portfolios, 25 series within the Victory Portfolios II, and 6 series within the Victory Variable Insurance Funds	None

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

60

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Officers:

The officers of the Trust, their date of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Officers of the Trust
Christopher K. Dyer (February 1962)	President	July 2019

Director of Mutual Fund Administration, Victory Capital Management Inc. (2004-present). Chief Operating Officer, Victory Capital Services, Inc. (2020-present). Vice President, Victory Capital Transfer Agency, Inc. (2019-present).

Scott Stahorsky (July 1969)	Vice President	July 2019	Manager, Fund Administration, Victory Capital Management Inc. (2015-present).
Thomas Dusenberry (July 1977)	Secretary	June 2022

Manager, Fund Administration, Victory Capital Management Inc. (since 2022); Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream, MLP Fund, and Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020-2022); Director of Fund Operations, Salient Partners (2016-2019).

James K. De Vries (April 1969)	Treasurer	March 2018

Executive Director, Victory Capital Management Inc. (7/1/19-present); Executive Director, Investment and Financial Administration, USAA (2012-6/30/19); Assistant Treasurer, USAA Mutual Funds Trust (2013-2018). Mr. De Vries also serves as the Funds' Principal Financial Officer.

Allan Shaer (March 1965)	Assistant Treasurer	July 2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (2016-present); Vice President, Mutual Fund Administration, JP Morgan Chase Bank (2011-2016).
Carol D. Trevino (October 1965)	Assistant Treasurer	September 2018	Director, Accounting and Finance, Victory Capital Management Inc. (7/1/19-present); Accounting/ Financial Director, USAA (12/13-6/30/19).
Charles Booth (April 1960)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, City Fund Services Ohio, Inc. (2007-present).

61

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Sean Fox (September 1976)	Chief Compliance Officer	June 2022	Deputy Chief Compliance Officer (July 2021-June 2022), Senior Compliance Officer, the Adviser (2019-2021), Compliance Officer, the Adviser (2015-2019).

  Effective at the close of business on April 27, 2022, Erin Wagner resigned as the Secretary of the Trust.

  Effective at the close of business on June 10, 2022, Colin Kinney resigned as the Chief Compliance Officer of the Trust.

62

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2022, through July 31, 2022.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 2/1/22	Actual Ending Account Value 7/31/22	Hypothetical Ending Account Value 7/31/22	Actual Expenses Paid During Period 2/1/22-7/31/22*	Hypothetical Expenses Paid During Period 2/1/22-7/31/22*	Annualized Expense Ratio During Period 2/1/22-7/31/22
Fund Shares	$1,000	$976.00	$1,021.97	$2.79	$2.86	0.57%
Institutional Shares	1,000	977.50	1,022.41	2.35	2.41	0.48%
Class A	1,000	975.00	1,021.03	3.72	3.81	0.76%
R6 Shares	1,000	978.10	1,023.06	1.72	1.76	0.35%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

63

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended July 31, 2022, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2023.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2022 (amounts in thousands):

Long-Term Capital Gain Distributions
$17,743

64

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short- and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Fund's Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 11, 2022, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a highly liquid investment minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

65

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
www.vcm.com	(800) 235-8396

23425-0922

JULY 31, 2022

Annual Report

USAA Intermediate-Term Bond Fund

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Managers' Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	39
Statement of Operations	41
Statements of Changes in Net Assets	42
Financial Highlights	44
Notes to Financial Statements	46
Report of Independent Registered Public Accounting Firm	59
Supplemental Information (Unaudited)	60
Trustees' and Officers' Information	60
Proxy Voting and Portfolio Holdings Information	66
Expense Examples	66
Additional Federal Income Tax Information	67
Liquidity Risk Management Program	68
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE • INVESTMENTS INVOLVE RISK •  PRINCIPAL LOSS IS POSSIBLE

(Unaudited)

Dear Shareholder,

It certainly has been an interesting — make that challenging — year for investors. If anything, our most recent annual reporting period ended July 31, 2022 reminded us of two enduring realities: 1) financial markets are dynamic and apt to change abruptly; 2) it's vitally important that we remain calm and rational whenever faced with those inevitable bouts of turmoil.

Consider what the past year has dealt us. The latter half of 2021 was largely constructive for financial markets, with record corporate earnings, ample liquidity in markets, and investors largely embracing risk assets. But as the calendar year turned, the script flipped. Almost overnight investor sentiment turned negative. There were many culprits. Inflation data was running persistently hotter than expected, with some of the highest readings in decades. Even the U.S. Federal Reserve (the "Fed") stopped calling inflation "transitory" and pivoted to a restrictive monetary policy. The Fed is now singularly focused on inflation and has embarked on a new aggressive rate-hike cycle. On top of all that, a terrible war began (and continues) in Eastern Europe, which fueled rising energy prices and slowed global growth.

These issues, among other factors, have ratcheted up market volatility in both stock and bond markets. Many broad market stock indices pulled back substantially during the first half of 2022 and even entered "bear market" territory in June, which is typically considered a 20% pullback from the most recent highs. Meanwhile, fixed income investors were also dealing with elevated volatility, and wide swaths of the bond market struggled in the face of rising interest rates. For a short while, bonds were not acting as their traditional counterbalance to equities, and that further troubled investors.

Just as quickly the script flipped again as our annual reporting period was drawing to a close. Risk was back on and investors seemingly went bargain hunting in July. Most equity indexes bounced back smartly — not fully recovering losses since the beginning of the calendar year but still making sharp moves higher.

Throughout the ups and downs of the past annual reporting period, there have been interesting subplots playing out within the broader market as different investment styles and sectors took turns in leadership positions. For example, it was interesting to watch crypto assets captivate investors through the earlier part of our annual reporting period, only to see them fall out of favor as sentiment soured. Ironically, those "less-exciting" assets, such as utilities and even money market funds, have been among the better performing throughout 2022. Indeed, things really can change markedly, and if anything, this underscores the importance of diversification.

Looking at the numbers we see that the S&P 500® Index, the bell-weather proxy for our domestic stock market, had an annual total return of -4.64% for the 12-month period ended July 31, 2022. Over this same annual period, the yield on the 10-Year U.S. Treasury jumped 143 basis points (a basis point is 1/100th of a percentage point), thanks largely to the Fed's policy shift and several aggressive rate hikes. At the end of our reporting period, the yield on the 10-Year U.S. Treasury finished at 2.67%.

Given the volatile market environment of the past year, it's comforting that we can draw on our experience managing portfolios through all market environments. This has taught us to remain calm in the face of turmoil. It's imperative that investors do the same, as opposed to chasing short-term trends and acting emotionally. It is our view that a long-term plan, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerances are some of the key ingredients for staying the course and progressing on investment goals.

As ever, there will be challenges ahead. The Fed has declared its intent to continue raising rates even as some elevated inflation readings begin to decline. Labor shortages, ongoing supply chain issues, elevated energy prices, and the Russia-Ukraine war are among the headwinds investors continue to navigate. There's even been some chatter about a possible recession in 2023.

Although no one can definitively predict what markets will do in the future, we can assure you that the investment professionals at all our independent franchises continually monitor the environment and work hard to position portfolios opportunistically no matter what the markets bring.

On the following pages, you will find information relating to your USAA® Mutual Fund, brought to you by Victory Capital. If you have any questions regarding the current market dynamics or your specific portfolio or investment plan, we encourage you to contact our representatives. Call (800) 235-8396 or visit our website at www.vcm.com.

From all of us here at Victory Capital, thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

USAA Intermediate-Term Bond Fund

Managers' Commentary

(Unaudited)

•  What were the market conditions during the reporting period?

As the world attempted to return to normal, coming out of the historic, COVID-19 government imposed lockdowns, the consequences of those lockdowns began to manifest themselves during the reporting period ended July 31, 2022. In particular, global supply chains that functioned smoothly pre-COVID were disrupted in ways that have yet to work themselves out. Generally speaking, the result was demand that rebounded faster than supply could keep up. To make matters worse, apart from the human tragedy itself, Russia's invasion of Ukraine in February 2022 added to the supply chain issues, with impacts on the price of oil, natural gas, wheat and fertilizer, to name but a few. While the general price level fell during COVID, when demand fell faster than supply, the reverse is now true. As measured by the Consumer Price Index ("CPI"), the price level fell from 2.3% in 2019 to 1.4% in 2020, but skyrocketed to 7% in 2021. During 2022, the price level has risen even further, to 8.5% as of July 31, 2022.

These events have taken their toll on the financial markets, with the S&P 500® Index down 4.64% year over year, and 12.58% year to date. The bond market did not escape the pain, either. Indeed, the past year has been one of the worst for fixed income markets for the last 50 years, if not all history. The one-year total return for the period ending July 31, 2022 for the Bloomberg U.S. Aggregate Bond Index was -9.12% year over year, and -8.16% year to date, worse than the S&P 500 Index year over year. These numbers are even worse than during the dollar devaluation period in the late 1970s/early 1980s.

These results were driven primarily by the significant rise in interest rates, as the bond market reacted to the dramatic increases in the price level. While the U.S Federal Reserve (the "Fed") initially believed these price increases to be transitory, the bond market forced them to quickly abandon that thought. What was originally expected to be a gradual 25 basis points ("bps") increase in the federal funds rate morphed into rate hikes that haven't been seen since 1994. (A basis point is 1/100th of a percentage point.) The Fed started hiking rates by 25 bps in March, then was forced to make additional hikes of 50 bps in May and a whopping 75 bps in June and July. Looking ahead, the bond market appears to expect another 81 bps of rate hikes by December 2022, when the federal funds rate is expected to top out at about 3.31%.

In addition to the jump in Treasury rates, bond spreads have widened out as well. Year over year, the Bloomberg Corporate Index option-adjusted spread rose from 0.85% to 1.42%, a 57 bps increase. This double whammy took its toll on the fixed income market, leaving the Bloomberg Corporate Index with a one-year negative total return of -12.61%.

The recent rise in interest rates is already beginning to dampen demand, particularly for housing, as well as automobiles. Higher gasoline and food prices are also taking their toll, forcing consumers to curtail other purchases. Although the employment situation looks decent with the unemployment rate at 3.5%, that's typically a lagging indicator, and the COVID-19 lockdowns caused havoc in the labor markets, as many businesses still cannot fill all the positions they need. As a result, the U.S. has now experienced the

USAA Intermediate-Term Bond Fund

Managers' Commentary (continued)

market-accepted definition of recession (two consecutive quarters of negative real Gross Domestic Product ("GDP")). Real GDP (which subtracts CPI from nominal GDP) decreased -1.6% in the first quarter of 2022, and -0.9% in the second quarter of 2022. Economic activity is likely to continue to slow in the near term as the economy re-adjusts from the COVID-19 pandemic.

•  How did the USAA Intermediate-Term Bond Fund (the "Fund") perform during the reporting period?

The Fund has five share classes: Fund Shares, Institutional Shares, Class A, Class C, and R6 Shares. For the reporting period ended July 31, 2022, the Fund Shares, Institutional Shares, Class A, Class C, and R6 Shares had total returns of -9.39%, -9.24%, -9.64%, -10.11%, and -9.08%, respectively. This compares to returns of -9.12% for the Bloomberg U.S. Aggregate Bond Index (the "Index") and -9.84% for the Lipper Core Plus Bond Funds Index.

•  What strategies did you employ during the reporting period?

The Fund produced a negative total return through the reporting period ended July 31, 2022, and underperformed the Index which also had negative returns during the reporting period. The negative total returns for both the Fund and the Index were primarily driven by increases in interest rates during the second half of the reporting period. The Fund's higher allocation to BBB-rated corporate credit relative to the Index, was a primary driver of underperformance. Offsetting this underperformance was the Fund's large underweight to Agency Mortgage-Backed Securities, which performed poorly as interest rates increased.

In keeping with our investment process, we continued to build the portfolio bond by bond. We seek ideas where our fundamental understanding of the credit risk is different than that of the market, working with our team of analysts to evaluate each potential investment individually. During the reporting period, we select attractive opportunities as we continued to seek relative values across the fixed income market. Our analysts continued to analyze and monitor every holding in the portfolio. We are committed to building a portfolio diversified among multiple asset classes and across a large number of issuers. To minimize the Fund's exposure to potential surprises, we limit the positions we take in any one issuer. The Fund had a small allocation to derivatives during the period that did not have a material impact on performance.

Thank you for allowing us to assist you with your investment needs.

USAA Intermediate-Term Bond Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended July 31, 2022

	Fund Shares	Institutional Shares	Class A		Class C		R6 Shares
INCEPTION DATE	8/2/99	8/1/08	8/2/10		6/29/20		12/1/16
	Net Asset Value	Net Asset Value	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Bloomberg US Aggregate Bond Index[1]	Lipper Core Plus Bond Funds Index[2]
One Year	–9.39%	–9.24%	–9.64%	–11.64%	–10.11%	–10.97%	–9.08%	–9.12%	–9.84%
Five Year	2.30%	2.38%	2.02%	1.55%	N/A	N/A	2.53%	1.28%	1.57%
Ten Year	3.15%	3.24%	2.88%	2.64%	N/A	N/A	N/A	1.65%	2.23%
Since Inception	N/A	N/A	N/A	N/A	–2.26%	–2.26%	3.25%	N/A	N/A

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price figures reflect a maximum sales charge of 2.25% for Class A. Class C is not subject to an initial sales charge, but is subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. Net Asset Value does not reflect sales charges. Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Intermediate-Term Bond Fund — Growth of $10,000

1The Bloomberg US Aggregate Bond Index covers the U.S. investment-grade-rated bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index. As of August 24, 2021, Bloomberg rebranded the Bloomberg Barclays fixed income indices as "Bloomberg Indices."

2The Lipper Core Plus Bond Funds Index measures performance of funds primarily invested in domestic investment-grade debt issues (rated in the top four grades), with any remaining investment in non-benchmark sectors such as high-yield, global and emerging market, and with dollar-weighted average maturities of five to ten years. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	July 31, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks high current income without undue risk to principal.

Asset Allocation*:

July 31, 2022

(% of Net Assets)

*   Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	Schedule of Portfolio Investments July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Asset-Backed Securities (13.7%)
AccessLex Institute, Series 2004-2, Class A3, 2.97% (LIBOR03M+19bps), 10/25/24, Callable 10/25/33 @ 100 (a)	$523	$518
Aligned Data Centers Issuer LLC, Series 2021-1A, Class B, 2.48%, 8/15/46, Callable 8/15/24 @ 100 (b)	1,500	1,313
Aligned Data Centers Issuer LLC, Series 2021-1A, Class A2, 1.94%, 8/15/46, Callable 8/15/24 @ 100 (b)	3,000	2,695
American Credit Acceptance Receivables Trust, Series 2019-3, Class D, 2.89%, 9/12/25, Callable 7/12/23 @ 100 (b)	658	655
Americredit Automobile Receivables Trust, Series 2018-1, Class D, 3.82%, 3/18/24, Callable 11/18/22 @ 100	6,360	6,369
AMSR Trust, Series 2021-SFR1, Class C, 2.35%, 6/17/38 (b)	1,800	1,577
AMSR Trust, Series 2021-SFR1, Class D, 2.60%, 6/17/38 (b)	1,500	1,287
Amur Equipment Finance Receivables X LLC, Series 2022-1A, Class B, 2.20%, 1/20/28, Callable 9/20/25 @ 100 (b)	1,216	1,122
ARI Fleet Lease Trust, Series 2022-A, Class C, 4.17%, 1/15/31, Callable 6/15/25 @ 100 (b)	2,200	2,122
ARI Fleet Lease Trust, Series 2020-A, Class B, 2.06%, 11/15/28, Callable 1/15/23 @ 100 (b)	1,470	1,457
ARI Fleet Lease Trust, Series 2022-A, Class A3, 3.43%, 1/15/31, Callable 6/15/25 @ 100 (b)	2,476	2,448
ARI Fleet Lease Trust, Series 2022-A, Class B, 3.79%, 1/15/31, Callable 6/15/25 @ 100 (b)	1,517	1,508
Avis Budget Rental Car Funding AESOP LLC, Series 2020-1A, Class B, 2.68%, 8/20/26, Callable 9/20/25 @ 100 (b)	4,000	3,747
Ballyrock CLO Ltd., Series 2020-14A, Class B, 5.01% (LIBOR03M+230bps), 1/20/34, Callable 1/20/23 @ 100 (a) (b)	1,000	941
Bank of The West Auto Trust, Series 2019-1, Class C, 2.90%, 4/15/25, Callable 7/15/23 @ 100 (b)	3,790	3,747
California Republic Auto Receivables Trust, Series 2018-1, Class D, 4.33%, 4/15/25, Callable 9/15/22 @ 100	3,315	3,313
Canadian Pacer Auto Receivables Trust, Series 2020-1A, Class C, 2.49%, 5/19/26, Callable 9/19/23 @ 100 (b)	2,000	1,945
Canadian Pacer Auto Receivables Trust, Series 2019-1A, Class C, 3.75%, 7/21/25, Callable 1/19/23 @ 100 (b)	3,000	2,990
Canadian Pacer Auto Receivables Trust, Series 2021-1A, Class C, 1.46%, 12/20/27, Callable 10/19/24 @ 100 (b)	2,156	1,953
CARDS II Trust, Series 2021-1A, Class C, 1.20%, 4/15/27 (b)	7,750	7,330
CarMax Auto Owner Trust, Series 2020-3, Class C, 1.69%, 4/15/26, Callable 4/15/24 @ 100	2,500	2,390
CarMax Auto Owner Trust, Series 2020-1, Class C, 2.34%, 11/17/25, Callable 1/15/24 @ 100	4,230	4,110
CarMax Auto Owner Trust, Series 2019-4, Class C, 2.60%, 9/15/25, Callable 10/15/23 @ 100	5,162	5,035
CarMax Auto Owner Trust, Series 2020-4, Class C, 1.30%, 8/17/26, Callable 7/15/24 @ 100	3,450	3,222
CarMax Auto Owner Trust, Series 2020-2, Class B, 2.90%, 8/15/25, Callable 2/15/24 @ 100	1,083	1,067
CarMax Auto Owner Trust, Series 2019-1, Class B, 3.45%, 11/15/24, Callable 2/15/23 @ 100	1,923	1,919

See notes to financial statements.

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
CarMax Auto Owner Trust, Series 2021-3, Class D, 1.50%, 1/18/28, Callable 1/15/25 @ 100	$2,760	$2,546
CarMax Auto Owner Trust, Series 2018-4, Class C, 3.85%, 7/15/24, Callable 12/15/22 @ 100	420	420
CarMax Auto Owner Trust, Series 2021-4, Class D, 1.48%, 3/15/28, Callable 2/15/25 @ 100	2,831	2,567
CarNow Auto Receivables Trust, Series 2021-1A, Class B, 1.38%, 2/17/26, Callable 11/15/23 @ 100 (b)	656	648
CARS-DB5 LP, Series 2021-1A, Class A2, 2.28%, 8/15/51, Callable 8/15/28 @ 100 (b)	2,144	1,812
Carvana Auto Receivables Trust, Series 2021-N1, Class D, 1.50%, 1/10/28, Callable 12/10/24 @ 100	2,750	2,675
Carvana Auto Receivables Trust, Series 2021-N2, Class D, 1.27%, 3/10/28, Callable 3/10/25 @ 100	4,000	3,793
Carvana Auto Receivables Trust, Series 2020-P1, Class C, 1.32%, 11/9/26, Callable 2/8/25 @ 100	551	496
Carvana Auto Receivables Trust, Series 2021-N4, Class D, 2.30%, 9/11/28, Callable 6/10/25 @ 100	876	827
Carvana Auto Receivables Trust, Series 2021-P2, Class C, 1.60%, 6/10/27, Callable 12/10/25 @ 100	10,000	8,910
CCG Receivables Trust, Series 2019-1, Class B, 3.22%, 9/14/26, Callable 10/14/22 @ 100 (b)	2,079	2,076
CCG Receivables Trust, Series 2020-1, Class C, 1.84%, 12/14/27, Callable 1/14/24 @ 100 (b)	5,786	5,581
CCG Receivables Trust, Series 2021-2, Class C, 1.50%, 3/14/29, Callable 6/14/25 @ 100 (b)	3,000	2,798
CF Hippolyta LLC, Series 2021-1A, Class B1, 1.98%, 3/15/61, Callable 3/15/24 @ 100 (b)	1,929	1,684
Chesapeake Funding II LLC, Series 2019-1A, Class A1, 2.94%, 4/15/31, Callable 8/15/22 @ 100 (b)	138	138
CNH Equipment Trust, Series 2020-A, Class B, 2.30%, 10/15/27, Callable 3/15/24 @ 100	1,100	1,074
Conn Funding II LP, Series 2022-A, Class B, 9.52%, 12/15/26, Callable 6/15/24 @ 100 (b)	2,500	2,467
CPS Auto Receivables Trust, Series 2018-D, Class E, 5.82%, 6/16/25, Callable 4/15/23 @ 100 (b)	2,000	2,007
Credit Acceptance Auto Loan Trust, Series 2019-3A, Class A, 2.38%, 11/15/28, Callable 6/15/23 @ 100 (b)	782	781
Credit Acceptance Auto Loan Trust, Series 2021-4, Class B, 1.74%, 12/16/30, Callable 4/15/25 @ 100 (b)	720	665
Credit Acceptance Auto Loan Trust, Series 2020-1A, Class C, 2.59%, 6/15/29, Callable 8/15/23 @ 100 (b)	5,000	4,895
Credit Acceptance Auto Loan Trust, Series 2021-2A, Class B, 1.26%, 4/15/30, Callable 12/15/24 @ 100 (b)	2,077	1,920
DB Master Finance LLC, Series 2021-1A, Class A2II, 2.49%, 11/20/51, Callable 11/20/25 @ 100 (b)	7,743	6,709
Dell Equipment Finance Trust, Series 2020-1, Class C, 4.26%, 6/22/23, Callable 10/22/22 @ 100 (b)	1,750	1,753
Dell Equipment Finance Trust, Series 2020-1, Class B, 2.98%, 4/24/23, Callable 10/22/22 @ 100 (b)	775	775

See notes to financial statements.

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Dell Equipment Finance Trust, Series 2020-2, Class D, 1.92%, 3/23/26, Callable 6/22/23 @ 100 (b)	$2,125	$2,085
Dell Equipment Finance Trust, Series 2021-2, Class D, 1.21%, 6/22/27, Callable 4/22/24 @ 100 (b)	1,312	1,208
Diamond Infrastructure Funding LLC, Series 2021-1A, Class C, 3.48%, 4/15/49, Callable 9/20/25 @ 100 (b)	3,000	2,613
Diamond Infrastructure Funding LLC, Series 2021-1A, Class B, 2.35%, 4/15/49, Callable 9/20/25 @ 100 (b)	6,000	5,282
Diamond Issuer, Series 2021-1A, Class B, 2.70%, 11/20/51, Callable 11/20/25 @ 100 (b)	4,418	3,915
Diamond Resorts Owner Trust, Series 2021-1A, Class B, 2.05%, 11/21/33, Callable 4/20/25 @ 100 (b)	959	916
Drive Auto Receivables Trust, Series 2020-2, Class C, 2.28%, 8/17/26, Callable 10/15/23 @ 100	1,680	1,664
DT Auto Owner Trust, Series 2020-2A, Class D, 4.73%, 3/16/26, Callable 5/15/24 @ 100 (b)	500	497
DT Auto Owner Trust, Series 2021-3A, Class C, 0.87%, 5/17/27, Callable 4/15/25 @ 100 (b)	1,875	1,757
Encina Equipment Finance LLC, Series 2021-1A, Class D, 1.69%, 11/15/27, Callable 2/15/24 @ 100 (b)	2,562	2,394
Encina Equipment Finance LLC, Series 2021-1A, Class C, 1.39%, 6/15/27, Callable 2/15/24 @ 100 (b)	1,409	1,329
Enterprise Fleet Financing LLC, Series 2019-3, Class A2, 2.06%, 5/20/25, Callable 11/20/22 @ 100 (b)	365	364
Evergreen Credit Card Trust, Series 2019-2, Class C, 2.62%, 9/15/24 (b)	2,096	2,092
Evergreen Credit Card Trust, Series 2021-1, Class C, 1.42%, 10/15/26 (b)	6,300	5,912
Evergreen Credit Card Trust, Series 2021-1, Class B, 1.15%, 10/15/26 (b)	7,500	7,058
Exeter Automobile Receivables Trust, Series 2020-1A, Class C, 2.49%, 1/15/25, Callable 2/15/24 @ 100 (b)	862	860
Exeter Automobile Receivables Trust, Series 2020-3A, Class C, 1.32%, 7/15/25, Callable 8/15/24 @ 100	1,355	1,341
ExteNet LLC, Series 2019-1A, Class A2, 3.20%, 7/26/49, Callable 1/25/23 @ 100 (b)	1,875	1,805
First Investors Auto Owner Trust, Series 2018-2A, Class F, 7.31%, 9/15/25, Callable 1/15/23 @ 100 (b)	1,000	1,003
FirstKey Homes Trust, Series 2021-SFR2, Class C, 1.71%, 9/17/26 (b)	6,512	5,787
FirstKey Homes Trust, Series 2021-SFR3, Class A, 2.14%, 12/17/38 (b)	2,492	2,299
FirstKey Homes Trust, Series 2021-SFR2, Class D, 2.06%, 9/17/26 (b)	4,500	4,018
Flagship Credit Auto Trust, Series 2018-4, Class C, 4.11%, 10/15/24, Callable 1/15/24 @ 100 (b)	335	335
Flagship Credit Auto Trust, Series 2019-4, Class E, 4.11%, 3/15/27, Callable 7/15/24 @ 100 (b)	2,500	2,369
Flagship Credit Auto Trust, Series 2018-2, Class E, 5.51%, 11/17/25, Callable 3/15/23 @ 100 (b)	550	547
Flagship Credit Auto Trust, Series 2019-2, Class D, 3.53%, 5/15/25, Callable 5/15/24 @ 100 (b)	2,943	2,892
Ford Credit Auto Owner Trust, Series 2021-1, Class D, 2.31%, 10/17/33, Callable 4/15/26 @ 100 (b)	1,650	1,488
Ford Credit Auto Owner Trust, Series 2021-1, Class C, 1.91%, 10/17/33, Callable 4/15/26 @ 100 (b)	1,708	1,548

See notes to financial statements.

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Ford Credit Auto Owner Trust, Series 2022-1, Class C, 4.67%, 11/15/34, Callable 5/15/27 @ 100 (b)	$2,000	$2,004
Ford Credit Auto Owner Trust, Series 2021-2, Class C, 2.11%, 5/15/34, Callable 11/15/26 @ 100 (b)	2,250	2,015
Foursight Capital Automobile Receivables Trust, Series 2021-1, Class C, 1.02%, 9/15/26, Callable 11/15/23 @ 100 (b)	1,325	1,290
FRTKL, Series 2021-SFR1, Class D, 2.17%, 9/17/38 (b)	1,500	1,330
GLS Auto Receivables Issuer Trust, Series 2021-3A, Class C, 1.11%, 9/15/26, Callable 3/15/25 @ 100 (b)	2,167	2,024
GLS Auto Receivables Issuer Trust, Series 2A, Class C, 4.57%, 4/15/26, Callable 2/15/24 @ 100 (b)	1,250	1,240
GLS Auto Receivables Issuer Trust, Series 2020-1A, Class B, 2.43%, 11/15/24, Callable 2/15/24 @ 100 (b)	1,831	1,825
GLS Auto Receivables Issuer Trust, Series 2020-3A, Class C, 1.92%, 5/15/25, Callable 4/15/24 @ 100 (b)	2,000	1,978
GLS Auto Receivables Issuer Trust, Series 2020-4A, Class C, 1.14%, 11/17/25, Callable 6/15/24 @ 100 (b)	2,969	2,897
GM Financial Automobile Leasing Trust, Series 2020-3, Class C, 1.11%, 10/21/24, Callable 3/20/23 @ 100	4,464	4,369
GM Financial Automobile Leasing Trust, Series 2020-2, Class C, 2.56%, 7/22/24, Callable 1/20/23 @ 100	1,625	1,610
GM Financial Revolving Receivables Trust, Series 2021-1, Class C, 1.67%, 6/12/34, Callable 9/11/26 @ 100 (b)	1,000	891
Golden Credit Card Trust, Series 2021-1A, Class C, 1.74%, 8/15/28 (b)	2,233	1,961
Golden Credit Card Trust, Series 2021-1A, Class B, 1.44%, 8/15/28 (b)	4,500	4,081
Golden Credit Card Trust, Series 2021-1A, Class A, 1.14%, 8/15/28 (b)	5,000	4,538
Golub Capital Partners CLO Ltd., Series 2020-52A, Class A2, 4.51% (LIBOR03M+180bps), 1/20/34, Callable 1/20/23 @ 100 (a) (b)	5,000	4,895
Hertz Vehicle Financing III LP, Series 2021-2A, Class C, 2.52%, 12/27/27 (b)	1,833	1,563
Hertz Vehicle Financing LLC, Series 2021-1A, Class C, 2.05%, 12/26/25 (b)	1,667	1,527
Hertz Vehicle Financing LLC, Series 2022-2A, Class C, 2.95%, 6/26/28, Callable 6/25/27 @ 100 (b)	3,500	2,977
Hertz Vehicle Financing LLC, Series 2022-2A, Class B, 2.65%, 6/26/28, Callable 6/25/27 @ 100 (b)	1,500	1,359
Hertz Vehicle Financing LLC, Series 2022-2A, Class A, 2.33%, 6/26/28, Callable 6/25/27 @ 100 (b)	3,750	3,431
Hertz Vehicle Financing LLC, Series 2022-4A, Class B, 4.12%, 9/25/26, Callable 9/25/25 @ 100 (b)	3,000	2,945
HPEFS Equipment Trust, Series 2020-2A, Class C, 2.00%, 7/22/30, Callable 5/20/23 @ 100 (b)	3,400	3,368
HPEFS Equipment Trust, Series 2021-1A, Class D, 1.03%, 3/20/31, Callable 3/20/24 @ 100 (b)	5,180	4,912
HPEFS Equipment Trust, Series 2019-1A, Class C, 2.49%, 9/20/29, Callable 8/20/22 @ 100 (b)	139	139
HPEFS Equipment Trust, Series 2020-1A, Class C, 2.03%, 2/20/30, Callable 3/20/23 @ 100 (b)	2,851	2,833
HPEFS Equipment Trust, Series 2021-2A, Class D, 1.29%, 3/20/29, Callable 7/20/24 @ 100 (b)	4,531	4,198
JPMorgan Chase Bank NA, Series 2021-2, Class D, 1.14%, 12/26/28, Callable 1/25/25 @ 100 (b)	687	662

See notes to financial statements.

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
JPMorgan Chase Bank NA, Series 2020-2, Class C, 1.14%, 2/25/28, Callable 8/25/24 @ 100 (b)	$413	$404
JPMorgan Chase Bank NA, Series 2021-1, Class D, 1.17%, 9/25/28, Callable 1/25/25 @ 100 (b)	2,479	2,395
JPMorgan Chase Bank NA, Series 2020-1, Class D, 1.89%, 1/25/28, Callable 4/25/24 @ 100 (b)	292	288
JPMorgan Chase Bank NA, Series 2021-1, Class B, 0.88%, 9/25/28, Callable 1/25/25 @ 100 (b)	1,240	1,203
JPMorgan Chase Bank NA, Series 2021-3, Class D, 1.01%, 2/26/29, Callable 4/25/25 @ 100 (b)	1,231	1,178
JPMorgan Chase Bank NA, Series 2021-2, Class C, 0.97%, 12/26/28, Callable 1/25/25 @ 100 (b)	1,163	1,122
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2021-2NU, Class D, 2.08%, 1/5/40 (b)	2,700	2,190
Kubota Credit Owner Trust, Series 2022-1A, Class A3, 2.67%, 10/15/26, Callable 2/15/26 @ 100 (b)	2,000	1,933
Master Credit Card Trust, Series 2021-1A, Class C, 1.06%, 11/21/25 (b)	5,775	5,425
Master Credit Card Trust, Series 2020-1A, Class B, 2.27%, 9/21/24 (b)	833	825
Master Credit Card Trust, Series 2022-2A, Class C, 2.73%, 7/21/28 (b)	1,719	1,583
Master Credit Card Trust, Series 2020-1A, Class C, 2.59%, 9/23/24 (b)	2,125	2,097
Master Credit Card Trust, Series 2018-1A, Class C, 3.74%, 7/21/24 (b)	1,750	1,743
MVW LLC, Series 2021-1WA, Class B, 1.44%, 1/22/41, Callable 9/20/26 @ 100 (b)	917	838
MVW Owner Trust, Series 2018-1A, Class A, 3.45%, 1/21/36, Callable 4/20/24 @ 100 (b)	1,879	1,852
New Economy Assets Phase 1 Sponsor LLC, Series 2021-1, Class A1, 1.91%, 10/20/61, Callable 10/20/24 @ 100 (b)	6,097	5,380
New Economy Assets Phase 1 Sponsor LLC, Series 2021-1, Class B1, 2.41%, 10/20/61, Callable 10/20/24 @ 100 (b)	1,832	1,608
NP SPE II LLC, Series 2019-2A, Class C1, 6.44%, 11/19/49 (b)	3,919	3,565
NP SPE II LLC, Series 2017-1A, Class A2, 4.22%, 10/21/47, Callable 4/20/23 @ 100 (b)	5,875	5,551
NP SPE II LLC, Series 2019-2A, Class A2, 3.10%, 11/19/49 (b)	3,875	3,596
Oscar U.S. Funding XII LLC, Series 1A, Class A4, 1.00%, 4/10/28, Callable 2/10/25 @ 100 (b)	930	859
Oscar US Funding XIV LLC, Series 2022-1A, Class A4, 2.82%, 4/10/29, Callable 2/10/26 @ 100 (b)	2,000	1,895
Pawnee Equipment Receivables LLC, Series 2021-1, Class B, 1.82%, 7/15/27, Callable 9/15/25 @ 100 (b)	1,637	1,504
Prestige Auto Receivables Trust, Series 2019-1A, Class D, 3.01%, 8/15/25, Callable 2/15/23 @ 100 (b)	5,750	5,714
Progress Residential, Series 2021-SFR4, Class D, 2.31%, 5/17/38 (b)	2,500	2,259
Progress Residential, Series 2021-SFR4, Class C, 2.04%, 5/17/38 (b)	2,351	2,134
Progress Residential Trust, Series 2021-SFR6, Class D, 2.23%, 7/17/38, Callable 7/17/26 @ 100 (b)	3,000	2,674
Progress Residential Trust, Series 2021-SFR3, Class D, 2.29%, 5/17/26 (b)	2,000	1,803
Progress Residential Trust, Series 2021-SFR7, Class B, 1.94%, 8/17/40 (b)	3,250	2,782
Progress Residential Trust, Series 2021-SFR5, Class D, 2.11%, 7/16/26 (b)	2,000	1,787
Santander Bank Auto Credit-Linked Notes, Series 2022-A, Class C, 7.38%, 5/15/32, Callable 4/15/25 @ 100 (b)	4,531	4,487

See notes to financial statements.

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Santander Bank Auto Credit-Linked Notes, Series 2022-A, Class B, 5.28%, 5/15/32, Callable 4/15/25 @ 100 (b)	$4,078	$4,037
Santander Bank NA, Series 2021-1A, Class B, 1.83%, 12/15/31, Callable 2/15/25 @ 100 (b)	1,188	1,153
Santander Consumer Auto Receivables Trust, Series 2020-BA, Class D, 2.14%, 12/15/26, Callable 10/15/24 @ 100 (b)	5,000	4,820
Santander Consumer Auto Receivables Trust, Series 2020-BA, Class C, 1.29%, 4/15/26, Callable 10/15/24 @ 100 (b)	2,500	2,408
Santander Consumer Auto Receivables Trust, Series 2020-AA, Class D, 5.49%, 4/15/26, Callable 2/15/24 @ 100 (b)	2,000	2,011
Santander Drive Auto Receivables Trust, Series 2020-3, Class C, 1.12%, 1/15/26, Callable 1/15/24 @ 100	1,881	1,860
Santander Drive Auto Receivables Trust, Series 2018-5, Class D, 4.19%, 12/16/24, Callable 11/15/22 @ 100	652	652
Santander Retail Auto Lease Trust, Series 2021-C, Class C, 1.11%, 3/20/26, Callable 5/20/24 @ 100 (b)	1,312	1,231
Santander Retail Auto Lease Trust, Series 2019-C, Class C, 2.39%, 11/20/23, Callable 10/20/22 @ 100 (b)	1,782	1,780
SCF Equipment Leasing LLC, Series 1A, Class B, 1.37%, 8/20/29, Callable 7/20/26 @ 100 (b)	500	460
SCF Equipment Leasing LLC, Series 2020-1A, Class B, 2.02%, 3/20/28, Callable 3/20/25 @ 100 (b)	3,823	3,624
SCF Equipment Leasing LLC, Series 2019-2, Class C, 3.11%, 6/21/27, Callable 4/20/25 @ 100 (b)	6,500	6,229
SCF Equipment Leasing LLC, Series 2020-1A, Class C, 2.60%, 8/21/28, Callable 3/20/25 @ 100 (b)	3,800	3,562
SLM Student Loan Trust, Series 2012-6, Class B, 3.26% (LIBOR01M+100bps), 4/27/43, Callable 7/25/29 @ 100 (a)	2,500	2,428
SLM Student Loan Trust, Series 2003-14, Class B, 3.33% (LIBOR03M+55bps), 10/25/65, Callable 7/25/29 @ 100 (a)	501	474
Stack Infrastructure Issuer LLC, Series 2019-2A, Class A2, 3.08%, 10/25/44, Callable 4/25/23 @ 100 (b)	2,000	1,930
Synchrony Card Funding LLC, Series 2022-A1, Class A, 3.37%, 4/17/28, Callable 4/15/25 @ 100	2,200	2,194
Synchrony Credit Card Master Note Trust, Series 2018-2, Class C, 3.87%, 5/15/26	7,583	7,543
Synchrony Credit Card Master Note Trust, Series 2017-2, Class C, 3.01%, 10/15/25	1,000	999
Tesla Auto Lease Trust, Series 2019-A, Class B, 2.41%, 12/20/22, Callable 11/20/22 @ 100 (b)	5,000	4,993
Tesla Auto Lease Trust, Series 2020-A, Class C, 1.68%, 2/20/24, Callable 5/20/23 @ 100 (b)	2,000	1,956
Transportation Finance Equipment Trust, Series 2019-1, Class C, 2.19%, 8/23/24, Callable 5/23/23 @ 100 (b)	1,250	1,233
Tricon Residential Trust, Series 2022-SFR2, Class B, 5.24%, 7/17/40, Callable 7/17/28 @ 100 (b)	1,800	1,847
Tricon Residential Trust, Series 2022-SFR1, Class A, 3.86%, 4/17/39 (b)	1,500	1,464
Trillium Credit Card Trust II, Series 2021-1A, Class C, 2.42%, 10/26/29 (b)	9,300	8,535
Trinity Rail Leasing LLC, Series 2021-1A, Class A, 2.26%, 7/19/51, Callable 1/19/24 @ 100 (b)	959	853

See notes to financial statements.

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Trinity Rail Leasing LLC, Series 2019-1, Class A, 3.82%, 4/17/49, Callable 4/17/23 @ 100 (b)	$3,390	$3,286
Trinity Rail Leasing LP, Series 2022-1, Class A, 4.55%, 5/20/52, Callable 10/19/24 @ 100 (b)	2,494	2,470
United Auto Credit Securitization Trust, Series 2022-1, Class C, 2.61%, 6/10/27, Callable 3/10/25 @ 100 (b) (c)	3,250	3,140
Vantage Data Centers LLC, Series 2020-2A, Class A2, 1.99%, 9/15/45, Callable 9/15/25 @ 100 (b)	9,000	7,965
VB-S1 Issuer LLC - VBTEL, Series 2022-1A, Class F, 5.27%, 2/15/52, Callable 2/15/26 @ 100 (b)	2,500	2,307
VB-S1 Issuer LLC - VBTEL, Series 2022-1A, Class D, 4.29%, 2/15/52, Callable 2/15/26 @ 100 (b)	563	518
VB-S1 Issuer LLC - VBTEL, Series 2022-1A, Class C2II, 3.71%, 2/15/52, Callable 2/15/30 @ 100 (b)	4,500	4,058
Verizon Owner Trust, Series 2020-A, Class C, 2.06%, 7/22/24, Callable 4/20/23 @ 100	5,000	4,932
Volvo Financial Equipment LLC, Series 2019-2A, Class A4, 2.14%, 9/16/24, Callable 6/15/23 @ 100 (b)	2,500	2,471
Wells Fargo Commercial Mortgage Trust, Series 2021-SAVE, Class D, 4.50% (LIBOR01M+250bps), 2/15/40 (a) (b)	1,364	1,245
Westlake Automobile Receivables Trust, Series 2019-2A, Class D, 3.20%, 11/15/24, Callable 5/15/23 @ 100 (b)	2,208	2,200
World Omni Auto Receivables Trust, Series 2021-C, Class C, 1.06%, 4/17/28, Callable 12/15/24 @ 100	5,000	4,654
World Omni Select Auto Trust, Series 2020-A, Class C, 1.25%, 10/15/26, Callable 2/15/24 @ 100	3,750	3,602
World Omni Select Auto Trust, Series 2021-A, Class C, 1.09%, 11/15/27, Callable 5/15/24 @ 100	1,250	1,188
Total Asset-Backed Securities (Cost $475,014)		448,023
Collateralized Mortgage Obligations (18.8%)
37 Capital CLO I, Series 2021-1A, Class C, 4.58% (LIBOR03M+225bps), 10/15/34, Callable 10/15/23 @ 100 (a) (b)	2,750	2,516
AB BSL CLO 1 Ltd., Series 2020-1A, Class CR, 4.83% (TSFR3M+250bps), 1/15/35, Callable 1/15/24 @ 100 (a) (b)	3,000	2,834
AB BSL CLO 1 Ltd., Series 2020-1A, Class A2AR, 3.98% (TSFR3M+165bps), 1/15/35, Callable 1/15/24 @ 100 (a) (b)	3,500	3,340
AB BSL CLO 1 Ltd., Series 2020-1A, Class BR, 4.33% (TSFR3M+200bps), 1/15/35, Callable 1/15/24 @ 100 (a) (b)	3,000	2,849
AIMCO CLO 17 Ltd., Series 2022-17A, Class B, 4.27% (TSFR3M+210bps), 7/20/35, Callable 7/20/24 @ 100 (a) (b)	3,000	2,911
Annisa CLO Ltd., Series 2016-2, Class BR, 4.36% (LIBOR03M+165bps), 7/20/31, Callable 10/20/22 @ 100 (a) (b)	10,000	9,555
AOA Mortgage Trust, Series 2021-1177, Class B, 3.17% (LIBOR01M+117bps), 10/15/36 (a) (b)	3,000	2,818
AOA Mortgage Trust, Series 2021-1177, Class D, 3.82% (LIBOR01M+182bps), 10/15/36 (a) (b)	10,600	9,805
Arbor Multifamily Mortgage Securities Trust, Series 2021-MF2, Class B, 2.56%, 6/15/54, Callable 6/15/31 @ 100 (b) (d)	3,200	2,704

See notes to financial statements.

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Arbor Multifamily Mortgage Securities Trust, Series 2020-MF1, Class C, 3.60%, 5/15/53, Callable 4/15/30 @ 100 (b) (d)	$1,500	$1,323
Austin Fairmont Hotel Trust, Series 2019-FAIR, Class D, 3.80% (LIBOR01M+180bps), 9/15/32 (a) (b)	3,585	3,399
Aventura Mall Trust, Series 2018-AVM, Class D, 4.11%, 7/5/40 (b) (d)	12,420	11,214
Ballyrock CLO, Series 2020-2A, Class A2R, 4.26% (LIBOR03M+155bps), 10/20/31, Callable 10/20/22 @ 100 (a) (b)	4,000	3,821
Ballyrock CLO 15 Ltd., Series 2021-1A, Class B, 4.56% (LIBOR03M+205bps), 4/15/34, Callable 7/15/23 @ 100 (a) (b)	5,000	4,629
Ballyrock CLO 18 Ltd., Series 2021-18A, Class A2, 4.16% (LIBOR03M+165bps), 1/15/35, Callable 1/15/24 @ 100 (a) (b)	2,750	2,591
Ballyrock CLO 20 Ltd., Series 2022-20A, Class A2A, 5.94% (TSFR3M+305bps), 7/15/34 (a) (b)	3,000	2,997
BAMLL Commercial Mortgage Securities Trust, Series 2015-200P, Class D, 3.60% (LIBOR01M+105bps), 4/14/33, Callable 4/14/25 @ 100 (a) (b)	12,485	11,555
BAMLL Commercial Mortgage Securities Trust, Series 2020-BOC, Class C, 3.03%, 1/15/32 (b)	5,000	4,426
BANK, Series 2017-BNK4, Class AS, 3.78%, 5/15/50, Callable 3/15/27 @ 100	5,000	4,841
BBCMS Mortgage Trust, Series 2020-BID, Class C, 5.64% (LIBOR01M+364bps), 10/15/37 (a) (b)	5,000	4,897
BBCMS Mortgage Trust, Series 2022-C16, Class AS, 4.60%, 6/15/55, Callable 5/15/32 @ 100 (d)	1,622	1,645
BBCMS Mortgage Trust, Series 2020-BID, Class B, 4.54% (LIBOR01M+254bps), 10/15/37 (a) (b)	5,000	4,863
BBCMS Mortgage Trust, Series 2020-BID, Class D, 6.63% (LIBOR01M+463bps), 10/15/37 (a) (b)	14,600	14,483
BBCRE Trust, Series 2015-GTP, Class A, 3.97%, 8/10/33, Callable 5/10/25 @ 100 (b)	5,935	5,769
Bear Stearns Commercial Mortgage Securities Trust, Series 2005-PWR7, Class B, 5.21%, 2/11/41, Callable 8/11/22 @ 100 (d)	304	293
Benchmark Mortgage Trust, Series 2021-B25, Class 300D, 2.99%, 4/15/54, Callable 4/15/30 @ 100 (b) (d)	2,417	1,840
Benchmark Mortgage Trust, Series 2019-B14, Class AS, 3.35%, 12/15/61, Callable 11/15/29 @ 100	5,000	4,612
BPR Trust, Series 2022-OANA, Class A, 3.86% (TSFR1M+190bps), 4/15/37 (a) (b)	4,500	4,430
BPR Trust, Series 2021-TY, Class B, 3.15% (LIBOR01M+115bps), 9/23/23 (a) (b)	750	711
BPR Trust, Series 2022-OANA, Class D, 5.65% (TSFR1M+370bps), 4/15/37 (a) (b)	9,500	9,182
BPR Trust, Series 2021-TY, Class D, 4.35% (LIBOR01M+235bps), 9/23/23 (a) (b)	5,688	5,348
BX Commercial Mortgage Trust, Series 2019-XL, Class C, 3.25% (LIBOR01M+125bps), 10/15/36 (a) (b)	6,800	6,638
BX Commercial Mortgage Trust, Series 2019-XL, Class D, 3.45% (LIBOR01M+145bps), 10/15/36 (a) (b)	3,400	3,320
BX Commercial Mortgage Trust, Series 2020-VIV3, Class B, 3.54%, 3/9/44 (b) (d)	5,000	4,569
BX Commercial Mortgage Trust, Series 2020-VIV4, Class X, 0.70%, 11/10/42 (b) (d) (e)	144,200	6,484
BX Commercial Mortgage Trust, Series 2021-VOLT, Class B, 2.95% (LIBOR01M+85bps), 9/15/23 (a) (b)	1,500	1,418
BX Commercial Mortgage Trust, Series 2021-VIVA, Class D, 3.55%, 3/11/44 (b) (d)	5,000	4,146

See notes to financial statements.

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
BX Commercial Mortgage Trust, Series 2021-SOAR, Class D, 3.40% (LIBOR01M+140bps), 6/15/38 (a) (b)	$2,288	$2,148
BX Commercial Mortgage Trust, Series 2019-XL, Class B, 3.08% (LIBOR01M+108bps), 10/15/36 (a) (b)	7,766	7,650
BX Commercial Mortgage Trust, Series 2022-CSMO, Class C, 5.85% (TSFR1M+389bps), 6/15/27 (a) (b)	15,000	14,722
BX Commercial Mortgage Trust, Series 2022-CSMO, Class D, 6.30% (TSFR1M+434bps), 6/15/27 (a) (b)	7,000	6,965
BX Mortgage Trust, Series 2021-PAC, Class B, 2.90% (LIBOR01M+90bps), 10/15/36 (a) (b)	3,250	3,053
BX Trust, Series 2021-ARIA, Class D, 3.89% (LIBOR01M+190bps), 10/15/36 (a) (b)	3,000	2,788
BXP Trust, Series 2021-601L, Class D, 2.78%, 1/15/44 (b) (d)	4,000	2,968
BXP Trust, Series 2021-601L, Class C, 2.78%, 1/15/44 (b) (d)	3,750	2,847
BXP Trust, Series 2021-601L, Class B, 2.78%, 1/15/44 (b) (d)	4,995	4,286
CAMB Commercial Mortgage Trust, Series 2021-CX2, Class A, 2.70%, 11/10/46, Callable 11/10/31 @ 100 (b)	2,500	2,183
Citigroup Commercial Mortgage Trust, Series 2019-SMRT, Class D, 4.74%, 1/10/36 (b) (d)	1,250	1,216
Citigroup Commercial Mortgage Trust, Series 2020-555, Class D, 3.23%, 12/10/41 (b)	5,000	4,068
Citigroup Commercial Mortgage Trust, Series 2019-PRM, Class A, 3.34%, 5/10/36 (b)	3,750	3,730
Citigroup Commercial Mortgage Trust, Series 2019-PRM, Class D, 4.35%, 5/10/36 (b)	1,850	1,866
Citigroup Commercial Mortgage Trust, Series 2020-555, Class B, 2.83%, 12/10/41 (b)	4,000	3,551
Columbia Cent CLO 29 Ltd., Series 2020-29A, Class BR, 4.41% (LIBOR03M+170bps), 10/20/34, Callable 10/20/23 @ 100 (a) (b)	3,000	2,826
Columbia Cent CLO 32 Ltd., Series 2022-32A, Class BF, 5.20%, 7/20/34 (b)	3,750	3,697
COMM Mortgage Trust, Series 2020-CX, Class A, 2.17%, 11/10/46, Callable 11/10/30 @ 100 (b)	13,000	11,105
COMM Mortgage Trust, Series 2013-CCRE11, Class AM, 4.72%, 8/10/50, Callable 9/10/23 @ 100 (d)	5,000	5,011
COMM Mortgage Trust, Series 2015-PC1, Class B, 4.30%, 7/10/50, Callable 6/10/25 @ 100 (d)	3,399	3,273
COMM Mortgage Trust, Series 2020-CBM, Class A2, 2.90%, 11/13/39, Callable 2/10/25 @ 100 (b)	2,660	2,535
COMM Mortgage Trust, Series 2020-CBM, Class C, 3.40%, 11/13/39, Callable 2/10/25 @ 100 (b)	9,700	9,224
COMM Mortgage Trust, Series 2015-PC1, Class AM, 4.29%, 7/10/50, Callable 5/10/25 @ 100 (d)	3,000	2,948
COMM Mortgage Trust, Series 2014-277P, Class A, 3.61%, 8/10/49, Callable 8/10/24 @ 100 (b) (d)	9,500	9,229
CSMC Trust, Series 2020-West, Class A, 3.04%, 2/15/35, Callable 2/15/30 @ 100 (b)	2,500	2,231
CSMC Trust, Series 2019-UVIL, Class C, 3.28%, 12/15/41 (b) (d)	5,000	4,358
DBJPM Mortgage Trust, Series 2016-SFC, Class B, 3.24%, 8/10/36, Callable 8/10/26 @ 100 (b)	2,500	2,363

See notes to financial statements.

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
DBJPM Mortgage Trust, Series 2016-SFC, Class A, 2.83%, 8/10/36, Callable 8/10/26 @ 100 (b)	$5,000	$4,701
Dryden 112 CLO Ltd., Series 2022-112A, Class C, 8/15/34 (b) (f) (g)	3,000	2,987
Extended Stay America Trust, Series 2021-ESH, Class D, 4.25% (LIBOR01M+225bps), 7/15/38 (a) (b)	4,472	4,341
Flatiron CLO 18 Ltd., Series 2018-1A, Class A, 3.69% (LIBOR03M+95bps), 4/17/31, Callable 10/17/22 @ 100 (a) (b)	3,500	3,445
Flatiron CLO 20 Ltd., Series 2020-1A, Class B, 3.23% (LIBOR03M+175bps), 11/20/33, Callable 11/20/22 @ 100 (a) (b)	750	715
Flatiron RR CLO 22 LLC, Series 2021-2A, Class B, 4.11% (LIBOR03M+160bps), 10/15/34, Callable 10/15/23 @ 100 (a) (b)	3,000	2,822
Freddie Mac Multifamily Structured Pass Through Certificates, Series K023, Class X1, 1.17%, 8/25/22, Callable 8/25/22 @ 100 (d) (e)	8,762	—	(h)
Golub Capital Partners 48 LP, Series 2020-48A, Class B1, 4.54% (LIBOR03M+180bps), 4/17/33, Callable 10/17/22 @ 100 (a) (b)	4,350	4,082
Golub Capital Partners CLO Ltd., Series 2020-52A, Class C, 5.51% (LIBOR03M+280bps), 1/20/34, Callable 1/20/23 @ 100 (a) (b)	3,500	3,337
GS Mortgage Securities Corp. Trust, Series 2020-UPTN, Class B, 2.95%, 12/10/39, Callable 2/10/25 @ 100 (b)	1,735	1,632
GS Mortgage Securities Corp. Trust, Series 2022-SHIP, Class D, 3.57% (TSFR1M+161bps), 8/15/24 (a) (b)	1,000	964
GS Mortgage Securities Corp. Trust, Series 2022-SHIP, Class C, 3.88% (TSFR1M+192bps), 8/15/24 (a) (b)	1,000	980
GS Mortgage Securities Trust, Series 2019-GSA1, Class AS, 3.34%, 11/10/52, Callable 10/10/29 @ 100	5,000	4,628
GS Mortgage Securities Trust, Series 2019-GSA1, Class A4, 3.05%, 11/10/52, Callable 10/10/29 @ 100	4,000	3,766
Hilton USA Trust, Series 2016-HHV, Class B, 4.19%, 11/5/38 (b) (d)	4,650	4,478
Hilton USA Trust, Series 2016-HHV, Class C, 4.19%, 11/5/38 (b) (d)	824	778
Houston Galleria Mall Trust, Series 2015-HGLR, Class A1A2, 3.09%, 3/5/37 (b)	6,924	6,610
Hudson Yards Mortgage Trust, Series 2019-30HY, Class A, 3.23%, 7/10/39 (b)	1,245	1,161
Hudson Yards Mortgage Trust, Series 2019-30HY, Class D, 3.44%, 7/10/39 (b) (d)	9,457	8,114
Hudson Yards Mortgage Trust, Series 2016-10HY, Class A, 2.84%, 8/10/38, Callable 8/10/26 @ 100 (b)	3,020	2,851
Hudson Yards Mortgage Trust, Series 2019-55HY, Class D, 2.94%, 12/10/41 (b) (d)	10,672	9,032
Hudson Yards Mortgage Trust, Series 2019-55HY, Class A, 2.94%, 12/10/41 (b) (d)	6,960	6,390
ILPT Commercial Mortgage Trust, Series 2022-LPFX, Class A, 3.82%, 3/15/32 (b) (d)	2,500	2,133
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2019-OSB, Class A, 3.40%, 6/5/39, Callable 6/5/29 @ 100 (b)	5,000	4,701
Jackson Park Trust, Series 2019-LIC, Class C, 3.13%, 10/14/39 (b) (d)	5,000	4,157
Jackson Park Trust, Series 2019-LIC, Class A, 2.77%, 10/14/39 (b)	5,000	4,511
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-C13, Class C, 4.08%, 1/15/46, Callable 7/15/23 @ 100 (d)	468	459
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-C10, Class B, 3.67%, 12/15/47, Callable 2/15/23 @ 100 (d)	2,250	2,228

See notes to financial statements.

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2019-OSB, Class C, 3.75%, 6/5/39, Callable 6/5/29 @ 100 (b) (d)	$1,614	$1,490
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2021-2NU, Class XA, 0.09%, 1/5/40 (b) (d) (e)	226,300	1,095
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C10, Class C, 4.10%, 12/15/47, Callable 2/15/23 @ 100 (d)	3,045	2,995
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2019-OSB, Class D, 3.78%, 6/5/39, Callable 6/5/29 @ 100 (b) (d)	2,000	1,805
KNDL Mortgage Trust, Series 2019-KNSQ, Class E, 3.80% (LIBOR01M+180bps), 5/15/36 (a) (b)	2,500	2,431
KNDL Mortgage Trust, Series 2019-KNSQ, Class B, 2.95% (LIBOR01M+95bps), 5/15/36 (a) (b)	2,250	2,216
LCM Ltd., Series 2032A, Class B, 4.41% (LIBOR03M+170bps), 7/20/34, Callable 7/20/23 @ 100 (a) (b)	2,500	2,359
LCM Ltd., Series 36A, Class A2, 3.91% (LIBOR03M+140bps), 1/15/34, Callable 1/15/24 @ 100 (a) (b)	3,000	2,831
Life BMR Mortgage Trust, Series 2021-BMR, Class D, 3.40% (LIBOR01M+140bps), 3/15/38 (a) (b)	4,423	4,184
Life Mortgage Trust, Series 2022-BMR2, Class C, 4.05% (TSFR1M+209bps), 5/15/39, Callable 5/15/24 @ 100 (a) (b)	2,250	2,175
Magnetite Ltd., Series 2015-12A, Class BRRA, 4.11% (LIBOR03M+160bps), 10/15/31, Callable 10/15/22 @ 100 (a) (b)	3,240	3,098
Manhattan West, Series 2020-1MW, Class D, 2.33%, 9/10/40 (b) (d)	4,250	3,604
Manhattan West, Series 2020-1MW, Class C, 2.33%, 9/10/40 (b) (d)	5,000	4,370
Manhattan West Mortgage Trust, Series 2020-1MW, Class A, 2.13%, 9/10/40 (b)	6,500	5,837
MHC Commercial Mortgage Trust, Series MHC, Class D, 3.60% (LIBOR01M+160bps), 4/15/26 (a) (b)	2,000	1,896
MHC Trust, Series 2021-MHC2, Class D, 3.50% (LIBOR01M+150bps), 5/15/23 (a) (b)	1,900	1,797
MHP, Series 2022-MHIL, Class D, 3.57% (SOFR30A+161bps), 1/15/27 (a) (b)	2,500	2,363
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class XA, 1.46%, 11/15/45, Callable 8/15/22 @ 100 (b) (d) (e)	7,874	—	(h)
Morgan Stanley Capital I Trust, Series 2017-CLS, Class F, 4.60% (LIBOR01M+260bps), 11/15/34 (a) (b)	4,000	3,938
Morgan Stanley Capital I Trust, Series 2021-PLZA, Class C, 2.81%, 11/9/31, Callable 5/9/31 @ 100 (b)	2,750	2,155
Morgan Stanley Capital I Trust, Series 2017-CLS, Class E, 3.95% (LIBOR01M+195bps), 11/15/34 (a) (b)	8,215	8,109
Morgan Stanley Capital I Trust, Series 2017-CLS, Class C, 3.00% (LIBOR01M+100bps), 11/15/34 (a) (b)	3,245	3,196
Morgan Stanley Eaton Vance CLO, Series 2021-1A, Class B, 4.43% (LIBOR03M+165bps), 10/20/34, Callable 10/23/23 @ 100 (a) (b)	2,500	2,358
Mountain View CLO Ltd., Series 2013-1A, Class CRR, 4.62% (LIBOR03M+220bps), 10/12/30, Callable 10/12/22 @ 100 (a) (b)	4,000	3,678
MTN Commercial Mortgage Trust, Series 2022-LPFL, Class C, 4.35% (TSFR1M+239bps), 3/15/39 (a) (b)	3,000	2,856
Neuberger Berman Loan Advisers CLO 44 Ltd., Series 2021-44A, Class B, 4.34% (LIBOR03M+160bps), 10/16/34, Callable 10/16/23 @ 100 (a) (b)	2,500	2,374
Neuberger Berman Loan Advisers CLO Ltd., Series 2018-29A, Class B2, 4.60%, 10/19/31, Callable 10/19/22 @ 100 (b)	5,000	4,809

See notes to financial statements.

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Oaktree CLO Ltd., Series 2022-1A, Class B, 3.06% (TSFR3M+195bps), 5/15/33, Callable 11/15/23 @ 100 (a) (b)	$1,667	$1,591
Oaktree CLO Ltd., Series 2022-2A, Class B, 7/15/33, Callable 1/15/24 @ 100 (b) (g)	6,500	6,426
Octagon 57 Ltd., Series 2021-1A, Class B1, 4.16% (LIBOR03M+165bps), 10/15/34, Callable 10/15/23 @ 100 (a) (b)	3,000	2,830
Octagon Investment Partners 48 Ltd., Series 2020-3A, Class BR, 4.31% (LIBOR03M+160bps), 10/20/34, Callable 10/20/23 @ 100 (a) (b)	1,200	1,132
One Bryant Park Trust, Series 2019-OBP, Class A, 2.52%, 9/13/49 (b)	11,040	9,802
One New York Plaza Trust, Series 2020-1NYP, Class A, 2.95% (LIBOR01M+95bps), 1/15/26 (a) (b)	2,625	2,512
ONE PARK Mortgage Trust, Series 2021-PARK, Class D, 3.50% (LIBOR01M+150bps), 3/15/36 (a) (b)	5,000	4,642
Palmer Square Loan Funding Ltd., Series 2020-4A, Class B, 3.82% (LIBOR03M+230bps), 11/25/28, Callable 8/25/22 @ 100 (a) (b)	5,000	4,853
Palmer Square Loan Funding Ltd., Series 2022-5A, Class C, 7/15/35 (b) (f) (g)	3,250	3,088
Palmer Square Loan Funding Ltd., Series 2022-2A, Class A2, 2.99% (TSFR3M+190bps), 10/15/30, Callable 7/15/23 @ 100 (a) (b)	3,000	2,918
Palmer Square Loan Funding Ltd., Series 2020-1A, Class B, 3.38% (LIBOR03M+190bps), 2/20/28, Callable 8/20/22 @ 100 (a) (b)	2,000	1,946
Palmer Square Loan Funding Ltd., Series 2019-3, Class B, 3.58% (LIBOR03M+210bps), 8/20/27, Callable 8/20/22 @ 100 (a) (b)	5,000	4,861
Palmer Square Loan Funding Ltd., Series 2019-4A, Class B, 4.88% (LIBOR03M+210bps), 10/24/27, Callable 10/24/22 @ 100 (a) (b)	5,000	4,859
Palmer Square Loan Funding Ltd., Series 2019-4, Class A2, 4.38% (LIBOR03M+160bps), 10/24/27, Callable 10/24/22 @ 100 (a) (b)	4,500	4,414
Race Point CLO Ltd., Series 2016-10A, Class B1R, 4.43% (LIBOR03M+165bps), 7/25/31, Callable 10/25/22 @ 100 (a) (b)	5,000	4,782
SLG Office Trust, Series 2021-OVA, Class B, 2.71%, 7/15/41 (b)	4,000	3,426
SLG Office Trust, Series 2021-OVA, Class C, 2.85%, 7/15/41 (b)	4,000	3,380
SMRT, Series 2022-MINI, Class E, 4.66% (SOFR30A+270bps), 1/15/24 (a) (b)	2,000	1,850
Sound Point CLO XVIII Ltd., Series 2017-4A, Class B, 4.51% (LIBOR03M+180bps), 1/21/31, Callable 10/20/22 @ 100 (a) (b)	1,000	903
SREIT Trust, Series 2021-MFP2, Class D, 3.57% (LIBOR01M+157bps), 11/15/36 (a) (b)	1,000	929
Stewart Park CLO Ltd., Series 2015-1A, Class A2R, 3.76% (LIBOR03M+125bps), 1/15/30, Callable 10/15/22 @ 100 (a) (b)	2,000	1,953
Stratus CLO Ltd., Series 2022-1A, Class B, 4.63% (TSFR3M+235bps), 7/20/30 (a) (b)	5,000	4,915
Stratus CLO Ltd., Series 2022-2A, Class C, 7/20/30, Callable 7/20/23 @ 100 (b) (g)	2,750	2,717
Stratus CLO Ltd., Series 2021-3A, Class B, 4.26% (LIBOR03M+155bps), 12/29/29, Callable 1/20/23 @ 100 (a) (b)	2,259	2,157
Structured Asset Mortgage Investments II Trust, Series 2005-AR5, Class B1, 2.87% (LIBOR01M+50bps), 7/19/35, Callable 8/19/22 @ 100 (a)	736	708
SUMIT Mortgage Trust, Series 2022-BVUE, Class D, 2.89%, 2/12/41, Callable 2/12/29 @ 100 (b) (d)	1,636	1,326
TIAA CLO IV Ltd., Series 2018-1A, Class A2, 4.41% (LIBOR03M+170bps), 1/20/32, Callable 10/20/22 @ 100 (a) (b)	5,000	4,781

See notes to financial statements.

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
TRESTLES CLO Ltd., Series 2021-4A, Class B2, 2.72%, 7/21/34, Callable 7/21/23 @ 100 (b)	$1,000	$852
Trimaran Cavu Ltd., Series 2019-1A, Class A2, 4.61% (LIBOR03M+190bps), 7/20/32, Callable 10/20/22 @ 100 (a) (b)	7,000	6,816
Trimaran Cavu Ltd., Series 2021-3A, Class C1, 5.21% (LIBOR03M+247bps), 1/18/35, Callable 1/18/24 @ 100 (a) (b)	5,000	4,659
Trimaran Cavu Ltd., Series 2021-2A, Class B1, 4.53% (LIBOR03M+175bps), 10/25/34, Callable 10/25/23 @ 100 (a) (b)	2,500	2,344
TSTAT Ltd., Series 2022-1A, Class A2, 7/20/31 (b) (f) (g)	3,000	3,000
TTAN, Series 2021-MHC, Class D, 3.75% (LIBOR01M+180bps), 3/15/38 (a) (b)	1,794	1,705
Venture 46 Clo Ltd., Series 2022-46A, Class BN, 5.50% (TSFR3M+300bps), 7/20/35 (a) (b)	3,000	2,986
Venture 46 Clo Ltd., Series 2022-46A, Class A2F, 5.02%, 7/20/35 (b)	4,500	4,355
VLS Commercial Mortgage Trust, Series 2020-LAB, Class A, 2.13%, 10/10/42 (b)	3,000	2,539
Voya CLO, Series 2020-2A, Class A2R, 4.14% (LIBOR03M+140bps), 7/19/34, Callable 7/19/23 @ 100 (a) (b)	4,000	3,844
Voya CLO, Series 2017-4A, Class A2, 3.76% (LIBOR03M+125bps), 10/15/30, Callable 10/15/22 @ 100 (a) (b)	2,000	1,931
Voya CLO Ltd., Series 2015-3A, Class BR, 4.91% (LIBOR03M+220bps), 10/20/31, Callable 10/20/22 @ 100 (a) (b)	1,250	1,156
Wells Fargo Commercial Mortgage Trust, Series 2018-AUS, Class A, 4.06%, 7/17/36 (b) (d)	4,200	4,120
Wells Fargo Commercial Mortgage Trust, Series 2020-C56, Class AS, 3.11%, 6/15/53, Callable 3/15/30 @ 100	2,000	1,804
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS4, Class B, 4.22%, 12/15/48 (d)	5,000	4,844
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS4, Class AS, 3.97%, 12/15/48	3,500	3,409
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS3, Class B, 4.50%, 9/15/57, Callable 9/15/25 @ 100 (d)	2,000	1,967
WFRBS Commercial Mortgage Trust, Series 2012-C10, Class XA, 1.46%, 12/15/45, Callable 12/15/22 @ 100 (d) (e)	48,286	63
Total Collateralized Mortgage Obligations (Cost $659,866)		615,734
Preferred Stocks (0.5%)
Consumer Staples (0.3%):
CHS, Inc., cumulative redeemable, Series 2, 6.70% (LIBOR03M+429bps) (a)	400,000	10,592
Financials (0.2%):
Citigroup Capital, 9.18% (LIBOR03M+637bps), 10/30/40 (a)	87,500	2,391
U.S. Bancorp, non-cumulative, Series A, 4.50% (LIBOR03M+102bps) (a)	5,000	3,935
		6,326
Total Preferred Stocks (Cost $15,932)		16,918
Senior Secured Loans (3.5%)
AAdvantage Loyalty IP Ltd., Initial Term Loan, First Lien, 7.46% (LIBOR03M+475bps), 4/20/28 (a)	500	492
Academy Ltd., Refinancing Term Loans, First Lien, 5.46% (LIBOR01M+375bps), 11/6/27 (a)	1,368	1,316

See notes to financial statements.

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Air Canada, Term Loan, First Lien, 4.25% (LIBOR06M+350bps), 8/11/28 (a)	$1,000	$961
Alterra Mountain Co., Facility 2028 Term Loan B, First Lien, 5.17% (LIBOR01M+350bps), 8/17/28 (a)	2,948	2,840
AssuredPartners, Inc., 2021 Term Loan, First Lien, 5.17% (LIBOR01M+350bps), 2/13/27 (a)	2,940	2,792
Asurion LLC, New B-9 Term Loans, First Lien, 4.92% (LIBOR01M+325bps), 7/29/27 (a)	988	927
Bausch & Lomb, Inc., Initial Term Loans, First Lien, 5.07% (SOFR01M+325bps), 5/10/27 (a)	3,000	2,835
Bausch Health Cos., Inc., Term B, First Lien, 1/27/27 (a) (f) (i)	1,500	1,258
Berlin Packaging LLC, Tranche B-4 Term Loans, First Lien, 5.51% (LIBOR03M+325bps), 3/5/28 (a)	494	466
Blackstone CQP Holdco LP, Initial Term Loans, First Lien, 6.00% (LIBOR03M+375bps), 5/26/28 (a)	990	959
Buckeye Partners LP, 2021 Tranche B-1 Refinancing Term Loan, First Lien, 3.92% (LIBOR01M+225bps), 11/1/26 (a)	1,458	1,428
Carnival Corp., 2021 Incremental Term B Advance, First Lien, 10/18/28 (f) (i)	2,000	1,852
Central Parent, Inc., Term Loan, First Lien, 6.61% (SOFR03M+450bps), 7/6/29 (a)	1,750	1,699
Cincinnati Bell, Inc., Term B2, First Lien, 4.78% (SOFR01M+325bps), 11/17/28 (a)	498	484
CITGO Petroleum Corp., 2019 Incremental Term B Loans, First Lien, 7.92% (LIBOR01M+625bps), 3/22/24 (a)	1,411	1,396
ClubCorp Holdings, Inc., Term B Loans, First Lien, 5.00% (LIBOR03M+275bps), 9/18/24 (a)	2	2
Delta Air Lines, Inc. and Skymiles IP Ltd., Initial Term Loan, First Lien, 6.46% (LIBOR03M+375bps), 9/16/27 (a)	15,000	15,139
Directv Financing LLC, Closing Date Term Loans, First Lien, 6.67% (LIBOR01M+500bps), 7/22/27 (a)	5,129	4,832
Fertitta Entertainment LLC, Initial B Term Loan, First Lien, 5.53% (SOFR01M+400bps), 1/27/29 (a)	1,496	1,424
Foundation Building Materials, Initial Term Loans, First Lien, 4.49% (LIBOR03M+325bps), 1/29/28 (a)	495	455
Freeport LNG Investments, LLLP, Initial Term B Loan, First Lien, 6.21% (LIBOR03M+350bps), 11/17/28 (a)	987	924
Graham Packaging Co., Inc., New Term Loans, First Lien, 4.67% (LIBOR01M+300bps), 8/4/27 (a)	464	446
Great Outdoors Group LLC, Term B1, First Lien, 5.42% (LIBOR01M+375bps), 3/5/28 (a)	1,983	1,809
H-Food Holdings LLC, 2020 Incremental Term B-3 Loan, First Lien, 6.67% (LIBOR01M+500bps), 5/31/25 (a)	491	448
H-Food Holdings LLC, Initial Term Loan, First Lien, 5.35% (LIBOR01M+369bps), 5/31/25 (a)	1,410	1,267
Hilton Grand Vacations Borrower LLC, Initial Term Loan, First Lien, 4.67% (LIBOR01M+300bps), 8/2/28 (a)	1,077	1,055
Hub International Ltd., B-3 Incremental Term Loans, First Lien, 5.98% (LIBOR03M+325bps), 4/25/25 (a)	3,378	3,300
IRB Holding Corp., Term Loan B, First Lien, 4.69% (SOFR01M+300bps), 12/15/27 (a)	3,959	3,790
Kronos Acquisition Holdings, Inc., Tranche B-1 Term Loans, First Lien, 5.42% (LIBOR01M+375bps), 12/22/26 (a)	4	3

See notes to financial statements.

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount		Value
Lumen Technologies, Inc., Term B Loans, First Lien, 3.92% (LIBOR01M+225bps), 3/15/27 (a)	$—	(h)	$—	(h)
Medline Borrower LP, Initial Dollar Term Loans, First Lien, 4.92% (LIBOR01M+325bps), 10/21/28 (a)	2,993		2,853
Mileage Plus Holdings LLC, Initial Term Loan, First Lien, 7.31% (LIBOR03M+525bps), 6/20/27 (a)	16,000		16,117
MoneyGram International, Inc., Term Loan, First Lien, 6.00% (LIBOR06M+450bps), 7/21/26 (a)	2,487		2,417
Oculus Acquisition Corp., Initial Term Loan, First Lien, 5.37% (LIBOR01M+350bps), 11/8/27 (a)	3,730		3,605
Oeg Borrower, LLC, Initial Term Loans, 6.68% (SOFR03M+500bps), 6/18/29 (a)	500		478
Osmosis Buyer Limited, Term Loan B, First Lien, 7/30/28 (i)	630		594
Osmosis Buyer Ltd., DD, First Lien, 7/30/28 (i)	370		349
Pactiv Evergreen Group Holdings, Inc., Tranche B-3 US Term Loans, First Lien, 5.17% (LIBOR01M+350bps), 9/17/28 (a)	993		959
Petco Health and Wellness Co., Inc., Initial Term Loans, First Lien, 5.50% (LIBOR03M+325bps), 2/25/28 (a)	2,970		2,869
Polaris Newco LLC, Dollar Term Loan, First Lien, 5.67% (LIBOR01M+400bps), 6/4/28 (a)	1,241		1,176
Proofpoint, Inc., Initial Term Loans, First Lien, 4.82% (LIBOR03M+325bps), 8/31/28 (a)	1,493		1,431
Reynolds Consumer Products. Inc., Initial Term Loan, First Lien, 3.42% (LIBOR01M+175bps), 2/4/27 (a)	1,491		1,454
Scientific Games International, Inc., Initial Term B Loans, First Lien, 5.04% (SOFR01M+300bps), 4/16/29 (a)	3,000		2,929
Sophia LP, Term Loan B, First Lien, 5.50% (LIBOR03M+325bps), 10/7/27 (a)	985		947
Sotheby's, 2021 2nd Refin Term Loan, First Lien, 7.01% (LIBOR03M+450bps), 1/15/27 (a)	5,443		5,252
Sunshine Luxembourg VII Sarl, Facility B3 Commitments, First Lien, 6.00% (LIBOR03M+375bps), 10/2/26 (a)	431		411
The E.W. Scripps Co., Term Loan B3, First Lien, 4.42% (LIBOR01M+275bps), 12/15/27 (a)	829		807
TricorBraun Holdings, Inc., Closing Date Initial Term Loans, First Lien, 4.92% (LIBOR01M+325bps), 3/3/28 (a)	1,485		1,405
UKG, Inc., Incremental Term Loans, First Lien, 5.54% (LIBOR03M+325bps), 5/3/26 (a)	1,979		1,915
Walker & Dunlop, Inc., Term Loan B, First Lien, 3.88% (SOFR01M+225bps), 12/16/28 (a)	1,490		1,460
Weber-Stephen Products LLC, Initial Term B Loans, First Lien, 4.92% (LIBOR01M+325bps), 10/30/27 (a)	310		250
Whatabrands LLC, Initial Term B Loans, First Lien, 4.92% (LIBOR01M+325bps), 7/21/28 (a)	8,959		8,514
Total Senior Secured Loans (Cost $118,320)			114,791
Corporate Bonds (32.4%)
Communication Services (2.0%):
AT&T, Inc., 4.50%, 5/15/35, Callable 11/15/34 @ 100	3,500		3,473
CCO Holdings LLC/CCO Holdings Capital Corp. 4.25%, 2/1/31, Callable 7/1/25 @ 102.13 (b)	1,000		867
4.25%, 1/15/34, Callable 1/15/28 @ 102.13 (b)	8,000		6,619

See notes to financial statements.

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Charter Communications Operating LLC/Charter Communications Operating Capital 4.40%, 4/1/33, Callable 1/1/33 @ 100	$4,000	$3,711
5.25%, 4/1/53, Callable 10/1/52 @ 100	3,000	2,624
Comcast Corp. 4.20%, 8/15/34, Callable 2/15/34 @ 100	4,000	4,026
2.89%, 11/1/51, Callable 5/1/51 @ 100	1,250	937
CSC Holdings LLC, 3.38%, 2/15/31, Callable 2/15/26 @ 101.69 (b)	3,000	2,400
Fox Corp., 5.48%, 1/25/39, Callable 7/25/38 @ 100	1,500	1,530
Gray Television, Inc., 4.75%, 10/15/30, Callable 10/15/25 @ 102.38 (b)	5,090	4,379
Lamar Media Corp., 3.63%, 1/15/31, Callable 1/15/26 @ 101.81	4,859	4,272
Netflix, Inc., 4.88%, 6/15/30, Callable 3/15/30 @ 100 (b)	5,250	5,150
Sprint Spectrum Co. LLC, 5.15%, 9/20/29, Callable 3/20/27 @ 100 (b)	4,745	4,808
T-Mobile USA, Inc., 3.50%, 4/15/31, Callable 4/15/26 @ 101.75	16,791	15,525
Verizon Communications, Inc., 2.55%, 3/21/31, Callable 12/21/30 @ 100	4,000	3,557
Zayo Group Holdings, Inc., 4.00%, 3/1/27, Callable 9/6/22 @ 100 (b)	250	219
		64,097
Consumer Discretionary (3.5%):
Asbury Automotive Group, Inc. 4.63%, 11/15/29, Callable 11/15/24 @ 102.31 (b)	1,250	1,106
4.75%, 3/1/30, Callable 3/1/25 @ 102.38	5,000	4,456
AutoNation, Inc. 2.40%, 8/1/31, Callable 5/1/31 @ 100	6,500	5,148
3.85%, 3/1/32, Callable 12/1/31 @ 100	2,750	2,451
Caesars Entertainment, Inc., 4.63%, 10/15/29, Callable 10/15/24 @ 102.31 (b) (j)	1,310	1,110
Carnival Corp., 10.50%, 6/1/30, Callable 6/1/25 @ 105.25 (b)	3,000	2,667
Choice Hotels International, Inc., 3.70%, 1/15/31, Callable 10/15/30 @ 100	4,000	3,607
Churchill Downs, Inc., 4.75%, 1/15/28, Callable 1/15/23 @ 102.38 (b)	3,800	3,604
Dollar Tree, Inc., 2.65%, 12/1/31, Callable 9/1/31 @ 100	2,500	2,164
Ford Motor Credit Co. LLC, 2.90%, 2/10/29, Callable 12/10/28 @ 100	2,000	1,682
GSK Consumer Healthcare Capital US LLC, 3.63%, 3/24/32, Callable 12/24/31 @ 100 (b)	3,000	2,908
Hilton Domestic Operating Co., Inc., 3.63%, 2/15/32, Callable 8/15/26 @ 101.81 (b)	10,180	8,780
Kohl's Corp., 3.38%, 5/1/31, Callable 2/1/31 @ 100 (j)	6,000	4,519
Lithia Motors, Inc., 3.88%, 6/1/29, Callable 6/1/24 @ 101.94 (b) (j)	3,939	3,529
Magallanes, Inc. 4.28%, 3/15/32, Callable 12/15/31 @ 100 (b)	3,000	2,799
5.05%, 3/15/42, Callable 9/15/41 @ 100 (b)	2,852	2,532
Marriott International, Inc., 3.50%, 10/15/32, Callable 7/15/32 @ 100 (c)	11,750	10,477
Marriott Ownership Resorts, Inc., 4.50%, 6/15/29, Callable 6/15/24 @ 102.25 (b)	750	651
Murphy Oil USA, Inc., 3.75%, 2/15/31, Callable 2/15/26 @ 101.88 (b) (c)	1,112	1,010
Nordstrom, Inc., 4.25%, 8/1/31, Callable 5/1/31 @ 100 (j)	5,370	4,348
NVR, Inc., 3.00%, 5/15/30, Callable 11/15/29 @ 100 (c)	3,687	3,318
PulteGroup, Inc., 6.00%, 2/15/35	6,260	6,378
Resorts World Las Vegas LLC/RWLV Capital, Inc., 4.63%, 4/6/31, Callable 1/6/31 @ 100 (b)	13,000	10,348
Sodexo, Inc., 2.72%, 4/16/31, Callable 1/16/31 @ 100 (b) (j)	4,350	3,802
Sonic Automotive, Inc., 4.88%, 11/15/31, Callable 11/15/26 @ 102.44 (b) (j)	5,415	4,415
Sotheby's, 7.38%, 10/15/27, Callable 10/15/22 @ 103.69 (b) (j)	4,125	4,000

See notes to financial statements.

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Starbucks Corp., 3.50%, 11/15/50, Callable 5/15/50 @ 100	$500	$413
The Gap, Inc., 3.63%, 10/1/29, Callable 10/1/24 @ 101.81 (b)	2,000	1,466
Toll Brothers Finance Corp., 3.80%, 11/1/29, Callable 8/1/29 @ 100 (j)	4,187	3,783
Tractor Supply Co., 1.75%, 11/1/30, Callable 8/1/30 @ 100	2,750	2,245
Vanderbilt University Medical Center, 4.17%, 7/1/37, Callable 1/1/37 @ 100	1,445	1,385
Volkswagen Group of America Finance LLC, 3.75%, 5/13/30 (b)	4,000	3,747
		114,848
Consumer Staples (1.2%):
7-Eleven, Inc., 2.80%, 2/10/51, Callable 8/2/50 @ 100 (b)	9,305	6,390
Anheuser-Busch InBev Worldwide, Inc. 3.75%, 7/15/42 (c)	4,000	3,466
4.50%, 6/1/50, Callable 12/1/49 @ 100	500	480
BAT Capital Corp., 3.73%, 9/25/40, Callable 3/25/40 @ 100	4,000	2,886
JBS USA Food Co. 2.50%, 1/15/27, Callable 12/15/26 @ 100 (b)	3,500	3,115
3.63%, 1/15/32, Callable 1/15/27 @ 101.81	1,500	1,256
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc. 6.50%, 4/15/29, Callable 4/15/24 @ 103.25 (b)	319	325
3.00%, 5/15/32, Callable 2/15/32 @ 100 (b)	8,250	6,708
6.50%, 12/1/52, Callable 6/1/52 @ 100 (b)	5,000	5,014
Kraft Heinz Foods Co., 5.00%, 6/4/42	5,750	5,591
Pilgrim's Pride Corp., 3.50%, 3/1/32, Callable 9/1/26 @ 101.75 (b)	250	211
Post Holdings, Inc., 4.50%, 9/15/31, Callable 9/15/26 @ 102.25 (b)	85	76
Smithfield Foods, Inc., 2.63%, 9/13/31, Callable 6/13/31 @ 100 (b)	1,000	799
Sysco Corp., 2.45%, 12/14/31, Callable 9/14/31 @ 100	2,167	1,891
Walgreens Boots Alliance, Inc., 4.10%, 4/15/50, Callable 10/15/49 @ 100	3,000	2,477
		40,685
Energy (2.0%):
Boardwalk Pipelines LP 4.45%, 7/15/27, Callable 4/15/27 @ 100	1,000	985
3.40%, 2/15/31, Callable 11/15/30 @ 100 (c)	3,000	2,648
Cameron LNG LLC, 3.30%, 1/15/35, Callable 9/15/34 @ 100 (b)	4,727	4,206
Energy Transfer LP, 5.80% (LIBOR03M+302bps), 11/1/66, Callable 9/6/22 @ 100 (a)	2,000	1,402
Enterprise Products Operating LLC, 3.30%, 2/15/53, Callable 8/15/52 @ 100	2,500	1,932
Gray Oak Pipeline LLC, 3.45%, 10/15/27, Callable 8/15/27 @ 100 (b)	3,333	3,131
Helmerich & Payne, Inc., 2.90%, 9/29/31, Callable 6/29/31 @ 100	2,500	2,203
Hilcorp Energy I LP/Hilcorp Finance Co. 6.25%, 11/1/28, Callable 11/1/23 @ 103.13 (b)	2,142	2,075
6.25%, 4/15/32, Callable 5/15/27 @ 103.13 (b)	2,000	1,814
Magellan Midstream Partners LP, 5.15%, 10/15/43, Callable 4/15/43 @ 100 (c)	8,405	8,060
Marathon Petroleum Corp., 4.75%, 9/15/44, Callable 3/15/44 @ 100	1,000	915
Midwest Connector Capital Co. LLC, 4.63%, 4/1/29, Callable 1/1/29 @ 100 (b) (c)	15,000	14,400
Mplx, LP, 4.95%, 3/14/52, Callable 9/14/51 @ 100	3,000	2,723
Northwest Pipeline LLC, 4.00%, 4/1/27, Callable 1/1/27 @ 100	4,455	4,414
Parsley Energy LLC/Parsley Finance Corp., 5.63%, 10/15/27, Callable 10/15/22 @ 102.81 (b) (c)	3,000	2,919
Sabal Trail Transmission LLC, 4.68%, 5/1/38, Callable 11/1/37 @ 100 (b)	3,000	2,878
See notes to financial statements.

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Transocean Pontus Ltd., 6.13%, 8/1/25, Callable 9/5/22 @ 103.06 (b)	$410	$384
Viper Energy Partners LP, 5.38%, 11/1/27, Callable 11/1/22 @ 102.69 (b)	7,500	7,370
		64,459
Financials (8.3%):
Alleghany Corp., 3.63%, 5/15/30, Callable 2/15/30 @ 100 (c)	3,000	2,893
Ares Finance Co. IV LLC, 3.65%, 2/1/52, Callable 8/1/51 @ 100 (b)	1,500	1,078
Associated Bancorp, 4.25%, 1/15/25, Callable 10/15/24 @ 100	5,000	5,011
Assurant, Inc., 2.65%, 1/15/32, Callable 10/15/31 @ 100	3,000	2,428
Athene Global Funding, 2.67%, 6/7/31 (b)	6,000	4,917
Bank of America Corp. 2.30% (SOFR+122bps), 7/21/32, Callable 7/21/31 @ 100 (a)	4,000	3,356
3.85% (H15T5Y+200bps), 3/8/37, Callable 3/8/32 @ 100 (a)	4,750	4,270
BankUnited, Inc., 5.13%, 6/11/30, Callable 3/11/30 @ 100	2,000	1,996
BlackRock, Inc., 2.10%, 2/25/32, Callable 11/25/31 @ 100	3,000	2,619
Blackstone Holdings Finance Co. LLC, 2.55%, 3/30/32, Callable 12/30/31 @ 100 (b) (j)	3,000	2,612
Blackstone Private Credit Fund, 2.63%, 12/15/26, Callable 11/15/26 @ 100 (b)	2,308	1,961
Blue Owl Finance LLC, 3.13%, 6/10/31, Callable 3/10/31 @ 100 (b) (c)	12,000	9,449
Brown & Brown, Inc., 4.20%, 3/17/32, Callable 12/17/31 @ 100	6,917	6,529
Capital One Financial Corp., 2.36% (SOFR+134bps), 7/29/32, Callable 7/29/31 @ 100 (a) (c)	5,000	3,955
Citizens Financial Group, Inc., 2.64%, 9/30/32, Callable 7/2/32 @ 100	3,755	3,102
Compeer Financial FLCA/Compeer Financial PCA, 3.37% (SOFR+197bps), 6/1/36, Callable 6/1/31 @ 100 (a) (b)	978	820
Cullen/Frost Bankers, Inc., 4.50%, 3/17/27, Callable 2/17/27 @ 100 (c)	2,000	2,016
F&G Global Funding, 2.00%, 9/20/28 (b)	1,000	859
Fifth Third Bancorp, 4.34% (SOFR+166bps), 4/25/33, Callable 4/25/32 @ 100 (a)	2,826	2,787
First Citizens BancShares, Inc., 3.38% (SOFR+247bps), 3/15/30, Callable 3/15/25 @ 100 (a)	3,000	2,871
First Horizon Bank, 5.75%, 5/1/30, Callable 2/1/30 @ 100	3,000	3,122
FNB Corp., 2.20%, 2/24/23, Callable 1/24/23 @ 100	1,175	1,160
Fulton Financial Corp., 4.50%, 11/15/24	4,759	4,762
Glencore Funding LLC, 2.50%, 9/1/30, Callable 6/1/30 @ 100 (b) (j)	2,000	1,664
Global Atlantic Fin Co., 4.40%, 10/15/29, Callable 7/15/29 @ 100 (b)	6,472	5,972
Hilltop Holdings, Inc., 5.00%, 4/15/25, Callable 1/15/25 @ 100	5,000	5,076
HUB International Ltd., 5.63%, 12/1/29, Callable 12/1/24 @ 102.81 (b)	3,575	3,210
Huntington Bancshares, Inc., 2.49% (H15T5Y+117bps), 8/15/36, Callable 8/15/31 @ 100 (a)	7,175	5,656
ILFC E-Capital Trust I, 4.85%, 12/21/65, Callable 9/6/22 @ 100 (b)	6,225	4,662
JPMorgan Chase & Co., 2.96% (SOFR+252bps), 5/13/31, Callable 5/13/30 @ 100 (a) (c)	17,601	15,725
KeyBank NA, 3.90%, 4/13/29	3,000	2,862
KeyCorp Capital II, 6.88%, 3/17/29	750	849
KeyCorp., 4.79% (SOFR+206bps), 6/1/33, MTN, Callable 6/1/32 @ 100 (a)	2,270	2,304
Level 3 Financing, Inc., 3.88%, 11/15/29, Callable 8/15/29 @ 100 (b)	3,000	2,670
Lincoln National Corp., 3.80% (LIBOR03M+236bps), 5/17/66, Callable 8/11/26 @ 100 (a)	5,018	3,850
Main Street Capital Corp., 3.00%, 7/14/26, Callable 6/14/26 @ 100	3,000	2,665
MB Financial Bank NA, 4.00% (LIBOR03M+187bps), 12/1/27, Callable 12/1/22 @ 100 (a)	7,417	7,339

See notes to financial statements.

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
MetLife, Inc., 9.25%, 4/8/68, Callable 4/8/33 @ 100 (b)	$5,000	$5,973
Morgan Stanley 1.93% (SOFR+102bps), 4/28/32, Callable 4/28/31 @ 100, MTN (a)	7,000	5,771
2.48% (SOFR+136bps), 9/16/36, Callable 9/16/31 @ 100 (a) (c)	11,500	9,262
Mozart Debt Merger Sub, Inc., 3.88%, 4/1/29, Callable 10/1/24 @ 101.94 (b)	2,500	2,257
Nationwide Mutual Insurance Co., 4.12% (LIBOR03M+229bps), 12/15/24, Callable 9/6/22 @ 100 (a) (b)	10,235	10,215
New York Community Bancorp, Inc., 5.90% (LIBOR03M+278bps), 11/6/28, Callable 11/6/23 @ 100 (a)	4,000	4,013
New York Life Global Funding, 1.85%, 8/1/31 (b)	7,750	6,504
OWL Rock Core Income Corp. 5.50%, 3/21/25 (b)	4,000	3,869
3.13%, 9/23/26, Callable 8/23/26 @ 100 (b)	750	652
4.70%, 2/8/27, Callable 1/8/27 @ 100 (b)	1,875	1,730
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer, 5.88%, 10/1/28, Callable 10/1/23 @ 102.94 (b)	500	490
Pine Street Trust I, 4.57%, 2/15/29, Callable 11/15/28 @ 100 (b)	1,750	1,722
Prudential Financial, Inc., 5.87% (LIBOR03M+418bps), 9/15/42, Callable 9/15/22 @ 100 (a)	4,861	4,857
Regions Financial Corp., 5.75% (H15T5Y+543bps), Callable 6/15/25 @ 100 (a) (j) (k)	7,500	7,655
Santander Holdings USA, Inc., 4.40%, 7/13/27, Callable 4/14/27 @ 100	4,318	4,221
Texas Capital Bancshares, Inc., 4.00% (H15T5Y+315bps), 5/6/31, Callable 5/6/26 @ 100 (a)	3,000	2,721
Texas Capital Bank NA, 5.25%, 1/31/26 (j)	10,225	10,320
The Allstate Corp., 5.75% (LIBOR03M+294bps), 8/15/53, Callable 8/15/23 @ 100 (a)	7,000	6,483
The Bank of New York Mellon Corp. 3.75% (H15T5Y+263bps), Callable 12/20/26 @ 100 (a) (k)	1,250	1,086
4.70% (H15T5Y+436bps), Callable 9/20/25 @ 100 (a) (k)	1,000	998
The Charles Schwab Corp., 5.38% (H15T5Y+497bps), Callable 6/1/25 @ 100 (a) (k)	5,500	5,579
The Hartford Financial Services Group, Inc., 3.54% (LIBOR03M+213bps), 2/12/67, Callable 9/6/22 @ 100 (a) (b)	7,500	5,956
The Huntington National Bank, 5.50% (LIBOR03M+509bps), 5/6/30, Callable 5/6/25 @ 100 (a)	1,250	1,253
The PNC Financial Services Group, Inc. 2.31% (SOFR+98bps), 4/23/32, Callable 4/23/31 @ 100 (a)	1,000	866
4.63% (SOFR+185bps), 6/6/33, Callable 6/6/32 @ 100 (a)	3,000	2,973
TIAA FSB Holdings, Inc., 5.75%, 7/2/25, Callable 6/2/25 @ 100	10,000	10,182
Truist Financial Corp. 4.95% (H15T5Y+461bps), Callable 9/1/25 @ 100 (a) (k)	2,000	2,023
5.10% (H15T10Y+435bps), Callable 3/1/30 @ 100 (a) (c) (k)	8,500	8,215
Willis North America, Inc., 2.95%, 9/15/29, Callable 6/15/29 @ 100	4,000	3,554
		270,477
Health Care (3.5%):
AbbVie, Inc., 4.25%, 11/21/49, Callable 5/21/49 @ 100 (c)	1,000	939
Amgen, Inc., 3.00%, 1/15/52, Callable 7/15/51 @ 100	500	379
Baxter International, Inc., 2.54%, 2/1/32, Callable 11/1/31 @ 100	1,500	1,302

See notes to financial statements.

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Bayer U.S. Finance II LLC 2.85%, 4/15/25, Callable 1/15/25 @ 100 (b)	$3,405	$3,282
4.63%, 6/25/38, Callable 12/25/37 @ 100 (b)	5,000	4,617
Biogen, Inc., 2.25%, 5/1/30, Callable 2/1/30 @ 100	3,640	3,110
Bio-Rad Laboratories, Inc., 3.70%, 3/15/32, Callable 12/15/31 @ 100	4,000	3,722
Bon Secours Charity Health System, Inc., 5.25%, 11/1/25	5,000	5,022
Boston Medical Center Corp., 3.91%, 7/1/28	3,000	2,923
Centene Corp., 2.50%, 3/1/31, Callable 12/1/30 @ 100	14,429	12,391
CHS/Community Health System, Inc., 4.75%, 2/15/31, Callable 2/15/26 @ 102.38 (b)	4,600	3,706
CVS Health Corp. 1.88%, 2/28/31, Callable 11/28/30 @ 100	5,000	4,186
4.88%, 7/20/35, Callable 1/20/35 @ 100	5,000	5,189
CVS Pass-Through Trust, 5.93%, 1/10/34 (b)	6,777	7,100
DaVita, Inc., 4.63%, 6/1/30, Callable 6/1/25 @ 102.31 (b)	1,750	1,439
DENTSPLY SIRONA, Inc., 3.25%, 6/1/30, Callable 3/1/30 @ 100	8,750	7,518
Eastern Maine Healthcare Systems, 3.71%, 7/1/26	10,645	10,379
Fresenius Medical Care U.S. Finance III, Inc., 3.75%, 6/15/29, Callable 3/15/29 @ 100 (b)	3,000	2,772
HCA, Inc., 3.50%, 9/1/30, Callable 3/1/30 @ 100	10,750	9,798
Hologic, Inc., 3.25%, 2/15/29, Callable 9/28/23 @ 101.63 (b) (c)	532	483
Illumina, Inc., 2.55%, 3/23/31, Callable 12/23/30 @ 100	6,000	5,058
Prestige Brands, Inc., 3.75%, 4/1/31, Callable 4/1/26 @ 101.88 (b)	3,441	2,958
Royalty Pharma PLC, 2.15%, 9/2/31, Callable 6/2/31 @ 100	3,000	2,480
Tenet Healthcare Corp., 4.25%, 6/1/29, Callable 6/1/24 @ 102.13 (b)	700	651
Universal Health Services, Inc., 2.65%, 1/15/32, Callable 10/15/31 @ 100 (b)	16,104	12,842
		114,246
Industrials (4.9%):
Acuity Brands Lighting, Inc., 2.15%, 12/15/30, Callable 9/15/30 @ 100	5,000	4,087
Air Lease Corp. 3.13%, 12/1/30, Callable 9/1/30 @ 100	2,500	2,122
2.88%, 1/15/32, Callable 10/15/31 @ 100	8,000	6,585
Alaska Airlines Pass Through Trust 8.00%, 2/15/27 (b)	3,609	3,778
4.80%, 2/15/29 (b)	5,295	5,220
American Airlines Pass Through Trust 4.00%, 1/15/27	4,365	3,841
3.60%, 4/15/31	1,567	1,266
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.75%, 4/20/29 (b)	10,800	10,342
Ashtead Capital, Inc., 2.45%, 8/12/31, Callable 5/12/31 @ 100 (b)	2,833	2,276
Aviation Capital Group LLC, 5.50%, 12/15/24, Callable 11/15/24 @ 100 (b)	3,000	2,977
British Airways Pass Through Trust 4.63%, 12/20/25 (b)	6,555	6,422
3.35%, 12/15/30 (b)	1,959	1,714
CoStar Group, Inc., 2.80%, 7/15/30, Callable 4/15/30 @ 100 (b)	9,000	7,562
Delta Air Lines Pass Through Trust, 2.50%, 12/10/29	4,096	3,595
Delta Air Lines, Inc./SkyMiles IP Ltd., 4.75%, 10/20/28 (b)	4,032	3,941
FedEx Corp., 3.90%, 2/1/35	5,000	4,730
GXO Logistics, Inc., 2.65%, 7/15/31, Callable 4/15/31 @ 100	11,000	8,550
Hawaiian Airlines Pass Through Certificates, 3.90%, 7/15/27	5,623	4,744

See notes to financial statements.

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., 5.75%, 1/20/26, Callable 1/20/24 @ 102.88 (b)	$230	$224
JetBlue Pass Through Trust, 7.75%, 5/15/30 (j)	4,217	4,172
Lincoln Center for the Performing Arts, Inc., 3.71%, 12/1/35, Callable 9/1/35 @ 100	1,475	1,391
Pentair Finance Sarl, 5.90%, 7/15/32, Callable 4/15/32 @ 100	3,000	3,117
Quanta Services, Inc., 2.90%, 10/1/30, Callable 7/1/30 @ 100	2,000	1,733
Southwest Airlines Co., 5.13%, 6/15/27, Callable 4/15/27 @ 100	6,000	6,214
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., 8.00%, 9/20/25, Callable 9/20/23 @ 104 (b)	4,174	4,350
Teledyne Technologies, Inc., 2.75%, 4/1/31, Callable 1/1/31 @ 100	1,500	1,287
The Boeing Co. 5.15%, 5/1/30, Callable 2/1/30 @ 100 (c)	9,000	9,079
3.63%, 2/1/31, Callable 11/1/30 @ 100 (c) (j)	3,000	2,755
5.81%, 5/1/50, Callable 11/1/49 @ 100	9,750	9,675
The Timken Co., 4.13%, 4/1/32, Callable 1/1/32 @ 100	5,000	4,704
U.S. Airways Pass Through Trust 6.25%, 10/22/24	1,449	1,440
7.13%, 4/22/25	1,041	1,043
3.95%, 11/15/25	4,763	4,247
United Airlines Pass Through Trust 4.63%, 3/3/24	2,798	2,764
4.15%, 10/11/25 (j)	6,127	5,898
4.30%, 2/15/27	3,140	2,979
3.50%, 11/1/29	3,877	3,336
United Rentals North America, Inc., 3.88%, 2/15/31, Callable 8/15/25 @ 101.94	6,638	6,053
		160,213
Information Technology (1.9%):
Block, Inc., 3.50%, 6/1/31, Callable 3/1/31 @ 100	1,333	1,157
Broadcom, Inc. 2.60%, 2/15/33, Callable 11/15/32 @ 100 (b) (c)	7,000	5,666
3.42%, 4/15/33, Callable 1/15/33 @ 100 (b)	11,500	9,940
Dell International LLC/EMC Corp., 5.30%, 10/1/29, Callable 7/1/29 @ 100	2,000	2,027
Fidelity National Information Services, Inc., 5.10%, 7/15/32, Callable 4/15/32 @ 100	5,000	5,203
Fiserv, Inc., 4.40%, 7/1/49, Callable 1/1/49 @ 100	5,000	4,493
Global Payments, Inc., 4.15%, 8/15/49, Callable 2/15/49 @ 100	4,000	3,190
HP, Inc., 5.50%, 1/15/33, Callable 10/15/32 @ 100	500	503
Micron Technology, Inc., 2.70%, 4/15/32, Callable 1/15/32 @ 100	3,000	2,482
Oracle Corp. 3.85%, 7/15/36, Callable 1/15/36 @ 100	3,750	3,162
3.60%, 4/1/50, Callable 10/1/49 @ 100	6,750	4,912
Qorvo, Inc., 3.38%, 4/1/31, Callable 4/1/26 @ 101.69 (b)	12,000	9,865
ServiceNow, Inc., 1.40%, 9/1/30, Callable 6/1/30 @ 100	2,000	1,630
TSMC Arizona Corp., 2.50%, 10/25/31, Callable 7/25/31 @ 100	2,000	1,756
Twilio, Inc., 3.63%, 3/15/29, Callable 3/15/24 @ 101.81	500	440
Western Digital Corp., 3.10%, 2/1/32, Callable 11/1/31 @ 100	1,800	1,428
Workday, Inc., 3.80%, 4/1/32, Callable 1/1/32 @ 100 (j)	4,750	4,531
		62,385

See notes to financial statements.

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Materials (1.3%):
Albemarle Corp., 5.05%, 6/1/32, Callable 3/1/32 @ 100	$3,000	$3,012
Amcor Flexibles North America, Inc., 2.69%, 5/25/31, Callable 2/25/31 @ 100	5,663	4,858
AptarGroup, Inc., 3.60%, 3/15/32, Callable 12/15/31 @ 100	6,732	6,167
Avery Dennison Corp., 2.25%, 2/15/32, Callable 11/15/31 @ 100	6,281	5,144
Ball Corp., 3.13%, 9/15/31, Callable 6/15/31 @ 100	1,000	876
Berry Global, Inc., 4.88%, 7/15/26, Callable 9/6/22 @ 102.44 (b) (c)	3,361	3,298
Celanese US Holdings LLC, 6.33%, 7/15/29, Callable 5/15/29 @ 100	1,539	1,585
Eagle Materials, Inc., 2.50%, 7/1/31, Callable 4/1/31 @ 100 (c)	7,628	6,190
Glatfelter Corp., 4.75%, 11/15/29, Callable 11/1/24 @ 102.38 (b)	2,829	1,927
LYB International Finance III LLC, 3.38%, 10/1/40, Callable 4/1/40 @ 100	3,000	2,396
Reliance Steel & Aluminum Co., 2.15%, 8/15/30, Callable 5/15/30 @ 100	1,300	1,078
Vulcan Materials Co. 3.50%, 6/1/30, Callable 3/1/30 @ 100	3,000	2,795
4.50%, 6/15/47, Callable 12/15/46 @ 100	5,000	4,610
WRKCo, Inc., 3.00%, 6/15/33, Callable 3/15/33 @ 100 (c)	500	438
		44,374
Real Estate (2.7%):
Alexandria Real Estate Equities, Inc., 1.88%, 2/1/33, Callable 11/1/32 @ 100	8,500	6,674
Boston Properties LP, 2.45%, 10/1/33, Callable 7/1/33 @ 100	11,500	9,138
CBRE Services, Inc., 2.50%, 4/1/31, Callable 1/1/31 @ 100	3,000	2,483
Crown Castle International Corp., 2.90%, 4/1/41, Callable 10/1/40 @ 100	9,000	6,842
Equinix, Inc., 3.90%, 4/15/32, Callable 1/15/32 @ 100	1,000	948
Federal Realty Investment Trust, 3.50%, 6/1/30, Callable 3/1/30 @ 100	3,000	2,774
GLP Capital LP/GLP Financing II, Inc. 4.00%, 1/15/30, Callable 10/15/29 @ 100	3,726	3,365
3.25%, 1/15/32, Callable 10/15/31 @ 100	5,850	4,966
Healthpeak Properties, Inc., 2.88%, 1/15/31, Callable 10/15/30 @ 100	4,000	3,569
Host Hotels & Resorts LP, 3.50%, 9/15/30, Callable 6/15/30 @ 100	9,643	8,375
Invitation Homes Operating Partnership LP, 2.70%, 1/15/34, Callable 10/15/33 @ 100	5,000	3,993
Keenan Development Associates of Tennessee LLC (INS—XL Capital Assurance), 5.02%, 7/15/28 (b)	273	270
Kilroy Realty LP, 2.50%, 11/15/32, Callable 8/15/32 @ 100	4,500	3,622
Nationwide Health Properties, Inc., 6.90%, 10/1/37, MTN	2,000	2,106
Physicians Realty LP, 2.63%, 11/1/31, Callable 8/1/31 @ 100	2,750	2,293
RHP Hotel Properties LP/RHP Finance Corp., 4.50%, 2/15/29, Callable 2/15/24 @ 102.25 (b) (j)	1,175	1,079
RLJ Lodging Trust LP, 3.75%, 7/1/26, Callable 7/1/23 @ 101.88 (b)	750	704
SBA Communications Corp., 3.13%, 2/1/29, Callable 2/1/24 @ 101.56	500	438
SBA Tower Trust 2.33%, 7/15/52, Callable 7/15/26 @ 100 (b)	3,000	2,697
2.59%, 10/15/56 (b)	5,000	4,326
Simon Property Group LP, 2.25%, 1/15/32, Callable 10/15/31 @ 100 (c)	5,000	4,154
VICI Properties LP/VICI Note Co., Inc., 4.13%, 8/15/30, Callable 2/15/25 @ 102.06 (b)	13,434	12,269
		87,085

See notes to financial statements.

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Utilities (1.1%):
Ameren Corp., 3.50%, 1/15/31, Callable 10/15/30 @ 100	$1,500	$1,426
Duke Energy Corp., 2.55%, 6/15/31, Callable 3/15/31 @ 100	3,000	2,628
Duquesne Light Holdings, Inc., 2.78%, 1/7/32, Callable 10/7/31 @ 100 (b)	2,333	1,975
Entergy Corp., 2.40%, 6/15/31, Callable 3/5/31 @ 100	3,000	2,534
NRG Energy, Inc. 2.45%, 12/2/27, Callable 10/2/27 @ 100 (b)	6,300	5,538
4.45%, 6/15/29, Callable 3/15/29 @ 100 (b) (c)	3,907	3,587
South Jersey Industries, Inc., 5.02%, 4/15/31	3,000	2,659
Spire, Inc., 3.54%, 2/27/24, Callable 12/27/23 @ 100	2,270	2,163
Vistra Operations Co. LLC 3.70%, 1/30/27, Callable 11/30/26 @ 100 (b)	6,895	6,470
4.30%, 7/15/29, Callable 4/15/29 @ 100 (b)	6,397	5,912
		34,892
Total Corporate Bonds (Cost $1,132,447)		1,057,761
Yankee Dollars (5.0%)
Communication Services (0.1%):
Rogers Communications, Inc., 3.80%, 3/15/32, Callable 12/15/31 @ 100 (b)	3,500	3,385
Consumer Discretionary (0.4%):
Genm Capital Labuan Ltd., 3.88%, 4/19/31, Callable 1/19/31 @ 100 (b)	5,000	3,827
IHO Verwaltungs GmbH, 6.38%, 5/15/29, Callable 5/15/24 @ 103.19 (b)	6,077	5,212
NCL Corp., Ltd., 5.88%, 2/15/27, Callable 2/15/24 @ 102.94 (b)	1,000	919
Royal Caribbean Cruises Ltd., 5.50%, 4/1/28, Callable 10/1/27 @ 100 (b)	4,000	3,012
		12,970
Consumer Staples (0.2%):
Bacardi Ltd., 2.75%, 7/15/26, Callable 4/15/26 @ 100 (b)	3,000	2,810
Becle SAB de CV, 2.50%, 10/14/31, Callable 7/14/31 @ 100 (b)	3,000	2,498
		5,308
Energy (0.0%): (l)
Harbour Energy PLC, 5.50%, 10/15/26, Callable 10/15/23 @ 102.75 (b)	1,000	905
Transocean Sentry Ltd., 5.38%, 5/15/23, Callable 9/5/22 @ 101.34 (b)	1,121	1,072
		1,977
Financials (2.2%):
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, 5.38%, 4/17/25 (b) (c)	2,143	2,180
Banco Santander SA, 2.96%, 3/25/31	3,000	2,547
Bank of Montreal, 3.09% (H15T5Y+140bps), 1/10/37, Callable 1/10/32 @ 100 (a)	3,000	2,508
Barclays PLC, 3.56% (H15T5Y+3bps), 9/23/35, Callable 9/23/30 @ 100 (a)	3,500	2,914
BNP Paribas, 2.87% (SOFR+1bps), 4/19/32, Callable 4/19/31 @ 100 (a) (b)	3,000	2,534
BNP Paribas SA, 4.63%, 3/13/27 (b)	1,500	1,486
BP Capital Markets PLC 4.38% (H15T5Y+404bps), Callable 6/22/25 @ 100 (a) (c) (k)	4,500	4,440
4.87% (H15T5Y+440bps), Callable 3/22/30 @ 100 (a) (k)	4,000	3,640
Brookfield Finance I UK PLC, 2.34%, 1/30/32, Callable 10/30/31 @ 100	4,000	3,356
Credit Suisse Group AG, 3.09% (SOFR+173bps), 5/14/32, Callable 5/14/31 @ 100 (a) (b)	4,000	3,215

See notes to financial statements.

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Deutsche Bank AG, 3.74% (SOFR+226bps), 1/7/33, Callable 10/7/31 @ 100 (a)	$16,000	$12,180
JAB Holdings BV, 3.75%, 5/28/51, Callable 11/28/50 @ 100 (b)	6,000	4,166
Lloyds Banking Group PLC, 3.57% (LIBOR03M+121bps), 11/7/28, Callable 11/7/27 @ 100 (a)	3,500	3,322
Macquarie Bank Ltd., 3.05% (H15T5Y+170bps), 3/3/36, Callable 3/3/31 @ 100 (a) (b)	3,000	2,438
Mizuho Financial Group, Inc., 2.56%, 9/13/31	3,000	2,471
Nationwide Building Society, 4.00%, 9/14/26 (b)	2,118	2,052
Natwest Group PLC, 3.07% (H15T1Y+255bps), 5/22/28, Callable 5/22/27 @ 100 (a)	3,000	2,777
Santander UK Group Holdings PLC, 2.90% (SOFR+148bps), 3/15/32, Callable 3/15/31 @ 100 (a)	2,000	1,671
Societe Generale SA 6.22% (H15T1Y+320bps), 6/15/33, Callable 6/15/32 @ 100 (a) (b)	3,000	2,941
4.03% (H15T1Y+190bps), 1/21/43, Callable 1/21/42 @ 100 (a) (b)	3,000	2,146
Standard Chartered PLC, 4.87% (LIBOR03M+197bps), 3/15/33, Callable 3/15/28 @ 100 (a) (b) (j)	4,000	3,808
Westpac Banking Corp., 4.11% (H15T5Y+200bps), 7/24/34, Callable 7/24/29 @ 100 (a)	3,000	2,783
		71,575
Health Care (0.2%):
Olympus Corp., 2.14%, 12/8/26, Callable 11/8/26 @ 100 (b)	818	756
Smith & Nephew PLC, 2.03%, 10/14/30, Callable 7/14/30 @ 100	4,000	3,300
STERIS Irish FinCo Unlimited Co., 2.70%, 3/15/31, Callable 12/15/30 @ 100	3,000	2,632
		6,688
Industrials (1.1%):
Air Canada Pass Through Trust 3.88%, 9/15/24 (b)	5,089	4,987
4.13%, 11/15/26 (b)	10,409	9,384
3.75%, 6/15/29 (b)	4,264	3,973
Aircastle Ltd., 4.25%, 6/15/26, Callable 4/15/26 @ 100 (c)	3,000	2,813
Avolon Holdings Funding Ltd. 5.50%, 1/15/26, Callable 12/15/25 @ 100 (b)	3,000	2,930
3.25%, 2/15/27, Callable 12/15/26 @ 100 (b)	2,550	2,233
BAE Systems PLC, 3.40%, 4/15/30, Callable 1/15/30 @ 100 (b)	3,000	2,838
Ferguson Finance PLC, 4.65%, 4/20/32, Callable 1/20/32 @ 100 (b)	5,000	4,871
Sydney Airport Finance Co. Pty Ltd., 3.63%, 4/28/26, Callable 1/28/26 @ 100 (b)	2,000	1,947
		35,976
Information Technology (0.1%):
NXP BV/NXP Funding LLC/NXP USA, Inc., 2.65%, 2/15/32, Callable 11/15/31 @ 100	2,750	2,312
Materials (0.1%):
Freeport Indonesia PT, 5.32%, 4/14/32, Callable 1/1/32 @ 100 (b)	2,000	1,863
Teck Resources Ltd., 6.13%, 10/1/35	3,000	3,197
		5,060

See notes to financial statements.

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Real Estate (0.3%):
Ontario Teachers' Cadillac Fairview Properties Trust, 2.50%, 10/15/31, Callable 7/15/31 @ 100 (b)	$10,750	$9,425
Sovereign Bond (0.1%):
Bermuda Government International Bond, 2.38%, 8/20/30, Callable 5/20/30 @ 100 (b)	3,000	2,627
Utilities (0.2%):
Empresa Electrica Cochrane SpA, 5.50%, 5/14/27 (b)	—	—
Enel SpA, 8.75% (USSW5+588bps), 9/24/73, Callable 9/24/23 @ 100 (a) (b)	5,508	5,671
		5,671
Total Yankee Dollars (Cost $180,896)		162,974
Municipal Bonds (3.2%)
Alabama (0.1%):
Auburn University Revenue, Series C, 1.85%, 6/1/31, Continuously Callable @100	750	639
City of Homewood AL, GO, Series B, 1.89%, 9/1/32, Continuously Callable @100	1,850	1,514
City of Trussville AL, GO, Series B, 1.78%, 10/1/31, Continuously Callable @100	1,000	825
		2,978
Arizona (0.2%):
City of Phoenix Civic Improvement Corp. Revenue 1.59%, 7/1/29	2,000	1,759
1.84%, 7/1/31, Continuously Callable @100	1,000	860
The University of Arizona Revenue, Series A, 1.82%, 6/1/30	3,070	2,603
		5,222
California (0.0%): (l)
City of Los Angeles Department of Airports Revenue, Series C, 1.96%, 5/15/33, Continuously Callable @100	675	551
Colorado (0.1%):
City & County of Denver Co. Airport System Revenue, Series C, 2.52%, 11/15/32, Continuously Callable @100	5,000	4,355
District of Columbia (0.1%):
District of Columbia Revenue 2.25%, 4/1/27	800	739
2.68%, 4/1/31	1,500	1,311
		2,050
Florida (0.2%):
City of Gainesville Florida Revenue, 2.04%, 10/1/30	2,500	2,140
County of Miami-Dade Florida Aviation Revenue, Series B, 2.61%, 10/1/32, Continuously Callable @100	1,000	878
County of Miami-Dade Seaport Department Revenue, Series B-3, 2.34%, 10/1/33, Continuously Callable @100	5,000	4,088
		7,106

See notes to financial statements.

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Hawaii (0.3%):
State of Hawaii Department of Business Economic Development & Tourism Revenue, Series A-2, 3.24%, 1/1/31	$11,529	$11,429
Illinois (0.1%):
Chicago O'Hare International Airport Revenue, Series D, 2.45%, 1/1/31	2,000	1,755
Chicago Transit Authority Sales Tax Receipts Fund Revenue, Series B, 3.10%, 12/1/30	750	688
Illinois Finance Authority Revenue, 5.45%, 8/1/38	1,500	1,515
		3,958
Indiana (0.1%):
Indiana Finance Authority Revenue Series B, 3.08%, 9/15/27	1,130	1,032
Series B, 3.18%, 9/15/28	1,000	902
		1,934
Louisiana (0.1%):
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue, 4.48%, 8/1/39	2,245	2,283
Louisiana Public Facilities Authority Revenue, 2.28%, 6/1/30 (m)	1,750	1,536
		3,819
Maryland (0.3%):
Maryland Economic Development Corp. Revenue Series B, 4.05%, 6/1/27	2,295	2,261
Series B, 4.15%, 6/1/28	2,390	2,354
Series B, 4.25%, 6/1/29	2,490	2,452
Series B, 4.35%, 6/1/30	1,330	1,312
Series B, 4.40%, 6/1/31	1,385	1,364
		9,743
Massachusetts (0.1%):
Massachusetts State College Building Authority Revenue 1.80%, 5/1/29	2,995	2,587
Series A, 1.80%, 5/1/29	5	5
		2,592
Michigan (0.1%):
Michigan Finance Authority Revenue, 2.95%, 12/1/30	2,500	2,359
New Jersey (0.4%):
City of Atlantic, GO Series A, 4.23%, 9/1/25	2,525	2,517
Series A, 4.29%, 9/1/26	2,410	2,404
New Jersey Economic Development Authority Revenue, Series C, 5.71%, 6/15/30	2,500	2,723
New Jersey Transportation Trust Fund Authority Revenue, Build America Bond, Series C, 5.75%, 12/15/28	3,000	3,161
Rutgers The State University of New Jersey Revenue, Series S, 1.76%, 5/1/29	2,000	1,760

See notes to financial statements.

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
South Jersey Transportation Authority Revenue Series B, 3.12%, 11/1/26	$450	$434
Series B, 3.36%, 11/1/28	1,375	1,317
		14,316
New York (0.3%):
Metropolitan Transportation Authority Revenue, Build America Bond, Series E, 6.73%, 11/15/30	5,000	5,565
New York City Industrial Development Agency Revenue 2.68%, 3/1/33	1,000	863
2.34%, 1/1/35	1,000	794
2.44%, 1/1/36	1,250	980
New York State Dormitory Authority Revenue, 2.01%, 7/1/28	750	683
		8,885
Oklahoma (0.0%): (l)
The University of Oklahoma Revenue, Series C, 2.45%, 7/1/32, Continuously Callable @100	1,200	1,026
Pennsylvania (0.3%):
City of Philadelphia PA Water & Wastewater Revenue Series B, 1.73%, 11/1/28	1,000	870
Series B, 1.88%, 11/1/29	1,000	862
City of Philadelphia, GO, Series A, 2.71%, 7/15/29	1,000	921
City of Pittsburgh PA, GO Series B, 1.62%, 9/1/29	1,570	1,389
Series B, 1.80%, 9/1/31, Continuously Callable @100	1,200	1,039
Pennsylvania Economic Development Financing Authority Revenue 2.62%, 3/1/29	1,855	1,689
Series B, 3.20%, 11/15/27	1,000	971
Public Parking Authority of Pittsburgh Revenue, 2.23%, 12/1/28	730	656
		8,397
Tennessee (0.0%): (l)
Metropolitan Government Nashville & Davidson County Sports Authority Revenue, Series C, 2.45%, 8/1/32, Continuously Callable @100	1,500	1,264
Texas (0.4%):
Central Texas Regional Mobility Authority Revenue, Series C, 2.19%, 1/1/29	855	758
City of Houston TX Airport System Revenue, Series C, 2.39%, 7/1/31, Continuously Callable @100	2,000	1,763
County of Bexar TX Revenue, 2.43%, 8/15/33, Continuously Callable @100	1,500	1,230
Dallas/Fort Worth International Airport Revenue, Series C, 2.25%, 11/1/31, Continuously Callable @100	2,585	2,247
Harris County Cultural Education Facilities Finance Corp. Revenue 2.79%, 11/15/29	1,385	1,263
Series B, 2.71%, 5/15/27	1,600	1,531
Series D, 2.30%, 7/1/35	500	393
Tarrant County Cultural Education Facilities Finance Corp. Revenue, 2.41%, 9/1/31, Continuously Callable @100	1,000	849
Uptown Development Authority Tax Allocation, Series B, 2.68%, 9/1/32, Continuously Callable @100	400	344

See notes to financial statements.

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Waco Educational Finance Corp. Revenue, 1.79%, 3/1/29	$1,500	$1,311
		11,689
Total Municipal Bonds (Cost $112,050)		103,673
U.S. Government Agency Mortgages (3.0%)
Federal Home Loan Mortgage Corp. Series K025, Class X1, 0.75%, 10/25/22 (d) (e)	49,580	36
5.50%, 4/1/36	40	44
		80
Federal National Mortgage Association Series M7, Class A2, 2.96%, 2/25/27 (d)	2,404	2,369
2.50%, 7/1/27-11/1/34 (c)	7,431	7,290
3.50%, 9/1/47-2/1/50	16,474	16,497
3.50%, 3/1/48-9/1/49 (c)	8,425	8,414
4.00%, 1/1/49-5/1/52	24,500	24,736
4.00%, 8/1/49 (c)	1,654	1,679
4.50%, 6/1/52	13,361	13,614
5.00%, 6/1/52	9,925	10,212
5.50%, 6/1/52	4,994	5,184
6.00%, 7/1/52	6,315	6,494
		96,489
Total U.S. Government Agency Mortgages (Cost $100,893)		96,569
U.S. Treasury Obligations (17.8%)
U.S. Treasury Bonds 1.13%, 5/15/40 (c)	80,000	57,100
2.38%, 2/15/42	101,500	88,321
3.25%, 5/15/42	30,000	30,037
2.50%, 2/15/45 (c)	26,000	22,523
3.38%, 11/15/48 (c)	10,000	10,387
1.25%, 5/15/50 (c)	5,000	3,260
2.88%, 5/15/52	10,000	9,675
U.S. Treasury Notes 1.63%, 8/15/29 (c)	130,000	121,327
0.63%, 8/15/30 (c)	53,000	45,240
0.88%, 11/15/30	55,000	47,833
1.13%, 2/15/31	87,000	77,022
1.88%, 2/15/32	72,500	67,686
Total U.S. Treasury Obligations (Cost $620,183)		580,411
Commercial Paper (2.3%) (m)
Aviation Capital Group LLC 3.01%, 8/1/22 (b)	10,000	9,998
4.88%, 8/2/22 (b)	19,300	19,295
Crown Castle International Corp., 3.34%, 8/10/22 (b)	5,000	4,995

See notes to financial statements.

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
FMC Corp. 8.46%, 8/1/22 (b)	$21,500	$21,495
Jabil, Inc. 4.89%, 8/3/22 (b)	10,000	9,996
4.41%, 8/4/22 (b)	9,000	8,996
Total Commercial Paper (Cost $74,791)		74,775
Collateral for Securities Loaned (0.6%)^
HSBC U.S. Government Money Market Fund, I Shares, 2.15% (n)	21,423,566	21,424
Total Collateral for Securities Loaned (Cost $21,424)		21,424
Total Investments (Cost $3,511,816) — 100.8%		3,293,053
Liabilities in excess of other assets — (0.8)%		(26,184)
NET ASSETS — 100.00%		$3,266,869

At July 31, 2022, the Fund's investments in foreign securities were 10.4% of net assets.

^  Purchased with cash collateral from securities on loan.

(a)  Variable or Floating-Rate Security. Rate disclosed is as of July 31, 2022.

(b)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid (unless otherwise noted as illiquid) based upon procedures approved by the Board of Trustees. As of July 31, 2022, the fair value of these securities was $1,490,601 thousands and amounted to 45.6% of net assets.

(c)  All or a portion of this security has been segregated as collateral for derivative instruments, delayed-delivery and/or when-issued securities.

(d)  The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate disclosed is the rate in effect at July 31, 2022.

(e)  Security is interest only.

(f)  Security or portion of security purchased on a delayed-delivery and/or when-issued basis.

(g)  Zero-coupon bond.

(h)  Rounds to less than $1 thousand.

(i)  The rates for this senior secured loan will be known on settlement date of the loan, subsequent to this report date. Senior secured loans have rates that will fluctuate over time in line with prevailing interest rates.

(j)  All or portion of this security is on Loan.

(k)  Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

(l)  Amount represents less than 0.05% of net assets.

(m)  Rate represents the effective yield at July 31, 2022.

(n)  Rate disclosed is the daily yield on July 31, 2022.

See notes to financial statements.

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2022

bps — Basis points

Continuously callable — Investment is continuously callable or will be continuously callable on any date after the first call date until its maturity.

GO — General Obligation

H15T1Y — 1 Year Treasury Constant Maturity Rate

H15T5Y — 5 Year Treasury Constant Maturity Rate

H15T10Y — 10 Year Treasury Constant Maturity Rate

LIBOR — London Interbank Offered Rate

LIBOR01M — 1 Month US Dollar LIBOR, rate disclosed as of July 31, 2022, based on the last reset date of the security

LIBOR03M — 3 Month US Dollar LIBOR, rate disclosed as of July 31, 2022, based on the last reset date of the security

LIBOR06M — 6 Month US Dollar LIBOR, rate disclosed as of July 31, 2022, based on the last reset date of the security

LLC — Limited Liability Company

LP — Limited Partnership

MTN — Medium Term Note

PLC — Public Limited Company

SOFR — Secured Overnight Financing Rate

SOFR30A — 30-day average of SOFR, rate disclosed as of July 31, 2022.

SOFR01M — 1 Month SOFR, rate disclosed as of July 31, 2022.

SOFR03M — 3 Month SOFR, rate disclosed as of July 31, 2022.

TSFR — Term SOFR

TSFR1M — 1 month Term SOFR, rate disclosed as of July 31, 2022.

TSFR3M — 3 month Term SOFR, rate disclosed as of July 31, 2022.

USSW5 — USD 5 Year Swap Rate, rate disclosed as of July 31, 2022.

Credit Enhancements — Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

INS  Principal and interest payments are insured by the name listed. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

See notes to financial statements.

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2022

Futures Contracts Purchased

(Amounts not in thousands)

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
10-Year U.S. Treasury Note Futures	500	9/21/22	$59,949,257	$60,570,312	$621,055
2-Year U.S. Treasury Note Futures	5	9/30/22	1,055,911	1,052,305	(3,606)
30-Year U.S. Treasury Bond Futures	675	9/21/22	94,243,960	97,200,000	2,956,040
5-Year U.S. Treasury Note Futures	10	9/30/22	1,132,915	1,137,266	4,351
					$3,577,840
Total unrealized appreciation					$3,581,446
Total unrealized depreciation					(3,606)
Total net unrealized appreciation (depreciation)					$3,577,840

See notes to financial statements.

USAA Mutual Funds Trust	Statement of Assets and Liabilities July 31, 2022

(Amounts in Thousands, Except Per Share Amounts)

	USAA Intermediate- Term Bond Fund
Assets:
Investments, at value (Cost $3,511,816)	$3,293,053	(a)
Cash	387
Deposit with broker for futures contracts	17,137
Receivables:
Interest and dividends	21,597
Capital shares issued	1,668
Investments sold	23,200
Variation margin on open futures contracts	648
From Adviser	58
Prepaid expenses	51
Total Assets	3,357,799
Liabilities:
Payables:
Collateral received on loaned securities	21,424
Distributions	264
Investments purchased	63,101
Capital shares redeemed	4,328
Variation margin on open futures contracts	1
Accrued expenses and other payables:
Investment advisory fees	1,003
Administration fees	334
Custodian fees	49
Transfer agent fees	283
Compliance fees	3
Trustees' fees	2
12b-1 fees	7
Other accrued expenses	131
Total Liabilities	90,930

(continues on next page)

See notes to financial statements.

USAA Mutual Funds Trust	Statement of Assets and Liabilities July 31, 2022

(Amounts in Thousands, Except Per Share Amounts)  (continued)

USAA Intermediate- Term Bond Fund
Net Assets:
Capital	$3,572,854
Total accumulated earnings/(loss)	(305,985)
Net Assets	$3,266,869
Net Assets
Fund Shares	$1,549,932
Institutional Shares	1,499,048
Class A	52,190
Class C	2,059
R6 Shares	163,640
Total	$3,266,869
Shares (unlimited number of shares authorized with no par value):
Fund Shares	162,575
Institutional Shares	157,207
Class A	5,481
Class C	216
R6 Shares	17,159
Total	342,638
Net asset value, offering and redemption price per share: (b)
Fund Shares	$9.53
Institutional Shares	9.54
Class A	9.52
Class C (c)	9.53
R6 Shares	9.54
Maximum Sales Charge — Class A	2.25%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A	$9.74

(a)  Includes $20,839 thousand of securities on loan.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

(c)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

USAA Mutual Funds Trust	Statement of Operations For the Year Ended July 31, 2022

(Amounts in Thousands)

USAA Intermediate- Term Bond Fund
Investment Income:
Dividends	$1,737
Interest	106,908
Securities lending (net of fees)	121
Total Income	108,766
Expenses:
Investment advisory fees	13,067
Administration fees — Fund Shares	2,620
Administration fees — Institutional Shares	1,642
Administration fees — Class A	73
Administration fees — Class C	3
Administration fees — R6 Shares	69
Sub-Administration fees	28
12b-1 fees — Class A	122
12b-1 fees — Class C	23
Custodian fees	306
Transfer agent fees — Fund Shares	1,742
Transfer agent fees — Institutional Shares	1,642
Transfer agent fees — Class A	49
Transfer agent fees — Class C	2
Transfer agent fees — R6 Shares	14
Trustees' fees	50
Compliance fees	26
Legal and audit fees	109
State registration and filing fees	127
Interfund lending fees	1
Other expenses	455
Total Expenses	22,170
Expenses waived/reimbursed by Adviser	(276)
Net Expenses	21,894
Net Investment Income (Loss)	86,872
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	(65,595)
Net realized gains (losses) from futures contracts	(12,683)
Net change in unrealized appreciation/depreciation on investment securities	(362,280)
Net change in unrealized appreciation/depreciation on futures contracts	332
Net realized/unrealized gains (losses) on investments	(440,226)
Change in net assets resulting from operations	$(353,354)

See notes to financial statements.

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Intermediate- Term Bond Fund
	Year Ended July 31, 2022	Year Ended July 31, 2021
From Investments:
Operations:
Net Investment Income (Loss)	$86,872	$95,661
Net realized gains (losses)	(78,278)	111,896
Net change in unrealized appreciation/depreciation	(361,948)	(26,735)
Change in net assets resulting from operations	(353,354)	180,822
Distributions to Shareholders:
Fund Shares	(89,596)	(117,150)
Institutional Shares	(84,811)	(107,060)
Class A	(2,286)	(2,629)
Class C	(90)	(50)
R6 Shares	(7,269)	(2,025)
Change in net assets resulting from distributions to shareholders	(184,052)	(228,914)
Change in net assets resulting from capital transactions	(143,545)	171,322
Change in net assets	(680,951)	123,230
Net Assets:
Beginning of period	3,947,820	3,824,590
End of period	$3,266,869	$3,947,820
Capital Transactions:
Fund Shares
Proceeds from shares issued	$180,520	$271,402
Distributions reinvested	87,208	113,766
Cost of shares redeemed	(365,222)	(409,467)
Total Fund Shares	$(97,494)	$(24,299)
Institutional Shares
Proceeds from shares issued	$523,253	$381,200
Distributions reinvested	82,792	104,489
Cost of shares redeemed	(761,725)	(354,935)
Total Institutional Shares	$(155,680)	$130,754
Class A
Proceeds from shares issued	$21,469	$7,156
Distributions reinvested	2,213	2,563
Cost of shares redeemed	(11,138)	(8,191)
Total Class A	$12,544	$1,528
Class C
Proceeds from shares issued	$947	$2,484
Distributions reinvested	89	50
Cost of shares redeemed	(1,188)	(19)
Total Class C	$(152)	$2,515
R6 Shares
Proceeds from shares issued	$135,288	$66,952
Distributions reinvested	7,221	1,669
Cost of shares redeemed	(45,272)	(7,797)
Total R6 Shares	$97,237	$60,824
Change in net assets resulting from capital transactions	$(143,545)	$171,322

(continues on next page)

See notes to financial statements.

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	USAA Intermediate- Term Bond Fund
	Year Ended July 31, 2022	Year Ended July 31, 2021
Share Transactions:
Fund Shares
Issued	17,357	24,607
Reinvested	8,379	10,340
Redeemed	(35,775)	(37,150)
Total Fund Shares	(10,039)	(2,203)
Institutional Shares
Issued	49,628	34,747
Reinvested	7,963	9,495
Redeemed	(72,261)	(32,129)
Total Institutional Shares	(14,670)	12,113
Class A
Issued	2,111	652
Reinvested	214	233
Redeemed	(1,090)	(745)
Total Class A	1,235	140
Class C
Issued	90	225
Reinvested	9	5
Redeemed	(113)	(2)
Total Class C	(14)	228
R6 Shares
Issued	13,129	6,143
Reinvested	700	151
Redeemed	(4,597)	(717)
Total R6 Shares	9,232	5,577
Change in Shares	(14,256)	15,855

See notes to financial statements.

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses)	Total from Investment Activities	Net Investment Income	Net Realized Gains From Investments
USAA Intermediate-Term Bond Fund
Fund Shares
Year Ended July 31: 2022	$11.06	0.25	(h)	(1.25)	(1.00)	(0.25)	(0.28)
2021	$11.21	0.28	(h)	0.25	0.53	(0.28)	(0.40)
2020	$10.78	0.36	(h)	0.58	0.94	(0.36)	(0.15)
2019	$10.33	0.38		0.46	0.84	(0.39)	—
2018	$10.70	0.37		(0.37)	—	(0.37)	—
Institutional Shares
Year Ended July 31: 2022	$11.06	0.25	(h)	(1.24)	(0.99)	(0.25)	(0.28)
2021	$11.22	0.28	(h)	0.24	0.52	(0.28)	(0.40)
2020	$10.78	0.37	(h)	0.59	0.96	(0.37)	(0.15)
2019	$10.33	0.39		0.45	0.84	(0.39)	—
2018	$10.70	0.38		(0.37)	0.01	(0.38)	—
Class A
Year Ended July 31: 2022	$11.05	0.22	(h)	(1.25)	(1.03)	(0.22)	(0.28)
2021	$11.20	0.25	(h)	0.25	0.50	(0.25)	(0.40)
2020	$10.77	0.33	(h)	0.58	0.91	(0.33)	(0.15)
2019	$10.32	0.35		0.45	0.80	(0.35)	—
2018	$10.69	0.34		(0.37)	(0.03)	(0.34)	—
Class C
Year Ended July 31: 2022	$11.05	0.15	(h)	(1.23)	(1.08)	(0.16)	(0.28)
2021	$11.20	0.16	(h)	0.27	0.43	(0.18)	(0.40)
June 29, 2020 (j) through July 31, 2020	$10.99	0.02	(h)	0.21	0.23	(0.02)	—
R6 Shares
Year Ended July 31: 2022	$11.06	0.27	(h)	(1.24)	(0.97)	(0.27)	(0.28)
2021	$11.22	0.29	(h)	0.25	0.54	(0.30)	(0.40)
2020	$10.79	0.37	(h)	0.59	0.96	(0.38)	(0.15)
2019	$10.33	0.41		0.46	0.87	(0.41)	—
2018	$10.71	0.39		(0.38)	0.01	(0.39)	—

(a)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

(b)  Not annualized for periods less than one year.

(c)  From the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(d)  Annualized for periods less than one year.

(e)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019 and in effect through November 30, 2023, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 5 of the accompanying Notes to Financial Statements.

See notes to financial statements.

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(a)(b)	Net Expenses(c)(d)(e)(f)	Net Investment Income (Loss)(d)	Gross Expenses(d)(f)	Net Assets, End of Period (000's)	Portfolio Turnover(b)(g)
USAA Intermediate-Term Bond Fund
Fund Shares
Year Ended July 31: 2022	(0.53)	$9.53	(9.39)%	0.65%	2.39%	0.65%	$1,549,932	65%
2021	(0.68)	$11.06	4.83%	0.63%	2.50%	0.63%	$1,909,199	69%
2020	(0.51)	$11.21	8.94%	0.58%	3.32%	0.58%	$1,960,334	73	%(i)
2019	(0.39)	$10.78	8.28%	0.64%	3.71%	0.64%	$1,949,989	35%
2018	(0.37)	$10.33	(0.03)%	0.63%	3.50%	0.63%	$1,907,941	15%
Institutional Shares
Year Ended July 31: 2022	(0.53)	$9.54	(9.24)%	0.58%	2.46%	0.60%	$1,499,048	65%
2021	(0.68)	$11.06	4.80%	0.57%	2.56%	0.59%	$1,901,458	69%
2020	(0.52)	$11.22	9.11%	0.51%	3.39%	0.52%	$1,791,887	73	%(i)
2019	(0.39)	$10.78	8.35%	0.58%	3.77%	0.58%	$1,798,154	35%
2018	(0.38)	$10.33	0.04%	0.56%	3.57%	0.56%	$1,964,377	15%
Class A
Year Ended July 31: 2022	(0.50)	$9.52	(9.64)%	0.92%	2.16%	0.92%	$52,190	65%
2021	(0.65)	$11.05	4.55%	0.91%	2.22%	0.92%	$46,911	69%
2020	(0.48)	$11.20	8.66%	0.86%	3.06%	0.86%	$45,991	73	%(i)
2019	(0.35)	$10.77	7.97%	0.93%	3.42%	0.93%	$50,892	35%
2018	(0.34)	$10.32	(0.31)%	0.90%	3.22%	0.90%	$53,308	15%
Class C
Year Ended July 31: 2022	(0.44)	$9.53	(10.11)%	1.54%	1.51%	1.99%	$2,059	65%
2021	(0.58)	$11.05	3.90%	1.53%	1.50%	2.60%	$2,544	69%
June 29, 2020 (j) through July 31, 2020	(0.02)	$11.20	2.09%	1.53%	2.06%	175.78%	$19	73	%(i)
R6 Shares
Year Ended July 31: 2022	(0.55)	$9.54	(9.08)%	0.41%	2.70%	0.43%	$163,640	65%
2021	(0.70)	$11.06	4.97%	0.42%	2.65%	0.46%	$87,708	69%
2020	(0.53)	$11.22	9.14%	0.39%	3.45%	0.46%	$26,359	73	%(i)
2019	(0.41)	$10.79	8.66%	0.39%	3.96%	0.74%	$5,513	35%
2018	(0.39)	$10.33	0.12%	0.39%	3.74%	0.80%	$4,994	15%

(f)  Does not include acquired fund fees and expenses, if any.

(g)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(h)  Per share net investment income (loss) has been calculated using the average daily shares method.

(i)  Reflects increased trading activity due to current year transition or asset allocation shift.

(j)  Commencement of operations.

See notes to financial statements.

USAA Mutual Funds Trust	Notes to Financial Statements July 31, 2022

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 45 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Intermediate-Term Bond Fund (the "Fund"). The Fund offers five classes of shares: Fund Shares, Institutional Shares, Class A, Class C, and R6 Shares. The Fund is classified as diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges, except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

Victory Capital Management Inc. ("VCM" or the "Adviser") has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees' (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies, other than ETFs, are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities are valued each business day by a pricing service approved by the Board. The approved pricing service uses the evaluated bid or the last sale price to value securities. Debt obligations maturing within 60 days may be valued at amortized cost, provided that the amortized cost represents the fair value of such securities. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of July 31, 2022, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$448,023	$—	$448,023
Collateralized Mortgage Obligations	—	615,734	—	615,734
Preferred Stocks	16,918	—	—	16,918
Senior Secured Loans	—	114,791	—	114,791
Corporate Bonds	—	1,057,761	—	1,057,761
Yankee Dollars	—	162,974	—	162,974
Municipal Bonds	—	103,673	—	103,673
U.S. Government Agency Mortgages	—	96,569	—	96,569
U.S. Treasury Obligations	—	580,411	—	580,411
Commercial Paper	—	74,775	—	74,775
Collateral for Securities Loaned	21,424	—	—	21,424
Total	$38,342	$3,254,711	$—	$3,293,053
Other Financial Investments*
Assets:
Futures Contracts	$3,582	$—	$—	$3,582
Liabilities:
Futures Contracts	(4)	—	—	(4)
Total	$3,578	$—	$—	$3,578

*  Futures contracts are valued at the unrealized appreciation (depreciation) on the investment.

For the year ended July 31, 2022, there were no transfers into/out of Level 3.

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

Investment Companies:

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Securities Purchased on a Delayed-Delivery or When-Issued Basis:

The Fund may purchase securities on a delayed-delivery or when-issued basis. Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis, or for delayed draws on loans can take place a month or more after the trade date. At the time the Fund makes the commitment to purchase a security on a delayed-delivery or when-issued basis, the Fund records the transaction and reflects the value of the security in determining NAV. No interest accrues to the Fund until the transaction settles and payment takes place. A segregated account is established and the Fund maintains cash and/or marketable securities at least equal in value to commitments for delayed-delivery or when-issued securities. If the Fund owns delayed-delivery or when-issued securities, these values are included in Payables for Investments purchased on the accompanying Statement of Assets and Liabilities and the segregated assets are identified on the Schedule of Portfolio Investments.

Municipal Obligations:

The values of municipal obligations can fluctuate and may be affected by adverse tax, legislative, or political changes, and by financial developments affecting municipal issuers. Payments of municipal obligations may depend on a relatively limited source of revenue, resulting in greater credit risk. Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations.

Mortgage- and Asset-Backed Securities:

The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The values of mortgage- and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market's perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as "Ginnie Mae"), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as "Fannie Mae" and "Freddie Mac," respectively), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

Leveraged Loans:

The Fund may invest in leveraged loans, a type of bank loan. Leveraged loans are adjustable-rate bank loans made to companies rated below investment grade. The interest rates on leveraged loans are reset periodically based upon the fluctuations of a base interest rate such as London Interbank Offered Rate ("LIBOR") and a "spread" above that base interest rate that represents a risk premium to the lending banks and/or other participating investors. Many bank loans bear an adjustable rate of interest; however, leveraged loans provide for a greater "spread" over the base interest rate than other bank loans because they are considered to represent a greater credit risk. Because they are perceived to represent a greater credit risk, leveraged loans possess certain attributes that are similar to high-yield securities. However, because they are often secured by collateral of the borrower, leveraged loans possess certain attributes that are similar to other bank loans.

Below-Investment-Grade Securities:

The Fund may invest in below-investment-grade securities (i.e., lower-quality, "junk" debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment-grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about their issuers, the market and the economy in general, than higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

Derivative Instruments:

Futures Contracts:

The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. The Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions. The collateral held by the Fund is reflected on the Statement of Assets and Liabilities under Deposit with broker for futures contracts.

During the year ended July 31, 2022, the Fund held futures contracts primarily for the strategy of gaining exposure to a particular asset class or securities market.

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

Summary of Derivative Instruments:

The following table summarizes the fair values of derivative instruments on the Statement of Assets and Liabilities, categorized by risk exposure, as of July 31, 2022 (amounts in thousands):

	Assets	Liabilities
	Variation Margin Receivable on Open Futures Contracts*	Variation Margin Payable on Open Futures Contracts*
Interest Rate Exposure	$3,582	$4

*  Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported on the Schedule of Portfolio Investments. Only current day's variation margin for futures contracts is reported within the Statement of Assets and Liabilities.

The following table presents the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended July 31, 2022 (amounts in thousands):

	Net Realized Gains (Losses) on Derivatives Recognized as a Result of Operations	Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
	Net Realized Gains (Losses) from Futures Contracts	Net Change in Unrealized Appreciation/Depreciation on Futures Contracts
Interest Rate Risk Exposure	$(12,683)	$332

All open derivative positions at year end are reflected on the Fund's Schedule of Portfolio Investments. The underlying face value of open derivative positions relative to the Fund's net assets at year end is generally representative of the notional amount of open positions to net assets throughout the year.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis. Paydown gains or losses on applicable securities, if any, are recorded as components of Interest income on the Statement of Operations.

The Fund may receive other income from investments in loan assignments and/or unfunded commitments, including amendment fees, consent fees, and commitment fees. These fees are recorded as income when received. These amounts, if received, are included in Interest income on the Statement of Operations.

Securities Lending:

The Fund, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Fund's Schedule of Portfolio Investments. The Fund effectively does not have control of the non-cash collateral and therefore it is not disclosed on the Fund's Schedule of Portfolio Investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or repledged, except to satisfy borrower default.

The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of July 31, 2022.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$20,839	$—	$21,424

Federal Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of July 31.

For the year ended July 31, 2022, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, printing fees, and 12b-1 fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended July 31, 2022, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities		U.S. Government Securities
Purchases	Sales	Purchases	Sales
$1,705,549	$1,569,451	$582,932	$735,162

4. Affiliated Fund Ownership:

The Fund offers its shares for investment by other USAA Mutual Funds. The fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control, and the affiliated fund-of-funds' annual and semi-annual reports may be viewed at www.vcm.com. As of July 31, 2022, certain fund-of-funds owned a percentage of total outstanding shares of the Fund as follows:

Affiliated USAA Mutual Funds	Ownership %
USAA Cornerstone Conservative Fund	1.3
USAA Target Retirement Income Fund	0.8
USAA Target Retirement 2030 Fund	1.6
USAA Target Retirement 2040 Fund	1.1
USAA Target Retirement 2050 Fund	0.5
USAA Target Retirement 2060 Fund	0.1

5. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.50% of the first $50 million of the Fund's average daily net assets, 0.40% of that portion of the Fund's average daily net assets over $50 million but not over $100 million, and 0.30% of that portion of the Fund's average daily net assets over $100 million. Amounts incurred and paid to VCM for the year ended July 31, 2022, are reflected on the Statement of Operations as Investment advisory fees.

The performance adjustment for each share class is accrued daily and calculated monthly by comparing the respective class' performance to that of the Lipper Core Plus Bond Funds Index. The Lipper Core Plus Bond Funds Index tracks the total return performance of the largest funds within the Lipper Core Plus Bond Funds category.

The performance period for each share class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)
+/- 20 to 50	+/- 4
+/- 51 to 100	+/- 5
+/- 101 and greater	+/- 6

(a) Based on the difference between the average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

Each class' annual performance adjustment rate is multiplied by the average daily net assets of the respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Core Plus Bond Funds Index over that period, even if the class has overall negative returns during the performance period.

For the period August 1, 2021, to July 31, 2022, performance adjustments were $1,102, $1,030, $23, less than $1, and $28 for Fund Shares, Institutional Shares, Class A, Class C, and R6 Shares, in thousands, respectively. Performance adjustments were 0.06%, 0.06%, 0.05%, less than 0.01%, and 0.02% for Fund Shares, Institutional Shares, Class A, Class C, and R6 Shares, respectively. The performance adjustment rate included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36 month performance periods.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019, permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended July 31, 2022, the Fund had no subadvisers.

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.15%, 0.10%, 0.15%, 0.15%, and 0.05%, which is based on the Fund's average daily net assets of the Fund Shares, Institutional Shares, Class A, Class C, and R6 Shares, respectively. Amounts incurred for the year ended July 31, 2022, are reflected on the Statement of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended July 31, 2022, are reflected on the Statement of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the year ended July 31, 2022, are reflected on the Statement of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent fees for Institutional Shares, Class A, Class C, and R6 Shares, are paid monthly based on a fee accrued daily at an annualized rate of 0.10%, 0.10%, 0.10%,and 0.01%,

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

respectively, of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the year ended July 31, 2022, are reflected on the Statement of Operations as Transfer agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A and 1.00% of the average daily net assets of Class C. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activity primarily intended to result in the sale of Class A and Class C. Amounts incurred and paid to the Distributor for the year ended July 31, 2022, are reflected on the Statement of Operations as 12b-1 fees.

In addition, the Distributor is entitled to receive commissions in connection with sales of Class A and Class C. For the year ended July 31, 2022, the Distributor received $2 thousand from commissions earned in connection with sales of Class A.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended July 31, 2022, are reflected on the Statement of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least November 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Performance adjustments acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of July 31, 2022, the expense limits (excluding voluntary waivers) were 0.59%, 0.52%, 0.87%, 1.53%, and 0.39% for Fund Shares, Institutional Shares, Class A, Class C, and R6 Shares, respectively.

Under the terms of the expense limitation agreement, as amended June 29, 2022, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limit in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount.

As of July 31, 2022, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayments are not probable at July 31, 2022.

Expires 2023	Expires 2024	Expires 2025	Total
$200	$280	$276	$756

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended July 31, 2022.

Certain officers and/or interested trustees of the Fund are also officers and/ or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

6. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Debt Securities Risk — The value of a debt security or other income-producing security changes in response to various factors including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations.

Other factors that may affect the value of debt securities include, among others, public health crises and responses by governments and companies to such crises. These and other events may affect the creditworthiness of the issuer of a debt security and may impair an issuer's ability to timely meet its debt obligations as they come due.

Interest Rate Risk — The Fund is subject to the risk that the market value of the bonds in its portfolio will fluctuate because of changes in interest rates, changes in the supply of and demand for tax-exempt securities, and other market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations. The ability of an issuer of a debt security to repay principal prior to a security's maturity can increase the security's sensitivity to interest rate changes.

Decisions by the U.S. Federal Reserve (also known as the "Fed") regarding interest rate and monetary policy, which can be difficult to predict and sometimes change direction suddenly in response to economic and market events, can have a significant effect on the value of fixed-income securities as well as the overall strength of the U.S. economy. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. As a result, the value of fixed-income securities may vary widely under certain market conditions.

Credit Risk — The fixed-income securities in the Fund's portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer's ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor's return. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk.

LIBOR Discontinuation Risk — The LIBOR discontinuation may adversely affect the financial markets generally and the Fund's operations, finances and investments specifically. LIBOR has been the principal floating-rate benchmark in the financial markets. However, LIBOR has been or will be discontinued as a floating rate benchmark. The date of discontinuation depends on the LIBOR currency and tenor. With limited exceptions, no new LIBOR obligations will be entered into after December 31, 2021. Existing LIBOR obligations have transitioned or will transition to another benchmark, depending on the LIBOR currency and tenor. For some existing LIBOR-based obligations, the contractual consequences of the discontinuation of LIBOR may not be clear.

Non-LIBOR floating-rate obligations, including Secured Overnight Financing Rate ("SOFR")-based obligations, may have returns and values that fluctuate more than those of floating-rate debt obligations that are based on LIBOR or other rates. Also, because SOFR and some alternative floating rates are relatively new market indexes, markets for certain non-LIBOR obligations may never develop or may not be liquid. Market terms for non-LIBOR floating rate obligations, such as the spread over the index

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

reflected in interest-rate provisions, may evolve over time, and prices of non-LIBOR floating rate obligations may be different depending on when they are issued and changing views about correct spread levels.

Various SOFR-based rates, including SOFR-based term rates, and various non-SOFR-based rates are expected to develop in response to the discontinuation of U.S. dollar LIBOR, which may create various risks for the Fund and the financial markets more generally. There are non-LIBOR forward-looking floating rates that are not based on SOFR and that may be considered by participants in the financial markets as LIBOR alternatives. Such rates include AMERIBOR (American Interbank Offered Rate), BSBY (Bloomberg Short-Term Bank Yield Index) and BYI (Bank Yield Index). Unlike forward-looking SOFR-based term rates, such rates are intended to reflect a bank credit spread component.

It is not clear how replacement rates for LIBOR — including SOFR-based rates and non-SOFR-based rates — will develop and to what extent they will be used. There is no assurance that these replacement rates will be suitable substitutes for LIBOR, and thus the substitution of such rates for LIBOR could have an adverse effect on the Fund and the financial markets more generally. Concerns about market depth and stability could affect the development of non-SOFR-based term rates, and such rates may create various risks, which may or may not be similar to the risks relating to SOFR.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

7. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 27, 2022, with a termination date of June 26, 2023. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended July 31, 2022, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the commitment fees plus any interest on amounts borrowed. For the period from August 1, 2021, through June 27, 2022, interest was based on the one-month LIBOR plus one percent. Effective with the renewal, for the period June 28, 2022, through July 31, 2022, interest was based on the one-month SOFR plus 1.10 percent. Interest charged to the Fund during the period, if applicable, is reflected on the Statement of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended July 31, 2022.

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending.

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the year ended July 31, 2022, were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at July 31, 2022	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$6,435	6	0.58%	$8,180

*  Based on the number of days borrowings were outstanding for the year ended July 31, 2022.

8. Federal Income Tax Information:

Distributions from the Fund's net investment income are accrued daily and distributed on the last business day of each month. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of July 31, 2022, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Year Ended July 31, 2022			Year Ended July 31, 2021
Distributions Paid From			Distributions Paid From
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$118,660	$65,392	$184,052	$145,986	$82,928	$228,914

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

As of July 31, 2022, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Other Earnings (Loss)	Distributions Payable	Accumulated Earnings (Loss)	Qualified Late-Year Losses*	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings (Loss)
$170	$31	$(264)	$(63)	$(75,472)	$(230,450)	$(305,985)

*  Qualified late-year losses are comprised of post-October capital losses incurred after October 31 and certain late-year ordinary losses. These losses are deemed to arise on the first day of the Fund's next taxable year.

**  The difference between the book-basis and tax-basis of unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, futures contracts, as-of trade activity and hybrid accruals on interest purchased.

As of July 31, 2022, the Fund had no capital loss carryforwards for federal income tax purposes.

As of July 31, 2022, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$3,523,503	$13,218	$(243,668)	$(230,450)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Intermediate-Term Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Intermediate-Term Bond Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of July 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at July 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2022, by correspondence with the custodian, agent banks and brokers or by other appropriate auditing procedures where replies from agent banks or brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
September 28, 2022

USAA Mutual Funds Trust	Supplemental Information July 31, 2022

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, their positions with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 45 portfolios in the Trust. Each Trustee's address is c/o Fund Administration, 15935 La Cantera Pkwy, San Antonio, TX 78256.

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Retired.	45	Westhab, Inc., New York Theological Seminary, American Filtration Corp.
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Retired.	45	None

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (6/17-6/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-03/21); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Chairman of Board of AMCO (04/13-06/19); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management Company) (09/09-03/21); Chairman of Board of ISCO (04/13-12/20); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Chairman of Board of SAS (04/13-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-03/21); Director and Vice Chairman of FPS (12/13-03/21); President and Director of USAA Investment Corporation (ICORP) (03/10-03/21); Chairman of Board of ICORP (12/13-03/21); Director of USAA Financial Advisors, Inc. (FAI) (12/13-03/21); Chairman of Board of FAI (3/15-03/21).

				45	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Retired.	45	None

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-08/19), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present).	45	Terran Orbital Corp., American Made Filtration Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	45	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	45	Guardian Variable Products Trust (16 series)

Effective at the close of business on December 31, 2021, Robert L. Mason, Ph.D., retired from the Board of Trustees.

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustee
David C. Brown (May 1972)	Trustee	Trustee since July 2019

Chairman and Chief Executive Officer (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019-present).

				45 portfolios within the Trust; 40 portfolios within the Victory Portfolios, 25 series within the Victory Portfolios II, and 6 series within the Victory Variable Insurance Funds	None

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Officers:

The officers of the Trust, their date of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Officers of the Trust
Christopher K. Dyer (February 1962)	President	July 2019

Director of Mutual Fund Administration, Victory Capital Management Inc. (2004-present). Chief Operating Officer, Victory Capital Services, Inc. (2020-present). Vice President, Victory Capital Transfer Agency, Inc. (2019-present).

Scott Stahorsky (July 1969)	Vice President	July 2019	Manager, Fund Administration, Victory Capital Management Inc. (2015-present).
Thomas Dusenberry (July 1977)	Secretary	June 2022

Manager, Fund Administration, Victory Capital Management Inc. (since 2022); Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream, MLP Fund, and Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020-2022); Director of Fund Operations, Salient Partners (2016-2019).

James K. De Vries (April 1969)	Treasurer	March 2018

Executive Director, Victory Capital Management Inc. (7/1/19-present); Executive Director, Investment and Financial Administration, USAA (2012-6/30/19); Assistant Treasurer, USAA Mutual Funds Trust (2013-2018). Mr. De Vries also serves as the Funds' Principal Financial Officer.

Allan Shaer (March 1965)	Assistant Treasurer	July 2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (2016-present); Vice President, Mutual Fund Administration, JP Morgan Chase Bank (2011-2016).
Carol D. Trevino (October 1965)	Assistant Treasurer	September 2018	Director, Accounting and Finance, Victory Capital Management Inc. (7/1/19-present); Accounting/ Financial Director, USAA (12/13-6/30/19).
Charles Booth (April 1960)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, City Fund Services Ohio, Inc. (2007-present).

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Sean Fox (September 1976)	Chief Compliance Officer	June 2022	Deputy Chief Compliance Officer (July 2021-June 2022), Senior Compliance Officer, the Adviser (2019-2021), Compliance Officer, the Adviser (2015-2019).

  Effective at the close of business on April 27, 2022, Erin Wagner resigned as the Secretary of the Trust.

  Effective at the close of business on June 10, 2022, Colin Kinney resigned as the Chief Compliance Officer of the Trust.

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2022, through July 31, 2022.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 2/1/22	Actual Ending Account Value 7/31/22	Hypothetical Ending Account Value 7/31/22	Actual Expenses Paid During Period 2/1/22- 7/31/22*	Hypothetical Expenses Paid During Period 2/1/22- 7/31/22*	Annualized Expense Ratio During Period 2/1/22- 7/31/22
Fund Shares	$1,000	$930.50	$1,021.52	$3.16	$3.31	0.66%
Institutional Shares	1,000	931.80	1,021.92	2.78	2.91	0.58%
Class A	1,000	930.20	1,020.28	4.36	4.56	0.91%
Class C	1,000	927.40	1,017.16	7.36	7.70	1.54%
R6 Shares	1,000	932.60	1,022.76	1.96	2.06	0.41%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended July 31, 2022, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2023.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2022 (amounts in thousands):

Dividends Received Deduction (corporate shareholders)	Qualified Dividend Income (non-corporate shareholders)	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions
1%	2%	$31,763	$65,392

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short- and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Fund's Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 11, 2022, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a highly liquid investment minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
www.vcm.com	(800) 235-8396

40050-0922

JULY 31, 2022

Annual Report

USAA High Income Fund

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Managers' Commentary (Unaudited)	4
Investment Overview (Unaudited)	7
Investment Objective & Portfolio Holdings (Unaudited)	8
Schedule of Portfolio Investments	9
Financial Statements
Statement of Assets and Liabilities	26
Statement of Operations	27
Statements of Changes in Net Assets	28
Financial Highlights	30
Notes to Financial Statements	32
Report of Independent Registered Public Accounting Firm	44
Supplemental Information (Unaudited)	45
Trustees' and Officers' Information	45
Proxy Voting and Portfolio Holdings Information	51
Expense Examples	51
Additional Federal Income Tax Information	52
Liquidity Risk Management Program	53
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE • INVESTMENTS INVOLVE RISK •  PRINCIPAL LOSS IS POSSIBLE

1

(Unaudited)

Dear Shareholder,

It certainly has been an interesting — make that challenging — year for investors. If anything, our most recent annual reporting period ended July 31, 2022 reminded us of two enduring realities: 1) financial markets are dynamic and apt to change abruptly; 2) it's vitally important that we remain calm and rational whenever faced with those inevitable bouts of turmoil.

Consider what the past year has dealt us. The latter half of 2021 was largely constructive for financial markets, with record corporate earnings, ample liquidity in markets, and investors largely embracing risk assets. But as the calendar year turned, the script flipped. Almost overnight investor sentiment turned negative. There were many culprits. Inflation data was running persistently hotter than expected, with some of the highest readings in decades. Even the U.S. Federal Reserve (the "Fed") stopped calling inflation "transitory" and pivoted to a restrictive monetary policy. The Fed is now singularly focused on inflation and has embarked on a new aggressive rate-hike cycle. On top of all that, a terrible war began (and continues) in Eastern Europe, which fueled rising energy prices and slowed global growth.

These issues, among other factors, have ratcheted up market volatility in both stock and bond markets. Many broad market stock indices pulled back substantially during the first half of 2022 and even entered "bear market" territory in June, which is typically considered a 20% pullback from the most recent highs. Meanwhile, fixed income investors were also dealing with elevated volatility, and wide swaths of the bond market struggled in the face of rising interest rates. For a short while, bonds were not acting as their traditional counterbalance to equities, and that further troubled investors.

Just as quickly the script flipped again as our annual reporting period was drawing to a close. Risk was back on and investors seemingly went bargain hunting in July. Most equity indexes bounced back smartly — not fully recovering losses since the beginning of the calendar year but still making sharp moves higher.

Throughout the ups and downs of the past annual reporting period, there have been interesting subplots playing out within the broader market as different investment styles and sectors took turns in leadership positions. For example, it was interesting to watch crypto assets captivate investors through the earlier part of our annual reporting period, only to see them fall out of favor as sentiment soured. Ironically, those "less-exciting" assets, such as utilities and even money market funds, have been among the better performing throughout 2022. Indeed, things really can change markedly, and if anything, this underscores the importance of diversification.

Looking at the numbers we see that the S&P 500® Index, the bell-weather proxy for our domestic stock market, had an annual total return of -4.64% for the 12-month period ended July 31, 2022. Over this same annual period, the yield on the 10-Year U.S. Treasury jumped 143 basis points (a basis point is 1/100th of a percentage point), thanks largely to the Fed's policy shift and several aggressive rate hikes. At the end of our reporting period, the yield on the 10-Year U.S. Treasury finished at 2.67%.

Given the volatile market environment of the past year, it's comforting that we can draw on our experience managing portfolios through all market environments. This

2

has taught us to remain calm in the face of turmoil. It's imperative that investors do the same, as opposed to chasing short-term trends and acting emotionally. It is our view that a long-term plan, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerances are some of the key ingredients for staying the course and progressing on investment goals.

As ever, there will be challenges ahead. The Fed has declared its intent to continue raising rates even as some elevated inflation readings begin to decline. Labor shortages, ongoing supply chain issues, elevated energy prices, and the Russia-Ukraine war are among the headwinds investors continue to navigate. There's even been some chatter about a possible recession in 2023.

Although no one can definitively predict what markets will do in the future, we can assure you that the investment professionals at all our independent franchises continually monitor the environment and work hard to position portfolios opportunistically no matter what the markets bring.

On the following pages, you will find information relating to your USAA® Mutual Fund, brought to you by Victory Capital. If you have any questions regarding the current market dynamics or your specific portfolio or investment plan, we encourage you to contact our representatives. Call (800) 235-8396 or visit our website at www.vcm.com.

From all of us here at Victory Capital, thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

3

USAA High Income Fund

Managers' Commentary
(Unaudited)

•  What were the market conditions during the reporting period?

As the world attempted to return to normal, coming out of the historic, COVID-19 government imposed lockdowns, the consequences of those lockdowns began to manifest themselves during the reporting period ended July 31, 2022. In particular, global supply chains that functioned smoothly pre-COVID were disrupted in ways that have yet to work themselves out. Generally speaking, the result was demand that rebounded faster than supply could keep up. To make matters worse, apart from the human tragedy itself, Russia's invasion of Ukraine in February 2022 added to the supply chain issues, with impacts on the price of oil, natural gas, wheat and fertilizer, to name but a few. While the general price level fell during COVID, when demand fell faster than supply, the reverse is now true. As measured by the Consumer Price Index ("CPI"), the price level fell from 2.3% in 2019 to 1.4% in 2020, but skyrocketed to 7% in 2021. During 2022, the price level has risen even further, to 8.5% as of July 31, 2022.

These events have taken their toll on the financial markets, with the S&P 500® Index down 4.64% year over year, and 12.58% year to date. The bond market did not escape the pain, either. Indeed, the past year has been one of the worst for fixed income markets for the last 50 years, if not all history. The one-year total return for the period ending July 31, 2022 for the Bloomberg U.S. Aggregate Bond Index was -9.12% year over year, and -8.16% year to date, worse than the S&P 500 Index year over year. These numbers are even worse than during the dollar devaluation period in the late 1970s/early 1980s.

These results were driven primarily by the significant rise in interest rates, as the bond market reacted to the dramatic increases in the price level. While the U.S. Federal Reserve (the "Fed") initially believed these price increases to be transitory, the bond market forced them to quickly abandon that thought. What was originally expected to be a gradual 25 basis points ("bps") increase in the federal funds rate morphed into rate hikes that haven't been seen since 1994. (A basis point is 1/100th of a percentage point.) The Fed started hiking rates by 25 bps in March, then was forced to make additional hikes of 50 bps in May and a whopping 75 bps in June and July. Looking ahead, the bond market appears to expect another 81 bps of rate hikes by December 2022, when the federal funds rate is expected to top out at about 3.31%.

In addition to the jump in Treasury rates, bond spreads have widened out as well. Year over year, the Bloomberg Corporate Index option-adjusted spread rose from 0.85% to 1.42%, a 57 bps increase. This double whammy took its toll on the fixed income market, leaving the Bloomberg Corporate Index with a one-year negative total return of -12.61%.

The recent rise in interest rates is already beginning to dampen demand, particularly for housing, as well as automobiles. Higher gasoline and food prices are also taking their toll, forcing consumers to curtail other purchases. Although the employment situation looks decent with the unemployment rate at 3.5%, that's typically a lagging indicator, and the COVID-19 lockdowns caused havoc in the labor markets, as many businesses still cannot fill all the positions they need. As a result, the U.S. has now experienced the market-accepted definition of recession (two consecutive quarters of negative real Gross Domestic Product ("GDP")). Real GDP (which subtracts CPI from nominal GDP) decreased

4

USAA High Income Fund

Managers' Commentary (continued)

-1.6% in the first quarter of 2022, and -0.9% in the second quarter of 2022. Economic activity is likely to continue to slow in the near term as the economy re-adjusts from the COVID-19 pandemic.

High-yield credit spreads widened for most of the reporting period. Credit spreads based on the Bloomberg U.S. High Yield 2% Issuer Capped Index began the period at 350 bps, then tightened to 319 bps as the U.S. Economy continued to improve, however following Russia's invasion of Ukraine and continued uncertainty with respect to the Fed's ability to reduce inflation spreads widened to 605 bps and then rebounded and ended the reporting period at 500 bps. Higher-rated BB bonds saw the least spread widening, however bonds rated B (which have higher coupons and are less sensitive to rising rates) had the strongest returns for the period, followed by single BB-rated bonds and then lower-rated CCC bonds.

Historically, high-yield securities tend to perform between stocks and high-quality bonds, generally with less volatility, which can potentially provide long-term investors with a significant diversification advantage. The high-yield asset class performed as expected during the reporting period outperforming the S&P 500® Index while underperforming the total return for intermediate-term U.S. Treasury.

High-yield bond default expectations continued to range well below historical averages at the end of the reporting period. According to JP Morgan, the U.S. high-yield latest-12-month default rate was 1.1% in July 2022, however such historically low default rates are not expected to last as the Fed seeks to tighten financial conditions which should see default levels rise, above the historically low levels seen in the last 12 months, albeit still below historical averages.

•  How did the USAA High Income Fund (the "Fund") perform during the reporting period?

The Fund has four share classes: Fund Shares, Institutional Shares, Class A, and R6 Shares. For the reporting period ended July 31, 2022, the Fund Shares, Institutional Shares, Class A, and R6 Shares had total returns of -8.17%, -8.08%, -8.22%, and -7.65%, respectively. This compares to returns of -8.03% for the Bloomberg U.S. High Yield 2% Issuer Capped Index (the "Index") and -7.14% for the Lipper High Yield Bond Funds Index.

•  What strategies did you employ during the reporting period?

The Fund produced a negative total return during the reporting period ended July 31, 2022, and underperformed its Index. Positioning in banking, wireless, and home construction sectors detracted from the Fund's relative performance. The portfolio's relative performance was benefitted from the income generated by its holdings, and the quality of the portfolio relative to the Index.

Relative to the Index, the Fund's allocation to Off-index asset classes, such as equities, added to returns. Cash and high-yield ETFs, which are used for cash management

5

USAA High Income Fund

Managers' Commentary (continued)

purposes, slightly added to performance. In particular, the Fund was helped by its investments in the retail and media sectors.

From the outset period, we increased our holdings in higher-rated credits and added some exposure to floating rate bank loans as the lowest-rated credits tightened to unusually low spreads. Following Russia's invasion of Ukraine and continued spread widening which centered around investors fear of a pending recession, we incrementally added risk to the portfolio. We also decreased our large overweight to metals and mining due to continued strong performance in the sector.

We continued to build the portfolio bond by bond, looking for relative value opportunities within the high-yield bond market while continuing to maintain a diversified, liquid portfolio. We seek ideas where our fundamental understanding of the credit risk is different than that of the market, working with our team of analysts to evaluate each potential investment individually, rather than on the basis of thematic trends. Our analysts continued to analyze and monitor every holding in the portfolio.

Thank you for allowing us to assist you with your investment needs.

6

USAA High Income Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended July 31, 2022

	Fund Shares	Institutional Shares	Class A		R6 Shares
INCEPTION DATE	8/2/99	8/1/08	8/2/10		12/1/16
	Net Asset Value	Net Asset Value	Net Asset Value	Maximum Offering Price	Net Asset Value	Bloomberg US High Yield 2% Issuer Capped Index[1]	Lipper High Yield Bond Funds Index[2]
One Year	–8.17%	–8.08%	–8.22%	–10.26%	–7.65%	–8.03%	–7.14%
Five Year	1.97%	2.06%	1.82%	1.36%	2.27%	3.04%	2.72%
Ten Year	4.21%	4.30%	4.00%	3.77%	N/A	4.87%	4.42%
Since Inception	N/A	N/A	N/A	N/A	3.33%	N/A	N/A

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price figures reflect a maximum sales charge of 2.25% for Class A. Net Asset Value does not reflect sales charges. Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA High Income Fund — Growth of $10,000

1The Bloomberg US High Yield 2% Issuer Capped Index is an index comprised of fixed rate, non-investment grade debt securities that are dollar denominated and nonconvertible. The index limits the maximum exposure to any one issuer to 2%. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index. As of August 24, 2021, Bloomberg rebranded the Bloomberg Barlcays fixed income indices as "Bloomberg Indices."

2The Lipper High Yield Bond Funds Index tracks the total return performance of the funds within the Lipper High Yield Funds category. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

7

USAA Mutual Funds Trust USAA High Income Fund	July 31, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks an attractive total return primarily through high current income and secondarily through capital appreciation.

Sector Allocation*:

July 31, 2022

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

8

USAA Mutual Funds Trust USAA High Income Fund	Schedule of Portfolio Investments July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Asset-Backed Securities (0.2%)
NP SPE II LLC, Series 2019-2A, Class C1, 6.44%, 11/19/49 (a)	$2,631	$2,394
Total Asset-Backed Securities (Cost $2,586)		2,394
Collateralized Mortgage Obligations (0.0%) (b)
Banc of America Commercial Mortgage Trust, Series 2008-1, Class AJ, 6.57%, 2/10/51, Callable 8/10/22 @ 100 (c)	163	161
CHL Mortgage Pass-Through Trust, Series 2004-25, Class 1A6, 3.22% (LIBOR01M+96bps), 2/25/35, Callable 8/25/22 @ 100 (d)	729	63
Credit Suisse First Boston Mortgage Securities Corp., Series 1998-C1, Class AX, 1.81%, 5/17/40, Callable 8/17/22 @ 100 (c) (e)	5	—	(f)
Total Collateralized Mortgage Obligations (Cost $482)		224
Common Stocks (0.7%)
Communication Services (0.1%):
AT&T, Inc.	49,101	922
Clear Channel Outdoor Holdings, Inc. (g)	58,641	91
Warner Bros. Discovery, Inc. (g)	4,620	69
		1,082
Energy (0.2%):
BP PLC, ADR	9,808	288
GenOn Energy, Inc. (i)	16,168	2,021
Nine Point Energy (i) (j)	2,678,202	—	(f)
Sabine Oil & Gas Holdings, Inc. (i) (j)	2,824	—	(f)
Shell PLC, ADR	1,159	62
		2,371
Financials (0.1%):
CME Group, Inc.	2,853	569
JPMorgan Chase & Co.	1,988	229
KeyCorp	13,573	249
Regions Financial Corp.	17,992	381
		1,428
Health Care (0.2%):
AbbVie, Inc.	1,655	237
Bristol-Myers Squibb Co.	3,589	265
CVS Health Corp.	6,775	648
Merck & Co., Inc.	6,970	623
		1,773
Materials (0.0%): (b)
LyondellBasell Industries NV Class A	5,946	530
Real Estate (0.1%):
Crown Castle International Corp.	6,253	1,130
Total Common Stocks (Cost $8,954)		8,314

See notes to financial statements.

9

USAA Mutual Funds Trust USAA High Income Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Preferred Stocks (2.0%)
Communication Services (0.3%):
Qwest Corp., 6.50%, 9/1/56	135,286	$3,325
Consumer Staples (0.4%):
CHS, Inc., cumulative redeemable, Series 1, 7.88% (k)	87,180	2,457
CHS, Inc., cumulative redeemable, Series 2, 6.70% (LIBOR03M+429bps) (d) (k)	76,204	2,018
		4,475
Energy (1.0%):
NuStar Logistics LP, 8.67% (LIBOR03M+673bps), 1/15/43 (d)	437,747	10,935
Real Estate (0.3%):
Equity Residential, cumulative redeemable, Series K, 8.29% (k)	45,314	2,565
Prologis, Inc., cumulative redeemable, Series Q, 8.54% (k)	5,310	324
		2,889
Total Preferred Stocks (Cost $21,675)		21,624
Warrants (0.0%) (b)
Energy (0.0%):
SandRidge Energy, Inc. (i)	14,270	1
SandRidge Energy, Inc.	6,008	—	(f)
		1
Total Warrants (Cost $—)		1
Senior Secured Loans (3.0%)
AAdvantage Loyalty IP Ltd., Initial Term Loan, First Lien, 7.46% (LIBOR03M+475bps), 4/20/28 (d)	$2,000	1,967
Bausch Health Cos., Inc., Second Amended Term Loan, First Lien, 7.07% (SOFR01M+525bps), 2/1/27 (d)	6,000	5,032
CITGO Petroleum Corp., 2019 Incremental Term B Loans, First Lien, 7.92% (LIBOR01M+625bps), 3/22/24 (d)	2,117	2,095
Clydesdale Acquisition Holdings LLC, Term B Loans, First Lien, 5.80% (SOFR01M+418bps), 4/13/29 (d)	1,000	959
Daseke Cos., Inc., Initial Term Loan, First Lien, 6.17% (LIBOR01M+400bps), 3/9/28 (d)	988	950
Directv Financing LLC, Closing Date Term Loans, First Lien, 6.67% (LIBOR01M+500bps), 7/22/27 (d)	954	899
Fertitta Entertainment LLC, Initial B Term Loan, First Lien, 5.53% (SOFR01M+400bps), 1/27/29 (d)	2,494	2,373
Getty Images, Inc., Initial Dollar Term Loans, First Lien, 6.13% (LIBOR03M+450bps), 2/19/26 (d)	1,977	1,921
Graham Packaging Co., Inc., New Term Loans, First Lien, 4.67% (LIBOR01M+300bps), 8/4/27 (d)	1,451	1,397
Lealand Finance Co. BV, Make Whole Term Loan, First Lien, 4.67% (LIBOR01M+300bps), 6/30/24 (d) (i)	39	23
Lealand Finance Co. BV, Take-Back Term Loan, First Lien (3.00% PIK), 2.67% (LIBOR01M+100bps), 6/30/25 (d) (i)	342	161

See notes to financial statements.

10

USAA Mutual Funds Trust USAA High Income Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
McAfee Corp., Tranche B-1 Term Loans, First Lien, 5.60% (SOFR01M+400bps), 3/1/29 (d)	$1,000	$953
Paya, Inc., Term Loans B, First Lien, 4.92% (LIBOR01M+325bps), 6/25/28 (d)	993	963
Polaris Newco LLC, Dollar Term Loan, First Lien, 5.67% (LIBOR01M+400bps), 6/4/28 (d)	1,241	1,176
Pregis Topco LLC, Initial Term Loan, First Lien, 5.67% (LIBOR01M+400bps), 7/25/26 (d)	1,463	1,399
Quicksilver Resources, Inc., Term Loans, Second Lien, 6/21/19 (i) (j) (l)	3,914	6
Sunshine Luxembourg VII Sarl, Facility B3 Commitments, First Lien, 6.00% (LIBOR03M+375bps), 10/2/26 (d)	3,948	3,762
Team Health Holdings, Inc., Facility Extending TLB, First Lien, 6.78% (SOFR01M+525bps), 2/17/27 (d)	3,963	3,233
Whatabrands LLC, Initial Term B Loans, First Lien, 4.92% (LIBOR01M+325bps), 7/21/28 (d)	1,990	1,891
Wok Holdings, Inc., Initial Term Loans, First Lien, 7.82% (LIBOR03M+625bps), 3/1/26 (d)	1,903	1,687
Total Senior Secured Loans (Cost $38,798)		32,847
Corporate Bonds (68.5%)
Communication Services (10.7%):
AMC Networks, Inc., 4.25%, 2/15/29, Callable 2/15/24 @ 102.13	5,000	4,439
Cars.com, Inc., 6.38%, 11/1/28, Callable 11/1/23 @ 103.19 (a)	2,000	1,724
CCO Holdings LLC/CCO Holdings Capital Corp. 4.75%, 3/1/30, Callable 9/1/24 @ 102.38 (a)	8,000	7,277
4.50%, 8/15/30, Callable 2/15/25 @ 102.25 (a)	5,000	4,449
4.50%, 6/1/33, Callable 6/1/27 @ 102.25 (a)	6,000	5,050
CenturyLink, Inc. 7.50%, 4/1/24, Callable 1/1/24 @ 100	2,000	2,051
7.65%, 3/15/42	4,621	3,608
Clear Channel Worldwide Holdings, Inc., 5.13%, 8/15/27, Callable 9/6/22 @ 102.56 (a)	1,500	1,393
CSC Holdings LLC 5.38%, 2/1/28, Callable 2/1/23 @ 102.69 (a)	2,500	2,374
7.50%, 4/1/28, Callable 4/1/23 @ 103.75 (a)	3,000	2,751
6.50%, 2/1/29, Callable 2/1/24 @ 103.25 (a)	4,500	4,348
5.75%, 1/15/30, Callable 1/15/25 @ 102.88 (a)	8,000	6,456
4.13%, 12/1/30, Callable 12/1/25 @ 102.06 (a)	2,000	1,703
5.00%, 11/15/31, Callable 11/15/26 @ 102.5 (a)	1,000	753
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.88%, 8/15/27, Callable 8/15/23 @ 104.41 (a)	4,000	3,737
Dish DBS Corp. 5.88%, 11/15/24	4,000	3,701
7.75%, 7/1/26	3,000	2,477
DISH DBS Corp., 5.25%, 12/1/26, Callable 6/1/26 @ 100 (a)	4,500	3,856
Embarq Corp., 8.00%, 6/1/36	2,500	2,060
Frontier Communications Corp., 6.75%, 5/1/29, Callable 5/1/24 @ 103.38 (a)	1,000	890
Frontier Communications Holdings LLC 5.88%, 10/15/27, Callable 10/15/23 @ 102.94 (a)	1,000	985
5.00%, 5/1/28, Callable 5/1/24 @ 102.5 (a)	2,000	1,878
8.75%, 5/15/30, Callable 5/15/25 @ 104.38 (a)	1,000	1,062

See notes to financial statements.

11

USAA Mutual Funds Trust USAA High Income Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Gray Television, Inc., 4.75%, 10/15/30, Callable 10/15/25 @ 102.38 (a)	$2,000	$1,720
iHeartCommunications, Inc., 8.38%, 5/1/27, Callable 8/22/22 @ 104.19	2,000	1,789
Live Nation Entertainment, Inc., 3.75%, 1/15/28, Callable 1/15/24 @ 102.81 (a)	1,000	916
Lumen Technologies, Inc. 4.00%, 2/15/27, Callable 2/15/23 @ 102 (a)	1,000	929
5.38%, 6/15/29, Callable 6/15/24 @ 102.69 (a)	2,000	1,660
Match Group Holdings II LLC, 4.63%, 6/1/28, Callable 6/1/23 @ 102.31 (a)	2,000	1,900
Netflix, Inc., 4.38%, 11/15/26	2,000	2,001
News Corp., 5.13%, 2/15/32, Callable 2/15/27 @ 102.56 (a)	1,000	964
Nexstar Broadcasting, Inc. 5.63%, 7/15/27, Callable 8/16/22 @ 104.22 (a)	4,000	4,001
4.75%, 11/1/28, Callable 11/1/23 @ 102.38 (a)	2,000	1,863
Rackspace Technology Global, Inc., 3.50%, 2/15/28, Callable 2/15/24 @ 101.75 (a)	1,000	827
Salem Media Group, Inc., 6.75%, 6/1/24, Callable 9/6/22 @ 100 (a)	2,000	1,942
Scripps Escrow II, Inc. 3.88%, 1/15/29, Callable 1/15/24 @ 101.94 (a)	500	446
5.38%, 1/15/31, Callable 1/15/26 @ 102.69 (a) (m)	500	424
Sinclair Television Group, Inc., 5.50%, 3/1/30, Callable 12/1/24 @ 102.75 (a)	5,000	4,010
Sirius XM Radio, Inc. 4.13%, 7/1/30, Callable 7/1/25 @ 102.06 (a)	4,000	3,589
3.88%, 9/1/31, Callable 9/1/26 @ 101.94 (a)	2,000	1,716
TEGNA, Inc., 5.00%, 9/15/29, Callable 9/15/24 @ 102.5	5,500	5,381
T-Mobile USA, Inc., 2.63%, 4/15/26, Callable 4/15/23 @ 101.31	5,000	4,712
Univision Communications, Inc. 4.50%, 5/1/29, Callable 5/1/24 @ 102.25 (a)	1,000	905
7.38%, 6/30/30, Callable 6/30/25 @ 103.69 (a)	3,000	3,033
Zayo Group Holdings, Inc. 4.00%, 3/1/27, Callable 9/6/22 @ 100 (a)	1,500	1,314
6.13%, 3/1/28, Callable 3/1/23 @ 103.06 (a)	3,000	2,325
ZoomInfo Technologies LLC/ZoomInfo Finance Corp., 3.88%, 2/1/29, Callable 2/1/24 @ 101.94 (a)	1,000	895
		118,284
Consumer Discretionary (11.0%):
Asbury Automotive Group, Inc. 4.75%, 3/1/30, Callable 3/1/25 @ 102.38	1,500	1,337
5.00%, 2/15/32, Callable 11/15/26 @ 102.5 (a)	3,000	2,624
Ashton Woods USA LLC/Ashton Woods Finance Co., 4.63%, 4/1/30, Callable 4/1/25 @ 102.31 (a)	3,000	2,277
Beazer Homes USA, Inc., 7.25%, 10/15/29, Callable 10/15/24 @ 103.63 (m)	4,000	3,638
Boyd Gaming Corp., 4.75%, 6/15/31, Callable 6/15/26 @ 102.38 (a)	2,000	1,841
Boyne USA, Inc., 4.75%, 5/15/29, Callable 5/15/24 @ 102.38 (a)	1,000	937
Caesars Entertainment, Inc., 4.63%, 10/15/29, Callable 10/15/24 @ 102.31 (a) (m)	9,000	7,626
Carnival Corp. 10.50%, 2/1/26, Callable 8/1/23 @ 105.25 (a)	500	525
9.88%, 8/1/27, Callable 2/1/24 @ 104.94 (a)	4,000	4,134
6.00%, 5/1/29, Callable 11/1/24 @ 103 (a)	2,500	1,925
Clarios Global LP/Clarios US Finance Co., 8.50%, 5/15/27, Callable 9/6/22 @ 104.25 (a)	3,500	3,530

See notes to financial statements.

12

USAA Mutual Funds Trust USAA High Income Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Central Parent, Inc./CDK Global, Inc., 7.25%, 6/15/29, Callable 6/15/25 @ 103.63 (a)	$2,000	$2,032
Everi Holdings, Inc., 5.00%, 7/15/29, Callable 7/15/24 @ 102.5 (a)	1,000	910
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc., 4.63%, 1/15/29, Callable 1/15/25 @ 102.31 (a)	1,500	1,399
Ford Motor Co. 6.63%, 10/1/28	6,000	6,338
4.75%, 1/15/43	2,000	1,634
GPC Merger Sub, Inc., 7.13%, 8/15/28, Callable 8/15/23 @ 103.56 (a)	2,500	2,117
Group 1 Automotive, Inc., 4.00%, 8/15/28, Callable 8/15/23 @ 102 (a)	1,500	1,342
Hilton Domestic Operating Co., Inc., 4.00%, 5/1/31, Callable 5/1/26 @ 102 (a)	2,000	1,801
KB Home, 4.80%, 11/15/29, Callable 5/15/29 @ 100	2,000	1,806
L Brands, Inc., 6.95%, 3/1/33	3,000	2,543
Lindblad Expeditions LLC, 6.75%, 2/15/27, Callable 2/15/24 @ 103.38 (a)	1,000	919
M/I Homes, Inc., 4.95%, 2/1/28, Callable 2/1/23 @ 103.71	4,500	4,168
Macy's Retail Holdings LLC, 5.88%, 3/15/30, Callable 3/15/25 @ 102.94 (a) (m)	4,000	3,437
Magic Mergerco, Inc., 5.25%, 5/1/28, Callable 11/1/23 @ 102.63 (a)	3,000	2,497
Marriott Ownership Resorts, Inc. 4.75%, 1/15/28, Callable 9/15/22 @ 102.38	2,000	1,815
4.50%, 6/15/29, Callable 6/15/24 @ 102.25 (a)	2,000	1,736
Mattel, Inc., 3.75%, 4/1/29, Callable 4/1/24 @ 101.88 (a)	3,000	2,787
MGM Resorts International, 4.75%, 10/15/28, Callable 7/15/28 @ 100	5,000	4,529
Murphy Oil USA, Inc., 3.75%, 2/15/31, Callable 2/15/26 @ 101.88 (a)	1,000	909
Newell Brands, Inc. 5.87%, 4/1/36, Callable 10/1/35 @ 100	3,000	2,767
5.75%, 4/1/46, Callable 10/1/45 @ 100	2,000	1,712
Nordstrom, Inc. 4.38%, 4/1/30, Callable 1/1/30 @ 100 (m)	2,000	1,684
4.25%, 8/1/31, Callable 5/1/31 @ 100	1,500	1,215
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc. 6.00%, 2/15/28, Callable 2/15/24 @ 103 (a) (m)	2,000	1,543
10.75%, 6/1/28, Callable 6/1/23 @ 105.38 (a)	1,000	892
Royal Caribbean Cruises, Ltd., 11.50%, 6/1/25, Callable 8/16/22 @ 108.63 (a)	1,000	1,068
Scientific Games Holdings LP/Scientific Games US FinCo., Inc., 6.63%, 3/1/30, Callable 3/1/25 @ 103.31 (a)	3,000	2,693
Scientific Games International, Inc., 7.25%, 11/15/29, Callable 11/15/24 @ 103.63 (a)	2,000	2,039
Seaworld Parks & Entertainment, Inc., 5.25%, 8/15/29, Callable 8/15/24 @ 102.63 (a) (m)	3,250	2,918
Sotheby's, 7.38%, 10/15/27, Callable 10/15/22 @ 103.69 (a) (m)	3,000	2,909
Taylor Morrison Communities, Inc., 5.75%, 1/15/28, Callable 10/15/27 @ 100 (a)	5,000	4,843
The Gap, Inc. 3.63%, 10/1/29, Callable 10/1/24 @ 101.81 (a)	500	366
3.88%, 10/1/31, Callable 10/1/26 @ 101.94 (a)	500	363
Travel+Leisure Co., 4.50%, 12/1/29, Callable 9/1/29 @ 100 (a)	2,000	1,723
Trident TPI Holdings, Inc., 6.63%, 11/1/25, Callable 8/16/22 @ 101.66 (a)	3,000	2,697
USA Compression Partners LP/USA Compression Finance, 6.88%, 4/1/26, Callable 9/6/22 @ 103.44	3,000	2,810
Weekley Homes LLC/Weekley Finance Corp., 4.88%, 9/15/28, Callable 9/15/23 @ 102.44 (a)	2,000	1,657
Wyndham Hotels & Resorts, Inc., 4.38%, 8/15/28, Callable 8/15/23 @ 102.19 (a)	2,000	1,850

See notes to financial statements.

13

USAA Mutual Funds Trust USAA High Income Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 5.50%, 3/1/25, Callable 12/1/24 @ 100 (a)	$1,500	$1,476
5.25%, 5/15/27, Callable 2/15/27 @ 100 (a) (m)	1,500	1,391
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.13%, 10/1/29, Callable 7/1/29 @ 100 (a)	1,000	873
Yum! Brands, Inc., 4.75%, 1/15/30, Callable 10/15/29 @ 100 (a)	4,000	3,889
ZF North America Capital, Inc., 4.75%, 4/29/25 (a)	1,000	952
		121,443
Consumer Staples (2.7%):
Coty, Inc., 6.50%, 4/15/26, Callable 9/6/22 @ 103.25 (a) (m)	4,500	4,343
Edgewell Personal Care Co., 4.13%, 4/1/29, Callable 4/1/24 @ 102.06 (a)	2,500	2,245
H-Food Holdings LLC/Hearthside Finance Co., Inc., 8.50%, 6/1/26, Callable 8/16/22 @ 102.13 (a)	2,000	1,323
Lamb Weston Holdings, Inc., 4.38%, 1/31/32, Callable 1/31/27 @ 102.19 (a)	2,000	1,890
NBM US Holdings, Inc., 6.63%, 8/6/29, Callable 8/6/24 @ 103.31 (a)	3,000	2,940
Performance Food Group, Inc., 4.25%, 8/1/29, Callable 8/1/24 @ 102.13 (a)	2,000	1,777
Pilgrim's Pride Corp., 3.50%, 3/1/32, Callable 9/1/26 @ 101.75 (a)	1,000	844
Post Holdings, Inc. 5.50%, 12/15/29, Callable 12/15/24 @ 102.75 (a)	2,500	2,362
4.63%, 4/15/30, Callable 4/15/25 @ 102.31 (a)	3,000	2,685
Spectrum Brands, Inc., 3.88%, 3/15/31, Callable 3/15/26 @ 101.94 (a)	3,000	2,470
Triton Water Holdings, Inc., 6.25%, 4/1/29, Callable 4/1/24 @ 103.13 (a)	1,500	1,135
U.S. Foods, Inc., 4.75%, 2/15/29, Callable 2/15/24 @ 102.38 (a)	6,000	5,632
		29,646
Energy (9.6%):
Antero Midstream Partners LP/Antero Midstream Finance Corp., 5.38%, 6/15/29, Callable 6/15/24 @ 102.69 (a)	1,000	970
Antero Resources Corp., 8.38%, 7/15/26, Callable 1/15/24 @ 104.19 (a)	1,500	1,615
Apache Corp., 4.38%, 10/15/28, Callable 7/15/28 @ 100	3,000	2,841
Blue Racer Midstream LLC/Blue Racer Finance Corp., 7.63%, 12/15/25, Callable 12/15/22 @ 103.81 (a)	1,500	1,496
Buckeye Partners LP, 4.50%, 3/1/28, Callable 12/1/27 @ 100 (a)	1,000	921
California Resources Corp., 7.13%, 2/1/26, Callable 2/1/23 @ 103.57 (a)	3,000	2,970
Callon Petroleum Co. 8.00%, 8/1/28, Callable 8/1/24 @ 104 (a) (m)	3,000	3,033
7.50%, 6/15/30, Callable 6/15/25 @ 103.75 (a)	2,000	1,920
Carrizo Oil & Gas, Inc., 8.25%, 7/15/25, Callable 9/6/22 @ 102.06 (m)	3,000	3,000
CITGO Holding, Inc., 9.25%, 8/1/24, Callable 9/6/22 @ 102.31 (a) (m)	1,000	995
CONSOL Energy, Inc., 11.00%, 11/15/25, Callable 9/6/22 @ 105.5 (a)	2,000	2,029
CQP Holdco LP/BIP-V Chinook Holdco LLC, 5.50%, 6/15/31, Callable 6/15/26 @ 102.75 (a)	2,000	1,895
Crestwood Midstream Partners, LP/Crestwood Midstream Finance Corp. 5.63%, 5/1/27, Callable 8/22/22 @ 102.81 (a)	750	730
6.00%, 2/1/29, Callable 2/1/24 @ 103 (a)	750	683
8.00%, 4/1/29, Callable 4/1/24 @ 104 (a)	1,000	990
CSI Compressco LP/CSI Compressco Finance, Inc. 7.50%, 4/1/25, Callable 9/6/22 @ 103.75 (a)	1,163	1,069
10.00%, 4/1/26, Callable 4/1/23 @ 107.5 (a)	2,618	2,393
DCP Midstream Operating LP, 6.75%, 9/15/37 (a)	1,338	1,329

See notes to financial statements.

14

USAA Mutual Funds Trust USAA High Income Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
DT Midstream, Inc., 4.38%, 6/15/31, Callable 6/15/26 @ 102.19 (a)	$1,000	$904
Earthstone Energy Holdings LLC, 8.00%, 4/15/27, Callable 4/15/24 @ 106 (a) (m)	1,000	953
Energy Transfer LP 5.80% (LIBOR03M+302bps), 11/1/66, Callable 9/6/22 @ 100 (d)	1,500	1,051
7.12% (H15T5Y+531bps), Callable 5/15/30 @ 100 (d) (k)	1,000	906
Enlink Midstream Partners LP, 6.00% (LIBOR03M+411bps), Callable 12/15/22 @ 100 (d) (k)	1,000	693
Enterprise TE Partners LP, 4.36% (LIBOR03M+278bps), 6/1/67, Callable 9/6/22 @ 100 (d)	3,000	2,183
EQM Midstream Partners LP, 4.13%, 12/1/26, Callable 9/1/26 @ 100	2,000	1,848
Eqm Midstream Partners, LP 7.50%, 6/1/27, Callable 6/1/24 @ 103.75 (a)	2,000	2,045
4.75%, 1/15/31, Callable 7/15/30 @ 100 (a)	1,000	906
EQT Midstream Partners LP, 5.50%, 7/15/28, Callable 4/15/28 @ 100	1,000	949
Hess Midstream Operations, LP, 5.50%, 10/15/30, Callable 10/15/25 @ 102.75 (a)	500	467
Hess Midstream Partners LP, 5.13%, 6/15/28, Callable 6/15/23 @ 102.56 (a)	3,000	2,926
Hilcorp Energy I LP/Hilcorp Finance Co., 6.25%, 11/1/28, Callable 11/1/23 @ 103.13 (a)	8,000	7,749
Laredo Petroleum, Inc., 10.13%, 1/15/28, Callable 1/15/23 @ 107.59 (m)	1,000	1,017
Martin Midstream Partners LP/Martin Midstream Finance Corp. 10.00%, 2/29/24, Callable 9/6/22 @ 101 (a)	480	480
11.50%, 2/28/25, Callable 9/6/22 @ 102 (a)	1,750	1,707
Motiva Enterprises LLC, 6.85%, 1/15/40 (a)	2,000	1,987
MPLX LP, 6.87% (LIBOR03M+465bps), Callable 2/15/23 @ 100 (d) (k)	2,000	1,908
Murphy Oil Corp., 5.75%, 8/15/25, Callable 9/6/22 @ 101.44	4,000	4,024
Occidental Petroleum Corp. 5.88%, 9/1/25, Callable 6/1/25 @ 100	1,000	1,030
8.50%, 7/15/27, Callable 1/15/27 @ 100	2,160	2,468
6.38%, 9/1/28, Callable 3/1/28 @ 100	2,500	2,694
8.88%, 7/15/30, Callable 1/15/30 @ 100	2,000	2,401
4.87%, 10/10/36	3,500	1,783
PDC Energy, Inc., 5.75%, 5/15/26, Callable 9/6/22 @ 102.88	1,500	1,460
Petroleos Mexicanos, 6.63%, 6/15/35	3,000	2,197
SM Energy Co., 5.63%, 6/1/25, Callable 9/6/22 @ 100.94	3,000	2,954
Southern Union Co., 4.30% (LIBOR03M+302bps), 11/1/66, Callable 9/6/22 @ 100 (d)	2,000	1,260
Southwestern Energy Co. 7.75%, 10/1/27, Callable 10/1/22 @ 103.88 (m)	1,000	1,043
5.38%, 2/1/29, Callable 2/1/24 @ 102.69	1,500	1,466
Sunoco LP/Sunoco Finance Corp. 4.50%, 5/15/29, Callable 5/15/24 @ 102.25	3,000	2,698
4.50%, 4/30/30, Callable 4/30/25 @ 102.25	2,000	1,751
Tallgrass Energy Partners LP/Tallgras Energy Finance Corp., 6.00%, 3/1/27, Callable 3/1/23 @ 103 (a)	3,000	2,806
Talos Production, Inc., 12.00%, 1/15/26, Callable 1/15/23 @ 106	1,000	1,068
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.00%, 1/15/28, Callable 1/15/23 @ 102.5	4,000	3,944
Transocean Pontus Ltd., 6.13%, 8/1/25, Callable 9/5/22 @ 103.06 (a)	308	288
Transocean, Inc., 11.50%, 1/30/27, Callable 7/30/23 @ 105.75 (a)	2,500	2,369

See notes to financial statements.

15

USAA Mutual Funds Trust USAA High Income Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Western Midstream Operating LP 4.65%, 7/1/26, Callable 4/1/26 @ 100	$1,000	$992
5.50%, 8/15/48, Callable 2/15/48 @ 100	2,000	1,763
6.25%, 2/1/50, Callable 8/1/49 @ 100	1,500	1,343
		105,360
Financials (8.3%):
Adient Global Holdings Corp., 4.88%, 8/15/26, Callable 9/5/22 @ 101.63 (a)	3,000	2,797
AmTrust Financial Services, Inc., 6.13%, 8/15/23	5,000	4,943
AmWINS Group, Inc., 4.88%, 6/30/29, Callable 6/30/24 @ 102.44 (a)	2,000	1,820
AssuredPartners, Inc., 5.63%, 1/15/29, Callable 12/15/23 @ 102.81 (a)	2,000	1,779
Banc of California, Inc., 5.25%, 4/15/25, Callable 1/15/25 @ 100	1,000	990
Blackstone Private Credit Fund 2.63%, 12/15/26, Callable 11/15/26 @ 100 (a)	3,000	2,549
3.25%, 3/15/27, Callable 2/15/27 @ 100 (a)	3,000	2,593
Condor Merger Sub, Inc., 7.38%, 2/15/30, Callable 2/15/25 @ 103.69 (a)	500	442
Ford Motor Credit Co. LLC 4.06%, 11/1/24, Callable 10/1/24 @ 100	3,000	2,950
3.38%, 11/13/25, Callable 10/13/25 @ 100	4,000	3,816
4.13%, 8/17/27, Callable 6/17/27 @ 100	6,250	5,922
5.11%, 5/3/29, Callable 2/3/29 @ 100	8,000	7,725
Genworth Holdings, Inc., 3.41% (LIBOR03M+200bps), 11/15/66, Callable 8/22/22 @ 100 (d)	2,000	1,019
Gray Escrow II, Inc., 5.38%, 11/15/31, Callable 11/15/26 @ 102.69 (a) (m)	3,000	2,669
HUB International Ltd., 7.00%, 5/1/26, Callable 8/16/22 @ 101.75 (a)	3,000	2,961
ILFC E-Capital Trust II, 5.10%, 12/21/65, Callable 9/6/22 @ 100 (a) (m)	2,000	1,530
Jefferies Finance LLC/JFIN Co-Issuer Corp., 5.00%, 8/15/28, Callable 8/15/24 @ 102.5 (a)	2,500	2,094
LABL Escrow Issuer LLC 6.75%, 7/15/26, Callable 8/16/22 @ 103.38 (a)	1,000	968
10.50%, 7/15/27, Callable 8/16/22 @ 105.25 (a)	3,000	2,849
Lehman Brothers Holdings, 5.75%, 4/25/11, MTN (i) (o)	1,000	4
Lehman Brothers Treasury Co. BV, MTN (k) (h)	1,447	6
Level 3 Financing, Inc., 4.25%, 7/1/28, Callable 7/1/23 @ 102.13 (a)	2,000	1,752
Lions Gate Capital Holdings LLC, 5.50%, 4/15/29, Callable 4/15/24 @ 102.75 (a)	1,500	1,249
MetLife, Inc., 10.75%, 8/1/69, Callable 8/1/34 @ 100	1,000	1,359
Mozart Debt Merger Sub, Inc. 3.88%, 4/1/29, Callable 10/1/24 @ 101.94 (a)	3,000	2,709
5.25%, 10/1/29, Callable 10/1/24 @ 102.63 (a)	3,000	2,710
Navient Corp. 6.75%, 6/25/25	3,000	2,930
6.75%, 6/15/26	2,500	2,380
5.63%, 8/1/33, MTN	5,000	3,947
Olympus Water US Holding Corp. 4.25%, 10/1/28, Callable 10/1/24 @ 102.13 (a)	2,000	1,703
6.25%, 10/1/29, Callable 10/1/24 @ 103.13 (a) (m)	750	541
OneMain Finance Corp. 7.13%, 3/15/26	6,000	5,846
5.38%, 11/15/29, Callable 5/15/29 @ 100	2,000	1,701
OWL Rock Core Income Corp., 5.50%, 3/21/25 (a)	1,000	967

See notes to financial statements.

16

USAA Mutual Funds Trust USAA High Income Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer, 4.88%, 5/15/29, Callable 5/15/24 @ 102.44 (a)	$2,000	$1,842
PPL Capital Funding, Inc., 4.92% (LIBOR03M+267bps), 3/30/67, Callable 9/6/22 @ 100 (d)	1,000	801
Starwood Property Trust, Inc., 4.38%, 1/15/27, Callable 7/15/26 @ 100 (a)	1,000	922
Summer BC Bidco B LLC, 5.50%, 10/31/26, Callable 7/15/23 @ 102.75 (a)	2,000	1,730
The Hanover Insurance Group, Inc., 8.21%, 2/3/27	3,000	3,057
The Hartford Financial Services Group, Inc., 3.54% (LIBOR03M+213bps), 2/12/67, Callable 9/6/22 @ 100 (a) (d)	1,000	794
		91,366
Health Care (5.1%):
Centene Corp., 4.63%, 12/15/29, Callable 12/15/24 @ 102.31	2,500	2,466
CHS / Community Health Systems, Inc., 5.25%, 5/15/30, Callable 5/15/25 @ 102.63 (a) (m)	2,000	1,680
CHS, Inc., 8.00%, 3/15/26, Callable 9/6/22 @ 104 (a)	12,000	11,457
CHS/Community Health Systems, Inc., 6.88%, 4/15/29, Callable 4/15/24 @ 103.44 (a)	3,000	1,668
DaVita, Inc. 4.63%, 6/1/30, Callable 6/1/25 @ 102.31 (a)	1,500	1,234
3.75%, 2/15/31, Callable 2/15/26 @ 101.88 (a)	5,000	3,825
Eastern Maine Healthcare Systems, 5.02%, 7/1/36	3,000	3,005
Embecta Corp., 6.75%, 2/15/30, Callable 2/15/27 @ 101.69 (a)	1,000	918
Encompass Health Corp., 4.63%, 4/1/31, Callable 4/1/26 @ 102.31	500	448
Global Medical Response, Inc., 6.50%, 10/1/25, Callable 8/10/22 @ 103.25 (a)	3,000	2,778
Mednax, Inc., 5.38%, 2/15/30, Callable 2/15/25 @ 102.69 (a)	4,000	3,690
Organon Finance 1 LLC, 4.13%, 4/30/28, Callable 4/30/24 @ 102.06 (a)	2,000	1,898
Prestige Brands, Inc., 3.75%, 4/1/31, Callable 4/1/26 @ 101.88 (a)	2,000	1,719
Select Medical Corp., 6.25%, 8/15/26, Callable 9/6/22 @ 103.13 (a)	2,500	2,501
Tenet Healthcare Corp. 5.13%, 11/1/27, Callable 11/1/22 @ 102.56 (a)	2,000	1,970
6.13%, 10/1/28, Callable 10/1/23 @ 103.06 (a) (m)	6,000	5,847
6.88%, 11/15/31	5,000	4,863
US Acute Care Solutions, 6.38%, 3/1/26, Callable 3/1/23 @ 103.19 (a)	5,000	4,648
		56,615
Industrials (9.6%):
ADT Security Corp., 4.88%, 7/15/32 (a)	3,000	2,703
Advanced Drainage Systems, Inc., 6.38%, 6/15/30, Callable 7/15/25 @ 103.19 (a)	500	508
American Airlines, Inc., 11.75%, 7/15/25 (a)	2,000	2,220
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.75%, 4/20/29 (a)	3,000	2,873
Atkore, Inc., 4.25%, 6/1/31, Callable 6/1/26 @ 102.13 (a)	2,000	1,733
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.75%, 7/15/27, Callable 9/6/22 @ 102.88 (a)	1,000	955
5.38%, 3/1/29, Callable 3/1/24 @ 102.69 (a) (m)	3,000	2,734
Brand Energy & Infrastructure Services, Inc., 8.50%, 7/15/25, Callable 9/6/22 @ 102.13 (a) (m)	1,000	832
Builders FirstSource, Inc., 4.25%, 2/1/32, Callable 8/1/26 @ 102.13 (a)	1,100	943

See notes to financial statements.

17

USAA Mutual Funds Trust USAA High Income Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
BWX Technologies, Inc., 4.13%, 4/15/29, Callable 4/15/24 @ 102.06 (a)	$2,000	$1,879
CDI Escrow Issuer, Inc., 5.75%, 4/1/30, Callable 4/1/25 @ 102.88 (a)	2,000	1,957
Covanta Holding Corp., 5.00%, 9/1/30, Callable 9/1/25 @ 102.5	1,000	876
Fluor Corp., 4.25%, 9/15/28, Callable 6/15/28 @ 100 (m)	1,000	939
Gates Global LLC/Gates Corp., 6.25%, 1/15/26, Callable 9/6/22 @ 103.13 (a)	3,000	2,919
Griffon Corp., 5.75%, 3/1/28, Callable 3/1/23 @ 102.88	1,500	1,426
H&E Equipment Services, Inc., 3.88%, 12/15/28, Callable 12/15/23 @ 101.94 (a)	2,000	1,744
Howmet Aerospace, Inc., 5.95%, 2/1/37	3,000	3,030
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.25%, 5/15/27, Callable 11/15/26 @ 100	4,000	3,850
JB Poindexter & Co., Inc., 7.13%, 4/15/26, Callable 9/6/22 @ 103.56 (a)	2,500	2,447
Matthews International Corp., 5.25%, 12/1/25, Callable 9/6/22 @ 102.63 (a) (m)	3,500	3,208
Minerva Merger Sub, Inc., 6.50%, 2/15/30, Callable 2/15/25 @ 103.25 (a) (m)	5,000	4,526
Mueller Water Products, Inc., 4.00%, 6/15/29, Callable 6/15/24 @ 102 (a)	1,000	916
Prime Security Services Borrower LLC/Prime Finance, Inc. 3.38%, 8/31/27, Callable 8/31/26 @ 100 (a)	1,000	912
6.25%, 1/15/28, Callable 1/15/23 @ 103.13 (a)	8,000	7,327
Roller Bearing Co. of America, Inc., 4.38%, 10/15/29, Callable 10/15/24 @ 102.19 (a) (m)	1,000	915
RR Donnelley & Sons Co., 8.25%, 7/1/27, Callable 7/1/23 @ 106.19	2,850	2,616
Sensata Technologies, Inc., 3.75%, 2/15/31, Callable 2/15/26 @ 101.88 (a)	2,000	1,737
Spirit AeroSystems, Inc., 5.50%, 1/15/25, Callable 10/15/22 @ 102.75 (a)	1,500	1,494
Spirit Airlines Pass Through Trust, 4.10%, 10/1/29	1,907	1,749
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., 8.00%, 9/20/25, Callable 9/20/23 @ 104 (a)	75	78
Standard Industries, Inc. 4.38%, 7/15/30, Callable 7/15/25 @ 102.19 (a)	2,000	1,743
3.38%, 1/15/31, Callable 7/15/25 @ 101.69 (a) (m)	6,000	4,892
Terex Corp., 5.00%, 5/15/29, Callable 5/15/24 @ 102.5 (a)	3,000	2,681
Textron Financial Corp., 3.15% (LIBOR03M+174bps), 2/15/42, Callable 8/22/22 @ 100 (a) (d)	1,000	766
The ADT Security Corp., 4.13%, 8/1/29, Callable 8/1/28 @ 100 (a)	2,000	1,793
The Hertz Corp. 4.63%, 12/1/26, Callable 12/1/23 @ 102.31 (a)	2,000	1,810
5.00%, 12/1/29, Callable 12/1/24 @ 102.5 (a)	3,500	2,997
TransDigm, Inc. 7.50%, 3/15/27, Callable 9/6/22 @ 103.75	5,000	5,084
5.50%, 11/15/27, Callable 11/15/22 @ 102.75	7,000	6,604
4.88%, 5/1/29, Callable 5/1/24 @ 102.44	5,000	4,476
U.S. Airways Pass Through Trust, 3.95%, 11/15/25	2,036	1,816
Uber Technologies, Inc., 7.50%, 9/15/27, Callable 9/15/22 @ 105.63 (a)	3,000	3,036
United Airlines Pass Through Trust, 4.88%, 7/15/27	22	21
United Airlines, Inc. 4.38%, 4/15/26, Callable 10/15/25 @ 100 (a)	250	241
4.63%, 4/15/29, Callable 10/15/28 @ 100 (a)	250	230
United Rentals North America, Inc., 4.00%, 7/15/30, Callable 7/15/25 @ 102	3,000	2,779
Waste Pro USA, Inc., 5.50%, 2/15/26, Callable 9/6/22 @ 102.75 (a)	2,000	1,850
WESCO Distribution, Inc., 7.25%, 6/15/28, Callable 6/15/23 @ 103.63 (a)	1,000	1,043
		105,908

See notes to financial statements.

18

USAA Mutual Funds Trust USAA High Income Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Information Technology (2.8%):
Acuris Finance US, Inc./Acuris Finance SARL, 5.00%, 5/1/28, Callable 5/1/24 @ 102.5 (a)	$2,000	$1,660
Amkor Technology, Inc., 6.63%, 9/15/27, Callable 9/6/22 @ 104.97 (a) (m)	1,000	989
Avaya, Inc., 6.13%, 9/15/28, Callable 9/15/23 @ 103.06 (a)	1,500	709
Block, Inc., 3.50%, 6/1/31, Callable 3/1/31 @ 100	1,500	1,301
Brightstar Escrow Corp., 9.75%, 10/15/25, Callable 10/15/22 @ 104.88 (a)	1,000	952
Caesars Entertainment, Inc., 8.13%, 7/1/27, Callable 7/1/23 @ 104.06 (a)	3,000	3,004
Colt Merger Sub, Inc. 6.25%, 7/1/25, Callable 8/16/22 @ 103.13 (a)	5,000	4,994
5.75%, 7/1/25, Callable 8/16/22 @ 102.88 (a)	1,000	1,000
CommScope Technologies LLC, 6.00%, 6/15/25, Callable 8/16/22 @ 101 (a)	2,000	1,850
Entegris, Inc., 3.63%, 5/1/29, Callable 5/1/24 @ 102.72 (a)	1,000	893
Gartner, Inc., 4.50%, 7/1/28, Callable 7/1/23 @ 102.25 (a)	1,500	1,450
J2 Global, Inc., 4.63%, 10/15/30, Callable 10/15/25 @ 102.21 (a)	1,304	1,194
NCR Corp. 5.13%, 4/15/29, Callable 4/15/24 @ 102.56 (a)	3,000	2,883
6.13%, 9/1/29, Callable 9/1/24 @ 103.06 (a)	2,000	1,952
Switch Ltd., 4.13%, 6/15/29, Callable 6/15/24 @ 102.06 (a)	2,000	2,022
Twilio, Inc., 3.88%, 3/15/31, Callable 3/15/26 @ 101.94	3,000	2,660
Unisys Corp., 6.88%, 11/1/27, Callable 11/1/23 @ 103.44 (a)	2,000	1,887
		31,400
Materials (4.8%):
Allegheny Ludlum LLC, 6.95%, 12/15/25	1,456	1,449
Arconic Corp., 6.13%, 2/15/28, Callable 2/15/23 @ 103.06 (a)	1,200	1,201
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, 4.00%, 9/1/29, Callable 5/15/24 @ 102 (a)	3,500	3,028
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 5.25%, 8/15/27, Callable 9/5/22 @ 102.63 (a)	3,500	2,664
Axalta Coating Systems LLC, 3.38%, 2/15/29, Callable 2/15/24 @ 101.69 (a) (m)	2,000	1,751
Bway Holding Co., 7.25%, 4/15/25, Callable 9/6/22 @ 100 (a)	8,000	7,358
Cleveland-Cliffs, Inc., 4.88%, 3/1/31, Callable 3/1/26 @ 102.44 (a) (m)	3,000	2,786
Commercial Metals Co., 4.38%, 3/15/32, Callable 3/15/27 @ 102.19	2,000	1,711
Freeport-McMoRan, Inc., 4.25%, 3/1/30, Callable 3/1/25 @ 102.13	1,500	1,407
Glatfelter Corp., 4.75%, 11/15/29, Callable 11/1/24 @ 102.38 (a) (m)	2,500	1,703
Kaiser Aluminum Corp., 4.50%, 6/1/31, Callable 6/1/26 @ 102.25 (a)	3,000	2,409
Louisiana-Pacific Corp., 3.63%, 3/15/29, Callable 3/15/24 @ 101.81 (a)	4,750	4,122
Novelis Corp., 4.75%, 1/30/30, Callable 1/30/25 @ 102.38 (a)	3,000	2,774
Olin Corp., 5.00%, 2/1/30, Callable 2/1/24 @ 102.5	1,500	1,392
Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer, Inc., 4.38%, 10/15/28, Callable 10/15/24 @ 102.19 (a)	2,000	1,768
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer, 4.00%, 10/15/27, Callable 10/15/23 @ 102 (a)	1,000	883
SCIH Salt Holdings, Inc., 4.88%, 5/1/28, Callable 5/1/24 @ 102.44 (a)	2,000	1,747
The Chemours Co. 5.38%, 5/15/27, Callable 2/15/27 @ 100 (m)	1,000	960
5.75%, 11/15/28, Callable 11/15/23 @ 102.88 (a)	3,000	2,871
4.63%, 11/15/29, Callable 11/15/24 @ 102.31 (a)	2,000	1,755
Tronox, Inc., 4.63%, 3/15/29, Callable 3/15/24 @ 102.31 (a)	4,000	3,469
United States Steel Corp., 6.88%, 3/1/29, Callable 3/1/24 @ 103.44 (m)	2,500	2,395

See notes to financial statements.

19

USAA Mutual Funds Trust USAA High Income Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Valvoline, Inc., 3.63%, 6/15/31, Callable 6/15/26 @ 101.81 (a)	$1,000	$829
Venator Finance SARL/Venator Materials LLC, 5.75%, 7/15/25, Callable 9/6/22 @ 101.44 (a) (m)	1,000	752
		53,184
Real Estate (1.0%):
Diversified Healthcare Trust, 9.75%, 6/15/25, Callable 9/6/22 @ 104.88	1,500	1,496
Outfront Media Capital LLC/Outfront Media Capital Corp. 6.25%, 6/15/25, Callable 9/6/22 @ 103.13 (a)	2,000	1,982
4.63%, 3/15/30, Callable 3/15/25 @ 102.31 (a)	1,000	849
Service Properties Trust 4.95%, 2/15/27, Callable 8/15/26 @ 100 (m)	2,000	1,649
4.95%, 10/1/29, Callable 7/1/29 @ 100	4,000	2,988
Vertical US Newco, Inc., 5.25%, 7/15/27, Callable 7/15/23 @ 102.63 (a)	2,000	1,919
		10,883
Utilities (2.9%):
Calpine Corp., 4.63%, 2/1/29, Callable 2/1/24 @ 102.31 (a)	7,000	6,290
FirstEnergy Corp. 4.40%, 7/15/27, Callable 4/15/27 @ 100	3,000	2,940
5.35%, 7/15/47, Callable 1/15/47 @ 100	1,000	891
FirstEnergy Transmission LLC, 2.87%, 9/15/28, Callable 7/15/28 @ 100 (a)	2,000	1,762
Genesis Energy LP, 6.50%, 10/1/25, Callable 9/6/22 @ 103.25	2,000	1,938
NRG Energy, Inc. 5.75%, 1/15/28, Callable 1/15/23 @ 102.88	3,000	2,889
3.63%, 2/15/31, Callable 2/15/26 @ 101.81 (a)	4,000	3,392
Pacific Gas and Electric Co., 4.20%, 6/1/41, Callable 12/1/40 @ 100	3,000	2,296
PG&E Corp. 5.00%, 7/1/28, Callable 7/1/23 @ 102.5	1,000	913
5.25%, 7/1/30, Callable 7/1/25 @ 102.63	1,000	900
Vistra Corp., 7.00% (H15T5Y+574bps), Callable 12/15/26 @ 100 (a) (d) (k)	1,500	1,372
Vistra Operations Co. LLC 5.00%, 7/31/27, Callable 8/16/22 @ 102.5 (a)	5,000	4,927
4.38%, 5/1/29, Callable 5/1/24 @ 102.19 (a)	1,000	923
		31,433
Total Corporate Bonds (Cost $812,231)		755,522
Yankee Dollars (15.3%)
Communication Services (1.6%):
Altice France Holding SA, 6.00%, 2/15/28, Callable 2/15/23 @ 103 (a)	8,000	6,258
Altice France SA 8.13%, 2/1/27, Callable 8/16/22 @ 104.06 (a)	3,000	2,963
5.50%, 10/15/29, Callable 10/15/24 @ 102.75 (a)	3,000	2,592
LCPR Seniorr Secured Financing DAC, 5.13%, 7/15/29, Callable 7/15/24 @ 102.56 (a)	1,500	1,313
Telecom Italia Capital SA, 7.20%, 7/18/36	5,000	4,147
		17,273

See notes to financial statements.

20

USAA Mutual Funds Trust USAA High Income Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Consumer Discretionary (2.0%):
1011778 BC ULC/New Red Finance, Inc., 3.88%, 1/15/28, Callable 9/15/22 @ 101.94 (a)	$3,000	$2,823
IHO Verwaltungs GmbH, 6.38%, 5/15/29, Callable 5/15/24 @ 103.19 (a)	4,524	3,879
International Game Technology PLC, 6.25%, 1/15/27, Callable 7/15/26 @ 100 (a)	3,000	3,042
Jaguar Land Rover Automotive PLC, 5.88%, 1/15/28, Callable 1/15/24 @ 102.94 (a)	3,500	2,790
Mattamy Group Corp., 4.63%, 3/1/30, Callable 3/1/25 @ 102.31 (a)	3,000	2,418
Melco Resorts Finance Ltd., 5.38%, 12/4/29, Callable 12/4/24 @ 102.69 (a) (m)	2,000	1,364
Melco Resorts Finance Ltd., 5.75%, 7/21/28, Callable 7/21/23 @ 102.88 (a)	1,000	711
NCL Corp., Ltd., 5.88%, 2/15/27, Callable 2/15/24 @ 102.94 (a)	2,000	1,838
Royal Caribbean Cruises Ltd. 5.50%, 8/31/26, Callable 2/28/26 @ 100 (a)	2,000	1,602
5.50%, 4/1/28, Callable 10/1/27 @ 100 (a)	2,000	1,506
		21,973
Consumer Staples (0.2%):
Minerva Luxembourg SA, 5.88%, 1/19/28, Callable 1/19/23 @ 102.94 (a) (m)	2,000	1,976
Energy (2.0%):
Baytex Energy Corp., 8.75%, 4/1/27, Callable 4/1/23 @ 106.56 (a)	3,000	3,056
Harbour Energy PLC, 5.50%, 10/15/26, Callable 10/15/23 @ 102.75 (a)	2,000	1,810
Ithaca Energy North Sea PLC, 9.00%, 7/15/26, Callable 7/15/23 @ 104.5 (a)	2,000	1,914
Northriver Midstream Finance LP, 5.63%, 2/15/26, Callable 10/15/22 @ 102.81 (a)	2,000	1,978
Petrobras Global Finance BV, 5.50%, 6/10/51, Callable 12/10/50 @ 100 (m)	4,000	3,321
Petroleos Mexicanos 6.84%, 1/23/30, Callable 10/23/29 @ 100	3,000	2,506
5.95%, 1/28/31, Callable 10/28/30 @ 100	2,000	1,553
Transportadora de Gas del Sur SA, 6.75%, 5/2/25, Callable 9/5/22 @ 103.38 (a) (m)	1,500	1,220
Tullow Oil PLC, 10.25%, 5/15/26, Callable 5/15/23 @ 105.13 (a)	1,500	1,427
Vermilion Energy, Inc., 6.88%, 5/1/30, Callable 5/1/25 @ 103.44 (a)	3,000	2,894
		21,679
Financials (2.6%):
Altice Financing SA 5.00%, 1/15/28, Callable 1/15/23 @ 102.5 (a)	5,000	4,384
5.75%, 8/15/29, Callable 8/15/24 @ 102.88 (a)	3,500	3,062
BBVA Bancomer SA, 5.87% (H15T5Y+431bps), 9/13/34, Callable 9/13/29 @ 100 (a) (d)	2,500	2,224
Deutsche Bank AG 5.88% (SOFR+544bps), 7/8/31, Callable 4/8/30 @ 100 (d)	4,000	3,660
4.87% (USISDA05+255bps), 12/1/32, Callable 12/1/27 @ 100 (d)	3,000	2,591
Intesa Sanpaolo SpA, 5.71%, 1/15/26 (a)	2,000	1,942
Iris Holding, Inc., 10.00%, 12/15/28, Callable 6/15/25 @ 105 (a)	500	419
UniCredit SpA, 7.30% (USISDA05+491bps), 4/2/34, Callable 4/2/29 @ 100 (a) (d)	8,000	7,478
Virgin Media Vendor Financing Notes IV Dac, 5.00%, 7/15/28, Callable 7/15/23 @ 102.5 (a)	2,000	1,829
Vmed O2 UK Financing I PLC, 4.25%, 1/31/31, Callable 1/31/26 @ 102.13 (a)	2,000	1,756
		29,345
See notes to financial statements.

21

USAA Mutual Funds Trust USAA High Income Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Health Care (0.6%):
Bausch Health Cos., Inc., 4.88%, 6/1/28, Callable 6/1/24 @ 102.44 (a)	$2,000	$1,597
Teva Pharmaceutical Finance Netherlands III BV 6.75%, 3/1/28, Callable 12/1/27 @ 100 (m)	3,000	3,024
4.10%, 10/1/46	3,000	2,133
		6,754
Industrials (1.9%):
Air Canada Pass Through Trust, 4.13%, 11/15/26 (a) (m)	4,727	4,262
ATS Automation Tooling Systems, Inc., 4.13%, 12/15/28, Callable 12/15/23 @ 102.06 (a)	1,000	886
Bombardier, Inc. 7.50%, 3/15/25, Callable 9/6/22 @ 101.25 (a)	7,934	7,782
7.88%, 4/15/27, Callable 9/6/22 @ 103.94 (a)	5,000	4,621
Rolls-Royce PLC, 5.75%, 10/15/27, Callable 7/15/27 @ 100 (a)	2,967	2,805
Seaspan Corp., 5.50%, 8/1/29, Callable 8/1/24 @ 102.75 (a) (m)	1,500	1,189
		21,545
Information Technology (0.2%):
Seagate HDD Cayman, 4.88%, 6/1/27, Callable 3/1/27 @ 100	2,000	1,986
Materials (3.4%):
Alcoa Nederland Holding, 6.13%, 5/15/28, Callable 5/15/23 @ 103.06 (a)	1,500	1,524
Alcoa Nederland Holding BV, 4.13%, 3/31/29, Callable 3/31/24 @ 102.06 (a) (m)	2,000	1,880
ArcelorMittal, 7.00%, 10/15/39	1,000	1,028
Cemex SAB de CV, 5.45%, 11/19/29, Callable 11/19/24 @ 102.73 (a)	2,000	1,833
Diamond Bc BV, 4.63%, 10/1/29, Callable 10/1/24 @ 102.31 (a)	2,000	1,686
Eldorado Gold Corp., 6.25%, 9/1/29, Callable 9/1/24 @ 103.13 (a)	2,000	1,611
Endeavour Mining PLC, 5.00%, 10/14/26, Callable 10/14/23 @ 102.5 (a)	4,320	3,530
First Quantum Minerals Ltd., 7.50%, 4/1/25, Callable 8/16/22 @ 101.88 (a)	10,000	9,927
Hudbay Minerals, Inc., 4.50%, 4/1/26, Callable 4/1/23 @ 102.25 (a)	1,000	830
Infrabuild Australia Pty Ltd., 12.00%, 10/1/24, Callable 9/5/22 @ 109 (a)	2,000	1,912
Methanex Corp., 5.25%, 12/15/29, Callable 9/15/29 @ 100	4,000	3,529
Mineral Resources Ltd., 8.13%, 5/1/27, Callable 9/6/22 @ 106.09 (a)	3,000	3,027
Mineral Resources, Ltd. 8.00%, 11/1/27, Callable 11/1/24 @ 104 (a)	1,000	1,011
8.50%, 5/1/30, Callable 5/1/25 @ 104.25 (a)	1,000	1,012
NOVA Chemicals Corp., 4.25%, 5/15/29, Callable 5/15/24 @ 102.13 (a) (m)	2,000	1,736
The Scotts Miracle-Gro Co., 4.38%, 2/1/32, Callable 8/1/26 @ 102.19	1,500	1,245
		37,321
Real Estate (0.1%):
Vertical Holdco GmbH, 7.63%, 7/15/28, Callable 7/15/23 @ 103.81 (a) (m)	1,000	904
Sovereign Bond (0.1%):
Bahamas Government International Bond, 6.00%, 11/21/28, Callable 8/21/28 @ 100 (a)	1,500	978
Utilities (0.6%):
AES Gener SA, 7.12% (USSW5+464bps), 3/26/79, Callable 4/7/24 @ 100 (a) (d)	1,250	1,137
Electricite de France SA, 5.25% (USSW10+371bps), Callable 1/29/23 @ 100 (a) (d) (k)	3,000	2,890

See notes to financial statements.

22

USAA Mutual Funds Trust USAA High Income Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Empresa Electrica Cochrane SpA, 5.50%, 5/14/27 (a)	$2,195	$1,902
Enel SpA, 8.75% (USSW5+588bps), 9/24/73, Callable 9/24/23 @ 100 (a) (d)	1,000	1,030
		6,959
Total Yankee Dollars (Cost $184,769)		168,693
Municipal Bonds (0.3%)
Illinois (0.2%):
City of Chicago, GO 7.05%, 1/1/29	1,295	1,350
7.05%, 1/1/29, Pre-refunded 1/1/23 @ 100	185	188
		1,538
New Jersey (0.1%):
South Jersey Transportation Authority Revenue, Series B, 3.36%, 11/1/28	1,375	1,317
Total Municipal Bonds (Cost $2,855)		2,855
Commercial Paper (4.9%) (n)
Aviation Capital Group LLC, 3.01%, 8/1/22 (a)	10,700	10,698
Constellation Brands, Inc., 3.89%, 8/5/22 (a)	1,000	999
Crown Castle International Corp. 4.62%, 8/3/22 (a)	2,000	1,999
3.34%, 8/10/22 (a)	5,000	4,996
FMC Corp., 8.46%, 8/1/22 (a)	6,800	6,798
Jabil, Inc., 4.89%, 8/3/22 (a)	10,600	10,596
Molson Coors Brewing, 4.23%, 8/3/22 (a)	4,500	4,498
ONEOK, Inc., 3.78%, 8/4/22 (a)	5,000	4,998
Viatris, Inc. 4.17%, 8/4/22 (a)	4,500	4,498
3.14%, 8/16/22 (a)	1,100	1,098
3.12%, 8/17/22 (a)	3,000	2,996
Total Commercial Paper (Cost $54,186)		54,174
Exchange-Traded Funds (3.7%)
iShares iBoxx High Yield Corporate Bond ETF (m)	300,844	23,523
SPDR Bloomberg High Yield Bond ETF (m)	179,525	17,303
Total Exchange-Traded Funds (Cost $40,211)		40,826
Collateral for Securities Loaned (4.1%)^
HSBC U.S. Government Money Market Fund, I Shares, 2.15% (p)	45,613,550	45,614
Total Collateral for Securities Loaned (Cost $45,614)		45,614
Total Investments (Cost $1,212,361) — 102.7%		1,133,088
Liabilities in excess of other assets — (2.7)%		(29,929)
NET ASSETS — 100.00%		$1,103,159

See notes to financial statements.

23

USAA Mutual Funds Trust USAA High Income Fund	Schedule of Portfolio Investments — continued July 31, 2022

At July 31, 2022, the Fund's investments in foreign securities were 15.4% of net assets.

^  Purchased with cash collateral from securities on loan.

(a)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid (unless otherwise noted as illiquid) based upon procedures approved by the Board of Trustees. As of July 31, 2022, the fair value of these securities was $697,491 thousands and amounted to 63.2% of net assets.

(b)  Amount represents less than 0.05% of net assets.

(c)  The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate disclosed is the rate in effect at July 31, 2022.

(d)  Variable or Floating-Rate Security. Rate disclosed is as of July 31, 2022.

(e)  Security is interest only.

(f)  Rounds to less than $1 thousand.

(g)  Non-income producing security.

(h)  Zero-coupon bond.

(i)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. At July 31, 2022, illiquid securities were 0.2% of the Fund's net assets.

(j)  Security was fair valued based upon procedures approved by the Board of Trustees and represents less than 0.05% of net assets as of July 31, 2022.This security is classified as Level 3 within the fair value hierarchy. (See Note 2 in the Notes to Financial Statements)

(k)  Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

(l)  The rates for this senior secured loan will be known on settlement date of the loan, subsequent to this report date. Senior secured loans have rates that will fluctuate over time in line with prevailing interest rates.

(m)  All or a portion of this security is on loan.

(n)  Rate represents the effective yield at July 31, 2022.

(o)  Currently the issuer is in default with respect to interest and/or principal payments.

(p)  Rate disclosed is the daily yield on July 31, 2022.

ADR — American Depositary Receipt

bps — Basis points

Continuously callable — Investment is continuously callable or will be continuously callable on any date after the first call date until its maturity.

ETF — Exchange-Traded Fund

GO — General Obligation

H15T5Y — 5 Year Treasury Constant Maturity Rate

LIBOR — London Interbank Offered Rate

LIBOR01M — 1 Month US Dollar LIBOR, rate disclosed as of July 31, 2022, based on the last reset date of the security

See notes to financial statements.

24

USAA Mutual Funds Trust USAA High Income Fund	Schedule of Portfolio Investments — continued July 31, 2022

LIBOR03M — 3 Month US Dollar LIBOR, rate disclosed as of July 31, 2022, based on the last reset date of the security

LIBOR06M — 6 Month US Dollar LIBOR, rate disclosed as of July 31, 2022, based on the last reset date of the security

LLC — Limited Liability Company

LP — Limited Partnership

MTN — Medium Term Note

PIK — Payment in-kind

PLC — Public Limited Company

SOFR — Secured Overnight Financing Rate

SOFR01M — 1 Month SOFR, rate disclosed as of July 31, 2022.

ULC — Unlimited Liability Co.

USISDA05 — 5 Year ICE Swap Rate, rate disclosed as of July 31, 2022.

USSW10 — USD 10 Year Swap Rate, rate disclosed as of July 31, 2022

USSW5 — USD 5 Year Swap Rate, rate disclosed as of July 31, 2022.

See notes to financial statements.

25

USAA Mutual Funds Trust	Statement of Assets and Liabilities July 31, 2022

(Amounts in Thousands, Except Per Share Amounts)

	USAA High Income Fund
Assets:
Investments, at value (Cost $1,212,361)	$1,133,088	(a)
Cash	4,203
Deposit with broker for futures contracts	90
Receivables:
Interest and dividends	16,218
Capital shares issued	224
Investments sold	5,437
From Adviser	11
Prepaid expenses	25
Total Assets	1,159,296
Liabilities:
Payables:
Collateral received on loaned securities	45,614
Investments purchased	8,982
Capital shares redeemed	801
Accrued expenses and other payables:
Investment advisory fees	386
Administration fees	123
Custodian fees	15
Transfer agent fees	122
Compliance fees	1
Trustees' fees	2
12b-1 fees	—	(b)
Other accrued expenses	91
Total Liabilities	56,137
Net Assets:
Capital	1,362,137
Total accumulated earnings/(loss)	(258,978)
Net Assets	$1,103,159
Net Assets
Fund Shares	$782,254
Institutional Shares	317,913
Class A	2,229
R6 Shares	763
Total	$1,103,159
Shares (unlimited number of shares authorized with no par value):
Fund Shares	113,166
Institutional Shares	46,052
Class A	321
R6 Shares	110
Total	159,649
Net asset value, offering and redemption price per share: (c)
Fund Shares	$6.91
Institutional Shares	6.90
Class A	6.93
R6 Shares	6.91
Maximum Sales Charge — Class A	2.25%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A	$7.09

(a)  Includes $44,428 thousand of securities on loan.

(b)  Rounds to less than $1 thousand.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

26

USAA Mutual Funds Trust	Statement of Operations For the Year Ended July 31, 2022

(Amounts in Thousands)

USAA High Income Fund
Investment Income:
Dividends	$2,696
Interest	69,665
Securities lending (net of fees)	357
Foreign tax withholding	— (a)
Total Income	72,718
Expenses:
Investment advisory fees	5,506
Administration fees — Fund Shares	1,315
Administration fees — Institutional Shares	405
Administration fees — Class A	4
Administration fees — R6 Shares	— (a)
Sub-Administration fees	23
12b-1 fees — Class A	6
Custodian fees	89
Transfer agent fees — Fund Shares	1,114
Transfer agent fees — Institutional Shares	405
Transfer agent fees — Class A	2
Transfer agent fees — R6 Shares	— (a)
Trustees' fees	49
Compliance fees	10
Legal and audit fees	91
State registration and filing fees	83
Interfund lending fees	3
Other expenses	188
Total Expenses	9,293
Expenses waived/reimbursed by Adviser	(95)
Net Expenses	9,198
Net Investment Income (Loss)	63,520
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	34,234
Net change in unrealized appreciation/depreciation on investment securities	(198,527)
Net realized/unrealized gains (losses) on investments	(164,293)
Change in net assets resulting from operations	$(100,773)

(a)  Rounds to less than $1 thousand.

See notes to financial statements.

27

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA High Income Fund
	Year Ended July 31, 2022	Year Ended July 31, 2021
From Investments:
Operations:
Net Investment Income (Loss)	$63,520	$91,178
Net realized gains (losses)	34,234	20,046
Net change in unrealized appreciation/depreciation	(198,527)	92,386
Change in net assets resulting from operations	(100,773)	203,610
Distributions to Shareholders:
Fund Shares	(44,394)	(48,734)
Institutional Shares	(20,502)	(40,433)
Class A	(118)	(296)
R6 Shares	(26)	(208)
Change in net assets resulting from distributions to shareholders	(65,040)	(89,671)
Change in net assets resulting from capital transactions	(498,274)	(185,398)
Change in net assets	(664,087)	(71,459)
Net Assets:
Beginning of period	1,767,246	1,838,705
End of period	$1,103,159	$1,767,246
Capital Transactions:
Fund Shares
Proceeds from shares issued	$64,024	$90,425
Distributions reinvested	41,155	45,288
Cost of shares redeemed	(168,670)	(262,821)
Total Fund Shares	$(63,491)	$(127,108)
Institutional Shares
Proceeds from shares issued	$22,776	$130,926
Distributions reinvested	20,474	40,372
Cost of shares redeemed	(478,339)	(219,424)
Total Institutional Shares	$(435,089)	$(48,126)
Class A
Proceeds from shares issued	$122	$82
Distributions reinvested	101	102
Cost of shares redeemed	(264)	(5,204)
Total Class A	$(41)	$(5,020)
R6 Shares
Proceeds from shares issued	$850	$162
Distributions reinvested	26	22
Cost of shares redeemed	(529)	(5,328)
Total R6 Shares	$347	$(5,144)
Change in net assets resulting from capital transactions	$(498,274)	$(185,398)

(continues on next page)

See notes to financial statements.

28

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	USAA High Income Fund
	Year Ended July 31, 2022	Year Ended July 31, 2021
Share Transactions:
Fund Shares
Issued	8,498	11,660
Reinvested	5,550	5,880
Redeemed	(22,457)	(34,060)
Total Fund Shares	(8,409)	(16,520)
Institutional Shares
Issued	3,067	17,052
Reinvested	2,747	5,246
Redeemed	(61,041)	(28,493)
Total Institutional Shares	(55,227)	(6,195)
Class A
Issued	16	12
Reinvested	14	13
Redeemed	(35)	(662)
Total Class A	(5)	(637)
R6 Shares
Issued	122	20
Reinvested	4	3
Redeemed	(74)	(681)
Total R6 Shares	52	(658)
Change in Shares	(63,589)	(24,010)

See notes to financial statements.

29

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses)	Total from Investment Activities	Net Investment Income	Total Distributions
USAA High Income Fund
Fund Shares
Year Ended July 31: 2022	$7.92	0.37	(f)	(1.00)	(0.63)	(0.38)	(0.38)
2021	$7.44	0.39	(f)	0.47	0.86	(0.38)	(0.38)
2020	$7.91	0.44	(f)	(0.47)	(0.03)	(0.44)	(0.44)
2019	$8.01	0.47		(0.10)	0.37	(0.47)	(0.47)
2018	$8.27	0.47		(0.26)	0.21	(0.47)	(0.47)
Institutional Shares
Year Ended July 31: 2022	$7.91	0.38	(f)	(1.00)	(0.62)	(0.39)	(0.39)
2021	$7.43	0.39	(f)	0.48	0.87	(0.39)	(0.39)
2020	$7.90	0.44	(f)	(0.47)	(0.03)	(0.44)	(0.44)
2019	$8.00	0.47		(0.09)	0.38	(0.48)	(0.48)
2018	$8.26	0.48		(0.26)	0.22	(0.48)	(0.48)
Class A
Year Ended July 31: 2022	$7.94	0.36	(f)	(1.00)	(0.64)	(0.37)	(0.37)
2021	$7.46	0.38	(f)	0.47	0.85	(0.37)	(0.37)
2020	$7.93	0.43	(f)	(0.48)	(0.05)	(0.42)	(0.42)
2019	$8.03	0.46		(0.10)	0.36	(0.46)	(0.46)
2018	$8.28	0.46		(0.26)	0.20	(0.45)	(0.45)
R6 Shares
Year Ended July 31: 2022	$7.92	0.41	(f)	(1.00)	(0.59)	(0.42)	(0.42)
2021	$7.43	0.40	(f)	0.49	0.89	(0.40)	(0.40)
2020	$7.90	0.45	(f)	(0.47)	(0.02)	(0.45)	(0.45)
2019	$8.01	0.48		(0.10)	0.38	(0.49)	(0.49)
2018	$8.26	0.48		(0.25)	0.23	(0.48)	(0.48)

(a)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

(b)  From the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(c)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019 and in effect through November 30, 2023, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 5 of the accompanying Notes to Financial Statements.

See notes to financial statements.

30

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

					Ratios to Average Net Assets				Supplemental Data
	Redemption Fees Added to Beneficial Interests		Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(a)	Net Expenses(b)(c)(d)		Net Investment Income (Loss)	Gross Expenses(d)	Net Assets, End of Period (000's)	Portfolio Turnover(e)
USAA High Income Fund
Fund Shares
Year Ended July 31: 2022	$—		$6.91	(8.17)%	0.75%		4.93%	0.75%	$782,254	35%
2021	—		$7.92	11.84%	0.75%		5.01%	0.75%	$962,971	30%
2020	—		$7.44	(0.27)%	0.81%		5.82%	0.81%	$1,027,510	48%
2019	—	(g)	$7.91	4.85%	0.85%		5.93%	0.85%	$1,212,711	31%
2018	—	(g)	$8.01	2.65%	0.81%		5.79%	0.81%	$1,207,790	22%
Institutional Shares
Year Ended July 31: 2022	$—		$6.90	(8.08)%	0.64%		5.00%	0.65%	$317,913	35%
2021	—		$7.91	11.93%	0.67%		5.08%	0.68%	$801,226	30%
2020	—		$7.43	(0.19)%	0.72%		5.91%	0.73%	$798,688	48%
2019	—	(g)	$7.90	4.94%	0.78%		6.00%	0.78%	$913,599	31%
2018	—	(g)	$8.00	2.74%	0.72%		5.88%	0.72%	$966,124	22%
Class A
Year Ended July 31: 2022	$—		$6.93	(8.22)%	0.83%		4.85%	1.58%	$2,229	35%
2021	—		$7.94	11.58%	0.92%		4.89%	1.37%	$2,586	30%
2020	—		$7.46	(0.44)%	0.98%		5.63%	1.09%	$7,184	48%
2019	—	(g)	$7.93	4.69%	1.00%		5.78%	1.21%	$10,021	31%
2018	—	(g)	$8.03	2.55%	1.02	%(h)	5.58%	1.13%	$10,019	22%
R6 Shares
Year Ended July 31: 2022	$—		$6.91	(7.65)%	0.22%		5.51%	4.07%	$763	35%
2021	—		$7.92	12.25%	0.58%		5.25%	0.92%	$463	30%
2020	—		$7.43	(0.12)%	0.64%		5.98%	0.82%	$5,323	48%
2019	—		$7.90	4.95%	0.65%		6.13%	0.96%	$5,214	31%
2018	—		$8.01	2.94%	0.65%		5.95%	0.92%	$5,055	22%

(d)  Does not include acquired fund fees and expenses, if any.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(f)  Per share net investment income (loss) has been calculated using the average daily shares method.

(g)  Amount is less than $0.005 per share.

(h)  Prior to December 1, 2017, USAA Asset Management Company ("AMCO") (previous Investment Adviser) voluntarily agreed to limit the annual expenses of Class A to 1.05% of the Class A average daily net assets.

See notes to financial statements.

31

USAA Mutual Funds Trust	Notes to Financial Statements July 31, 2022

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 45 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA High Income Fund (the "Fund"). The Fund offers four classes of shares: Fund Shares, Institutional Shares, Class A, and R6 Shares. The Fund is classified as diversified under the 1940 Act.,

Each class of shares of the Fund has substantially identical rights and privileges, except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

Victory Capital Management Inc. ("VCM" or the "Adviser") has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees' (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

32

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), and American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies, other than ETFs, are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities are valued each business day by a pricing service approved by the Board. The approved pricing service uses the evaluated bid or the last sale price to value securities. Debt obligations maturing within 60 days may be valued at amortized cost, provided that the amortized cost represents the fair value of such securities. These valuations are typically categorized as Level 2 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of July 31, 2022, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3		Total
Asset-Backed Securities	$—	$2,394	$—		$2,394
Collateralized Mortgage Obligations	—	224	—		224
Common Stocks	6,293	2,021	—	(a)	8,314
Preferred Stocks	21,624	—	—		21,624
Warrants	1	—	—		1
Senior Secured Loans	—	32,841	6		32,847
Corporate Bonds	—	755,522	—		755,522
Yankee Dollars	—	168,693	—		168,693
Municipal Bonds	—	2,855	—		2,855
Commercial Paper	—	54,174	—		54,174
Exchange-Traded Funds	40,826	—	—		40,826
Collateral for Securities Loaned	45,614	—	—		45,614
Total	$114,358	$1,018,724	$6		$1,133,088

(a) Rounds to less than $1 thousand.

For the year ended July 31, 2022, there were no significant transfers into/out of Level 3.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

33

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

Investment Companies:

Exchange-Traded Funds:

The Fund may invest in ETFs, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities often designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Securities Purchased on a Delayed-Delivery or When-Issued Basis:

The Fund may purchase securities on a delayed-delivery or when-issued basis. Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis, or for delayed draws on loans can take place a month or more after the trade date. At the time the Fund makes the commitment to purchase a security on a delayed-delivery or when-issued basis, the Fund records the transaction and reflects the value of the security in determining NAV. No interest accrues to the Fund until the transaction settles and payment takes place. A segregated account is established and the Fund maintains cash and/or marketable securities at least equal in value to commitments for delayed-delivery or when-issued securities. If the Fund owns delayed-delivery or when-issued securities, these values are included in Payables for Investments purchased on the accompanying Statement of Assets and Liabilities and the segregated assets are identified on the Schedule of Portfolio Investments.

Municipal Obligations:

The values of municipal obligations can fluctuate and may be affected by adverse tax, legislative, or political changes, and by financial developments affecting municipal issuers. Payments of municipal obligations may depend on a relatively limited source of revenue, resulting in greater credit risk. Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations.

Mortgage- and Asset-Backed Securities:

The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The values of mortgage- and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market's perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as "Ginnie Mae"), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as "Fannie Mae" and "Freddie Mac," respectively), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

34

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

Leveraged Loans:

The Fund may invest in leveraged loans, a type of bank loan. Leveraged loans are adjustable-rate bank loans made to companies rated below investment grade. The interest rates on leveraged loans are reset periodically based upon the fluctuations of a base interest rate such as London Interbank Offered Rate ("LIBOR") and a "spread" above that base interest rate that represents a risk premium to the lending banks and/or other participating investors. Many bank loans bear an adjustable rate of interest; however, leveraged loans provide for a greater "spread" over the base interest rate than other bank loans because they are considered to represent a greater credit risk. Because they are perceived to represent a greater credit risk, leveraged loans possess certain attributes that are similar to high-yield securities. However, because they are often secured by collateral of the borrower, leveraged loans possess certain attributes that are similar to other bank loans.

Below-Investment-Grade Securities:

The Fund invests in below-investment-grade securities (i.e., lower-quality, "junk" debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment-grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about their issuers, the market and the economy in general, than higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

Derivative Instruments:

Futures Contracts:

The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. The Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

The Fund did not hold futures contracts as of July 31, 2022.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the

35

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis. Paydown gains or losses on applicable securities, if any, are recorded as components of Interest income on the Statement of Operations.

The Fund may receive other income from investments in loan assignments and/or unfunded commitments, including amendment fees, consent fees, and commitment fees. These fees are recorded as income when received. These amounts, if received, are included in Interest income on the Statement of Operations.

Withholding taxes on interest, dividends, and gains as a result of certain investments by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Fund, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Fund's Schedule of Portfolio Investments. The Fund effectively does not have control of the non-cash collateral and therefore it is not disclosed on the Fund's Schedule of Portfolio Investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or repledged, except to satisfy borrower default.

The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of July 31, 2022.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$44,428	$—	$45,614

Federal Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of July 31.

For the year ended July 31, 2022, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

36

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, printing fees, and 12b-1 fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in cross-trades, which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended July 31, 2022, the Fund engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses) (amounts in thousands):

Purchases	Sales	Net Realized Gains (Losses)
$—	$5,076	$674

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended July 31, 2022, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$429,592	$925,330

4. Affiliated Fund Ownership:

The Fund offers its shares for investment by other USAA Mutual Funds. The fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control, and the affiliated fund-of-funds' annual and semi-annual reports may be viewed at www.vcm.com. As of July 31, 2022, certain fund-of-funds owned total outstanding shares of the Fund as follows:

Affiliated USAA Mutual Funds	Ownership %
USAA Cornerstone Conservative Fund	1.0
USAA Target Retirement Income Fund	3.2
USAA Target Retirement 2030 Fund	4.4
USAA Target Retirement 2040 Fund	4.3
USAA Target Retirement 2050 Fund	0.9

37

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

5. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.50% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the year ended July 31, 2022, are reflected on the Statement of Operations as Investment advisory fees.

The performance adjustment for each share class is accrued daily and calculated monthly by comparing the respective class' performance to that of the Lipper High Yield Bond Funds Index. The Lipper High Yield Bond Funds Index tracks the total return performance of the largest funds within the Lipper High Yield Bond Funds category.

The performance period for each share class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)
+/- 20 to 50	+/- 4
+/- 51 to 100	+/- 5
+/- 101 and greater	+/- 6

(a) Based on the difference between the average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of the respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper High Yield Bond Funds Index over that period, even if the class has overall negative returns during the performance period.

For the period August 1, 2021, to July 31, 2022, performance adjustments were $(540), $(373), $(4), and $(2) for Fund Shares, Institutional Shares, Class A, and R6 Shares, in thousands, respectively. Performance adjustments were (0.06)%, (0.09)%, (0.17)%, and (0.43)% for Fund Shares, Institutional Shares, Class A, and R6 Shares, respectively. The performance adjustment rate included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36 month performance periods.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019, permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended July 31, 2022, the Fund had no subadvisers.

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.15%, 0.10%, 0.15%, and 0.05%, which is based on the Fund's average daily net assets of the Fund Shares, Institutional Shares, Class A, and R6 Shares,

38

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

respectively. Amounts incurred for the year ended July 31, 2022, are reflected on the Statement of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended July 31, 2022, are reflected on the Statement of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the year ended July 31, 2022, are reflected on the Statement of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent fees for Institutional Shares, Class A, and R6 Shares, are paid monthly based on a fee accrued daily at an annualized rate of 0.10% 0.10%, and 0.01%, respectively, of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the year ended July 31, 2022, are reflected on the Statement of Operations as Transfer agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activity primarily intended to result in the sale of Class A. Amounts incurred and paid to the Distributor for the year ended July 31, 2022, are reflected on the Statement of Operations as 12b-1 fees.

In addition, the Distributor is entitled to receive commissions in connection with sales of Class A. For the year ended July 31, 2022, the Distributor received less than $1 thousand from commissions earned in connection with sales of Class A.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended July 31, 2022, are reflected on the Statement of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

39

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

The Adviser has entered into an expense limitation agreement with the Fund until at least November 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Performance adjustments, acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of July 31, 2022, the expense limits (excluding voluntary waivers) were 0.83%, 0.73%, 1.00%, and 0.65% for Fund Shares, Institutional Shares, Class A, and R6 Shares, respectively.

Under the terms of the expense limitation agreement, as amended June 29, 2022, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limit in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount.

As of July 31, 2022, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayments are not probable at July 31, 2022.

Expires 2023	Expires 2024	Expires 2025	Total
$69	$114	$95	$278

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund is not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended July 31, 2022.

Certain officers and/or interested trustees of the Fund are also officers and/ or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

6. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Debt Securities Risk — The value of a debt security or other income-producing security changes in response to various factors including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations.

Other factors that may affect the value of debt securities include, among others, public health crises and responses by governments and companies to such crises. These and other events may affect the creditworthiness of the issuer of a debt security and may impair an issuer's ability to timely meet its debt obligations as they come due.

Credit Risk — The fixed-income securities in the Fund's portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer's ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor's return. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk.

High-Yield/Junk Bond Risk — Fixed-income securities rated below investment grade, also known as "junk" or high-yield bonds, generally entail greater economic, credit, and liquidity risk than investment-grade securities. Their prices may be more volatile, especially during economic downturns, financial setbacks, or liquidity events. High-yield securities also can involve a substantially greater risk of default

40

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

than higher quality debt securities, and their values can decline significantly over short and longer periods of time.

LIBOR Discontinuation Risk — The LIBOR discontinuation may adversely affect the financial markets generally and the Fund's operations, finances and investments specifically. LIBOR has been the principal floating-rate benchmark in the financial markets. However, LIBOR has been or will be discontinued as a floating rate benchmark. The date of discontinuation depends on the LIBOR currency and tenor. With limited exceptions, no new LIBOR obligations will be entered into after December 31, 2021. Existing LIBOR obligations have transitioned or will transition to another benchmark, depending on the LIBOR currency and tenor. For some existing LIBOR-based obligations, the contractual consequences of the discontinuation of LIBOR may not be clear.

Non-LIBOR floating-rate obligations, including Secured Overnight Financing Rate ("SOFR")-based obligations, may have returns and values that fluctuate more than those of floating-rate debt obligations that are based on LIBOR or other rates. Also, because SOFR and some alternative floating rates are relatively new market indexes, markets for certain non-LIBOR obligations may never develop or may not be liquid. Market terms for non-LIBOR floating rate obligations, such as the spread over the index reflected in interest-rate provisions, may evolve over time, and prices of non-LIBOR floating rate obligations may be different depending on when they are issued and changing views about correct spread levels.

Various SOFR-based rates, including SOFR-based term rates, and various non-SOFR-based rates are expected to develop in response to the discontinuation of U.S. dollar LIBOR, which may create various risks for the Fund and the financial markets more generally. There are non-LIBOR forward-looking floating rates that are not based on SOFR and that may be considered by participants in the financial markets as LIBOR alternatives. Such rates include AMERIBOR (American Interbank Offered Rate), BSBY (Bloomberg Short-Term Bank Yield Index) and BYI (Bank Yield Index). Unlike forward-looking SOFR-based term rates, such rates are intended to reflect a bank credit spread component.

It is not clear how replacement rates for LIBOR — including SOFR-based rates and non-SOFR-based rates — will develop and to what extent they will be used. There is no assurance that these replacement rates will be suitable substitutes for LIBOR, and thus the substitution of such rates for LIBOR could have an adverse effect on the Fund and the financial markets more generally. Concerns about market depth and stability could affect the development of non-SOFR-based term rates, and such rates may create various risks, which may or may not be similar to the risks relating to SOFR.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

7. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 27, 2022, with a termination date of June 26, 2023. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount.

41

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended July 31, 2022, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the commitment fees plus any interest on amounts borrowed. For the period from August 1, 2021, through June 27, 2022, interest was based on the one-month LIBOR plus one percent. Effective with the renewal, for the period June 28, 2022, through July 31, 2022, interest was based on the one-month SOFR plus 1.10 percent. Interest charged to the Fund during the period, if applicable, is reflected on the Statement of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended July 31, 2022.

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending.

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the year ended July 31, 2022, were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at July 31, 2022	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$29,461	7	0.62%	$43,998

*  Based on the number of days borrowings were outstanding for the year ended July 31, 2022.

8. Federal Income Tax Information:

The Fund intends to distribute any net investment income monthly. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of July 31, 2022, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

42

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Year Ended July 31, 2022		Year Ended July 31, 2021
Distributions Paid From		Distributions Paid From
Ordinary Income	Total Distributions Paid	Ordinary Income	Total Distributions Paid
$65,040	$65,040	$89,671	$89,671

As of July 31, 2022, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Other Earnings (Loss)	Accumulated Earnings	Accumulated Capital and Other Earnings (Loss)	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$2,755	$(9)	$2,746	$(182,055)	$(79,669)	$(258,978)

*  The difference between the book-basis and tax-basis of unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, perpetual bonds adjustments, defaulted bonds, litigation fees and hybrid accruals on interest purchased.

As of July 31, 2022, the Fund had net capital loss carryforwards as shown in the table below (amounts in thousands). It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

Short-Term Amount	Long-Term Amount	Total
$30,816	$151,239	$182,055

During the tax year ended July 31, 2022, the Fund utilized $34,341 thousand of capital loss carryforwards.

As of July 31, 2022, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$1,212,757	$14,647	$(94,316)	$(79,669)

43

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA High Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA High Income Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of July 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at July 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2022, by correspondence with the custodian, agent banks and brokers or by other appropriate auditing procedures where replies from agent banks or brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
September 28, 2022

44

USAA Mutual Funds Trust	Supplemental Information July 31, 2022

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, their positions with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 45 portfolios in the Trust. Each Trustee's address is c/o Fund Administration, 15935 La Cantera Pkwy, San Antonio, TX 78256.

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Retired.	45	Westhab, Inc., New York Theological Seminary, American Filtration Corp.
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Retired.	45	None

45

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (6/17-6/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-03/21); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Chairman of Board of AMCO (04/13-06/19); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management Company) (09/09-03/21); Chairman of Board of ISCO (04/13-12/20); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Chairman of Board of SAS (04/13-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-03/21); Director and Vice Chairman of FPS (12/13-03/21); President and Director of USAA Investment Corporation (ICORP) (03/10-03/21); Chairman of Board of ICORP (12/13-03/21); Director of USAA Financial Advisors, Inc. (FAI) (12/13-03/21); Chairman of Board of FAI (3/15-03/21).

				45	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Retired.	45	None

46

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-08/19), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present).	45	Terran Orbital Corp., American Made Filtration Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	45	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	45	Guardian Variable Products Trust (16 series)

Effective at the close of business on December 31, 2021, Robert L. Mason, Ph.D., retired from the Board of Trustees.

47

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustee
David C. Brown (May 1972)	Trustee	Trustee since July 2019

Chairman and Chief Executive Officer (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019-present).

				45 portfolios within the Trust; 40 portfolios within the Victory Portfolios, 25 series within the Victory Portfolios II, and 6 series within the Victory Variable Insurance Funds	None

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

48

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Officers:

The officers of the Trust, their date of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Officers of the Trust
Christopher K. Dyer (February 1962)	President	July 2019

Director of Mutual Fund Administration, Victory Capital Management Inc. (2004-present). Chief Operating Officer, Victory Capital Services, Inc. (2020-present). Vice President, Victory Capital Transfer Agency, Inc. (2019-present).

Scott Stahorsky (July 1969)	Vice President	July 2019	Manager, Fund Administration, Victory Capital Management Inc. (2015-present).
Thomas Dusenberry (July 1977)	Secretary	June 2022

Manager, Fund Administration, Victory Capital Management Inc. (since 2022); Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream, MLP Fund, and Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020-2022); Director of Fund Operations, Salient Partners (2016-2019).

James K. De Vries (April 1969)	Treasurer	March 2018

Executive Director, Victory Capital Management Inc. (7/1/19-present); Executive Director, Investment and Financial Administration, USAA (2012-6/30/19); Assistant Treasurer, USAA Mutual Funds Trust (2013-2018). Mr. De Vries also serves as the Funds' Principal Financial Officer.

Allan Shaer (March 1965)	Assistant Treasurer	July 2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (2016-present); Vice President, Mutual Fund Administration, JP Morgan Chase Bank (2011-2016).
Carol D. Trevino (October 1965)	Assistant Treasurer	September 2018	Director, Accounting and Finance, Victory Capital Management Inc. (7/1/19-present); Accounting/ Financial Director, USAA (12/13-6/30/19).
Charles Booth (April 1960)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, City Fund Services Ohio, Inc. (2007-present).

49

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Sean Fox (September 1976)	Chief Compliance Officer	June 2022	Deputy Chief Compliance Officer (July 2021-June 2022), Senior Compliance Officer, the Adviser (2019-2021), Compliance Officer, the Adviser (2015-2019).

  Effective at the close of business on April 27, 2022, Erin Wagner resigned as the Secretary of the Trust.

  Effective at the close of business on June 10, 2022, Colin Kinney resigned as the Chief Compliance Officer of the Trust.

50

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2022, through July 31, 2022.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 2/1/22	Actual Ending Account Value 7/31/22	Hypothetical Ending Account Value 7/31/22	Actual Expenses Paid During Period 2/1/22-7/31/22*	Hypothetical Expenses Paid During Period 2/1/22-7/31/22*	Annualized Expense Ratio During Period 2/1/22-7/31/22
Fund Shares	$1,000	$933.50	$1,021.08	$3.60	$3.76	0.75%
Institutional Shares	1,000	934.00	1,021.72	2.97	3.11	0.62%
Class A	1,000	933.30	1,020.68	3.98	4.16	0.83%
R6 Shares	1,000	937.20	1,023.46	1.30	1.35	0.27%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

51

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended July 31, 2022, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2023.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2022 (amounts in thousands):

Dividends Received Deduction (corporate shareholders)	Qualified Dividend Income (non-corporate shareholders)
1%	2%

52

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short- and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Fund's Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 11, 2022, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a highly liquid investment minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

53

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
www.vcm.com	(800) 235-8396

40052-0922

JULY 31, 2022

Annual Report

USAA Money Market Fund

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Managers' Commentary (Unaudited)	4
Investment Overview (Unaudited)	5
Investment Objective & Portfolio Holdings (Unaudited)	6
Schedule of Portfolio Investments	7
Financial Statements
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	23
Supplemental Information (Unaudited)	24
Trustees' and Officers' Information	24
Proxy Voting and Portfolio Holdings Information	30
Expense Example	30
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE • INVESTMENTS INVOLVE RISK •  PRINCIPAL LOSS IS POSSIBLE

1

(Unaudited)

Dear Shareholder,

It certainly has been an interesting — make that challenging — year for investors. If anything, our most recent annual reporting period ended July 31, 2022 reminded us of two enduring realities: 1) financial markets are dynamic and apt to change abruptly; 2) it's vitally important that we remain calm and rational whenever faced with those inevitable bouts of turmoil.

Consider what the past year has dealt us. The latter half of 2021 was largely constructive for financial markets, with record corporate earnings, ample liquidity in markets, and investors largely embracing risk assets. But as the calendar year turned, the script flipped. Almost overnight investor sentiment turned negative. There were many culprits. Inflation data was running persistently hotter than expected, with some of the highest readings in decades. Even the U.S. Federal Reserve (the "Fed") stopped calling inflation "transitory" and pivoted to a restrictive monetary policy. The Fed is now singularly focused on inflation and has embarked on a new aggressive rate-hike cycle. On top of all that, a terrible war began (and continues) in Eastern Europe, which fueled rising energy prices and slowed global growth.

These issues, among other factors, have ratcheted up market volatility in both stock and bond markets. Many broad market stock indices pulled back substantially during the first half of 2022 and even entered "bear market" territory in June, which is typically considered a 20% pullback from the most recent highs. Meanwhile, fixed income investors were also dealing with elevated volatility, and wide swaths of the bond market struggled in the face of rising interest rates. For a short while, bonds were not acting as their traditional counterbalance to equities, and that further troubled investors.

Just as quickly the script flipped again as our annual reporting period was drawing to a close. Risk was back on and investors seemingly went bargain hunting in July. Most equity indexes bounced back smartly — not fully recovering losses since the beginning of the calendar year but still making sharp moves higher.

Throughout the ups and downs of the past annual reporting period, there have been interesting subplots playing out within the broader market as different investment styles and sectors took turns in leadership positions. For example, it was interesting to watch crypto assets captivate investors through the earlier part of our annual reporting period, only to see them fall out of favor as sentiment soured. Ironically, those "less-exciting" assets, such as utilities and even money market funds, have been among the better performing throughout 2022. Indeed, things really can change markedly, and if anything, this underscores the importance of diversification.

Looking at the numbers we see that the S&P 500® Index, the bell-weather proxy for our domestic stock market, had an annual total return of -4.64% for the 12-month period ended July 31, 2022. Over this same annual period, the yield on the 10-Year U.S. Treasury jumped 143 basis points (a basis point is 1/100th of a percentage point), thanks largely to the Fed's policy shift and several aggressive rate hikes. At the end of our reporting period, the yield on the 10-Year U.S. Treasury finished at 2.67%.

Given the volatile market environment of the past year, it's comforting that we can draw on our experience managing portfolios through all market environments. This

2

has taught us to remain calm in the face of turmoil. It's imperative that investors do the same, as opposed to chasing short-term trends and acting emotionally. It is our view that a long-term plan, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerances are some of the key ingredients for staying the course and progressing on investment goals.

As ever, there will be challenges ahead. The Fed has declared its intent to continue raising rates even as some elevated inflation readings begin to decline. Labor shortages, ongoing supply chain issues, elevated energy prices, and the Russia-Ukraine war are among the headwinds investors continue to navigate. There's even been some chatter about a possible recession in 2023.

Although no one can definitively predict what markets will do in the future, we can assure you that the investment professionals at all our independent franchises continually monitor the environment and work hard to position portfolios opportunistically no matter what the markets bring.

On the following pages, you will find information relating to your USAA® Mutual Fund, brought to you by Victory Capital. If you have any questions regarding the current market dynamics or your specific portfolio or investment plan, we encourage you to contact our representatives. Call (800) 235-8396 or visit our website at www.vcm.com.

From all of us here at Victory Capital, thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

3

USAA Money Market Fund

Managers' Commentary
(Unaudited)

•  What were the market conditions during the reporting period?

Throughout much of the 12-month reporting period ending July 31, 2022, the target federal funds ("fed funds") rate was held at a range of between 0.00% and 0.25%. Officials at the U.S. Federal Reserve (the "Fed") set the short-term rate to these low levels in order to support the U.S. economy during the country's battle with COVID-19. During March 2022 however, officials at the Fed raised the target range by a quarter of a percentage point to between 0.25% and 0.50%. This marked the first increase since December 2018. Officials at the Fed then increased the target range again in May 2022, June 2022, and July 2022. At the end of the reporting period on July 31, 2022, the target range for fed funds was between 2.25% and 2.50%. These increases in the fed funds rate reflect the Fed's desire to control inflation, particularly as the pandemic has subsided. Additional increases are expected later this year.

As a result of the Fed's interest rate target of zero during most of the reporting period, short-term interest rates remained extremely low. This resulted in extremely low yields on U.S. Treasury bills, repurchase agreements and short-term notes. However, as the Fed has increased the fed funds rate, short-term interest rates have also moved higher and are now substantially above zero. We would expect this trend to continue as the Fed continues to increase the fed funds rate.

•  How did the USAA Money Market Fund (the "Fund") perform during the reporting period?

For the reporting period ended July 31, 2022, the Fund had a return of 0.24%, compared to an average return of 0.21% for the funds in the Lipper Money Market Funds category.

•  What strategies did you employ during the period?

During the reporting period ending July 31, 2022, we continued to invest in commercial paper, fixed- and floating-rate Yankee CDs, Treasury securities, and corporate notes. We increased the Fund's investments in floating-rate Yankee CDs as interest rates moved higher while maintaining our exposure to variable rate demand notes ("VRDNs"). The VRDNs owned by the Fund give us flexibility because they can be sold at par (100% of face value) upon notice of seven days or less and the rates reset frequently. Furthermore, we have been keeping portfolio maturities reasonably short in order to take advantage of rising short term interest rates. As always, we relied on our team of analysts to help us identify securities that we believe represented relative value. These specialists also continue to analyze and monitor every holding in the portfolio

Thank you for allowing us to assist in your investment needs.

Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money market funds seek to preserve the value of investors' shares at $1.00 per share, it is possible to lose money by investing in a money market fund.

4

USAA Money Market Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended July 31, 2022

Fund Shares
INCEPTION DATE	1/30/81
Net Asset Value
One Year	0.24%
Five Year	0.88%
Ten Year	0.47%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1 per share, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund's liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit in a bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Money Market Fund — Growth of $10,000

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

5

USAA Mutual Funds Trust USAA Money Market Fund	July 31, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks the highest income consistent with preservation of capital and the maintenance of liquidity.

Portfolio Mix*:

July 31, 2022

(% of Net Assets)

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

6

USAA Mutual Funds Trust USAA Money Market Fund	Schedule of Portfolio Investments July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Corporate Bonds (4.4%)
Financials (4.4%):
Bass Pro Rossford Development Co. LLC (LOC — Fifth Third Bank), 2.50%, 11/1/27 (a)	$18,255	$18,255
Carol Allen Family Liquidity Trust (LOC — Comerica Bank, N.A.), 2.48%, 3/1/48, Callable 9/6/22 @ 100 (a)	25,000	25,000
NLS Irrevocable Trust (LOC — Bank of Oklahoma, N.A.), 2.52%, 12/1/39, Callable 9/6/22 @ 100 (a)	11,260	11,260
Opler Irrevocable Trust (LOC — Bank of Oklahoma, N.A.), 2.52%, 11/1/39, Callable 9/6/22 @ 100 (a)	9,280	9,280
Stobro Co. LP (LOC — Federal Home Loan Bank of Pittsburgh), 1.70%, 1/1/32 (a)	8,955	8,955
The Dennis Wesley Co., Inc. (LOC — Federal Home Loan Bank of Indianapolis), 2.45%, 11/15/39, Callable 9/6/22 @ 100 (a)	10,125	10,125
		82,875
Total Corporate Bonds (Cost $82,875)		82,875
Municipal Bonds (1.1%)
Arizona (1.1%):
Yavapai County IDA Revenue (LOC — Bank of Nova Scotia), 2.00%, 9/1/35, Continuously Callable @ 100 (a)	20,000	20,000
Total Municipal Bonds (Cost $20,000)		20,000
U.S. Treasury Obligations (3.2%)
U.S. Treasury Notes, 2.59% (USBMMY3M+5bps), 1/31/23 (b)	60,000	60,045
Total U.S. Treasury Obligations (Cost $60,045)		60,045
Commercial Paper (74.4%) (c)
Amphenol Corp., 2.45%, 8/1/22 (d)	62,100	62,100
Aviation Capital Group LLC, 3.01%, 8/1/22 (d)	25,000	25,000
BASF SE, 1.75%, 9/1/22 (d)	20,000	19,969
Bayerische Landesbank, 2.25%, 8/1/22 (d)	90,000	90,000
Cargill, Inc., 2.25%, 8/1/22 (d)	90,000	90,000
CenterPoint Energy Resources Corp. 2.52%, 8/1/22 (d)	65,000	65,000
2.31%, 8/15/22 (d)	25,000	24,976
Credit Agricole Corporate and Investment Bank, 1.70%, 9/20/22 (d)	20,000	19,952
Crown Point Capital Co. LLC 1.65%, 9/1/22 (d)	17,000	16,975
2.05%, 11/1/22 (d)	20,000	19,895
Dairy Farmers of America, Inc., 2.60%, 8/1/22 (d)	90,000	90,000
Duke Energy Corp. 2.50%, 8/1/22 (d)	25,000	25,000
1.90%, 8/4/22 (d)	65,000	64,986
Enbridge Gas Distribution 2.60%, 8/25/22 (d)	20,000	19,964
2.60%, 8/26/22 (d)	20,000	19,962
2.67%, 9/1/22 (d)	20,000	19,953

See notes to financial statements.

7

USAA Mutual Funds Trust USAA Money Market Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Energy Transfer Partners LP, 2.95%, 8/1/22 (d)	$20,000	$20,000
Evergy Kansas Central 2.00%, 8/1/22 (d)	20,000	20,000
2.04%, 8/5/22 (d)	35,000	34,990
Fairway Finance Corp. 1.67%, 9/23/22 (d)	10,000	9,975
1.78%, 10/4/22 (d)	20,000	19,936
1.99%, 11/7/22 (d)	20,000	19,891
Hannover Funding Co. LLC 2.45%, 8/1/22 (d)	18,000	18,000
1.60%, 8/3/22 (d)	34,000	33,996
1.50%, 8/11/22 (d)	20,000	19,991
Harley-Davidson, Inc., 2.39%, 8/10/22 (d)	15,000	14,990
Hyundai Capital America, 2.02%, 8/5/22 (d)	75,000	74,979
Jabil, Inc., 3.05%, 8/1/22 (d)	90,100	90,100
Kinder Morgan, Inc., 2.60%, 8/1/22 (d)	90,000	90,000
LMA Americas LLC 1.34%, 8/12/22 (d)	20,000	19,991
1.56%, 9/7/22 (d)	20,000	19,967
1.67%, 9/16/22 (d)	20,000	19,957
National Rural Utilities Cooperative Finance Corp. 2.40%, 8/25/22 (d)	20,000	19,967
2.41%, 8/26/22 (d)	20,000	19,965
Nutrien Ltd. 2.62%, 8/31/22 (d)	20,000	19,955
2.52%, 9/1/22 (d)	20,000	19,955
Ridgefield Funding Co. LLC 1.24%, 8/9/22 (d)	20,000	19,994
1.61%, 9/8/22 (d)	20,000	19,965
1.99%, 11/7/22 (d)	20,000	19,891
Verizon Communications, 1.29%, 8/9/22 (d)	20,000	19,994
Victory Receivables Corp. 4.63%, 8/2/22 (d)	18,000	17,999
1.28%, 8/10/22 (d)	20,000	19,993
Total Commercial Paper (Cost $1,398,173)		1,398,173
Certificates of Deposit (16.7%)
Bank of Montreal Chicago, 2.53% (SOFR+25bps), 2/24/23 (b)	20,000	20,000
Bank of Nova Scotia, 2.53% (SOFR+25bps), 2/28/23 (b)	20,000	20,000
Barclays Bank PLC, 1.82% (SOFR+29bps), 2/9/23 (b)	20,000	20,000
Canadian Imperial Bank of Commerce, 2.53% (SOFR+25bps), 2/10/23 (b)	20,000	20,000
Goldman Sachs Bank USA 1.77%, 11/25/22 (SOFR+25bps) (b)	25,000	25,000
1.77%, 1/20/23 (SOFR+27bps) (b)	25,000	25,000
1.80%, 2/17/23 (SOFR+30bps) (b)	25,000	25,000
Lloyds Bank Corporate Markets PLC, 2.53% (SOFR+25bps), 1/12/23 (b)	20,000	20,000
MUFG Bank Ltd., 1.81% (SOFR+28bps), 1/24/23 (b)	20,000	20,000
Natixis SA, 2.50% (SOFR+22bps), 12/1/22 (b)	20,000	20,000
Standard Chartered BK, 2.53% (SOFR+25bps), 1/31/23 (b)	20,000	20,000

See notes to financial statements.

8

USAA Mutual Funds Trust USAA Money Market Fund	Schedule of Portfolio Investments — continued July 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Sumitomo Mitsui Banking Corp. 2.46%, 8/3/22 (SOFR+18bps) (b)	$20,000	$20,000
2.56%, 2/1/23 (SOFR+28bps) (b)	20,000	20,000
Svenska Handelsbanken, 1.77% (SOFR+24bps), 2/15/23 (b)	20,000	20,000
Toronto Dominion Bank, 1.32% (SOFR+23bps), 2/1/23 (b)	20,000	20,000
Total Certificates of Deposit (Cost $315,000)		315,000
Total Investments (Cost $1,876,093) — 99.8%		1,876,093
Other assets in excess of liabilities — 0.2%		2,946
NET ASSETS — 100.00%		$1,879,039

At July 31, 2022, the Fund's investments in foreign securities were 25.0% of net assets.

(a)  Variable Rate Demand Notes that provide the rights to sell the security at face value on either that day or within the rate-reset period. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description.

(b)  Variable or Floating-Rate Security. Rate disclosed is as of July 31, 2022.

(c)  Rate represents the effective yield at July 31, 2022.

(d)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid (unless otherwise noted as illiquid) based upon procedures approved by the Board of Trustees. As of July 31, 2022, the fair value of these securities was $1,398,173 thousands and amounted to 74.4% of net assets.

bps — Basis points

Continuously callable — Investment is continuously callable or will be continuously callable on any date after the first call date until its maturity.

IDA — Industrial Development Authority

LLC — Limited Liability Company

LOC — Letter of Credit

LP — Limited Partnership

PLC — Public Limited Company

SOFR — Secured Overnight Financing Rate

USBMMY3M — 3 Month Treasury Bill Rate

Credit Enhancements — Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

LOC  Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

See notes to financial statements.

9

USAA Mutual Funds Trust	Statement of Assets and Liabilities July 31, 2022

(Amounts in Thousands, Except Per Share Amounts)

USAA Money Market Fund
Assets:
Investments, at value (Cost $1,876,093)	$1,876,093
Cash	2,742
Receivables:
Interest	691
Capital shares issued	2,542
Prepaid expenses	30
Total Assets	1,882,098
Liabilities:
Payables:
Distributions	18
Capital shares redeemed	2,000
Accrued expenses and other payables:
Investment advisory fees	383
Administration fees	160
Custodian fees	25
Transfer agent fees	401
Compliance fees	2
Trustees' fees	2
Other accrued expenses	68
Total Liabilities	3,059
Net Assets:
Capital	1,879,035
Total accumulated earnings	4
Net Assets	$1,879,039
Shares (unlimited number of shares authorized with no par value):	1,879,559
Net asset value, offering and redemption price per share: (a)	$1.00

(a)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

10

USAA Mutual Funds Trust	Statement of Operations For the Year Ended July 31, 2022

(Amounts in Thousands)

USAA Money Market Fund
Investment Income:
Interest	$11,109
Total Income	11,109
Expenses:
Investment advisory fees	4,531
Administration fees	1,888
Sub-Administration fees	6
Custodian fees	163
Transfer agent fees	4,719
Trustees' fees	49
Compliance fees	14
Legal and audit fees	46
State registration and filing fees	79
Other expenses	210
Total Expenses	11,705
Expenses waived/reimbursed by Adviser	(5,162)
Net Expenses	6,543
Net Investment Income	4,566
Realized/Unrealized Gains from Investments:
Net realized gains from investment securities	2
Net realized/unrealized gains on investments	2
Change in net assets resulting from operations	$4,568

See notes to financial statements.

11

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Money Market Fund
	Year Ended July 31, 2022	Year Ended July 31, 2021
From Investments:
Operations:
Net Investment Income	$4,566	$214
Net realized gains	2	—
Change in net assets resulting from operations	4,568	214
Change in net assets resulting from distributions to shareholders	(4,563)	(323)
Change in net assets resulting from capital transactions	(71,735)	(393,741)
Change in net assets	(71,730)	(393,850)
Net Assets:
Beginning of period	1,950,769	2,344,619
End of period	$1,879,039	$1,950,769
Capital Transactions:
Proceeds from shares issued	$587,931	$638,947
Distributions reinvested	4,525	320
Cost of shares redeemed	(664,191)	(1,033,008)
Change in net assets resulting from capital transactions	$(71,735)	$(393,741)
Share Transactions:
Issued	587,933	638,949
Reinvested	4,525	320
Redeemed	(664,191)	(1,033,008)
Change in Shares	(71,733)	(393,739)

See notes to financial statements.

12

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13

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities						Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains		Total from Investment Activities		Net Investment Income	Net Realized Gains From Investments
USAA Money Market Fund
Year Ended July 31: 2022	$1.00	—	(c)(d)	—	(c)	—	(c)	— (c)	—	(c)
2021	$1.00	—	(c)(d)	—		—	(c)	— (c)	—	(c)
2020	$1.00	0.01	(d)	—	(c)	0.01		(0.01)	—
2019	$1.00	0.02		—	(c)	0.02		(0.02)	—
2018	$1.00	0.01		—	(c)	0.01		(0.01)	—

(a)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

(b)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019 and in effect through November 30, 2023, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 3 of the accompanying Notes to Financial Statements.

(c)  Amount is less than $0.005 per share.

(d)  Per share net investment income (loss) has been calculated using the average daily shares method.

See notes to financial statements.

14

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Expenses(b)	Net Investment Income	Gross Expenses	Net Assets, End of Period (000's)
USAA Money Market Fund
Year Ended July 31: 2022	— (c)	$1.00	0.24%	0.35%	0.24%	0.62%	$1,879,039
2021	— (c)	$1.00	0.01%	0.23%	0.01%	0.61%	$1,950,769
2020	(0.01)	$1.00	1.04%	0.58%	1.15%	0.61%	$2,344,619
2019	(0.02)	$1.00	1.97%	0.62%	1.95%	0.62%	$4,878,643
2018	(0.01)	$1.00	1.13%	0.62%	1.12%	0.62%	$4,623,610

See notes to financial statements.

15

USAA Mutual Funds Trust	Notes to Financial Statements July 31, 2022

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 45 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Money Market Fund (the "Fund"). The Fund is classified as diversified under the 1940 Act.

The Fund operates as a retail money market fund in compliance with the requirements of Rule 2a-7 under the 1940 Act and as a retail money market fund, shares of the Fund are available for sale only to accounts that are beneficially owned by natural persons.

The Fund has adopted policies and procedures permitting the Trust's Board of Trustees (the "Board") to impose a liquidity fee or to temporarily suspend redemptions from the Fund (impose a "redemption gate") if the Fund's weekly liquid assets fall below specific thresholds, such as during times of market stress. The imposition of a liquidity fee would reduce the amount you would receive upon redemption of your shares of the Fund. The imposition of a redemption gate would temporarily delay your ability to redeem your investments in the Fund.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

16

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

Victory Capital Management Inc. ("VCM" or the "Adviser") has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Board's oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Repurchase agreements are valued at cost.

All securities held in the Fund are short-term debt securities, which are valued pursuant to Rule 2a-7 under the 1940 Act. This method values a security at its purchase price, and thereafter, assumes a constant amortization to maturity of any premiums or discounts. Securities for which amortized cost valuations are considered unreliable or whose values have been materially affected by a significant event are valued in good faith, at fair value, using methods determined by the Committee, under procedures to stabilize net assets and valuation procedures approved by the Board.

Repurchase Agreements:

The Fund may enter into repurchase agreements with commercial banks or recognized security dealers pursuant to the terms of a Master Repurchase Agreement. A repurchase agreement is an arrangement wherein the Fund purchases securities and the seller agrees to repurchase the securities at an agreed upon time and at an agreed upon price. The purchased securities are marked-to-market daily to ensure their value is equal to at least 102% of principal including accrued interest and are held by the Fund, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. Master Repurchase Agreements typically contain netting provisions, which provide for the net settlement of all transactions and collateral with the Fund through a single payment in the event of default or termination. Repurchase agreements are subject to credit risk, and the Fund's Adviser monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

Municipal Obligations:

The values of municipal obligations can fluctuate and may be affected by adverse tax, legislative, or political changes, and by financial developments affecting municipal issuers. Payments of municipal obligations may depend on a relatively limited source of revenue, resulting in greater credit risk. Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Federal Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of July 31.

For the year ended July 31, 2022, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

17

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in cross-trades, which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended July 31, 2022, the Fund engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses) (amounts in thousands):

Purchases	Sales	Net Realized Gains (Losses)
$35,000	$53,500	$—

Fees Paid Indirectly:

Expense offsets to custody fees that arise from credits on cash balances maintained on deposit are reflected on the Statement of Operations, as applicable, as Custodian fees.

3. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

The Fund's Investment Adviser fee is accrued daily and paid monthly at an annualized rate of 0.24% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the year ended July 31, 2022, are reflected on the Statement of Operations as Investment Advisory fees.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019, permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended July 31, 2022, the Fund had no subadvisers.

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.10%, which is based on the Fund's average daily net assets. Amounts incurred for the year ended July 31, 2022, are reflected on the Statement of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses

18

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

specifically allocated to the Fund. Amounts incurred for the year ended July 31, 2022, are reflected on the Statement of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the year ended July 31, 2022, are reflected on the Statement of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. Transfer agent's fees for the Fund are paid monthly based on a fee accrued daily at an annualized rate of 0.25% of average daily net assets, plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Amounts incurred and paid to VCTA for the year ended July 31, 2022, are reflected on the Statement of Operations as Transfer agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust and receives no fee or other compensation for these services.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended July 31, 2022, are reflected on the Statement of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least November 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred in any fiscal year exceed the expense limit for the fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of July 31, 2022, the expense limit (excluding voluntary waivers) was 0.62%.

Under the terms of the expense limitation agreement, as amended June 29, 2022, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limit in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount.

In addition, the Adviser agreed to further reimburse fees in excess of the Fund's expense limit of 0.62%. These voluntary reductions, to the extent necessary, are to maintain a certain minimum net yield of the Fund. Under this agreement to reimburse additional fees, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years after the

19

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

fiscal year in which the waiver or reimbursement took place, to the extent any repayments would not cause the Fund's net yield to fall below the Fund's minimum yield at the time of: (a) the original waiver or expense reimbursement; or (b) the expense limit in effect at the time of the extra waiver.

As of July 31, 2022, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayments are not probable at July 31, 2022.

Expires 2023	Expires 2024	Expires 2025	Total
$1,305	$8,192	$5,162	$14,659

Certain officers and/or interested trustees of the Fund are also officers and/ or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

4. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Stable Net Asset Value Risk — You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1 per share, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund's liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Liquidity Fees and Gates — The Fund may impose liquidity fees on redemptions and/or temporarily suspend redemptions (gates) if the Fund's weekly liquid assets fall below certain thresholds, such as during times of market stress. The imposition of a liquidity fee would reduce the amount you would receive upon redemption of your shares of the Fund. The imposition of a redemption gate would temporarily delay your ability to redeem your investments in the Fund.

Credit Risk — Credit risk is expected to be low for the Fund because it invests primarily in securities that are considered to be of high quality. However, there is the possibility that an issuer will fail to make timely interest and principal payments on its securities or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline.

LIBOR Discontinuation Risk — The London Interbank Offered Rate ("LIBOR") discontinuation may adversely affect the financial markets generally and the Fund's operations, finances and investments specifically. LIBOR has been the principal floating-rate benchmark in the financial markets. However, LIBOR has been or will be discontinued as a floating rate benchmark. The date of discontinuation depends on the LIBOR currency and tenor. With limited exceptions, no new LIBOR obligations will be entered into after December 31, 2021. Existing LIBOR obligations have transitioned or will transition to another benchmark, depending on the LIBOR currency and tenor. For some existing LIBOR-based obligations, the contractual consequences of the discontinuation of LIBOR may not be clear.

Non-LIBOR floating-rate obligations, including Secured Overnight Financing Rate ("SOFR")-based obligations, may have returns and values that fluctuate more than those of floating-rate debt obligations that are based on LIBOR or other rates. Also, because SOFR and some alternative floating rates are relatively new market indexes, markets for certain non-LIBOR obligations may never develop or may not be liquid. Market terms for non-LIBOR floating rate obligations, such as the spread over the index reflected in interest-rate provisions, may evolve over time, and prices of non-LIBOR floating rate obligations may be different depending on when they are issued and changing views about correct spread levels.

Various SOFR-based rates, including SOFR-based term rates, and various non-SOFR-based rates are expected to develop in response to the discontinuation of U.S. dollar LIBOR, which may create various

20

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

risks for the Fund and the financial markets more generally. There are non-LIBOR forward-looking floating rates that are not based on SOFR and that may be considered by participants in the financial markets as LIBOR alternatives. Such rates include AMERIBOR (American Interbank Offered Rate), BSBY (Bloomberg Short-Term Bank Yield Index) and BYI (Bank Yield Index). Unlike forward-looking SOFR-based term rates, such rates are intended to reflect a bank credit spread component.

It is not clear how replacement rates for LIBOR — including SOFR-based rates and non-SOFR-based rates — will develop and to what extent they will be used. There is no assurance that these replacement rates will be suitable substitutes for LIBOR, and thus the substitution of such rates for LIBOR could have an adverse effect on the Fund and the financial markets more generally. Concerns about market depth and stability could affect the development of non-SOFR-based term rates, and such rates may create various risks, which may or may not be similar to the risks relating to SOFR.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

5. Borrowing:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 27, 2022, with a termination date of June 26, 2023. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended July 31, 2022, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the commitment fees plus any interest on amounts borrowed. For the period from August 1, 2021, through June 27, 2022, interest was based on the one-month LIBOR plus one percent. Effective with the renewal, for the period June 28, 2022, through July 31, 2022, interest was based on the one-month Secured Overnight Financing Rate (SOFR) plus 1.10 percent. Interest charged to the Fund during the period, if applicable, is reflected on the Statement of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended July 31, 2022.

6. Federal Income Tax Information:

Distributions from the Fund's net investment income are accrued daily and distributed on the last business day of each month. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g.,

21

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2022

wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of July 31, 2022, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Year Ended July 31, 2022		Year Ended July 31, 2021
Distributions Paid From		Distributions Paid From
Ordinary Income	Total Distributions Paid	Ordinary Income	Total Distributions Paid
$4,563	$4,563	$323	$323

As of July 31, 2022, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains		Distributions Payable	Total Accumulated Earnings (Loss)
$22	$—	*	$(18)	$4

*  Rounds to less than $1 thousand.

As of July 31, 2022, the Fund had no capital loss carryforwards for federal income tax purposes.

As of July 31, 2022, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$1,876,093	$—	$—	$—

22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Money Market Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Money Market Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of July 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at July 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2022, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
September 28, 2022

23

USAA Mutual Funds Trust	Supplemental Information July 31, 2022

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, their positions with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 45 portfolios in the Trust. Each Trustee's address is c/o Fund Administration, 15935 La Cantera Pkwy, San Antonio, TX 78256.

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Retired.	45	Westhab, Inc., New York Theological Seminary, American Filtration Corp.
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Retired.	45	None

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USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (6/17-6/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-03/21); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Chairman of Board of AMCO (04/13-06/19); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management Company) (09/09-03/21); Chairman of Board of ISCO (04/13-12/20); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Chairman of Board of SAS (04/13-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-03/21); Director and Vice Chairman of FPS (12/13-03/21); President and Director of USAA Investment Corporation (ICORP) (03/10-03/21); Chairman of Board of ICORP (12/13-03/21); Director of USAA Financial Advisors, Inc. (FAI) (12/13-03/21); Chairman of Board of FAI (3/15-03/21).

				45	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Retired.	45	None

25

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-08/19), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present).	45	Terran Orbital Corp., American Made Filtration Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	45	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	45	Guardian Variable Products Trust (16 series)

Effective at the close of business on December 31, 2021, Robert L. Mason, Ph.D., retired from the Board of Trustees.

26

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustee
David C. Brown (May 1972)	Trustee	Trustee since July 2019

Chairman and Chief Executive Officer (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019-present).

				45 portfolios within the Trust; 40 portfolios within the Victory Portfolios, 25 series within the Victory Portfolios II, and 6 series within the Victory Variable Insurance Funds	None

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

27

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Officers:

The officers of the Trust, their date of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Officers of the Trust
Christopher K. Dyer (February 1962)	President	July 2019

Director of Mutual Fund Administration, Victory Capital Management Inc. (2004-present). Chief Operating Officer, Victory Capital Services, Inc. (2020-present). Vice President, Victory Capital Transfer Agency, Inc. (2019-present).

Scott Stahorsky (July 1969)	Vice President	July 2019	Manager, Fund Administration, Victory Capital Management Inc. (2015-present).
Thomas Dusenberry (July 1977)	Secretary	June 2022

Manager, Fund Administration, Victory Capital Management Inc. (since 2022); Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream, MLP Fund, and Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020-2022); Director of Fund Operations, Salient Partners (2016-2019).

James K. De Vries (April 1969)	Treasurer	March 2018

Executive Director, Victory Capital Management Inc. (7/1/19-present); Executive Director, Investment and Financial Administration, USAA (2012-6/30/19); Assistant Treasurer, USAA Mutual Funds Trust (2013-2018). Mr. De Vries also serves as the Funds' Principal Financial Officer.

Allan Shaer (March 1965)	Assistant Treasurer	July 2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (2016-present); Vice President, Mutual Fund Administration, JP Morgan Chase Bank (2011-2016).
Carol D. Trevino (October 1965)	Assistant Treasurer	September 2018	Director, Accounting and Finance, Victory Capital Management Inc. (7/1/19-present); Accounting/ Financial Director, USAA (12/13-6/30/19).
Charles Booth (April 1960)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, City Fund Services Ohio, Inc. (2007-present).

28

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Sean Fox (September 1976)	Chief Compliance Officer	June 2022	Deputy Chief Compliance Officer (July 2021-June 2022), Senior Compliance Officer, the Adviser (2019-2021), Compliance Officer, the Adviser (2015-2019).

  Effective at the close of business on April 27, 2022, Erin Wagner resigned as the Secretary of the Trust.

  Effective at the close of business on June 10, 2022, Colin Kinney resigned as the Chief Compliance Officer of the Trust.

29

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2022

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Fund makes available on VCM.com a complete list of portfolio holdings no sooner than 5 business days after the end of each month. Form N-MFP is available on the SEC's website at www.sec.gov.

Expense Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2022, through July 31, 2022.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 2/1/22	Actual Ending Account Value 7/31/22	Hypothetical Ending Account Value 7/31/22	Actual Expenses Paid During Period 2/1/22-7/31/22*	Hypothetical Expenses Paid During Period 2/1/22-7/31/22*	Annualized Expense Ratio During Period 2/1/22-7/31/22
$1,000.00	$1,002.40	$1,022.12	$2.68	$2.71	0.54%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

30

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
www.vcm.com	(800) 235-8396

23427-0922

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics in included as an Exhibit.

(b)	During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; on July 1, 2019, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics ("Sarbanes Code") applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial experts are Dr. Barbara B. Ostdiek, Ph.D. and Dawn M. Hawley, who are “independent” for purposes of this Item 3 of Form N-CSR.

Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Ms. Hawley was Chief Financial Officer, Director of Financial Planning and Analysis for AIM Management Group Inc. from October 1987 through January 2006 and was Manager of Finance at Menil Foundation, Inc. from May 2007 through June 2011. Each of Dr. Ostdiek and Ms. Hawley is an independent trustee who serves as a member of the Audit and Compliance Committee, Investments Committee, Product Management and Distribution Committee, and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.

Item 4. Principal Accountant Fees and Services.

	2022	2021
(a) Audit Fees (1)	$357,988	$339,500
(b) Audit-Related Fees (2)	-	-
(c) Tax Fees (3)	19,172	12,049
(d) All Other Fees (4)	-	-

(1) Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit fees billed were for professional services provided by Ernst & Young LLP for statutory and regulatory filings.

(2)  For the fiscal years ended July 31, 2022 and July 31, 2021, there were no audit-related fees billed by Ernst & Young LLP to the Registrant.

(3) Represents the aggregate tax fee billed for professional services rendered by Ernst & Young LLP for assistance with foreign tax compliance services and tax consulting services.

(4) For the fiscal years ended July 31, 2022 and July 31, 2021, there were no other fees billed by Ernst & Young LLP to the Registrant.

(e)(1) All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit and Compliance Committee. The Audit and Compliance Committee Charter also permits the Chair of the Audit and Compliance Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit and Compliance Committee. All non-audit services were pre-approved by the Audit and Compliance Committee or its Chair, consistent with the Audit and Compliance Committee's preapproval procedures.

(e)(2) There were no services performed under Rule 2.01 (c)(7)(i)(C).

(f) Not applicable.

(g) Aggregate non-audit fees for services rendered to the:

	Registrant	Adviser
2022	$19,172	$112,342
2021	$12,049	$123,184

(h) The aggregate non-audit fees related to fees billed by Ernst & Young LLP for services rendered to the Registrant; the investment adviser, and the Funds' transfer agent, Victory Capital Transfer Agency Inc., which includes aggregate fees accrued or paid to Ernst & Young LLP for professional services rendered related to the annual study of internal controls of the transfer agent for fiscal years listed above. All services were preapproved by the Audit Committee.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Corporate Governance Committee selects and nominates candidates for membership on the Board as independent trustees. The Corporate Governance Committee has adopted procedures to consider Board candidates suggested by shareholders. The procedures are initiated by the receipt of nominations submitted by a fund shareholder sent to Board member(s) at the address specified in fund disclosure documents or as received by the Adviser or a fund officer. Any recommendations for a nomination by a shareholder, to be considered by the Board, must include at least the following information: name; date of birth; contact information; education; business profession and other expertise; affiliations; experience relating to serving on the Board; and references. The Corporate Governance Committee gives shareholder recommendations the same consideration as any other candidate.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Not applicable.

Item 13. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	USAA Mutual Fund Trust

By (Signature and Title)*	/s/ James K. De Vries
James K. De Vries, Principal Financial Officer

Date	October 3, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Christopher K. Dyer
Christopher K. Dyer, Principal Executive Officer

Date	October 3, 2022

By (Signature and Title)*	/s/ James K. De Vries
James K. De Vries, Principal Financial Officer

Date	October 3, 2022